UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21265

PowerShares Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2013

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Buyback AchieversTM Portfolio (PKW)

PowerShares Dividend AchieversTM Portfolio (PFM)

PowerShares Financial Preferred Portfolio (PGF)

PowerShares High Yield Equity Dividend
AchieversTM Portfolio (PEY)

PowerShares International Dividend
AchieversTM Portfolio (PID)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	23
Dividend Income Portfolios
Schedules of Investments
PowerShares Buyback AchieversTM Portfolio (PKW)	25
PowerShares Dividend AchieversTM Portfolio (PFM)	28
PowerShares Financial Preferred Portfolio (PGF)	31
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	33
PowerShares International Dividend AchieversTM Portfolio (PID)	34
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	56
Tax Information	57
Trustees and Officers	58
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	66

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

International Equity:

The fiscal year began with improving economic data in the U.S. However, the ongoing eurozone sovereign debt crisis intensified in May 2012, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by economic data.

Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the U.S. and European central banks' monetary easing announcements.

Toward the end of 2012 there was uncertainty surrounding the U.S. presidential election and the "fiscal cliff." Policymakers managed a fiscal cliff compromise on the first day of 2013. Although decisions about government spending and whether to raise the debt ceiling or balance the budget were delayed until a later date, equity markets responded favorably to the compromise.

Despite volatility for much of the fiscal year ended April 30, 2013, major equity market indexes delivered double-digit gains, and 9 of the 10 sectors of the MSCI World Index had positive returns.(1)

(1)  Source: Bloomberg

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Manager's Analysis

PowerShares Buyback AchieversTM Portfolio (ticker: PKW)

As an index fund, the PowerShares Buyback AchieversTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Buyback Achievers Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

In order to be eligible for inclusion in the Index, a company must trade on the NYSE, NYSE MKT or NASDAQ, be incorporated in the United States or one of its territories, have a minimum average daily cash volume of $500,000 during the December and November prior to each reconstitution date and have repurchased at least 5% of its outstanding shares in the twelve months ended December 31. Companies that are eligible and selected for inclusion in the Index are weighted according to a modified market capitalization weighting methodology annually and the Index is rebalanced quarterly, with no company exceeding 5% of the Index as of a rebalance or reconstitution date.

Effective December 28, 2012, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Share Buyback AchieversTM Index to NASDAQ Buyback Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index in connection with either change.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 19.11%. On a net asset value ("NAV") basis, the Fund returned 19.08%. During the same time period, the Index returned 20.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index returned 16.89%, and the Russell 3000® Value Index returned 21.64%. The S&P 500® Index and Russell 3000® Value Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 500 and 2,105 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of broad-based market benchmarks.

The adviser selected the S&P 500® Index and the Russell 3000® Value Index as comparative indices to the Fund because of their recognition in the marketplace and their representation of the broader U.S. stock market. These reasons make their performance relevant when comparing to the Fund's performance.

The performance of the Fund differed in part from these Benchmark Indices in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Russell 3000® Value Index weights stocks based on market capitalization and focuses on lower price-to-book and lower forecasted growth values and the S&P 500® Index weights stocks based on market capitalization. More specifically, relative to the Russell 3000® Value Index, the Fund underperformed largely because it was overweight in the Information Technology sector, as well as the poor performance of specific stocks included within the Index from that sector.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and the Health Care sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations, as well as to the positive performance of specific stocks within the Health Care sector.

Manager's Analysis (Continued)

PowerShares Buyback AchieversTM Portfolio (ticker: PKW)

For the fiscal year ended April 30, 2013, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Health Care and Financials sectors, respectively. The Information Technology sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Amgen, Inc., a health care company (portfolio average weight of 3.69%); and Time Warner, Inc., a consumer discretionary company (portfolio average weight of 2.51%). Positions that detracted most significantly from the Fund's return included Intel Corp., an information technology company (no longer held at April 30, 2013); and Hewlett-Packard Co., an information technology company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Consumer Discretionary	34.1
Financials	19.6
Information Technology	16.6
Health Care	12.2
Industrials	7.4
Energy	5.4
Consumer Staples	4.0
Materials	0.7
Telecommunication Services	0.0
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Amgen, Inc.	5.0
Oracle Corp.	5.0
ConocoPhillips	4.9
American International Group, Inc.	4.1
Time Warner, Inc.	3.8
News Corp., Class A	3.2
Lowe's Cos., Inc.	2.9
Travelers Cos., Inc. (The)	2.2
DIRECTV	2.2
Viacom, Inc., Class B	1.9
Total	35.2

Manager's Analysis (Continued)

PowerShares Buyback AchieversTM Portfolio (ticker: PKW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
NASDAQ Buyback Achievers Index††	20.02%	17.47%	62.08%	10.73%	66.45%	6.98%	53.56%
Russell 3000® Value Index	21.64%	12.12%	40.94%	4.36%	23.81%	2.56%	17.40%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.12%	29.15%
Fund
NAV Return	19.08%	16.64%	58.67%	9.96%	60.74%	6.18%	46.41%
Market Price Return	19.11%	16.63%	58.64%	9.97%	60.86%	6.16%	46.22%

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.79%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective February 25, 2013, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc. as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Share Buyback AchieversTM Index to NASDAQ Buyback Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index.

†††  Average annualized.

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Manager's Analysis

PowerShares Dividend AchieversTM Portfolio (ticker: PFM)

As an index fund, the PowerShares Dividend Achievers Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend Achievers Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index and that have raised their annual regular cash dividend payments for at least each of the last ten consecutive fiscal years.

In order to be included in the Index, a company must be incorporated in the United States or one of its territories, trade on the NYSE, NYSE MKT or NASDAQ, and have raised its regular annual cash dividend payments for at least each of the last ten consecutive fiscal years. It also must have a minimum average daily cash volume of $500,000 in the November and December prior to each reconstitution date. The companies that meet these qualifications are weighted in the Index according to a modified market capitalization methodology, with no company exceeding 5% of the Index as of a rebalance or reconstitution date.

Effective December 28, 2012, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Broad Dividend AchieversTM Index to NASDAQ US Broad Dividend Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index in connection with either change.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 18.68%. On a net asset value ("NAV") basis, the Fund returned 18.67%. During the same time period, the Index returned 19.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index returned 16.89%, and the Russell 3000® Value Index returned 21.64%. The S&P 500® Index and Russell 3000® Value Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 500 and 2,105 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Russell 3000® Value Index as a comparative benchmark for its broad-based components and exposure to more value-oriented companies, which have characteristics similar to the holdings of the Fund. The S&P 500® Index does not have the same specific value-oriented relevance as the Russell 3000® Value Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a stock selection methodology based on dividends, whereas the Russell 3000® Value Index weights stocks based on market capitalization and focuses on companies with lower price-to-book and lower forecasted growth values and the S&P 500® Index is a broad-based index that weights stocks based on market capitalization. Additionally, relative to the Russell 3000® Value Index, the Fund underperformed largely because of the positive performance of specific stocks included in the Index from the Consumer Discretionary and Industrials sectors.

Manager's Analysis (Continued)

PowerShares Dividend AchieversTM Portfolio (ticker: PFM)

Relative to the S&P 500® Index, the Fund was underweight in the Information Technology sector and overweight in the Consumer Staples sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Consumer Staples sector contributed most significantly to the Fund's return, followed by the Health Care and Energy sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 5.18%); and Johnson & Johnson, a health care company (portfolio average weight of 4.90%). Positions that detracted most significantly from the Fund's return included Caterpillar, Inc., an industrials company (portfolio average weight of 1.55%); and Avon Products Inc., a consumer staples company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Consumer Staples	25.2
Energy	17.6
Industrials	12.2
Health Care	9.3
Consumer Discretionary	8.3
Information Technology	6.2
Financials	5.9
Materials	5.6
Telecommunication Services	4.9
Utilities	4.8
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Johnson & Johnson	5.1
Wal-Mart Stores, Inc.	5.1
Chevron Corp.	5.0
Procter & Gamble Co. (The)	4.9
Exxon Mobil Corp.	4.9
AT&T, Inc.	4.8
International Business Machines Corp.	4.7
Coca-Cola Co. (The)	4.4
PepsiCo, Inc.	3.0
McDonald's Corp.	2.4
Total	44.3

Manager's Analysis (Continued)

PowerShares Dividend AchieversTM Portfolio (ticker: PFM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
NASDAQ US Broad Dividend Achievers Index††	19.31%	14.79%	51.27%	5.61%	31.35%	5.74%	53.02%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.79%	53.91%
Russell 3000® Value Index	21.64%	12.12%	40.94%	4.36%	23.81%	5.17%	47.21%
Fund
NAV Return	18.67%	14.12%	48.61%	4.99%	27.60%	5.08%	45.88%
Market Price Return	18.68%	14.10%	48.53%	4.98%	27.52%	5.07%	45.79%

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective February 25, 2013, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc. as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Broad Dividend AchieversTM Index to NASDAQ US Broad Dividend Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index.

†††  Average annualized.

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Manager's Analysis

PowerShares Financial Preferred Portfolio (ticker: PGF)

As an index fund, the PowerShares Financial Preferred Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the "Index"). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index.

The Index provider selects constituents for the Index to attempt to portray a cross-section of the universe of preferred securities issued by financial institutions and listed on the NYSE or NYSE MKT. The constituents are selected using a proprietary selection methodology based on a number of criteria including ratings, maturity, shares outstanding, dividend classification and liquidity. The constituents are then weighted by a modified market capitalization methodology designed to limit the concentration of the largest securities. No security may account for more than 20% of the Index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 11.71%. On a net asset value ("NAV") basis, the Fund returned 11.78%. During the same time period, the Index returned 12.58%. The Fund employs a sampling methodology to attempt to track the Index, rather than a full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index returned 12.08%, and the S&P 500® Index returned 16.89%. The S&P U.S. Preferred Stock Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 242 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P U.S. Preferred Stock Index as a comparative index to the Fund because of its shared exposure to preferred securities. The S&P 500® Index does not have the same specific preferred stock relevance; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Index employs a modified market capitalization weighting methodology that limits specific issuer concentrations, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P U.S. Preferred Stock Index, the Fund performed substantially in-line with that index due to the shared exposure to preferred securities.

Relative to the S&P 500® Index the Fund was overweight in preferred stock of financial companies during the fiscal year ended April 30, 2013. Financial preferred stocks underperformed their peers within the Financials sector causing the Fund to underperform the S&P 500® Index.

For the fiscal year ended April 30, 2013, the Banks industry contributed most significantly to the Fund's return, followed by the Insurance and Diversified Financial Services industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund's return included HSBC Holdings PLC, a banks company (portfolio average weight of 9.36%); and Royal Bank of Scotland Group PLC, a banks company (portfolio average weight of 2.75%). There were no detracting positions.

Manager's Analysis (Continued)

PowerShares Financial Preferred Portfolio (ticker: PGF)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Banks	73.4
Insurance	24.8
Diversified Financial Services	3.0
Savings & Loans	0.9
Money Market Fund	0.7
Liabilities in excess of other assets	(2.8)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
HSBC Holdings PLC, 8.00%, Series 2	8.2
ING Groep NV, 8.50%	5.4
PNC Financial Services Group, Inc. (The), 6.13%, Series P	4.5
Bank of America Corp., 8.20%, Series H	4.4
HSBC Holdings PLC, 8.13%	4.3
ING Groep NV, 7.38%	3.9
Bank of America Corp., 8.63%, Series 8	3.8
Wells Fargo & Co., 8.00%, Series J	3.7
Barclays Bank PLC, 8.13%, Series 5	3.7
BB&T Corp., 5.63%, Series E	3.6
Total	45.5

Manager's Analysis (Continued)

PowerShares Financial Preferred Portfolio (ticker: PGF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Wells Fargo® Hybrid & Preferred Securities Financial Index	12.58%	11.63%	39.10%	6.82%	39.11%	4.46%	32.31%
S&P U.S. Preferred Stock Index	12.08%	9.58%	31.60%	6.40%	36.38%	4.67%	34.07%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.29%	30.96%
Fund
NAV Return	11.78%	10.55%	35.09%	5.78%	32.41%	3.18%	22.22%
Market Price Return	11.71%	10.69%	35.61%	5.71%	32.01%	3.08%	21.47%

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

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Manager's Analysis

PowerShares High Yield Equity Dividend AchieversTM Portfolio (ticker: PEY)

As an index fund, the PowerShares High Yield Equity Dividend AchieversTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Dividend Achievers 50 Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies that have a consistent record of dividend increases and that comprise the Index.

In order to be included in the Index, a company must have consistent increases in dividend payments over the last ten calendar or fiscal years of the company and a minimum average daily cash volume of $500,000 in the November and December prior to the reconstitution date in January. The company must also be incorporated in the United States, and cannot be a real estate investment trust or limited partnership. Companies are ranked according to yield, using the annualized current dividend and closing price. The top 50 yielding companies within the above universe are included in the Index and weighted according to a modified equal weighting methodology.

Effective December 28, 2012, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Mergent Dividend AchieversTM 50 Index to NASDAQ Dividend Achievers 50 Index. There were no changes to the methodology by which the Index Provider calculates the Index in connection with either change.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 20.05%. On a net asset value ("NAV") basis, the Fund returned 20.16%. During the same time period, the Index returned 20.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Select Dividend Index returned 20.15%, the S&P 500® Value Index returned 20.33%, and the S&P 500® Index returned 16.89%. The Dow Jones U.S. Select Dividend Index, S&P 500® Value Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices, with the Dow Jones U.S. Select Dividend Index being weighted by indicated dividend yield, and the S&P 500® Value Index and S&P 500® Index being weighted by market capitalization based on the average performance of approximately 357 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the Dow Jones U.S. Select Dividend Index to provide comparative benchmark performance measurement to similar dividend paying securities. The S&P 500® Value Index was selected to provide comparative benchmark performance measurement to value-oriented stocks. The S&P 500® Index was selected for its recognition in the marketplace, as well as its broad representation of the overall U.S. stock market.

In the case of the S&P 500® Value Index and the S&P 500® Index, the performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a stock selection methodology that selects companies based on their dividend yield, whereas these Benchmark Indices select and weight stocks based on market capitalization. The Fund's performance was in line with the performance of the S&P 500® Value Index and the Dow Jones U.S. Select Dividend Index.

Relative to the S&P 500® Index, the Fund was overweight in the Utilities sector and underweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's

Manager's Analysis (Continued)

PowerShares High Yield Equity Dividend AchieversTM Portfolio (ticker: PEY)

outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Electric industry contributed most significantly to the Fund's return, followed by the Gas and Insurance industries, respectively. The Office/Business Equipment industry detracted most from the Fund's return, followed by the Cosmetics/Personal Care and Computers industries, respectively.

Positions that contributed most significantly to the Fund's return included Old Republic International Corp., an insurance company (portfolio average weight of 3.55%); and Leggett & Platt, Inc., a miscellaneous manufacturing company (portfolio average weight of 2.24%). Positions that detracted most significantly from the Fund's return included Pitney Bowes, Inc., an office/business equipment company (portfolio average weight of 4.79%); and Avon Products Inc., a cosmetics/personal care company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Electric	17.5
Gas	16.4
Banks	14.1
Insurance	9.9
Agriculture	9.1
Office/Business Equipment	4.4
Water	3.4
Household Products/Wares	2.9
Telecommunications	2.4
Aerospace/Defense	2.3
Savings & Loans	2.2
Media	2.1
Oil & Gas	2.1
Computers	1.8
Diversified Financial Services	1.7
Miscellaneous Manufacturing	1.6
Packaging & Containers	1.6
Food	1.5
Pharmaceuticals	1.5
Retail	1.5
Money Market Fund	0.3
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Vector Group Ltd.	4.8
Pitney Bowes, Inc.	4.4
Mercury General Corp.	3.7
Old Republic International Corp.	2.9
Altria Group, Inc.	2.6
AT&T, Inc.	2.4
PPL Corp.	2.3
Lockheed Martin Corp.	2.3
AGL Resources, Inc.	2.2
People's United Financial, Inc.	2.2
Total	29.8

Manager's Analysis (Continued)

PowerShares High Yield Equity Dividend AchieversTM Portfolio (ticker: PEY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
NASDAQ Dividend Achievers 50 Index††	20.84%	13.70%	46.97%	4.17%	22.67%	0.93%	8.11%
Dow Jones U.S. Select Dividend Index	20.15%	15.87%	55.56%	6.89%	39.52%	5.39%	55.58%
S&P 500® Value Index	20.33%	12.08%	40.81%	3.68%	19.79%	5.13%	52.32%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.92%	62.23%
Fund
NAV Return	20.16%	13.02%	44.38%	3.58%	19.24%	0.51%	4.40%
Market Price Return	20.05%	12.99%	44.24%	3.56%	19.12%	0.51%	4.37%

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective February 25, 2013, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc. as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from Mergent Dividend AchieversTM 50 Index to NASDAQ Dividend Achievers 50 Index. There were no changes to the methodology by which the Index Provider calculates the Index.

†††  Average annualized.

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Manager's Analysis

PowerShares International Dividend AchieversTM Portfolio (ticker: PID)

As an index fund, the PowerShares International Dividend AchieversTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend Achievers Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index's universe is limited to American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") that trade on the London Stock Exchange ("LSE"), as well as ADRs and non-US common stock that trade on the NYSE, NYSE MKT, or NASDAQ. In order to be included in the Index, a company must have increased consistently its aggregate annual regular dividend over the past five calendar or fiscal years. The company also must have a minimum average daily cash volume of $500,000 in the November and December prior to each reconstitution date. Companies that meet the above criteria generally are weighted according to their trailing twelve month dividend yield.

Effective December 28, 2012, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from International Dividend AchieversTM Index to NASDAQ International Dividend Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index in connection with either change.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 15.75%. On a net asset value ("NAV") basis, the Fund returned 15.63%. During the same time period, the Index returned 16.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones EPAC Select Dividend Index returned 20.02%, the MSCI EAFE® Value Index returned 21.70%, and the S&P 500® Index returned 16.89%. The Dow Jones EPAC Select Dividend Index, MSCI EAFE® Value Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices, with the Dow Jones EPAC Select Dividend Index being weighted based on dividend yield, and the MSCI EAFE®Value Index and S&P 500® Index being weighted by market capitalization based on the average performance of approximately 497 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Dow Jones EPAC Select Dividend Index and the MSCI EAFE® Value Index to provide comparative benchmark performance measurements of similar dividend-paying securities and the international developed equity market. The MSCI EAFE® Value Index does not have the same specific dividend-related relevance as the Dow Jones EPAC Select Dividend Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall international developed stock market. The S&P 500® Index does not have the same specific dividend-related relevance or international developed equity market relevance as the Dow Jones EPAC Select Dividend Index or the MSCI EAFE® Value Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market, an important benchmark for investment performance.

In the case of the MSCI EAFE® Value Index and the S&P 500® Index, the performance of the Fund differed in part from these comparative indexes in part because the Fund tracks an Index that employs a dividend yield weighting and stock selection methodology, whereas these comparative indices select and weight

Manager's Analysis (Continued)

PowerShares International Dividend AchieversTM Portfolio (ticker: PID)

stocks based on market capitalization. More specifically, relative to the MSCI EAFE® Value Index, the Fund was underweight in the Financials sector and overweight in the Energy sector. The majority of the Fund's underperformance relative to this index during the period can be attributed to these sector allocations. In the case of the Dow Jones EPAC Select Dividend Index, the performance of the Fund differed from this comparative index because the Index's stock selection methodology differs from that of the comparative index. More specifically, relative to the Dow Jones EPAC Select Dividend Index, stock selection within the Financials sector and Energy sector was a large cause of underperformance for the Fund.

Relative to the S&P 500® Index, the Fund was overweight the Energy sector and Materials sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to the performance of specific stocks within these sectors, as well as the allocation to these sectors.

For the fiscal year ended April 30, 2013, the securities in the country of United Kingdom contributed most significantly to the Fund's return, followed by those in Canada and United States, respectively. Securities in Norway detracted most from the Fund's return, followed by those from Israel and Chile, respectively.

Positions that contributed most significantly to the Fund's return included Delhaize Group S.A. ADR (portfolio average weight of 2.10%); and Sanofi ADR (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund's return included Vale S.A. ADR (no longer held at April 30, 2013); and Textainer Group Holdings Ltd. (portfolio average weight of 0.81%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Energy	20.3
Telecommunication Services	18.2
Health Care	14.2
Consumer Staples	12.0
Financials	11.0
Consumer Discretionary	9.3
Industrials	6.1
Materials	5.3
Information Technology	2.0
Utilities	1.6
Money Market Fund	11.5
Liabilities in excess of other assets	(11.5)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
TELUS Corp.	4.2
Teekay Offshore Partners LP	3.9
Teekay LNG Partners LP	3.7
AstraZeneca PLC ADR	3.3
Vodafone Group PLC ADR	3.3
LUKOIL OAO ADR	3.2
GlaxoSmithKline PLC ADR	3.1
NTT DoCoMo, Inc. ADR	3.1
Nippon Telegraph & Telephone Corp. ADR	2.8
Delhaize Group SA ADR	2.6
Total	33.2

Manager's Analysis (Continued)

PowerShares International Dividend AchieversTM Portfolio (ticker: PID)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
NASDAQ International Dividend Achievers Index††	16.39%	10.75%	35.83%	1.48%	7.61%	5.86%	54.40%
Dow Jones EPAC Select Dividend Index	20.02%	10.19%	33.80%	1.80%	9.32%	N/A	N/A
MSCI EAFE® Value Index	21.70%	6.28%	20.05%	-1.64%	-7.96%	3.72%	32.27%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.79%	53.91%
Fund
NAV Return	15.63%	9.90%	32.72%	0.71%	3.63%	5.08%	45.91%
Market Price Return	15.75%	9.98%	33.02%	0.79%	4.02%	5.11%	46.24%

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective February 25, 2013, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc. as the Index Provider of the Index. Effective February 25, 2013, the name of the Index changed from International Dividend AchieversTM Index to NASDAQ International Dividend Achievers Index. There were no changes to the methodology by which the Index Provider calculates the Index.

†††  Average annualized.

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Buyback AchieversTM Portfolio (PKW) Actual	$1,000.00	$1,179.24	0.70%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Dividend AchieversTM Portfolio (PFM) Actual	$1,000.00	$1,140.05	0.57%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	0.57%	$2.86
PowerShares Financial Preferred Portfolio (PGF) Actual	$1,000.00	$1,043.00	0.63%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) Actual	$1,000.00	$1,145.10	0.55%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76
PowerShares International Dividend AchieversTM Portfolio (PID) Actual	$1,000.00	$1,138.99	0.56%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	0.56%	$2.81

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expense ratios based on annualized data in the Financial Highlights.

Schedule of Investments

PowerShares Buyback AchieversTM Portfolio (PKW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—34.1%
23,227	Abercrombie & Fitch Co., Class A	$1,151,130
8,087	American Greetings Corp., Class A	149,124
2,652	America's Car-Mart, Inc.(a)	122,708
13,606	ANN, Inc.(a)	401,921
31,485	Apollo Group, Inc., Class A(a)	578,379
3,726	Arctic Cat, Inc.(a)	167,633
34,249	AutoNation, Inc.(a)	1,558,672
10,386	AutoZone, Inc.(a)	4,248,809
11,497	Bally Technologies, Inc.(a)	612,560
63,610	Bed Bath & Beyond, Inc.(a)	4,376,368
94,433	Best Buy Co., Inc.	2,454,314
16,754	Big Lots, Inc.(a)	610,181
3,505	Blue Nile, Inc.(a)	114,368
20,574	Brinker International, Inc.	800,329
58,796	Cablevision Systems Corp., Class A	873,709
3,682	Capella Education Co.(a)	130,416
19,701	Career Education Corp.(a)	43,145
5,028	CEC Entertainment, Inc.	167,784
28,459	Charter Communications, Inc., Class A(a)	2,866,960
6,634	Children's Place Retail Stores, Inc. (The)(a)	324,535
9,919	Deckers Outdoor Corp.(a)	546,735
17,965	DeVry, Inc.	503,200
12,161	Dillard's, Inc., Class A	1,002,188
161,211	DIRECTV(a)	9,118,094
40,820	Discovery Communications, Inc., Class A(a)	3,217,432
34,718	GameStop Corp., Class A	1,211,658
27,930	GNC Holdings, Inc., Class A	1,266,067
23,952	Guess?, Inc.	662,991
76,260	H&R Block, Inc.	2,115,452
9,732	hhgregg, Inc.(a)	131,479
15,261	HSN, Inc.	802,423
19,190	Iconix Brand Group, Inc.(a)	549,793
74,850	International Game Technology	1,268,708
121,343	Interpublic Group of Cos., Inc. (The)	1,679,387
6,561	ITT Educational Services, Inc.(a)	120,132
6,242	JAKKS Pacific, Inc.	68,100
32,962	Jarden Corp.(a)	1,483,620
4,930	Kirkland's, Inc.(a)	59,456
65,963	Kohl's Corp.	3,104,219
27,255	Lear Corp.	1,574,794
144,230	Liberty Interactive Corp., Class A(a)	3,070,657
8,407	LIN TV Corp., Class A(a)	103,490
320,829	Lowe's Cos., Inc.	12,326,250
113,225	Macy's, Inc.	5,049,835
88,759	Marriott International, Inc., Class A	3,821,963
13,255	Morningstar, Inc.	874,963
429,455	News Corp., Class A	13,300,221
31,308	O'Reilly Automotive, Inc.(a)	3,359,975
6,504	Papa John's International, Inc.(a)	409,752
16,573	Pinnacle Entertainment, Inc.(a)	315,881
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
42,568	Saks, Inc.(a)	$491,660
23,609	Scientific Games Corp., Class A(a)	209,648
32,498	Scripps Networks Interactive, Inc., Class A	2,163,717
59,831	Service Corp. International	1,009,947
16,303	Sonic Corp.(a)	204,277
16,760	Tempur-Pedic International, Inc.(a)	812,860
84,886	Time Warner Cable, Inc.	7,969,947
266,341	Time Warner, Inc.	15,921,865
11,031	Valassis Communications, Inc.	282,725
124,838	Viacom, Inc., Class B	7,988,384
75,762	Virgin Media, Inc.	3,695,670
15,652	Weight Watchers International, Inc.	660,045
39,536	Wyndham Worldwide Corp.	2,375,323
28,372	Wynn Resorts Ltd.	3,895,476
		142,553,504
	Consumer Staples—4.0%
80,742	Coca-Cola Enterprises, Inc.	2,957,579
44,705	Constellation Brands, Inc., Class A(a)	2,206,192
17,415	Energizer Holdings, Inc.	1,682,115
30,378	Herbalife Ltd. (Cayman Islands)	1,206,310
148,404	Kroger Co. (The)	5,102,130
16,509	Nu Skin Enterprises, Inc., Class A	837,502
67,395	Safeway, Inc.	1,517,735
2,443	Seneca Foods Corp., Class A(a)	79,617
42,045	Smithfield Foods, Inc.(a)	1,076,352
		16,665,532
	Energy—5.4%
341,458	ConocoPhillips	20,641,136
8,713	Green Plains Renewable Energy, Inc.(a)	109,000
36,286	Plains Exploration & Production Co.(a)	1,640,127
		22,390,263
	Financials—19.6%
96,989	American Capital Ltd.(a)	1,467,444
25,379	American Financial Group, Inc.	1,225,044
415,271	American International Group, Inc.(a)	17,200,525
57,893	Ameriprise Financial, Inc.	4,314,765
7,065	Argo Group International Holdings Ltd. (Bermuda)	292,844
22,138	Assurant, Inc.	1,052,441
59,502	CapitalSource, Inc.	532,543
42,789	Capitol Federal Financial, Inc.	506,622
73,681	Chubb Corp. (The)	6,489,086
63,856	CNO Financial Group, Inc.	722,850
141,989	Discover Financial Services	6,210,599
39,413	East West Bancorp, Inc.	958,918
8,676	Employers Holdings, Inc.	196,511
6,917	FBL Financial Group, Inc., Class A	271,907
69,515	First Horizon National Corp.	722,956
8,809	Green Dot Corp., Class A(a)	138,389

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Buyback AchieversTM Portfolio (PKW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,224	Investment Technology Group, Inc.(a)	$111,339
37,049	Legg Mason, Inc.	1,180,381
77,357	Lincoln National Corp.	2,630,912
20,473	MCG Capital Corp.	105,231
78,114	McGraw-Hill Cos., Inc. (The)	4,226,749
15,487	Montpelier Re Holdings Ltd. (Bermuda)	398,945
46,393	NASDAQ OMX Group, Inc. (The)	1,367,666
19,620	Netspend Holdings, Inc.(a)	313,135
68,352	NYSE Euronext	2,652,741
4,972	Piper Jaffray Cos., Inc.(a)	167,855
9,182	Platinum Underwriters Holdings Ltd. (Bermuda)	521,079
16,191	Primerica, Inc.	549,846
3,122	Provident Financial Holdings, Inc.	50,576
13,546	RenaissanceRe Holdings Ltd. (Bermuda)	1,271,834
14,831	Ryman Hospitality Properties, Inc. (The) REIT	659,386
129,955	SLM Corp.	2,683,571
130,744	State Street Corp.	7,644,602
26,702	Torchmark Corp.	1,657,393
107,296	Travelers Cos., Inc. (The)	9,164,151
77,390	Unum Group	2,158,407
6,203	Westfield Financial, Inc.	46,709
3,636	World Acceptance Corp.(a)	323,095
		82,189,047
	Health Care—12.2%
94,092	Aetna, Inc.	5,404,644
22,745	Alere, Inc.(a)	584,092
48,305	Allscripts Healthcare Solutions, Inc.(a)	668,541
66,235	AmerisourceBergen Corp.	3,584,638
200,802	Amgen, Inc.	20,925,576
55,402	Becton, Dickinson and Co.	5,224,409
386,208	Boston Scientific Corp.(a)	2,892,698
15,393	Covance, Inc.(a)	1,147,702
37,833	Coventry Health Care, Inc.	1,874,625
11,701	Enzon Pharmaceuticals, Inc.	38,613
5,061	LHC Group, Inc.(a)	109,925
16,469	Questcor Pharmaceuticals, Inc.	506,257
15,540	Sciclone Pharmaceuticals, Inc.(a)	73,504
40,045	Select Medical Holdings Corp.	330,371
4,059	SurModics, Inc.(a)	107,361
14,115	United Therapeutics Corp.(a)	942,600
18,340	ViroPharma, Inc.(a)	499,765
85,415	WellPoint, Inc.	6,228,462
		51,143,783
	Industrials—7.4%
30,399	AECOM Technology Corp.(a)	883,699
2,353	American Science & Engineering, Inc.	151,722
28,012	Avery Dennison Corp.	1,161,097
1,955	Barrett Business Services, Inc.	103,498
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,421	Belden, Inc.	$613,846
13,369	Briggs & Stratton Corp.	300,669
2,661	Consolidated Graphics, Inc.(a)	94,918
12,515	Dun & Bradstreet Corp. (The)	1,106,952
5,812	Encore Wire Corp.	190,343
13,534	Flowserve Corp.	2,139,996
37,701	GrafTech International Ltd.(a)	270,693
53,484	Iron Mountain, Inc.	2,024,904
3,219	Kadant, Inc.	89,070
10,112	Kforce, Inc.	152,893
26,457	L-3 Communications Holdings, Inc.	2,149,631
21,370	MasTec, Inc.(a)	594,086
7,810	Mueller Industries, Inc.	404,402
88,898	Norfolk Southern Corp.	6,882,483
69,040	Northrop Grumman Corp.	5,229,090
11,917	Resources Connection, Inc.	135,377
39,440	Rockwell Collins, Inc.	2,481,565
207,586	Southwest Airlines Co.	2,843,928
9,451	TAL International Group, Inc.(a)	391,271
14,460	Taser International, Inc.(a)	127,393
11,313	United Stationers, Inc.	367,333
		30,890,859
	Information Technology—16.6%
10,654	Advanced Energy Industries, Inc.(a)	180,905
42,964	Amkor Technology, Inc.(a)	181,738
3,904	Anaren, Inc.(a)	91,393
21,689	AOL, Inc.(a)	838,063
337,559	Applied Materials, Inc.	4,897,981
29,805	Arrow Electronics, Inc.(a)	1,169,250
38,601	Avnet, Inc.(a)	1,264,183
3,919	Badger Meter, Inc.	171,182
4,832	Black Box Corp.	104,951
40,193	BMC Software, Inc.(a)	1,827,978
128,246	CA, Inc.	3,458,795
6,494	CACI International, Inc., Class A(a)	379,834
4,873	Comtech Telecommunications Corp.	119,925
30,909	Convergys Corp.	526,071
414,171	Corning, Inc.	6,005,479
41,062	Cypress Semiconductor Corp.(a)	414,316
16,351	Dice Holdings, Inc.(a)	138,002
12,893	Dolby Laboratories, Inc., Class A	423,535
84,409	Electronic Arts, Inc.(a)	1,486,442
37,552	Fiserv, Inc.(a)	3,421,363
33,015	GT Advanced Technologies, Inc.(a)	129,749
13,030	Higher One Holdings, Inc.(a)	128,476
8,033	Immersion Corp.(a)	85,069
11,571	InterDigital, Inc.	513,868
17,767	Lexmark International, Inc., Class A	538,518
26,307	Limelight Networks, Inc.(a)	50,773
150,490	Marvell Technology Group Ltd. (Bermuda)	1,619,272

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Buyback AchieversTM Portfolio (PKW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
16,321	Micrel, Inc.	$164,189
33,389	Monster Worldwide, Inc.(a)	146,244
77,632	Motorola Solutions, Inc.	4,440,550
18,646	NeuStar, Inc., Class A(a)	818,000
15,050	OmniVision Technologies, Inc.(a)	201,820
636,497	Oracle Corp.	20,864,372
56,506	PMC - Sierra, Inc.(a)	325,475
26,079	QLogic Corp.(a)	283,218
12,036	QuinStreet, Inc.(a)	78,715
14,474	RealD, Inc.(a)	216,676
29,097	Rovi Corp.(a)	680,579
193,861	Symantec Corp.(a)	4,710,822
10,619	Tech Data Corp.(a)	496,226
52,555	Total System Services, Inc.	1,241,349
21,300	ValueClick, Inc.(a)	657,318
36,888	Vishay Intertechnology, Inc.(a)	517,908
14,088	WebMD Health Corp.(a)	340,225
10,266	Websense, Inc.(a)	183,145
357,955	Xerox Corp.	3,071,254
7,531	XO Group, Inc.(a)	84,799
		69,689,995
	Materials—0.7%
43,274	Ball Corp.	1,909,249
27,816	Boise, Inc.	222,250
12,824	Cytec Industries, Inc.	934,356
		3,065,855
	Telecommunication Services—0.0%
10,837	General Communication, Inc., Class A(a)	105,227
Total Common Stocks and Other Equity Interests	(Cost $379,791,902)	418,694,065
	Money Market Fund—0.1%
250,785	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $250,785)	250,785
	Total Investments (Cost $380,042,687)—100.1%	418,944,850
	Liabilities in excess of other assets—(0.1)%	(323,518)
	Net Assets—100.0%	$418,621,332

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dividend AchieversTM Portfolio (PFM)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—8.3%
1,648	Cracker Barrel Old Country Store, Inc.	$136,356
8,027	Family Dollar Stores, Inc.	492,617
10,790	Genuine Parts Co.	823,601
3,514	John Wiley & Sons, Inc., Class A	134,129
9,826	Leggett & Platt, Inc.	316,790
79,329	Lowe's Cos., Inc.	3,047,820
1,989	Matthews International Corp., Class A	73,215
69,831	McDonald's Corp.	7,132,538
2,513	Meredith Corp.	97,555
462	NACCO Industries, Inc., Class A	26,805
50,217	NIKE, Inc., Class B	3,193,801
4,799	Polaris Industries, Inc.	413,626
15,467	Ross Stores, Inc.	1,021,905
45,264	Target Corp.	3,193,828
8,808	Tiffany & Co.	648,973
50,721	TJX Cos., Inc. (The)	2,473,663
7,662	VF Corp.	1,365,522
		24,592,744
	Consumer Staples—25.2%
140,851	Altria Group, Inc.	5,142,470
1,276	Andersons, Inc. (The)	69,567
45,805	Archer-Daniels-Midland Co.	1,554,622
8,962	Brown-Forman Corp., Class B	631,821
2,664	Casey's General Stores, Inc.	154,272
9,658	Church & Dwight Co., Inc.	617,050
9,058	Clorox Co. (The)	781,252
311,954	Coca-Cola Co. (The)	13,205,013
32,862	Colgate-Palmolive Co.	3,924,051
18,284	Hormel Foods Corp.	754,581
7,613	J.M. Smucker Co. (The)	785,890
27,215	Kimberly-Clark Corp.	2,808,316
1,921	Lancaster Colony Corp.	151,624
8,354	McCormick & Co., Inc.	600,987
4,082	Nu Skin Enterprises, Inc., Class A	207,080
107,587	PepsiCo, Inc.	8,872,700
189,391	Procter & Gamble Co. (The)	14,539,547
40,883	Sysco Corp.	1,425,181
2,668	Tootsie Roll Industries, Inc.	83,322
1,587	Universal Corp.	91,332
6,086	Vector Group Ltd.	99,263
65,780	Walgreen Co.	3,256,768
195,035	Wal-Mart Stores, Inc.	15,158,120
		74,914,829
	Energy—17.6%
2,565	Alliance Resource Partners LP	190,913
6,283	Buckeye Partners LP	388,164
1,606	CARBO Ceramics, Inc.	113,464
122,828	Chevron Corp.	14,986,244
84,429	ConocoPhillips	5,103,733
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,072	Energen Corp.	$240,514
62,294	Enterprise Products Partners LP	3,778,131
18,840	EOG Resources, Inc.	2,282,654
161,963	Exxon Mobil Corp.	14,413,087
7,354	Helmerich & Payne, Inc.	431,092
17,580	Kinder Morgan Energy Partners LP	1,554,951
15,733	Magellan Midstream Partners LP	834,321
13,517	Murphy Oil Corp.	839,271
5,417	NuStar Energy LP	271,283
56,350	Occidental Petroleum Corp.	5,029,801
23,233	Plains All American Pipeline LP	1,334,039
6,913	Sunoco Logistics Partners LP	429,367
3,639	TC Pipelines LP	171,033
		52,392,062
	Financials—5.9%
1,767	1st Source Corp.	41,578
32,614	Aflac, Inc.	1,775,506
921	Arrow Financial Corp.	22,279
1,060	BancFirst Corp.	44,350
2,459	Bank of the Ozarks, Inc.	100,647
9,960	Brown & Brown, Inc.	308,660
18,219	Chubb Corp. (The)	1,604,547
11,315	Cincinnati Financial Corp.	553,417
6,391	Commerce Bancshares, Inc.	256,343
2,774	Community Bank System, Inc.	79,447
1,122	Community Trust Bancorp, Inc.	38,844
4,215	Cullen/Frost Bankers, Inc.	254,628
7,983	Eaton Vance Corp.	318,362
3,274	Erie Indemnity Co., Class A	260,512
2,562	Essex Property Trust, Inc. REIT	402,362
4,495	Federal Realty Investment Trust REIT	525,960
1,000	First Financial Corp.	30,890
14,766	Franklin Resources, Inc.	2,283,710
7,046	HCC Insurance Holdings, Inc.	300,160
31,442	HCP, Inc. REIT	1,675,859
19,315	McGraw-Hill Cos., Inc. (The)	1,045,135
3,819	Mercury General Corp.	174,566
1,936	National Health Investors, Inc. REIT	128,241
7,653	National Retail Properties, Inc. REIT	303,671
18,128	Old Republic International Corp.	244,728
24,178	People's United Financial, Inc.	318,182
3,912	Prosperity Bancshares, Inc.	179,717
12,444	Realty Income Corp. REIT	634,271
1,346	Republic Bancorp, Inc., Class A	29,881
1,478	RLI Corp.	106,194
12,026	SEI Investments Co.	344,665
12,280	Senior Housing Properties Trust REIT	349,120
1,348	Southside Bancshares, Inc.	28,820
3,014	StanCorp Financial Group, Inc.	130,145
17,934	T. Rowe Price Group, Inc.	1,300,215

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dividend AchieversTM Portfolio (PFM)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,531	Tanger Factory Outlet Centers, Inc. REIT	$242,431
1,007	Tompkins Financial Corp.	42,093
2,818	UMB Financial Corp.	141,858
3,500	United Bankshares, Inc.	88,585
869	Universal Health Realty Income Trust REIT	46,691
1,537	Urstadt Biddle Properties, Inc., Class A REIT	34,229
9,446	W.R. Berkley Corp.	410,145
1,938	Westamerica Bancorp.	84,090
605	Westwood Holdings Group, Inc.	26,439
4,781	WP Carey, Inc. REIT	337,156
		17,649,329
	Health Care—9.3%
109,940	Abbott Laboratories	4,058,985
13,699	Becton, Dickinson and Co.	1,291,816
5,750	C.R. Bard, Inc.	571,320
23,632	Cardinal Health, Inc.	1,045,007
179,007	Johnson & Johnson	15,256,766
70,953	Medtronic, Inc.	3,312,086
4,326	Owens & Minor, Inc.	140,898
26,430	Stryker Corp.	1,733,279
2,322	West Pharmaceutical Services, Inc.	148,283
		27,558,440
	Industrials—12.2%
48,126	3M Co.	5,039,273
2,750	A.O. Smith Corp.	207,433
3,665	ABM Industries, Inc.	82,646
3,377	Brady Corp., Class A	114,413
11,218	C.H. Robinson Worldwide, Inc.	666,237
4,376	Carlisle Cos., Inc.	283,871
45,483	Caterpillar, Inc.	3,851,046
8,575	Cintas Corp.	384,760
3,502	CLARCOR, Inc.	181,053
10,303	Donaldson Co., Inc.	374,823
12,451	Dover Corp.	858,870
50,222	Emerson Electric Co.	2,787,823
14,362	Expeditors International of Washington, Inc.	516,027
20,632	Fastenal Co.	1,012,000
3,276	Franklin Electric Co., Inc.	106,044
24,557	General Dynamics Corp.	1,816,236
1,516	Gorman-Rupp Co. (The)	42,827
4,176	Graco, Inc.	252,773
32,234	Illinois Tool Works, Inc.	2,081,027
5,769	Lincoln Electric Holdings, Inc.	304,372
893	Lindsay Corp.	68,600
22,509	Lockheed Martin Corp.	2,230,417
1,790	McGrath RentCorp	55,597
2,565	Mine Safety Appliances Co.	123,120
4,491	Nordson Corp.	312,080
21,982	Norfolk Southern Corp.	1,701,846
10,376	Parker Hannifin Corp.	919,002
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
14,004	Pitney Bowes, Inc.	$191,435
2,565	Raven Industries, Inc.	86,056
10,157	Rollins, Inc.	247,018
6,878	Roper Industries, Inc.	822,953
11,739	Stanley Black & Decker, Inc.	878,195
1,307	Tennant Co.	62,501
63,748	United Technologies Corp.	5,819,555
1,855	Valmont Industries, Inc.	270,329
4,834	W.W. Grainger, Inc.	1,191,436
2,071	Watsco, Inc.	174,751
		36,118,445
	Information Technology—6.2%
33,734	Automatic Data Processing, Inc.	2,271,648
988	Badger Meter, Inc.	43,156
798	Cass Information Systems, Inc.	33,356
4,399	Diebold, Inc.	128,847
3,061	FactSet Research Systems, Inc.	287,948
7,728	Harris Corp.	357,034
68,422	International Business Machines Corp.	13,858,192
6,005	Jack Henry & Associates, Inc.	278,632
16,175	Linear Technology Corp.	590,387
20,343	Maxim Integrated Products, Inc.	629,209
		18,478,409
	Materials—5.6%
14,790	Air Products & Chemicals, Inc.	1,286,138
6,208	Albemarle Corp.	380,240
4,584	AptarGroup, Inc.	257,162
7,139	Bemis Co., Inc.	280,920
20,372	Ecolab, Inc.	1,723,879
3,470	H.B. Fuller Co.	131,513
5,677	International Flavors & Fragrances, Inc.	438,208
37,183	Monsanto Co.	3,971,888
22,093	Nucor Corp.	963,697
10,666	PPG Industries, Inc.	1,569,395
20,601	Praxair, Inc.	2,354,694
4,477	Royal Gold, Inc.	248,832
9,133	RPM International, Inc.	295,909
7,151	Sherwin-Williams Co. (The)	1,309,420
8,377	Sigma-Aldrich Corp.	659,186
7,084	Sonoco Products Co.	248,223
1,457	Stepan Co.	82,962
6,314	Valspar Corp. (The)	402,959
		16,605,225
	Telecommunication Services—4.9%
381,955	AT&T, Inc.	14,308,034
1,083	Atlantic Tele-Network, Inc.	54,984
7,016	Telephone & Data Systems, Inc.	157,439
		14,520,457

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dividend AchieversTM Portfolio (PFM)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Utilities—4.8%
8,192	AGL Resources, Inc.	$359,219
1,346	American States Water Co.	74,676
9,795	Aqua America, Inc.	310,795
6,283	Atmos Energy Corp.	278,777
4,177	Avista Corp.	117,165
3,073	Black Hills Corp.	144,093
2,926	California Water Service Group	58,666
657	Connecticut Water Service, Inc.	18,711
20,370	Consolidated Edison, Inc.	1,296,551
12,986	MDU Resources Group, Inc.	324,001
1,655	MGE Energy, Inc.	92,432
1,173	Middlesex Water Co.	23,003
5,772	National Fuel Gas Co.	362,020
2,894	New Jersey Resources Corp.	136,597
29,481	NextEra Energy, Inc.	2,418,326
21,863	Northeast Utilities	991,050
1,893	Northwest Natural Gas Co.	84,182
14,231	ONEOK, Inc.	730,904
5,066	Piedmont Natural Gas Co., Inc.	174,422
40,459	PPL Corp.	1,350,521
12,178	Questar Corp.	309,199
9,166	SCANA Corp.	496,797
1,390	SJW Corp.	35,250
2,155	South Jersey Industries, Inc.	132,964
60,439	Southern Co. (The)	2,914,973
7,864	UGI Corp.	322,267
2,896	UNS Energy Corp.	147,580
5,698	Vectren Corp.	214,017
3,572	WGL Holdings, Inc.	165,098
908	York Water Co. (The)	17,025
		14,101,281
	Total Investments (Cost $238,635,412)—100.0%	296,931,221
	Liabilities in excess of other assets—(0.0)%	(2,849)
	Net Assets—100.0%	$296,928,372

Investment Abbreviations:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Schedule of Investments

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2013

Number of Shares		Value
	Preferred Stocks—102.1%
	Banks—73.4%
638,017	Bank of America Corp., 6.20%, Series D	$16,160,971
1,300,809	Bank of America Corp., 7.25%, Series J	33,313,718
3,353,488	Bank of America Corp., 8.20%, Series H	83,803,665
2,830,008	Bank of America Corp., 8.63%, Series 8	72,165,204
718,552	Bank of New York Mellon Corp. (The), 5.20%	18,409,302
297,030	Barclays Bank PLC, 6.63%, Series 2 (United Kingdom)	7,562,384
98,489	Barclays Bank PLC, 7.10%, Series 3 (United Kingdom)	2,520,333
486,519	Barclays Bank PLC, 7.75%, Series 4 (United Kingdom)	12,518,134
2,689,190	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	69,192,859
2,676,351	BB&T Corp., 5.63%, Series E	68,916,038
494,324	BB&T Corp., 5.85%, Series D	13,079,813
1,392,988	Capital One Financial Corp., 6.00%, Series B	36,384,846
868,545	Citigroup, Inc., 5.80%, Series C(a)	22,000,245
650,696	Goldman Sachs Group, Inc. (The), 5.50%, Series J(a)	16,729,394
1,201,607	Goldman Sachs Group, Inc. (The), 5.95%, Series I	30,857,268
1,302,401	Goldman Sachs Group, Inc. (The), 6.20%, Series B	33,328,442
5,380,676	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	155,124,889
3,121,310	HSBC Holdings PLC, 8.13% (United Kingdom)	80,498,585
568,785	HSBC USA, Inc., 6.50%, Series H	14,634,838
697,855	JPMorgan Chase & Co., 5.45%, Series P	17,620,839
877,443	JPMorgan Chase & Co., 5.50%, Series O	22,295,827
2,105,596	JPMorgan Chase & Co., 8.63%, Series J	53,713,754
2,960,201	PNC Financial Services Group, Inc. (The), 6.13%, Series P	84,957,769
733,185	Regions Financial Corp., 6.38%, Series A	18,813,527
540,720	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	12,474,410
411,446	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)	9,504,403
459,504	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	10,986,741
389,187	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	9,472,812
1,914,149	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	48,179,130
1,191,360	Santander Finance Preferred SA Unipersonal, 10.50%, Series 10 (Spain)	32,869,622
802,328	State Street Corp., 5.25%, Series C	20,443,317
656,710	SunTrust Banks, Inc., 5.88%, Series E	16,765,806
882,800	U.S. Bancorp, 5.15%, Series H(a)	22,070,000
Number of Shares		Value
	Preferred Stocks (Continued)
810,897	U.S. Bancorp, 6.00%, Series G	$22,753,770
1,246,433	U.S. Bancorp, 6.50%, Series F	37,343,133
935,134	U.S. Bancorp, 7.88%, Series D	23,714,998
64,237	Wells Fargo & Co., 5.13%, Series O	1,628,408
1,082,215	Wells Fargo & Co., 5.20%, Series N	27,737,170
236,256	Wells Fargo & Co., 5.25%, Series P(a)	6,024,528
2,254,427	Wells Fargo & Co., 8.00%, Series J	69,323,630
1,228,155	Zions Bancorp., 9.50%, Series C	31,833,778
		1,387,728,300
	Diversified Financial Services—3.0%
682,319	Charles Schwab Corp. (The), 6.00%, Series B	18,402,143
829,174	Discover Financial Services, 6.50%, Series B	22,006,278
671,208	HSBC Finance Corp., 6.36%, Series B	17,068,820
		57,477,241
	Insurance—24.8%
897,020	Aegon NV, 6.38% (Netherlands)	23,923,523
302,258	Aegon NV, 6.50% (Netherlands)	7,659,218
432,795	Aegon NV, 6.88% (Netherlands)	11,040,601
1,400,753	Aegon NV, 7.25% (Netherlands)	35,817,254
480,763	Arch Capital Group Ltd., 6.75%, Series C (Bermuda)	13,269,059
350,000	Aspen Insurance Holdings Ltd., 5.95%(a)	9,012,500
617,768	Axis Capital Holdings Ltd., 6.88%, Series C (Bermuda)	17,136,884
605,584	ING Groep NV, 6.13% (Netherlands)	15,278,884
1,453,411	ING Groep NV, 6.38% (Netherlands)	36,771,298
2,865,338	ING Groep NV, 7.38% (Netherlands)	73,352,653
3,852,587	ING Groep NV, 8.50% (Netherlands)	101,323,038
2,137,949	MetLife, Inc., 6.50%, Series B	55,094,946
120,000	PartnerRe Ltd., 5.88%, Series F (Bermuda)(a)	3,086,400
792,709	PartnerRe Ltd., 7.25%, Series E (Bermuda)	22,631,842
466,772	Principal Financial Group, Inc., 6.52%, Series B	12,700,866
377,586	Prudential PLC, 6.50% (United Kingdom)	9,817,236
433,769	Prudential PLC, 6.75% (United Kingdom)	11,165,214
337,674	RenaissanceRe Holdings Ltd., 6.08%, Series C (Bermuda)	8,637,701
69,453	RenaissanceRe Holdings Ltd., 6.60%, Series D (Bermuda)	1,781,470
		469,500,587
	Savings & Loans—0.9%
573,054	First Niagara Financial Group, Inc., 8.63%, Series B	17,042,626
	Total Preferred Stocks (Cost $1,693,440,900)	1,931,748,754

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.7%
13,471,541	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $13,471,541)	$13,471,541
	Total Investments (Cost $1,706,912,441)—102.8%	1,945,220,295
	Liabilities in excess of other assets—(2.8)%	(53,768,326)
	Net Assets—100.0%	$1,891,451,969

Notes to Schedule of Investments:

(a)  Non-income producing security.

This Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom	23.2%
Netherlands	16.1%

See Notes to Financial Statements.

Schedule of Investments

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—2.3%
76,023	Lockheed Martin Corp.	$7,533,119
	Agriculture—9.1%
229,125	Altria Group, Inc.	8,365,354
98,052	Universal Corp.	5,642,892
948,012	Vector Group Ltd.	15,462,076
		29,470,322
	Banks—14.1%
253,596	Arrow Financial Corp.	6,134,487
189,402	Community Bank System, Inc.	5,424,473
167,521	Community Trust Bancorp, Inc.	5,799,577
75,605	Cullen/Frost Bankers, Inc.	4,567,298
307,639	Southside Bancshares, Inc.	6,577,322
130,917	Tompkins Financial Corp.	5,472,331
269,622	United Bankshares, Inc.	6,824,133
110,896	Westamerica Bancorp.	4,811,777
		45,611,398
	Computers—1.8%
192,603	Diebold, Inc.	5,641,342
	Diversified Financial Services—1.7%
124,793	Westwood Holdings Group, Inc.	5,453,454
	Electric—17.5%
250,197	Avista Corp.	7,018,026
120,663	Black Hills Corp.	5,657,888
101,689	Consolidated Edison, Inc.	6,472,505
67,361	NextEra Energy, Inc.	5,525,623
119,829	Northeast Utilities	5,431,848
226,162	PPL Corp.	7,549,287
116,474	SCANA Corp.	6,312,891
137,077	Southern Co. (The)	6,611,224
111,852	UNS Energy Corp.	5,699,978
		56,279,270
	Food—1.5%
139,411	Sysco Corp.	4,859,868
	Gas—16.4%
164,482	AGL Resources, Inc.	7,212,536
118,277	Atmos Energy Corp.	5,247,950
122,467	New Jersey Resources Corp.	5,780,442
145,932	Northwest Natural Gas Co.	6,489,596
170,900	Piedmont Natural Gas Co., Inc.	5,884,087
176,868	Questar Corp.	4,490,679
88,187	South Jersey Industries, Inc.	5,441,138
174,267	Vectren Corp.	6,545,469
126,668	WGL Holdings, Inc.	5,854,595
		52,946,492
Number of Shares		Value
	Common Stocks (Continued)
	Household Products/Wares—2.9%
50,290	Clorox Co. (The)	$4,337,512
47,472	Kimberly-Clark Corp.	4,898,636
		9,236,148
	Insurance—9.9%
112,697	Cincinnati Financial Corp.	5,512,010
63,964	Erie Indemnity Co., Class A	5,089,616
262,195	Mercury General Corp.	11,984,933
686,223	Old Republic International Corp.	9,264,011
		31,850,570
	Media—2.1%
171,444	Meredith Corp.	6,655,456
	Miscellaneous Manufacturing—1.6%
156,517	Leggett & Platt, Inc.	5,046,108
	Office/Business Equipment—4.4%
1,045,869	Pitney Bowes, Inc.	14,297,029
	Oil & Gas—2.1%
112,533	ConocoPhillips	6,802,620
	Packaging & Containers—1.6%
150,910	Sonoco Products Co.	5,287,886
	Pharmaceuticals—1.5%
56,517	Johnson & Johnson	4,816,944
	Retail—1.5%
47,717	McDonald's Corp.	4,873,814
	Savings & Loans—2.2%
545,513	People's United Financial, Inc.	7,178,951
	Telecommunications—2.4%
205,874	AT&T, Inc.	7,712,040
	Water—3.4%
248,827	California Water Service Group	4,988,982
298,630	Middlesex Water Co.	5,856,134
		10,845,116
	Total Common Stocks (Cost $285,852,833)	322,397,947
	Money Market Fund—0.3%
935,496	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $935,496)	935,496
	Total Investments (Cost $286,788,329)—100.3%	323,333,443
	Liabilities in excess of other assets—(0.3)%	(857,615)
	Net Assets—100.0%	$322,475,828

See Notes to Financial Statements.

Schedule of Investments

PowerShares International Dividend AchieversTM Portfolio (PID)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—1.9%
243,495	BHP Billiton Ltd. ADR(a)	$16,367,734
	Belgium—2.6%
363,337	Delhaize Group SA ADR(a)	22,712,196
	Bermuda—4.6%
312,477	Alterra Capital Holdings Ltd.	10,171,126
280,061	Axis Capital Holdings Ltd.	12,499,123
343,451	Lazard Ltd., Class A	11,642,989
64,418	RenaissanceRe Holdings Ltd.	6,048,206
		40,361,444
	Brazil—0.8%
182,949	Companhia de Bebidas das Americas ADR(a)	7,424,070
	Canada—21.1%
455,978	Cameco Corp.	8,896,131
84,159	Canadian National Railway Co.	8,245,899
200,264	Canadian Natural Resources Ltd.	5,875,746
40,491	Canadian Pacific Railway Ltd.	5,045,988
286,368	Enbridge, Inc.	13,631,117
141,521	Imperial Oil Ltd.	5,642,442
520,384	Ritchie Bros. Auctioneers, Inc.(a)	10,496,145
298,337	Rogers Communications, Inc., Class B	14,716,964
821,634	Shaw Communications, Inc., Class B(a)	18,692,174
284,215	Suncor Energy, Inc.	8,853,297
1,026,659	TELUS Corp.	37,021,324
606,578	Thomson Reuters Corp.(a)	20,314,297
173,496	Tim Hortons, Inc.(a)	9,400,013
377,745	TransCanada Corp.	18,702,155
		185,533,692
	Chile—1.6%
264,693	Empresa Nacional de Electricidad SA ADR	14,110,784
	Denmark—1.0%
48,115	Novo Nordisk A/S ADR	8,498,552
	France—2.0%
323,771	Sanofi ADR	17,273,183
	Hong Kong—2.4%
385,953	China Mobile Ltd. ADR	21,320,044
	India—1.7%
246,635	Axis Bank Ltd. GDR	6,950,174
83,489	HDFC Bank Ltd. ADR	3,543,273
115,305	Infosys Ltd. ADR(a)	4,812,831
		15,306,278
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Ireland—1.2%
128,674	Accenture PLC, Class A	$10,479,211
	Israel—1.5%
342,552	Teva Pharmaceutical Industries Ltd. ADR	13,116,316
	Japan—5.8%
978,352	Nippon Telegraph & Telephone Corp. ADR	24,331,614
1,628,366	NTT DoCoMo, Inc. ADR	26,982,025
		51,313,639
	Jersey Islands—1.5%
157,667	WPP PLC ADR	13,013,834
	Marshall Islands—7.6%
786,650	Teekay LNG Partners LP(a)	32,795,438
1,124,800	Teekay Offshore Partners LP(a)	34,171,424
		66,966,862
	Mexico—1.5%
343,063	America Movil SAB de CV, Series L ADR	7,334,687
36,053	Coca-Cola Femsa SAB de CV ADR	5,817,873
		13,152,560
	Netherlands—1.8%
372,851	Unilever NV	15,838,710
	Norway—2.5%
881,170	Statoil ASA ADR(a)	21,588,665
	Russia—3.2%
437,582	LUKOIL OAO ADR	27,742,699
	Switzerland—5.2%
87,255	Allied World Assurance Co. Holdings AG	7,923,626
244,583	Novartis AG ADR	18,040,442
159,953	Pentair Ltd.	8,693,446
124,418	Syngenta AG ADR	10,637,739
		45,295,253
	United Kingdom—22.2%
49,874	ARM Holdings PLC ADR	2,331,610
560,548	AstraZeneca PLC ADR(a)	29,103,652
338,243	BHP Billiton PLC ADR(a)	19,120,877
184,235	British American Tobacco PLC ADR	20,453,770
87,596	Diageo PLC ADR	10,704,231
527,097	GlaxoSmithKline PLC ADR	27,219,289
1,073,707	Pearson PLC ADR	19,616,627
387,897	Prudential PLC ADR(a)	13,397,962
155,305	Smith & Nephew PLC ADR(a)	8,874,128
351,281	Unilever PLC ADR	15,217,493
947,272	Vodafone Group PLC ADR	28,977,050
		195,016,689

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares International Dividend AchieversTM Portfolio (PID)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United States—6.3%
122,564	ACE Ltd.	$10,925,355
97,250	Bunge Ltd.	7,022,423
144,210	PartnerRe Ltd.	13,604,771
27,537	Shire PLC ADR	2,578,565
546,702	Textainer Group Holdings Ltd.(a)	21,140,967
		55,272,081
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $772,956,774)—100.0%	877,704,496
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—11.5%
100,442,618	Invesco Liquid Assets Portfolio - Institutional Class (Cost $100,442,618)(b)(c)	100,442,618
	Total Investments (Cost $873,399,392)—111.5%	978,147,114
	Liabilities in excess of other assets—(11.5)%	(100,806,285)
	Net Assets—100.0%	$877,340,829

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Statements of Assets and Liabilities

April 30, 2013

	PowerShares Buyback AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
ASSETS:
Unaffiliated investments, at value(a)	$418,944,850	$296,931,221	$1,945,220,295	$323,333,443	$877,704,496
Affiliated investments, at value	—	—	—	—	100,442,618
Total investments, at value	418,944,850	296,931,221	1,945,220,295	323,333,443	978,147,114
Cash segregated as collateral	—	—	—	—	831,535
Receivables:
Investments sold	16,775,488	9,949,273	2,965,750	16,115,134	80,563,548
Dividends	74,469	453,525	7,777,423	373,373	1,637,330
Foreign tax reclaims	—	—	—	—	387,502
Security lending	—	—	—	—	60,217
Shares sold	10,364,634	5,485,510	4,664,190	—	32,941,733
Total Assets	446,159,441	312,819,529	1,960,627,658	339,821,950	1,094,568,979
LIABILITIES:
Due to custodian	—	171,181	9,561,750	894,306	985,564
Payables:
Investments purchased	25,444,074	9,918,796	57,729,374	16,128,655	90,004,487
Expenses recaptured	6,234	—	—	—	2,060
Shares repurchased	1,729,840	5,498,674	—	—	24,178,684
Collateral upon receipt of securities in-kind	—	—	—	—	831,535
Collateral upon return of securities loaned	—	—	—	—	100,442,618
Accrued advisory fees	154,721	95,925	766,747	103,869	274,570
Accrued trustees fees	10,493	13,491	56,915	15,602	29,406
Accrued expenses	192,747	193,090	1,060,903	203,690	479,226
Total Liabilities	27,538,109	15,891,157	69,175,689	17,346,122	217,228,150
NET ASSETS	$418,621,332	$296,928,372	$1,891,451,969	$322,475,828	$877,340,829
NET ASSETS CONSIST OF:
Shares of beneficial interest	$405,449,421	$260,277,127	$1,701,480,943	$432,015,282	$1,041,287,517
Undistributed net investment income	382,251	810,124	4,016,083	79,886	3,008,040
Undistributed net realized gain (loss)	(26,112,503)	(22,454,688)	(52,352,911)	(146,164,454)	(271,702,450)
Net unrealized appreciation	38,902,163	58,295,809	238,307,854	36,545,114	104,747,722
Net Assets	$418,621,332	$296,928,372	$1,891,451,969	$322,475,828	$877,340,829
Shares outstanding (unlimited amount authorized, $0.01 par value)	12,100,000	16,200,000	101,300,000	29,950,000	50,800,000
Net asset value	$34.60	$18.33	$18.67	$10.77	$17.27
Market price	$34.61	$18.32	$18.70	$10.76	$17.31
Unaffiliated investments, at cost	$380,042,687	$238,635,412	$1,706,912,441	$286,788,329	$772,956,774
Affiliated investments, at cost	$—	$—	$—	$—	$100,442,618
Total investments, at cost	$380,042,687	$238,635,412	$1,706,912,441	$286,788,329	$873,399,392
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$98,492,833

See Notes to Financial Statements.

Statements of Operations

Year Ended April 30, 2013

	PowerShares Buyback AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
INVESTMENT INCOME:
Unaffiliated dividend income	$4,063,484	$7,654,914	$122,853,629	$14,294,690	$24,031,229
Securities lending income	—	—	—	—	749,590
Foreign withholding tax	(72)	—	—	—	(2,199,033)
Total Income	4,063,412	7,654,914	122,853,629	14,294,690	22,581,786
EXPENSES:
Advisory fees	1,061,267	1,069,925	8,640,328	1,170,739	2,887,281
Sub-licensing	212,254	267,483	1,728,067	292,685	721,820
Accounting & administration fees	66,103	66,118	391,221	68,268	167,530
Recapture (Note 3)	59,319	66,181	—	38,984	8,006
Custodian & transfer agent fees	18,528	14,671	109,319	24,693	106,623
Trustees fees	9,783	11,500	46,206	11,772	22,555
Other expenses	63,720	65,215	182,462	64,063	109,944
Total Expenses	1,490,974	1,561,093	11,097,603	1,671,204	4,023,759
Net Investment Income	2,572,438	6,093,821	111,756,026	12,623,486	18,558,027
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	536,488	(710,203)	7,683,272	(2,469,847)	(17,542,061)
In-kind redemptions	13,037,940	12,843,756	27,941,034	15,163,458	28,108,429
Foreign currencies	(14,358)	—	—	—	454
Net realized gain	13,560,070	12,133,553	35,624,306	12,693,611	10,566,822
Net change in unrealized appreciation on investment securities	30,026,839	26,678,396	43,703,045	29,287,799	81,786,224
Net realized and unrealized gain	43,586,909	38,811,949	79,327,351	41,981,410	92,353,046
Net increase in net assets resulting from operations	$46,159,347	$44,905,770	$191,083,377	$54,604,896	$110,911,073

See Notes to Financial Statements.

Statements of Changes in Net Assets

	PowerShares Buyback AchieversTM Portfolio (PKW)		PowerShares Dividend AchieversTM Portfolio (PFM)		PowerShares Financial Preferred Portfolio (PGF)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$2,572,438	$704,684	$6,093,821	$5,496,065	$111,756,026	$107,663,938
Net realized gain (loss)	13,560,070	4,989,364	12,133,553	17,926,837	35,624,306	82,703,042
Net change in unrealized appreciation (depreciation)	30,026,839	5,052,880	26,678,396	(4,714,554)	43,703,045	(139,051,457)
Net increase (decrease) in net assets resulting from operations	46,159,347	10,746,928	44,905,770	18,708,348	191,083,377	51,315,523
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,319,935)	(632,863)	(6,171,759)	(5,330,068)	(109,257,015)	(107,083,605)
Return of capital	—	—	—	—	—	(4,901,487)
Total distributions to shareholders	(2,319,935)	(632,863)	(6,171,759)	(5,330,068)	(109,257,015)	(111,985,092)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	319,435,178	144,656,825	64,933,146	121,445,277	316,357,552	190,750,610
Value of shares repurchased	(84,294,640)	(58,766,144)	(59,726,392)	(99,695,204)	(119,429,930)	(349,898,568)
Net increase (decrease) in net assets resulting from shares transactions	235,140,538	85,890,681	5,206,754	21,750,073	196,927,622	(159,147,958)
Increase (Decrease) in Net Assets	278,979,950	96,004,746	43,940,765	35,128,353	278,753,984	(219,817,527)
NET ASSETS:
Beginning of year	139,641,382	43,636,636	252,987,607	217,859,254	1,612,697,985	1,832,515,512
End of year	$418,621,332	$139,641,382	$296,928,372	$252,987,607	$1,891,451,969	$1,612,697,985
Undistributed net investment income at end of year	$382,251	$134,507	$810,124	$798,340	$4,016,083	$198,086
CHANGES IN SHARES OUTSTANDING:
Shares sold	10,050,000	5,300,000	3,850,000	8,250,000	17,250,000	10,950,000
Shares repurchased	(2,700,000)	(2,150,000)	(3,650,000)	(6,500,000)	(6,600,000)	(20,650,000)
Shares outstanding, beginning of year	4,750,000	1,600,000	16,000,000	14,250,000	90,650,000	100,350,000
Shares outstanding, end of year	12,100,000	4,750,000	16,200,000	16,000,000	101,300,000	90,650,000

See Notes to Financial Statements.

	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)		PowerShares International Dividend AchieversTM Portfolio (PID)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$12,623,486	$10,063,126	$18,558,027	$18,637,873
Net realized gain (loss)	12,693,611	23,646,080	10,566,822	(8,766,351)
Net change in unrealized appreciation (depreciation)	29,287,799	(10,517,450)	81,786,224	(41,600,976)
Net increase (decrease) in net assets resulting from operations	54,604,896	23,191,756	110,911,073	(31,729,454)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,584,468)	(9,978,411)	(18,882,785)	(17,956,612)
Return of capital	—	—	—	—
Total distributions to shareholders	(12,584,468)	(9,978,411)	(18,882,785)	(17,956,612)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	108,648,485	242,546,677	213,885,031	417,763,549
Value of shares repurchased	(104,362,404)	(188,061,234)	(118,768,746)	(228,163,544)
Net increase (decrease) in net assets resulting from shares transactions	4,286,081	54,485,443	95,116,285	189,600,005
Increase (Decrease) in Net Assets	46,306,509	67,698,788	187,144,573	139,913,939
NET ASSETS:
Beginning of year	276,169,319	208,470,531	690,196,256	550,282,317
End of year	$322,475,828	$276,169,319	$877,340,829	$690,196,256
Undistributed net investment income at end of year	$79,886	$76,415	$3,008,040	$2,933,414
CHANGES IN SHARES OUTSTANDING:
Shares sold	11,250,000	26,900,000	13,250,000	27,800,000
Shares repurchased	(10,800,000)	(20,400,000)	(7,400,000)	(15,500,000)
Shares outstanding, beginning of year	29,500,000	23,000,000	44,950,000	32,650,000
Shares outstanding, end of year	29,950,000	29,500,000	50,800,000	44,950,000

Financial Highlights

PowerShares Buyback AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$29.40	$27.27	$22.36	$16.15	$22.64
Net investment income(a)	0.37	0.27	0.11	0.19	0.26
Net realized and unrealized gain (loss) on investments	5.18	2.12	4.87	6.29	(6.55)
Total from investment operations	5.55	2.39	4.98	6.48	(6.29)
Distributions to shareholders from:
Net investment income	(0.35)	(0.26)	(0.07)	(0.27)	(0.20)
Net asset value at end of year	$34.60	$29.40	$27.27	$22.36	$16.15
Market price at end of year(b)	$34.61	$29.40	$27.27	$22.37	$16.16
NET ASSET VALUE, TOTAL RETURN(c)	19.08%	8.91%	22.34%	40.46%	(27.87)%
MARKET PRICE TOTAL RETURN(c)	19.11%	8.91%	22.29%	40.43%	(27.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$418,621	$139,641	$43,637	$38,019	$27,456
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.71%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.79%	1.00%	0.97%	0.92%
Net investment income, after Waivers	1.21%	1.00%	0.49%	0.98%	1.39%
Portfolio turnover rate(d)	80%	32%	26%	23%	56%

PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$15.81	$15.29	$13.21	$10.30	$16.15
Net investment income(a)	0.38	0.34	0.31	0.27	0.36
Net realized and unrealized gain (loss) on investments	2.52	0.51	2.08	2.96	(5.92)
Total from investment operations	2.90	0.85	2.39	3.23	(5.56)
Distributions to shareholders from:
Net investment income	(0.38)	(0.33)	(0.31)	(0.32)	(0.29)
Net asset value at end of year	$18.33	$15.81	$15.29	$13.21	$10.30
Market price at end of year(b)	$18.32	$15.80	$15.29	$13.21	$10.30
NET ASSET VALUE, TOTAL RETURN(c)	18.67%	5.78%	18.39%	31.76%	(34.84)%
MARKET PRICE TOTAL RETURN(c)	18.68%	5.71%	18.39%	31.76%	(34.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$296,928	$252,988	$217,859	$133,380	$85,451
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.58%	0.60%	0.61%	0.64%	0.74%
Net investment income, after Waivers	2.28%	2.28%	2.30%	2.28%	3.11%
Portfolio turnover rate(d)	18%	20%	11%	18%	31%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

40

Financial Highlights (Continued)

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$17.79	$18.26	$16.97	$11.41	$21.17
Net investment income(a)	1.18	1.17	1.18	1.31	1.35
Net realized and unrealized gain (loss) on investments	0.85	(0.42)	1.36	5.61	(9.63)
Total from investment operations	2.03	0.75	2.54	6.92	(8.28)
Distributions to shareholders from:
Net investment income	(1.15)	(1.17)	(1.21)	(1.30)	(1.46)
Return of capital	—	(0.05)	(0.04)	(0.06)	(0.02)
Total distributions	(1.15)	(1.22)	(1.25)	(1.36)	(1.48)
Net asset value at end of year	$18.67	$17.79	$18.26	$16.97	$11.41
Market price at end of year(b)	$18.70	$17.83	$18.28	$16.93	$11.41
NET ASSET VALUE, TOTAL RETURN(c)	11.78%	4.56%	15.57%	62.16%	(39.56)%
MARKET PRICE TOTAL RETURN(c)	11.71%	4.68%	15.97%	61.76%	(39.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$1,891,452	$1,612,698	$1,832,516	$1,714,824	$773,644
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.66%	0.66%	0.65%	0.69%
Expenses, prior to Waivers	0.64%	0.66%	0.66%	0.65%	0.68%
Net investment income, after Waivers	6.47%	6.76%	6.75%	8.30%	11.49%
Portfolio turnover rate(d)	18%	6%	26%	23%	45%

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$9.36	$9.06	$8.44	$6.12	$11.36
Net investment income(a)	0.42	0.35	0.34	0.32	0.43
Net realized and unrealized gain (loss) on investments	1.41	0.29	0.63	2.35	(5.21)
Total from investment operations	1.83	0.64	0.97	2.67	(4.78)
Distributions to shareholders from:
Net investment income	(0.42)	(0.34)	(0.34)	(0.33)	(0.43)
Return of capital	—	—	(0.01)	(0.02)	(0.03)
Total distributions	(0.42)	(0.34)	(0.35)	(0.35)	(0.46)
Net asset value at end of year	$10.77	$9.36	$9.06	$8.44	$6.12
Market price at end of year(b)	$10.76	$9.36	$9.06	$8.44	$6.12
NET ASSET VALUE, TOTAL RETURN(c)	20.16%	7.37%	11.91%	44.59%	(42.88)%
MARKET PRICE TOTAL RETURN(c)	20.05%	7.37%	11.91%	44.58%	(42.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$322,476	$276,169	$208,471	$127,424	$86,846
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.57%	0.60%	0.62%	0.65%	0.62%
Net investment income, after Waivers	4.31%	3.88%	4.02%	4.42%	5.24%
Portfolio turnover rate(d)	32%	35%	44%	57%	77%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

41

Financial Highlights (Continued)

PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$15.35	$16.85	$14.26	$10.14	$19.63
Net investment income(a)	0.40	0.48	0.47	0.35	0.52
Net realized and unrealized gain (loss) on investments	1.93	(1.49)	2.59	4.24	(9.46)
Total from investment operations	2.33	(1.01)	3.06	4.59	(8.94)
Distributions to shareholders from:
Net investment income	(0.41)	(0.49)	(0.47)	(0.47)	(0.55)
Net asset value at end of year	$17.27	$15.35	$16.85	$14.26	$10.14
Market price at end of year(b)	$17.31	$15.37	$16.89	$14.26	$10.15
NET ASSET VALUE, TOTAL RETURN(c)	15.63%	(5.87)%	21.95%	45.77%	(46.44)%
MARKET PRICE TOTAL RETURN(c)	15.75%	(5.97)%	22.23%	45.62%	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$877,341	$690,196	$550,282	$427,783	$256,584
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.55%	0.58%	0.57%	0.57%
Expenses, prior to Waivers	0.56%	0.56%	0.58%	0.57%	0.57%
Net investment income, after Waivers	2.57%	3.20%	3.20%	2.65%	3.87%
Portfolio turnover rate(d)	46%	33%	42%	63%	50%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

42

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Buyback AchieversTM Portfolio (PKW)	"Buyback AchieversTM Portfolio"
PowerShares Dividend AchieversTM Portfolio (PFM)	"Dividend AchieversTM Portfolio"
PowerShares Financial Preferred Portfolio (PGF)	"Financial Preferred Portfolio"
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	"High Yield Equity Dividend AchieversTM Portfolio"
PowerShares International Dividend AchieversTM Portfolio (PID)	"International Dividend AchieversTM Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Buyback AchieversTM Portfolio	NASDAQ Buyback Achievers Index
Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend Achievers Index
Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ Dividend Achievers 50 Index
International Dividend AchieversTM Portfolio	NASDAQ International Dividend Achievers Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

43

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer

44

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Diversified Fund Risk. Buyback AchieversTM Portfolio and Financial Preferred Portfolio are non-diversified and can invest a greater portion of assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds' performance.

45

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Dividend AchieversTM Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio invest in securities that pay high dividends. As a group these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies' dividend payments may affect a Fund.

Foreign Securities Risk. For Financial Preferred Portfolio and International Dividend AchieversTM Portfolio, investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund's trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

46

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

High Yield Securities Risk. With respect to Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, investments in high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. PowerShares Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

47

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund (except for High Yield Dividend AchieversTM Portfolio and Financial Preferred Portfolio, which declare and pay dividends, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in

48

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	For the year ended April 30, 2013	For the year ended April 30, 2012
Buyback AchieversTM Portfolio	$(591,516)	$(26,276)
Dividend AchieversTM Portfolio	26,455	(58,969)
Financial Preferred Portfolio	(507,286)	(1,345,446)
High Yield Equity Dividend AchieversTM Portfolio	3,417	78,789
International Dividend AchieversTM Portfolio	(645,514)	(692,028)

*  An equal offsetting amount was made to the operations section of the Statement of Changes in Net Assets

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the Year Ended April 30,
	2013	2012	2011	2010	2009
Buyback AchieversTM Portfolio	$0.09	$0.01	$0.00	$0.00	$(0.02)
Dividend AchieversTM Portfolio	(0.00)	0.00	0.03	0.01	0.03
Financial Preferred Portfolio	0.01	0.01	0.00	(0.02)	0.02
High Yield Equity Dividend AchieversTM Portfolio	(0.00)	(0.00)	0.00	0.00	0.00
International Dividend AchieversTM Portfolio	0.01	0.02	0.01	0.02	(0.01)

H. Securities Lending

International Dividend AchieversTM Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

49

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund has agreed to pay the Adviser an annual fee of 0.40% of each Fund's average daily net assets, except for Buyback AchieversTM Portfolio and Financial Preferred Portfolio, each of which pay the Adviser an annual fee of 0.50% of each Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any and extraordinary expenses) of each Fund (except for Buyback AchieversTM Portfolio and Financial Preferred Portfolio) from exceeding 0.50% of the Fund's average daily net assets per year (0.60% of the Fund's average daily net assets per year for the Buyback AchieversTM Portfolio and Financial Preferred Portfolio) (the "Expense Cap"), through at least August 31, 2014. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/14	04/30/15	04/30/16
Buyback AchieversTM Portfolio	$169,825	$110,403	$59,422	$—
Dividend AchieversTM Portfolio	8,351	5,213	3,138	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a "Licensor"):

Fund	Licensor
Buyback AchieversTM Portfolio	NASDAQ OMX Group, Inc.*
Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.*
Financial Preferred Portfolio	Wells Fargo Securities, LLC
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.*
International Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.*

*  Effective December 28, 2012, the NASDAQ OMX Group, Inc. replaced Mergent®, Inc. as the Index Provider of the Index.

50

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian and fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Financial Preferred Portfolio
Preferred Stocks	$1,909,678,754	$22,070,000	$—	$1,931,748,754
Money Market Fund	13,471,541	—	—	13,471,541
Total	$1,923,150,295	$22,070,000	$—	$1,945,220,295
51

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013		2012
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Buyback AchieversTM Portfolio	$2,319,935	$—	$632,863	$—
Dividend AchieversTM Portfolio	6,171,759	—	5,330,068	—
Financial Preferred Portfolio(1)	108,100,715	—	115,157,421	4,901,487
High Yield Equity Dividend AchieversTM Portfolio	12,584,468	—	9,978,411	—
International Dividend AchieversTM Portfolio	18,882,785	—	17,956,612	—

(1) Tax year-end is October 31.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation – Investment Securities	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Buyback AchieversTM Portfolio	$391,680	$(9,429)	$37,134,704	$(23,176,829)	$(1,168,215)	$405,449,421	$418,621,332
Dividend AchieversTM Portfolio	822,630	(12,506)	55,567,652	(19,658,230)	(68,301)	260,277,127	296,928,372
Financial Preferred Portfolio(1)	—	(44,100)	208,413,610	(40,857,464)	—	1,581,970,876	1,749,482,922
High Yield Equity Dividend AchieversTM Portfolio	94,340	(14,454)	34,556,884	(142,278,630)	(1,897,594)	432,015,282	322,475,828
International Dividend AchieversTM Portfolio	3,035,736	(27,696)	98,407,398	(259,742,521)	(5,619,605)	1,041,287,517	877,340,829

*  The Funds will elect to defer net capital losses incurred after October 31 ("Post-October Capital Losses") within the taxable year that are deemed to arise on the first business day of each Fund's next taxable year.

(1)  Tax year-end is October 31.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

52

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The following Funds have a capital loss carryforward as of April 30, 2013, which expires as follows:

							Post-effective no expiration
	2014	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized
Buyback AchieversTM Portfolio	$—	$—	$8,126,181	$800,254	$12,142,749	$2,107,645	$—	$—	$23,176,829	$1,757,404
Dividend AchieversTM Portfolio	7,896	—	50,943	1,716,151	14,632,363	2,339,194	320,395	591,288	19,658,230	—
Financial Preferred Portfolio(1)	—	—	24,467,971	9,034,558	7,354,935	—	—	—	40,857,464	7,550,854
High Yield Equity Dividend AchieversTM Portfolio	1,616,610	7,009,598	5,162,362	81,487,358	44,815,128	2,187,574	—	—	142,278,630	735,489
International Dividend AchieversTM Portfolio	—	148,582	1,975,339	59,472,841	145,514,837	11,745,409	28,700,063	12,185,450	259,742,521	—

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

(1)  Tax year-end and carryforward expiration is October 31.

Note 6. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Buyback AchieversTM Portfolio	$177,192,507	$173,969,943
Dividend AchieversTM Portfolio	52,248,387	47,735,068
Financial Preferred Portfolio	461,922,677	313,586,902
High Yield Equity Dividend AchieversTM Portfolio	93,861,732	94,419,414
International Dividend AchieversTM Portfolio	340,143,360	334,659,709

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Buyback AchieversTM Portfolio	$317,509,794	$85,215,838
Dividend AchieversTM Portfolio	54,039,660	52,916,144
Financial Preferred Portfolio	213,071,609	119,318,983
High Yield Equity Dividend AchieversTM Portfolio	109,167,675	104,450,816
International Dividend AchieversTM Portfolio	212,194,915	119,333,587

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

53

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

At April 30, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Buyback AchieversTM Portfolio	$381,810,146	$37,134,704	$40,172,480	$(3,037,776)
Dividend AchieversTM Portfolio	241,363,569	55,567,652	56,524,304	(956,652)
Financial Preferred Portfolio(1)	1,553,493,159	208,413,610	209,856,523	(1,442,913)
High Yield Equity Dividend AchieversTM Portfolio	288,776,559	34,556,884	37,129,939	(2,573,055)
International Dividend AchieversTM Portfolio	879,739,716	98,407,398	111,220,902	(12,813,504)

(1)  Tax year-end is October 31.

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Buyback AchieversTM Portfolio	$(4,759)	$(12,860,857)	$12,865,616
Dividend AchieversTM Portfolio	89,722	(12,348,049)	12,258,327
Financial Preferred Portfolio(1)	1,318,986	(43,731,907)	42,412,921
High Yield Equity Dividend AchieversTM Portfolio	(35,547)	(14,727,438)	14,762,985
International Dividend AchieversTM Portfolio	399,384	(26,699,193)	26,299,809

(1) Tax year-end is October 31.

Note 8. Trustees' Fees

The Funds compensate each Independent Trustee. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

54

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the change in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

56

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
Buyback AchieversTM Portfolio	100%	100%
Dividend AchieversTM Portfolio	100%	100%
Financial Preferred Portfolio(1)	100%	43%
High Yield Equity Dividend AchieversTM Portfolio	100%	100%
International Dividend AchieversTM Portfolio	74%	0%

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Foreign Source Income	Foreign Taxes
International Dividend AchieversTM Portfolio	$13,549,658	$1,215,477

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

  (1)  Tax year-end is October 31.

57

Supplemental Information

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

58

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

59

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

60

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chair-man since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

61

Supplemental Information (Continued)

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address, and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

62

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

66

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure

67

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

68

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight

69

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

70

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

71

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-1

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Aerospace & Defense Portfolio (PPA)

PowerShares CleantechTM Portfolio (PZD)

PowerShares DWA Technical LeadersTM Portfolio (PDP)

PowerShares Global Listed Private Equity Portfolio (PSP)

PowerShares Golden Dragon China Portfolio (PGJ)

PowerShares Lux Nanotech Portfolio (PXN)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

PowerShares Water Resources Portfolio (PHO)

PowerShares WilderHill Clean Energy Portfolio (PBW)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	47
Specialty Portfolios
Schedules of Investments
PowerShares Aerospace & Defense Portfolio (PPA)	49
PowerShares CleantechTM Portfolio (PZD)	50
PowerShares DWA Technical LeadersTM Portfolio (PDP)	52
PowerShares Global Listed Private Equity Portfolio (PSP)	54
PowerShares Golden Dragon China Portfolio (PGJ)	55
PowerShares Lux Nanotech Portfolio (PXN)	57
PowerShares S&P 500 BuyWrite Portfolio (PBP)	58
PowerShares S&P 500® High Quality Portfolio (SPHQ)	64
PowerShares Water Resources Portfolio (PHO)	66
PowerShares WilderHill Clean Energy Portfolio (PBW)	67
PowerShares WilderHill Progressive Energy Portfolio (PUW)	69
Statements of Assets and Liabilities	72
Statements of Operations	74
Statements of Changes in Net Assets	76
Financial Highlights	80
Notes to Financial Statements	86
Report of Independent Registered Public Accounting Firm	105
Tax Information	106
Trustees and Officers	107
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	116

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

International Equity:

The fiscal year began with improving economic data in the U.S. However, the ongoing eurozone sovereign debt crisis intensified in May 2012, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by economic data.

Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the U.S. and European central banks' monetary easing announcements.

Toward the end of 2012 there was uncertainty surrounding the U.S. presidential election and the "fiscal cliff." Policymakers managed a fiscal cliff compromise on the first day of 2013. Although decisions about government spending and whether to raise the debt ceiling or balance the budget were delayed until a later date, equity markets responded favorably to the compromise.

Despite volatility for much of the fiscal year ended April 30, 2013, major equity market indexes delivered double-digit gains, and 9 of the 10 sectors of the MSCI World Index had positive returns.(1)

(1)  Source: Bloomberg

2

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Manager's Analysis

PowerShares Aerospace & Defense Portfolio (ticker: PPA)

As an index fund, the PowerShares Aerospace & Defense Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADETM Defense Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index.

To have its securities eligible for inclusion in the Index, a company must be involved in the research, development, manufacture, operation and support of U.S. defense, military, homeland security and space operations. In addition, during the 25 days prior to the date that its securities are included in the Index, a company must have maintained a minimum $100 million market cap, a $5 daily sale price and an average daily trading volume of 50,000 shares. A company must also have a quarterly sales/revenue/turnover of at least $10 million for the two announced quarters prior to the inclusion date, and also must be listed on the NYSE, NYSE MKT or NASDAQ. Companies that qualify and are selected for inclusion in the Index are weighted according to a modified market capitalization methodology.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 18.65%. On a net asset value ("NAV") basis, the Fund returned 18.69%. During the same time period, the Index returned 19.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite Aerospace & Defense Index returned 17.81%, the Dow Jones U.S. Aerospace and Defense Index returned 15.99%, and the S&P 500® Index returned 16.89%. The S&P Composite Aerospace & Defense Index, Dow Jones U.S. Aerospace and Defense Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 28, 50 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P Composite Aerospace & Defense Index and the Dow Jones U.S. Aerospace and Defense Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the aerospace and defense sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific sector relevance as the S&P Composite Aerospace & Defense Index and the Dow Jones U.S. Aerospace and Defense Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

In the case of the S&P Composite Aerospace & Defense Index and the Dow Jones U.S. Aerospace and Defense Index, the performance of the Fund differed from these comparative indexes in part because the Index, and as such the Fund, limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas these comparative indexes include companies that are involved in the commercial aerospace industry as well. More specifically, relative to the S&P Composite Aerospace & Defense Index, the Fund outperformed in part due to an allocation to the Data Processing & Outsourced Services sub-industry, as well as due to Aerospace and Defense sub-industry. Relative to the Dow Jones U.S. Aerospace and Defense Index, the Fund outperformed due in part to the performance of specific stocks included in the Industrials and Information Technology sector.

4

Manager's Analysis (Continued)

PowerShares Aerospace & Defense Portfolio (ticker: PPA)

Relative to the S&P 500® Index, the Fund outperformed due in part to the performance of specific stocks included in the Information Technology sector as well as a combination of its allocation to and the performance of specific stocks included in the Industrials sector.

For the fiscal year ended April 30, 2013, the Aerospace and Defense industry contributed most significantly to the Fund's return, followed by the Computers and Electronics industries, respectively. The Software industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Computer Sciences Corp., a computers company (portfolio average weight of 3.23%); and Honeywell International, Inc., an electronics company (portfolio average weight of 6.30%). Positions that detracted most significantly from the Fund's return included Mercury Systems, Inc., a computers company (portfolio average weight of 0.18%); and ManTech International Corp., Class A, a software company (portfolio average weight of 0.53%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Aerospace/Defense	57.6
Electronics	9.1
Metal Fabricate/Hardware	5.6
Telecommunications	5.3
Miscellaneous Manufacturing	4.9
Computers	4.8
Commercial Services	3.8
Packaging & Containers	3.4
Engineering & Construction	1.9
Auto Manufacturers	1.8
Shipbuilding	1.3
Software	0.5
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Boeing Co. (The)	6.9
Lockheed Martin Corp.	6.4
Honeywell International, Inc.	6.2
United Technologies Corp.	6.2
Precision Castparts Corp.	5.6
General Dynamics Corp.	5.2
Northrop Grumman Corp.	4.9
Raytheon Co.	4.8
Rockwell Collins, Inc.	4.0
TransDigm Group, Inc.	3.8
Total	54.0

5

Manager's Analysis (Continued)

PowerShares Aerospace & Defense Portfolio (ticker: PPA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
SPADETM Defense Index	19.48%	8.99%	29.47%	4.09%	22.21%	7.78%	75.50%
S&P Composite Aerospace & Defense Index	17.81%	10.14%	33.62%	4.81%	26.46%	9.66%	99.70%
Dow Jones U.S. Aerospace and Defense Index	15.99%	10.70%	35.66%	5.34%	29.71%	—	—
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	18.69%	8.27%	26.91%	3.41%	18.24%	7.08%	67.13%
Market Price Return	18.65%	8.24%	26.80%	3.40%	18.19%	7.08%	67.10%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.76%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

6

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Manager's Analysis

PowerShares CleantechTM Portfolio (ticker: PZD)

As an index fund, the PowerShares CleantechTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Cleantech IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in stocks of cleantech companies that comprise the Index and American depositary receipts ("ADRs") based on the stocks in the Index.

The Index is comprised of securities of companies listed on a securities exchange that are global leaders in environmentally-friendly technology (referred to as "cleantech"). The Index considers a company to qualify as a "cleantech company" when the company derives at least 50% of its revenues or operating profits from knowledge-based products and services that add economic value by reducing cost, raising productivity and/or product performance, while reducing consumption and their negative impact on the environment and public health. These businesses can include alternative energy and energy efficiency to advanced materials, air and water purification, eco-friendly agriculture/nutrition, and power transmission. The Index constituents must have a three-month average market capitalization of at least $200 million in freely traded ("floated") shares and must maintain a listing on a securities exchange. They must also have passed the Index provider's proprietary quantitative and qualitative screens, as well as maintain an average daily trading volume of at least $200,000 per trading day during the three-month period prior to inclusion. In general, the Index is a modified equally weighted index whose stocks are grouped into several weighting bands with stocks of similar capitalization. Within each band, stocks are weighted equally at the rebalancing determination date.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 11.50%. On a net asset value ("NAV") basis, the Fund returned 11.59%. During the same time period, the Index returned 10.52%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index by 1.07% primarily due to revenue derived from its securities lending program.

During this same time period, the NASDAQ Composite Index returned 9.27%, and the S&P 500® Index returned 16.89%. The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 2,439 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of broad-based market benchmarks.

The adviser selected the NASDAQ Composite Index and S&P 500® Index as comparative indices to the Fund, although they do not have the specific "cleantech" sector relevance, they were selected for their recognition in the marketplace, and their performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a proprietary weighting and stock selection methodology, whereas the comparative indexes select and weight stocks based on market capitalization.

Relative to the NASDAQ Composite Index, the positive performance of specific stocks included in the Index from the Information Technology sector contributed to the Fund's outperformance. Relative to the S&P 500® Index, the poor performance of specific stocks included in the Index from the Industrials sector during the fiscal year ended April 30, 2013 attributed to the Fund's underperformance. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to those stock performances.

8

Manager's Analysis (Continued)

PowerShares CleantechTM Portfolio (ticker: PZD)

For the fiscal year ended April 30, 2013, the Miscellaneous Manufacturing industry contributed most significantly to the Fund's return, followed by the Electrical Components & Equipment and Healthcare-Services industries, respectively. The Energy-Alternate Sources industry detracted most from the Fund's return, followed by the Hand/Machine Tools and Telecommunications industries, respectively.

Positions that contributed most significantly to the Fund's return included Cree, Inc., a semiconductors company (portfolio average weight of 2.56%); and Eurofins Scientific SE, a healthcare-services company (portfolio average weight of 2.02%). Positions that detracted most significantly from the Fund's return included Meyer Burger Technology AG, a hand/machine tools company (portfolio average weight of 0.76%); and SGL Carbon SE, a chemicals company (portfolio average weight of 2.04%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Miscellaneous Manufacturing	17.4
Electrical Components & Equipment	9.9
Electronics	8.3
Auto Parts & Equipment	7.6
Machinery-Diversified	6.8
Engineering & Construction	6.1
Software	5.8
Environmental Control	5.5
Chemicals	5.2
Semiconductors	4.6
Telecommunications	3.5
Electric	3.3
Biotechnology	3.1
Commercial Services	3.1
Mining	2.3
Healthcare-Services	2.2
Building Materials	1.9
Energy-Alternate Sources	1.9
Computers	0.7
Hand/Machine Tools	0.6
Money Market Fund	6.8
Liabilities in excess of other assets	(6.6)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Corning, Inc.	3.5
Koninklijke DSM NV	3.3
Schneider Electric SA	3.3
BorgWarner, Inc.	3.2
Johnson Controls, Inc.	3.2
ABB Ltd.	3.1
Novozymes A/S, Class B	3.1
SGS SA	3.1
Alfa Laval AB	3.0
Roper Industries, Inc.	3.0
Total	31.8

9

Manager's Analysis (Continued)

PowerShares CleantechTM Portfolio (ticker: PZD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Cleantech IndexTM	10.52%	0.35%	1.06%	-5.65%	-25.25%	0.35%	2.29%
NASDAQ Composite Index	9.27%	10.59%	35.25%	6.65%	37.96%	5.39%	40.65%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.54%	33.45%
Fund
NAV Return	11.59%	1.30%	3.95%	-4.98%	-22.55%	0.82%	5.45%
Market Price Return	11.50%	1.43%	4.34%	-5.06%	-22.86%	0.75%	5.00%

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.74%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

10

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Manager's Analysis

PowerShares DWA Technical LeadersTM Portfolio (ticker: PDP)

As an index fund, the PowerShares DWA Technical LeadersTM Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technical LeadersTM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index uses a starting universe of approximately 1,000 mid- and large-capitalization U.S. stocks traded on the NYSE, NYSE MKT or the NASDAQ exchanges that demonstrate powerful relative strength characteristics. The Index then ranks them using a proprietary relative strength methodology that considers their performance compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Approximately 100 stocks are selected for inclusion in the Index. The stocks included in the Index receive a modified equal weighting.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 14.98%. On a net asset value ("NAV") basis, the Fund returned 15.02%. During the same time period, the Index returned 14.82%. Even after reflecting the Fund's operating expenses, the Fund outperformed its Index primarily because the Index does not reflect dividends in its total return index calculation.

During this same time period, the S&P 500® Growth Index returned 13.95%, the Russell 3000® Growth Index returned 12.83%, and the S&P 500® Index returned 16.89%. The S&P 500® Growth Index, Russell 3000® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 292, 1,684 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P 500® Growth Index and the Russell 3000® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to growth stocks. The S&P 500® Index was selected also because of its recognition in the marketplace, as well as to provide comparative benchmark performance measurement of the broader U.S. equity market as the index is not specific to growth stocks.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a proprietary relative strength weighting and stock selection methodology, whereas the comparative indexes select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Growth Index and the Russell 3000® Growth Index, the Fund was underweight in the Information Technology sector and overweight in the Financials sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these sector allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and underweight in the Health Care sector and suffered from poor performance of specific stocks included in the Index during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and specific stock performances.

12

Manager's Analysis (Continued)

PowerShares DWA Technical LeadersTM Portfolio (ticker: PDP)

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Materials and Consumer Discretionary sectors, respectively. Please note that the Consumer Discretionary sector is named here as a positive contributor to the Fund's overall return, although above it is cited as a cause of relative underperformance to the S&P 500® Index due to the sector contributing more to the benchmark index's positive performance than it did for the Fund from both the Fund overweighting the relatively poor performance sector and from poor performance of specific stocks in the sector relative to the Benchmark Index. The Energy sector detracted most from the Fund's return, followed by the Information Technology sector.

Positions that contributed most significantly to the Fund's return included Starz Liberty Capital, a consumer discretionary company (portfolio average weight of 2.48%); and Gilead Sciences, Inc., a health care company (portfolio average weight of 1.39%). Positions that detracted most significantly from the Fund's return included priceline.com Inc., a consumer discretionary company (no longer held at April 30, 2013); and O'Reilly Automotive Inc., a consumer discretionary company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	24.8
Consumer Discretionary	17.2
Industrials	15.9
Materials	14.4
Health Care	11.5
Information Technology	5.8
Consumer Staples	4.5
Energy	3.1
Utilities	2.8
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
General Growth Properties, Inc. REIT	2.8
American Tower Corp. REIT	2.8
Starz - Liberty Capital	2.6
Ventas, Inc. REIT	2.6
Catamaran Corp.	2.5
Gilead Sciences, Inc.	2.4
TRW Automotive Holdings Corp.	2.3
J.B. Hunt Transport Services, Inc.	2.3
Airgas, Inc.	2.3
American Capital Ltd.	2.0
Total	24.6

13

Manager's Analysis (Continued)

PowerShares DWA Technical LeadersTM Portfolio (ticker: PDP)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dorsey Wright Technical LeadersTM Index	14.82%	14.49%	50.09%	4.38%	23.90%	4.94%	34.60%
S&P 500® Growth Index	13.95%	13.60%	46.61%	6.68%	38.15%	6.25%	45.35%
Russell 3000® Growth Index	12.83%	13.40%	45.81%	6.75%	38.60%	6.16%	44.57%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.32%	29.77%
Fund
NAV Return	15.02%	14.83%	51.42%	4.57%	25.06%	5.08%	35.74%
Market Price Return	14.98%	14.84%	51.44%	4.55%	24.92%	5.04%	35.41%

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.67%, including estimated acquired fund fees and expenses of 0.02%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

14

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Manager's Analysis

PowerShares Global Listed Private Equity Portfolio (ticker: PSP)

As an index fund, the PowerShares Global Listed Private Equity Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts ("ADRs") and global depositary receipts ("GDRs")) that comprise the Index.

The Index is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. To be considered for inclusion in the Index, a security must invest a majority of its assets in, lend capital to, or provide services to, private companies, or must have a stated intention to do so. The Blended – Red Rocks Global Listed Private Equity Index provider identifies private equity companies for inclusion in the Index based upon the companies' reputation, management, financial data, historical performance and the need for diversification within the Index. Each Index component must have a market capitalization of at least $100 million before inclusion in the Index. The Index uses float-adjusted, modified market capitalization weightings, with no component having a weight greater than 10%. The combined weight of all Index components that individually equal a 5% or greater weighting of the Index will not exceed 50% of the Index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 32.00%. On a net asset value ("NAV") basis, the Fund returned 31.87%. During the same time period, the Index returned 33.39%. During the fiscal year, the Fund fully replicated the components of the Blended – Red Rocks Global Listed Private Equity Index; therefore, the Fund's performance differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index returned 23.82%. The S&P 500® Financials Sector Index (the "Benchmark Index") is an unmanaged index weighted by market capitalization based on the average performance of approximately 81 securities.

The adviser selected the S&P 500® Financials Sector Index as the comparative index to the Fund because of its recognition in the marketplace and its shared exposure to finance companies. These reasons make its performance relevant when comparing to the Fund's performance.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a proprietary weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. Relative to the Benchmark Index, the Fund was slightly underweight in the Financials sector, but benefited from positive performance of specific stocks included in the Index from within this sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the Benchmark Index during that period can be attributed to the positive performance of these specific stocks.

For the fiscal year ended April 30, 2013, the Private Equity investments contributed most significantly to the Fund's return, followed by the Investment Companies and Diversified Financial Services industries, respectively. The Water industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included 3i Group PLC, a private equity company (portfolio average weight of 4.31%); and Apollo Global Management LLC, Class A, a private equity company (portfolio average weight of 2.70%). Positions that detracted most significantly from the Fund's return included Ratos AB, Class B, a private equity company (portfolio average weight of 4.33%); and Melrose Industries PLC, a miscellaneous manufacturing company (portfolio average weight of 2.43%).

16

Manager's Analysis (Continued)

PowerShares Global Listed Private Equity Portfolio (ticker: PSP)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Private Equity	32.0
Investment Companies	23.8
Holding Companies-Diversified	17.3
Diversified Financial Services	9.9
Miscellaneous Manufacturing	5.9
Internet	0.9
Water	0.5
Money Market Fund	9.0
Liabilities in excess of other assets	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Leucadia National Corp.	5.5
Onex Corp.	5.1
Partners Group Holding AG	4.8
3i Group PLC	4.0
Melrose Industries PLC	3.7
American Capital Ltd.	3.5
Wendel	3.5
Hal Trust	3.2
Ratos AB, Class B	3.1
Eurazeo	3.1
Total	39.5

17

Manager's Analysis (Continued)

PowerShares Global Listed Private Equity Portfolio (ticker: PSP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – Red Rocks Global Listed Private Equity Index††	33.39%	12.87%	43.78%	-1.68%	-8.11%	-3.59%	-21.22%
S&P 500® Financials Sector Index	23.82%	6.79%	21.80%	-4.75%	-21.60%	-7.30%	-38.89%
Fund
Market Price Return	32.00%	10.80%	36.02%	-5.55%	-24.84%	-6.51%	-35.52%

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 2.37%, including estimated acquired fund fees and expenses of 1.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Effective September 30, 2009, the Fund's underlying index changed. The data included as the Blended – Red Rocks Global Listed Private Equity Index is comprised of the Listed Private Equity Index from October 24, 2006, the Fund's inception, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2013.

†††  Average annualized.

18

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Manager's Analysis

PowerShares Golden Dragon China Portfolio (ticker: PGJ)

As an index fund, the PowerShares Golden Dragon China Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the "Index"). The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People's Republic of China and that comprise the Index.

Securities eligible for inclusion in the Index must be issued by a company headquartered or incorporated in the People's Republic of China, listed on the NASDAQ, the NYSE or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000. The Index then weights each component using a modified market capitalization-weighting methodology, with no component security having greater than 8% weight in the Index.

Effective April 30, 2012, the NASDAQ OMX Group, Inc. replaced the Halter Financial Group, Inc. as the index provider for the Index. Effective June 15, 2012, the name of the Index changed from the Halter USX China IndexSM to the NASDAQ Golden Dragon China Index. Also, effective April 30, 2012, the name of the Fund changed from the PowerShares Golden Dragon Halter USX China Portfolio to the PowerShares Golden Dragon China Portfolio.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned (6.70)%. On a net asset value ("NAV") basis, the Fund returned (6.77)%. During the same time period, the Index returned (6.83)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the year.

During this same time period, the MSCI China Index returned 4.12%, the FTSE/Xinhua China 25 Index returned 1.96%, and the S&P 500® Index returned 16.89%. The MSCI China Index, FTSE/Xinhua China 25 Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 138, 25 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the MSCI China Index and the FTSE/Xinhua China 25 Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to Chinese companies. The S&P 500® Index does not have the same country exposure relevance. However, it was selected because of its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market, which is a leading driver of world stock markets in general.

The performance of the Fund differed from the MSCI China Index and the FTSE/Xinhua China 25 Index in part because the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas these two comparative indices are composed of Chinese stocks listed on the Hong Kong stock exchange. These comparative benchmarks are still relevant since their exposure is similar, but the performance differed primarily due to the substantial difference in components. Additionally, the performance of the Fund differed from the S&P 500® Index primarily due to the Fund's exposure to Chinese companies.

For the fiscal year ended April 30, 2013, the Health Care sector contributed most significantly to the Fund's return, followed by the Utilities and Financials sectors, respectively. The Information Technology

20

Manager's Analysis (Continued)

PowerShares Golden Dragon China Portfolio (ticker: PGJ)

sector detracted most from the Fund's return, followed by the Energy and Consumer Discretionary sectors, respectively.

Positions that contributed most significantly to the Fund's return included Qihoo 360 Technology Co. Ltd. ADR, an information technology company (portfolio average weight of 3.15%); and Mindray Medical International Ltd. ADR, a health care company (portfolio average weight of 4.76%). Positions that detracted most significantly from the Fund's return included Baidu, Inc. ADR, an information technology company (portfolio average weight of 7.41%); and New Oriental Education & Technology Group, Inc. ADR, a consumer discretionary company (portfolio average weight of 3.89%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Information Technology	49.9
Consumer Discretionary	13.1
Health Care	10.5
Telecommunication Services	9.7
Energy	8.9
Financials	3.2
Industrials	2.6
Materials	1.4
Utilities	0.7
Money Market Fund	21.3
Liabilities in excess of other assets	(21.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
China Mobile Ltd. ADR	7.8
NetEase, Inc. ADR	7.4
Baidu, Inc. ADR	7.3
SINA Corp.	6.7
Mindray Medical International Ltd. ADR	6.1
New Oriental Education & Technology
Group, Inc. ADR	4.9
Ctrip.com International Ltd. ADR	4.4
Qihoo 360 Technology Co. Ltd. ADR	4.3
CNOOC Ltd. ADR	3.7
Sohu.com, Inc.	3.6
Total	56.2

21

Manager's Analysis (Continued)

PowerShares Golden Dragon China Portfolio (ticker: PGJ)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
NASDAQ Golden Dragon China Index	-6.83%	-5.75%	-16.27%	-5.80%	-25.82%	5.47%	56.27%
MSCI China Index	4.12%	1.04%	3.15%	-1.76%	-8.49%	13.42%	188.71%
FTSE/Xinhua China 25 Index	1.96%	-0.58%	-1.73%	-3.91%	-18.07%	11.20%	144.33%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.92%	62.23%
Fund
NAV Return	-6.77%	-6.14%	-17.32%	-6.15%	-27.18%	4.90%	49.43%
Market Price Return	-6.70%	-6.25%	-17.60%	-6.17%	-27.28%	4.83%	48.57%

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.71%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

22

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Manager's Analysis

PowerShares Lux Nanotech Portfolio (ticker: PXN)

As an index fund, the PowerShares Lux Nanotech Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Lux Nanotech IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of nanotechnology companies. A nanotechnology company focuses on the development and use of devices that are only a few nanometers in size that comprise the Index.

The Index seeks to reflect the performance of the nanotechnology sector using a modified equal weighting methodology. The Index is divided into two equally-weighted groups: nanotechnology specialists and end-use incumbents. At the time of a rebalance of reconstitution, 75% of the Index's weight is applied towards nanotechnology specialists, and 25% of the Index's weight is applied towards end-use incumbents. The constituents within each group are equally weighted at that time. Nanotechnology specialists are defined as small- to mid-sized companies with annual revenues of less than $5 billion that focus specifically on developing or funding emerging nanotechnology applications. End-use incumbents are large companies with more than $5 billion in revenue that are applying nanotechnology to existing product lines. To be included as a constituent in the Index, a company must be listed on the NYSE, NYSE MKT, the NASDAQ or Small Cap Market systems. It also must have a minimum market capitalization of $75 million at the time of Index determination, and have a minimum average daily trading volume over the preceding three months of 50,000 shares.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 8.32%. On a net asset value ("NAV") basis, the Fund returned 7.84%. During the same time period, the Index returned 6.30%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index by 1.54% primarily due to revenue received from its securities lending program. Additionally, during the removal of Valence Technology, Inc., a former component security of the Index, the Index removed the security at a price of zero, while the Fund sold it for a slightly higher price.

During this same time period, the S&P 500® Index returned 16.89%. The S&P 500® Index (the "Benchmark Index") is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided the additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of the broad-based market benchmark.

The adviser selected the S&P 500® Index as a comparative index to the Fund because of its recognition in the marketplace and its representation of the broader U.S. equity market. The S&P 500® Index does not have specific nanotechnology sector relevance; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting methodology and a stock selection methodology that focuses on nanotechnology companies, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the S&P 500® Index, the Fund was overweight in the Industrials sector and overweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to the poor performance of specific stocks included in the Index from the Industrials sector, as well as to being overweight to the Information Technology sector.

24

Manager's Analysis (Continued)

PowerShares Lux Nanotech Portfolio (ticker: PXN)

For the fiscal year ended April 30, 2013, the Biotechnology industry contributed most significantly to the Fund's return, followed by the Building Materials and Healthcare-Products industries, respectively. The Electrical Components & Equipment industries detracted most from the Fund's return, followed by the Investment Companies and Computers industries, respectively.

Positions that contributed most significantly to the Fund's return included Headwaters, Inc., a building materials company (portfolio average weight of 4.99%); and Nanosphere, Inc., a biotechnology company (portfolio average weight of 4.83%). Positions that detracted most significantly from the Fund's return included Valence Technology Inc., an electrical components & equipment company (no longer held at April 30, 2013); and American Superconductor Corp., an electrical components & equipment company (portfolio average weight of 2.13%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Semiconductors	13.7
Pharmaceuticals	13.7
Miscellaneous Manufacturing	9.3
Computers	9.1
Biotechnology	8.6
Electrical Components & Equipment	8.0
Electronics	7.6
Chemicals	5.7
Software	3.9
Healthcare-Products	3.9
Building Materials	3.8
Auto Parts & Equipment	3.6
Investment Companies	3.5
Auto Manufacturers	3.1
Engineering & Construction	2.5
Money Market Fund	7.9
Liabilities in excess of other assets	(7.9)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
BioDelivery Sciences International, Inc.	5.7
Nanosphere, Inc.	4.9
Research Frontiers, Inc.	4.5
Veeco Instruments, Inc.	4.2
Flamel Technologies SA ADR	4.2
Maxwell Technologies, Inc.	4.1
Polypore International, Inc.	4.1
Accelrys, Inc.	3.9
SurModics, Inc.	3.9
FEI Co.	3.9
Total	43.4

25

Manager's Analysis (Continued)

PowerShares Lux Nanotech Portfolio (ticker: PXN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Lux Nanotech IndexTM	6.30%	-14.45%	-37.39%	-14.42%	-54.09%	-11.04%	-58.46%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	7.84%	-12.61%	-33.26%	-13.26%	-50.90%	-10.00%	-54.69%
Market Price Return	8.32%	-12.45%	-32.90%	-13.12%	-50.50%	-9.96%	-54.52%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.49%, including estimated acquired fund fees and expenses of 0.41%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

26

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Manager's Analysis

PowerShares S&P 500 BuyWrite Portfolio (ticker: PBP)

As an index fund, the PowerShares S&P 500 BuyWrite Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWrite Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon.

The Index measures total returns of a theoretical portfolio that includes S&P 500® Index stocks on which S&P 500® Index call options are written (sold) systematically against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. The Index holds the constituents and weights of the S&P 500® Index, which consists of the largest 500 U.S. stocks weighted by market capitalization. In addition, the Index sells covered call options on the S&P 500® Index, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. The Index assumes that the call options are held until their expiration.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 4.97%. On a net asset value ("NAV") basis, the Fund returned 5.22%. During the same time period, the Index returned 6.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index returned 16.89%. The S&P 500® Index (the "Benchmark Index") is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided the additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of the broad-based market benchmark.

Relative to the S&P 500® Index, the Fund's sector allocation mirrored the Benchmark Index during the fiscal year ended April 30, 2013. The Fund's underperformance relative to the Benchmark Index during that period can be attributed to the covered call feature of the Fund. The sale of calls, while providing income to the Fund, did not make up for the rising market and the exercise of the options during the period, which resulted in underperformance versus the S&P 500® Index.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Health Care and Consumer Staples sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Johnson & Johnson, a health care company (portfolio average weight of 1.53%); and Google Inc. Class A, an information technology company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund's return included Apple Inc., an information technology company (portfolio average weight of 4.05%); and Intel Corp., an information technology company (portfolio average weight of 0.91%).

28

Manager's Analysis (Continued)

PowerShares S&P 500 BuyWrite Portfolio (ticker: PBP)

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Information Technology	18.4
Financials	16.6
Health Care	13.2
Consumer Discretionary	12.1
Consumer Staples	11.4
Energy	10.9
Industrials	10.1
Utilities	3.8
Materials	3.5
Telecommunication Services	3.2
Liabilities in excess of other assets	(3.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Apple, Inc.	3.0
Exxon Mobil Corp.	2.9
Microsoft Corp.	1.8
Johnson & Johnson	1.7
Chevron Corp.	1.7
General Electric Co.	1.7
Google, Inc., Class A	1.6
International Business Machines Corp.	1.5
Procter & Gamble Co. (The)	1.5
Pfizer, Inc.	1.5
Total	18.9

29

Manager's Analysis (Continued)

PowerShares S&P 500 BuyWrite Portfolio (ticker: PBP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
CBOE S&P 500 BuyWrite Index	6.09%	7.50%	24.23%	2.63%	13.85%	2.31%	13.01%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	3.87%	22.43%
Fund
NAV Return	5.22%	6.61%	21.16%	1.59%	8.19%	1.44%	7.98%
Market Price Return	4.97%	6.61%	21.16%	1.56%	8.03%	1.45%	8.00%

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. According to the Fund's current prospectus, the Fund's expense ratio 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

30

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Manager's Analysis

PowerShares S&P 500® High Quality Portfolio (ticker: SPHQ)

As an index fund, the PowerShares S&P 500® High Quality Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Quality Rankings Index (the "Index"). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

The Index is designed to provide exposure to high quality stocks within the S&P 500® Index. The Index is composed of constituents of the S&P 500® Index whose earnings and dividends have grown over the long term, as reflected by their "S&P Quality Rankings." S&P Quality Rankings are proprietary rankings calculated by Standard & Poor's based on the per-share earnings and dividends records of a company over the past 10 years. If a company within the S&P 500® Index does not have a Quality Ranking assigned to it, it is not considered for inclusion within the Index. S&P 500® Index constituents with Quality Rankings of A- or above are selected for inclusion in the Index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 18.86%. On a net asset value ("NAV") basis, the Fund returned 18.86%. During the same time period, the Blended – S&P 500® High Quality Rankings Index returned 19.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance (on a NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Growth Index returned 13.95%, the Russell 3000® Growth Index returned 12.83%, and the S&P 500® Index returned 16.89%. The S&P 500® Growth Index, Russell 3000® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 292, 1,684 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P 500® Growth Index and the Russell 3000® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to growth stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific relevance to growth stocks as the S&P 500® Growth Index and Russell 3000® Growth Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indexes in part because the Fund tracks an Index that selects stocks based on S&P Quality Rankings, which takes into account earnings and dividends, while the S&P 500® Growth Index selects stocks based on sales growth, earnings, and momentum, and the Russell 3000® Growth Index selects stocks based on price-to-book ratios and forecasted growth values. More specifically, the Fund outperformed the Russell 3000® Growth Index in large part due to its allocation to the Information Technology sector, and the Consumer Staples sector as well as to the performance of specific stocks included in the Index from those sectors. The Fund outperformed the S&P 500® Growth Index in large part due to its allocation to the Information Technology sector and the Consumer Staples sector as well as to the performance of specific stocks included in the Index from those sectors.

32

Manager's Analysis (Continued)

PowerShares S&P 500® High Quality Portfolio (ticker: SPHQ)

Relative to the S&P 500® Index, the Fund was underweight in the Information Technology sector and overweight in the Consumer Staples sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations, as well as to the performance of specific stocks included in the Index from the Information Technology sector.

For the fiscal year ended April 30, 2013, the Consumer Staples sector contributed most significantly to the Fund's return, followed by the Industrials and Consumer Discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Walt Disney Co. (The), a consumer discretionary company (portfolio average weight of 1.20%); and Hormel Foods Corp., a consumer staples company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund's return included Caterpillar, Inc., an industrials company (portfolio average weight of 1.10%); and Apache Corp., an energy company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Industrials	25.3
Consumer Staples	19.9
Consumer Discretionary	19.7
Health Care	10.1
Materials	7.7
Financials	5.3
Information Technology	4.7
Utilities	4.4
Energy	2.8
Money Market Fund	0.1
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
W.W. Grainger, Inc.	1.3
NIKE, Inc., Class B	1.2
Walt Disney Co. (The)	1.2
Lorillard, Inc.	1.2
Coca-Cola Co. (The)	1.2
Johnson & Johnson	1.2
Praxair, Inc.	1.2
Sigma-Aldrich Corp.	1.2
Ecolab, Inc.	1.2
Ross Stores, Inc.	1.2
Total	12.1

33

Manager's Analysis (Continued)

PowerShares S&P 500® High Quality Portfolio (ticker: SPHQ)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – S&P 500® High Quality Rankings Index††	19.33%	16.43%	57.84%	2.80%	14.81%	2.92%	23.73%
S&P 500® Growth Index	13.95%	13.60%	46.61%	6.68%	38.15%	6.49%	59.40%
Russell 3000® Growth Index	12.83%	13.40%	45.81%	6.75%	38.60%	6.44%	58.90%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.58%	49.60%
Fund
NAV Return	18.86%	15.34%	53.44%	2.35%	12.30%	2.64%	21.27%
Market Price Return	18.86%	15.34%	53.44%	2.36%	12.36%	2.58%	20.72%

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.49%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 29, 2010, the Fund's underlying index changed. The data known as the Blended – S&P 500® High Quality Rankings Index is comprised of the original performance of the Value Line Timeliness Select Index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index starting at the conversion date and through April 30, 2013.

†††  Average annualized.

34

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Manager's Analysis

PowerShares Water Resources Portfolio (ticker: PHO)

As an index fund, the PowerShares Water Resources Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts ("ADRs") of companies in the water industry that comprise the Index.

The Index includes securities from companies that are listed on a major U.S. stock exchange (NYSE, NYSE MKT or NASDAQ) and are classified by SustainableBusiness.com LLC as participating in the "Green Economy," an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes 350 securities from 13 different environmental sectors. Only one security per issuer is permitted and the securities must have a minimum worldwide market capitalization of $50 million plus a minimum three-month average daily dollar trading volume of $250,000. The securities are evaluated annually for eligibility. The Index weights these securities using a modified liquidity weighting methodology, with no component security to exceed 8% of the weight of the Index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 18.49%. On a net asset value ("NAV") basis, the Fund returned 18.48%. During the same time period, the Blended – NASDAQ OMX U.S. Water Index returned 19.46%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance (on a NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the ISE Water Index returned 18.00%, and the S&P 500® Index returned 16.89%. The ISE Water Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 46 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the ISE Water Index to provide comparative benchmark performance measurements because of its recognition in the marketplace and its shared exposure to water companies. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific sector relevance as the ISE Water Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a proprietary weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the ISE Water Index, the Fund was underweight in the Industrials sector, which was the Fund's worst performing sector, during the fiscal year ended April 30, 2013. The Fund's similar performance relative to the ISE Water Index during that period can be attributed to this allocation.

For the fiscal year ended April 30, 2013, the Water industry contributed most significantly to the Fund's return, followed by the Machinery-Diversified and Electronics industries, respectively. The Agriculture industry detracted most from the Fund's return.

36

Manager's Analysis (Continued)

PowerShares Water Resources Portfolio (ticker: PHO)

Positions that contributed most significantly to the Fund's return included Flowserve Corp., a machinery-diversified company (portfolio average weight of 8.24%); and Pentair Ltd., a miscellaneous manufacturing company (portfolio average weight of 7.39%). Positions that detracted most significantly from the Fund's return included ITT Corp, a miscellaneous manufacturing company (no longer held at April 30, 2013); and Veolia Environment SA ADR, a water company (portfolio average weight of 3.30%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Water	23.6
Electronics	17.6
Miscellaneous Manufacturing	16.2
Machinery-Diversified	16.2
Metal Fabricate/Hardware	8.5
Environmental Control	7.7
Housewares	4.1
Engineering & Construction	3.7
Hand/Machine Tools	2.3
Agriculture	0.1
Money Market Fund	0.3
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
American Water Works Co., Inc.	8.6
Pentair Ltd.	8.3
Waters Corp.	8.1
Flowserve Corp.	8.0
Pall Corp.	7.9
Aqua America, Inc.	4.4
Mueller Water Products, Inc., Class A	4.3
Xylem, Inc.	4.1
Watts Water Technologies, Inc., Class A	4.1
Toro Co. (The)	4.0
Total	61.8

37

Manager's Analysis (Continued)

PowerShares Water Resources Portfolio (ticker: PHO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – NASDAQ OMX U.S. Water IndexSM††	19.46%	8.66%	28.30%	3.03%	16.09%	7.17%	66.94%
ISE Water Index	18.00%	10.71%	35.68%	4.44%	24.26%	8.33%	81.02%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.58%	49.60%
Fund
NAV Return	18.48%	7.68%	24.86%	1.98%	10.31%	5.74%	51.15%
Market Price Return	18.49%	7.66%	24.80%	2.04%	10.63%	5.58%	49.42%

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. The adviser has contractually agreed to waive fees and/or reimburse expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective March 1, 2012, the Fund's underlying index changed. The data known as the Blended – NASDAQ OMX U.S. Water Index is comprised of the original performance of the Palisades Water Index from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2013.

†††  Average annualized.

38

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Manager's Analysis

PowerShares WilderHill Clean Energy Portfolio (ticker: PBW)

As an index fund, the PowerShares WilderHill Clean Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index.

The Index is composed of securities from a universe of companies that have significant exposure to clean energy, or the advancement of clean energy, or be important to the development of clean energy. The Index includes companies that are publicly traded in the United States and ranks them by their respective sector, determined by the index provider, and size. Components less than $200 million in total market capitalization are set to one-half of a percent. Sector weightings, initially determined by the index provider, are reviewed each quarter in conjunction with the scheduled quarterly review of the Index. Each component's weighting cannot exceed four percent of the Index. Additional eligibility requirements are: 1) 3-month average market capitalization of at least $50 million, and 2) the 3-month average closing price must be above $1 if the component is not currently in the index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned (2.65)%. On a net asset value ("NAV") basis, the Fund returned (2.64)%. During the same time period, the Index returned (4.10)%. During the fiscal year, the Fund fully replicated the components of the Index. Even after reflecting operating expenses the Fund outperformed the return of its Index primarily due to revenue from its securities lending program.

During this same time period, the NASDAQ Composite Index returned 9.27%, and the S&P 500® Index returned 16.89%. The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 2,439 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance to that of broad-based market benchmarks.

The adviser selected the NASDAQ Composite Index and the S&P 500® Index as comparative indices to the Fund because of their recognition in the marketplace, which makes their performance relevant when comparing to the Fund's performance. The NASDAQ Composite Index and S&P 500® Index do not have specific clean energy sector relevance; however, their performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a proprietary weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. They also differed because the fund focuses on clean energy and the Benchmark Indices do not.

Relative to the NASDAQ Composite Index, the Fund was overweight in the Materials, Energy, and Industrials sectors and experienced poor performance from specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the NASDAQ Composite Index during that period can be attributed to these sector allocations and specific stock performances. Relative to the S&P 500® Index, the Fund was overweight in the Materials, Industrials and Information Technology sectors and experienced poor performance from specific stocks included in the Index from these sectors as well as in the Energy sector during the fiscal

40

Manager's Analysis (Continued)

PowerShares WilderHill Clean Energy Portfolio (ticker: PBW)

year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and specific stock performances.

For the fiscal year ended April 30, 2013, the Semiconductors industry contributed most significantly to the Fund's return, followed by the Electric and Auto Manufacturers sub-industries, respectively. The Energy-Alternate Sources industry detracted most from the Fund's return, followed by the Mining and Electrical Components & Equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included First Solar Inc., a semiconductors company (portfolio average weight of 2.81%); and SunPower Corp., an electrical components & equipment company (portfolio average weight of 2.86%). Positions that detracted most significantly from the Fund's return included Suntech Power Holdings Co. Ltd. ADR, an electrical components & equipment company (no longer held at April 30, 2013); and Molycorp, Inc., a mining company (portfolio average weight of 1.99%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Electrical Components & Equipment	17.4
Semiconductors	17.1
Energy-Alternate Sources	16.6
Electric	16.1
Chemicals	10.0
Auto Parts & Equipment	4.3
Miscellaneous Manufacturing	3.5
Auto Manufacturers	3.4
Mining	2.7
Metal Fabricate/Hardware	2.2
Food	2.0
Commercial Services	2.0
Electronics	1.8
Computers	0.9
Money Market Fund	29.7
Liabilities in excess of other assets	(29.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
First Solar, Inc.	3.8
Power-One, Inc.	3.5
Tesla Motors, Inc.	3.4
Solarcity Corp.	3.4
Trina Solar Ltd. ADR	3.1
Polypore International, Inc.	3.0
GT Advanced Technologies, Inc.	2.9
OM Group, Inc.	2.9
Yingli Green Energy Holding Co. Ltd. ADR	2.7
SunPower Corp.	2.7
Total	31.4

41

Manager's Analysis (Continued)

PowerShares WilderHill Clean Energy Portfolio (ticker: PBW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
WilderHill Clean Energy Index	-4.10%	-21.14%	-50.96%	-25.21%	-76.60%	-13.42%	-69.14%
NASDAQ Composite Index	9.27%	10.59%	35.25%	6.65%	37.96%	6.11%	62.25%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	-2.64%	-20.63%	-50.00%	-24.73%	-75.83%	-12.87%	-67.50%
Market Price Return	-2.65%	-20.60%	-49.95%	-24.73%	-75.83%	-12.86%	-67.48%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.76%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

42

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Manager's Analysis

PowerShares WilderHill Progressive Energy Portfolio (ticker: PUW)

As an index fund, the PowerShares WilderHill Progressive Energy Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged principally in the progressive energy business that comprise the Index.

The Index is composed of securities from a universe of companies that are listed on a major U.S. stock exchange (NYSE, NYSE MKT or NASDAQ), and engage in a business or businesses that the Index Provider believes may substantially benefit from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. Also provide for improvements in alternative fuels, emissions reduction, efficiency, or innovation in energy materials, production, and use, have a three-month average market capitalization of at least $150 million and three-month average closing price above $1.00 if not currently in the Index. The Index is calculated using a modified equal dollar weighting methodology. Component securities and weights are determined by their respective sector and size. Each Sector is assigned an aggregate weight within the index. Components less than $400 million in total market capitalization are set to one-half of a percent weight. The remaining components in each Sector are equally weighted using Sector weightings minus the sum of the weights of stocks less than $400 million in market capitalization. Sector weightings were initially determined by the index provider and are reviewed each quarter in conjunction with the scheduled quarterly review of the Index. At each rebalancing, no component may exceed five percent of the weight of the Index.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 7.38%. On a net asset value ("NAV") basis, the Fund returned 7.38%. During the same time period, the Index returned 8.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index returned 9.27%, and the S&P 500® Index returned 16.89%. The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 2,439 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of broad-based market benchmarks.

The NASDAQ Composite Index and S&P 500® Index do not have the specific progressive energy sector relevance; however, their performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices because the Fund tracks an index that focus on progressive energy and employs a proprietary weighting and stock selection methodology, whereas the Benchmark Indices do not focus on progressive energy and select and weight stocks based on market capitalization. Relative to the NASDAQ Composite Index, the Fund had poor stock selection in the Utilities sector and had no exposure to the Health Care sector, which was the best performing sector of the Benchmark during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the NASDAQ Composite Index during that period can be attributed to these sector allocations.

44

Manager's Analysis (Continued)

PowerShares WilderHill Progressive Energy Portfolio (ticker: PUW)

Relative to the S&P 500® Index, the Fund had poor stock selection in the Utilities sector and had no exposure to the Health Care sector, which was the best performing sector of the Benchmark during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Miscellaneous Manufacturing industry contributed most significantly to the Fund's return, followed by the Electronics and Building Materials industries, respectively. The Electric industry detracted most from the Fund's return, followed by the Mining and Energy-Alternate Sources industries, respectively.

Positions that contributed most significantly to the Fund's return included Apogee Enterprises, Inc., a building materials company (portfolio average weight of 1.92%); and A.O. Smith Corp., a miscellaneous manufacturing company (portfolio average weight of 2.27%). Positions that detracted most significantly from the Fund's return included Centrais Eletricas Brasileiras SA ADR, an electric company (portfolio average weight of 1.82%); and EnergySolutions, Inc., an environmental control company (portfolio average weight of 0.40%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Electrical Components & Equipment	12.9
Miscellaneous Manufacturing	11.1
Chemicals	8.7
Auto Parts & Equipment	6.9
Oil & Gas	6.6
Engineering & Construction	6.2
Electric	6.0
Electronics	5.8
Environmental Control	5.2
Mining	5.0
Machinery-Diversified	4.9
Building Materials	4.2
Energy-Alternate Sources	2.8
Agriculture	2.4
Semiconductors	2.4
Telecommunications	2.4
Auto Manufacturers	2.4
Transportation	2.1
Hand/Machine Tools	2.0
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Andersons, Inc. (The)	2.4
Methanex Corp.	2.4
Veeco Instruments, Inc.	2.4
Corning, Inc.	2.4
Tata Motors Ltd. ADR	2.4
Westport Innovations, Inc.	2.4
Owens Corning	2.3
Companhia Energetica de Minas Gerais ADR	2.3
Chart Industries, Inc.	2.3
Southwestern Energy Co.	2.3
Total	23.6

45

Manager's Analysis (Continued)

PowerShares WilderHill Progressive Energy Portfolio (ticker: PUW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Wilderhill Progressive Energy Index	8.68%	4.89%	15.41%	1.15%	5.87%	3.06%	21.72%
NASDAQ Composite Index	9.27%	10.59%	35.25%	6.65%	37.96%	5.39%	40.65%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.54%	33.45%
Fund
NAV Return	7.38%	3.85%	11.99%	0.20%	0.98%	2.17%	15.02%
Market Price Return	7.38%	3.84%	11.95%	0.21%	1.05%	2.17%	15.03%

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.86%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

46

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, (excluding PowerShares S&P 500 BuyWrite Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares S&P 500 BuyWrite Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any and extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

In pursuing their investment objectives, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio (the "Portfolios") may invest a portion of their assets in investment companies. Each Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which each Portfolio invests. The effect of such expenses are included in each Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Aerospace & Defense Portfolio (PPA) Actual	$1,000.00	$1,164.09	0.66%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31

47

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares CleantechTM Portfolio (PZD) Actual	$1,000.00	$1,183.62	0.67%	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	0.67%	$3.36
PowerShares DWA Technical LeadersTM Portfolio (PDP) Actual	$1,000.00	$1,166.34	0.68%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.68%	$3.41
PowerShares Global Listed Private Equity Portfolio (PSP) Actual	$1,000.00	$1,246.25	0.70%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Golden Dragon China Portfolio (PGJ) Actual	$1,000.00	$1,053.99	0.70%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Lux Nanotech Portfolio (PXN) Actual	$1,000.00	$1,154.45	0.70%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares S&P 500 BuyWrite Portfolio (PBP) Actual	$1,000.00	$1,040.29	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
PowerShares S&P 500® High Quality Portfolio (SPHQ) Actual	$1,000.00	$1,160.28	0.31%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.26	0.31%	$1.56
PowerShares Water Resources Portfolio (PHO) Actual	$1,000.00	$1,129.52	0.60%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares WilderHill Clean Energy Portfolio (PBW) Actual	$1,000.00	$1,221.94	0.70%	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares WilderHill Progressive Energy Portfolio (PUW) Actual	$1,000.00	$1,123.70	0.71%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.71%	$3.56

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

48

Schedule of Investments

PowerShares Aerospace & Defense Portfolio (PPA)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—57.6%
9,764	AAR Corp.	$174,385
5,515	Aerovironment, Inc.(a)	106,770
8,034	Alliant Techsystems, Inc.	597,408
35,714	Boeing Co. (The)	3,264,617
6,554	Cubic Corp.	281,625
2,608	Ducommun, Inc.(a)	63,870
7,597	Esterline Technologies Corp.(a)	570,079
46,162	Exelis, Inc.	515,630
14,882	GenCorp, Inc.(a)	194,508
33,482	General Dynamics Corp.	2,476,329
13,002	HEICO Corp.	572,218
13,924	Kratos Defense & Security Solutions, Inc.(a)	70,873
22,113	L-3 Communications Holdings, Inc.	1,796,681
30,508	Lockheed Martin Corp.	3,023,038
11,111	Moog, Inc., Class A(a)	513,439
31,033	Northrop Grumman Corp.	2,350,439
14,636	Orbital Sciences Corp.(a)	263,741
37,023	Raytheon Co.	2,272,472
29,920	Rockwell Collins, Inc.	1,882,566
9,143	Teledyne Technologies, Inc.(a)	686,274
12,267	TransDigm Group, Inc.	1,800,796
12,287	Triumph Group, Inc.	981,731
32,367	United Technologies Corp.	2,954,783
		27,414,272
	Auto Manufacturers—1.8%
21,417	Oshkosh Corp.(a)	840,832
	Commercial Services—3.8%
35,745	Booz Allen Hamilton Holding Corp.	542,967
83,809	SAIC, Inc.	1,252,106
		1,795,073
	Computers—4.8%
5,641	CACI International, Inc., Class A(a)	329,942
37,626	Computer Sciences Corp.	1,762,778
8,954	KEYW Holding Corp. (The)(a)	121,685
7,931	Mercury Systems, Inc.(a)	61,307
		2,275,712
	Electronics—9.1%
1,999	American Science & Engineering, Inc.	128,896
35,459	FLIR Systems, Inc.	862,008
40,288	Honeywell International, Inc.	2,962,780
4,917	OSI Systems, Inc.(a)	281,744
12,957	Taser International, Inc.(a)	114,151
		4,349,579
	Engineering & Construction—1.9%
4,127	Engility Holdings, Inc.(a)	98,883
18,881	URS Corp.	829,253
		928,136
Number of Shares		Value
	Common Stocks (Continued)
	Metal Fabricate/Hardware—5.6%
13,851	Precision Castparts Corp.	$2,649,558
	Miscellaneous Manufacturing—4.9%
24,587	Hexcel Corp.(a)	749,903
61,046	Textron, Inc.	1,571,935
		2,321,838
	Packaging & Containers—3.4%
36,634	Ball Corp.	1,616,292
	Shipbuilding—1.3%
12,161	Huntington Ingalls Industries, Inc.	643,317
	Software—0.5%
9,081	ManTech International Corp., Class A	242,372
	Telecommunications—5.3%
3,227	Anaren, Inc.(a)	75,544
4,124	Comtech Telecommunications Corp.	101,491
18,057	DigitalGlobe, Inc.(a)	527,084
27,665	Harris Corp.	1,278,123
10,921	ViaSat, Inc.(a)	529,341
		2,511,583
	Total Common Stocks (Cost $48,478,840)	47,588,564
	Money Market Fund—0.2%
89,576	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $89,576)	89,576
	Total Investments (Cost $48,568,416)—100.2%	47,678,140
	Liabilities in excess of other assets—(0.2)%	(71,555)
	Net Assets—100.0%	$47,606,585

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

49

Schedule of Investments

PowerShares CleantechTM Portfolio (PZD)

April 30, 2013

Number of Shares		Value
	Common Stocks—99.7%
	Auto Parts & Equipment—7.6%
28,799	BorgWarner, Inc.(a)	$2,251,218
25,115	Fuel Systems Solutions, Inc.(a)	394,556
64,297	Johnson Controls, Inc.	2,251,038
15,655	Westport Innovations, Inc. (Canada)(a)(b)	489,175
		5,385,987
	Biotechnology—3.1%
63,999	Novozymes A/S, Class B (Denmark)	2,212,540
	Building Materials—1.9%
88,921	Kingspan Group PLC (Ireland)	1,075,148
16,630	WaterFurnace Renewable Energy, Inc. (Canada)	265,194
		1,340,342
	Chemicals—5.2%
627	Gurit Holding AG (Switzerland)	255,808
36,986	Koninklijke DSM NV (Netherlands)	2,385,942
32,269	SGL Carbon SE (Germany)(b)	1,103,152
		3,744,902
	Commercial Services—3.1%
914	SGS SA, Registered Shares (Switzerland)	2,210,838
	Computers—0.7%
21,799	FleetMarics Group PLC (Ireland)(a)	511,623
	Electric—3.3%
43,259	Ameresco, Inc., Class A(a)	318,819
9,352,008	Energy Development Corp. (Philippines)	1,479,144
26,078	Ormat Technologies, Inc.(b)	566,936
		2,364,899
	Electrical Components & Equipment—9.9%
29,919	Advanced Energy Industries, Inc.(a)	508,025
957,945	China High Speed Transmission Equipment Group Co. Ltd. (China)(a)	462,889
25,151	EnerSys(a)	1,152,922
160,051	Gamesa Corp. Tecnologica SA (Spain)	626,914
19,918	Saft Groupe SA (France)	490,797
30,853	Schneider Electric SA (France)	2,355,175
17,875	SMA Solar Technology AG (Germany)	443,048
115,039	Vestas Wind Systems A/S (Denmark)(a)(b)	998,031
		7,037,801
	Electronics—8.3%
10,582	Badger Meter, Inc.	462,222
17,742	ESCO Technologies, Inc.	638,180
24,896	Horiba Ltd. (Japan)	899,640
20,912	Itron, Inc.(a)(b)	829,161
66,817	Trimble Navigation Ltd.(a)	1,920,320
32,899	Woodward, Inc.	1,184,035
		5,933,558
Number of Shares		Value
	Common Stocks (Continued)
	Energy - Alternate Sources—1.9%
6,551,909	GCL-Poly Energy Holdings Ltd. (Cayman Islands)	$1,325,477
	Engineering & Construction—6.1%
99,074	ABB Ltd. (Switzerland)	2,245,016
28,843	Aegion Corp.(a)	607,434
40,004	Arcadis NV (Netherlands)	1,107,831
20,729	Mistras Group, Inc.(a)	392,814
		4,353,095
	Environmental Control—5.5%
23,068	Asahi Holdings, Inc. (Japan)	466,996
492,930	Hyflux Ltd. (Singapore)	548,300
59,118	Kurita Water Industries Ltd. (Japan)	1,213,190
30,671	Tetra Tech, Inc.(a)	806,341
95,130	Tomra Systems ASA (Norway)(b)	892,301
		3,927,128
	Hand/Machine Tools—0.5%
57,916	Meyer Burger Technology AG (Switzerland)(b)	354,123
	Healthcare - Services—2.2%
7,174	Eurofins Scientific (France)	1,560,604
	Machinery - Diversified—6.8%
16,861	Kadant, Inc.	466,544
8,162	Lindsay Corp.	627,005
17,802	Roper Industries, Inc.	2,130,009
59,117	Xylem, Inc.	1,640,497
		4,864,055
	Mining—2.3%
35,216	Umicore SA (Belgium)	1,631,972
	Miscellaneous Manufacturing—17.4%
98,213	Alfa Laval AB (Sweden)	2,149,924
24,557	CLARCOR, Inc.	1,269,597
46,534	Donaldson Co., Inc.	1,692,907
50,343	Hexcel Corp.(a)	1,535,461
28,813	Pall Corp.	1,922,115
23,909	Polypore International, Inc.(a)(b)	1,002,504
23,232	Raven Industries, Inc.	779,434
19,883	Siemens AG (Germany)	2,078,751
		12,430,693
	Semiconductors—4.6%
34,591	Cree, Inc.(a)	1,956,813
157,655	GT Advanced Technologies, Inc.(a)(b)	619,584
17,588	Power Integrations, Inc.	728,319
		3,304,716

See Notes to Financial Statements.

50

Schedule of Investments (Continued)

PowerShares CleantechTM Portfolio (PZD)

April 30, 2013

Number of Shares		Value
	Common Stocks (Continued)
	Software—5.8%
24,892	ANSYS, Inc.(a)	$2,012,767
53,160	Autodesk, Inc.(a)	2,093,441
		4,106,208
	Telecommunications—3.5%
171,410	Corning, Inc.	2,485,445
	Total Common Stocks (Cost $64,080,582)	71,086,006
	Rights—0.1%
	Hand/Machine Tools—0.1%
57,916	Meyer Burger Technology AG (Switzerland), expiring 06/07/13 (Cost $153,598)	48,630
	Money Market Fund—0.0%
30,097	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $30,097)	30,097
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $64,264,277)—99.8%	71,164,733
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—6.8%
4,859,640	Invesco Liquid Assets Portfolio— Institutional Class (Cost $4,859,640)(c)(d)	4,859,640
	Total Investments (Cost $69,123,917)—106.6%	76,024,373
	Liabilities in excess of other assets—6.6%	(4,710,324)
	Net Assets—100.0%	$71,314,049

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2J.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

51

Schedule of Investments

PowerShares DWA Technical LeadersTM Portfolio (PDP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.2%
15,940	Amazon.com, Inc.(a)	$4,045,731
141,330	Brinker International, Inc.	5,497,737
157,693	CBS Corp., Class B	7,219,186
20,969	Chipotle Mexican Grill, Inc.(a)	7,615,731
79,786	Discovery Communications, Inc., Class A(a)	6,288,732
109,620	Jarden Corp.(a)	4,933,996
318,970	Liberty Interactive Corp., Class A(a)	6,790,871
104,165	Macy's, Inc.	4,645,759
32,870	Panera Bread Co., Class A(a)	5,825,550
63,931	Polaris Industries, Inc.	5,510,213
245,239	PulteGroup, Inc.(a)	5,147,567
42,024	PVH Corp.	4,849,990
292,974	Service Corp. International	4,945,401
90,526	Signet Jewelers Ltd. (United Kingdom)	6,221,852
986,070	Starz - Liberty Capital(a)	23,054,317
340,794	TRW Automotive Holdings Corp.(a)	20,471,496
47,706	VF Corp.	8,502,163
172,784	Virgin Media, Inc.	8,428,403
185,570	Wyndham Worldwide Corp.	11,149,046
		151,143,741
	Consumer Staples—4.5%
87,202	Brown-Forman Corp., Class B	6,147,741
211,313	Church & Dwight Co., Inc.	13,500,788
397,392	Dean Foods Co.(a)	7,606,083
143,884	Hormel Foods Corp.	5,938,093
56,685	J.M. Smucker Co. (The)	5,851,592
		39,044,297
	Energy—3.1%
185,059	Cheniere Energy, Inc.(a)	5,270,480
49,303	Continental Resources, Inc.(a)	3,940,296
168,032	EQT Corp.	12,622,564
45,263	Pioneer Natural Resources Co.	5,532,496
		27,365,836
	Financials—24.8%
65,410	ACE Ltd.	5,830,648
30,949	Affiliated Managers Group, Inc.(a)	4,818,140
1,139,672	American Capital Ltd.(a)	17,243,237
287,689	American Tower Corp. REIT	24,162,999
278,900	Arch Capital Group Ltd.(a)	14,798,434
568,215	CapitalSource, Inc.	5,085,524
102,512	Discover Financial Services	4,483,875
107,173	Extra Space Storage, Inc. REIT	4,670,599
60,593	Federal Realty Investment Trust REIT	7,089,987
1,084,010	General Growth Properties, Inc. REIT	24,628,707
167,650	HCC Insurance Holdings, Inc.	7,141,890
105,955	Macerich Co. (The) REIT	7,422,148
203,442	ProAssurance Corp.	9,966,624
119,934	Rayonier, Inc. REIT	7,126,478
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
112,859	Realty Income Corp. REIT	$5,752,423
95,835	RenaissanceRe Holdings Ltd. (Bermuda)	8,997,948
226,701	Tanger Factory Outlet Centers, Inc. REIT	8,415,141
286,408	Ventas, Inc. REIT	22,806,669
330,963	W.R. Berkley Corp.	14,370,414
9,880	White Mountains Insurance Group Ltd.	5,713,703
231,515	XL Group PLC (Ireland)	7,209,377
		217,734,965
	Health Care—11.5%
378,386	Catamaran Corp. (Canada)(a)	21,844,224
52,594	Cerner Corp.(a)	5,089,521
50,037	Cooper Cos., Inc. (The)	5,524,085
422,541	Gilead Sciences, Inc.(a)	21,397,476
156,247	Henry Schein, Inc.(a)	14,124,729
24,955	Mettler-Toledo International, Inc.(a)	5,214,597
65,295	Perrigo Co.	7,796,876
69,813	Regeneron Pharmaceuticals, Inc.(a)	15,019,569
62,993	Sirona Dental Systems, Inc.(a)	4,632,505
		100,643,582
	Industrials—15.9%
96,152	BE Aerospace, Inc.(a)	6,032,576
102,545	Chicago Bridge & Iron Co. NV (Netherlands)	5,515,896
98,156	Colfax Corp.(a)	4,580,941
170,439	Copart, Inc.(a)	6,007,975
107,574	Danaher Corp.	6,555,560
221,266	Donaldson Co., Inc.	8,049,657
285,388	J.B. Hunt Transport Services, Inc.	20,282,525
44,411	Kansas City Southern	4,843,908
123,770	Kirby Corp.(a)	9,269,135
62,993	Lockheed Martin Corp.	6,241,976
111,836	Nordson Corp.	7,771,484
91,464	Pentair Ltd. (Switzerland)	4,971,068
101,349	Roper Industries, Inc.	12,126,408
39,467	TransDigm Group, Inc.	5,793,756
56,771	Union Pacific Corp.	8,399,837
159,827	United Rentals, Inc.(a)	8,408,498
40,063	W.W. Grainger, Inc.	9,874,328
62,580	WABCO Holdings, Inc.(a)	4,520,153
		139,245,681
	Information Technology—5.8%
106,892	Amphenol Corp., Class A	8,072,484
165,709	ANSYS, Inc.(a)	13,399,230
56,685	Fiserv, Inc.(a)	5,164,570
101,011	Gartner, Inc.(a)	5,843,486
19,094	MasterCard, Inc., Class A	10,557,646
86,179	NetSuite, Inc.(a)	7,580,305
		50,617,721

See Notes to Financial Statements.

52

Schedule of Investments (Continued)

PowerShares DWA Technical LeadersTM Portfolio (PDP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—14.4%
205,602	Airgas, Inc.	$19,871,433
103,565	Ashland, Inc.	8,824,774
290,076	Ball Corp.	12,798,153
69,465	Ecolab, Inc.	5,878,128
175,767	FMC Corp.	10,669,057
66,062	International Flavors & Fragrances, Inc.	5,099,326
121,043	International Paper Co.	5,686,600
22,845	NewMarket Corp.	6,138,452
122,070	Rockwood Holdings, Inc.	7,921,122
134,213	RPM International, Inc.	4,348,501
59,243	Sherwin-Williams Co. (The)	10,847,986
97,306	Sigma-Aldrich Corp.	7,657,009
107,148	Valspar Corp. (The)	6,838,186
182,757	W.R. Grace & Co.(a)	14,092,392
		126,671,119
	Utilities—2.8%
165,368	CMS Energy Corp.	4,951,118
174,148	ONEOK, Inc.	8,944,241
65,891	Sempra Energy	5,459,069
112,177	Wisconsin Energy Corp.	5,041,235
		24,395,663
	Total Common Stocks and Other Equity Interests (Cost $748,492,157)	876,862,605
	Money Market Fund—0.1%
784,862	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $784,862)	784,862
	Total Investments (Cost $749,277,019)—100.1%	877,647,467
	Liabilities in excess of other assets—(0.1)%	(718,504)
	Net Assets—100.0%	$876,928,963

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

53

Schedule of Investments

PowerShares Global Listed Private Equity Portfolio (PSP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a)—90.3%
	Diversified Financial Services—9.9%
2,081,706	Brait SE (South Africa)(b)	$8,496,097
1,566,928	Intermediate Capital Group PLC (United Kingdom)	10,301,357
122,848	Medley Capital Corp.	1,913,972
76,454	Partners Group Holding AG (Switzerland)	19,628,913
		40,340,339
	Holding Companies - Diversified—17.3%
93,682	Ackermans & van Haaren NV (Belgium)	7,982,476
175,713	Compass Diversified Holdings	2,971,307
99,704	Hal Trust (Netherlands)	12,882,078
265,602	Investment AB Latour, Class B (Sweden)	6,257,279
725,200	Leucadia National Corp.	22,401,428
114,427	Schouw & Co. (Denmark)	3,794,032
132,620	Wendel (France)	14,382,852
		70,671,452
	Internet—0.9%
159,133	ICG Group, Inc.(b)	1,888,909
124,005	Safeguard Scientifics, Inc.(b)	2,001,440
		3,890,349
	Investment Companies—23.8%
586,333	Apollo Investment Corp.	5,165,594
605,670	Ares Capital Corp.	10,998,967
1,299,540	Better Capital PCC Ltd. (Guernsey)(b)	2,912,551
256,290	BlackRock Kelso Capital Corp.	2,550,086
17,124	Capital Southwest Corp.	2,015,324
1,318,000	China Merchants China Direct Investments Ltd. (Hong Kong)	2,031,193
1,128,566	DeA Capital SpA (Italy)(b)	1,978,909
192,909	Electra Private Equity PLC (United Kingdom)(b)	6,680,423
360,159	Fifth Street Finance Corp.	3,976,155
131,820	Golub Capital BDC, Inc.	2,323,987
213,281	HgCapital Trust PLC (United Kingdom)	3,817,433
407,030	Hosken Consolidated Investments Ltd. (South Africa)	5,115,970
324,012	JZ Capital Partners Ltd. (Guernsey)	2,581,978
122,177	Main Street Capital Corp.	3,672,641
362,493	MCG Capital Corp.	1,863,214
140,173	MVC Capital, Inc.	1,820,847
162,480	New Mountain Finance Corp.	2,476,195
235,589	PennantPark Investment Corp.	2,756,391
431,159	Princess Private Equity Holding Ltd. (Guernsey)	3,836,971
628,215	Prospect Capital Corp.	6,929,211
1,318,595	Ratos AB, Class B (Sweden)	12,660,093
165,865	Solar Capital Ltd.	3,969,149
221,809	TICC Capital Corp.	2,255,798
97,614	Triangle Capital Corp.	2,730,264
		97,119,344
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
	Miscellaneous Manufacturing—5.9%
12,768,500	Fosun International Ltd. (China)	$9,082,045
3,938,141	Melrose Industries PLC (United Kingdom)	14,961,685
		24,043,730
	Private Equity—32.0%
3,155,680	3i Group PLC (United Kingdom)	16,139,199
251,865	Altamir Amboise (France)	2,965,286
957,332	American Capital Ltd.(b)	14,484,433
357,682	Apollo Global Management LLC, Class A	9,628,799
46,242	Aurelius AG (Germany)	3,596,962
609,548	Bure Equity AB (Sweden)	2,137,559
325,632	Carlyle Group (The)	10,576,527
94,616	Deutsche Beteiligungs AG (Germany)	2,299,614
234,974	Eurazeo (France)	12,459,745
117,964	Gimv NV (Belgium)	6,077,869
1,015,198	GP Investments Ltd. (Bermuda)	2,467,548
207,546	Hercules Technology Growth Capital, Inc.	2,760,362
1,224,611	IP Group PLC (United Kingdom)(b)	2,954,278
247,060	JAFCO Co. Ltd. (Japan)	11,945,926
414,185	Onex Corp. (Canada)	20,691,750
1,436,304	SVG Capital PLC (United Kingdom)(b)	8,899,385
1,221,663	Symphony International Holdings Ltd.(b)	959,005
		131,044,247
	Water—0.5%
87,051	PICO Holdings, Inc.(b)	1,889,007
	Total Common Stocks and Other Equity Interests (Cost $306,891,317)	368,998,468
	Money Market Fund—9.0%
36,735,109	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $36,735,109)	36,735,109
	Total Investments (Cost $343,626,426)—99.3%	405,733,577
	Other assets less liabilities—0.7%	2,757,930
	Net Assets—100.0%	$408,491,507

Notes to Schedule of Investments:

(a)  Except as otherwise noted, a portion of all securities in the portfolio are subject to swap agreements. See Note 2I and Note 6.

(b)  Non-income producing security.

This Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom        15.6%

See Notes to Financial Statements.

54

Schedule of Investments

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Bermuda—1.0%
125,223	China Yuchai International Ltd.	$1,788,185
	British Virgin Islands—1.5%
187,768	Hollysys Automation Technologies Ltd.(a)(b)	2,260,727
290,626	Renesola Ltd. ADR(a)(b)	505,689
		2,766,416
	Canada—0.9%
572,491	Silvercorp Metals, Inc.(a)	1,677,399
	Cayman Islands—26.9%
122,540	21Vianet Group, Inc. ADR(b)	1,107,761
86,846	AutoNavi Holdings Ltd. ADR(b)	950,964
50,937	Bitauto Holdings Ltd. ADR(b)	579,154
36,093	Changyou.com Ltd. ADR(a)	1,046,697
78,833	China Lodging Group Ltd. ADR(b)	1,201,415
211,313	China Ming Yang Wind Power Group Ltd. ADR(a)(b)	264,141
118,045	CNinsure, Inc. ADR(a)(b)	746,044
185,126	E-Commerce China Dangdang, Inc. ADR(a)(b)	710,884
219,627	E-House China Holdings Ltd. ADR(a)	1,019,069
151,766	ISoftStone Holdings Ltd. ADR(a)(b)	657,147
89,408	JA Solar Holdings Co. Ltd. ADR(b)	450,616
461,064	New Oriental Education & Technology Group, Inc. ADR(a)	8,820,154
80,663	NQ Mobile, Inc. ADR(a)(b)	696,122
144,954	Perfect World Co. Ltd. ADR	1,736,549
227,659	Qihoo 360 Technology Co. Ltd. ADR(b)	7,808,704
49,219	RDA Microelectronics, Inc. ADR	469,549
362,201	Renren, Inc. ADR(b)	1,014,163
231,401	Shanda Games Ltd. ADR(b)	684,947
85,022	SouFun Holdings Ltd. ADR(a)	2,175,713
145,241	Spreadtrum Communications, Inc. ADR(a)	3,174,968
114,714	TAL Education Group ADR	1,108,137
247,234	Trina Solar Ltd. ADR(a)(b)	1,263,366
132,065	UTStarcom Holdings Corp(b)	365,820
228,398	WuXi PharmaTech Cayman, Inc. ADR(b)	4,355,550
321,710	Youku Tudou, Inc. ADR(a)(b)	6,517,845
		48,925,479
	China—47.7%
36,724	51job, Inc. ADR(a)(b)	2,115,302
154,410	Baidu, Inc. ADR(b)	13,256,099
145,201	Canadian Solar, Inc.(a)(b)	817,482
42,671	China Life Insurance Co. Ltd. ADR(a)	1,778,527
32,876	China Petroleum & Chemical Corp. ADR	3,634,771
19,447	China Telecom Corp. Ltd. ADR	1,001,521
363,281	Ctrip.com International Ltd. ADR(a)(b)	7,984,916
466,791	Giant Interactive Group, Inc. ADR(a)(b)	3,496,265
114,672	Home Inns & Hotels Management, Inc. ADR(a)(b)	2,857,626
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
26,241	Huaneng Power International, Inc. ADR	$1,217,582
86,623	KongZhong Corp. ADR(b)	519,738
283,627	LDK Solar Co. Ltd. ADR(b)	374,388
281,973	Mindray Medical International Ltd. ADR(a)	11,135,114
239,844	NetEase, Inc. ADR(a)	13,524,803
264,145	Pactera Technology International Ltd. ADR(b)	1,344,498
41,972	PetroChina Co. Ltd. ADR	5,366,540
215,209	SINA Corp.(b)	12,120,571
184,792	Sinovac Biotech Ltd.(a)(b)	657,860
440,176	Suntech Power Holdings Co. Ltd. ADR(a)(b)	303,721
37,634	Vipshop Holdings Ltd. ADR(a)(b)	1,158,751
148,395	Xinyuan Real Estate Co. Ltd. ADR	673,713
43,371	Yanzhou Coal Mining Co. Ltd. ADR(a)	455,829
346,614	Yingli Green Energy Holding Co. Ltd. ADR(a)(b)	873,467
		86,669,084
	Hong Kong—13.5%
255,733	China Mobile Ltd. ADR(a)	14,126,691
166,564	China Unicom (Hong Kong) Ltd. ADR	2,403,519
35,948	CNOOC Ltd. ADR	6,734,498
150,189	Nam Tai Electronics, Inc.(a)	1,135,429
		24,400,137
	United States—8.5%
244,047	AsiaInfo-Linkage, Inc.(b)	2,801,660
89,226	China Biologic Products, Inc.(b)	2,269,909
151,295	China HGS Real Estate, Inc.(a)(b)	1,649,116
53,334	Chindex International, Inc.(b)	730,676
101,035	Lihua International, Inc.(a)	512,247
26,179	Sino Clean Energy, Inc. CVR(b)	0
128,050	Sohu.com, Inc.(b)	6,586,892
175,254	Yongye International, Inc.(a)(b)	932,351
		15,482,851
	Total Common Stocks and Other Equity Interests (Cost $184,051,589)	181,709,551
	Money Market Fund—0.2%
387,113	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $387,113)	387,113
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $184,438,702)—100.2%	182,096,664

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2013

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—21.1%
38,435,700	Invesco Liquid Assets Portfolio— Institutional Class (Cost $38,435,700)(c)(d)	$38,435,700
	Total Investments (Cost $222,874,402)—121.3%	220,532,364
	Liabilities in excess of other assets—(21.3)%	(38,788,123)
	Net Assets—100.0%	$181,744,241

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  Non-income producing security.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2J.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

56

Schedule of Investments

PowerShares Lux Nanotech Portfolio (PXN)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Manufacturers—3.1%
5,133	Toyota Motor Corp. ADR (Japan)	$596,968
	Auto Parts & Equipment—3.6%
45,757	Gentherm, Inc.(a)	696,879
	Biotechnology—8.6%
344,822	Nanosphere, Inc.(a)(b)	955,157
198,050	Vical, Inc.(a)	730,804
		1,685,961
	Building Materials—3.8%
68,775	Headwaters, Inc.(a)	746,896
	Chemicals—5.7%
6,100	Air Products & Chemicals, Inc.	530,456
10,837	E.I. du Pont de Nemours & Co.	590,725
		1,121,181
	Computers—9.1%
23,172	Hewlett-Packard Co.	477,343
2,517	International Business Machines Corp.	509,793
131,039	Maxwell Technologies, Inc.(a)	799,338
		1,786,474
	Electrical Components & Equipment—8.0%
280,275	American Superconductor Corp.(a)	703,490
210,805	Research Frontiers, Inc.(a)(b)	874,841
		1,578,331
	Electronics—7.6%
11,883	FEI Co.	759,086
13,612	NVE Corp.(a)	722,389
		1,481,475
	Engineering & Construction—2.5%
24,268	Layne Christensen Co.(a)	495,795
	Healthcare - Products—3.9%
28,805	SurModics, Inc.(a)	761,892
	Investment Companies—3.5%
210,169	Harris & Harris Group, Inc.(a)	693,558
	Miscellaneous Manufacturing—9.3%
5,016	3M Co.	525,226
22,846	General Electric Co.	509,237
18,945	Polypore International, Inc.(a)(b)	794,364
		1,828,827
	Pharmaceuticals—13.7%
197,276	BioDelivery Sciences International, Inc.(a)	1,120,527
64,571	Elan Corp. PLC ADR (Ireland)(a)	755,481
165,400	Flamel Technologies SA ADR (France)(a)	818,730
		2,694,738
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Semiconductors—13.7%
129,253	EMCORE Corp.(a)(b)	$564,836
25,030	Intel Corp.	599,469
50,413	Nanometrics, Inc.(a)	707,294
21,702	Veeco Instruments, Inc.(a)	826,195
		2,697,794
	Software—3.9%
78,542	Accelrys, Inc.(a)	773,639
	Total Common Stocks and Other Equity Interests (Cost $19,113,379)	19,640,408
	Money Market Fund—0.4%
81,266	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $81,266)	81,266
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $19,194,645)—100.4%	19,721,674
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—7.5%
1,466,100	Invesco Liquid Assets Portfolio— Institutional Class (Cost $1,466,100)(c)(d)	1,466,100
	Total Investments (Cost $20,660,745)—107.9%	21,187,774
	Liabilities in excess of other assets—(7.9)%	(1,552,693)
	Net Assets—100.0%	$19,635,081

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2J.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

57

Schedule of Investments

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a)—103.2%
	Consumer Discretionary—12.1%
1,184	Abercrombie & Fitch Co., Class A	$58,679
5,401	Amazon.com, Inc.(b)	1,370,828
1,484	Apollo Group, Inc., Class A(b)	27,261
575	AutoNation, Inc.(b)	26,168
537	AutoZone, Inc.(b)	219,681
3,365	Bed Bath & Beyond, Inc.(b)	231,512
3,958	Best Buy Co., Inc.	102,868
1,717	BorgWarner, Inc.(b)	134,218
3,194	Cablevision Systems Corp., Class A	47,463
3,398	CarMax, Inc.(b)	156,444
6,603	Carnival Corp.	227,870
8,707	CBS Corp., Class B	398,607
462	Chipotle Mexican Grill, Inc.(b)	167,794
4,180	Coach, Inc.	246,035
39,194	Comcast Corp., Class A	1,618,712
4,161	D.R. Horton, Inc.	108,519
1,921	Darden Restaurants, Inc.	99,181
4,364	Delphi Automotive PLC (Jersey Islands)	201,660
8,511	DIRECTV(b)	481,382
3,642	Discovery Communications, Inc., Class A(b)	287,062
4,497	Dollar General Corp.(b)	234,249
3,382	Dollar Tree, Inc.(b)	160,848
1,391	Expedia, Inc.	77,673
1,434	Family Dollar Stores, Inc.	88,005
58,241	Ford Motor Co.	798,484
795	Fossil, Inc.(b)	78,005
1,805	GameStop Corp., Class A	62,995
3,424	Gannett Co., Inc.	69,028
4,428	Gap, Inc. (The)	168,220
1,633	Garmin Ltd. (Switzerland)	57,286
2,300	Genuine Parts Co.	175,559
3,644	Goodyear Tire & Rubber Co. (The)(b)	45,532
4,043	H&R Block, Inc.	112,153
3,365	Harley-Davidson, Inc.	183,897
1,012	Harman International Industries, Inc.	45,247
1,700	Hasbro, Inc.	80,529
22,201	Home Depot, Inc. (The)	1,628,443
3,933	International Game Technology	66,664
6,161	Interpublic Group of Cos., Inc. (The)	85,268
2,117	J.C. Penney Co., Inc.	34,761
10,176	Johnson Controls, Inc.	356,262
3,148	Kohl's Corp.	148,145
3,562	L Brands, Inc.	179,560
2,121	Leggett & Platt, Inc.	68,381
2,463	Lennar Corp., Class A	101,525
16,481	Lowe's Cos., Inc.	633,200
5,878	Macy's, Inc.	262,159
3,630	Marriott International, Inc., Class A	156,308
5,126	Mattel, Inc.	234,053
14,889	McDonald's Corp.	1,520,763
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
836	Netflix, Inc.(b)	$180,635
4,256	Newell Rubbermaid, Inc.	112,103
29,693	News Corp., Class A	919,592
10,772	NIKE, Inc., Class B	685,099
2,232	Nordstrom, Inc.	126,309
3,885	Omnicom Group, Inc.	232,206
1,662	O'Reilly Automotive, Inc.(b)	178,366
1,601	PetSmart, Inc.	109,252
739	Priceline.com, Inc.(b)	514,337
5,057	PulteGroup, Inc.(b)	106,146
1,161	PVH Corp.	133,991
898	Ralph Lauren Corp.	163,059
3,305	Ross Stores, Inc.	218,361
1,287	Scripps Networks Interactive, Inc., Class A	85,688
10,024	Staples, Inc.	132,718
11,124	Starbucks Corp.	676,784
2,877	Starwood Hotels & Resorts Worldwide, Inc.	185,624
9,664	Target Corp.	681,892
1,773	Tiffany & Co.	130,635
4,389	Time Warner Cable, Inc.	412,083
13,879	Time Warner, Inc.	829,687
10,829	TJX Cos., Inc. (The)	528,130
1,641	TripAdvisor, Inc.(b)	86,284
1,632	Urban Outfitters, Inc.(b)	67,630
1,307	VF Corp.	232,934
6,763	Viacom, Inc., Class B	432,764
26,810	Walt Disney Co. (The)	1,684,740
69	Washington Post Co. (The), Class B	30,590
1,168	Whirlpool Corp.	133,479
2,037	Wyndham Worldwide Corp.	122,383
1,187	Wynn Resorts Ltd.	162,975
6,706	Yum! Brands, Inc.	456,813
		24,878,435
	Consumer Staples—11.4%
29,843	Altria Group, Inc.	1,089,568
9,794	Archer-Daniels-Midland Co.	332,408
6,426	Avon Products, Inc.	148,826
2,387	Beam, Inc.	154,463
2,261	Brown-Forman Corp., Class B	159,400
2,660	Campbell Soup Co.	123,451
1,947	Clorox Co. (The)	167,929
56,913	Coca-Cola Co. (The)	2,409,127
3,901	Coca-Cola Enterprises, Inc.	142,894
6,529	Colgate-Palmolive Co.	779,628
6,161	ConAgra Foods, Inc.	217,915
2,261	Constellation Brands, Inc., Class A(b)	111,580
6,468	Costco Wholesale Corp.	701,325
18,281	CVS Caremark Corp.	1,063,589
2,767	Dean Foods Co.(b)	52,960
3,035	Dr Pepper Snapple Group, Inc.	148,199

See Notes to Financial Statements.

58

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
3,568	Estee Lauder Cos., Inc. (The), Class A	$247,441
9,617	General Mills, Inc.	484,889
4,773	H.J. Heinz Co.	345,661
2,238	Hershey Co. (The)	199,540
2,002	Hormel Foods Corp.	82,622
1,597	J.M. Smucker Co. (The)	164,858
3,713	Kellogg Co.	241,493
5,757	Kimberly-Clark Corp.	594,065
8,812	Kraft Foods Group, Inc.	453,730
7,715	Kroger Co. (The)	265,242
5,639	Lorillard, Inc.	241,857
1,974	McCormick & Co., Inc.	142,010
3,017	Mead Johnson Nutrition Co.	244,648
2,319	Molson Coors Brewing Co., Class B	119,660
26,406	Mondelez International, Inc., Class A	830,469
2,141	Monster Beverage Corp.(b)	120,752
22,910	PepsiCo, Inc.	1,889,388
24,469	Philip Morris International, Inc.	2,338,992
40,562	Procter & Gamble Co. (The)	3,113,945
4,791	Reynolds American, Inc.	227,189
3,566	Safeway, Inc.	80,306
8,721	Sysco Corp.	304,014
4,225	Tyson Foods, Inc., Class A	104,062
12,770	Walgreen Co.	632,243
24,837	Wal-Mart Stores, Inc.	1,930,332
2,564	Whole Foods Market, Inc.	226,452
		23,429,122
	Energy—10.9%
7,432	Anadarko Petroleum Corp.	629,936
5,822	Apache Corp.	430,129
6,578	Baker Hughes, Inc.	298,575
3,129	Cabot Oil & Gas Corp.	212,928
3,683	Cameron International Corp.(b)	226,689
7,751	Chesapeake Energy Corp.	151,455
28,845	Chevron Corp.	3,519,378
18,131	ConocoPhillips	1,096,019
3,397	CONSOL Energy, Inc.	114,275
5,559	Denbury Resources, Inc.(b)	99,451
5,610	Devon Energy Corp.	308,887
1,038	Diamond Offshore Drilling, Inc.	71,726
3,452	Ensco PLC, Class A (United Kingdom)	199,111
4,036	EOG Resources, Inc.	489,002
2,245	EQT Corp.	168,644
66,530	Exxon Mobil Corp.	5,920,505
3,536	FMC Technologies, Inc.(b)	192,005
13,838	Halliburton Co.	591,851
1,581	Helmerich & Payne, Inc.	92,678
4,427	Hess Corp.	319,541
9,395	Kinder Morgan, Inc.	367,344
10,535	Marathon Oil Corp.	344,178
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
4,931	Marathon Petroleum Corp.	$386,393
2,690	Murphy Oil Corp.	167,022
4,329	Nabors Industries Ltd. (Bermuda)	64,026
6,350	National Oilwell Varco, Inc.	414,147
2,015	Newfield Exploration Co.(b)	43,907
3,761	Noble Corp. (Switzerland)	141,038
2,665	Noble Energy, Inc.	301,918
11,960	Occidental Petroleum Corp.	1,067,550
4,016	Peabody Energy Corp.	80,561
9,228	Phillips 66	562,447
1,969	Pioneer Natural Resources Co.	240,671
2,663	QEP Resources, Inc.	76,455
2,427	Range Resources Corp.	178,433
1,854	Rowan Cos. PLC, Class A (United Kingdom)(b)	60,311
19,724	Schlumberger Ltd.	1,468,057
5,230	Southwestern Energy Co.(b)	195,707
9,946	Spectra Energy Corp.	313,597
2,050	Tesoro Corp.	109,470
8,223	Valero Energy Corp.	331,551
10,146	Williams Cos., Inc. (The)	386,867
2,979	WPX Energy, Inc.(b)	46,562
		22,480,997
	Financials—16.6%
5,043	ACE Ltd.	449,533
6,963	Aflac, Inc.	379,066
7,104	Allstate Corp. (The)	349,943
14,268	American Express Co.	976,074
21,923	American International Group, Inc.(b)	908,051
5,876	American Tower Corp. REIT	493,525
3,032	Ameriprise Financial, Inc.	225,975
4,629	Aon PLC (United Kingdom)	279,360
2,170	Apartment Investment & Management Co., Class A REIT	67,509
1,172	Assurant, Inc.	55,717
1,687	AvalonBay Communities, Inc. REIT	224,438
160,666	Bank of America Corp.	1,977,798
17,307	Bank of New York Mellon Corp. (The)	488,404
10,409	BB&T Corp.	320,285
27,082	Berkshire Hathaway, Inc., Class B(b)	2,879,358
1,870	BlackRock, Inc.	498,355
2,262	Boston Properties, Inc. REIT	247,531
8,662	Capital One Financial Corp.	500,490
4,525	CBRE Group, Inc., Class A(b)	109,595
16,351	Charles Schwab Corp. (The)	277,313
3,878	Chubb Corp. (The)	341,535
2,187	Cincinnati Financial Corp.	106,966
45,123	Citigroup, Inc.	2,105,439
4,568	CME Group, Inc.	278,008
2,794	Comerica, Inc.	101,283

See Notes to Financial Statements.

59

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
7,376	Discover Financial Services	$322,626
4,239	E*TRADE Financial Corp.(b)	43,619
4,768	Equity Residential REIT	276,830
13,023	Fifth Third Bancorp	221,782
3,626	First Horizon National Corp.	37,710
2,053	Franklin Resources, Inc.	317,517
7,333	Genworth Financial, Inc., Class A(b)	73,550
6,498	Goldman Sachs Group, Inc. (The)	949,163
6,495	Hartford Financial Services Group, Inc. (The)	182,445
6,748	HCP, Inc. REIT	359,668
3,876	Health Care REIT, Inc.	290,584
10,809	Host Hotels & Resorts, Inc. REIT	197,480
7,071	Hudson City Bancorp, Inc.	58,760
12,521	Huntington Bancshares, Inc.	89,776
1,081	IntercontinentalExchange, Inc.(b)	176,127
6,564	Invesco Ltd.(c)	208,341
56,833	JPMorgan Chase & Co.	2,785,385
13,741	KeyCorp	136,998
6,065	Kimco Realty Corp. REIT	144,226
1,703	Legg Mason, Inc.	54,258
4,366	Leucadia National Corp.	134,866
4,046	Lincoln National Corp.	137,604
4,611	Loews Corp.	205,973
1,823	M&T Bank Corp.	182,665
8,164	Marsh & McLennan Cos., Inc.	310,314
4,180	McGraw Hill Financial, Inc.	226,180
16,237	MetLife, Inc.	633,081
2,878	Moody's Corp.	175,126
20,420	Morgan Stanley	452,303
1,748	NASDAQ OMX Group, Inc. (The)	51,531
3,244	Northern Trust Corp.	174,916
3,620	NYSE Euronext	140,492
5,032	People's United Financial, Inc.	66,221
2,419	Plum Creek Timber Co., Inc. REIT	124,675
7,860	PNC Financial Services Group, Inc.	533,537
4,101	Principal Financial Group, Inc.	148,046
8,265	Progressive Corp. (The)	209,022
7,333	Prologis, Inc. REIT	307,619
6,919	Prudential Financial, Inc.	418,046
2,145	Public Storage REIT	353,925
21,023	Regions Financial Corp.	178,485
4,656	Simon Property Group, Inc. REIT	829,094
6,748	SLM Corp.	139,346
6,786	State Street Corp.	396,777
8,014	SunTrust Banks, Inc.	234,410
3,847	T. Rowe Price Group, Inc.	278,908
1,394	Torchmark Corp.	86,526
5,616	Travelers Cos., Inc. (The)	479,663
27,667	U.S. Bancorp	920,758
4,019	Unum Group	112,090
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
4,344	Ventas, Inc. REIT	$345,913
2,517	Vornado Realty Trust REIT	220,389
72,787	Wells Fargo & Co.	2,764,450
8,115	Weyerhaeuser Co. REIT	247,589
4,392	XL Group PLC (Ireland)	136,767
2,739	Zions Bancorp.	67,434
		33,993,137
	Health Care—13.2%
23,321	Abbott Laboratories	861,011
23,472	AbbVie, Inc)	1,080,886
1,897	Actavis, Inc.(b)	200,570
4,876	Aetna, Inc.	280,077
5,165	Agilent Technologies, Inc.	214,038
2,901	Alexion Pharmaceuticals, Inc.(b)	284,298
4,568	Allergan, Inc.	518,696
3,430	AmerisourceBergen Corp.	185,632
11,115	Amgen, Inc.	1,158,294
8,107	Baxter International, Inc.	566,436
2,881	Becton, Dickinson and Co.	271,678
3,508	Biogen Idec, Inc.(b)	768,006
20,202	Boston Scientific Corp.(b)	151,313
24,311	Bristol-Myers Squibb Co.	965,633
1,128	C.R. Bard, Inc.	112,078
5,067	Cardinal Health, Inc.	224,063
3,309	CareFusion Corp.(b)	110,653
6,224	Celgene Corp.(b)	734,868
2,178	Cerner Corp.(b)	210,765
4,248	Cigna Corp.	281,090
2,005	Coventry Health Care, Inc.	99,348
7,018	Covidien PLC (Ireland)	448,029
1,261	DaVita HealthCare Partners, Inc.(b)	149,618
2,122	DENTSPLY International, Inc.	89,867
1,692	Edwards Lifesciences Corp.(b)	107,933
14,825	Eli Lilly & Co.	821,008
12,153	Express Scripts Holding Co.(b)	721,524
3,482	Forest Laboratories, Inc.(b)	130,262
22,605	Gilead Sciences, Inc.(b)	1,144,717
2,468	Hospira, Inc.(b)	81,740
2,355	Humana, Inc.	174,529
597	Intuitive Surgical, Inc.(b)	293,897
41,507	Johnson & Johnson	3,537,642
1,385	Laboratory Corp. of America Holdings(b)	129,304
2,560	Life Technologies Corp.(b)	188,646
3,459	McKesson Corp.	366,031
15,019	Medtronic, Inc.	701,087
44,879	Merck & Co., Inc.	2,109,313
5,883	Mylan, Inc.(b)	171,254
1,249	Patterson Cos., Inc.	47,399
1,686	PerkinElmer, Inc.	51,676
1,310	Perrigo Co.	156,427
See Notes to Financial Statements.

60

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
106,747	Pfizer, Inc.	$3,103,135
2,353	Quest Diagnostics, Inc.	132,544
1,157	Regeneron Pharmaceuticals, Inc.(b)	248,917
4,213	St. Jude Medical, Inc.	173,660
4,300	Stryker Corp.	281,994
1,550	Tenet Healthcare Corp.(b)	70,308
5,321	Thermo Fisher Scientific, Inc.	429,298
15,220	UnitedHealth Group, Inc.	912,135
1,627	Varian Medical Systems, Inc.(b)	105,983
1,285	Waters Corp.(b)	118,734
4,523	WellPoint, Inc.	329,817
2,517	Zimmer Holdings, Inc.	192,425
		27,000,286
	Industrials—10.1%
9,425	3M Co.	986,892
3,275	ADT Corp. (The)(b)	142,921
1,483	Avery Dennison Corp.	61,470
10,107	Boeing Co. (The)	923,881
2,398	C.H. Robinson Worldwide, Inc.	142,417
9,728	Caterpillar, Inc.	823,670
1,558	Cintas Corp.	69,907
15,188	CSX Corp.	373,473
2,631	Cummins, Inc.	279,912
8,623	Danaher Corp.	525,486
5,786	Deere & Co.	516,690
2,601	Dover Corp.	179,417
609	Dun & Bradstreet Corp. (The)	53,866
7,003	Eaton Corp. PLC (Ireland)	430,054
10,736	Emerson Electric Co.	595,955
1,793	Equifax, Inc.	109,732
3,066	Expeditors International of Washington, Inc.	110,161
4,021	Fastenal Co.	197,230
4,352	FedEx Corp.	409,132
711	Flowserve Corp.	112,423
2,421	Fluor Corp.	137,949
4,944	General Dynamics Corp.	365,658
154,400	General Electric Co.	3,441,576
11,639	Honeywell International, Inc.	855,932
6,168	Illinois Tool Works, Inc.	398,206
4,098	Ingersoll-Rand PLC (Ireland)	220,472
2,484	Iron Mountain, Inc.	94,044
1,937	Jacobs Engineering Group, Inc.(b)	97,780
1,580	Joy Global, Inc.	89,302
1,334	L-3 Communications Holdings, Inc.	108,388
3,986	Lockheed Martin Corp.	394,973
5,304	Masco Corp.	103,110
4,676	Norfolk Southern Corp.	362,016
3,526	Northrop Grumman Corp.	267,059
5,254	PACCAR, Inc.	261,544
1,658	Pall Corp.	110,605
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
2,223	Parker Hannifin Corp.	$196,891
3,061	Pentair Ltd. (Switzerland)	166,365
2,998	Pitney Bowes, Inc.	40,983
2,180	Precision Castparts Corp.	417,012
3,174	Quanta Services, Inc.(b)	87,222
4,834	Raytheon Co.	296,711
4,430	Republic Services, Inc.	150,974
2,070	Robert Half International, Inc.	67,937
2,074	Rockwell Automation, Inc.	175,834
2,036	Rockwell Collins, Inc.	128,105
1,478	Roper Industries, Inc.	176,843
764	Ryder System, Inc.	44,366
873	Snap-On, Inc.	75,253
10,832	Southwest Airlines Co.	148,398
2,385	Stanley Black & Decker, Inc.	178,422
1,288	Stericycle, Inc.(b)	139,516
4,047	Textron, Inc.	104,210
6,936	Tyco International Ltd. (Switzerland)	222,784
6,970	Union Pacific Corp.	1,031,281
10,618	United Parcel Service, Inc., Class B	911,449
12,521	United Technologies Corp.	1,143,042
883	W.W. Grainger, Inc.	217,633
6,506	Waste Management, Inc.	266,616
2,770	Xylem, Inc.	76,868
		20,818,018
	Information Technology—18.4%
9,566	Accenture PLC, Class A (Ireland)	779,055
7,416	Adobe Systems, Inc.(b)	334,313
9,028	Advanced Micro Devices, Inc.(b)	25,459
2,652	Akamai Technologies, Inc.(b)	116,449
4,759	Altera Corp.	152,336
2,377	Amphenol Corp., Class A	179,511
4,554	Analog Devices, Inc.	200,331
13,943	Apple, Inc.	6,173,263
17,848	Applied Materials, Inc.	258,975
3,342	Autodesk, Inc.(b)	131,608
7,210	Automatic Data Processing, Inc.	485,521
1,955	BMC Software, Inc.(b)	88,913
7,781	Broadcom Corp., Class A	280,116
4,953	CA, Inc.	133,583
79,171	Cisco Systems, Inc.	1,656,257
2,774	Citrix Systems, Inc.(b)	172,460
4,487	Cognizant Technology Solutions Corp., Class A(b)	290,758
2,278	Computer Sciences Corp.	106,724
21,908	Corning, Inc.	317,666
21,731	Dell, Inc.	291,195
17,327	eBay, Inc.(b)	907,762
4,460	Electronic Arts, Inc.(b)	78,541
31,247	EMC Corp.(b)	700,870

See Notes to Financial Statements.

61

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
1,168	F5 Networks, Inc.(b)	$89,270
4,364	Fidelity National Information Services, Inc.	183,506
888	First Solar, Inc.(b)	41,345
1,987	Fiserv, Inc.(b)	181,036
2,156	FLIR Systems, Inc.	52,412
3,966	Google, Inc., Class A(b)	3,270,245
1,672	Harris Corp.	77,246
28,997	Hewlett-Packard Co.	597,338
73,443	Intel Corp.	1,758,960
15,556	International Business Machines Corp.	3,150,712
4,145	Intuit, Inc.	247,208
2,735	Jabil Circuit, Inc.	48,683
3,495	JDS Uniphase Corp.(b)	47,183
7,669	Juniper Networks, Inc.(b)	126,922
2,465	KLA-Tencor Corp.	133,726
2,419	Lam Research Corp.(b)	111,806
3,454	Linear Technology Corp.	126,071
8,186	LSI Corp.(b)	53,537
1,568	MasterCard, Inc., Class A	866,994
2,903	Microchip Technology, Inc.	105,727
15,203	Micron Technology, Inc.(b)	143,212
111,939	Microsoft Corp.	3,705,181
2,066	Molex, Inc.	56,960
4,104	Motorola Solutions, Inc.	234,749
5,365	NetApp, Inc.(b)	187,185
9,299	NVIDIA Corp.	128,047
54,832	Oracle Corp.	1,797,393
4,822	Paychex, Inc.	175,569
25,511	QUALCOMM, Inc.	1,571,988
2,868	Red Hat, Inc.(b)	137,463
4,227	SAIC, Inc.	63,151
8,013	Salesforce.com, Inc.(b)	329,415
3,602	SanDisk Corp.(b)	188,889
4,753	Seagate Technology PLC (Ireland)	174,435
10,254	Symantec Corp.(b)	249,172
6,249	TE Connectivity Ltd. (Switzerland)	272,144
2,460	Teradata Corp.(b)	125,632
2,837	Teradyne, Inc.(b)	46,640
16,406	Texas Instruments, Inc.	594,061
2,392	Total System Services, Inc.	56,499
2,263	Verisign, Inc.(b)	104,257
7,657	Visa, Inc., Class A	1,289,898
3,227	Western Digital Corp.	178,389
8,461	Western Union Co.	125,307
18,213	Xerox Corp.	156,268
3,888	Xilinx, Inc.	147,394
14,421	Yahoo!, Inc.(b)	356,631
		37,727,522
Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
	Materials—3.5%
3,084	Air Products & Chemicals, Inc.	$268,185
1,019	Airgas, Inc.	98,486
15,905	Alcoa, Inc.	135,192
1,601	Allegheny Technologies, Inc.	43,195
2,227	Ball Corp.	98,255
1,529	Bemis Co., Inc.	60,166
934	CF Industries Holdings, Inc.	174,200
2,260	Cliffs Natural Resources, Inc.	48,228
17,883	Dow Chemical Co. (The)	606,413
13,871	E.I. du Pont de Nemours & Co.	756,108
2,285	Eastman Chemical Co.	152,295
3,950	Ecolab, Inc.	334,249
2,054	FMC Corp.	124,678
14,122	Freeport-McMoRan Copper & Gold, Inc.	429,732
1,216	International Flavors & Fragrances, Inc.	93,863
6,568	International Paper Co.	308,565
5,644	LyondellBasell Industries NV, Class A (Netherlands)	342,591
2,617	MeadWestvaco Corp.	90,234
7,958	Monsanto Co.	850,074
4,115	Mosaic Co. (The)	253,443
7,397	Newmont Mining Corp.	239,663
4,726	Nucor Corp.	206,148
2,446	Owens-Illinois, Inc.(b)	64,281
2,122	PPG Industries, Inc.	312,231
4,399	Praxair, Inc.	502,806
2,891	Sealed Air Corp.	63,949
1,276	Sherwin-Williams Co. (The)	233,648
1,793	Sigma-Aldrich Corp.	141,091
2,145	United States Steel Corp.	38,181
1,929	Vulcan Materials Co.	96,219
		7,166,369
	Telecommunication Services—3.2%
81,541	AT&T, Inc.	3,054,526
9,314	CenturyLink, Inc.	349,927
4,363	Crown Castle International Corp.(b)	335,951
14,857	Frontier Communications Corp.	61,805
44,797	Sprint Nextel Corp.(b)	315,819
42,441	Verizon Communications, Inc.	2,287,994
8,779	Windstream Corp.	74,797
		6,480,819
	Utilities—3.8%
9,205	AES Corp. (The)	127,581
1,752	AGL Resources, Inc.	76,825
3,614	Ameren Corp.	131,008
7,221	American Electric Power Co., Inc.	371,376
6,367	CenterPoint Energy, Inc.	157,138
3,940	CMS Energy Corp.	117,964
4,359	Consolidated Edison, Inc.	277,450

See Notes to Financial Statements.

62

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests(a) (Continued)
8,567	Dominion Resources, Inc.	$528,413
2,567	DTE Energy Co.	187,083
10,464	Duke Energy Corp.	786,893
4,842	Edison International	260,500
2,656	Entergy Corp.	189,187
12,714	Exelon Corp.	476,902
6,216	FirstEnergy Corp.	289,666
1,165	Integrys Energy Group, Inc.	71,718
6,306	NextEra Energy, Inc.	517,281
4,637	NiSource, Inc.	142,495
4,673	Northeast Utilities	211,827
4,813	NRG Energy, Inc.	134,138
3,056	ONEOK, Inc.	156,956
3,689	Pepco Holdings, Inc.	83,371
6,527	PG&E Corp.	316,168
1,637	Pinnacle West Capital Corp.	99,693
8,671	PPL Corp.	289,438
7,530	Public Service Enterprise Group, Inc.	275,673
2,071	SCANA Corp.	112,248
3,367	Sempra Energy	278,956
12,901	Southern Co. (The)	622,215
3,044	TECO Energy, Inc.	58,232
3,411	Wisconsin Energy Corp.	153,290
7,262	Xcel Energy, Inc.	230,859
		7,732,544
	Total Investments (Cost $180,709,491)—103.2%	211,707,249
	Liabilities in excess of other assets—(3.2)%	(6,485,420)
	Net Assets—100.0%	$205,221,829

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  A portion of the securities in the portfolio are subject to call options written. In addition, the unrealized appreciation (depreciation) of the call options written was based on Level 1 inputs. See Note 2H and Note 6.

(b)  Non-income producing security.

(c)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

63

Schedule of Investments

PowerShares S&P 500® High Quality Portfolio (SPHQ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—19.7%
21,507	Comcast Corp., Class A	$888,239
35,944	Darden Restaurants, Inc.	1,855,789
44,387	Family Dollar Stores, Inc.	2,724,030
23,657	Gap, Inc. (The)	898,729
23,240	Genuine Parts Co.	1,773,909
17,372	Harley-Davidson, Inc.	949,380
40,227	Hasbro, Inc.	1,905,553
24,540	Home Depot, Inc. (The)	1,800,009
26,511	Johnson Controls, Inc.	928,150
23,211	Lowe's Cos., Inc.	891,767
20,520	Mattel, Inc.	936,943
17,439	McDonald's Corp.	1,781,220
44,730	NIKE, Inc., Class B	2,844,828
31,794	Nordstrom, Inc.	1,799,222
45,053	Omnicom Group, Inc.	2,692,818
27,304	PetSmart, Inc.	1,863,225
10,379	Ralph Lauren Corp.	1,884,619
41,901	Ross Stores, Inc.	2,768,399
38,996	Target Corp.	2,751,558
12,428	Tiffany & Co.	915,695
55,783	TJX Cos., Inc. (The)	2,720,537
10,528	VF Corp.	1,876,300
44,764	Walt Disney Co. (The)	2,812,970
39,969	Yum! Brands, Inc.	2,722,688
		44,986,577
	Consumer Staples—19.9%
25,154	Altria Group, Inc.	918,373
27,674	Archer-Daniels-Midland Co.	939,256
25,518	Brown-Forman Corp., Class B	1,799,019
19,851	Campbell Soup Co.	921,285
20,352	Clorox Co. (The)	1,755,360
65,964	Coca-Cola Co. (The)	2,792,256
22,892	Colgate-Palmolive Co.	2,733,534
17,021	Costco Wholesale Corp.	1,845,587
47,112	CVS Caremark Corp.	2,740,976
13,238	Estee Lauder Cos., Inc. (The), Class A	918,055
36,617	General Mills, Inc.	1,846,229
66,217	Hormel Foods Corp.	2,732,776
17,870	J.M. Smucker Co. (The)	1,844,720
41,882	Kellogg Co.	2,724,005
17,848	Kimberly-Clark Corp.	1,841,735
65,202	Lorillard, Inc.	2,796,514
37,782	McCormick & Co., Inc.	2,718,037
22,591	PepsiCo, Inc.	1,863,080
33,839	Procter & Gamble Co. (The)	2,597,820
78,273	Sysco Corp.	2,728,597
37,044	Walgreen Co.	1,834,048
34,496	Wal-Mart Stores, Inc.	2,681,029
		45,572,291
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Energy—2.8%
22,593	Chevron Corp.	$2,756,572
30,452	Exxon Mobil Corp.	2,709,924
12,651	Hess Corp.	913,149
		6,379,645
	Financials—5.3%
18,025	Aflac, Inc.	981,281
3,431	BlackRock, Inc.	914,361
20,266	Chubb Corp. (The)	1,784,827
12,704	Health Care REIT, Inc.	952,419
108,960	Hudson City Bancorp, Inc.	905,458
38,869	Kimco Realty Corp. REIT	924,305
16,605	Moody's Corp.	1,010,414
11,759	T. Rowe Price Group, Inc.	852,527
30,301	Torchmark Corp.	1,880,783
10,472	Travelers Cos., Inc. (The)	894,414
24,277	Wells Fargo & Co.	922,040
		12,022,829
	Health Care—10.1%
48,656	Abbott Laboratories	1,796,380
33,345	AmerisourceBergen Corp.	1,804,631
37,751	Baxter International, Inc.	2,637,662
18,748	Becton, Dickinson and Co.	1,767,936
17,529	C.R. Bard, Inc.	1,741,681
21,487	DENTSPLY International, Inc.	909,975
32,752	Johnson & Johnson	2,791,453
8,338	McKesson Corp.	882,327
38,273	Medtronic, Inc.	1,786,584
31,496	Mylan, Inc.(a)	916,849
15,221	Quest Diagnostics, Inc.	857,399
40,750	Stryker Corp.	2,672,385
42,994	UnitedHealth Group, Inc.	2,576,630
		23,141,892
	Industrials—25.3%
25,165	3M Co.	2,635,027
45,929	C.H. Robinson Worldwide, Inc.	2,727,723
31,861	Caterpillar, Inc.	2,697,671
19,689	Cintas Corp.	883,445
73,705	CSX Corp.	1,812,406
7,713	Cummins, Inc.	820,586
44,021	Danaher Corp.	2,682,640
20,973	Deere & Co.	1,872,889
24,609	Dover Corp.	1,697,529
48,536	Emerson Electric Co.	2,694,233
49,225	Expeditors International of Washington, Inc.	1,768,654
36,488	Fastenal Co.	1,789,736
15,002	Fluor Corp.	854,814
25,589	General Dynamics Corp.	1,892,562
38,502	General Electric Co.	858,210

See Notes to Financial Statements.

64

Schedule of Investments (Continued)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,164	Honeywell International, Inc.	$894,541
28,476	Illinois Tool Works, Inc.	1,838,411
32,866	L-3 Communications Holdings, Inc.	2,670,363
18,592	Lockheed Martin Corp.	1,842,281
23,521	Norfolk Southern Corp.	1,820,996
25,054	Northrop Grumman Corp.	1,897,590
13,474	Pall Corp.	898,851
20,289	Parker Hannifin Corp.	1,796,997
30,967	Raytheon Co.	1,900,754
26,947	Republic Services, Inc.	918,354
28,730	Rockwell Collins, Inc.	1,807,692
14,644	Roper Industries, Inc.	1,752,155
21,286	Snap-On, Inc.	1,834,853
12,789	Union Pacific Corp.	1,892,260
28,317	United Technologies Corp.	2,585,059
11,884	W.W. Grainger, Inc.	2,929,049
23,038	Waste Management, Inc.	944,097
		57,912,428
	Information Technology—4.7%
27,410	Automatic Data Processing, Inc.	1,845,789
20,501	Harris Corp.	947,146
12,820	International Business Machines Corp.	2,596,563
24,619	Linear Technology Corp.	898,594
31,330	Microsoft Corp.	1,037,023
26,995	Oracle Corp.	884,896
49,988	Paychex, Inc.	1,820,063
13,547	QUALCOMM, Inc.	834,766
		10,864,840
	Materials—7.7%
20,782	Air Products & Chemicals, Inc.	1,807,203
9,292	Airgas, Inc.	898,072
37,723	Ball Corp.	1,664,339
18,132	E.I. du Pont de Nemours & Co.	988,375
32,960	Ecolab, Inc.	2,789,075
11,968	International Flavors & Fragrances, Inc.	923,810
8,564	Monsanto Co.	914,806
24,412	Praxair, Inc.	2,790,291
10,580	Sherwin-Williams Co. (The)	1,937,304
35,459	Sigma-Aldrich Corp.	2,790,269
		17,503,544
	Utilities—4.4%
41,530	AGL Resources, Inc.	1,821,091
25,919	Entergy Corp.	1,846,210
22,728	NextEra Energy, Inc.	1,864,378
18,284	ONEOK, Inc.	939,066
17,173	SCANA Corp.	930,777
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
18,867	Southern Co. (The)	$909,955
41,446	Wisconsin Energy Corp.	1,862,583
		10,174,060
	Total Common Stocks and Other Equity Interests (Cost $186,873,052)	228,558,106
	Money Market Fund—0.1%
188,857	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $188,857)	188,857
	Total Investments (Cost $187,061,909)—100.0%	228,746,963
	Liabilities in excess of other assets—(0.0)%	(10,894)
	Net Assets—100.0%	$228,736,069

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

65

Schedule of Investments

PowerShares Water Resources Portfolio (PHO)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Agriculture—0.1%
191,628	Cadiz, Inc.(a)(b)	$1,128,689
	Electronics—17.6%
336,662	Badger Meter, Inc.	14,705,396
844,730	Itron, Inc.(b)	33,493,545
766,416	Waters Corp.(b)	70,816,838
756,946	Watts Water Technologies, Inc., Class A	35,621,879
		154,637,658
	Engineering & Construction—3.7%
1,054,622	Aegion Corp.(b)	22,210,339
519,611	Layne Christensen Co.(b)	10,615,653
		32,825,992
	Environmental Control—7.7%
1,928,899	Calgon Carbon Corp.(b)	32,868,439
581,978	Energy Recovery, Inc.(b)	2,130,039
1,231,603	Tetra Tech, Inc.(b)	32,378,843
		67,377,321
	Hand/Machine Tools—2.3%
629,378	Franklin Electric Co., Inc.	20,372,966
	Housewares—4.1%
787,976	Toro Co. (The)	35,466,800
	Machinery - Diversified—16.2%
442,755	Flowserve Corp.	70,008,421
144,425	Gorman-Rupp Co. (The)	4,080,006
415,961	Lindsay Corp.	31,954,124
1,292,039	Xylem, Inc.	35,854,082
		141,896,633
	Metal Fabricate/Hardware—8.5%
6,323,441	Mueller Water Products, Inc., Class A	37,434,771
159,151	Northwest Pipe Co.(b)	4,343,231
225,609	Valmont Industries, Inc.	32,877,999
		74,656,001
	Miscellaneous Manufacturing—16.2%
1,042,272	Pall Corp.	69,529,965
1,333,998	Pentair Ltd. (Switzerland)	72,502,791
		142,032,756
	Water—23.6%
453,701	American States Water Co.	25,171,332
1,801,322	American Water Works Co., Inc.	75,439,365
1,219,967	Aqua America, Inc.	38,709,553
834,081	California Water Service Group	16,723,324
2,204,973	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)(a)	31,531,114
232,389	Consolidated Water Co. Ltd. (Cayman Islands)	2,316,918
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,220,774	Veolia Environnement SA ADR (France)(a)	$16,822,266
		206,713,872
	Total Common Stocks and Other Equity Interests (Cost $722,481,165)	877,108,688
	Money Market Fund—0.0%
142,539	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $142,539)	142,539
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $722,623,704)—100.0%	877,251,227
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—0.3%
2,470,351	Invesco Liquid Assets Portfolio— Institutional Class (Cost $2,470,351)(c)(d)	2,470,351
	Total Investments (Cost $725,094,055)—100.3%	879,721,578
	Liabilities in excess of other assets—(0.3)%	(2,657,283)
	Net Assets—100.0%	$877,064,295

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  Non-income producing security.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2J.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

66

Schedule of Investments

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Manufacturers—3.4%
90,685	Tesla Motors, Inc.(a)(b)	$4,896,083
	Auto Parts & Equipment—4.3%
193,076	Fuel Systems Solutions, Inc.(b)	3,033,224
200,055	Gentherm, Inc.(b)	3,046,838
		6,080,062
	Chemicals—10.0%
31,141	Air Products & Chemicals, Inc.	2,708,021
171,032	OM Group, Inc.(b)	4,185,153
74,201	Sociedad Quimica y Minera de Chile SA ADR (Chile)	3,672,208
281,638	Zoltek Cos., Inc.(a)(b)	3,720,438
		14,285,820
	Commercial Services—2.0%
101,699	Quanta Services, Inc.(b)	2,794,689
	Computers—0.9%
255,910	Echelon Corp.(b)	565,561
111,838	Maxwell Technologies, Inc.(b)	682,212
		1,247,773
	Electric—16.1%
418,291	Ameresco, Inc., Class A(b)	3,082,805
160,074	Calpine Corp.(b)	3,478,408
161,991	CPFL Energia SA ADR (Brazil)(a)	3,466,607
162,959	EnerNOC, Inc.(b)	2,855,042
68,453	IDACORP, Inc.	3,368,572
33,791	ITC Holdings Corp.	3,116,206
163,561	Ormat Technologies, Inc.	3,555,816
		22,923,456
	Electrical Components & Equipment—17.4%
174,692	Advanced Energy Industries, Inc.(b)	2,966,270
238,933	American Superconductor Corp.(b)	599,722
189,859	Canadian Solar, Inc. (China)(a)(b)	1,068,906
505,845	China Ming Yang Wind Power Group Ltd. ADR (Cayman Islands)(b)	632,306
781,390	Power-One, Inc.(b)	4,938,385
250,759	PowerSecure International, Inc.(b)	3,435,398
280,803	SunPower Corp.(a)(b)	3,816,113
108,356	Universal Display Corp.(b)	3,406,713
1,536,693	Yingli Green Energy Holding Co. Ltd. ADR (China)(a)(b)	3,872,466
		24,736,279
	Electronics—1.8%
63,852	Itron, Inc.(b)	2,531,732
	Energy - Alternate Sources—16.6%
981,629	Amyris, Inc.(a)(b)	2,670,031
493,707	Enphase Energy, Inc.(a)(b)	3,475,697
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
670,057	FuelCell Energy, Inc.(a)(b)	$703,560
290,336	Gevo, Inc.(a)(b)	535,670
156,001	JA Solar Holdings Co. Ltd. ADR (Cayman Islands)(a)(b)	786,245
531,294	KiOR, Inc., Class A(a)(b)	2,587,402
407,218	Renesola Ltd. ADR (British Virgin Islands)(a)(b)	708,559
178,378	Solarcity Corp.(a)(b)	4,819,774
329,174	Solazyme, Inc.(a)(b)	2,995,483
860,157	Trina Solar Ltd. ADR (Cayman Islands)(a)(b)	4,395,402
		23,677,823
	Food—2.0%
138,634	Cosan Ltd., Class A (Brazil)	2,876,656
	Metal Fabricate/Hardware—2.2%
129,366	Kaydon Corp.	3,084,085
	Mining—2.7%
582,954	Molycorp, Inc.(a)(b)	3,404,451
279,074	Rare Element Resources Ltd. (Canada)(a)(b)	519,078
		3,923,529
	Miscellaneous Manufacturing—3.5%
102,621	Polypore International, Inc.(a)(b)	4,302,899
298,392	STR Holdings, Inc.(b)	671,382
		4,974,281
	Semiconductors—17.1%
214,202	Aixtron SE ADR (Germany)(a)(b)	3,075,941
60,001	Cree, Inc.(b)	3,394,257
115,826	First Solar, Inc.(b)	5,392,858
1,065,775	GT Advanced Technologies, Inc.(a)(b)	4,188,496
658,674	Hanwha SolarOne Co. Ltd. ADR (Cayman Islands)(b)	658,674
158,282	International Rectifier Corp.(b)	3,357,161
659,194	MEMC Electronic Materials, Inc.(b)	3,559,648
108,828	Rubicon Technology, Inc.(a)(b)	806,415
		24,433,450
	Total Common Stocks and Other Equity Interests (Cost $156,524,774)	142,465,718
	Money Market Fund—0.0%
54,413	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $54,413)	54,413
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $156,579,187)—100.0%	142,520,131

See Notes to Financial Statements.

67

Schedule of Investments (Continued)

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2013

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—29.7%
42,344,925	Invesco Liquid Assets Portfolio— Institutional Class (Cost $42,344,925)(c)(d)	$42,344,925
	Total Investments (Cost $198,924,112)—129.7%	184,865,056
	Liabilities in excess of other assets—(29.7)%	(42,371,225)
	Net Assets—100.0%	$142,493,831

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  Non-income producing security.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2J.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

68

Schedule of Investments

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Agriculture—2.4%
17,192	Andersons, Inc. (The)	$937,308
	Auto Manufacturers—2.4%
33,419	Tata Motors Ltd. ADR (India)	920,359
	Auto Parts & Equipment—6.9%
68,700	Exide Technologies(a)	58,196
24,431	Johnson Controls, Inc.	855,329
21,508	Tenneco, Inc.(a)	831,715
29,345	Westport Innovations, Inc. (Canada)(a)	911,749
		2,656,989
	Building Materials—4.2%
28,637	Apogee Enterprises, Inc.	729,671
21,399	Owens Corning(a)	900,042
		1,629,713
	Chemicals—8.7%
21,876	Methanex Corp. (Canada)	927,105
376,905	Rentech, Inc.	780,193
13,129	Rockwood Holdings, Inc.	851,941
18,552	Sasol Ltd. ADR (South Africa)	805,528
		3,364,767
	Electric—6.0%
249,420	Centrais Eletricas Brasileiras SA ADR (Brazil)	670,940
69,417	Companhia Energetica de Minas Gerais ADR (Brazil)	890,620
40,383	Enersis SA ADR (Chile)	762,431
		2,323,991
	Electrical Components & Equipment—12.9%
11,649	Acuity Brands, Inc.	849,911
14,619	Emerson Electric Co.	811,501
8,625	Energizer Holdings, Inc.	833,089
18,810	EnerSys(a)	862,250
22,883	General Cable Corp.(a)	789,006
114,089	GrafTech International Ltd.(a)	819,159
		4,964,916
	Electronics—5.8%
20,058	ESCO Technologies, Inc.	721,486
27,187	Koninklijke Philips Electronics NV (Netherlands)	750,361
21,028	Woodward, Inc.	756,798
		2,228,645
	Energy - Alternate Sources—2.8%
62,266	Clean Energy Fuels Corp.(a)	821,288
27,538	Renewable Energy Group, Inc.(a)	270,699
		1,091,987
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Engineering & Construction—6.2%
14,540	Chicago Bridge & Iron Co. NV (Netherlands)	$782,107
37,592	Foster Wheeler AG (Switzerland)(a)	793,191
77,693	McDermott International, Inc.(a)	829,761
		2,405,059
	Environmental Control—5.2%
7,488	ADA-ES, Inc.(a)	206,744
41,419	Covanta Holding Corp.	828,380
52,578	EnergySolutions, Inc.(a)	217,147
198,611	Heckmann Corp.(a)	732,874
		1,985,145
	Hand/Machine Tools—2.0%
9,926	Regal-Beloit Corp.	780,382
	Machinery - Diversified—4.9%
30,173	Altra Holdings, Inc.	804,110
10,453	Chart Industries, Inc.(a)	886,519
11,578	Global Power Equipment Group, Inc.	191,037
		1,881,666
	Mining—5.0%
41,372	Cameco Corp. (Canada)	807,168
609,243	Denison Mines Corp. (Canada)(a)	755,461
12,887	Luxfer Holdings PLC ADR (United Kingdom)	227,971
87,631	Uranium Energy Corp.(a)	135,828
		1,926,428
	Miscellaneous Manufacturing—11.1%
11,281	A.O. Smith Corp.	850,926
13,434	Eaton Corp. PLC (Ireland)	824,982
28,647	Hexcel Corp.(a)	873,734
23,446	LSB Industries, Inc.(a)	765,746
30,953	PMFG, Inc.(a)	178,289
7,565	Siemens AG ADR (Germany)	790,618
		4,284,295
	Oil & Gas—6.6%
43,624	Chesapeake Energy Corp.	852,413
11,014	Range Resources Corp.	809,749
23,613	Southwestern Energy Co.(a)	883,599
		2,545,761
	Semiconductors—2.4%
24,312	Veeco Instruments, Inc.(a)	925,558
	Telecommunications—2.4%
63,617	Corning, Inc.	922,447

See Notes to Financial Statements.

69

Schedule of Investments (Continued)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Transportation—2.1%
23,934	Golar LNG Ltd. (Bermuda)	$799,874
	Total Common Stocks and Other Equity Interests (Cost $34,993,836)	38,575,290
	Money Market Fund—0.2%
65,163	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $65,163)	65,163
	Total Investments (Cost $35,058,999)—100.2%	38,640,453
	Liabilities in excess of other assets—(0.2)%	(56,330)
	Net Assets—100.0%	$38,584,123

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

70

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Statements of Assets and Liabilities

April 30, 2013

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Technical LeadersTM Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)	PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares Lux Nanotech Portfolio (PXN)
ASSETS:
Unaffiliated investments, at value(a)	$47,678,140	$71,164,733	$877,647,467	$405,733,577	$182,096,664	$19,721,674
Affiliated investments, at value	—	4,859,640	—	—	38,435,700	1,466,100
Total investments, at value	47,678,140	76,024,373	877,647,467	405,733,577	220,532,364	21,187,774
Cash	—	—	—	2,729,736	—	—
Cash segregated as collateral	—	—	—	2,123,386	—	—
Foreign currencies, at value	—	—	—	49,196	—	—
Receivables:
Dividends	40,985	175,908	193,353	527,810	30,477	3,911
Investments sold	—	—	—	9,869,361	—	—
Foreign tax reclaims	—	82,796	4,230	247,646	—	—
Security lending	—	29,036	—	—	31,311	5,878
Shares sold	—	—	—	2,024,967	—	—
Expense waivers	—	2,365	—	—	—	2,721
Total Assets	47,719,125	76,314,478	877,845,050	423,305,679	220,594,152	21,200,284
LIABILITIES:
Due to custodian	—	—	—	—	—	—
Payables:
Expenses recaptured	404	—	—	11,952	36,932	—
Shares repurchased	—	—	—	—	—	—
Investments purchased	—	—	—	12,143,145	—	—
Collateral upon return of securities loaned	—	4,859,640	—	—	38,435,700	1,466,100
Collateral upon receipt of securities in-kind	—	—	—	2,123,386	—	—
Unrealized depreciation on swap agreements	—	—	—	80,541	—	—
Open written options, at value	—	—	—	—	—	—
Accrued advisory fees	19,240	28,787	354,934	160,942	73,146	7,641
Accrued trustees fees	13,180	12,071	22,013	15,940	23,460	9,304
Accrued expenses	79,716	99,931	539,140	278,266	280,673	82,158
Total Liabilities	112,540	5,000,429	916,087	14,814,172	38,849,911	1,565,203
NET ASSETS	$47,606,585	$71,314,049	$876,928,963	$408,491,507	$181,744,241	$19,635,081
NET ASSETS CONSIST OF:
Shares of beneficial interest	$78,252,551	$148,003,936	$974,407,058	$441,197,009	$474,894,960	$101,492,339
Undistributed net investment income (loss)	82,701	297,136	386,768	5,296,242	(733,516)	109,584
Undistributed net realized gain (loss)	(29,838,391)	(83,887,962)	(226,235,311)	(100,036,047)	(290,075,165)	(82,493,871)
Net unrealized appreciation (depreciation)	(890,276)	6,900,939	128,370,448	62,034,303	(2,342,038)	527,029
Net Assets	$47,606,585	$71,314,049	$876,928,963	$408,491,507	$181,744,241	$19,635,081
Shares outstanding (unlimited amount authorized, $0.01 par value)	2,050,000	2,800,000	27,600,000	34,900,000	9,250,000	2,900,000
Net asset value	$23.22	$25.47	$31.77	$11.70	$19.65	$6.77
Market price	$23.20	$25.36	$31.76	$11.75	$19.59	$6.80
Unaffiliated investments, at cost	$48,568,416	$64,264,277	$749,277,019	$343,626,426	$184,438,702	$19,194,645
Affiliated investments, at cost	$—	$4,859,640	$—	$—	$38,435,700	$1,466,100
Total investments, at cost	$48,568,416	$69,123,917	$749,277,019	$343,626,426	$222,874,402	$20,660,745
Foreign currencies, at cost	$—	$—	$—	$49,196	$—	$—
Premium received on written options	$—	$—	$—	$—	$—	$—
(a)Includes securities on loan with an aggregate value of	$—	$4,712,439	$—	$—	$37,168,540	$1,327,031

See Notes to Financial Statements.

72

	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)
ASSETS:
Unaffiliated investments, at value(a)	$211,498,908	$228,746,963	$877,251,227	$142,520,131	$38,640,453
Affiliated investments, at value	208,341	—	2,470,351	42,344,925	—
Total investments, at value	211,707,249	228,746,963	879,721,578	184,865,056	38,640,453
Cash	—	—	—	—	—
Cash segregated as collateral	—	—	—	—	—
Foreign currencies, at value	—	—	—	—	—
Receivables:
Dividends	200,739	230,302	917,441	101,452	32,617
Investments sold	4,626,083	—	—	—	—
Foreign tax reclaims	144	—	61,364	32,697	12,090
Security lending	—	—	3,504	252,192	—
Shares sold	—	1,770,322	—	702,367	—
Expense waivers	—	—	—	—	1,130
Total Assets	216,534,215	230,747,587	880,703,887	185,953,764	38,686,290
LIABILITIES:
Due to custodian	140,029	—	73,499	—	—
Payables:
Expenses recaptured	—	3,121	—	36,520	—
Shares repurchased	4,166,940	—	—	—	—
Investments purchased	268,039	1,765,696	—	739,121	—
Collateral upon return of securities loaned	—	—	2,470,351	42,344,925	—
Collateral upon receipt of securities in-kind	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—
Open written options, at value	6,604,520	—	—	—	—
Accrued advisory fees	132,858	52,428	362,900	55,178	15,606
Accrued trustees fees	—	12,659	65,733	36,751	9,308
Accrued expenses	—	177,614	667,109	247,438	77,253
Total Liabilities	11,312,386	2,011,518	3,639,592	43,459,933	102,167
NET ASSETS	$205,221,829	$228,736,069	$877,064,295	$142,493,831	$38,584,123
NET ASSETS CONSIST OF:
Shares of beneficial interest	$197,856,882	$327,522,994	$1,294,397,190	$1,606,516,694	$67,573,784
Undistributed net investment income (loss)	513,869	527,274	1,028,186	1,366,484	226,485
Undistributed net realized gain (loss)	(20,482,519)	(140,999,253)	(572,988,604)	(1,451,330,291)	(32,797,600)
Net unrealized appreciation (depreciation)	27,333,597	41,685,054	154,627,523	(14,059,056)	3,581,454
Net Assets	$205,221,829	$228,736,069	$877,064,295	$142,493,831	$38,584,123
Shares outstanding (unlimited amount authorized, $0.01 par value)	9,850,000	12,800,000	39,750,000	29,750,000	1,400,000
Net asset value	$20.83	$17.87	$22.06	$4.79	$27.56
Market price	$20.83	$17.87	$22.05	$4.79	$27.55
Unaffiliated investments, at cost	$180,557,677	$187,061,909	$722,623,704	$156,579,187	$35,058,999
Affiliated investments, at cost	$151,814	$—	$2,470,351	$42,344,925	$—
Total investments, at cost	$180,709,491	$187,061,909	$725,094,055	$198,924,112	$35,058,999
Foreign currencies, at cost	$—	$—	$—	$—	$—
Premium received on written options	$2,940,359	$—	$—	$—	$—
(a)Includes securities on loan with an aggregate value of	$—	$—	$2,466,115	$40,465,961	$—
73

Statements of Operations

Year Ended April 30, 2013

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Technical LeadersTM Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)	PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares Lux Nanotech Portfolio (PXN)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,353,627	$1,041,083	$10,067,510	$10,199,962	$4,230,366	$138,238
Affiliated dividend income	—	—	—	—	—	—
Securities lending income	—	352,617	—	—	917,964	297,540
Foreign withholding tax	—	(102,671)	(4,419)	(420,700)	(283,371)	(878)
Total Income	1,353,627	1,291,029	10,063,091	9,779,262	4,864,959	434,900
EXPENSES:
Advisory fees	238,578	351,057	3,386,578	1,543,965	979,097	101,821
Accounting & administration fees	57,844	57,844	156,511	69,127	57,029	57,844
Sub-licensing	28,630	52,659	677,316	308,793	195,819	20,364
Professional fees	17,718	23,826	55,640	47,536	13,777	43,298
Trustees fees	6,476	6,874	20,982	12,020	10,183	5,750
Custodian & transfer agent fees	3,091	26,457	35,111	95,481	183,417	3,099
Printing	(7,975)	5,362	160,485	64,323	11,618	(7,612)
Recapture	—	—	6,390	—	—	—
Other expenses	7,297	11,707	20,637	27,465	11,451	6,836
Total Expenses	351,659	535,786	4,519,650	2,168,710	1,462,391	231,400
Less: Waivers	(36,735)	(61,862)	—	(7,159)	(91,655)	(88,862)
Net Expenses	314,924	473,924	4,519,650	2,161,551	1,370,736	142,538
Net Investment Income	1,038,703	817,105	5,543,441	7,617,711	3,494,223	292,362
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(2,219,356)	(9,735,752)	(9,210,387)	(5,734,635)	(75,527,957)	(5,935,379)
Swap agreements	—	—	—	14,790,136	—	—
Written options	—	—	—	—	—	—
In-kind redemptions	1,326,054	4,983,159	83,386,768	8,807,864	11,580,807	5,505,352
Foreign currencies	—	(34,293)	—	(272,618)	—	—
Net increase from payment by affiliate (Note 3)	—	—	—	—	36,920	—
Net realized gain (loss)	(893,302)	(4,786,886)	74,176,381	17,590,747	(63,910,230)	(430,027)
Change in net unrealized appreciation (depreciation) on:	—	—	—	—	—	—
Investment securities	7,542,587	9,902,964	33,244,128	64,328,855	41,814,758	2,268,946
Swap agreements	—	—	—	(482,089)	—	—
Written options	—	—	—	—	—	—
Foreign currencies	—	(807)	—	11,053	—	—
Net change in unrealized appreciation	7,542,587	9,902,157	33,244,128	63,857,819	41,814,758	2,268,946
Net realized and unrealized gain (loss)	6,649,285	5,115,271	107,420,509	81,448,566	(22,095,472)	1,838,919
Net increase (decrease) in net assets resulting from operations	$7,687,988	$5,932,376	$112,963,950	$89,066,277	$(18,601,249)	$2,131,281

See Notes to Financial Statements.

74

	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)
INVESTMENT INCOME:
Unaffiliated dividend income	$5,608,949	$4,194,405	$11,997,869	$794,024	$858,420
Affiliated dividend income	5,541	—	—	—	—
Securities lending income	—	—	161,448	3,542,545	—
Foreign withholding tax	(4,171)	—	(536,566)	(23,299)	(31,136)
Total Income	5,610,319	4,194,405	11,622,751	4,313,270	827,284
EXPENSES:
Advisory fees	1,780,173	698,787	4,077,809	678,983	196,934
Accounting & administration fees	—	60,694	179,982	52,868	57,844
Sub-licensing	—	100,547	611,672	135,797	39,387
Professional fees	—	25,044	(3,656)	(8,215)	21,695
Trustees fees	—	9,258	25,081	8,477	6,125
Custodian & transfer agent fees	—	9,950	24,545	190,448	8,269
Printing	—	32,174	117,803	(125,000)	2,412
Recapture	—	—	—	10,964	—
Other expenses	—	8,311	16,405	6,253	8,150
Total Expenses	1,780,173	944,765	5,049,641	950,575	340,816
Less: Waivers	—	(271,138)	—	—	(64,090)
Net Expenses	1,780,173	673,627	5,049,641	950,575	276,726
Net Investment Income	3,830,146	3,520,778	6,573,110	3,362,695	550,558
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(2,777,807)	(699,398)	(39,387,223)	(141,811,242)	(1,430,702)
Swap agreements	—	—	—	—	—
Written options	(24,531,975)	—	—	—	—
In-kind redemptions	36,087,109	5,878,015	30,803,787	3,446,985	2,187,775
Foreign currencies	—	—	—	—	—
Net increase from payment by affiliate (Note 3)	—	—	—	—	—
Net realized gain (loss)	8,777,327	5,178,617	(8,583,436)	(138,364,257)	757,073
Change in net unrealized appreciation (depreciation) on:	—	—	—	—	—
Investment securities	3,849,014	24,339,195	137,318,912	125,881,934	791,507
Swap agreements	—	—	—	—	—
Written options	(3,442,309)	—	—	—	—
Foreign currencies	—	—	—	—	—
Net change in unrealized appreciation	406,705	24,339,195	137,318,912	125,881,934	791,507
Net realized and unrealized gain (loss)	9,184,032	29,517,812	128,735,476	(12,482,323)	1,548,580
Net increase (decrease) in net assets resulting from operations	$13,014,178	$33,038,590	$135,308,586	$(9,119,628)	$2,099,138

75

Statements of Changes in Net Assets

	PowerShares Aerospace & Defense Portfolio (PPA)		PowerShares CleantechTM Portfolio (PZD)		PowerShares DWA Technical LeadersTM Portfolio (PDP)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$1,038,703	$860,977	$817,105	$1,141,903	$5,543,441	$1,379,803
Net realized gain (loss)	(893,302)	(13,846,792)	(4,786,886)	(3,398,753)	74,176,381	(11,337,354)
Net increase from payment by affiliate (see Note 3)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	7,542,587	1,118,071	9,902,157	(34,036,460)	33,244,128	24,442,056
Net increase (decrease) in net assets resulting from operations	7,687,988	(11,867,744)	5,932,376	(36,293,310)	112,963,950	14,484,505
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,029,052)	(939,444)	(712,757)	(997,420)	(5,799,247)	(727,024)
Net realized gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
	(1,029,052)	(939,444)	(712,757)	(997,420)	(5,799,247)	(727,024)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	998,228	524,855,293	—	5,578,288	698,921,973	345,983,439
Value of shares repurchased	(15,017,115)	(565,052,820)	(34,211,049)	(30,512,520)	(500,235,301)	(239,567,471)
Net increase (decrease) in net assets resulting from shares transactions	(14,018,887)	(40,197,527)	(34,211,049)	(24,934,232)	198,686,672	106,415,968
Increase (Decrease) in Net Assets	(7,359,951)	(53,004,715)	(28,991,430)	(62,224,962)	305,851,375	120,173,449
NET ASSETS:
Beginning of year	54,966,536	107,971,251	100,305,479	162,530,441	571,077,588	450,904,139
End of year	$47,606,585	$54,966,536	$71,314,049	$100,305,479	$876,928,963	$571,077,588
Undistributed net investment income (loss) at end of year	$82,701	$73,050	$297,136	$227,081	$386,768	$642,574
CHANGES IN SHARES OUTSTANDING:
Shares sold	50,000	28,300,000	—	200,000	24,850,000	13,600,000
Shares repurchased	(750,000)	(30,800,000)	(1,550,000)	(1,250,000)	(17,750,000)	(10,100,000)
Shares outstanding, beginning of year	2,750,000	5,250,000	4,350,000	5,400,000	20,500,000	17,000,000
Shares outstanding, end of year	2,050,000	2,750,000	2,800,000	4,350,000	27,600,000	20,500,000

See Notes to Financial Statements.

76

	PowerShares Global Listed Private Equity Portfolio (PSP)		PowerShares Golden Dragon China Portfolio (PGJ)		PowerShares Lux Nanotech Portfolio (PXN)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$7,617,711	$9,317,128	$3,494,223	$6,201,991	$292,362	$236,476
Net realized gain (loss)	17,590,747	(23,337,975)	(63,947,150)	(15,531,653)	(430,027)	(10,431,056)
Net increase from payment by affiliate (see Note 3)	—	—	36,920	—	—	—
Net change in unrealized appreciation (depreciation)	63,857,819	(97,829,848)	41,814,758	(92,384,443)	2,268,946	(2,197,714)
Net increase (decrease) in net assets resulting from operations	89,066,277	(111,850,695)	(18,601,249)	(101,714,105)	2,131,281	(12,392,294)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,397,099)	(23,559,182)	(4,722,570)	(6,163,053)	(319,441)	(94,200)
Net realized gains	—	—	—	—	—	—
Return of capital	—	(2,711,317)	—	—	—	—
	(12,397,099)	(26,270,499)	(4,722,570)	(6,163,053)	(319,441)	(94,200)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	70,242,710	67,015,149	13,060,293	13,469,422	36,885,485	3,678,713
Value of shares repurchased	(35,164,174)	(125,772,089)	(53,830,199)	(106,046,088)	(41,345,037)	(7,299,902)
Net increase (decrease) in net assets resulting from shares transactions	35,078,536	(58,756,940)	(40,769,906)	(92,576,666)	(4,459,552)	(3,621,189)
Increase (Decrease) in Net Assets	111,747,714	(196,878,134)	(64,093,725)	(200,453,824)	(2,647,712)	(16,107,683)
NET ASSETS:
Beginning of year	296,743,793	493,621,927	245,837,966	446,291,790	22,282,793	38,390,476
End of year	$408,491,507	$296,743,793	$181,744,241	$245,837,966	$19,635,081	$22,282,793
Undistributed net investment income (loss) at end of year	$5,296,242	$(6,250,767)	$(733,516)	$467,272	$109,584	$136,663
CHANGES IN SHARES OUTSTANDING:
Shares sold	6,400,000	6,650,000	700,000	650,000	5,750,000	450,000
Shares repurchased	(3,700,000)	(15,000,000)	(2,850,000)	(4,650,000)	(6,350,000)	(950,000)
Shares outstanding, beginning of year	32,200,000	40,550,000	11,400,000	15,400,000	3,500,000	4,000,000
Shares outstanding, end of year	34,900,000	32,200,000	9,250,000	11,400,000	2,900,000	3,500,000

77

Statements of Changes in Net Assets (Continued)

	PowerShares S&P 500 BuyWrite Portfolio (PBP)		PowerShares S&P 500® High Quality Portfolio (SPHQ)		PowerShares Water Resources Portfolio (PHO)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$3,830,146	$1,534,309	$3,520,778	$2,322,428	$6,573,110	$7,284,706
Net realized gain (loss)	8,777,327	7,542,909	5,178,617	10,656,169	(8,583,436)	6,527,069
Net change in unrealized appreciation (depreciation)	406,705	(2,984,366)	24,339,195	(2,196,049)	137,318,912	(126,361,208)
Net increase (decrease) in net assets resulting from operations	13,014,178	6,092,852	33,038,590	10,782,548	135,308,586	(112,549,433)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,424,421)	(9,784,068)	(3,292,190)	(2,688,575)	(6,646,911)	(7,241,759)
Net realized gains	(2,056,844)	(499,499)	—	—	—	—
Return of capital	—	—	—	—	—	—
	(10,481,265)	(10,283,567)	(3,292,190)	(2,688,575)	(6,646,911)	(7,241,759)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	155,680,453	67,588,389	76,363,194	78,565,916	53,224,195	301,435,959
Value of shares repurchased	(107,519,457)	(29,381,078)	(23,794,170)	(52,933,980)	(130,331,858)	(616,782,513)
Net increase (decrease) in net assets resulting from shares transactions	48,160,996	38,207,311	52,569,024	25,631,936	(77,107,663)	(315,346,554)
Increase (Decrease) in Net Assets	50,693,909	34,016,596	82,315,424	33,725,909	51,554,012	(435,137,746)
NET ASSETS:
Beginning of year	154,527,920	120,511,324	146,420,645	112,694,736	825,510,283	1,260,648,029
End of year	$205,221,829	$154,527,920	$228,736,069	$146,420,645	$877,064,295	$825,510,283
Undistributed net investment income (loss) at end of year	$513,869	$273,524	$527,274	$298,686	$1,028,186	$1,101,987
CHANGES IN SHARES OUTSTANDING:
Shares sold	7,650,000	3,350,000	4,700,000	5,600,000	2,550,000	16,550,000
Shares repurchased	(5,300,000)	(1,450,000)	(1,450,000)	(3,750,000)	(6,750,000)	(34,850,000)
Shares outstanding, beginning of year	7,500,000	5,600,000	9,550,000	7,700,000	43,950,000	62,250,000
Shares outstanding, end of year	9,850,000	7,500,000	12,800,000	9,550,000	39,750,000	43,950,000

See Notes to Financial Statements.

78

	PowerShares WilderHill Clean Energy Portfolio (PBW)		PowerShares WilderHill Progressive Energy Portfolio (PUW)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$3,362,695	$8,694,895	$550,558	$294,125
Net realized gain (loss)	(138,364,257)	(175,832,551)	757,073	140,095
Net change in unrealized appreciation (depreciation)	125,881,934	(72,572,249)	791,507	(12,543,208)
Net increase (decrease) in net assets resulting from operations	(9,119,628)	(239,709,905)	2,099,138	(12,108,988)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,631,864)	(6,029,472)	(318,497)	(512,778)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—
	(4,631,864)	(6,029,472)	(318,497)	(512,778)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	24,870,370	41,977,234	—	7,792,210
Value of shares repurchased	(46,640,787)	(159,694,207)	(11,055,489)	(22,486,730)
Net increase (decrease) in net assets resulting from shares transactions	(21,770,417)	(117,716,973)	(11,055,489)	(14,694,520)
Increase (Decrease) in Net Assets	(35,521,909)	(363,456,350)	(9,274,848)	(27,316,286)
NET ASSETS:
Beginning of year	178,015,740	541,472,090	47,858,971	75,175,257
End of year	$142,493,831	$178,015,740	$38,584,123	$47,858,971
Undistributed net investment income (loss) at end of year	$1,366,484	$2,635,653	$226,485	$(6,596)
CHANGES IN SHARES OUTSTANDING:
Shares sold	5,500,000	7,250,000	—	300,000
Shares repurchased	(10,800,000)	(24,500,000)	(450,000)	(900,000)
Shares outstanding, beginning of year	35,050,000	52,300,000	1,850,000	2,450,000
Shares outstanding, end of year	29,750,000	35,050,000	1,400,000	1,850,000

79

Financial Highlights

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$19.99	$20.57	$19.07	$13.38	$20.93
Net investment income(a)	0.44	0.21	0.18	0.17	0.16
Net realized and unrealized gain (loss) on investments	3.22	(0.60)	1.49	5.73	(7.56)
Total from investment operations	3.66	(0.39)	1.67	5.90	(7.40)
Distributions to shareholders from:
Net investment income	(0.43)	(0.19)	(0.17)	(0.21)	(0.15)
Net asset value at end of year	$23.22	$19.99	$20.57	$19.07	$13.38
Market price at end of year(b)	$23.20	$19.98	$20.57	$19.07	$13.37
NET ASSET VALUE, TOTAL RETURN(c)	18.69%	(1.82)%	8.91%	44.36%	(35.46)%
MARKET PRICE TOTAL RETURN(c)	18.65%	(1.87)%	8.91%	44.47%	(35.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$47,607	$54,967	$107,971	$137,338	$116,429
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.74%	0.76%	0.73%	0.69%	0.67%
Net investment income, after Waivers	2.18%	1.09%	0.99%	1.08%	1.01%
Portfolio turnover rate(d)	17%	25%	12%	17%	9%

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$23.06	$30.10	$25.00	$19.25	$33.63
Net investment income (loss)(a)	0.26	0.24	0.06	0.03	(0.00	)(e)
Net realized and unrealized gain (loss) on investments	2.37	(7.07)	5.05	5.77	(14.38)
Total from investment operations	2.63	(6.83)	5.11	5.80	(14.38)
Distributions to shareholders from:
Net investment income	(0.22)	(0.21)	(0.01)	(0.04)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.22)	(0.21)	(0.01)	(0.05)	—
Net asset value at end of year	$25.47	$23.06	$30.10	$25.00	$19.25
Market price at end of year(b)	$25.36	$22.98	$30.08	$24.80	$19.35
NET ASSET VALUE, TOTAL RETURN(c)	11.59%	(22.65)%	20.43%	30.16%	(42.76)%
MARKET PRICE TOTAL RETURN(c)	11.50%	(22.87)%	21.32%	28.45%	(42.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$71,314	$100,305	$162,530	$160,021	$111,674
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.76%	0.74%	0.74%	0.71%	0.73%
Net investment income (loss), after Waivers	1.16%	0.97%	0.22%	0.11%	(0.01)%
Portfolio turnover rate(d)	22%	27%	24%	31%	72%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Amount represents less than $0.005.

See Notes to Financial Statements.

80

Financial Highlights (Continued)

PowerShares DWA Technical LeadersTM Portfolio (PDP)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$27.86	$26.52	$21.25	$14.14	$25.97
Net investment income (loss)(a)	0.23	0.07	0.04	0.06	0.07
Net realized and unrealized gain (loss) on investments	3.92	1.31	5.29	7.15	(11.86)
Total from investment operations	4.15	1.38	5.33	7.21	(11.79)
Distributions to shareholders from:
Net investment income	(0.24)	(0.04)	(0.06)	(0.10)	(0.04)
Net asset value at end of year	$31.77	$27.86	$26.52	$21.25	$14.14
Market price at end of year(b)	$31.76	$27.86	$26.54	$21.24	$14.13
NET ASSET VALUE, TOTAL RETURN(c)	15.02%	5.22%	25.11%	51.28%	(45.40)%
MARKET PRICE TOTAL RETURN(c)	14.98%	5.15%	25.26%	51.31%	(45.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$876,929	$571,078	$450,904	$159,371	$138,549
Ratio to average net assets of:
Expenses, after Waivers(d)	0.67%	0.65%	0.70%	0.70%	0.69%
Expenses, prior to Waivers(d)	0.67%	0.65%	0.71%	0.73%	0.68%
Net investment income, after Waivers	0.82%	0.29%	0.19%	0.35%	0.38%
Portfolio turnover rate(e)	66%	96%	42%	52%	87%

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$9.22	$12.17	$10.04	$6.72		$20.27
Net investment income(a)	0.24	0.26	0.26	0.33		0.87
Net realized and unrealized gain (loss) on investments	2.64	(2.58)	2.41	3.27		(13.55)
Total from investment operations	2.88	(2.32)	2.67	3.60		(12.68)
Distributions to shareholders from:
Net investment income	(0.40)	(0.56)	(0.54)	(0.28)		(0.87)
Return of capital	—	(0.07)	—	—		—
Total distributions	(0.40)	(0.63)	(0.54)	(0.28)		(0.87)
Net asset value at end of year	$11.70	$9.22	$12.17	$10.04		$6.72
Market price at end of year(b)	$11.75	$9.25	$12.25	$10.06		$6.71
NET ASSET VALUE, TOTAL RETURN(c)	31.87%	(19.51)%	27.93%	54.20%		(64.23)%
MARKET PRICE TOTAL RETURN(c)	32.00%	(19.80)%	28.48%	54.70%		(64.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$408,492	$296,744	$493,622	$211,879		$60,476
Ratio to average net assets of:
Expenses, after Waivers(d)	0.70%	0.71%	0.70%	0.70%		0.70%
Expenses, prior to Waivers(d)	0.70%	0.76%	0.73%	0.72%		0.78%
Net investment income, after Waivers	2.47%	2.79%	2.50%	3.66	%(f)	7.75%
Portfolio turnover rate(e)	53%	88%	112%	121%		74%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund's total return.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(f)  Net investment income per share and the ratio of net investment income to average net assets include a special stock dividend in which the Fund elected a cash payment of $0.96 per share owned of American Capital Ltd. on August 7, 2009. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.27 and 2.94%, respectively.

See Notes to Financial Statements.

81

Financial Highlights (Continued)

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$21.56		$28.98	$25.03	$17.47	$28.88
Net investment income(a)	0.34		0.48	0.21	0.13	0.20
Net realized and unrealized gain (loss) on investments	(1.81)		(7.43)	3.92	7.63	(11.44)
Total from investment operations	(1.47)		(6.95)	4.13	7.76	(11.24)
Distributions to shareholders from:
Net investment income	(0.44)		(0.47)	(0.18)	(0.17)	(0.17)
Return of capital	—		—	—	(0.03)	—
Total distributions	(0.44)		(0.47)	(0.18)	(0.20)	(0.17)
Net asset value at end of year	$19.65		$21.56	$28.98	$25.03	$17.47
Market price at end of year(b)	$19.59		$21.49	$28.87	$25.04	$17.48
NET ASSET VALUE, TOTAL RETURN(c)	(6.73	)%(d)	(23.98)%	16.60%	44.51%	(39.06)%
MARKET PRICE TOTAL RETURN(c)	(6.70)%		(23.93)%	16.11%	44.49%	(38.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$181,744		$245,838	$446,292	$455,523	$279,490
Ratio to average net assets of:
Expenses, after Waivers	0.70%		0.69%	0.70%	0.70%	0.69%
Expenses, prior to Waivers	0.75%		0.71%	0.72%	0.71%	0.71%
Net investment income, after Waivers	1.78%		2.08%	0.82%	0.56%	1.06%
Portfolio turnover rate(e)	63%		23%	15%	35%	20%

PowerShares Lux Nanotech Portfolio (PXN)

	Year Ended April 30,
	2013	2012	2011		2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$6.37	$9.60	$10.33		$7.59		$14.07
Net investment income (loss)(a)	0.09	0.06	(0.00	)(f)	(0.00	)(f)	0.02
Net realized and unrealized gain (loss) on investments	0.40	(3.26)	(0.73)		2.76		(6.50)
Total from investment operations	0.49	(3.20)	(0.73)		2.76		(6.48)
Distributions to shareholders from:
Net investment income	(0.09)	(0.03)	—		(0.02)		—
Return of capital	—	—	—		0.00	(f)	—
Total distributions	(0.09)	(0.03)	—		(0.02)		—
Net asset value at end of year	$6.77	$6.37	$9.60		$10.33		$7.59
Market price at end of year(b)	$6.80	$6.37	$9.70		$10.32		$7.60
NET ASSET VALUE, TOTAL RETURN(c)	7.84%	(33.40)%	(7.07)%		36.39%		(46.06)%
MARKET PRICE TOTAL RETURN(c)	8.32%	(34.09)%	(6.01)%		36.08%		(45.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$19,635	$22,283	$38,390		$55,290		$39,484
Ratio to average net assets of:
Expenses, after Waivers(g)	0.70%	0.70%	0.70%		0.70%		0.70%
Expenses, prior to Waivers(g)	1.14%	1.08%	0.95%		0.85%		0.89%
Net investment income (loss), after Waivers	1.44%	0.90%	(0.04)%		(0.04)%		0.17%
Portfolio turnover rate(e)	30%	55%	58%		57%		50%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(f)  Amount represents less than $0.005.

(g)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund's total return.

See Notes to Financial Statements.

82

Financial Highlights (Continued)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$20.60	$21.52	$21.52	$17.54	$25.00
Net investment income(a)	0.33	0.29	0.29	0.27	0.38
Net realized and unrealized gain (loss) on investments	0.70	1.00	1.34	4.00	(7.38)
Total from investment operations	1.03	1.29	1.63	4.27	(7.00)
Distributions to shareholders from:
Net investment income	(0.65)	(2.10)	(0.27)	(0.29)	(0.46)
Net realized gains	(0.15)	(0.11)	(1.36)	—	—
Total distributions	(0.80)	(2.21)	(1.63)	(0.29)	(0.46)
Net asset value at end of year	$20.83	$20.60	$21.52	$21.52	$17.54
Market price at end of year(b)	$20.83	$20.65	$21.52	$21.52	$17.59
NET ASSET VALUE, TOTAL RETURN(c)	5.22%	6.74%	8.11%	24.48%	(28.26)%
MARKET PRICE TOTAL RETURN(c)	4.97%	7.02%	8.09%	24.11%	(28.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$205,222	$154,528	$120,511	$167,840	$84,211
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.61%	1.42%	1.37%	1.35%	2.09%
Portfolio turnover rate(d)	22%	58%	61%	51%	83%

PowerShares S&P 500® High Quality Portfolio (SPHQ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$15.33	$14.64	$12.21	$9.60	$16.76
Net investment income(a)	0.33	0.26	0.20	0.00 (e)	0.04
Net realized and unrealized gain (loss) on investments	2.52	0.74	2.31	2.64	(7.19)
Total from investment operations	2.85	1.00	2.51	2.64	(7.15)
Distributions to shareholders from:
Net investment income	(0.31)	(0.31)	(0.08)	(0.03)	(0.01)
Net asset value at end of year	$17.87	$15.33	$14.64	$12.21	$9.60
Market price at end of year(b)	$17.87	$15.33	$14.64	$12.21	$9.60
NET ASSET VALUE, TOTAL RETURN(c)	18.86%	7.04%	20.61%	27.63%	(42.66)%
MARKET PRICE TOTAL RETURN(c)	18.86%	7.04%	20.61%	27.63%	(42.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$228,736	$146,421	$112,695	$67,746	$71,048
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.50%	0.52%	0.70%	0.70%
Expenses, prior to Waivers	0.55%	0.70%	0.84%	0.80%	0.72%
Net investment income (loss), after Waivers	2.06%	1.82%	1.49%	(0.03)%	0.27%
Portfolio turnover rate(d)	17%	14%	64%	138%	143%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Amount represents less than $0.005.
See Notes to Financial Statements.

83

Financial Highlights (Continued)

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$18.78	$20.25	$18.05	$14.04	$20.66
Net investment income(a)	0.16	0.14	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	3.28	(1.48)	2.19	4.03	(6.64)
Total from investment operations	3.44	(1.34)	2.30	4.12	(6.56)
Distributions to shareholders from:
Net investment income	(0.16)	(0.13)	(0.10)	(0.11)	(0.06)
Net asset value at end of year	$22.06	$18.78	$20.25	$18.05	$14.04
Market price at end of year(b)	$22.05	$18.77	$20.24	$18.05	$14.02
NET ASSET VALUE, TOTAL RETURN(c)	18.48%	(6.59)%	12.81%	29.48%	(31.76)%
MARKET PRICE TOTAL RETURN(c)	18.49%	(6.59)%	12.75%	29.67%	(31.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$877,064	$825,510	$1,260,648	$1,335,033	$1,220,027
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.62%	0.66%	0.64%	0.64%
Expenses, prior to Waivers	0.62%	0.62%	0.66%	0.64%	0.64%
Net investment income, after Waivers	0.81%	0.77%	0.63%	0.57%	0.49%
Portfolio turnover rate(d)	31%	44%	13%	20%	33%

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.08	$10.35	$10.12	$9.03	$20.94
Net investment income (loss)(a)	0.11	0.20	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.26)	(5.33)	0.26	1.11	(11.89)
Total from investment operations	(0.15)	(5.13)	0.23	1.09	(11.91)
Distributions to shareholders from:
Net investment income	(0.14)	(0.14)	—	—	—
Net asset value at end of year	$4.79	$5.08	$10.35	$10.12	$9.03
Market price at end of year(b)	$4.79	$5.08	$10.33	$10.11	$8.99
NET ASSET VALUE, TOTAL RETURN(c)	(2.64)%	(49.78)%	2.27%	12.07%	(56.88)%
MARKET PRICE TOTAL RETURN(c)	(2.65)%	(49.68)%	2.18%	12.46%	(57.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$142,494	$178,016	$541,472	$657,486	$658,400
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.69%
Expenses, prior to Waivers	0.70%	0.76%	0.75%	0.70%	0.69%
Net investment income (loss), after Waivers	2.48%	2.98%	(0.27)%	(0.18)%	(0.12)%
Portfolio turnover rate(d)	52%	46%	32%	42%	41%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

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Financial Highlights (Continued)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$25.87	$30.68	$25.19	$17.38	$28.23
Net investment income(a)	0.35	0.14	0.10	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.54	(4.71)	5.53	7.81	(10.91)
Total from investment operations	1.89	(4.57)	5.63	7.95	(10.78)
Distributions to shareholders from:
Net investment income	(0.20)	(0.24)	(0.14)	(0.14)	(0.07)
Net asset value at end of year	$27.56	$25.87	$30.68	$25.19	$17.38
Market price at end of year(b)	$27.55	$25.86	$30.70	$25.19	$17.38
NET ASSET VALUE, TOTAL RETURN(c)	7.38%	(14.84)%	22.47%	45.96%	(38.23)%
MARKET PRICE TOTAL RETURN(c)	7.38%	(14.93)%	22.55%	45.96%	(38.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$38,584	$47,859	$75,175	$60,451	$39,970
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.71%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.87%	0.86%	0.86%	0.84%	0.86%
Net investment income, after Waivers	1.40%	0.56%	0.37%	0.63%	0.62%
Portfolio turnover rate(d)	32%	36%	22%	52%	32%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

85

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Aerospace & Defense Portfolio (PPA)	"Aerospace & Defense Portfolio"
PowerShares CleantechTM Portfolio (PZD)	"CleantechTM Portfolio"
PowerShares DWA Technical LeadersTM Portfolio (PDP)	"DWA Technical LeadersTM Portfolio"
PowerShares Global Listed Private Equity Portfolio (PSP)	"Global Listed Private Equity Portfolio"
PowerShares Golden Dragon China Portfolio (PGJ)	"Golden Dragon China Portfolio"
PowerShares Lux Nanotech Portfolio (PXN)	"Lux Nanotech Portfolio"
PowerShares S&P 500 BuyWrite Portfolio (PBP)	"S&P 500 BuyWrite Portfolio"
PowerShares S&P 500® High Quality Portfolio (SPHQ)	"S&P 500® High Quality Portfolio"
PowerShares Water Resources Portfolio (PHO)	"Water Resources Portfolio"
PowerShares WilderHill Clean Energy Portfolio (PBW)	"WilderHill Clean Energy Portfolio"
PowerShares WilderHill Progressive Energy Portfolio (PUW)	"WilderHill Progressive Energy Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Aerospace & Defense Portfolio	SPADETM Defense Index
CleantechTM Portfolio	Cleantech IndexTM
DWA Technical LeadersTM Portfolio	Dorsey Wright Technical LeadersTM Index
Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
Lux Nanotech Portfolio	Lux Nanotech IndexTM
S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite Index

86

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Fund	Index
S&P 500® High Quality Portfolio	S&P 500® High Quality Rankings Index
Water Resources Portfolio	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading

87

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular

88

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund, except CleantechTM Portfolio, DWA Technical LeadersTM Portfolio, S&P 500 BuyWrite Portfolio, S&P 500® High Quality Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio, is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Sampling Risk. Lux Nanotech Portfolio, the Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Foreign Securities Risk. Since the Underlying Index may include ADRs and GDRs, the Fund's investments involve risks of investing in foreign securities in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such,

89

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Risk of Investing in Listed Private Equity Companies. There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The Investment Company Act of 1940, as amended (the "1940 Act"), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

90

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any and extraordinary expenses.

The S&P 500 BuyWrite Portfolio has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies' expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

91

Notes to Financial Statements (Continued)

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April 30, 2013

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	Year ended April 30, 2013	Year ended April 30, 2012
Aerospace & Defense Portfolio	$42,198	$(133,587)
CleantechTM Portfolio	(71,732)	8,054
DWA Technical LeadersTM Portfolio	(682,392)	(186,322)
Global Listed Private Equity Portfolio	(908,814)	(5,091,619)
Golden Dragon China Portfolio	24,031	436,993
Lux Nanotech Portfolio	21,796	8,938
S&P 500 BuyWrite Portfolio	5,094,248	5,231,782
S&P 500® High Quality Portfolio	(202,131)	(67,229)
Water Resources Portfolio	108,033	148,866
WilderHill Clean Energy Portfolio	94,708	47,608
WilderHill Progressive Energy Portfolio	17,423	(22,453)

*  An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year Ended April 30,
	2013	2012	2011	2010	2009
Aerospace & Defense Portfolio	$(0.02)	$0.03	$(0.00)	$(0.01)	$(0.01)
CleantechTM Portfolio	0.02	(0.00)	0.01	(0.01)	(0.05)
DWA Technical LeadersTM Portfolio	0.03	0.01	0.05	(0.02)	(0.03)
Global Listed Private Equity Portfolio	0.03	0.14	0.03	0.24	0.21
Golden Dragon China Portfolio	(0.00)	(0.03)	(0.00)	0.02	(0.03)
Lux Nanotech Portfolio	(0.01)	(0.00)	(0.00)	0.00	0.00
S&P 500 BuyWrite Portfolio	(0.44)	(0.97)	(0.01)	(0.00)	(0.05)
S&P 500® High Quality Portfolio	0.02	0.01	0.02	(0.00)	(0.00)
Water Resources Portfolio	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
WilderHill Clean Energy Portfolio	(0.00)	(0.00)	0.01	0.00	(0.00)
WilderHill Progressive Energy Portfolio	(0.01)	0.01	(0.00)	0.00	0.00

H. Option Contracts Written

S&P 500 BuyWrite Portfolio may engage in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price

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during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently "marked-to-market" to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk; the Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund's ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

I. Swap Agreements

Global Listed Private Equity Portfolio may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts for investment purposes or to manage interest rate, currency or credit risk.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index).

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss), on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates liquid securities having a value at least equal

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to the amount of the potential obligation of a Fund under any swap transaction. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund's exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

J. Securities Lending

CleantechTM Portfolio, Golden Dragon China Portfolio, Lux Nanotech Portfolio, Water Resources Portfolio and WilderHill Clean Energy Portfolio may lend portfolio securities having a market value up to one-third of each Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for S&P 500 BuyWrite Portfolio and S&P 500® High Quality Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. The S&P 500 BuyWrite Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.75% of its average daily net assets, pursuant to which the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and extraordinary expenses. Effective December 18, 2012, S&P 500® High Quality Portfolio has agreed to pay the Adviser an annual fee equal to 0.29% of the Fund's average daily net assets. Prior to December 18, 2012, S&P 500® High Quality Portfolio's annual fee was 0.50% of the Fund's average daily net assets.

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The Adviser's parent, Invesco Ltd., has agreed to indemnify and hold harmless the Global Listed Private Equity Portfolio and the Independent Trustees of the Trust against any and all loss, damages, liability and expenses arising from certain alleged omission or misstatement in the Fund's registration statement.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® High Quality Portfolio and S&P 500 BuyWrite Portfolio) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), through at least August 31, 2014. The Expense Cap for S&P 500® High Quality Portfolio is 0.29% of the Fund's average daily net assets per year, effective November 21, 2012, through at least August 31, 2014. Prior to November 21, 2012, S&P 500® High Quality Portfolio's Expense Cap was 0.50%. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to S&P 500 BuyWrite Portfolio.

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/14	04/30/15	04/30/16
Aerospace & Defense Portfolio	$198,270	$81,095	$80,440	$36,735
CleantechTM Portfolio	229,886	92,835	75,189	61,862
Global Listed Private Equity Portfolio	260,018	77,130	175,729	7,159
Golden Dragon China Portfolio	267,300	105,598	70,047	91,655
Lux Nanotech Portfolio	301,964	111,968	101,134	88,862
S&P 500® High Quality Portfolio	781,036	249,922	259,976	271,138
WilderHill Clean Energy Portfolio	221,180	43,397	177,783	—
WilderHill Progressive Energy Portfolio	241,458	97,636	79,732	64,090

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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April 30, 2013

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a "Licensor"):

Fund	Licensor
Aerospace & Defense Portfolio	International Space Business Council
CleantechTM Portfolio	Cleantech Capital Indices LLC
DWA Technical LeadersTM Portfolio	Dorsey Wright & Associates, Inc.
Global Listed Private Equity Portfolio	Red Rocks Capital Partners, LLC
Golden Dragon China Portfolio	NASDAQ OMX Group, Inc.
Lux Nanotech Portfolio	Lux Research, Inc.
S&P 500 BuyWrite Portfolio	Standard & Poor's ("S&P"), a division of The
McGraw-Hill Companies, Inc.
S&P 500® High Quality Portfolio	Standard & Poor's Financial Services LLC
Water Resources Portfolio	NASDAQ OMX Group, Inc.
WilderHill Clean Energy Portfolio	WilderShares, LLC
WilderHill Progressive Energy Portfolio	WilderShares, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds (other than the S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a subsidiary of Invesco Ltd. and therefore Invesco Ltd. is considered to be affiliated with S&P 500 BuyWrite Portfolio. The table below shows the Fund's transactions in, and earnings from, its investments in Invesco Ltd. for the fiscal year ended April 30, 2013.

S&P 500 BuyWrite Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2013	Dividend Income
Invesco Ltd.	$137,614	$151,053	$(98,029)	$(14,418)	$32,121	$208,341	$5,541

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other

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April 30, 2013

investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The depreciation on options held in S&P 500 BuyWrite Portfolio was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Global Listed Private Equity Portfolio
Equity Securities	$368,998,468	$—	$—	$368,998,468
Money Market Fund	36,735,109	—	—	36,735,109
Swap Agreements*	—	(80,541)	—	(80,541)
Total Investments	$405,733,577	$(80,541)	$—	$405,653,036
Golden Dragon China Portfolio
Equity Securities	$180,777,200	$932,351	$0	$181,709,551
Money Market Fund	38,822,813	—	—	38,822,813
Total Investments	$219,600,013	$932,351	$0	$220,532,364

*  Unrealized appreciation (depreciation).

Note 6. Derivative Investments

Global Listed Private Equity Portfolio and S&P 500 BuyWrite Portfolio have implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

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April 30, 2013

Value of Derivative Instruments at Fiscal Year-End

The table below summarizes the value of each Fund's derivative instruments, detailed by primary risk exposure, held as of April 30, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Global Listed Private Equity Portfolio
Equity risk
Swap agreements(a)	$—	$(80,541)
S&P 500 BuyWrite Portfolio
Equity risk
Options written contracts	$—	$(6,604,520)

(a) Values are disclosed on the Statement of Assets and Liabilities under unrealized appreciation (depreciation) on swap agreements.

Effect of Derivative Instruments for the fiscal year ended April 30, 2013

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the year:

	Location of Gain (Loss) on Statements of Operations
	Options*	Swap Agreements*
Global Listed Private Equity Portfolio
Realized Gain
Equity risk	$—	$14,790,136
Change in Unrealized Appreciation (Depreciation)
Equity risk	—	(482,089)
S&P 500 BuyWrite Portfolio
Realized Gain
Equity risk	(24,531,975)	—
Change in Unrealized Appreciation (Depreciation)
Equity risk	(3,442,309)	—
Total	$(27,974,284)	$14,308,047

*  The average notional value of options and swap agreements outstanding during year was $242,816,583 and $30,223,821, respectively.

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April 30, 2013

Global Listed Private Equity Portfolio

Open Total Return Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Termination Date	Notional Amount (000)	Value Unrealized Appreciation (Depreciation)
Citibank, N.A.	Fortress Investment Group LLC	Buy	10/28/13	$2,944	$(13,883)
Citibank, N.A.	KKR & Co. LP	Buy	10/28/13	13,163	(38,540)
Citibank, N.A.	KKR Financial Holdings LLC	Buy	10/28/13	5,575	15,249
Citibank, N.A.	The Blackstone Group LP	Buy	10/28/13	17,304	(43,367)
Total				$38,986	$(80,541)

S&P 500 BuyWrite Portfolio

	Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,121	$2,137,853
Written	21,199	42,104,348
Closed	(14,460)	(30,324,892)
Expired	(6,508)	(10,976,950)
End of year	1,352	$2,940,359

	Open Options Written at Year-End
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Unrealized Appreciation (Depreciation)	Value
Call Option S&P 500 Index	May-13	$1,550	1,352	$2,940,359	$(3,664,161)	$6,604,520

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013			2012
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Aerospace & Defense Portfolio	$1,029,052	$—	$—	$939,444	$—	$—
CleantechTM Portfolio	712,757	—	—	997,420	—	—
DWA Technical LeadersTM Portfolio	5,799,247	—	—	727,024	—	—
Global Listed Private Equity Portfolio	12,397,099	—	—	23,559,182	—	2,711,317

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April 30, 2013

	2013			2012
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Golden Dragon China Portfolio	$4,722,570	$—	$—	$6,163,053	$—	$—
Lux Nanotech Portfolio	319,441	—	—	94,200	—	—
S&P 500 BuyWrite Portfolio	8,424,421	2,056,844	—	9,784,068	499,499	—
S&P 500® High Quality Portfolio	3,292,190	—	—	2,688,575	—	—
Water Resources Portfolio	6,646,911	—	—	7,241,759	—	—
WilderHill Clean Energy Portfolio	4,631,864	—	—	6,029,472	—	—
WilderHill Progressive Energy Portfolio	318,497	—	—	512,778	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation) — Investment Securities	Net Unrealized Appreciation — Other Investments	Capital Loss Carryforward	Late-Year Ordinary/ Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense Portfolio	$95,080	$—	$(12,379)	$(1,333,248)	$—	$(28,689,454)	$(705,965)	$78,252,551	$47,606,585
CleantechTM Portfolio	308,351	—	(11,215)	6,045,197	483	(80,747,240)	(2,285,463)	148,003,936	71,314,049
DWA Technical LeadersTM Portfolio	407,041	—	(20,273)	127,082,034	—	(220,060,937)	(4,885,960)	974,407,058	876,928,963
Global Listed Private Equity Portfolio	29,486,627	—	(14,692)	23,590,349	8,187	(85,775,973)	—	441,197,009	408,491,507
Golden Dragon China Portfolio**	—	—	(22,392)	(12,478,627)	—	(266,257,445)	(14,392,255)	474,894,960	181,744,241
Lux Nanotech Portfolio	118,116	—	(8,532)	300,529	—	(82,267,371)	—	101,492,339	19,635,081
S&P 500 BuyWrite Portfolio	7,298,914	66,033	—	—	—	—	—	197,856,882	205,221,829
S&P 500® High Quality Portfolio	538,939	—	(11,665)	40,881,621	—	(139,607,381)	(588,439)	327,522,994	228,736,069
Water Resources Portfolio	1,091,967	—	(63,781)	128,877,558	—	(501,699,658)	(45,538,981)	1,294,397,190	877,064,295
WilderHill Clean Energy Portfolio	1,402,218	—	(35,706)	(22,835,391)	—	(1,403,455,406)	(39,098,578)	1,606,516,694	142,493,831
WilderHill Progressive Energy Portfolio	234,973	—	(8,488)	2,497,551	—	(31,648,038)	(65,659)	67,573,784	38,584,123

*  Includes net capital, currency and Passive Foreign Investment Company ("PFIC") losses incurred after October 31 ("Post-October Capital Losses") and the combination of ordinary losses incurred after December 31 within the taxable year and

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April 30, 2013

specified losses incurred after October 31 within the taxable year ("Late-Year Ordinary Losses"), that are deemed to arise on the first business day of each Fund's next taxable year.

**  The Golden Dragon China Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $140,149 and Post-October Capital Losses of $14,252,106.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward as of April 30, 2013 which expires as follows:

							Post-effective no expiration
	2014	2015	2016	2017	2018	2019	Short-term	Long-term	Total*
Aerospace & Defense Portfolio	$—	$104,662	$2,374,303	$7,470,897	$6,428,813	$9,464,875	$—	$2,845,904	$28,689,454
CleantechTM Portfolio	—	—	1,171,839	14,341,075	25,186,026	12,098,616	2,508,773	25,440,911	80,747,240
DWA Technical LeadersTM Portfolio	—	—	5,046,566	92,771,702	60,219,842	10,496,532	51,526,295	—	220,060,937
Global Listed Private Equity Portfolio	—	—	796,018	7,687,052	47,149,399	—	17,753,892	12,389,612	85,775,973
Golden Dragon China Portfolio	1,018,146	3,128,677	1,235,904	22,836,421	74,072,167	35,483,714	13,128,297	115,354,119	266,257,445
Lux Nanotech Portfolio	—	3,986,980	793,005	27,406,131	14,663,516	12,379,025	8,600,062	14,438,652	82,267,371
S&P 500 BuyWrite Portfolio	—	—	—	—	—	—	—	—	—
S&P 500® High Quality Portfolio	—	28,563,259	21,013,690	37,241,965	42,466,537	9,869,908	—	452,022	139,607,381
Water Resources Portfolio	—	11,876,489	3,553,481	93,208,162	265,948,030	33,978,301	24,939,435	68,195,760	501,699,658
WilderHill Clean Energy Portfolio	2,098,368	89,533,576	44,707,703	261,712,498	460,657,845	241,008,862	54,265,564	249,470,990	1,403,455,406
WilderHill Progressive Energy Portfolio	—	—	179,432	8,319,827	12,433,887	2,282,887	3,867,926	4,564,079	31,648,038

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

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April 30, 2013

Note 8. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$8,014,343	$7,941,363
CleantechTM Portfolio	15,934,695	17,142,365
DWA Technical LeadersTM Portfolio	453,449,026	453,597,105
Global Listed Private Equity Portfolio	153,017,146	148,431,819
Golden Dragon China Portfolio	124,741,753	125,574,644
Lux Nanotech Portfolio	8,771,018	6,023,407
S&P 500 BuyWrite Portfolio	52,492,667	83,606,168
S&P 500® High Quality Portfolio	29,613,515	29,003,358
Water Resources Portfolio	255,643,103	256,783,291
WilderHill Clean Energy Portfolio	72,315,382	73,134,907
WilderHill Progressive Energy Portfolio	13,048,106	12,801,874

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Aerospace & Defense Portfolio	$459,474	$14,376,139
CleantechTM Portfolio	—	33,076,814
DWA Technical LeadersTM Portfolio	700,683,408	501,511,961
Global Listed Private Equity Portfolio	61,525,521	32,795,225
Golden Dragon China Portfolio	14,004,438	55,104,748
Lux Nanotech Portfolio	34,454,572	41,666,605
S&P 500 BuyWrite Portfolio	158,113,327	109,279,189
S&P 500® High Quality Portfolio	76,737,852	24,730,026
Water Resources Portfolio	53,188,924	129,258,945
WilderHill Clean Energy Portfolio	23,666,512	45,819,348
WilderHill Progressive Energy Portfolio	—	11,052,207

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

102

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

At April 30, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Aerospace & Defense Portfolio	$49,011,388	$(1,333,248)	$3,190,860	$(4,524,108)
CleantechTM Portfolio	69,979,176	6,045,197	14,850,324	(8,805,127)
DWA Technical LeadersTM Portfolio	750,565,433	127,082,034	127,806,040	(724,006)
Global Listed Private Equity Portfolio	382,143,228	23,590,349	39,071,952	(15,481,603)
Golden Dragon China Portfolio	233,010,991	(12,478,627)	16,851,955	(29,330,582)
Lux Nanotech Portfolio	20,887,245	300,529	837,734	(537,205)
S&P 500 BuyWrite Portfolio	211,707,249	—	—	—
S&P 500® High Quality Portfolio	187,865,342	40,881,621	41,386,112	(504,491)
Water Resources Portfolio	750,844,020	128,877,558	162,716,604	(33,839,046)
WilderHill Clean Energy Portfolio	207,700,447	(22,835,391)	17,651,570	(40,486,961)
WilderHill Progressive Energy Portfolio	36,142,902	2,497,551	7,001,528	(4,503,977)

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$—	$(914,038)	$914,038
CleantechTM Portfolio	(34,293)	(3,729,978)	3,764,271
DWA Technical LeadersTM Portfolio	—	(80,609,856)	80,609,856
Global Listed Private Equity Portfolio	16,326,397	(20,499,667)	4,173,270
Golden Dragon China Portfolio	27,559	(2,820,104)	2,792,545
Lux Nanotech Portfolio	—	(3,200,133)	3,200,133
S&P 500 BuyWrite Portfolio	4,834,620	(4,834,619)	(1)
S&P 500® High Quality Portfolio	—	(5,835,667)	5,835,667
Water Resources Portfolio	—	(26,181,006)	26,181,006
WilderHill Clean Energy Portfolio	—	6,743,205	(6,743,205)
WilderHill Progressive Energy Portfolio	1,020	(1,942,987)	1,941,967

Note 10. Trustees' Fees

The Funds compensate each Independent Trustee. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite Portfolio. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select

103

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 11. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the change in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

105

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend-Received Deduction*
Aerospace & Defense Portfolio	100%	100%
CleantechTM Portfolio	100%	16%
DWA Technical LeadersTM Portfolio	100%	100%
Global Listed Private Equity Portfolio	21%	9%
Golden Dragon China Portfolio	70%	0%
Lux Nanotech Portfolio	65%	61%
S&P 500 BuyWrite Portfolio	0%	0%
S&P 500® High Quality Portfolio	100%	100%
Water Resources Portfolio	100%	93%
WilderHill Clean Energy Portfolio	27%	17%
WilderHill Progressive Energy Portfolio	100%	59%

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries.

The gross foreign income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Golden Dragon China Portfolio	$4,218,440	$283,371

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

106

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

107

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

108

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

109

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

110

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

111

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC
(2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator
(2003-2005).
David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

113

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

114

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

115

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

116

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure

117

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

118

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight

119

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

120

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

121

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a "Fund" and together, the "Funds").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds

122

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not provide investment advisory services to any clients with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio's advisory fee was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio's advisory fee was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indices, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to each Fund was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-4

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)

PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)

PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)

PowerShares Dynamic Energy Sector Portfolio (PXI)

PowerShares Dynamic Financial Sector Portfolio (PFI)

PowerShares Dynamic Healthcare Sector Portfolio (PTH)

PowerShares Dynamic Industrials Sector Portfolio (PRN)

PowerShares Dynamic Technology Sector Portfolio (PTF)

PowerShares Dynamic Utilities Portfolio (PUI)

PowerShares NASDAQ Internet Portfolio (PNQI)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	43
Sector Portfolios
Schedules of Investments
PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)	45
PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)	47
PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)	49
PowerShares Dynamic Energy Sector Portfolio (PXI)	50
PowerShares Dynamic Financial Sector Portfolio (PFI)	51
PowerShares Dynamic Healthcare Sector Portfolio (PTH)	53
PowerShares Dynamic Industrials Sector Portfolio (PRN)	54
PowerShares Dynamic Technology Sector Portfolio (PTF)	56
PowerShares Dynamic Utilities Portfolio (PUI)	57
PowerShares NASDAQ Internet Portfolio (PNQI)	58
Statements of Assets and Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	68
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	87
Tax Information	88
Trustees and Officers	89
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	97
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement for PowerShares NASDAQ Internet Portfolio	103

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

2

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Manager's Analysis

PowerShares Dynamic Basic Materials Sector Portfolio (ticker: PYZ)

As an index fund, the PowerShares Dynamic Basic Materials Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Basic Materials Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The Index includes basic materials stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 15.26%. On a net asset value ("NAV") basis, the Fund returned 15.37%. During the same time period, the Index returned 16.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance (NAV basis) differed from the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index returned 10.07%, the Dow Jones U.S. Basic Materials Index returned 2.48%, and the S&P 500® Index returned 16.89%. The S&P 500® Materials Index, Dow Jones U.S. Basic Materials Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 30, 149 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P 500® Materials Index and Dow Jones U.S. Basic Materials Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Basic Materials sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific basic materials sector relevance as the basic materials indices; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Materials Index and the Dow Jones U.S. Basic Materials Index, the Fund was underweight in the Metals & Mining industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to this industry allocation.

Relative to the S&P 500® Index, the Fund was overweight in the Materials sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

4

Manager's Analysis (Continued)

PowerShares Dynamic Basic Materials Sector Portfolio (ticker: PYZ)

For the fiscal year ended April 30, 2013, the Chemicals-Diversified sub-industry contributed most significantly to the Fund's return, followed by the Chemicals-Specialty and Paper & Related Products sub-industries, respectively. The Metal-Iron sub-industry detracted most from the Fund's return, followed by the Metal-Aluminum and Gold Mining sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Sherwin-Williams Co. (The), a coatings/paint company (portfolio average weight of 2.60%); and U.S. Silica Holdings Inc., a diversified minerals company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included Cliffs Natural Resources Inc., a metal-iron company (no longer held at April 30, 2013); and Noranda Aluminum Holding Corp., a metal-aluminum company (no longer held at April 30, 2013).

Sub-industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Chemicals-Specialty	24.0
Chemicals-Diversified	20.5
Paper & Related Products	10.9
Agricultural Chemicals	6.2
Coatings/Paint	5.7
Containers-Metal/Glass	5.3
Metal-Copper	4.6
Diversified Manufacturing Operations	4.1
Containers-Paper/Plastic	2.8
Industrial Gases	2.5
Steel-Producers	2.5
Building Products-Cement/Aggregates	1.6
Metal Processors & Fabricators	1.6
Consumer Products-Miscellaneous	1.4
Metal-Aluminum	1.4
Quarrying	1.4
Energy-Alternate Sources	1.2
Petrochemicals	1.2
Building & Construction Products-Miscellaneous	1.1
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Sherwin-Williams Co. (The)	2.9
E.I. du Pont de Nemours & Co.	2.9
Ecolab, Inc.	2.8
PPG Industries, Inc.	2.7
Ashland, Inc.	2.7
International Paper Co.	2.7
Monsanto Co.	2.6
Celanese Corp., Series A	2.6
FMC Corp.	2.6
Sigma-Aldrich Corp.	2.5
Total	27.0

5

Manager's Analysis (Continued)

PowerShares Dynamic Basic Materials Sector Portfolio (ticker: PYZ)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Basic Materials Sector IntellidexSM Index	16.19%	14.41%	49.75%	6.35%	36.04%	11.04%	98.47%
S&P 500® Materials Index	10.07%	8.97%	29.41%	1.10%	5.61%	6.08%	47.47%
Dow Jones U.S. Basic Materials Index	2.48%	5.46%	17.29%	-0.35%	-1.75%	6.56%	51.91%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	15.37%	13.51%	46.27%	5.36%	29.83%	10.02%	86.92%
Market Price Return	15.26%	13.39%	45.78%	5.32%	29.59%	9.99%	86.60%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.76%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

6

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Manager's Analysis

PowerShares Dynamic Consumer Discretionary Sector Portfolio (ticker: PEZ)

As an index fund, the PowerShares Dynamic Consumer Discretionary Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Consumer Discretionary Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of consumer discretionary companies that comprise the Index. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate goods and services.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 15.60%. On a net asset value ("NAV") basis, the Fund returned 15.67%. During the same time period, the Index returned 16.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Discretionary Index returned 21.83%, and the S&P 500® Index returned 16.89%. The S&P 500® Consumer Discretionary Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 82 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Consumer Discretionary Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Consumer Discretionary sector. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific consumer discretionary sector relevance as the S&P 500® Consumer Discretionary Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Consumer Discretionary Index, the Fund was overweight in the Leisure Equipment & Products, Specialty Retail and Diversified Consumer Services industries and underweight in the Media industry during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to this index during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and had poor performance in stocks selected in that sector relative to the S&P 500® Index during the fiscal year

8

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Discretionary Sector Portfolio (ticker: PEZ)

ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and specific stock performances.

For the fiscal year ended April 30, 2013, the Retail industry contributed most significantly to the Fund's return, followed by the Media and Entertainment industries, respectively. The Commercial Services industry detracted most from the Fund's return, followed by the Leisure Time and Lodging industries, respectively.

Positions that contributed most significantly to the Fund's return included Starz-Liberty Capital, a media company (portfolio average weight of 0.92%); and Comcast Corp., Class A, a media company (portfolio average weight of 2.43%). Positions that detracted most significantly from the Fund's return included ITT Educational Services Inc., a commercial services company (no longer held at April 30, 2013); and Career Education Corp., a commercial services company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Media	24.8
Retail	23.7
Entertainment	7.4
Internet	6.4
Commercial Services	5.2
Auto Manufacturers	5.1
Auto Parts & Equipment	4.8
Apparel	3.1
Home Builders	3.0
Toys/Games/Hobbies	2.6
Telecommunications	2.5
Home Furnishings	2.4
Leisure Time	2.4
Housewares	1.4
Miscellaneous Manufacturing	1.4
Advertising	1.3
Lodging	1.3
Textiles	1.3
Money Market Fund	0.3
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Netflix, Inc.	2.7
L Brands, Inc.	2.7
General Motors Co.	2.6
Time Warner, Inc.	2.6
Mattel, Inc.	2.6
Discovery Communications, Inc., Class A	2.6
DISH Network Corp., Class A	2.6
Liberty Global, Inc., Class A	2.6
Ford Motor Co.	2.5
Virgin Media, Inc.	2.5
Total	26.0

9

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Discretionary Sector Portfolio (ticker: PEZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Consumer Discretionary Sector IntellidexSM Index	16.50%	14.82%	51.39%	10.25%	62.86%	6.05%	46.91%
S&P 500® Consumer Discretionary Index	21.83%	18.29%	65.52%	13.18%	85.72%	8.82%	74.43%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	15.67%	13.95%	47.94%	9.63%	58.38%	5.43%	41.35%
Market Price Return	15.60%	13.88%	47.69%	9.60%	58.17%	5.42%	41.28%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.19%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.
10

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Manager's Analysis

PowerShares Dynamic Consumer Staples Sector Portfolio (ticker: PSL)

As an index fund, the PowerShares Dynamic Consumer Staples Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Consumer Staples Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of consumer staples companies that comprise the Index. These companies are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail goods and services.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 24.27%. On a net asset value ("NAV") basis, the Fund returned 24.29%. During the same time period, the Index returned 25.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Sector Index returned 23.60%, and the S&P 500® Index returned 16.89%. The S&P 500® Consumer Staples Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 42 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Consumer Staples Sector Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Consumer Staples sector. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific consumer staples sector relevance as the S&P 500® Consumer Staples Sector Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Consumer Staples Sector Index, the Fund experienced strong stock selection in the Beverages industry and was underweight in the Tobacco industry during the fiscal year ended April 30, 2013. These factors account for the majority of the Fund's outperformance relative to this index during the period.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Staples sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

12

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Staples Sector Portfolio (ticker: PSL)

For the fiscal year ended April 30, 2013, the Food industry contributed most significantly to the Fund's return, followed by the Retail and Beverages industries, respectively. The Commercial Services industry detracted most from the Fund's return industry, followed by the Environmental Control industry.

Positions that contributed most significantly to the Fund's return included Schiff Nutrition International Inc., a pharmaceuticals company (no longer held at April 30, 2013); and Constellation Brands, Inc., Class A, a beverages company (portfolio average weight of 1.17%). Positions that detracted most significantly from the Fund's return included Star Scientific Inc., a pharmaceuticals company (no longer held at April 30, 2013); and Herbalife Ltd., a pharmaceuticals company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Food	44.1
Retail	13.9
Agriculture	13.7
Beverages	11.7
Household Products/Wares	7.7
Cosmetics/Personal Care	6.3
Electrical Components & Equipment	1.3
Holding Companies-Diversified	1.3
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Walgreen Co.	2.7
Mondelez International, Inc., Class A	2.7
CVS Caremark Corp.	2.6
General Mills, Inc.	2.5
Wal-Mart Stores, Inc.	2.5
Coca-Cola Co. (The)	2.5
Estee Lauder Cos., Inc. (The), Class A	2.5
Kimberly-Clark Corp.	2.5
PepsiCo, Inc.	2.5
Kraft Foods Group, Inc.	2.5
Total	25.5

13

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Staples Sector Portfolio (ticker: PSL)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Consumer Staples Sector IntellidexSM Index	25.06%	16.93%	59.86%	10.91%	67.80%	9.71%	83.46%
S&P 500® Consumer Staples Index	23.60%	17.71%	63.08%	11.12%	69.44%	10.71%	95.44%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	24.29%	16.15%	56.70%	10.12%	61.94%	8.95%	75.32%
Market Price Return	24.27%	16.13%	56.62%	10.11%	61.89%	8.94%	75.20%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.89%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

14

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Manager's Analysis

PowerShares Dynamic Energy Sector Portfolio (ticker: PXI)

As an index fund, the PowerShares Dynamic Energy Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.35%. On a net asset value ("NAV") basis, the Fund returned 21.51%. During the same time period, the Index returned 22.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Energy Index returned 11.07%, the Dow Jones U.S. Oil & Gas Index returned 11.19%, and the S&P 500® Index returned 16.89%. The S&P 500® Energy Index, Dow Jones U.S. Oil & Gas Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 43, 211 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Energy Index and Dow Jones U.S. Oil & Gas Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Energy sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific energy sector relevance as the S&P 500® Energy Index and Dow Jones U.S. Oil & Gas Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Energy Index and the Dow Jones U.S. Oil & Gas Index, the Fund was underweight in the Oil Gas & Consumable Fuels industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to this industry allocation.

Relative to the S&P 500® Index, the Fund was overweight in the Energy sector and benefited from the positive performance of specific stocks included in the Index from that sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

16

Manager's Analysis (Continued)

PowerShares Dynamic Energy Sector Portfolio (ticker: PXI)

For the fiscal year ended April 30, 2013, the Oil Refining & Marketing sub-industry contributed most significantly to the Fund's return, followed by the Oil Companies-Integrated and Oil-Field Services sub-industries, respectively. The Oil Field Machinery & Equipment sub-industry detracted most from the Fund's return, followed by the Retail-Petroleum Products and Transportation-Services sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Marathon Petroleum Corp., an oil refining & marketing company (portfolio average weight of 2.80%); and Valero Energy Corp., an oil refining & marketing company (portfolio average weight of 2.68%). Positions that detracted most significantly from the Fund's return included W&T Offshore, Inc., an oil companies-exploration & production company (portfolio average weight of 0.96%); and Apache Corp., an oil companies-exploration & production company (no longer held at April 30, 2013).

Sub-industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Oil Companies-Integrated	19.0
Oil Refining & Marketing	18.3
Oil-Field Services	17.2
Oil Companies-Exploration & Production	14.9
Pipelines	13.2
Oil & Gas Drilling	4.8
Coal	3.3
Oil Field Machinery & Equipment	2.4
Distribution/Wholesale	1.5
Transportation-Services	1.5
Gas-Transportation	1.4
Retail-Petroleum Products	1.4
Seismic Data Collection	1.1
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Southwestern Energy Co.	2.8
Hess Corp.	2.7
Enterprise Products Partners LP	2.7
Occidental Petroleum Corp.	2.7
Plains All American Pipeline LP	2.7
Chevron Corp.	2.6
Halliburton Co.	2.6
ConocoPhillips	2.6
Murphy Oil Corp.	2.5
Exxon Mobil Corp.	2.5
Total	26.4

17

Manager's Analysis (Continued)

PowerShares Dynamic Energy Sector Portfolio (ticker: PXI)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Energy Sector IntellidexSM Index	22.51%	19.58%	70.98%	6.02%	33.96%	11.52%	104.21%
S&P 500® Energy Index	11.07%	11.11%	37.16%	0.76%	3.85%	7.37%	59.67%
Dow Jones U.S. Oil & Gas Index	11.19%	10.95%	36.59%	0.76%	3.88%	7.60%	61.98%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	21.51%	18.73%	67.36%	5.38%	29.93%	10.83%	96.10%
Market Price Return	21.35%	18.69%	67.21%	5.38%	29.97%	10.83%	96.09%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

18

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Manager's Analysis

PowerShares Dynamic Financial Sector Portfolio (ticker: PFI)

As an index fund, the PowerShares Dynamic Financial Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Financial Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of financial services companies that comprise the Index. These companies are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services.

The Index includes stocks first from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.03%. On a net asset value ("NAV") basis, the Fund returned 21.07%. During the same time period, the Index returned 21.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index returned 23.82%, the Dow Jones U.S. Financials Index returned 23.09%, and the S&P 500® Index returned 16.89%. The S&P 500® Financials Index, Dow Jones U.S. Financials Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 81, 788 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Financial Index and the Dow Jones U.S. Financials Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Financials sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific financials sector relevance as the S&P 500® Financial Sector Index and the Dow Jones U.S. Financials Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Financials Index and the Dow Jones U.S. Financials Index, the Fund was overweight in the Commercial Banks industry and underweight in the Diversified Financial Services industry during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to these indices during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Financials sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

20

Manager's Analysis (Continued)

PowerShares Dynamic Financial Sector Portfolio (ticker: PFI)

For the fiscal year ended April 30, 2013, the Property/Casualty Insurance sub-industry contributed most significantly to the Fund's return, followed by the Multi-line Insurance and Life/Health Insurance sub-industries, respectively. The Savings & Loans/Thrifts-Central U.S. sub-industry detracted most from the Fund's return, followed by the Finance-Auto Loans and Insurance Brokers sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Lincoln National Corp., a life/health insurance company (portfolio average weight of 2.44%); and Virtus Investment Partners, Inc., an investment management/advisor services company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund's return included Prudential Financial Inc., a life/health insurance company (no longer held at April 30, 2013); and CNA Financial Corp., a multi-line insurance company (no longer held at April 30, 2013).

Sub-industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Property/Casualty Insurance	16.0
Multi-line Insurance	13.5
Commercial Banks-Western U.S.	9.4
Investment Management/Advisor Services	9.3
Reinsurance	8.4
Life/Health Insurance	8.2
Commercial Banks-Southern U.S.	6.6
Finance-Investment Banker/Broker	4.8
Diversified Banking Institutions	4.6
Super-Regional Banks-U.S.	3.9
Commercial Services-Finance	3.0
Commercial Banks-Eastern U.S.	2.7
Finance-Credit Card	2.7
Private Equity	1.6
Investment Companies	1.4
Commercial Banks-Central U.S	1.3
Commercial Services	1.3
Finance-Other Services	1.3
Money Market Fund	0.4
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Moody's Corp.	3.0
Lincoln National Corp.	2.7
Principal Financial Group, Inc.	2.7
Discover Financial Services	2.7
BlackRock, Inc.	2.6
Regions Financial Corp.	2.6
Cincinnati Financial Corp.	2.6
Fifth Third Bancorp	2.6
XL Group PLC	2.6
Affiliated Managers Group, Inc.	2.5
Total	26.6

21

Manager's Analysis (Continued)

PowerShares Dynamic Financial Sector Portfolio (ticker: PFI)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Financial Sector IntellidexSM Index	21.98%	11.49%	38.58%	3.12%	16.59%	1.29%	8.77%
S&P 500® Financials Index	23.82%	6.79%	21.80%	-4.75%	-21.60%	-6.87%	-37.41%
Dow Jones U.S. Financials Index	23.09%	8.17%	26.58%	-2.14%	-10.24%	-4.64%	-26.84%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	21.07%	10.69%	35.62%	2.26%	11.82%	0.49%	3.22%
Market Price Return	21.03%	10.68%	35.58%	2.24%	11.74%	0.48%	3.17%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.24%, including estimated acquired fund fees and expenses of 0.03%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

22

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Manager's Analysis

PowerShares Dynamic Healthcare Sector Portfolio (ticker: PTH)

As an index fund, the PowerShares Dynamic Healthcare Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Healthcare Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of healthcare companies that comprise the Index. These companies are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.06%. On a net asset value ("NAV") basis, the Fund returned 21.31%. During the same time period, the Index returned 22.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Health Care Index returned 29.09%, the Dow Jones U.S. Health Care Index returned 30.24%, and the S&P 500® Index returned 16.89%. The S&P 500® Health Care Index, Dow Jones U.S. Health Care Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 53, 467 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Health Care Index and Dow Jones U.S. Health Care Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Health Care sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific health care sector relevance as the S&P 500® Health Care Index and Dow Jones U.S. Health Care Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Health Care Index and the Dow Jones U.S. Health Care Index, the Fund was overweight in the Health Care Equipment & Supplies and Health Care Providers & Services industries during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to these indices during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Health Care sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

24

Manager's Analysis (Continued)

PowerShares Dynamic Healthcare Sector Portfolio (ticker: PTH)

For the fiscal year ended April 30, 2013, the Biotechnology industry contributed most significantly to the Fund's return, followed by the Pharmaceuticals and Healthcare-Services industries, respectively. The Internet industry detracted most from the Fund's return. HealthStream Inc., classified by Bloomberg as operating within the Internet Industry, was the largest detractor within the Internet industry with a contribution to return of (0.14)%.

Positions that contributed most significantly to the Fund's return included Biogen Idec, Inc., a biotechnology company (portfolio average weight of 2.36%); and Amgen, Inc., a biotechnology company (portfolio average weight of 2.38%). Positions that detracted most significantly from the Fund's return included Assisted Living Concepts Inc. Cl A, a healthcare-services company (no longer held at April 30, 2013); and Amedisys Inc., a healthcare-services company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Healthcare-Products	27.9
Healthcare-Services	23.2
Pharmaceuticals	20.8
Biotechnology	16.3
Commercial Services	5.5
Electronics	3.8
Software	1.3
Distribution/Wholesale	1.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Regeneron Pharmaceuticals, Inc.	3.1
Biogen Idec, Inc.	3.1
Amgen, Inc.	2.8
AbbVie, Inc.	2.8
Cigna Corp.	2.6
Thermo Fisher Scientific, Inc.	2.6
Bristol-Myers Squibb Co.	2.5
Becton, Dickinson and Co.	2.5
Pfizer, Inc.	2.5
Perrigo Co.	2.5
Total	27.0

25

Manager's Analysis (Continued)

PowerShares Dynamic Healthcare Sector Portfolio (ticker: PTH)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Healthcare Sector IntellidexSM Index	22.15%	15.92%	55.76%	9.54%	57.69%	7.95%	65.04%
S&P 500® Health Care Index	29.09%	17.90%	63.88%	10.88%	67.62%	7.77%	63.62%
Dow Jones U.S. Health Care Index	30.24%	18.21%	65.17%	11.67%	73.62%	8.67%	72.86%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	21.31%	15.11%	52.54%	8.73%	51.99%	7.15%	57.22%
Market Price Return	21.06%	15.06%	52.32%	8.70%	51.78%	7.13%	56.94%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.82%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

26

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Manager's Analysis

PowerShares Dynamic Industrials Sector Portfolio (ticker: PRN)

As an index fund, the PowerShares Dynamic Industrials Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Industrials Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 25.19%. On a net asset value ("NAV") basis, the Fund returned 25.18%. During the same time period, the Index returned 26.60%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index returned 15.04%, the Dow Jones U.S. Industrials Index returned 17.02%, and the S&P 500® Index returned 16.89%. The S&P 500® Industrials Index, Dow Jones U.S. Industrials Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 60, 626 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P 500® Industrials Index and Dow Jones U.S. Industrials Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Industrials sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific industrials sector relevance as the S&P 500® Industrials Index and Dow Jones U.S. Industrials Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Industrials Index and the Dow Jones U.S. Industrials Index, the Fund was overweight in the Airlines and Building Products industries and underweight in the Air Freight & Logistics industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Industrials sector and benefited from the positive performance of specific stocks included in the Index from that sector during the fiscal year ended

28

Manager's Analysis (Continued)

PowerShares Dynamic Industrials Sector Portfolio (ticker: PRN)

April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these specific stock performances.

For the fiscal year ended April 30, 2013, the Airlines industry contributed most significantly to the Fund's return, followed by the Commercial Services and Aerospace/Defense industries, respectively. The Metal Fabricate/Hardware industry detracted most from the Fund's return, followed by the Holding Companies-Diversified and Environmental Control industries, respectively.

Positions that contributed most significantly to the Fund's return included Southwest Airlines Co., an airlines company (portfolio average weight of 2.56%); and Delta Air Lines, Inc., an airlines company (portfolio average weight of 2.66%). Positions that detracted most significantly from the Fund's return included Timken Co., a metal fabricate/hardware company (no longer held at April 30, 2013); and Arkansas Best Corp., a transportation company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Aerospace/Defense	17.1
Airlines	14.5
Commercial Services	14.5
Building Materials	9.0
Miscellaneous Manufacturing	7.2
Transportation	5.6
Machinery-Diversified	4.8
Electronics	3.6
Electrical Components & Equipment	2.7
Engineering & Construction	2.5
Media	2.5
Shipbuilding	1.5
Hand/Machine Tools	1.4
Telecommunications	1.4
Textiles	1.4
Trucking & Leasing	1.4
Auto Manufacturers	1.3
Electric	1.3
Food	1.3
Household Products/Wares	1.3
Housewares	1.3
Distribution/Wholesale	1.2
Office Furnishings	1.2
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Delta Air Lines, Inc.	2.9
United Continental Holdings, Inc.	2.9
Boeing Co. (The)	2.8
Southwest Airlines Co.	2.8
Northrop Grumman Corp.	2.7
Equifax, Inc.	2.6
Raytheon Co.	2.6
Nielsen Holdings NV	2.5
Rockwell Collins, Inc.	2.5
L-3 Communications Holdings, Inc.	2.5
Total	26.8

29

Manager's Analysis (Continued)

PowerShares Dynamic Industrials Sector Portfolio (ticker: PRN)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Industrials Sector IntellidexSM Index	26.60%	16.01%	56.13%	6.20%	35.09%	7.65%	62.04%
S&P 500® Industrials Index	15.04%	10.66%	35.50%	3.55%	19.03%	4.96%	37.56%
Dow Jones U.S. Industrials Index	17.02%	12.38%	41.92%	5.14%	28.47%	6.51%	51.46%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	25.18%	14.80%	51.29%	5.15%	28.52%	6.67%	52.61%
Market Price Return	25.19%	14.79%	51.27%	5.13%	28.45%	6.67%	52.59%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.80%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

30

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Manager's Analysis

PowerShares Dynamic Technology Sector Portfolio (ticker: PTF)

As an index fund, the PowerShares Dynamic Technology Sector Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Technology Sector IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of technology companies that comprise the Index. These companies are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 7.34%. On a net asset value ("NAV") basis, the Fund returned 7.59%. During the same time period, the Index returned 8.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the fees and expenses that the Fund incurred over the period.

During this same time period, the S&P 500® Information Technology Index returned 1.68%, the Dow Jones U.S. Technology Index returned (1.61)%, and the S&P 500® Index returned 16.89%. The S&P 500® Information Technology Index, Dow Jones U.S. Technology Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 70, 470 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Information Technology Index and Dow Jones U.S. Technology Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Technology sector. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific technology sector relevance as the S&P 500® Information Technology Index and Dow Jones U.S. Technology Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and proprietary stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Information Technology Index and the Dow Jones U.S. Technology Index, the Fund was overweight in the Computers and IT Services industries during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

32

Manager's Analysis (Continued)

PowerShares Dynamic Technology Sector Portfolio (ticker: PTF)

For the fiscal year ended April 30, 2013, the Computers industry contributed most significantly to the Fund's return, followed by the Commercial Services and Internet industries, respectively. The Electronics industry detracted most from the Fund's return, followed by the Distribution/Wholesale and Home Furnishings industries, respectively.

Positions that contributed most significantly to the Fund's return included First Solar, Inc., a semiconductors company (portfolio average weight of 0.95%); and Western Digital Corp., a computers company (portfolio average weight of 2.61%). Positions that detracted most significantly from the Fund's return included Intel Corp., a semiconductors company (no longer held at April 30, 2013); and Dell Inc., a computers company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Computers	26.3
Software	15.7
Commercial Services	13.9
Telecommunications	11.3
Internet	11.1
Electronics	9.3
Semiconductors	5.5
Machinery-Diversified	2.7
Diversified Financial Services	1.8
Distribution/Wholesale	1.2
Electrical Components & Equipment	1.2
Money Market Fund	0.3
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Western Digital Corp.	2.9
Seagate Technology PLC	2.8
Fiserv, Inc.	2.8
Alliance Data Systems Corp.	2.7
Accenture PLC, Class A	2.6
Amphenol Corp., Class A	2.6
Symantec Corp.	2.6
MasterCard, Inc., Class A	2.6
NetApp, Inc.	2.5
Verisign, Inc.	2.4
Total	26.5

33

Manager's Analysis (Continued)

PowerShares Dynamic Technology Sector Portfolio (ticker: PTF)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Technology Sector IntellidexSM Index	8.43%	8.38%	27.29%	4.17%	22.63%	2.89%	20.50%
S&P 500® Information Technology Index	1.68%	9.65%	31.84%	6.76%	38.68%	6.91%	55.21%
Dow Jones U.S. Technology Index	-1.61%	8.28%	26.96%	6.53%	37.17%	6.62%	52.48%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.80%
Fund
NAV Return	7.59%	7.57%	24.47%	3.42%	18.31%	2.16%	15.02%
Market Price Return	7.34%	7.49%	24.19%	3.38%	18.08%	2.12%	14.71%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.94%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

34

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Manager's Analysis

PowerShares Dynamic Utilities Portfolio (ticker: PUI)

As an index fund, the PowerShares Dynamic Utilities Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Utilities IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of utilities companies that comprise the Index. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

The Index includes stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The index provider, NYSE Arca, Inc., ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 60 stocks that NYSE Arca, Inc. identifies as having significant operations in that sector, ranks them according to their model score, and separates them into two modified, equally weighted groups. The 16 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 2.5% weighting) and the 44 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 1.36% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.94%. On a net asset value ("NAV") basis, the Fund returned 21.90%. During the same time period, the Index returned 22.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the Index primarily due to the Fund's expense ratio.

During this same time period, the S&P 500® Utilities Index returned 21.08%, the Dow Jones U.S. Utilities Index returned 19.00%, and the S&P 500® Index returned 16.89%. The S&P 500® Utilities Index, Dow Jones U.S. Utilities Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 31, 85 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P 500® Utilities Index and Dow Jones U.S. Utilities Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Utilities and Telecommunications sectors. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific utilities and telecommunications sectors relevance as the S&P 500® Utilities Index and Dow Jones U.S. Utilities Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Utilities Index and the Dow Jones U.S. Utilities Index, the Fund was overweight in the Wireless Telecommunication Services industry and underweight in the Electric Utilities industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these industry allocations.

36

Manager's Analysis (Continued)

PowerShares Dynamic Utilities Portfolio (ticker: PUI)

Relative to the S&P 500® Index, the Fund was overweight in the Utilities and Telecommunications sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Electric-Integrated sub-industry contributed most significantly to the Fund's return, followed by the Cellular Telecommunications and Telephone-Integrated sub-industries, respectively. The Satellite Telecommunications sub-industry detracted most from the Fund's return, followed by the Electronic Components-Miscellaneous and Data Processing/Management sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Sprint Nextel Corp., a cellular telecommunications company (portfolio average weight of 2.32%); and Comcast Corp., Class A, a cable/satellite TV company (portfolio average weight of 2.38%). Positions that detracted most significantly from the Fund's return included Boingo Wireless Inc., an internet connectivity services company (no longer held at April 30, 2013); and NII Holdings, Inc., a cellular telecommunications company (portfolio average weight of 1.31%).

Sub-industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Electric-Integrated	42.2
Telephone-Integrated	12.4
Cellular Telecommunications	9.4
Gas-Distribution	8.2
Telecommunication Services	6.7
Wireless Equipment	6.0
Cable/Satellite TV	4.9
Water	4.0
Electric-Generation	1.5
Internet Connectivity Services	1.4
Telecommunication Equipment	1.4
Data Processing/Management	1.3
Satellite Telecommunications	1.3
Money Market Fund	0.2
Liabilities in excess of other assets	(0.9)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Sprint Nextel Corp.	2.8
Verizon Communications, Inc.	2.7
FirstEnergy Corp.	2.6
NextEra Energy, Inc.	2.6
DISH Network Corp., Class A	2.5
American Electric Power Co., Inc.	2.5
Crown Castle International Corp.	2.5
Dominion Resources, Inc.	2.5
CenturyLink, Inc.	2.5
PPL Corp.	2.5
Total	25.7

37

Manager's Analysis (Continued)

PowerShares Dynamic Utilities Portfolio (ticker: PUI)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Utilities IntellidexSM Index	22.71%	14.16%	48.77%	5.11%	28.28%	7.41%	71.00%
S&P 500® Utilities Index	21.08%	15.71%	54.93%	5.15%	28.56%	7.96%	77.66%
Dow Jones U.S. Utilities Index	19.00%	16.29%	57.26%	5.45%	30.37%	8.13%	79.71%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	21.90%	13.10%	44.66%	4.23%	23.04%	6.58%	61.35%
Market Price Return	21.94%	13.04%	44.43%	4.20%	22.83%	6.57%	61.29%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.77%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

38

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Manager's Analysis

PowerShares NASDAQ Internet Portfolio (ticker: PNQI)

As an index fund, the PowerShares NASDAQ Internet Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of Internet companies that comprise the Index. Companies in the Index include Internet software and services companies involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce.

The Index seeks to track the performance of the largest and most liquid U.S.-listed companies that are involved in Internet-related business. This includes, but is not limited to, companies whose primary business, as the Index provider reasonably determines, includes Internet-related services such as Internet software, Internet access providers, Internet search engines, web hosting, website design, or Internet retail commerce. In order to be included in the Index, in addition to being engaged in Internet-related business, a company must: be listed on NASDAQ, the NYSE or the NYSE MKT; have a minimum market capitalization of $200 million; have a minimum three-month average daily trading volume of 100,000 shares; and have a minimum closing price of $3.00. A company must also not be in bankruptcy proceedings or have annual financial statements with an audit opinion that is currently withdrawn. Companies that meet these criteria are weighted in the Index according to a modified market capitalization methodology.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 12.23%. On a net asset value ("NAV") basis, the Fund returned 12.26%. During the same time period, the Index returned 12.56%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance differed from the Index primarily due to the fees and expenses the Fund incurred over the period.

During this same time period, the NASDAQ-100® Index returned 7.48%, and the S&P 500® Index returned 16.89%. The NASDAQ-100® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 100 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of broad-based market benchmarks.

The adviser selected the NASDAQ-100® Index and the S&P 500® Index as comparative indices to the Fund to provide comparative benchmark performance measurements of the broader U.S. equity market. The NASDAQ-100® Index and the S&P 500® Index do not have the same specific industry relevance as the Index; however, their performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these comparative indices in part because the Fund tracks an Index that employs a modified market weighting methodology and proprietary stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the NASDAQ-100® Index, the Fund outperformed due in large part to the Fund's specific exposure to Internet companies and positive stock selection within the Information Technology sector during the period.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and underweight in the Financials sector and Heath Care sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation, as well as the performance of specific securities within the Consumer Discretionary sector.

Manager's Analysis (Continued)

PowerShares NASDAQ Internet Portfolio (ticker: PNQI)

For the fiscal year ended April 30, 2013, the E-Commerce/Products sub-industry contributed most significantly to the Fund's return, followed by the E-Commerce/Services and Web Portals/ISP sub-industries, respectively. The Internet Content-Entertainment sub-industry detracted most from the Fund's return, followed by the Communications Software and E-Marketing/Information sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Netflix, Inc., an e-commerce/services company (portfolio average weight of 2.90%); and Google, Inc., Class A, a web portals/ISP company (portfolio average weight of 8.21%). Positions that detracted most significantly from the Fund's return included Baidu, Inc. ADR, a web portals/ISP company (portfolio average weight of 7.07%); and Groupon, Inc., Class A, an e-commerce/services company (portfolio average weight of 1.97%).

Sub-industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

E-Commerce/Services	22.6
Web Portals/ISP	22.5
E-Commerce/Products	17.9
Internet Content-Entertainment	9.7
Web Hosting/Design	7.3
Internet Security	4.1
Computer Software	3.9
E-Marketing/Information	1.9
Enterprise Software/Services	1.9
Internet Content-Information/News	1.4
Commercial Services	1.2
Computer Services	1.0
Internet Incubators	1.0
Internet Connectivity Services	0.9
Internet Application Software	0.8
Printing-Commercial	0.6
Applications Software	0.3
Human Resources	0.2
Internet Infrastructure Software	0.2
Networking Products	0.2
Telecommunication Services	0.2
Communications Software	0.1
E-Services/Consulting	0.1
Retail-Pet Food & Supplies	0.1
Money Market Fund	3.6
Liabilities in excess of other assets	(3.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Google, Inc., Class A	7.9
Facebook, Inc., Class A	7.8
priceline.com, Inc.	7.8
Amazon.com, Inc.	7.4
eBay, Inc.	7.4
Yahoo!, Inc.	4.5
Netflix, Inc.	4.4
Equinix, Inc.	3.9
Baidu, Inc. ADR	3.6
Akamai Technologies, Inc.	3.1
Total	57.8

Manager's Analysis (Continued)

PowerShares NASDAQ Internet Portfolio (ticker: PNQI)

  Growth of a $10,000 Investment Since Inception†

  Fund Performance History (%)  As of April 30, 2013

		3 Years	3 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
NASDAQ Internet IndexSM	12.56%	18.68%	67.14%	14.94%	97.31%
NASDAQ-100® Index	7.48%	14.21%	48.96%	8.36%	48.40%
S&P 500® Index	16.89%	12.80%	43.54%	5.03%	27.27%
Fund
NAV Return	12.26%	18.11%	64.75%	14.35%	92.48%
Market Price Return	12.23%	18.07%	64.60%	13.98%	89.43%

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust (excluding PowerShares NASDAQ Internet Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares NASDAQ Internet Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any and extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

In pursuing its investment objectives, PowerShares Dynamic Financial Sector Portfolio (the "Portfolio") may invest a portion of its assets in investment companies. The Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The effect of such expenses are included in the Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Basic Materials Sector Portfolio (PYZ) Actual	$1,000.00	$1,155.56	0.65%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ) Actual	$1,000.00	$1,167.49	0.66%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Consumer Staples Sector Portfolio (PSL) Actual	$1,000.00	$1,204.55	0.65%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Energy Sector Portfolio (PXI) Actual	$1,000.00	$1,174.91	0.67%	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	0.67%	$3.36
PowerShares Dynamic Financial Sector Portfolio (PFI) Actual	$1,000.00	$1,156.44	0.66%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
PowerShares Dynamic Healthcare Sector Portfolio (PTH) Actual	$1,000.00	$1,192.96	0.65%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Industrials Sector Portfolio (PRN) Actual	$1,000.00	$1,223.15	0.65%	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Technology Sector Portfolio (PTF) Actual	$1,000.00	$1,157.79	0.65%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Utilities Portfolio (PUI) Actual	$1,000.00	$1,131.98	0.63%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares NASDAQ Internet Portfolio (PNQI) Actual	$1,000.00	$1,162.44	0.60%	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expenses ratios based on annualized data in the Financial Highlights.

Schedule of Investments

PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Agricultural Chemicals—6.2%
9,845	CF Industries Holdings, Inc.	$1,836,191
19,844	Monsanto Co.	2,119,736
4,756	Terra Nitrogen Co. LP	1,017,546
		4,973,473
	Building & Construction Products - Miscellaneous—1.1%
50,855	Louisiana-Pacific Corp.(a)	921,493
	Building Products - Cement/Aggregates—1.6%
117,373	Headwaters, Inc.(a)	1,274,671
	Chemicals - Diversified—20.5%
19,447	Axiall Corp.	1,019,995
41,725	Celanese Corp., Series A	2,061,632
47,526	Chemtura Corp.(a)	1,010,403
41,998	E.I. du Pont de Nemours & Co.	2,289,311
33,793	FMC Corp.	2,051,235
64,840	Huntsman Corp.	1,222,883
27,440	Innospec, Inc.	1,207,634
47,673	Olin Corp.	1,152,257
14,994	PPG Industries, Inc.	2,206,217
18,176	Rockwood Holdings, Inc.	1,179,441
12,295	Westlake Chemical Corp.	1,022,206
		16,423,214
	Chemicals - Specialty—24.0%
16,648	Albemarle Corp.	1,019,690
25,745	Ashland, Inc.	2,193,731
27,674	Eastman Chemical Co.	1,844,472
26,559	Ecolab, Inc.	2,247,423
26,760	H.B. Fuller Co.	1,014,204
14,935	International Flavors & Fragrances, Inc.	1,152,833
26,628	Minerals Technologies, Inc.	1,081,896
4,302	NewMarket Corp.	1,155,947
18,597	Quaker Chemical Corp.	1,147,807
28,866	Rentech Nitrogen Partners LP	1,052,166
25,989	Sigma-Aldrich Corp.	2,045,074
17,314	Stepan Co.	985,859
54,849	Tronox Ltd., Class A (Australia)	1,126,599
15,422	W.R. Grace & Co.(a)	1,189,190
		19,256,891
	Coatings/Paint—5.7%
62,735	Kronos Worldwide, Inc.	1,109,155
35,928	RPM International, Inc.	1,164,067
12,568	Sherwin-Williams Co. (The)	2,301,326
		4,574,548
	Consumer Products - Miscellaneous—1.4%
24,798	Scotts Miracle-Gro Co. (The), Class A	1,124,589
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Containers - Metal/Glass—5.3%
44,744	Ball Corp.	$1,974,105
27,913	Crown Holdings, Inc.(a)	1,191,327
41,800	Owens-Illinois, Inc.(a)	1,098,504
		4,263,936
	Containers - Paper/Plastic—2.8%
29,083	Bemis Co., Inc.	1,144,416
147,236	Graphic Packaging Holding Co.(a)	1,107,215
		2,251,631
	Diversified Manufacturing Operations—4.1%
26,064	Koppers Holdings, Inc.	1,144,470
27,481	LSB Industries, Inc.(a)	897,530
42,189	Tredegar Corp.	1,248,794
		3,290,794
	Energy - Alternate Sources—1.2%
80,640	FutureFuel Corp.	987,840
	Industrial Gases—2.5%
23,045	Air Products & Chemicals, Inc.	2,003,993
	Metal Processors & Fabricators—1.6%
38,774	Worthington Industries, Inc.	1,247,747
	Metal - Aluminum—1.4%
17,533	Kaiser Aluminum Corp.	1,104,579
	Metal - Copper—4.6%
61,139	Freeport-McMoRan Copper & Gold, Inc.	1,860,460
53,986	Southern Copper Corp.	1,799,353
		3,659,813
	Paper & Related Products—10.9%
125,543	Boise, Inc.	1,003,089
14,284	Domtar Corp.	992,881
46,139	International Paper Co.	2,167,610
41,495	KapStone Paper and Packaging Corp.	1,227,422
37,498	Neenah Paper, Inc.	1,078,443
77,575	Resolute Forest Products(a)	1,134,922
28,935	Schweitzer-Mauduit International, Inc.	1,165,791
		8,770,158
	Petrochemicals—1.2%
72,972	PetroLogistics LP	1,003,365
	Quarrying—1.4%
61,522	Hi-Crush Partners LP	1,148,616
	Steel - Producers—2.5%
65,507	Commercial Metals Co.	957,712
15,867	Reliance Steel & Aluminum Co.	1,032,466
		1,990,178
	Total Common Stocks and Other Equity Interests (Cost $70,647,948)	80,271,529

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.1%
47,278	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $47,278)	$47,278
	Total Investments (Cost $70,695,226)—100.1%	80,318,807
	Liabilities in excess of other assets—(0.1)%	(65,672)
	Net Assets—100.0%	$80,253,135

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Advertising—1.3%
6,840	Lamar Advertising Co., Class A(a)	$320,249
	Apparel—3.1%
7,714	Hanesbrands, Inc.(a)	386,934
12,483	Iconix Brand Group, Inc.(a)	357,638
		744,572
	Auto Manufacturers—5.1%
43,892	Ford Motor Co.	601,759
20,207	General Motors Co.(a)	623,184
		1,224,943
	Auto Parts & Equipment—4.8%
11,765	Cooper Tire & Rubber Co.	292,831
22,213	Goodyear Tire & Rubber Co. (The)(a)	277,551
4,375	Icahn Enterprises LP	326,025
13,796	Superior Industries International, Inc.	253,295
		1,149,702
	Commercial Services—5.2%
6,367	Arbitron, Inc.	297,275
12,119	H&R Block, Inc.	336,181
19,066	Service Corp. International	321,834
11,080	Valassis Communications, Inc.	283,981
		1,239,271
	Entertainment—7.4%
14,419	Lions Gate Entertainment Corp. (Canada)(a)	357,736
5,338	Madison Square Garden Co. (The), Class A(a)	321,721
7,485	Marriott Vacations Worldwide Corp.(a)	340,418
16,652	Multimedia Games Holding Co., Inc.(a)	410,638
19,130	Regal Entertainment Group, Class A	343,192
		1,773,705
	Home Builders—3.0%
15,810	PulteGroup, Inc.(a)	331,852
8,403	Ryland Group, Inc.	378,639
		710,491
	Home Furnishings—2.4%
5,001	Whirlpool Corp.	571,514
	Housewares—1.4%
12,724	Newell Rubbermaid, Inc.	335,150
	Internet—6.4%
25,682	Liberty Interactive Corp., Class A(a)	546,770
3,043	Netflix, Inc.(a)	657,501
7,172	Shutterfly, Inc.(a)	319,369
		1,523,640
	Leisure Time—2.4%
8,230	Brunswick Corp.	260,562
8,856	Royal Caribbean Cruises Ltd.	323,509
		584,071
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Lodging—1.3%
5,115	Wyndham Worldwide Corp.	$307,309
	Media—24.8%
34,343	Belo Corp., Class A	368,157
12,631	CBS Corp., Class B	578,247
13,728	Comcast Corp., Class A	566,967
7,775	Discovery Communications, Inc., Class A(a)	612,826
15,610	DISH Network Corp., Class A	611,756
26,299	E.W. Scripps Co. (The), Class A(a)	365,293
15,042	Gannett Co., Inc.	303,247
8,447	Liberty Global, Inc., Class A(a)	611,309
27,287	LIN TV Corp., Class A(a)	335,903
15,501	Starz - Liberty Capital(a)	362,413
10,340	Time Warner, Inc.	618,125
9,280	Viacom, Inc., Class B	593,827
		5,928,070
	Miscellaneous Manufacturing—1.4%
10,031	Leggett & Platt, Inc.	323,399
	Retail—23.7%
9,530	AFC Enterprises, Inc.(a)	303,816
17,881	Brown Shoe Co., Inc.	302,368
54,128	Denny's Corp.(a)	306,906
3,521	Dillard's, Inc., Class A	290,166
4,012	DineEquity, Inc.	285,815
14,844	Fiesta Restaurant Group, Inc.(a)	404,647
5,571	HSN, Inc.	292,923
23,272	Krispy Kreme Doughnuts, Inc.(a)	317,895
12,597	L Brands, Inc.	635,015
5,091	Lumber Liquidators Holdings, Inc.(a)	417,258
24,353	OfficeMax, Inc.	280,303
4,985	Signet Jewelers Ltd. (United Kingdom)	342,619
26,652	Sonic Corp.(a)	333,950
41,274	Staples, Inc.	546,468
7,554	Urban Outfitters, Inc.(a)	313,038
54,423	Wendy's Co. (The)	309,667
		5,682,854
	Telecommunications—2.5%
12,261	Virgin Media, Inc.	598,092
	Textiles—1.3%
2,799	Mohawk Industries, Inc.(a)	310,353
	Toys/Games/Hobbies—2.6%
13,516	Mattel, Inc.	617,141
	Total Common Stocks and Other Equity Interests (Cost $20,895,403)	23,944,526

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.3%
75,889	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $75,889)	$75,889
	Total Investments (Cost $20,971,292)—100.4%	24,020,415
	Liabilities in excess of other assets—(0.4)%	(87,325)
	Net Assets—100.0%	$23,933,090

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

48

Schedule of Investments

PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Agriculture—13.7%
24,490	Altria Group, Inc.	$894,130
9,734	Andersons, Inc. (The)	530,697
14,698	Archer-Daniels-Midland Co.	498,850
6,429	Bunge Ltd.	464,238
11,466	Lorillard, Inc.	491,777
9,259	Philip Morris International, Inc.	885,068
19,252	Reynolds American, Inc.	912,930
8,349	Universal Corp.	480,485
		5,158,175
	Beverages—11.7%
7,352	Coca-Cola Bottling Co. Consolidated	452,148
22,455	Coca-Cola Co. (The)	950,520
13,124	Coca-Cola Enterprises, Inc.	480,732
10,733	Constellation Brands, Inc., Class A(a)	529,673
10,998	Dr Pepper Snapple Group, Inc.	537,032
10,151	Molson Coors Brewing Co., Class B	523,792
11,446	PepsiCo, Inc.	943,952
		4,417,849
	Cosmetics/Personal Care—6.3%
13,663	Estee Lauder Cos., Inc. (The), Class A	947,529
19,969	Inter Parfums, Inc.	578,502
11,235	Procter & Gamble Co. (The)	862,511
		2,388,542
	Electrical Components & Equipment—1.3%
5,156	Energizer Holdings, Inc.	498,018
	Food—44.1%
11,739	Cal-Maine Foods, Inc.	501,021
11,757	Campbell Soup Co.	545,642
13,909	ConAgra Foods, Inc.	491,961
29,762	Dean Foods Co.(a)	569,645
40,603	Dole Food Co., Inc.(a)	436,888
17,045	Flowers Foods, Inc.	561,462
17,697	Fresh Del Monte Produce, Inc.	449,681
18,940	General Mills, Inc.	954,955
5,808	Hershey Co. (The)	517,841
12,707	Hormel Foods Corp.	524,418
24,072	Ingles Markets, Inc., Class A	513,215
7,246	Ingredion, Inc.	521,785
6,841	J & J Snack Foods Corp.	513,212
5,074	J.M. Smucker Co. (The)	523,789
14,414	Kellogg Co.	937,487
18,225	Kraft Foods Group, Inc.	938,405
16,388	Kroger Co. (The)	563,419
6,410	Lancaster Colony Corp.	505,941
7,122	McCormick & Co., Inc.	512,357
32,312	Mondelez International, Inc., Class A	1,016,212
53,372	Pilgrim's Pride Corp.(a)	522,512
20,794	Safeway, Inc.	468,281
9,089	Sanderson Farms, Inc.	556,792
Number of Shares		Value
	Common Stocks (Continued)
20,490	Smithfield Foods, Inc.(a)	$524,544
14,406	Sysco Corp.	502,193
17,288	Tootsie Roll Industries, Inc.	539,904
19,824	Tyson Foods, Inc., Class A	488,265
8,621	United Natural Foods, Inc.(a)	430,533
5,497	Whole Foods Market, Inc.	485,495
		16,617,855
	Holding Companies - Diversified—1.3%
55,118	Harbinger Group, Inc.(a)	498,267
	Household Products/Wares—7.7%
7,678	Church & Dwight Co., Inc.	490,547
5,670	Clorox Co. (The)	489,038
9,153	Kimberly-Clark Corp.	944,498
8,724	Spectrum Brands Holdings, Inc.	488,544
8,679	WD-40 Co.	468,058
		2,880,685
	Retail—13.9%
8,551	Costco Wholesale Corp.	927,185
16,845	CVS Caremark Corp.	980,042
289,453	Rite Aid Corp.(a)	767,050
10,751	Susser Holdings Corp.(a)	571,631
20,688	Walgreen Co.	1,024,263
12,287	Wal-Mart Stores, Inc.	954,946
		5,225,117
	Total Common Stocks (Cost $29,510,133)	37,684,508
	Money Market Fund—0.2%
89,320	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $89,320)	89,320
	Total Investments (Cost $29,599,453)—100.2%	37,773,828
	Liabilities in excess of other assets—(0.2)%	(65,912)
	Net Assets—100.0%	$37,707,916

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

49

Schedule of Investments

PowerShares Dynamic Energy Sector Portfolio (PXI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Coal—3.3%
36,514	Alliance Holdings GP LP	$2,269,710
116,122	Cloud Peak Energy, Inc.(a)	2,269,024
		4,538,734
	Distribution/Wholesale—1.5%
59,208	Global Partners LP	2,113,726
	Gas - Transportation—1.4%
55,862	Western Gas Equity Partners LP	1,985,894
	Oil & Gas Drilling—4.8%
28,809	Helmerich & Payne, Inc.	1,688,784
115,554	Nabors Industries Ltd. (Bermuda)	1,709,044
356,254	Parker Drilling Co.(a)	1,467,766
81,036	Patterson-UTI Energy, Inc.	1,709,049
		6,574,643
	Oil Companies - Exploration & Production—14.9%
102,007	Denbury Resources, Inc.(a)	1,824,905
73,354	EPL Oil & Gas, Inc.(a)	2,396,475
31,178	EQT Corp.	2,342,092
41,402	Occidental Petroleum Corp.	3,695,543
103,796	Southwestern Energy Co.(a)	3,884,046
89,148	Stone Energy Corp.(a)	1,758,890
41,307	Unit Corp.(a)	1,736,133
228,589	VAALCO Energy, Inc.(a)	1,536,118
115,271	W&T Offshore, Inc.	1,346,365
		20,520,567
	Oil Companies - Integrated—19.0%
66,461	Alon USA Partners LP	1,648,233
29,852	Chevron Corp.	3,642,243
59,478	ConocoPhillips	3,595,445
38,807	Exxon Mobil Corp.	3,453,435
52,425	Hess Corp.	3,784,036
99,729	Marathon Oil Corp.	3,258,146
56,122	Murphy Oil Corp.	3,484,615
53,995	Phillips 66	3,290,995
		26,157,148
	Oil Field Machinery & Equipment—2.4%
50,831	National Oilwell Varco, Inc.	3,315,198
	Oil Refining & Marketing—18.3%
94,739	Alon USA Energy, Inc.	1,572,668
50,962	Calumet Specialty Products Partners LP	1,924,325
34,094	CVR Energy, Inc.	1,679,811
51,100	Delek US Holdings, Inc.	1,844,199
62,371	HollyFrontier Corp.	3,084,246
42,458	Marathon Petroleum Corp.	3,327,009
66,135	Northern Tier Energy LP	1,744,641
47,004	PBF Energy, Inc., Class A	1,431,272
67,554	Susser Petroleum Partners LP	2,088,094
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
34,581	Tesoro Corp.	$1,846,626
75,138	Valero Energy Corp.	3,029,564
53,809	Western Refining, Inc.	1,663,236
		25,235,691
	Oil - Field Services—17.2%
128,358	Basic Energy Services, Inc.(a)	1,762,355
77,288	C&J Energy Services, Inc.(a)	1,529,530
13,856	Core Laboratories NV (Netherlands)	2,006,072
84,203	Halliburton Co.	3,601,362
78,444	Helix Energy Solutions Group, Inc.(a)	1,807,350
221,614	Key Energy Services, Inc.(a)	1,316,387
216,531	Newpark Resources, Inc.(a)	2,273,575
30,186	Oceaneering International, Inc.	2,118,152
24,117	Oil States International, Inc.(a)	2,155,095
218,283	Pioneer Energy Services Corp.(a)	1,538,895
117,422	RPC, Inc.	1,554,667
30,938	Targa Resources Corp.	2,034,483
		23,697,923
	Pipelines—13.2%
45,020	El Paso Pipeline Partners LP	1,928,657
61,980	Enterprise Products Partners LP	3,759,087
49,688	EQT Midstream Partners LP	2,300,554
159,742	Niska Gas Storage Partners LLC, Class U	2,431,273
64,116	Plains All American Pipeline LP	3,681,541
40,449	SemGroup Corp., Class A(a)	2,097,281
45,541	Targa Resources Partners LP	2,067,561
		18,265,954
	Retail - Petroleum Products—1.4%
47,789	World Fuel Services Corp.	1,937,844
	Seismic Data Collection—1.1%
18,562	Geospace Technologies Corp.(a)	1,566,076
	Transportation - Services—1.5%
32,040	Bristow Group, Inc.	2,024,928
	Total Common Stocks and Other Equity Interests (Cost $122,996,188)	137,934,326
	Money Market Fund—0.1%
149,836	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $149,836)	149,836
	Total Investments (Cost $123,146,024)—100.1%	138,084,162
	Liabilities in excess of other assets—(0.1)%	(168,315)
	Net Assets—100.0%	$137,915,847

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

50

Schedule of Investments

PowerShares Dynamic Financial Sector Portfolio (PFI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Commercial Banks - Central U.S.—1.3%
4,315	Cullen/Frost Bankers, Inc.	$260,669
	Commercial Banks - Eastern U.S.—2.7%
30,086	CapitalSource, Inc.	269,270
11,974	Eagle Bancorp, Inc.(a)	276,958
		546,228
	Commercial Banks - Southern U.S.—6.6%
16,447	Cardinal Financial Corp.	250,817
7,622	Home BancShares, Inc.	302,746
62,326	Regions Financial Corp.	529,148
5,597	SCBT Financial Corp.	267,368
		1,350,079
	Commercial Banks - Western U.S.—9.4%
8,762	Banner Corp.	286,255
20,865	BBCN Bancorp, Inc.	268,741
10,664	East West Bancorp, Inc.	259,455
14,758	First Interstate BancSystem, Inc.	299,883
15,565	Hanmi Financial Corp.(a)	240,168
11,958	Sterling Financial Corp.	260,684
20,026	Western Alliance Bancorp(a)	294,582
		1,909,768
	Commercial Services—1.3%
12,561	PHH Corp.(a)	264,786
	Commercial Services - Finance—3.0%
10,033	Moody's Corp.	610,508
	Diversified Banking Institutions—4.6%
3,142	Goldman Sachs Group, Inc. (The)	458,952
9,902	JPMorgan Chase & Co.	485,297
		944,249
	Finance - Credit Card—2.7%
12,453	Discover Financial Services	544,694
	Finance - Investment Banker/Broker—4.8%
6,642	Evercore Partners, Inc., Class A	250,736
5,879	Raymond James Financial, Inc.	243,508
24,745	TD Ameritrade Holding Corp.	492,673
		986,917
	Finance - Other Services—1.3%
16,562	Netspend Holdings, Inc.(a)	264,329
	Investment Companies—1.4%
31,447	Apollo Investment Corp.	277,048
	Investment Management/Advisor Services—9.3%
3,309	Affiliated Managers Group, Inc.(a)	515,145
2,011	BlackRock, Inc.	535,932
10,230	Ellington Financial LLC	264,752
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,611	Virtus Investment Partners, Inc.(a)	$307,701
6,206	Waddell & Reed Financial, Inc., Class A	266,051
		1,889,581
	Life/Health Insurance—8.2%
24,013	CNO Financial Group, Inc.	271,827
7,273	FBL Financial Group, Inc., Class A	285,902
16,290	Lincoln National Corp.	554,023
15,321	Principal Financial Group, Inc.	553,088
		1,664,840
	Multi-line Insurance—13.5%
10,362	Allstate Corp. (The)	510,432
5,937	American Financial Group, Inc.	286,579
3,213	American National Insurance Co.	302,118
6,344	Assurant, Inc.	301,594
10,761	Cincinnati Financial Corp.	526,320
10,511	United Fire Group, Inc.	293,888
16,704	XL Group PLC (Ireland)	520,163
		2,741,094
	Private Equity—1.6%
12,078	Apollo Global Management LLC, Class A	325,140
	Property/Casualty Insurance—16.0%
7,895	AmTrust Financial Services, Inc.	249,956
5,458	Arch Capital Group Ltd.(a)	289,602
5,727	Chubb Corp. (The)	504,377
12,218	Employers Holdings, Inc.	276,738
10,211	Fidelity National Financial, Inc., Class A	274,165
10,848	First American Financial Corp.	290,401
6,629	HCC Insurance Holdings, Inc.	282,395
4,641	Navigators Group, Inc. (The)(a)	268,621
11,260	Stewart Information Services Corp.	304,808
5,978	Travelers Cos., Inc. (The)	510,581
		3,251,644
	Reinsurance—8.4%
6,899	Argo Group International Holdings Ltd. (Bermuda)	285,964
7,305	Aspen Insurance Holdings Ltd. (Bermuda)	278,978
6,494	Axis Capital Holdings Ltd. (Bermuda)	289,827
2,131	Everest Re Group Ltd.	287,664
2,983	PartnerRe Ltd.	281,416
7,481	Validus Holdings Ltd.	288,841
		1,712,690
	Super - Regional Banks - U.S.—3.9%
30,651	Fifth Third Bancorp	521,987
37,843	Huntington Bancshares, Inc.	271,334
		793,321
	Total Common Stocks and Other Equity Interests (Cost $17,577,772)	20,337,585

See Notes to Financial Statements.

51

Schedule of Investments (Continued)

PowerShares Dynamic Financial Sector Portfolio (PFI)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.4%
71,181	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $71,181)	$71,181
	Total Investments (Cost $17,648,953)—100.4%	20,408,766
	Liabilities in excess of other assets—(0.4)%	(78,788)
	Net Assets—100.0%	$20,329,978

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

52

Schedule of Investments

PowerShares Dynamic Healthcare Sector Portfolio (PTH)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—16.3%
25,630	Acorda Therapeutics, Inc.(a)	$1,014,179
16,183	Amgen, Inc.	1,686,431
8,546	Biogen Idec, Inc.(a)	1,870,976
48,717	Emergent Biosolutions, Inc.(a)	747,319
30,621	Myriad Genetics, Inc.(a)	852,795
109,378	PDL BioPharma, Inc.	846,586
8,760	Regeneron Pharmaceuticals, Inc.(a)	1,884,626
13,262	United Therapeutics Corp.(a)	885,636
		9,788,548
	Commercial Services—5.5%
61,164	AMN Healthcare Services, Inc.(a)	839,782
9,789	Chemed Corp.	798,978
16,022	CorVel Corp.(a)	760,565
22,456	PAREXEL International Corp.(a)	919,573
		3,318,898
	Distribution/Wholesale—1.2%
6,162	MWI Veterinary Supply, Inc.(a)	725,329
	Electronics—3.8%
3,605	Mettler-Toledo International, Inc.(a)	753,301
19,261	Thermo Fisher Scientific, Inc.	1,553,977
		2,307,278
	Healthcare - Products—27.9%
17,665	Abaxis, Inc.	754,119
15,983	Becton, Dickinson and Co.	1,507,197
24,220	Cantel Medical Corp.	765,594
23,498	CareFusion Corp.(a)	785,773
7,442	Cooper Cos., Inc. (The)	821,597
22,376	Covidien PLC (Ireland)	1,428,484
16,416	Cyberonics, Inc.(a)	712,783
25,167	Hanger, Inc.(a)	764,825
23,420	Hill-Rom Holdings, Inc.	797,919
8,306	IDEXX Laboratories, Inc.(a)	730,596
19,145	Integra LifeSciences Holdings Corp.(a)	670,649
31,418	Medtronic, Inc.	1,466,592
36,217	Meridian Bioscience, Inc.	734,843
42,934	NuVasive, Inc.(a)	900,326
17,825	ResMed, Inc.	855,956
10,828	Sirona Dental Systems, Inc.(a)	796,291
12,617	West Pharmaceutical Services, Inc.	805,722
18,951	Zimmer Holdings, Inc.	1,448,804
		16,748,070
	Healthcare - Services—23.2%
17,566	Air Methods Corp.	642,740
24,045	AmSurg Corp.(a)	806,950
27,254	Brookdale Senior Living, Inc.(a)	702,881
34,444	Capital Senior Living Corp.(a)	835,611
16,862	Centene Corp.(a)	779,024
23,931	Cigna Corp.	1,583,514
Number of Shares		Value
	Common Stocks (Continued)
18,345	Community Health Systems, Inc.	$835,982
11,507	Covance, Inc.(a)	857,962
16,875	Coventry Health Care, Inc.	836,156
23,377	Ensign Group, Inc. (The)	815,156
69,992	Health Management Associates, Inc., Class A(a)	804,208
19,898	Humana, Inc.	1,474,641
66,536	Kindred Healthcare, Inc.(a)	697,963
15,168	Magellan Health Services, Inc.(a)	775,995
23,320	Molina Healthcare, Inc.(a)	774,224
83,607	Select Medical Holdings Corp.	689,758
		13,912,765
	Pharmaceuticals—20.8%
36,532	AbbVie, Inc.	1,682,299
38,077	Bristol-Myers Squibb Co.	1,512,419
25,889	Eli Lilly & Co.	1,433,733
48,482	Mylan, Inc.(a)	1,411,311
20,242	Omnicare, Inc.	885,992
12,400	Perrigo Co.	1,480,684
51,315	Pfizer, Inc.	1,491,727
24,784	Questcor Pharmaceuticals, Inc.	761,860
57,971	Santarus, Inc.(a)	1,064,927
54,859	Warner Chilcott PLC, Class A (Ireland)	788,872
		12,513,824
	Software—1.3%
40,499	MedAssets, Inc.(a)	758,546
	Total Common Stocks (Cost $52,136,362)	60,073,258
	Money Market Fund—0.1%
84,618	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $84,618)	84,618
	Total Investments (Cost $52,220,980)—100.1%	60,157,876
	Liabilities in excess of other assets—(0.1)%	(87,151)
	Net Assets—100.0%	$60,070,725

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

53

Schedule of Investments

PowerShares Dynamic Industrials Sector Portfolio (PRN)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—17.1%
27,283	AAR Corp.	$487,274
7,538	Alliant Techsystems, Inc.	560,526
11,823	Boeing Co. (The)	1,080,741
11,789	L-3 Communications Holdings, Inc.	957,856
6,529	National Presto Industries, Inc.	489,675
13,740	Northrop Grumman Corp.	1,040,668
16,640	Raytheon Co.	1,021,363
15,408	Rockwell Collins, Inc.	969,471
		6,607,574
	Airlines—14.5%
9,726	Alaska Air Group, Inc.(a)	599,511
65,907	Delta Air Lines, Inc.(a)	1,129,646
51,150	Republic Airways Holdings, Inc.(a)	572,368
35,649	SkyWest, Inc.	510,137
78,137	Southwest Airlines Co.	1,070,477
34,380	United Continental Holdings, Inc.(a)	1,110,474
36,411	US Airways Group, Inc.(a)	615,346
		5,607,959
	Auto Manufacturers—1.3%
12,615	Oshkosh Corp.(a)	495,265
	Building Materials—9.0%
19,693	Apogee Enterprises, Inc.	501,777
14,477	Fortune Brands Home & Security, Inc.(a)	526,818
27,283	Gibraltar Industries, Inc.(a)	510,192
8,493	Lennox International, Inc.	526,566
47,906	Masco Corp.	931,293
6,837	Nortek, Inc.(a)	491,307
		3,487,953
	Commercial Services—14.5%
20,901	Avis Budget Group, Inc.(a)	602,785
12,458	Deluxe Corp.	475,148
16,739	Equifax, Inc.	1,024,427
28,034	Kelly Services, Inc., Class A	477,139
26,245	Korn/Ferry International(a)	434,355
8,963	Manpowergroup, Inc.	476,473
23,789	Quad/Graphics, Inc.	497,190
50,316	R.R. Donnelley & Sons Co.	619,390
39,059	RPX Corp.(a)	523,781
18,133	Viad Corp.	472,364
		5,603,052
	Distribution/Wholesale—1.2%
13,945	United Stationers, Inc.	452,794
	Electric—1.3%
29,516	EnerNOC, Inc.(a)	517,120
Number of Shares		Value
	Common Stocks (Continued)
	Electrical Components & Equipment—2.7%
14,959	Encore Wire Corp.	$489,907
12,008	EnerSys(a)	550,447
		1,040,354
	Electronics—3.6%
14,435	Brady Corp., Class A	489,058
28,441	Tyco International Ltd. (Switzerland)	913,525
		1,402,583
	Engineering & Construction—2.5%
16,034	AECOM Technology Corp.(a)	466,108
12,861	EMCOR Group, Inc.	481,002
		947,110
	Food—1.3%
178	Seaboard Corp.	488,784
	Hand/Machine Tools—1.4%
6,269	Snap-On, Inc.	540,388
	Household Products/Wares—1.3%
12,477	Avery Dennison Corp.	517,172
	Housewares—1.3%
10,958	Toro Co. (The)	493,220
	Machinery - Diversified—4.8%
19,725	Altra Holdings, Inc.	525,671
19,853	Briggs & Stratton Corp.	446,494
5,619	Flowserve Corp.	888,476
		1,860,641
	Media—2.5%
28,096	Nielsen Holdings NV	972,683
	Miscellaneous Manufacturing—7.2%
6,986	A.O. Smith Corp.	526,954
11,843	AZZ, Inc.	500,841
17,218	Ingersoll-Rand PLC (Ireland)	926,328
31,105	Textron, Inc.	800,954
		2,755,077
	Office Furnishings—1.2%
35,779	Steelcase, Inc., Class A	454,393
	Shipbuilding—1.5%
10,992	Huntington Ingalls Industries, Inc.	581,477
	Telecommunications—1.4%
18,780	DigitalGlobe, Inc.(a)	548,188
	Textiles—1.4%
5,849	UniFirst Corp.	532,551

See Notes to Financial Statements.

54

Schedule of Investments (Continued)

PowerShares Dynamic Industrials Sector Portfolio (PRN)

April 30, 2013

Number of Shares		Value
	Common Stocks (Continued)
	Transportation—5.6%
16,772	Saia, Inc.(a)	$686,310
36,984	Swift Transportation Co.(a)	518,516
10,927	United Parcel Service, Inc., Class B	937,974
		2,142,800
	Trucking & Leasing—1.4%
3,270	AMERCO	525,489
	Total Common Stocks (Cost $33,222,682)	38,574,627
	Money Market Fund—0.2%
93,312	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $93,312)	93,312
	Total Investments (Cost $33,315,994)—100.2%	38,667,939
	Liabilities in excess of other assets—(0.2)%	(94,504)
	Net Assets—100.0%	$38,573,435

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

55

Schedule of Investments

PowerShares Dynamic Technology Sector Portfolio (PTF)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Commercial Services—13.9%
5,048	Alliance Data Systems Corp.(a)	$867,095
25,689	Convergys Corp.	437,227
17,109	CoreLogic, Inc.(a)	466,734
6,240	FleetCor Technologies, Inc.(a)	479,856
13,250	Heartland Payment Systems, Inc.	435,792
1,484	MasterCard, Inc., Class A	820,548
5,892	MAXIMUS, Inc.	469,533
23,227	TeleTech Holdings, Inc.(a)	494,503
		4,471,288
	Computers—26.3%
10,395	Accenture PLC, Class A (Ireland)	846,569
74,019	Brocade Communications Systems, Inc.(a)	430,791
16,315	Computer Sciences Corp.	764,358
22,512	Cray, Inc.(a)	476,354
6,275	DST Systems, Inc.	433,916
21,617	Insight Enterprises, Inc.(a)	391,700
9,712	Jack Henry & Associates, Inc.	450,637
6,180	Manhattan Associates, Inc.(a)	433,898
22,617	NetApp, Inc.(a)	789,107
16,126	NetScout Systems, Inc.(a)	367,834
24,421	Seagate Technology PLC (Ireland)	896,251
27,921	Silicon Graphics International Corp.(a)	362,973
37,467	Spansion, Inc., Class A(a)	486,696
18,203	Unisys Corp.(a)	348,223
16,940	Western Digital Corp.	936,443
		8,415,750
	Distribution/Wholesale—1.2%
21,907	Ingram Micro, Inc., Class A(a)	390,164
	Diversified Financial Services—1.8%
21,717	Ellie Mae, Inc.(a)	565,076
	Electrical Components & Equipment—1.2%
23,641	Advanced Energy Industries, Inc.(a)	401,424
	Electronics—9.3%
10,983	Amphenol Corp., Class A	829,436
11,904	Avnet, Inc.(a)	389,856
8,367	Badger Meter, Inc.	365,471
34,908	Checkpoint Systems, Inc.(a)	403,886
64,359	Flextronics International Ltd. (Singapore)(a)	460,167
41,704	Sanmina Corp.(a)	526,304
		2,975,120
	Internet—11.1%
11,223	AOL, Inc.(a)	433,657
14,132	eBay, Inc.(a)	740,376
3,630	Equinix, Inc.(a)	777,183
33,910	Symantec Corp.(a)	824,013
16,977	Verisign, Inc.(a)	782,130
		3,557,359
Number of Shares		Value
	Common Stocks (Continued)
	Machinery - Diversified—2.7%
42,798	Intermec, Inc.(a)	$421,132
9,381	Zebra Technologies Corp., Class A(a)	437,624
		858,756
	Semiconductors—5.5%
12,519	First Solar, Inc.(a)	582,885
38,557	Kulicke & Soffa Industries, Inc.(a)	445,719
26,229	Magnachip Semiconductor Corp.(a)	420,713
10,501	Ultratech, Inc.(a)	309,464
		1,758,781
	Software—15.7%
23,445	Acxiom Corp.(a)	466,321
13,797	Aspen Technology, Inc.(a)	420,533
21,090	CSG Systems International, Inc.(a)	455,755
28,951	Digital River, Inc.(a)	419,210
9,690	Fiserv, Inc.(a)	882,856
16,639	ManTech International Corp., Class A	444,095
22,376	Oracle Corp.	733,485
26,311	PDF Solutions, Inc.(a)	450,181
7,723	SolarWinds, Inc.(a)	392,715
11,114	SYNNEX Corp.(a)	384,544
		5,049,695
	Telecommunications—11.3%
11,824	Amdocs Ltd.	422,117
24,759	Arris Group, Inc.(a)	408,771
37,204	Cisco Systems, Inc.	778,308
9,544	InterDigital, Inc.	423,849
7,200	Loral Space & Communications, Inc.	442,944
12,562	Motorola Solutions, Inc.	718,546
9,431	NeuStar, Inc., Class A(a)	413,738
		3,608,273
	Total Common Stocks (Cost $27,574,740)	32,051,686
	Money Market Fund—0.3%
84,301	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $84,301)	84,301
	Total Investments (Cost $27,659,041)—100.3%	32,135,987
	Liabilities in excess of other assets—(0.3)%	(83,063)
	Net Assets—100.0%	$32,052,924

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

56

Schedule of Investments

PowerShares Dynamic Utilities Portfolio (PUI)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.7%
	Cable/Satellite TV—4.9%
24,365	Comcast Corp., Class A	$1,006,275
27,712	DISH Network Corp., Class A	1,086,033
		2,092,308
	Cellular Telecommunications—9.4%
90,488	Leap Wireless International, Inc.(a)	517,591
95,029	NII Holdings, Inc.(a)	826,752
167,083	Sprint Nextel Corp.(a)	1,177,935
81,503	T-Mobile US, Inc.(a)	964,996
13,527	United States Cellular Corp.(a)	519,978
		4,007,252
	Data Processing/Management—1.3%
26,368	CSG Systems International, Inc.(a)	569,812
	Electric - Generation—1.5%
47,173	AES Corp. (The)	653,818
	Electric - Integrated—42.2%
15,791	Ameren Corp.	572,424
21,057	American Electric Power Co., Inc.	1,082,961
12,759	Black Hills Corp.	598,269
20,085	CMS Energy Corp.	601,345
9,068	Consolidated Edison, Inc.	577,178
17,248	Dominion Resources, Inc.	1,063,857
8,074	DTE Energy Co.	588,433
14,000	Duke Energy Corp.	1,052,800
24,313	Empire District Electric Co. (The)	560,901
23,987	FirstEnergy Corp.	1,117,794
11,343	IDACORP, Inc.	558,189
9,748	MGE Energy, Inc.	544,426
13,367	NextEra Energy, Inc.	1,096,495
13,727	NorthWestern Corp.	590,535
26,903	NV Energy, Inc.	581,912
18,509	Otter Tail Corp.	577,481
9,572	Pinnacle West Capital Corp.	582,935
23,970	PNM Resources, Inc.	575,520
18,167	Portland General Electric Co.	585,886
31,583	PPL Corp.	1,054,240
16,489	Public Service Enterprise Group, Inc.	603,662
21,735	Southern Co. (The)	1,048,279
11,360	UNS Energy Corp.	578,906
13,135	Wisconsin Energy Corp.	590,287
18,783	Xcel Energy, Inc.	597,112
		17,981,827
	Gas - Distribution—8.2%
13,327	AGL Resources, Inc.	584,389
13,948	Atmos Energy Corp.	618,873
25,371	CenterPoint Energy, Inc.	626,156
12,663	Sempra Energy	1,049,130
16,059	Vectren Corp.	603,176
		3,481,724
Number of Shares		Value
	Common Stocks (Continued)
	Internet Connectivity Services—1.4%
20,569	Cogent Communications Group, Inc.	$589,096
	Satellite Telecommunications—1.3%
79,619	Iridium Communications, Inc.(a)	534,244
	Telecommunication Equipment—1.4%
83,164	8x8, Inc.(a)	601,276
	Telecommunication Services—6.7%
169,412	Clearwire Corp., Class A(a)	569,224
31,582	Consolidated Communications Holdings, Inc.	582,056
25,716	Level 3 Communications, Inc.(a)	517,663
20,665	tw telecom, inc.(a)	559,608
202,389	Vonage Holdings Corp.(a)	617,287
		2,845,838
	Telephone - Integrated—12.4%
27,254	AT&T, Inc.	1,020,935
10,905	Atlantic Tele-Network, Inc.	553,647
28,072	CenturyLink, Inc.	1,054,665
124,767	Cincinnati Bell, Inc.(a)	439,180
129,649	Frontier Communications Corp.	539,340
21,419	Verizon Communications, Inc.	1,154,698
62,531	Windstream Corp.	532,764
		5,295,229
	Water—4.0%
10,112	American States Water Co.	561,014
13,316	American Water Works Co., Inc.	557,674
18,329	Aqua America, Inc.	581,579
		1,700,267
	Wireless Equipment—6.0%
13,898	Crown Castle International Corp.(a)	1,070,146
15,709	Motorola Solutions, Inc.	898,555
7,568	SBA Communications Corp., Class A(a)	597,796
		2,566,497
	Total Common Stocks (Cost $36,156,665)	42,919,188
	Money Market Fund—0.2%
71,220	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $71,220)	71,220
	Total Investments (Cost $36,227,885)—100.9%	42,990,408
	Liabilities in excess of other assets—(0.9)%	(386,466)
	Net Assets—100.0%	$42,603,942

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

57

Schedule of Investments

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Applications Software—0.3%
7,751	Demandware, Inc.(a)	$211,602
	Commercial Services—1.2%
7,332	CoStar Group, Inc.(a)	794,862
	Communications Software—0.1%
16,952	Velti PLC (Jersey Islands)(a)(b)	33,904
	Computer Services—1.0%
11,896	j2 Global, Inc.	484,167
14,571	LivePerson, Inc.(a)	186,800
		670,967
	Computer Software—3.9%
46,156	Akamai Technologies, Inc.(a)	2,026,710
13,089	Cornerstone OnDemand, Inc.(a)	474,869
		2,501,579
	E-Commerce/Products—17.9%
18,759	Amazon.com, Inc.(a)	4,761,222
3,251	Blue Nile, Inc.(a)	106,080
90,658	eBay, Inc.(a)	4,749,573
11,460	MercadoLibre, Inc. (Argentina)(b)	1,152,761
7,444	Nutrisystem, Inc.	60,296
6,168	Overstock.com, Inc.(a)(b)	128,294
9,414	Shutterfly, Inc.(a)	419,206
4,070	Stamps.com, Inc.(a)	137,729
		11,515,161
	E-Commerce/Services—22.6%
15,114	Angie's List, Inc.(a)	366,363
31,840	Expedia, Inc.	1,777,946
170,711	Groupon, Inc., Class A(a)(b)	1,041,337
21,444	IAC/InterActiveCorp.	1,009,369
10,329	Move, Inc.(a)	117,854
13,168	Netflix, Inc.(a)	2,845,210
5,946	OpenTable, Inc.(a)(b)	329,349
27,410	Orbitz Worldwide, Inc.(a)	163,912
7,209	priceline.com, Inc.(a)	5,017,392
33,840	TripAdvisor, Inc.(a)	1,779,307
23,758	United Online, Inc.	161,554
		14,609,593
	E-Marketing/Information—1.9%
9,319	comScore, Inc.(a)	150,688
8,004	Constant Contact, Inc.(a)	116,938
8,230	Liquidity Services, Inc.(a)(b)	270,767
11,162	QuinStreet, Inc.(a)	73,000
19,642	ValueClick, Inc.(a)	606,152
		1,217,545
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Enterprise Software/Services—1.9%
9,219	Digital River, Inc.(a)	$133,491
6,529	E2open, Inc.(a)(b)	92,777
15,244	Open Text Corp. (Canada)(a)	996,805
		1,223,073
	E-Services/Consulting—0.1%
8,637	Perficient, Inc.(a)	90,516
	Human Resources—0.2%
30,474	Monster Worldwide, Inc.(a)	133,476
	Internet Application Software—0.8%
18,635	Bazaarvoice, Inc.(a)	135,104
11,157	Dealertrack Technologies, Inc.(a)	310,722
5,400	Vocus, Inc.(a)	45,414
		491,240
	Internet Connectivity Services—0.9%
9,517	21Vianet Group, Inc. ADR (Cayman Islands)(a)	86,034
9,253	Boingo Wireless, Inc.(a)	57,646
12,213	Cogent Communications Group, Inc.	349,780
13,957	Internap Network Services Corp.(a)	111,377
		604,837
	Internet Content - Entertainment—9.7%
181,937	Facebook, Inc., Class A(a)	5,050,571
9,159	Global Eagle Entertainment, Inc.(a)(b)	88,110
19,267	NetEase, Inc. ADR (China)	1,086,466
		6,225,147
	Internet Content - Information/News—1.4%
26,107	Bankrate, Inc.(a)	351,923
15,280	Dice Holdings, Inc.(a)	128,963
4,007	Travelzoo, Inc.(a)	102,299
13,062	WebMD Health Corp.(a)	315,447
		898,632
	Internet Incubators—1.0%
21,729	HomeAway, Inc.(a)	663,821
	Internet Infrastructure Software—0.2%
12,724	Responsys, Inc.(a)	98,867
	Internet Security—4.1%
21,367	Qihoo 360 Technology Co. Ltd. ADR (Cayman Islands)(a)(b)	732,888
39,682	Verisign, Inc.(a)	1,828,150
15,979	Zix Corp.(a)	60,081
		2,621,119
	Networking Products—0.2%
6,472	LogMeIn, Inc.(a)	146,138

See Notes to Financial Statements.

58

Schedule of Investments (Continued)

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Printing - Commercial—0.6%
8,693	VistaPrint NV (Netherlands)(a)(b)	$354,674
	Retail - Pet Food & Supplies—0.1%
5,216	PetMed Express, Inc.	65,200
	Telecommunication Services—0.2%
26,848	EarthLink, Inc.	152,765
	Web Hosting/Design—7.3%
11,710	Equinix, Inc.(a)	2,507,111
16,801	NIC, Inc.	282,929
35,558	Rackspace Hosting, Inc.(a)	1,713,896
12,826	Web.com Group, Inc.(a)	223,172
		4,727,108
	Web Portals/ISP—22.5%
20,068	AOL, Inc.(a)	775,428
27,287	Baidu, Inc. ADR (China)(a)	2,342,589
10,649	Blucora, Inc.(a)	157,286
6,187	Google, Inc., Class A(a)	5,101,615
17,244	SINA Corp. (China)(a)	971,182
9,896	Sohu.com, Inc.(a)	509,050
7,132	Trulia, Inc.(a)(b)	207,256
116,240	Yahoo!, Inc.(a)	2,874,615
60,472	Yandex NV, Class A (Netherlands)(a)	1,556,549
		14,495,570
	Total Common Stocks and Other Equity Interests (Cost $56,321,033)	64,547,396
	Money Market Fund—0.0%
4,747	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $4,747)	4,747
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $56,325,780)—100.1%	64,552,143
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—3.6%
2,348,033	Invesco Liquid Assets Portfolio— Institutional Class (Cost $2,348,033)(c)(d)	$2,348,033
	Total Investments (Cost $58,673,813)—103.7%	66,900,176
	Liabilities in excess of other assets—(3.7)%	(2,375,035)
	Net Assets—100.0%	$64,525,141

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

59

Statements of Assets and Liabilities

April 30, 2013

	PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)	PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)	PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)	PowerShares Dynamic Energy Sector Portfolio (PXI)	PowerShares Dynamic Financial Sector Portfolio (PFI)
ASSETS:
Unaffiliated investments, at value(a)	$80,318,807	$24,020,415	$37,773,828	$138,084,162	$20,408,766
Affiliated investments, at value	—	—	—	—	—
Total investments, at value	80,318,807	24,020,415	37,773,828	138,084,162	20,408,766
Receivables:
Dividends	46,380	268	35,208	25,531	9,073
Expense waivers	2,149	5,262	3,113	2,400	3,672
Investments sold	2,199,222	—	—	111,116	2,353,203
Security lending	—	—	—	—	—
Total Assets	82,566,558	24,025,945	37,812,149	138,223,209	22,774,714
LIABILITIES:
Payables:
Investments purchased	—	—	—	90,493	—
Expenses recapture	—	—	—	—	—
Shares repurchased	2,169,004	—	—	—	2,357,104
Collateral upon return of securities loaned	—	—	—	—	—
Accrued advisory fees	34,260	10,442	15,196	56,435	9,096
Accrued trustees fees	9,166	7,797	8,551	10,110	7,891
Accrued expenses	100,993	74,616	80,486	150,324	70,645
Total Liabilities	2,313,423	92,855	104,233	307,362	2,444,736
NET ASSETS	$80,253,135	$23,933,090	$37,707,916	$137,915,847	$20,329,978
NET ASSETS CONSIST OF:
Shares of beneficial interest	$93,785,469	$31,163,346	$41,617,090	$151,787,740	$29,577,796
Undistributed net investment income (loss)	125,208	20,309	88,112	17,629	61,037
Undistributed net realized gain (loss)	(23,281,123)	(10,299,688)	(12,171,661)	(28,827,660)	(12,068,668)
Net unrealized appreciation	9,623,581	3,049,123	8,174,375	14,938,138	2,759,813
Net Assets	$80,253,135	$23,933,090	$37,707,916	$137,915,847	$20,329,978
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,850,000	700,000	950,000	2,850,000	850,000
Net asset value	$43.38	$34.19	$39.69	$48.39	$23.92
Market price	$43.29	$34.16	$39.67	$48.36	$23.90
Unaffiliated investments, at cost	$70,695,226	$20,971,292	$29,599,453	$123,146,024	$17,648,953
Affiliated investments, at cost	$—	$—	$—	$—	$—
Total investments, at cost	$70,695,226	$20,971,292	$29,599,453	$123,146,024	$17,648,953
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—

See Notes to Financial Statements.

60

	PowerShares Dynamic Healthcare Sector Portfolio (PTH)	PowerShares Dynamic Industrials Sector Portfolio (PRN)	PowerShares Dynamic Technology Sector Portfolio (PTF)	PowerShares Dynamic Utilities Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)
ASSETS:
Unaffiliated investments, at value(a)	$60,157,876	$38,667,939	$32,135,987	$42,990,408	$64,552,143
Affiliated investments, at value	—	—	—	—	2,348,033
Total investments, at value	60,157,876	38,667,939	32,135,987	42,990,408	66,900,176
Receivables:
Dividends	34,995	36,116	9,315	46,562	—
Expense waivers	—	7,433	5,496	4,278	—
Investments sold	—	1,825,378	—	—	—
Security lending	—	—	—	—	2,634
Total Assets	60,192,871	40,536,866	32,150,798	43,041,248	66,902,810
LIABILITIES:
Payables:
Investments purchased	—	33,418	—	334,289	—
Expenses recapture	496	—	—	—	—
Shares repurchased	—	1,824,419	—	—	—
Collateral upon return of securities loaned	—	—	—	—	2,348,033
Accrued advisory fees	23,880	15,944	12,924	16,982	29,636
Accrued trustees fees	10,327	9,111	8,592	8,861	—
Accrued expenses	87,443	80,539	76,358	77,174	—
Total Liabilities	122,146	1,963,431	97,874	437,306	2,377,669
NET ASSETS	$60,070,725	$38,573,435	$32,052,924	$42,603,942	$64,525,141
NET ASSETS CONSIST OF:
Shares of beneficial interest	$104,918,145	$76,749,601	$58,850,878	$53,826,111	$61,938,137
Undistributed net investment income (loss)	84,308	(8,290)	(27,274)	114,772	(45,192)
Undistributed net realized gain (loss)	(52,868,624)	(43,519,821)	(31,247,626)	(18,099,464)	(5,594,167)
Net unrealized appreciation	7,936,896	5,351,945	4,476,946	6,762,523	8,226,363
Net Assets	$60,070,725	$38,573,435	$32,052,924	$42,603,942	$64,525,141
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,550,000	1,050,000	1,100,000	2,150,000	1,400,000
Net asset value	$38.76	$36.74	$29.14	$19.82	$46.09
Market price	$38.69	$36.72	$29.06	$19.79	$46.08
Unaffiliated investments, at cost	$52,220,980	$33,315,994	$27,659,041	$36,227,885	$56,325,780
Affiliated investments, at cost	$—	$—	$—	$—	$2,348,033
Total investments, at cost	$52,220,980	$33,315,994	$27,659,041	$36,227,885	$58,673,813
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$2,263,509

61

Statements of Operations

Year Ended April 30, 2013

	PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)	PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)	PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)	PowerShares Dynamic Energy Sector Portfolio (PXI)	PowerShares Dynamic Financial Sector Portfolio (PFI)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,471,753	$537,013	$959,673	$2,157,743	$430,230
Affiliated dividend income	—	—	—	—	3,167
Securities lending income	—	—	—	—	—
Foreign withholding tax	—	—	—	(2,432)	—
Total Income	1,471,753	537,013	959,673	2,155,311	433,397
EXPENSES:
Advisory fees	328,225	137,829	184,979	611,566	93,403
Accounting & administration fees	57,844	57,844	57,844	57,844	57,844
Sub-licensing	32,823	13,783	18,498	61,157	9,341
Professional fees	23,594	22,722	22,650	31,519	24,365
Custodian & transfer agent fees	3,475	5,530	3,250	14,387	4,702
Trustees fees	6,663	5,850	6,093	7,772	5,636
Other expenses	20,448	13,182	10,639	56,467	10,410
Total Expenses	473,072	256,740	303,953	840,712	205,701
Waivers	(46,379)	(76,493)	(63,480)	(31,818)	(83,041)
Net Expenses	426,693	180,247	240,473	808,894	122,660
Net Investment Income (Loss)	1,045,060	356,766	719,200	1,346,417	310,737
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(5,198,696)	(1,838,490)	(1,646,576)	(9,192,662)	(802,805)
In-kind redemptions	8,217,136	6,100,212	6,033,103	15,300,245	3,064,230
Net realized gain	3,018,440	4,261,722	4,386,527	6,107,583	2,261,425
Net change in unrealized appreciation on investment securities	4,647,985	174,934	2,798,508	14,877,574	1,179,820
Net realized and unrealized gain	7,666,425	4,436,656	7,185,035	20,985,157	3,441,245
Net increase in net assets resulting from operations	$8,711,485	$4,793,422	$7,904,235	$22,331,574	$3,751,982

See Notes to Financial Statements.

62

	PowerShares Dynamic Healthcare Sector Portfolio (PTH)	PowerShares Dynamic Industrials Sector Portfolio (PRN)	PowerShares Dynamic Technology Sector Portfolio (PTF)	PowerShares Dynamic Utilities Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)
INVESTMENT INCOME:
Unaffiliated dividend income	$882,659	$690,235	$381,353	$1,290,113	$130,076
Affiliated dividend income	—	—	—	—	—
Securities lending income	—	—	—	—	179,454
Foreign withholding tax	—	(577)	—	—	—
Total Income	882,659	689,658	381,353	1,290,113	309,530
EXPENSES:
Advisory fees	230,892	149,756	149,001	203,721	317,970
Accounting & administration fees	57,844	57,844	57,844	57,844	—
Sub-licensing	23,089	14,973	14,900	12,223	—
Professional fees	17,140	25,592	22,178	25,775	—
Custodian & transfer agent fees	5,356	8,372	5,680	11,628	—
Trustees fees	6,529	5,808	5,852	6,208	—
Other expenses	627	14,602	10,836	11,046	—
Total Expenses	341,477	276,947	266,291	328,445	317,970
Waivers	(41,317)	(82,100)	(72,589)	(71,758)	—
Net Expenses	300,160	194,847	193,702	256,687	317,970
Net Investment Income (Loss)	582,499	494,811	187,651	1,033,426	(8,440)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(1,945,360)	(1,815,473)	(3,004,696)	(1,563,305)	(3,414,310)
In-kind redemptions	7,124,001	4,043,215	4,927,056	2,429,777	8,628,710
Net realized gain	5,178,641	2,227,742	1,922,360	866,472	5,214,400
Net change in unrealized appreciation on investment securities	4,322,451	4,044,778	166,645	6,101,677	243,934
Net realized and unrealized gain	9,501,092	6,272,520	2,089,005	6,968,149	5,458,334
Net increase in net assets resulting from operations	$10,083,591	$6,767,331	$2,276,656	$8,001,575	$5,449,894
63

Statements of Changes in Net Assets

	PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)		PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)		PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$1,045,060	$920,943	$356,766	$136,194	$719,200	$597,570
Net realized gain	3,018,440	3,640,133	4,261,722	1,490,233	4,386,527	4,006,854
Net change in unrealized appreciation (depreciation)	4,647,985	(15,660,916)	174,934	165,387	2,798,508	(2,648,395)
Net increase (decrease) in net assets resulting from operations	8,711,485	(11,099,840)	4,793,422	1,791,814	7,904,235	1,956,029
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,050,895)	(838,951)	(332,955)	(149,036)	(761,607)	(566,981)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(1,050,895)	(838,951)	(332,955)	(149,036)	(761,607)	(566,981)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	59,425,865	59,009,722	47,664,294	21,226,795	16,887,134	26,308,085
Value of shares repurchased	(53,756,851)	(77,738,600)	(47,628,525)	(24,089,490)	(25,453,074)	(29,337,675)
Net increase (decrease) in net assets resulting from shares transactions	5,669,014	(18,728,878)	35,769	(2,862,695)	(8,565,940)	(3,029,590)
Increase (Decrease) in Net Assets	13,329,604	(30,667,669)	4,496,236	(1,219,917)	(1,423,312)	(1,640,542)
NET ASSETS:
Beginning of year	66,923,531	97,591,200	19,436,854	20,656,771	39,131,228	40,771,770
End of year	$80,253,135	$66,923,531	$23,933,090	$19,436,854	$37,707,916	$39,131,228
Undistributed net investment income at end of year	$125,208	$129,415	$20,309	$15,924	$88,112	$130,519
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,500,000	1,550,000	1,600,000	800,000	500,000	850,000
Shares repurchased	(1,400,000)	(2,200,000)	(1,550,000)	(900,000)	(750,000)	(950,000)
Shares outstanding, beginning of year	1,750,000	2,400,000	650,000	750,000	1,200,000	1,300,000
Shares outstanding, end of year	1,850,000	1,750,000	700,000	650,000	950,000	1,200,000

See Notes to Financial Statements.

64

	PowerShares Dynamic Energy Sector Portfolio (PXI)		PowerShares Dynamic Financial Sector Portfolio (PFI)		PowerShares Dynamic Healthcare Sector Portfolio (PTH)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$1,346,417	$808,854	$310,737	$249,006	$582,499	$27,799
Net realized gain	6,107,583	8,221,853	2,261,425	741,171	5,178,641	2,722,485
Net change in unrealized appreciation (depreciation)	14,877,574	(31,262,881)	1,179,820	(1,452,237)	4,322,451	(8,466,595)
Net increase (decrease) in net assets resulting from operations	22,331,574	(22,232,174)	3,751,982	(462,060)	10,083,591	(5,716,311)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,757,378)	(960,095)	(308,168)	(214,150)	(519,661)	—
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(1,757,378)	(960,095)	(308,168)	(214,150)	(519,661)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	95,321,127	143,577,871	22,746,892	19,751,147	68,466,346	80,866,281
Value of shares repurchased	(119,541,343)	(170,726,580)	(23,931,832)	(23,496,307)	(55,093,388)	(100,838,066)
Net increase (decrease) in net assets resulting from shares transactions	(24,220,216)	(27,148,709)	(1,184,940)	(3,745,160)	13,372,958	(19,971,785)
Increase (Decrease) in Net Assets	(3,646,020)	(50,340,978)	2,258,874	(4,421,370)	22,936,888	(25,688,096)
NET ASSETS:
Beginning of year	141,561,867	191,902,845	18,071,104	22,492,474	37,133,837	62,821,933
End of year	$137,915,847	$141,561,867	$20,329,978	$18,071,104	$60,070,725	$37,133,837
Undistributed net investment income at end of year	$17,629	$114,065	$61,037	$33,073	$84,308	$21,470
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,200,000	3,550,000	1,100,000	1,050,000	2,050,000	2,600,000
Shares repurchased	(2,850,000)	(4,350,000)	(1,150,000)	(1,250,000)	(1,650,000)	(3,450,000)
Shares outstanding, beginning of year	3,500,000	4,300,000	900,000	1,100,000	1,150,000	2,000,000
Shares outstanding, end of year	2,850,000	3,500,000	850,000	900,000	1,550,000	1,150,000

65

Statements of Changes in Net Assets (Continued)

	PowerShares Dynamic Industrials Sector Portfolio (PRN)		PowerShares Dynamic Technology Sector Portfolio (PTF)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$494,811	$429,055	$187,651	$10,124
Net realized gain (loss)	2,227,742	(4,850,198)	1,922,360	(1,839,408)
Net change in unrealized appreciation (depreciation)	4,044,778	(8,925,666)	166,645	(604,634)
Net increase (decrease) in net assets resulting from operations	6,767,331	(13,346,809)	2,276,656	(2,433,918)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(607,832)	(355,923)	(220,275)	—
Return of capital	(39,658)	—	—	—
Total distributions to shareholders	(647,490)	(355,923)	(220,275)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	31,963,235	68,247,178	21,294,978	34,288,268
Value of shares repurchased	(29,526,956)	(138,155,848)	(22,685,236)	(50,260,948)
Net increase (decrease) in net assets resulting from shares transactions	2,436,279	(69,908,670)	(1,390,258)	(15,972,680)
Increase (Decrease) in Net Assets	8,556,120	(83,611,402)	666,123	(18,406,598)
NET ASSETS:
Beginning of year	30,017,315	113,628,717	31,386,801	49,793,399
End of year	$38,573,435	$30,017,315	$32,052,924	$31,386,801
Undistributed net investment income (loss) at end of year	$(8,290)	$104,690	$(27,274)	$5,350
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,000,000	2,300,000	800,000	1,350,000
Shares repurchased	(950,000)	(4,800,000)	(850,000)	(2,000,000)
Shares outstanding, beginning of year	1,000,000	3,500,000	1,150,000	1,800,000
Shares outstanding, end of year	1,050,000	1,000,000	1,100,000	1,150,000

See Notes to Financial Statements.

66

	PowerShares Dynamic Utilities Portfolio (PUI)		PowerShares NASDAQ Internet Portfolio (PNQI)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$1,033,426	$1,342,100	$(8,440)	$(113,519)
Net realized gain (loss)	866,472	(5,616,112)	5,214,400	3,127,644
Net change in unrealized appreciation (depreciation)	6,101,677	(4,451,910)	243,934	(2,982,302)
Net increase (decrease) in net assets resulting from operations	8,001,575	(8,725,922)	5,449,894	31,823
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,054,339)	(1,320,323)	(27,038)	—
Return of capital	—	—	—	—
Total distributions to shareholders	(1,054,339)	(1,320,323)	(27,038)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,274,609	132,535,190	26,166,289	32,552,217
Value of shares repurchased	(23,011,381)	(126,184,308)	(30,742,175)	(14,413,130)
Net increase (decrease) in net assets resulting from shares transactions	(7,736,772)	6,350,882	(4,575,886)	18,139,087
Increase (Decrease) in Net Assets	(789,536)	(3,695,363)	846,970	18,170,910
NET ASSETS:
Beginning of year	43,393,478	47,088,841	63,678,171	45,507,261
End of year	$42,603,942	$43,393,478	$64,525,141	$63,678,171
Undistributed net investment income (loss) at end of year	$114,772	$135,685	$(45,192)	$(9,714)
CHANGES IN SHARES OUTSTANDING:
Shares sold	900,000	7,650,000	600,000	850,000
Shares repurchased	(1,350,000)	(7,800,000)	(750,000)	(400,000)
Shares outstanding, beginning of year	2,600,000	2,750,000	1,550,000	1,100,000
Shares outstanding, end of year	2,150,000	2,600,000	1,400,000	1,550,000

67

Financial Highlights

PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)

	Year Ended April 30,
	2013	2012	2011		2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$38.24	$40.66	$31.30		$20.14	$36.29
Net investment income(a)	0.63	0.47	0.86	(b)	0.28	0.42
Net realized and unrealized gain (loss) on investments	5.16	(2.46)	9.34		11.20	(16.15)
Total from investment operations	5.79	(1.99)	10.20		11.48	(15.73)
Distributions to shareholders from:
Net investment income	(0.65)	(0.43)	(0.84)		(0.32)	(0.42)
Net asset value at end of year	$43.38	$38.24	$40.66		$31.30	$20.14
Market price at end of year(c)	$43.29	$38.20	$40.67		$31.34	$20.15
NET ASSET VALUE, TOTAL RETURN(d)	15.37%	(4.76)%	33.12%		57.46%	(43.63)%
MARKET PRICE TOTAL RETURN(d)	15.26%	(4.88)%	32.98%		57.59%	(43.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$80,253	$66,924	$97,591		$48,517	$18,129
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%		0.65%	0.65%
Expenses, prior to Waivers	0.72%	0.76%	0.79%		0.91%	0.97%
Net investment income, after Waivers	1.59%	1.33%	2.56	%(b)	1.05%	1.57%
Portfolio turnover rate(e)	63%	78%	28%		46%	47%

PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$29.90	$27.54	$23.72	$17.07	$22.45
Net investment income(a)	0.39	0.18	0.20	0.06	0.13
Net realized and unrealized gain (loss) on investments	4.24	2.37	3.79	6.65	(5.35)
Total from investment operations	4.63	2.55	3.99	6.71	(5.22)
Distributions to shareholders from:
Net investment income	(0.34)	(0.19)	(0.17)	(0.06)	(0.15)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.34)	(0.19)	(0.17)	(0.06)	(0.16)
Net asset value at end of year	$34.19	$29.90	$27.54	$23.72	$17.07
Market price at end of year(c)	$34.16	$29.89	$27.53	$23.74	$17.07
NET ASSET VALUE, TOTAL RETURN(d)	15.67%	9.41%	16.91%	39.37%	(23.19)%
MARKET PRICE TOTAL RETURN(d)	15.60%	9.41%	16.77%	39.49%	(23.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$23,933	$19,437	$20,657	$21,345	$13,658
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.64%
Expenses, prior to Waivers	0.93%	1.19%	1.24%	1.32%	1.68%
Net investment income, after Waivers	1.29%	0.69%	0.86%	0.31%	0.81%
Portfolio turnover rate(e)	130%	88%	68%	86%	157%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.26 and 0.78%, respectively.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

68

Financial Highlights (Continued)

PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$32.61	$31.36	$26.74	$20.81	$26.75
Net investment income(a)	0.66	0.48	0.52	0.36	0.45
Net realized and unrealized gain (loss) on investments	7.13	1.22	4.61	5.99	(6.04)
Total from investment operations	7.79	1.70	5.13	6.35	(5.59)
Distributions to shareholders from:
Net investment income	(0.71)	(0.45)	(0.51)	(0.42)	(0.35)
Net asset value at end of year	$39.69	$32.61	$31.36	$26.74	$20.81
Market price at end of year(b)	$39.67	$32.60	$31.37	$26.74	$20.79
NET ASSET VALUE, TOTAL RETURN(c)	24.29%	5.53%	19.46%	30.87%	(21.02)%
MARKET PRICE TOTAL RETURN(c)	24.27%	5.47%	19.50%	30.99%	(21.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$37,708	$39,131	$40,772	$38,772	$37,453
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.82%	0.89%	0.94%	0.87%	0.94%
Net investment income, after Waivers	1.94%	1.54%	1.91%	1.50%	2.07%
Portfolio turnover rate(d)	57%	35%	54%	67%	48%

PowerShares Dynamic Energy Sector Portfolio (PXI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$40.45	$44.63	$29.75	$19.91	$38.80
Net investment income(a)	0.47	0.21	0.32	0.20	0.18
Net realized and unrealized gain (loss) on investments	8.13	(4.15)	14.77	9.87	(18.93)
Total from investment operations	8.60	(3.94)	15.09	10.07	(18.75)
Distributions to shareholders from:
Net investment income	(0.66)	(0.24)	(0.21)	(0.23)	(0.14)
Net asset value at end of year	$48.39	$40.45	$44.63	$29.75	$19.91
Market price at end of year(b)	$48.36	$40.47	$44.65	$29.75	$19.92
NET ASSET VALUE, TOTAL RETURN(c)	21.48%	(8.79)%	51.01%	50.81%	(48.52)%
MARKET PRICE TOTAL RETURN(c)	21.35%	(8.78)%	51.07%	50.73%	(48.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$137,916	$141,562	$191,903	$38,671	$25,878
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.66%	0.74%	0.93%	0.98%
Net investment income, after Waivers	1.10%	0.54%	0.90%	0.79%	0.65%
Portfolio turnover rate(d)	80%	107%	35%	63%	67%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

69

Financial Highlights (Continued)

PowerShares Dynamic Financial Sector Portfolio (PFI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$20.08	$20.45	$18.46	$14.63	$22.94
Net investment income(a)	0.35	0.25	0.27	0.21	0.24
Net realized and unrealized gain (loss) on investments	3.83	(0.42)	2.04	3.84	(8.33)
Total from investment operations	4.18	(0.17)	2.31	4.05	(8.09)
Distributions to shareholders from:
Net investment income	(0.34)	(0.20)	(0.32)	(0.22)	(0.22)
Net asset value at end of year	$23.92	$20.08	$20.45	$18.46	$14.63
Market price at end of year(b)	$23.90	$20.07	$20.44	$18.45	$14.60
NET ASSET VALUE, TOTAL RETURN(c)	21.07%	(0.66)%	12.76%	27.90%	(35.53)%
MARKET PRICE TOTAL RETURN(c)	21.03%	(0.66)%	12.77%	28.09%	(35.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$20,330	$18,071	$22,492	$17,539	$14,630
Ratio to average net assets of:
Expenses, after Waivers(d)	0.66%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.10%	1.21%	1.30%	1.25%	1.13%
Net investment income, after Waivers	1.66%	1.33%	1.50%	1.26%	1.27%
Portfolio turnover rate(e)	118%	102%	59%	97%	66%

PowerShares Dynamic Healthcare Sector Portfolio (PTH)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$32.29	$31.41	$25.68	$17.89	$25.87
Net investment income (loss)(a)	0.43	0.02	(0.05)	0.03	0.02
Net realized and unrealized gain (loss) on investments	6.39	0.86	5.78	7.84	(8.00)
Total from investment operations	6.82	0.88	5.73	7.87	(7.98)
Distributions to shareholders from:
Net investment income	(0.35)	—	—	(0.05)	—
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.35)	—	—	(0.08)	—
Net asset value at end of year	$38.76	$32.29	$31.41	$25.68	$17.89
Market price at end of year(b)	$38.69	$32.30	$31.44	$25.67	$17.86
NET ASSET VALUE, TOTAL RETURN(c)	21.31%	2.80%	22.31%	44.09%	(30.85)%
MARKET PRICE TOTAL RETURN(c)	21.06%	2.74%	22.48%	44.28%	(30.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$60,071	$37,134	$62,822	$97,598	$71,576
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.74%	0.82%	0.84%	0.72%	0.71%
Net investment income (loss), after Waivers	1.26%	0.05%	(0.21)%	0.13%	0.10%
Portfolio turnover rate(e)	93%	99%	63%	79%	96%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund's total return.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

70

Financial Highlights (Continued)

PowerShares Dynamic Industrials Sector Portfolio (PRN)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$30.02	$32.47	$25.21	$18.85	$30.33
Net investment income(a)	0.52	0.22	0.17	0.20	0.22
Net realized and unrealized gain (loss) on investments	6.89	(2.48)	7.29	6.48	(11.55)
Total from investment operations	7.41	(2.26)	7.46	6.68	(11.33)
Distributions to shareholders from:
Net investment income	(0.65)	(0.19)	(0.20)	(0.32)	(0.15)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.69)	(0.19)	(0.20)	(0.32)	(0.15)
Net asset value at end of year	$36.74	$30.02	$32.47	$25.21	$18.85
Market price at end of year(b)	$36.72	$30.00	$32.48	$25.20	$18.82
NET ASSET VALUE, TOTAL RETURN(c)	25.18%	(6.91)%	29.83%	35.73%	(37.41)%
MARKET PRICE TOTAL RETURN(c)	25.19%	(7.00)%	29.92%	35.89%	(37.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$38,573	$30,017	$113,629	$32,779	$60,324
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.92%	0.80%	0.88%	0.82%	0.81%
Net investment income, after Waivers	1.65%	0.77%	0.62%	0.93%	1.05%
Portfolio turnover rate(d)	116%	129%	48%	121%	81%

PowerShares Dynamic Technology Sector Portfolio (PTF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$27.29	$27.66	$23.60	$17.29	$24.83
Net investment income (loss)(a)	0.17	0.01	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.88	(0.38)	4.09	6.36	(7.53)
Total from investment operations	2.05	(0.37)	4.07	6.31	(7.54)
Distributions to shareholders from:
Net investment income	(0.20)	—	—	—	—
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.20)	—	(0.01)	—	—
Net asset value at end of year	$29.14	$27.29	$27.66	$23.60	$17.29
Market price at end of year(b)	$29.06	$27.28	$27.65	$23.59	$17.29
NET ASSET VALUE, TOTAL RETURN(c)	7.59%	(1.34)%	17.26%	36.50%	(30.37)%
MARKET PRICE TOTAL RETURN(c)	7.34%	(1.34)%	17.27%	36.44%	(30.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$32,053	$31,387	$49,793	$38,942	$25,932
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.89%	0.94%	0.91%	0.90%	0.89%
Net investment income (loss), after Waivers	0.63%	0.03%	(0.07)%	(0.24)%	(0.04)%
Portfolio turnover rate(d)	95%	108%	67%	71%	90%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

71

Financial Highlights (Continued)

PowerShares Dynamic Utilities Portfolio (PUI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$16.69	$17.12	$14.96	$13.15	$19.01
Net investment income(a)	0.45	0.41	0.48	0.52	0.54
Net realized and unrealized gain (loss) on investments	3.14	(0.38)	2.19	2.04	(5.95)
Total from investment operations	3.59	0.03	2.67	2.56	(5.41)
Distributions to shareholders from:
Net investment income	(0.46)	(0.46)	(0.51)	(0.75)	(0.45)
Net asset value at end of year	$19.82	$16.69	$17.12	$14.96	$13.15
Market price at end of year(b)	$19.79	$16.66	$17.13	$14.96	$13.13
NET ASSET VALUE, TOTAL RETURN(c)	21.90%	0.26%	18.36%	19.79%	(29.00)%
MARKET PRICE TOTAL RETURN(c)	21.94%	0.02%	18.42%	19.97%	(29.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$42,604	$43,393	$47,089	$38,139	$42,071
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.81%	0.77%	0.89%	0.95%	0.82%
Net investment income, after Waivers	2.54%	2.45%	3.12%	3.71%	3.44%
Portfolio turnover rate(d)	48%	71%	68%	81%	68%

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,				For the Period June 10, 2008 (e) Through
	2013	2012	2011	2010	April 30, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$41.08	$41.37	$27.99	$17.89	$24.72
Net investment income (loss)(a)	(0.01)	(0.08)	(0.06)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	5.04	(0.21)	13.44	10.22	(6.74)
Total from investment operations	5.03	(0.29)	13.38	10.10	(6.82)
Distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.02)	—	—	—	(0.01)
Net asset value at end of period	$46.09	$41.08	$41.37	$27.99	$17.89
Market price at end of period(b)	$46.08	$41.08	$41.40	$28.01	$17.88
NET ASSET VALUE, TOTAL RETURN(c)	12.26%	(0.70)%	47.80%	56.46%	(27.56	)%(f)
MARKET PRICE TOTAL RETURN(c)	12.23%	(0.77)%	47.81%	56.65%	(27.60	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$64,525	$63,678	$45,507	$15,396	$1,789
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60	%(g)
Net investment income (loss)	(0.02)%	(0.22)%	(0.17)%	(0.46)%	(0.51	)%(g)
Portfolio turnover rate(d)	20%	23%	20%	23%	25%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Commencement of Investment Operations.

(f)  The net asset value, total return from Fund Inception (June 12, 2008, the first day of trading on the Exchange) to April 30, 2009 was (25.33)%. The market price total return from Fund Inception to April 30, 2009 was (26.53)%.

(g)  Annualized.

See Notes to Financial Statements.

72

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)	"Dynamic Basic Materials Sector Portfolio"
PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)	"Dynamic Consumer Discretionary Sector Portfolio"
PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)	"Dynamic Consumer Staples Sector Portfolio"
PowerShares Dynamic Energy Sector Portfolio (PXI)	"Dynamic Energy Sector Portfolio"
PowerShares Dynamic Financial Sector Portfolio (PFI)	"Dynamic Financial Sector Portfolio"
PowerShares Dynamic Healthcare Sector Portfolio (PTH)	"Dynamic Healthcare Sector Portfolio"
PowerShares Dynamic Industrials Sector Portfolio (PRN)	"Dynamic Industrials Sector Portfolio"
PowerShares Dynamic Technology Sector Portfolio (PTF)	"Dynamic Technology Sector Portfolio"
PowerShares Dynamic Utilities Portfolio (PUI)	"Dynamic Utilities Portfolio"
PowerShares NASDAQ Internet Portfolio (PNQI)	"NASDAQ Internet Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca"), except for Shares of NASDAQ Internet Portfolio, which is listed and traded on The NASDAQ Stock Market LLC.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index
Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index
Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index
Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index

73

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Fund	Index
Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index
Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index
Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index
Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index
Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index
NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the

74

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

75

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Diversified Fund Risk. NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on

76

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any and extraordinary expenses.

NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies' expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

77

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	For the year ended April 30, 2013	For the year ended April 30, 2012
Dynamic Basic Materials Sector Portfolio	$(30,704)	$169,953
Dynamic Consumer Discretionary Sector Portfolio	25,919	(11,525)
Dynamic Consumer Staples Sector Portfolio	63,706	24,783
Dynamic Energy Sector Portfolio	199,549	89,274
Dynamic Financial Sector Portfolio	5,221	4,825
Dynamic Healthcare Sector Portfolio	(41,271)	(5,884)
Dynamic Industrials Sector Portfolio	447	(23,686)
Dynamic Technology Sector Portfolio	2,778	(66,735)
Dynamic Utilities Portfolio	(47,963)	132,362
NASDAQ Internet Portfolio	(33,133)	55,608

*  An equal offsetting amount was made to the operations section of the Statement of Changes in Net Assets

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the Year Ended April 30,
	2013	2012	2011	2010	2009
Dynamic Basic Materials Sector Portfolio	$0.02	$(0.09)	$0.25	$0.04	$(0.01)
Dynamic Consumer Discretionary Sector Portfolio	(0.03)	0.02	0.02	(0.02)	(0.09)
Dynamic Consumer Staples Sector Portfolio	(0.06)	(0.02)	(0.03)	(0.06)	0.15
Dynamic Energy Sector Portfolio	(0.07)	(0.02)	0.11	(0.00)	0.03
Dynamic Financial Sector Portfolio	(0.01)	(0.01)	0.00	(0.00)	0.00
Dynamic Healthcare Sector Portfolio	0.03	0.00	0.06	0.00	0.01
Dynamic Industrials Sector Portfolio	(0.00)	0.01	(0.01)	(0.06)	0.03
Dynamic Technology Sector Portfolio	(0.00)	0.05	(0.01)	(0.01)	(0.02)
Dynamic Utilities Portfolio	0.02	(0.04)	(0.01)	(0.17)	0.00

78

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

	For the Year Ended April 30,				For the Period June 10, 2008 through
	2013	2012	2011	2010	April 30, 2009
NASDAQ Internet Portfolio	$0.03	$(0.04)	$(0.10)	$(0.13)	$0.00

H. Securities Lending

NASDAQ Internet Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for NASDAQ Internet Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund's average daily net assets. The Adviser has agreed to pay for substantially all expenses of NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any and other extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any and extraordinary expenses) of each Fund other than NASDAQ Internet Portfolio from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), through at least August 31, 2014. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

79

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to NASDAQ Internet Portfolio.

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/14	04/30/15	04/30/16
Dynamic Basic Materials Sector Portfolio	$214,983	$94,698	$73,906	$46,379
Dynamic Consumer Discretionary Sector Portfolio	300,123	117,064	106,566	76,493
Dynamic Consumer Staples Sector Portfolio	265,093	109,908	91,705	63,480
Dynamic Energy Sector Portfolio	122,351	76,991	13,542	31,818
Dynamic Financial Sector Portfolio	306,867	119,239	104,587	83,041
Dynamic Healthcare Sector Portfolio	249,774	112,529	95,928	41,317
Dynamic Industrials Sector Portfolio	269,998	106,180	81,718	82,100
Dynamic Technology Sector Portfolio	268,905	102,827	93,489	72,589
Dynamic Utilities Portfolio	256,528	107,230	77,540	71,758

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each a "Licensor"):

Fund	Licensor
Dynamic Basic Materials Sector Portfolio	NYSE Arca
Dynamic Consumer Discretionary Sector Portfolio	NYSE Arca
Dynamic Consumer Staples Sector Portfolio	NYSE Arca
Dynamic Energy Sector Portfolio	NYSE Arca
Dynamic Financial Sector Portfolio	NYSE Arca
Dynamic Healthcare Sector Portfolio	NYSE Arca
Dynamic Industrials Sector Portfolio	NYSE Arca
Dynamic Technology Sector Portfolio	NYSE Arca
Dynamic Utilities Portfolio	NYSE Arca
NASDAQ Internet Portfolio	NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.
80

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a subsidiary of Invesco Ltd. and therefore Invesco Ltd. is considered to be affiliated with Dynamic Financial Sector Portfolio. The table below shows the Fund's transactions in, and earnings from, its investments in Invesco Ltd. for the fiscal year ended April 30, 2013.

Dynamic Financial Sector Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Loss	Value April 30, 2013	Dividend Income
Invesco Ltd.	$449,306	$6,143	$(395,487)	$1,984	$(61,946)	$—	$3,167

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

81

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013		2012
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Dynamic Basic Materials Sector Portfolio	$1,050,895	$—	$838,951	$—
Dynamic Consumer Discretionary Sector Portfolio	332,955	—	149,036	—
Dynamic Consumer Staples Sector Portfolio	761,607	—	566,981	—
Dynamic Energy Sector Portfolio	1,757,378	—	960,095	—
Dynamic Financial Sector Portfolio	308,168	—	214,150	—
Dynamic Healthcare Sector Portfolio	519,661	—	—	—
Dynamic Industrials Sector Portfolio	607,832	39,658	355,923	—
Dynamic Technology Sector Portfolio	220,275	—	—	—
Dynamic Utilities Portfolio	1,054,339	—	1,320,323	—
NASDAQ Internet Portfolio	27,038	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation — Investment Securities	Capital Loss Carryforward	Late-Year Ordinary/ Post-October Losses Capital Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Basic Materials Sector Portfolio	$133,500	$(8,292)	$9,063,607	$(21,628,590)	$(1,092,559)	$93,785,469	$80,253,135
Dynamic Consumer Discretionary Sector Portfolio	27,337	(7,028)	3,027,509	(9,383,335)	(894,739)	31,163,346	23,933,090
Dynamic Consumer Staples Sector Portfolio	95,883	(7,771)	8,154,962	(11,621,278)	(530,970)	41,617,090	37,707,916
Dynamic Energy Sector Portfolio	26,803	(9,174)	14,047,684	(25,072,035)	(2,865,171)	151,787,740	137,915,847
Dynamic Financial Sector Portfolio	69,146	(8,109)	2,721,051	(11,952,592)	(77,314)	29,577,796	20,329,978
Dynamic Healthcare Sector Portfolio	93,876	(9,568)	7,777,985	(51,791,179)	(918,534)	104,918,145	60,070,725
Dynamic Industrials Sector Portfolio	—	(8,290)	5,314,607	(43,444,871)	(37,612)	76,749,601	38,573,435
Dynamic Technology Sector Portfolio**	—	(7,786)	4,423,975	(30,181,343)	(1,032,800)	58,850,878	32,052,924
Dynamic Utilities Portfolio	122,840	(8,068)	6,498,039	(17,374,744)	(460,236)	53,826,111	42,603,942
NASDAQ Internet Portfolio**	—	—	6,634,677	(1,744,063)	(2,303,610)	61,938,137	64,525,141

*  Includes net capital losses incurred after October 31 ("Post-October Capital Losses") and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year ("Late-Year Ordinary Losses"), that are deemed to arise on the first business day of each Fund's next taxable year.

**  Dynamic Technology Portfolio and NASDAQ Internet Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $19,488 and $45,192 and Post-October Capital Losses of $1,013,312, and $2,258,418, respectively.

82

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of April 30, 2013, which expires as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*
Dynamic Basic Materials Sector Portfolio	$—	$205,528	$3,783,798	$4,534,904	$2,521,492	$8,909,869	$1,672,999	$21,628,590
Dynamic Consumer Discretionary Sector Portfolio	—	1,246,058	1,993,654	—	2,042,056	4,101,567	—	9,383,335
Dynamic Consumer Staples Sector Portfolio	—	634,544	2,156,980	3,935,363	1,180,566	3,579,323	134,502	11,621,278
Dynamic Energy Sector Portfolio	—	880,885	2,869,667	3,914,682	1,167,692	15,165,606	1,073,503	25,072,035
Dynamic Financial Sector Portfolio	—	614,940	1,821,971	4,413,894	1,979,006	3,051,498	71,283	11,952,592
Dynamic Healthcare Sector Portfolio	—	2,234,184	17,890,879	18,737,951	2,739,963	9,956,355	231,847	51,791,179
Dynamic Industrials Sector Portfolio	—	1,476,057	6,525,387	21,245,288	2,746,746	11,306,561	144,832	43,444,871
Dynamic Technology Sector Portfolio	—	2,465,875	8,220,697	7,658,564	3,016,840	8,744,270	75,097	30,181,343
Dynamic Utilities Portfolio	430,964	2,124,736	1,366,073	5,885,935	874,386	4,628,005	2,064,645	17,374,744
NASDAQ Internet Portfolio	—	—	—	3,360	74,863	691,683	974,157	1,744,063

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Basic Materials Sector Portfolio	$42,190,603	$43,819,603
Dynamic Consumer Discretionary Sector Portfolio	35,287,489	35,433,473
Dynamic Consumer Staples Sector Portfolio	21,277,071	21,084,484
Dynamic Energy Sector Portfolio	101,421,643	99,514,064
Dynamic Financial Sector Portfolio	22,393,868	21,983,488
Dynamic Healthcare Sector Portfolio	43,386,899	43,286,047
Dynamic Industrials Sector Portfolio	35,120,101	35,309,845
Dynamic Technology Sector Portfolio	29,450,377	28,503,119
Dynamic Utilities Portfolio	19,978,451	19,771,092
NASDAQ Internet Portfolio	11,027,402	11,278,143

83

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic Basic Materials Sector Portfolio	$65,363,739	$57,889,175
Dynamic Consumer Discretionary Sector Portfolio	50,884,537	50,647,718
Dynamic Consumer Staples Sector Portfolio	20,222,317	29,031,353
Dynamic Energy Sector Portfolio	96,998,619	121,963,219
Dynamic Financial Sector Portfolio	24,462,007	26,028,602
Dynamic Healthcare Sector Portfolio	70,851,988	57,517,052
Dynamic Industrials Sector Portfolio	35,932,081	33,363,502
Dynamic Technology Sector Portfolio	24,282,637	26,387,510
Dynamic Utilities Portfolio	16,087,027	23,758,035
NASDAQ Internet Portfolio	25,052,859	29,146,562

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic Basic Materials Sector Portfolio	$71,255,200	$9,063,607	$10,829,963	$(1,766,356)
Dynamic Consumer Discretionary Sector Portfolio	20,992,906	3,027,509	3,086,827	(59,318)
Dynamic Consumer Staples Sector Portfolio	29,618,866	8,154,962	8,243,084	(88,122)
Dynamic Energy Sector Portfolio	124,036,478	14,047,684	19,241,743	(5,194,059)
Dynamic Financial Sector Portfolio	17,687,715	2,721,051	2,791,030	(69,979)
Dynamic Healthcare Sector Portfolio	52,379,891	7,777,985	8,138,353	(360,368)
Dynamic Industrials Sector Portfolio	33,353,332	5,314,607	5,479,202	(164,595)
Dynamic Technology Sector Portfolio	27,712,012	4,423,975	4,873,867	(449,892)
Dynamic Utilities Portfolio	36,492,369	6,498,039	7,673,678	(1,175,639)
NASDAQ Internet Portfolio	60,265,499	6,634,677	9,998,763	(3,364,086)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss)

84

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Basic Materials Sector Portfolio	$1,628	$(8,094,652)	$8,093,024
Dynamic Consumer Discretionary Sector Portfolio	(19,426)	(6,073,112)	6,092,538
Dynamic Consumer Staples Sector Portfolio	—	(6,011,395)	6,011,395
Dynamic Energy Sector Portfolio	314,525	(14,926,513)	14,611,988
Dynamic Financial Sector Portfolio	25,395	(3,059,261)	3,033,866
Dynamic Healthcare Sector Portfolio	—	(7,111,386)	7,111,386
Dynamic Industrials Sector Portfolio	41	(4,012,898)	4,012,857
Dynamic Technology Sector Portfolio	—	(4,924,859)	4,924,859
Dynamic Utilities Portfolio	—	(2,305,217)	2,305,217
NASDAQ Internet Portfolio	—	(8,032,231)	8,032,231

Note 9. Trustees' Fees

The Funds compensate each Independent Trustee. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet Portfolio. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral

85

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

86

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Portfolio and PowerShares NASDAQ Internet Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the change in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

87

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
Dynamic Basic Materials Sector Portfolio	100%	100%
Dynamic Consumer Discretionary Sector Portfolio	100%	100%
Dynamic Consumer Staples Sector Portfolio	100%	100%
Dynamic Energy Sector Portfolio	100%	100%
Dynamic Financial Sector Portfolio	100%	100%
Dynamic Healthcare Sector Portfolio	100%	100%
Dynamic Industrials Sector Portfolio	100%	100%
Dynamic Technology Sector Portfolio	100%	100%
Dynamic Utilities Portfolio	100%	100%
NASDAQ Internet Portfolio	0%	0%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

88

Supplemental Information

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

89

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

90

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

91

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

92

Supplemental Information (Continued)

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

93

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

94

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

95

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

96

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

97

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares

98

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

99

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core

100

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

101

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

102

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement for PowerShares NASDAQ Internet Portfolio

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a "Fund" and together, the "Funds").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds

103

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement for PowerShares NASDAQ Internet Portfolio (Continued)

("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not provide investment advisory services to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio's advisory fee was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio's advisory fee was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indexes, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to each Fund was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

104

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-3

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

PowerShares Dynamic Large Cap Value Portfolio (PWV)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

PowerShares Zacks Micro Cap Portfolio (PZI)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	51
Fundamental Pure and Style Portfolios
Schedules of Investments
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	53
PowerShares Dynamic Large Cap Value Portfolio (PWV)	54
PowerShares Fundamental Pure Large Core Portfolio (PXLC)	55
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	56
PowerShares Fundamental Pure Large Value Portfolio (PXLV)	57
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	59
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	61
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	63
PowerShares Fundamental Pure Small Core Portfolio (PXSC)	66
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	72
PowerShares Fundamental Pure Small Value Portfolio (PXSV)	78
PowerShares Zacks Micro Cap Portfolio (PZI)	87
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Changes in Net Assets	96
Financial Highlights	100
Notes to Financial Statements	106
Report of Independent Registered Public Accounting Firm	122
Tax Information	123
Trustees and Officers	124
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	133

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

2

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Manager's Analysis

PowerShares Dynamic Large Cap Growth Portfolio (ticker: PWB)

As an index fund, the PowerShares Dynamic Large Cap Growth Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the index provider, selects and ranks companies for inclusion in the Index based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The index provider then ranks the universe by market cap to determine the largest 250 companies, and then divides these stocks into two groups: the 100 most growth companies and the 100 most value companies based on a multi-factor methodology. The Index includes the largest 50 growth stocks, ranks them according to their model score and separates them into two groups: largest and smallest, based on market capitalization. The index then selects the 15 top-ranked relatively larger stocks that, which collectively receive 50% of the Index weighting and the 35 top-ranked relatively smaller stocks, which collectively receive 50% of the Index weighting.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 14.92%. On a net asset value ("NAV") basis, the Fund returned 14.97%. During the same time period, the Index returned 15.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance (on a NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Growth Index returned 13.95%, the Russell 1000® Growth Index returned 12.60%, and the S&P 500® Index returned 16.89%. The S&P 500® Growth Index, Russell 1000® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 292, 576 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Growth Index and Russell 1000® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to large cap growth stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific large cap growth stock relevance as these indices, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P 500® Growth Index and the Russell 1000® Growth Index, the Fund was underweight in the Information Technology sector and overweight in the Consumer Discretionary sector while also benefiting from performance of specific stocks that were included in the Index from the Consumer Discretionary sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these sector allocations and that positive stock performance.

4

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Growth Portfolio (ticker: PWB)

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Staples sector and experienced the poor performance of specific stocks within the Index from that sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation and that specific poor stock performance.

For the fiscal year ended April 30, 2013, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Health Care and Financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Home Depot Inc., a consumer discretionary company (portfolio average weight of 3.43%); and Comcast Corp. Class A, a consumer discretionary company (portfolio average weight of 3.46%). Positions that detracted most significantly from the Fund's return included Apple Inc., an information technology company (portfolio average weight of 3.17%); and Teradata Corp., an information technology company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Consumer Discretionary	30.0
Information Technology	21.4
Consumer Staples	13.5
Financials	11.9
Health Care	11.4
Materials	4.2
Industrials	3.4
Energy	2.7
Telecommunication Services	1.5
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Gilead Sciences, Inc.	3.7
Walt Disney Co. (The)	3.6
Home Depot, Inc. (The)	3.5
Union Pacific Corp.	3.4
News Corp., Class A	3.4
Visa, Inc., Class A	3.3
MasterCard, Inc., Class A	3.3
Berkshire Hathaway, Inc., Class B	3.3
Comcast Corp., Class A	3.2
Google, Inc., Class A	3.2
Total	33.9

5

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Growth Portfolio (ticker: PWB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Large Cap Growth IntellidexSM Index	15.62%	14.35%	49.54%	5.76%	32.29%	5.80%	58.44%
S&P 500® Growth Index	13.95%	13.60%	46.61%	6.68%	38.15%	6.42%	66.28%
Russell 1000® Growth Index	12.60%	13.44%	45.97%	6.66%	38.01%	6.82%	71.45%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	14.97%	13.61%	46.65%	5.05%	27.93%	5.09%	49.98%
Market Price Return	14.92%	13.60%	46.58%	5.04%	27.87%	5.06%	49.61%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

6

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Manager's Analysis

PowerShares Dynamic Large Cap Value Portfolio (ticker: PWV)

As an index fund, the PowerShares Dynamic Large Cap Value Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the index provider, selects and ranks companies for inclusion in the Index based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The index provider then ranks the universe by market cap to determine the largest 250 companies, and then divides these stocks into two groups: the 100 most growth companies and the 100 most value companies based on a multi-factor methodology. The Index includes the largest 50 value stocks, ranks them according to their model score and separates them into two groups: largest and smallest, based on market capitalization. The index then selects the 15 top-ranked relatively larger stocks that, which collectively receive 50% of the Index weighting and the 35 top-ranked relatively smaller stocks, which collectively receive 50% of the Index weighting.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 24.72%. On a net asset value ("NAV") basis, the Fund returned 24.55%. During the same time period, the Index returned 25.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Value Index returned 20.33%, the Russell 1000® Value Index returned 21.80%, and the S&P 500® Index returned 16.89%. The S&P 500® Value Index, Russell 1000® Value Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 358, 698 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P 500® Value Index and Russell 1000® Value Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to large cap value stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific large cap value stock relevance as these indices; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices, in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P 500® Value Index and the Russell 1000® Value Index, the Fund was overweight in the Energy and Health Care sectors and underweight in the Consumer Staples sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during the period can be attributed to these sector allocations.

8

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Value Portfolio (ticker: PWV)

Relative to the S&P 500® Index, the Fund benefited from positive performance of certain stocks included in the Index from the Energy and Consumer Discretionary sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to the positive performance of these stocks.

For the fiscal year ended April 30, 2013, the Health Care sector contributed most significantly to the Fund's return, followed by the Energy and Financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 1.86%); and Phillips 66, an energy company (portfolio average weight of 1.38%). Positions that detracted most significantly from the Fund's return included Archer Daniels Midland Co., a consumer staples company (no longer held at April 30, 2013); and Prudential Financial, Inc., a financials company (portfolio average weight of 0.35%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	22.1
Health Care	20.8
Energy	13.3
Information Technology	11.0
Telecommunication Services	8.4
Consumer Staples	8.0
Industrials	7.5
Utilities	4.4
Consumer Discretionary	3.0
Materials	1.5
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Microsoft Corp.	3.7
Verizon Communications, Inc.	3.7
Johnson & Johnson	3.5
Wal-Mart Stores, Inc.	3.4
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wells Fargo & Co.	3.3
Chevron Corp.	3.3
AT&T, Inc.	3.3
ConocoPhillips	3.2
Total	34.1

9

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Value Portfolio (ticker: PWV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Large Cap Value IntellidexSM Index	25.49%	15.27%	53.14%	8.79%	52.40%	9.59%	111.18%
S&P 500® Value Index	20.33%	12.08%	40.81%	3.68%	19.79%	4.96%	48.50%
Russell 1000® Value Index	21.80%	12.35%	41.81%	4.17%	22.66%	5.19%	51.16%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	24.55%	14.50%	50.11%	8.03%	47.11%	8.84%	99.59%
Market Price Return	24.72%	14.49%	50.08%	8.05%	47.25%	8.83%	99.40%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

10

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Manager's Analysis

PowerShares Fundamental Pure Large Core Portfolio (ticker: PXLC)

As an index fund, the PowerShares Fundamental Pure Large Core Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Core Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, and income, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "large" and "core" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 19.15%. On a net asset value ("NAV") basis, the Fund returned 19.10%. During the same time period, the Blended – RAFI® Fundamental Large Core Index returned 19.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Top 200® Index returned 16.30%, and the S&P 500® Index returned 16.89%. The Russell Top 200® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 194 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Russell Top 200® Index and the S&P 500® Index to provide comparative benchmark performance measurement because of their recognition in the marketplace and their similar exposure to large cap U.S. stocks.

The performance of the Fund differed from these Benchmark Indices, in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the Russell Top 200® Index, the Fund was similarly exposed to the Consumer Discretionary sector, overweight in the Health Care sector, and underweight in the Energy sector and benefited from the positive performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the Russell Top 200® Index during that period can be attributed to these sector allocations and the performance of these specific stocks.

Relative to the S&P 500® Index, the Fund was overweight in the Health Care sector and underweight in the Consumer Discretionary sector and benefited from the positive performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and the performance of these specific stocks.

For the fiscal year ended April 30, 2013, the Health Care sector contributed most significantly to the Fund's return, followed by the Consumer Staples and Consumer Discretionary sectors, respectively. The Information Technology sector detracted most from the Fund's return.

12

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Core Portfolio (ticker: PXLC)

Positions that contributed most significantly to the Fund's return included Johnson & Johnson, a health care company (portfolio average weight of 5.71%); and Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 5.37%). Positions that detracted most significantly from the Fund's return included Microsoft Corp., an information technology company (no longer held at April 30, 2013); and Intel Corp., an information technology company (portfolio average weight of 3.17%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	22.2
Health Care	20.6
Consumer Staples	15.3
Consumer Discretionary	12.8
Information Technology	10.3
Industrials	9.0
Energy	5.1
Materials	2.5
Utilities	2.2
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Wells Fargo & Co.	6.4
Johnson & Johnson	5.7
Procter & Gamble Co. (The)	5.2
Berkshire Hathaway, Inc., Class B	5.0
Wal-Mart Stores, Inc.	4.7
Intel Corp.	3.9
International Business Machines Corp.	3.9
Ford Motor Co.	3.2
Abbott Laboratories	2.5
UnitedHealth Group, Inc.	2.2
Total	42.7

13

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Core Portfolio (ticker: PXLC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Large Core Index††	19.57%	13.10%	44.67%	6.24%	35.35%	5.65%	42.24%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.29%	30.96%
Russell Top 200® Index	16.30%	12.58%	42.68%	4.80%	26.43%	4.06%	29.08%
Fund
NAV Return	19.10%	12.52%	42.45%	5.61%	31.37%	4.99%	36.67%
Market Price Return	19.15%	12.53%	42.49%	5.62%	31.47%	4.99%	36.62%

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.86%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Large Cap IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Large Core Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

14

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Manager's Analysis

PowerShares Fundamental Pure Large Growth Portfolio (ticker: PXLG)

As an index fund, the PowerShares Fundamental Pure Large Growth Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Growth Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, income, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "large" and "growth" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 14.83%. On a net asset value ("NAV") basis, the Fund returned 14.87%. During the same time period, the Index returned 15.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index returned 12.60%, the S&P 500® Growth Index returned 13.95%, and the S&P 500® Index returned 16.89%. The Russell 1000® Growth Index, S&P 500® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 576, 292 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Russell 1000® Growth Index and S&P 500® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to large cap growth stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the Russell 1000® Growth Index and the S&P 500® Growth Index, the Fund was underweight in the Information Technology sector and overweight in the Consumer Staples sector and benefitted from positive performance of specific stocks that were included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during that period can be attributed to these sector allocations and the positive performance of these specific stocks.

Relative to the S&P 500® Index, the Fund was similarly exposed to the Energy and Materials sectors but suffered from the poor performance of specific stocks that were included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to the poor performance of these specific stocks.

16

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Growth Portfolio (ticker: PXLG)

For the fiscal year ended April 30, 2013, the Consumer Staples sector contributed most significantly to the Fund's return, followed by the Health Care and Information Technology sectors, respectively. The Materials sector detracted most from the Fund's return, followed by the Energy sector.

Positions that contributed most significantly to the Fund's return included Merck & Co., Inc, a health care company (portfolio average weight of 6.37%); and Procter & Gamble Co., a consumer staples company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included Apple, Inc., an information technology company (portfolio average weight of 4.48%); and Freeport-McMoRan Copper & Gold, Inc., a materials company (portfolio average weight of 1.66%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Information Technology	29.8
Consumer Staples	19.6
Energy	13.8
Health Care	12.0
Consumer Discretionary	8.0
Materials	5.7
Financials	4.8
Industrials	4.8
Telecommunication Services	1.5
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Microsoft Corp.	8.3
Apple, Inc.	5.9
Merck & Co., Inc.	5.8
Coca-Cola Co. (The)	4.8
PepsiCo, Inc.	4.2
Philip Morris International, Inc.	4.0
Comcast Corp., Class A	3.7
CVS Caremark Corp.	3.3
Occidental Petroleum Corp.	3.2
Google, Inc., Class A	3.0
Total	46.2

17

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Growth Portfolio (ticker: PXLG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
RAFI® Fundamental Large Growth Index	15.31%	15.79%	31.62%
S&P 500® Growth Index	13.95%	13.10%	25.32%
Russell 1000® Growth Index	12.60%	12.39%	23.88%
S&P 500® Index	16.89%	13.41%	25.95%
Fund
NAV Return	14.87%	15.37%	30.73%
Market Price Return	14.83%	15.39%	30.76%

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 7.69%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

18

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Manager's Analysis

PowerShares Fundamental Pure Large Value Portfolio (ticker: PXLV)

As an index fund, the PowerShares Fundamental Pure Large Value Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Value Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that compose the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the Index classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "large" and "value" for inclusion into the index provider and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 26.53%. On a net asset value ("NAV") basis, the Fund returned 26.41%. During the same time period, the Index returned 26.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index returned 21.80%, the S&P 500® Value Index returned 20.33%, and the S&P 500® Index returned 16.89%. The Russell 1000® Value Index, S&P 500® Value Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 698, 358 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Russell 1000® Value Index and S&P 500® Value Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to large cap value stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the Russell 1000® Value Index and the S&P 500® Value Index, the Fund benefitted from the positive performance of specific stocks included in the Index from the Financials, Telecommunication Services, and Energy sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during that period can be attributed to the performance of these specific stocks.

Relative to the S&P 500® Index, the Fund was overweight in the Financials sector and underweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

20

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Value Portfolio (ticker: PXLV)

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Energy and Telecommunication Services sectors, respectively. The Information Technology sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Bank of America Corp., a financials company (portfolio average weight of 7.05%); and Citigroup Inc., a financials company (portfolio average weight of 4.52%). Positions that detracted most significantly from the Fund's return included Hewlett-Packard Co., an information technology company (portfolio average weight of 1.40%); and Devon Energy Corp., an energy company (portfolio average weight of 0.41%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	25.4
Energy	19.6
Industrials	11.2
Telecommunication Services	11.0
Utilities	9.3
Health Care	6.4
Consumer Staples	6.4
Consumer Discretionary	5.4
Information Technology	3.0
Materials	2.3
Money Market Fund	0.7
Liabilities in excess of other assets	(0.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Exxon Mobil Corp.	8.3
AT&T, Inc.	6.0
Bank of America Corp.	5.5
Chevron Corp.	5.5
General Electric Co.	5.1
JPMorgan Chase & Co.	4.6
Verizon Communications, Inc.	4.3
Citigroup, Inc.	4.2
Pfizer, Inc.	4.0
ConocoPhillips	3.3
Total	50.8

21

Manager's Analysis (Continued)

PowerShares Fundamental Pure Large Value Portfolio (ticker: PXLV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
RAFI® Fundamental Large Value Index	26.92%	16.89%	33.96%
S&P 500® Value Index	20.33%	13.85%	26.84%
Russell 1000® Value Index	21.80%	13.91%	26.98%
S&P 500® Index	16.89%	13.41%	25.95%
Fund
NAV Return	26.41%	16.41%	32.94%
Market Price Return	26.53%	16.50%	33.14%

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 2.87%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

22

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Manager's Analysis

PowerShares Fundamental Pure Mid Core Portfolio (ticker: PXMC)

As an index fund, the PowerShares Fundamental Pure Mid Core Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Core Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "mid" and "core" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 16.00%. On a net asset value ("NAV") basis, the Fund returned 16.16%. During the same time period, the Blended – RAFI® Fundamental Mid Core Index returned 16.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index returned 18.84%, the Russell Midcap® Index returned 19.20%, and the S&P 500® Index returned 16.89%. The S&P MidCap 400® Index, Russell Midcap® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 400, 798 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P MidCap 400® Index and the Russell Midcap® Index to provide comparative benchmark performance measurements because of their recognition in the marketplace and their similar exposure to mid cap U.S. stocks. The S&P 500® Index does not have the same specific mid cap exposure; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P MidCap 400® Index and the Russell Midcap® Index, the Fund suffered from the poor performance of specific stocks included in the Index from the Health Care and Energy sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to these indices during that period can be attributed to the poor performance of these stocks.

Relative to the S&P 500® Index, the Fund was underweight in the Health Care and Energy sectors and suffered from the poor performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and the poor performance of these stocks.

24

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Core Portfolio (ticker: PXMC)

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Consumer Discretionary and Industrials sectors, respectively. The Energy sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Virgin Media, Inc., a consumer discretionary company (portfolio average weight of 1.31%); and Ameriprise Financial Inc., a financials company (portfolio average weight of 1.67%). Positions that detracted most significantly from the Fund's return included NII Holdings Inc., a telecommunication services company (no longer held at April 30, 2013); and Peabody Energy Corp., an energy company (portfolio average weight of 0.82%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	19.5
Consumer Discretionary	18.3
Industrials	16.1
Information Technology	12.0
Health Care	11.0
Energy	7.8
Utilities	4.8
Consumer Staples	4.7
Materials	4.3
Telecommunication Services	1.5
Money Market Fund	0.4
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Becton, Dickinson and Co.	1.6
Ameriprise Financial, Inc.	1.5
Kohl's Corp.	1.5
Ingersoll-Rand PLC	1.4
Vornado Realty Trust REIT	1.4
Equity Residential REIT	1.4
NYSE Euronext	1.3
Boston Properties, Inc. REIT	1.3
Invesco Ltd.	1.3
Franklin Resources, Inc.	1.2
Total	13.9

25

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Core Portfolio (ticker: PXMC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Mid Core Index††	16.63%	11.58%	38.93%	5.30%	29.48%	4.53%	32.81%
S&P MidCap 400® Index	18.84%	13.76%	47.24%	8.37%	49.44%	7.35%	57.64%
Russell Midcap® Index	19.20%	13.70%	47.00%	7.24%	41.83%	5.84%	43.92%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.29%	30.96%
Fund
NAV Return	16.16%	11.00%	36.76%	4.67%	25.64%	3.88%	27.61%
Market Price Return	16.00%	10.99%	36.73%	4.65%	25.51%	3.87%	27.58%

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.98%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Mid Cap IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Mid Core Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

26

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Manager's Analysis

PowerShares Fundamental Pure Mid Growth Portfolio (ticker: PXMG)

As an index fund, the PowerShares Fundamental Pure Mid Growth Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Growth Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, income, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "mid" and "growth" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 16.25%. On a net asset value ("NAV") basis, the Fund returned 16.23%. During the same time period, the Blended – RAFI® Fundamental Mid Growth Index returned 16.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Growth Index returned 16.78%, the Russell Midcap® Growth Index returned 14.42%, and the S&P 500® Index returned 16.89%. The S&P MidCap 400® Growth Index, Russell Midcap® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 225, 461 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P MidCap 400® Growth Index and Russell Midcap® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to mid cap growth stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P MidCap 400® Growth Index, the Fund suffered from relatively poorer performance of specific stocks included in the Index from the Health Care sector, which caused the majority of the Fund's underperformance relative to the S&P MidCap 400® Growth Index during the fiscal year ended April 30, 2013. Relative to the Russell Midcap® Growth Index, the Fund benefited from relatively strong performance of specific stocks in the Index from the Information Technology sector, which caused the majority of the Fund's outperformance relative to the Russell Midcap® Growth Index during the fiscal year ended April 30, 2013.

28

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Growth Portfolio (ticker: PXMG)

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and Materials sector and suffered from relatively poorer performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and stock performance.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Health Care and Industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included US Airways Group Inc., an industrials company (no longer held at April 30, 2013); and BlackRock Inc., a financials company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included Cliffs Natural Resources, Inc., a materials company (portfolio average weight of 0.69%); and Alpha Natural Resources Inc., an energy company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	21.1
Industrials	15.8
Information Technology	14.4
Energy	13.2
Consumer Discretionary	11.5
Health Care	9.4
Materials	8.9
Consumer Staples	4.9
Telecommunication Services	0.8
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
HCP, Inc. REIT	2.1
Prologis, Inc. REIT	2.1
Mosaic Co. (The)	2.1
Cummins, Inc.	1.9
Western Digital Corp.	1.9
Ventas, Inc. REIT	1.9
Precision Castparts Corp.	1.8
Wynn Resorts Ltd.	1.7
Stryker Corp.	1.7
Public Storage REIT	1.7
Total	18.9

29

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Growth Portfolio (ticker: PXMG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Mid Growth Index††	16.73%	12.10%	40.88%	4.18%	22.71%	8.00%	87.41%
S&P MidCap 400® Growth Index	16.78%	14.87%	51.58%	9.04%	54.12%	9.14%	104.28%
Russell Midcap® Growth Index	14.42%	13.68%	46.91%	6.79%	38.89%	7.73%	83.75%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	16.23%	11.52%	38.70%	3.54%	19.01%	7.31%	77.81%
Market Price Return	16.25%	11.51%	38.67%	3.53%	18.92%	7.28%	77.44%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.52%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Small Cap Growth IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Small Growth Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

30

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Manager's Analysis

PowerShares Fundamental Pure Mid Value Portfolio (ticker: PXMV)

As an index fund, the PowerShares Fundamental Pure Mid Value Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Value Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "mid" and "value" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 25.89%. On a net asset value ("NAV") basis, the Fund returned 25.74%. During the same time period, the Blended – RAFI® Fundamental Mid Value Index returned 26.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Value Index returned 21.08%, the Russell MidCap Value® Index returned 23.66%, and the S&P 500® Index returned 16.89%. The S&P MidCap 400® Value Index, Russell MidCap Value® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 296, 565 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P MidCap 400® Value Index and Russell MidCap Value® Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to mid cap value stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P MidCap 400® Value Index and the Russell MidCap Value® Index, the Fund was overweight in the Consumer Discretionary sector and underweight in the Information Technology and Financials sectors, and benefited from the relative positive performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to these indices during that period can be attributed to these sector allocations and the positive performance of specific stocks within these sectors.

Relative to the S&P 500® Index, the Fund was underweight in the Information Technology sector and overweight in the Consumer Discretionary sector and benefitted from the relative positive performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The

32

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Value Portfolio (ticker: PXMV)

majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and the positive performance of specific stocks within these sectors.

For the fiscal year ended April 30, 2013, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Financials and Utilities sectors, respectively. Please note that the Financials sector is named here as a positive contributor to the Fund's overall return, although above it is cited as a cause of relative underperformance to the comparative benchmark index due to the sector contributing more to the benchmark index's positive performance than it did for the Fund. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Tesoro Corp., an energy company (portfolio average weight of 1.03%); and Whirlpool Corp., a consumer discretionary company (portfolio average weight of 1.10%). Positions that detracted most significantly from the Fund's return included J.C. Penney Co., Inc., a consumer discretionary company (portfolio average weight of 0.44%); and United States Steel Corp., a materials company (portfolio average weight of 0.70%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	21.8
Consumer Discretionary	20.1
Industrials	11.6
Utilities	10.7
Information Technology	10.4
Consumer Staples	7.3
Materials	7.2
Health Care	4.6
Energy	4.2
Telecommunication Services	2.0
Other assets less liabilities	0.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
CenterPoint Energy, Inc.	1.0
Yahoo!, Inc.	1.0
Principal Financial Group, Inc.	1.0
L Brands, Inc.	1.0
Avon Products, Inc.	1.0
Omnicom Group, Inc.	1.0
NII Holdings, Inc.	0.9
L-3 Communications Holdings, Inc.	0.9
Whirlpool Corp.	0.9
Tyson Foods, Inc., Class A	0.9
Total	9.6

33

Manager's Analysis (Continued)

PowerShares Fundamental Pure Mid Value Portfolio (ticker: PXMV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Mid Value Index††	26.24%	13.26%	45.30%	6.91%	39.65%	6.51%	67.27%
S&P MidCap 400® Value Index	21.08%	12.71%	43.17%	7.70%	44.88%	7.88%	85.81%
Russell Midcap® Value Index	23.66%	13.70%	46.99%	7.49%	43.51%	7.73%	83.71%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	25.74%	12.67%	43.04%	6.23%	35.30%	5.77%	58.02%
Market Price Return	25.89%	12.70%	43.13%	6.24%	35.32%	5.75%	57.83%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.76%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Mid Cap Value IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Mid Value Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

34

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Manager's Analysis

PowerShares Fundamental Pure Small Core Portfolio (ticker: PXSC)

As an index fund, the PowerShares Fundamental Pure Small Core Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Core Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "small" and "core" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 17.03%. On a net asset value ("NAV") basis, the Fund returned 17.05%. During the same time period, the Blended – RAFI® Fundamental Small Core Index returned 17.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index returned 17.32%, the Russell 2000® Index returned 17.69%, and the S&P 500® Index returned 16.89%. The S&P SmallCap 600® Index, Russell 2000® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 600, 1,953 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P SmallCap 600® Index and the Russell 2000® Index to provide comparative benchmark performance measurements because of their recognition in the marketplace and their similar exposure to small cap U.S. stocks. The S&P 500® Index does not have the same specific small cap exposure; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P SmallCap 600® Index and the Russell 2000® Index, the Fund was underweight in the Consumer Discretionary and Materials sectors and experienced poor relative performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to these indices during that period can be attributed to these sector allocations and specific stock performances.

Relative to the S&P 500® Index, the Fund was underweight in the Information Technology sector and benefited from the positive relative performance of specific stocks included in the Index from this sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation and specific stock performances.

36

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Core Portfolio (ticker: PXSC)

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Industrials and Health Care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included CVR Energy Inc., an energy company (no longer held at April 30, 2013); and Geo Group Inc., a financials company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included ITT Educational Services Inc., a consumer discretionary company (no longer held at April 30, 2013); and Aeropostale Inc., a consumer discretionary company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	22.6
Industrials	16.6
Consumer Discretionary	16.2
Information Technology	13.1
Health Care	8.6
Materials	6.7
Energy	6.1
Consumer Staples	5.5
Utilities	3.0
Telecommunication Services	1.5
Money Market Fund	0.4
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Ultra Petroleum Corp.	0.8
Cinemark Holdings, Inc.	0.7
Covance, Inc.	0.7
Alere, Inc.	0.7
Patterson Cos., Inc.	0.7
Cleco Corp.	0.7
Dun & Bradstreet Corp. (The)	0.7
Casey's General Stores, Inc.	0.7
Aqua America, Inc.	0.7
BRE Properties, Inc. REIT	0.6
Total	7.0

37

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Core Portfolio (ticker: PXSC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Small Core Index††	17.62%	11.42%	38.31%	5.22%	28.95%	3.18%	22.22%
S&P SmallCap 600® Index	17.32%	12.92%	43.97%	8.28%	48.84%	5.71%	42.81%
Russell 2000® Index	17.69%	11.25%	37.70%	7.27%	42.06%	4.39%	31.71%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.29%	30.96%
Fund
NAV Return	17.05%	10.79%	35.99%	4.45%	24.31%	2.41%	16.48%
Market Price Return	17.03%	10.77%	35.93%	4.44%	24.24%	2.39%	16.31%

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.22%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Small Cap IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Small Core Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Core Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

38

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Manager's Analysis

PowerShares Fundamental Pure Small Growth Portfolio (ticker: PXSG)

As an index fund, the PowerShares Fundamental Pure Small Growth Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Growth Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "small" and "growth" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 12.65%. On a net asset value ("NAV") basis, the Fund returned 12.63%. During the same time period, the Blended – RAFI® Fundamental Small Growth Index returned 13.06%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance differed from the return of the Index, primarily due to the Fund's operating expenses.

During this same time period, the S&P SmallCap 600® Growth Index returned 15.48%, the Russell 2000® Growth Index returned 15.67%, and the S&P 500® Index returned 16.89%. The S&P SmallCap 600® Growth Index, Russell 2000® Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 351, 1,108 and 500 securities, respectively. The Adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index as well as to that of broad-based market benchmarks.

The Adviser selected the S&P SmallCap 600® Growth Index and Russell 2000® Growth Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to small cap growth stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P SmallCap 600® Growth Index, the Fund suffered from poor relative performance of specific stocks included in the index from the Energy and Materials sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P SmallCap 600® Growth Index during that period can be attributed to these specific stock performances. Relative to the Russell 2000® Growth Index, the Fund suffered from poor relative performance of specific stocks included in the Index from the Information Technology and Materials sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the Russell 2000® Growth Index during that period can be attributed to these specific stock performances.

Relative to the S&P 500® Index, the Fund was underweight in the Energy and Consumer Staples sectors and overweight the Materials sector and suffered from poor relative performance of specific stocks

40

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (ticker: PXSG)

included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and specific stock performances.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Health Care and Consumer Discretionary sectors, respectively. The Energy sector detracted most from the Fund's return, followed by the Materials sector.

Positions that contributed most significantly to the Fund's return included Cree, Inc., an information technology company (portfolio average weight of 0.87%); and Urban Outfitters, Inc., a consumer discretionary company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund's return included Patriot Coal Corp., an energy company (no longer held at April 30, 2013); and Walter Energy Inc., a materials company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	22.6
Information Technology	21.2
Health Care	13.8
Consumer Discretionary	13.5
Industrials	13.2
Energy	6.2
Materials	5.1
Consumer Staples	2.9
Utilities	0.9
Telecommunication Services	0.6
Money Market Fund	0.3
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Hatteras Financial Corp. REIT	1.0
Centene Corp.	1.0
MEDNAX, Inc.	0.9
National Retail Properties, Inc. REIT	0.9
ITC Holdings Corp.	0.9
Towers Watson & Co., Class A	0.9
Cree, Inc.	0.9
Triumph Group, Inc.	0.9
W.R. Grace & Co.	0.8
Dick's Sporting Goods, Inc.	0.8
Total	9.0

41

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (ticker: PXSG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Small Growth Index††	13.06%	12.75%	43.33%	5.85%	32.86%	4.21%	39.96%
S&P SmallCap 600® Growth Index	15.48%	14.47%	50.01%	8.58%	50.93%	7.65%	82.59%
Russell 2000® Growth Index	15.67%	12.94%	44.05%	7.81%	45.65%	7.04%	74.26%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	12.63%	12.10%	40.87%	4.99%	27.55%	3.52%	32.62%
Market Price Return	12.65%	12.12%	40.93%	4.98%	27.50%	3.48%	32.22%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%, including estimated acquired fund fees and expenses of 0.02%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Small Cap Growth IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Small Growth Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index starting from the conversion date through April 30, 2013.

†††  Average annualized.

42

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Manager's Analysis

PowerShares Fundamental Pure Small Value Portfolio (ticker: PXSV)

As an index fund, the PowerShares Fundamental Pure Small Value Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Value Index (the "Index"). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of stocks from a universe of the 2,500 largest U.S. companies based on four fundamental measures of company size averaged over the prior five year period: latest available book value, cash flow, sales and dividends. The index provider calculates a fundamental weight for each stock then classifies the top 70% of those stocks measured by fundamental weight as "large," the next 20% as "mid," and the last 10% as "small." Next, the index provider classifies each stock as "growth," "core" or "value" based on fundamental measures of these characteristics. Finally, the index provider identifies the common stocks that it classifies as "small" and "value" for inclusion into the Index and weights them according to their composite fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 22.58%. On a net asset value ("NAV") basis, the Fund returned 22.56%. During the same time period, the Blended – RAFI® Fundamental Small Value Index returned 22.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund's performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Value Index returned 19.23%, the Russell 2000® Value Index returned 19.71%, and the S&P 500® Index returned 16.89%. The S&P SmallCap 600® Value Index, Russell 2000® Value Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 444, 1,407 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the S&P SmallCap 600® Value Index and Russell 2000® Value Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to small cap value stocks. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific size and style relevance, however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P SmallCap 600® Value Index, the Fund was overweight in the Consumer Discretionary sector and similarly exposed to the Industrials and Materials sectors and benefited from the positive relative performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P SmallCap 600® Value Index during that period can be attributed to these sector allocations and specific stock performances. Relative to the Russell 2000® Value Index, the Fund was overweight in the Consumer Discretionary, Materials, and Industrials sectors and benefited from the positive performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the Russell 2000® Value Index during that period can be attributed to these sector allocations and specific stock performances.

44

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Value Portfolio (ticker: PXSV)

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and underweight in the Information Technology sector and benefitted from positive relative performance of specific stocks included in the Index from these sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and specific stock performances.

For the fiscal year ended April 30, 2013, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Financials and Industrials sectors, respectively. The Energy sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Redwood Trust, Inc., a financials company (portfolio average weight of 0.48%); and KB Home, a consumer discretionary company (portfolio average weight of 0.38%). Positions that detracted most significantly from the Fund's return included Overseas Shipholding Group Inc., an energy company (no longer held at April 30, 2013); and Knight Capital Group, Inc. Class A, a financials company (portfolio average weight of 0.16%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	23.4
Consumer Discretionary	21.7
Industrials	19.7
Information Technology	11.2
Materials	5.2
Utilities	5.1
Energy	4.7
Consumer Staples	3.8
Health Care	3.7
Telecommunication Services	1.5
Money Market Fund	4.1
Liabilities in excess of other assets	(4.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
FirstMerit Corp.	0.6
Regal Entertainment Group, Class A	0.5
Williams-Sonoma, Inc.	0.5
Brinker International, Inc.	0.4
CACI International, Inc., Class A	0.4
Jones Group, Inc. (The)	0.4
iStar Financial, Inc. REIT	0.4
Southwest Gas Corp.	0.4
Chiquita Brands International, Inc.	0.4
Southwest Airlines Co.	0.4
Total	4.4

45

Manager's Analysis (Continued)

PowerShares Fundamental Pure Small Value Portfolio (ticker: PXSV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative	Avg. Ann.†††	Cumulative
Index
Blended – RAFI® Fundamental Small Value Index††	22.88%	12.48%	42.31%	6.42%	36.49%	5.41%	53.65%
S&P SmallCap 600® Value Index	19.23%	11.49%	38.58%	7.92%	46.41%	6.68%	69.63%
Russell 2000® Value Index	19.71%	9.58%	31.59%	6.60%	37.66%	5.76%	57.95%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.72%	57.50%
Fund
NAV Return	22.56%	11.95%	40.30%	5.73%	32.14%	4.70%	45.46%
Market Price Return	22.58%	11.96%	40.35%	5.72%	32.08%	4.67%	45.14%

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Effective June 16, 2011, the Fund's underlying index and investment policies changed. Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of the Dynamic Small Cap Value IntellidexSM Index. "3 Years," "5 Years" and "Fund Inception" performance for the RAFI® Fundamental Small Value Index was not available in the prior year because that Index did not commence calculation and publication until April 15, 2011. The data shown as the Blended-Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund's previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index starting from the conversion date through April 30, 2013.

†††  Average annualized.
46

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Manager's Analysis

PowerShares Zacks Micro Cap Portfolio (ticker: PZI)

As an index fund, the PowerShares Zacks Micro Cap Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

The Index uses a proprietary stock selection methodology to select micro cap stocks with superior risk-return profiles, as determined by the Index provider, with the objective of outperforming passive micro cap indices and actively managed U.S. micro capitalization strategies. The Index's proprietary stock selection method includes screens for relative value and momentum. For the purposes of the Index, micro cap stocks are defined as having a market capitalization between 0.015% and 0.15% of the largest capitalization U.S. company at the time of selection.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.90%. On a net asset value ("NAV") basis, the Fund returned 21.95%. During the same time period, the Index returned 20.45%. During the fiscal year, the Fund fully replicated the components of the Index. However, the Index does not take dividends into consideration when determining its total return. Therefore, after reflecting its expense ratio, the Fund outperformed the Index by 1.50% primarily due to the Index not accounting for dividends.

During this same time period, the Russell Microcap® Index returned 18.58%, the Dow Jones Select Micro Cap Index returned 16.30%, and the S&P 500® Index returned 16.89%. The Russell Microcap® Index, Dow Jones Select Micro Cap Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 1,433, 272 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks.

The adviser selected the Russell Microcap® Index and the Dow Jones Select Micro Cap Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the micro cap sector. The S&P 500® Index does not have the same specific micro cap relevance as the Russell Microcap® Index and the Dow Jones Select Micro Cap Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Indices. Relative to the Dow Jones Select Micro Cap Index, the Fund outperformed in large part due to the positive performance of specific stocks included within the Index from the Financials sector and Industrials sector. Relative to the Russell Microcap® Index, the Fund outperformed in large part due to the positive performance of specific stocks included within the Index from the Financials sector and Energy sector.

Relative to the S&P 500® Index, the Fund was overweight in the Financials sector and underweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Industrials and Consumer Discretionary sectors, respectively. The Energy sector detracted most from the Fund's return.

Manager's Analysis (Continued)

PowerShares Zacks Micro Cap Portfolio (ticker: PZI)

Positions that contributed most significantly to the Fund's return included Radian Group Inc., a financials company (no longer held at April 30, 2013); and Gray Television Inc., a consumer discretionary company (portfolio average weight of 0.12%). Positions that detracted most significantly from the Fund's return included Exide Technologies, a consumer discretionary company (portfolio average weight of 0.06%); and Genco Shipping & Trading Ltd., an industrials company (portfolio average weight of 0.04%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	34.9
Consumer Discretionary	13.4
Industrials	13.0
Health Care	11.7
Information Technology	11.7
Energy	5.7
Materials	3.5
Consumer Staples	2.9
Telecommunication Services	2.1
Utilities	1.1
Money Market Fund	3.6
Liabilities in excess of other assets	(3.6)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Overstock.com, Inc.	0.4
Canadian Solar, Inc.	0.4
ACADIA Pharmaceuticals, Inc.	0.4
Astex Pharmaceuticals	0.4
Power-One, Inc.	0.4
BBX Capital Corp., Class A	0.4
Gray Television, Inc.	0.3
Ruby Tuesday, Inc.	0.3
Repligen Corp.	0.3
Patrick Industries, Inc.	0.3
Total	3.6

Manager's Analysis (Continued)

PowerShares Zacks Micro Cap Portfolio (ticker: PZI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg Ann††	Cumulative
Index
Zacks Micro Cap IndexTM	20.45%	5.58%	17.69%	0.33%	1.65%	-0.82%	-6.14%
Russell Microcap® Index	18.58%	9.76%	32.21%	6.22%	35.24%	3.68%	31.92%
Dow Jones Select Micro Cap Index	16.30%	9.27%	30.47%	5.64%	31.57%	4.36%	38.70%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.79%	53.91%
Fund
NAV Return	21.95%	6.47%	20.69%	1.15%	5.89%	-0.20%	-1.54%
Market Price Return	21.90%	6.42%	20.53%	1.12%	5.73%	-0.25%	-1.89%

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.13%, including estimated acquired fund fees and expenses of 0.21%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

In pursuing its investment objectives, PowerShares Zacks Micro Cap Portfolio and Fundamental Pure Small Growth Portfolio (the "Portfolios") may invest a portion of their assets in investment companies. The Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invests. The investment companies' expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of such expenses are included in each Portfolio's total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Large Cap Growth Portfolio (PWB) Actual	$1,000.00	$1,155.03	0.57%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	0.57%	$2.86

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Large Cap Value Portfolio (PWV) Actual	$1,000.00	$1,176.60	0.59%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96
PowerShares Fundamental Pure Large Core Portfolio (PXLC) Actual	$1,000.00	$1,164.19	0.39%	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Large Growth Portfolio (PXLG) Actual	$1,000.00	$1,118.78	0.39%	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Large Value Portfolio (PXLV) Actual	$1,000.00	$1,186.50	0.39%	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Mid Core Portfolio (PXMC) Actual	$1,000.00	$1,169.33	0.39%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) Actual	$1,000.00	$1,186.67	0.39%	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Mid Value Portfolio (PXMV) Actual	$1,000.00	$1,217.34	0.39%	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Small Core Portfolio (PXSC) Actual	$1,000.00	$1,175.25	0.39%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Small Growth Portfolio (PXSG) Actual	$1,000.00	$1,131.87	0.39%	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Fundamental Pure Small Value Portfolio (PXSV) Actual	$1,000.00	$1,191.15	0.39%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares Zacks Micro Cap Portfolio (PZI) Actual	$1,000.00	$1,191.22	0.70%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

Schedule of Investments

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—30.0%
7,425	AutoZone, Inc.(a)	$3,037,493
167,210	Comcast Corp., Class A	6,905,773
58,260	DIRECTV(a)	3,295,186
40,585	Discovery Communications, Inc., Class A(a)	3,198,910
62,133	Dollar General Corp.(a)	3,236,508
89,487	Gap, Inc. (The)	3,399,611
101,758	Home Depot, Inc. (The)	7,463,949
44,094	Liberty Global, Inc., Class A(a)	3,191,083
75,922	Lowe's Cos., Inc.	2,916,923
233,577	News Corp., Class A	7,233,880
4,177	Priceline.com, Inc.(a)	2,907,150
16,712	Ralph Lauren Corp.	3,034,565
33,105	Time Warner Cable, Inc.	3,108,229
64,677	TJX Cos., Inc. (The)	3,154,297
123,010	Walt Disney Co. (The)	7,729,948
		63,813,505
	Consumer Staples—13.5%
42,769	Brown-Forman Corp., Class B	3,015,215
25,094	Colgate-Palmolive Co.	2,996,475
28,272	Costco Wholesale Corp.	3,065,533
35,209	Hershey Co. (The)	3,139,234
69,502	Lorillard, Inc.	2,980,941
71,433	Philip Morris International, Inc.	6,828,280
86,678	Procter & Gamble Co. (The)	6,654,270
		28,679,948
	Energy—2.7%
34,985	Anadarko Petroleum Corp.	2,965,329
25,629	Noble Energy, Inc.	2,903,509
		5,868,838
	Financials—11.9%
38,380	American Tower Corp. REIT	3,223,536
65,935	Berkshire Hathaway, Inc., Class B(a)	7,010,209
11,873	BlackRock, Inc.	3,164,154
170,950	Charles Schwab Corp. (The)	2,899,312
19,967	Franklin Resources, Inc.	3,088,096
78,163	Marsh & McLennan Cos., Inc.	2,970,976
96,231	Weyerhaeuser Co. REIT	2,936,008
		25,292,291
	Health Care—11.4%
17,396	Biogen Idec, Inc.(a)	3,808,506
28,137	Celgene Corp.(a)	3,322,136
32,663	Cerner Corp.(a)	3,160,798
51,411	Express Scripts Holding Co.(a)	3,052,271
157,203	Gilead Sciences, Inc.(a)	7,960,760
27,591	McKesson Corp.	2,919,680
		24,224,151
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Industrials—3.4%
49,061	Union Pacific Corp.	$7,259,066
	Information Technology—21.4%
14,804	Apple, Inc.	6,554,471
121,290	eBay, Inc.(a)	6,354,383
8,344	Google, Inc., Class A(a)	6,880,212
45,555	Intuit, Inc.	2,716,900
12,739	MasterCard, Inc., Class A	7,043,775
46,204	Motorola Solutions, Inc.	2,642,869
102,761	QUALCOMM, Inc.	6,332,133
41,857	Visa, Inc., Class A	7,051,230
		45,575,973
	Materials—4.2%
28,605	Monsanto Co.	3,055,586
18,118	Sherwin-Williams Co. (The)	3,317,587
77,823	Southern Copper Corp.	2,593,841
		8,967,014
	Telecommunication Services—1.5%
40,875	Crown Castle International Corp.(a)	3,147,375
	Total Common Stocks and Other Equity Interests (Cost $171,987,728)	212,828,161
	Money Market Fund—0.1%
198,665	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $198,665)	198,665
	Total Investments (Cost $172,186,393)—100.1%	213,026,826
	Liabilities in excess of other assets—(0.1)%	(129,911)
	Net Assets—100.0%	$212,896,915

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Large Cap Value Portfolio (PWV)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—3.0%
614,086	Ford Motor Co.	$8,419,119
282,691	General Motors Co.(a)	8,718,191
		17,137,310
	Consumer Staples—8.0%
266,197	Kroger Co. (The)	9,151,853
170,571	Reynolds American, Inc.	8,088,477
183,302	Walgreen Co.	9,075,282
254,012	Wal-Mart Stores, Inc.	19,741,812
		46,057,424
	Energy—13.3%
154,208	Chevron Corp.	18,814,918
307,255	ConocoPhillips	18,573,565
200,474	Exxon Mobil Corp.	17,840,181
94,003	Marathon Petroleum Corp.	7,366,075
119,539	Phillips 66	7,285,902
166,354	Valero Energy Corp.	6,707,394
		76,588,035
	Financials—22.1%
88,404	ACE Ltd.	7,880,333
163,970	Allstate Corp. (The)	8,077,162
199,319	American International Group, Inc.(a)	8,255,793
90,618	Chubb Corp. (The)	7,980,727
485,054	Fifth Third Bancorp	8,260,470
365,616	JPMorgan Chase & Co.	17,918,840
175,456	Loews Corp.	7,837,620
136,660	Prudential Financial, Inc.	8,256,997
274,690	SunTrust Banks, Inc.	8,034,682
94,602	Travelers Cos., Inc. (The)	8,079,957
527,813	U.S. Bancorp	17,565,617
499,226	Wells Fargo & Co.	18,960,603
		127,108,801
	Health Care—20.8%
199,268	AbbVie, Inc.	9,176,292
161,071	Aetna, Inc.	9,251,918
168,213	Cardinal Health, Inc.	7,438,379
329,506	Eli Lilly & Co.	18,248,042
234,521	Johnson & Johnson	19,988,225
171,374	Medtronic, Inc.	7,999,739
416,155	Merck & Co., Inc.	19,559,285
653,118	Pfizer, Inc.	18,986,140
123,771	WellPoint, Inc.	9,025,381
		119,673,401
	Industrials—7.5%
99,974	Boeing Co. (The)	9,138,623
87,956	Deere & Co.	7,854,471
86,968	Lockheed Martin Corp.	8,617,659
116,170	Northrop Grumman Corp.	8,798,716
140,776	Raytheon Co.	8,640,831
		43,050,300
Number of Shares		Value
	Common Stocks (Continued)
	Information Technology—11.0%
550,562	Dell, Inc.	$7,377,531
399,156	Hewlett-Packard Co.	8,222,614
88,930	International Business Machines Corp.	18,011,882
644,174	Microsoft Corp.	21,322,159
334,227	Symantec Corp.(a)	8,121,716
		63,055,902
	Materials—1.5%
178,229	International Paper Co.	8,373,198
	Telecommunication Services—8.4%
501,184	AT&T, Inc.	18,774,353
221,241	CenturyLink, Inc.	8,312,024
393,887	Verizon Communications, Inc.	21,234,448
		48,320,825
	Utilities—4.4%
165,954	American Electric Power Co., Inc.	8,535,014
238,302	Public Service Enterprise Group, Inc.	8,724,236
99,801	Sempra Energy	8,268,513
		25,527,763
	Total Investments (Cost $477,943,545)—100.0%	574,892,959
	Liabilities in excess of other assets—(0.0)%	(67,727)
	Net Assets—100.0%	$574,825,232

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—12.8%
4,019	DIRECTV(a)	$227,315
64,871	Ford Motor Co.	889,381
14,506	General Motors Co.(a)	447,365
6,895	Johnson Controls, Inc.	241,394
1,740	Liberty Global, Inc., Class A(a)	125,924
5,634	McDonald's Corp.	575,457
10,217	News Corp., Class A	316,421
2,536	Time Warner Cable, Inc.	238,105
8,323	Walt Disney Co. (The)	523,017
		3,584,379
	Consumer Staples—15.3%
10,710	Archer-Daniels-Midland Co.	363,497
2,339	Bunge Ltd.	168,899
4,483	General Mills, Inc.	226,033
1,962	H.J. Heinz Co.	142,088
3,621	Lorillard, Inc.	155,305
18,949	Procter & Gamble Co. (The)	1,454,715
8,786	Walgreen Co.	434,995
16,884	Wal-Mart Stores, Inc.	1,312,224
		4,257,756
	Energy—5.1%
2,867	Anadarko Petroleum Corp.	243,007
8,462	Chesapeake Energy Corp.	165,348
3,919	Hess Corp.	282,873
3,037	Marathon Petroleum Corp.	237,979
2,659	Murphy Oil Corp.	165,097
5,806	Spectra Energy Corp.	183,063
3,673	Williams Cos., Inc. (The)	140,052
		1,417,419
	Financials—22.2%
2,918	ACE Ltd.	260,110
4,237	Aflac, Inc.	230,662
6,820	American Express Co.	466,556
12,064	Bank of New York Mellon Corp. (The)	340,446
13,216	Berkshire Hathaway, Inc., Class B(a)	1,405,125
6,182	Capital One Financial Corp.	357,196
7,084	Charles Schwab Corp. (The)	120,145
3,668	Marsh & McLennan Cos., Inc.	139,421
12,728	MetLife, Inc.	496,265
5,547	PNC Financial Services Group, Inc.	376,530
3,427	State Street Corp.	200,377
47,056	Wells Fargo & Co.	1,787,187
		6,180,020
	Health Care—20.6%
19,165	Abbott Laboratories	707,572
7,123	AbbVie, Inc.	328,014
4,030	Aetna, Inc.	231,483
5,142	AmerisourceBergen Corp.	278,285
2,865	Baxter International, Inc.	200,177
13,765	Bristol-Myers Squibb Co.	546,746
2,147	Cigna Corp.	142,067
Number of Shares		Value
	Common Stocks (Continued)
8,112	Eli Lilly & Co.	$449,243
18,538	Johnson & Johnson	1,579,994
3,304	McKesson Corp.	349,629
7,012	Medtronic, Inc.	327,320
10,027	UnitedHealth Group, Inc.	600,918
		5,741,448
	Industrials—9.0%
4,203	3M Co.	440,096
7,686	CSX Corp.	188,999
2,534	Deere & Co.	226,286
5,436	Emerson Electric Co.	301,752
2,364	FedEx Corp.	222,240
4,534	Honeywell International, Inc.	333,430
3,390	Illinois Tool Works, Inc.	218,859
6,313	United Technologies Corp.	576,314
		2,507,976
	Information Technology—10.3%
2,615	Automatic Data Processing, Inc.	176,094
45,151	Intel Corp.	1,081,366
5,295	International Business Machines Corp.	1,072,449
3,329	TE Connectivity Ltd. (Switzerland)	144,978
6,466	Texas Instruments, Inc.	234,134
18,941	Xerox Corp.	162,514
		2,871,535
	Materials—2.5%
1,595	Air Products & Chemicals, Inc.	138,701
7,839	E.I. du Pont de Nemours & Co.	427,304
903	PPG Industries, Inc.	132,868
		698,873
	Utilities—2.2%
5,379	Duke Energy Corp.	404,501
6,208	PPL Corp.	207,223
		611,724
	Total Common Stocks (Cost $24,722,840)	27,871,130
	Money Market Fund—0.2%
58,457	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $58,457)	58,457
	Total Investments (Cost $24,781,297)—100.2%	27,929,587
	Liabilities in excess of other assets—(0.2)%	(56,046)
	Net Assets—100.0%	$27,873,541

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—8.0%
2,528	Amazon.com, Inc.(a)	$641,632
74,554	Comcast Corp., Class A	3,079,080
14,597	NIKE, Inc., Class B	928,369
14,320	TJX Cos., Inc. (The)	698,386
10,096	Viacom, Inc., Class B	646,043
8,623	Yum! Brands, Inc.	587,399
		6,580,909
	Consumer Staples—19.6%
93,471	Coca-Cola Co. (The)	3,956,628
9,146	Colgate-Palmolive Co.	1,092,124
15,647	Costco Wholesale Corp.	1,696,604
46,457	CVS Caremark Corp.	2,702,868
41,902	PepsiCo, Inc.	3,455,658
34,770	Philip Morris International, Inc.	3,323,664
		16,227,546
	Energy—13.8%
17,462	Apache Corp.	1,290,092
18,099	Baker Hughes, Inc.	821,514
5,148	EOG Resources, Inc.	623,732
24,934	Halliburton Co.	1,066,427
12,679	National Oilwell Varco, Inc.	826,924
29,799	Occidental Petroleum Corp.	2,659,859
32,952	Phillips 66	2,008,424
28,999	Schlumberger Ltd.	2,158,396
		11,455,368
	Financials—4.8%
66,171	Annaly Capital Management, Inc. REIT	1,054,766
3,243	BlackRock, Inc.	864,260
12,161	CME Group, Inc.	740,118
13,695	Discover Financial Services	599,019
4,158	Simon Property Group, Inc. REIT	740,415
		3,998,578
	Health Care—12.0%
12,155	Amgen, Inc.	1,266,672
11,050	Covidien PLC (Ireland)	705,432
13,670	Express Scripts Holding Co.(a)	811,588
14,179	Gilead Sciences, Inc.(a)	718,025
10,802	Humana, Inc.	800,536
102,487	Merck & Co., Inc.	4,816,889
10,520	Thermo Fisher Scientific, Inc.	848,754
		9,967,896
	Industrials—4.8%
21,835	Caterpillar, Inc.	1,848,770
10,176	Danaher Corp.	620,125
10,213	Union Pacific Corp.	1,511,116
		3,980,011
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Information Technology—29.8%
11,038	Accenture PLC, Class A (Ireland)	$898,935
11,103	Apple, Inc.	4,915,853
109,257	Cisco Systems, Inc.	2,285,656
67,089	Corning, Inc.	972,791
16,085	eBay, Inc.(a)	842,693
48,009	EMC Corp.(a)	1,076,842
3,019	Google, Inc., Class A(a)	2,489,377
208,034	Microsoft Corp.	6,885,925
57,551	Oracle Corp.	1,886,522
24,811	QUALCOMM, Inc.	1,528,854
5,311	Visa, Inc., Class A	894,691
		24,678,139
	Materials—5.7%
48,460	Freeport-McMoRan Copper & Gold, Inc.	1,474,638
14,297	LyondellBasell Industries NV, Class A (Netherlands)	867,828
8,764	Monsanto Co.	936,170
20,079	Newmont Mining Corp.	650,560
6,775	Praxair, Inc.	774,382
		4,703,578
	Telecommunication Services—1.5%
32,114	CenturyLink, Inc.	1,206,523
	Total Common Stocks and Other Equity Interests (Cost $79,483,293)	82,798,548
	Money Market Fund—0.0%
39,979	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $39,979)	39,979
	Total Investments (Cost $79,523,272)—100.0%	82,838,527
	Liabilities in excess of other assets—(0.0)%	(22,116)
	Net Assets—100.0%	$82,816,411

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.4%
593	CBS Corp., Class B	$27,147
1,382	Home Depot, Inc. (The)	101,370
1,535	Lowe's Cos., Inc.	58,975
675	Macy's, Inc.	30,105
2,059	Staples, Inc.	27,261
1,094	Target Corp.	77,193
1,386	Time Warner, Inc.	82,855
		404,906
	Consumer Staples—6.4%
3,242	Altria Group, Inc.	118,366
587	ConAgra Foods, Inc.	20,762
315	Kellogg Co.	20,488
460	Kimberly-Clark Corp.	47,467
782	Kraft Foods Group, Inc.	40,265
1,653	Kroger Co. (The)	56,830
3,540	Mondelez International, Inc., Class A	111,333
505	Reynolds American, Inc.	23,947
1,159	Sysco Corp.	40,403
		479,861
	Energy—19.6%
3,397	Chevron Corp.	414,468
4,132	ConocoPhillips	249,779
694	Devon Energy Corp.	38,212
7,006	Exxon Mobil Corp.	623,464
1,894	Marathon Oil Corp.	61,877
1,575	Valero Energy Corp.	63,504
1,984	Weatherford International Ltd. (Switzerland)(a)	25,375
		1,476,679
	Financials—25.4%
926	Allstate Corp. (The)	45,615
822	American International Group, Inc.(a)	34,047
33,716	Bank of America Corp.	415,044
1,327	BB&T Corp.	40,832
421	Chubb Corp. (The)	37,077
6,730	Citigroup, Inc.	314,022
1,683	Fifth Third Bancorp	28,661
725	Goldman Sachs Group, Inc. (The)	105,901
1,755	Hartford Financial Services Group, Inc. (The)	49,298
7,155	JPMorgan Chase & Co.	350,667
2,006	KeyCorp	20,000
694	Lincoln National Corp.	23,603
602	Loews Corp.	26,891
2,858	Morgan Stanley	63,305
983	Progressive Corp. (The)	24,860
1,123	Prudential Financial, Inc.	67,852
3,432	Regions Financial Corp.	29,138
1,306	SunTrust Banks, Inc.	38,200
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
839	Travelers Cos., Inc. (The)	$71,659
2,528	U.S. Bancorp	84,132
1,626	Weyerhaeuser Co. REIT	49,609
		1,920,413
	Health Care—6.4%
3,124	Boston Scientific Corp.(a)	23,399
1,249	Cardinal Health, Inc.	55,231
874	HCA Holdings, Inc.	34,864
10,344	Pfizer, Inc.	300,700
996	WellPoint, Inc.	72,628
		486,822
	Industrials—11.2%
818	Boeing Co. (The)	74,773
656	General Dynamics Corp.	48,518
17,384	General Electric Co.	387,489
596	Lockheed Martin Corp.	59,058
428	Norfolk Southern Corp.	33,136
640	Northrop Grumman Corp.	48,474
439	PACCAR, Inc.	21,853
642	Raytheon Co.	39,406
1,087	Tyco International Ltd. (Switzerland)	34,914
740	United Parcel Service, Inc., Class B	63,522
822	Waste Management, Inc.	33,685
		844,828
	Information Technology—3.0%
1,629	Applied Materials, Inc.	23,637
3,555	Dell, Inc.	47,637
6,625	Hewlett-Packard Co.	136,475
2,193	Micron Technology, Inc.(a)	20,658
		228,407
	Materials—2.3%
4,150	Alcoa, Inc.	35,275
2,302	Dow Chemical Co. (The)	78,061
687	International Paper Co.	32,275
641	Nucor Corp.	27,960
		173,571
	Telecommunication Services—11.0%
12,049	AT&T, Inc.	451,356
7,605	Sprint Nextel Corp.(a)	53,615
6,055	Verizon Communications, Inc.	326,425
		831,396
	Utilities—9.3%
2,112	AES Corp. (The)	29,272
707	Ameren Corp.	25,629
933	American Electric Power Co., Inc.	47,984
602	Consolidated Edison, Inc.	38,317
844	Dominion Resources, Inc.	52,058
338	DTE Energy Co.	24,633

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
627	Edison International	$33,733
526	Entergy Corp.	37,467
2,091	Exelon Corp.	78,433
1,040	FirstEnergy Corp.	48,464
626	NextEra Energy, Inc.	51,351
850	NRG Energy, Inc.	23,689
920	PG&E Corp.	44,565
1,142	Public Service Enterprise Group, Inc.	41,809
308	Sempra Energy	25,518
1,399	Southern Co. (The)	67,474
929	Xcel Energy, Inc.	29,533
		699,929
	Total Common Stocks and Other Equity Interests (Cost $6,829,709)	7,546,812
	Money Market Fund—0.7%
52,286	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $52,286)	52,286
	Total Investments (Cost $6,881,995)—100.7%	7,599,098
	Liabilities in excess of other assets—(0.7)%	(50,188)
	Net Assets—100.0%	$7,548,910

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.3%
1,133	Advance Auto Parts, Inc.	$95,036
385	AutoZone, Inc.(a)	157,500
3,532	Bed Bath & Beyond, Inc.(a)	243,002
1,357	BorgWarner, Inc.(a)	106,077
9,604	Cablevision Systems Corp., Class A	142,715
3,722	CarMax, Inc.(a)	171,361
6,355	Dana Holding Corp.	109,624
3,483	Darden Restaurants, Inc.	179,827
4,534	DISH Network Corp., Class A	177,687
2,447	Dollar Tree, Inc.(a)	116,379
1,242	Expedia, Inc.	69,353
1,737	Family Dollar Stores, Inc.	106,600
2,845	Garmin Ltd. (Switzerland)	99,803
13,895	Goodyear Tire & Rubber Co. (The)(a)	173,618
8,747	Interpublic Group of Cos., Inc. (The)	121,058
6,379	Kohl's Corp.	300,196
5,042	Mattel, Inc.	230,218
2,797	Nordstrom, Inc.	158,282
1,495	PetSmart, Inc.	102,019
1,563	Rent-A-Center, Inc.	54,596
1,473	Tiffany & Co.	108,531
1,224	VF Corp.	218,141
3,872	Virgin Media, Inc.	188,876
1,493	Visteon Corp.(a)	87,773
1,824	Wyndham Worldwide Corp.	109,586
		3,627,858
	Consumer Staples—4.7%
1,309	Brown-Forman Corp., Class B	92,284
2,025	Clorox Co. (The)	174,656
3,502	Dr Pepper Snapple Group, Inc.	171,003
1,252	Energizer Holdings, Inc.	120,931
2,052	Hershey Co. (The)	182,956
1,955	Hormel Foods Corp.	80,683
1,499	McCormick & Co., Inc.	107,838
		930,351
	Energy—7.8%
21,300	Alpha Natural Resources, Inc.(a)	158,046
1,313	Cimarex Energy Co.	96,085
4,793	CONSOL Energy, Inc.	161,237
2,988	Diamond Offshore Drilling, Inc.	206,471
5,661	Kinder Morgan, Inc.	221,345
2,141	Linn Co LLC	91,485
6,406	Noble Corp. (Switzerland)	240,225
1,087	Oil States International, Inc.(a)	97,134
9,362	Peabody Energy Corp.	187,802
2,690	Superior Energy Services, Inc.(a)	74,217
		1,534,047
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Financials—19.5%
4,077	Ameriprise Financial, Inc.	$303,859
2,179	Arthur J. Gallagher & Co.	92,499
2,296	Boston Properties, Inc. REIT	251,251
1,139	Camden Property Trust REIT	82,395
3,875	CBRE Group, Inc., Class A(a)	93,852
4,135	CIT Group, Inc.(a)	175,779
4,633	Equity Residential REIT	268,992
736	Federal Realty Investment Trust REIT	86,119
12,310	First Niagara Financial Group, Inc.	117,068
1,770	First Republic Bank	67,225
1,585	Franklin Resources, Inc.	245,136
6,496	General Growth Properties, Inc. REIT	147,589
7,894	Invesco Ltd.(b)	250,556
643	Jones Lang LaSalle, Inc.	63,670
6,721	Kimco Realty Corp. REIT	159,825
1,756	Macerich Co. (The) REIT	123,008
1,773	Moody's Corp.	107,887
2,511	MSCI, Inc.(a)	85,625
3,289	NASDAQ OMX Group, Inc. (The)	96,960
6,721	NYSE Euronext	260,842
11,080	People's United Financial, Inc.	145,813
1,755	Raymond James Financial, Inc.	72,692
1,656	Rayonier, Inc. REIT	98,399
1,424	Regency Centers Corp. REIT	80,114
1,692	Reinsurance Group of America, Inc.	105,835
3,230	Vornado Realty Trust REIT	282,819
		3,865,809
	Health Care—11.0%
3,921	Agilent Technologies, Inc.	162,486
3,334	Becton, Dickinson and Co.	314,396
900	C.R. Bard, Inc.	89,424
1,363	DaVita HealthCare Partners, Inc.(a)	161,720
1,577	DENTSPLY International, Inc.	66,786
4,652	Forest Laboratories, Inc.(a)	174,031
1,462	Henry Schein, Inc.(a)	132,165
4,316	Hospira, Inc.(a)	142,946
1,693	Laboratory Corp. of America Holdings(a)	158,058
1,712	Owens & Minor, Inc.	55,760
3,578	Tenet Healthcare Corp.(a)	162,298
1,601	Universal Health Services, Inc., Class B	106,611
12,810	Warner Chilcott PLC, Class A (Ireland)	184,208
1,560	WellCare Health Plans, Inc.(a)	90,964
2,214	Zimmer Holdings, Inc.	169,260
		2,171,113
	Industrials—16.1%
3,685	ADT Corp. (The)(a)	160,813
2,350	AECOM Technology Corp.(a)	68,315
2,822	AGCO Corp.	150,271
900	Alliant Techsystems, Inc.	66,924

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,742	C.H. Robinson Worldwide, Inc.	$162,847
927	Carlisle Cos., Inc.	60,134
3,036	Dover Corp.	209,423
1,029	EMCOR Group, Inc.	38,485
3,797	Fluor Corp.	216,353
2,347	Fortune Brands Home & Security, Inc.(a)	85,407
809	Hubbell, Inc., Class B	77,632
5,261	Ingersoll-Rand PLC (Ireland)	283,042
2,279	Iron Mountain, Inc.	86,283
2,852	Jacobs Engineering Group, Inc.(a)	143,969
4,447	KBR, Inc.	133,766
2,834	Nielsen Holdings NV	98,113
2,797	Oshkosh Corp.(a)	109,810
2,677	Parker Hannifin Corp.	237,102
1,723	Rockwell Automation, Inc.	146,076
2,300	Rockwell Collins, Inc.	144,716
930	Snap-On, Inc.	80,166
4,645	Spirit AeroSystems Holdings, Inc., Class A(a)	92,854
1,688	Timken Co. (The)	88,738
1,942	URS Corp.	85,293
628	W.W. Grainger, Inc.	154,783
		3,181,315
	Information Technology—12.0%
4,498	Adobe Systems, Inc.(a)	202,770
412	Alliance Data Systems Corp.(a)	70,769
3,882	Analog Devices, Inc.	170,769
1,874	Autodesk, Inc.(a)	73,798
1,884	BMC Software, Inc.(a)	85,684
5,708	CA, Inc.	153,945
4,091	Electronic Arts, Inc.(a)	72,043
3,943	Fidelity National Information Services, Inc.	165,803
1,920	Fiserv, Inc.(a)	174,931
3,057	Harris Corp.	141,234
8,898	Juniper Networks, Inc.(a)	147,262
2,712	Linear Technology Corp.	98,988
4,503	Maxim Integrated Products, Inc.	139,278
9,804	NVIDIA Corp.	135,001
5,852	Paychex, Inc.	213,071
3,882	SanDisk Corp.(a)	203,572
3,376	Xilinx, Inc.	127,984
		2,376,902
	Materials—4.3%
1,147	Albemarle Corp.	70,254
2,805	Ball Corp.	123,757
2,246	Celanese Corp., Series A	110,975
1,053	International Flavors & Fragrances, Inc.	81,281
1,773	Reliance Steel & Aluminum Co.	115,369
856	Sherwin-Williams Co. (The)	156,742
3,491	Southern Copper Corp.	116,355
1,142	Valspar Corp. (The)	72,882
		847,615
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Telecommunication Services—1.5%
37,482	Frontier Communications Corp.	$155,925
11,299	T-Mobile US, Inc.(a)	133,780
		289,705
	Utilities—4.8%
3,186	American Water Works Co., Inc.	133,430
10,235	Calpine Corp.(a)	222,406
6,465	CMS Energy Corp.	193,562
4,532	Northeast Utilities	205,436
4,163	Wisconsin Energy Corp.	187,085
		941,919
	Total Common Stocks and Other Equity Interests (Cost $18,106,294)	19,766,634
	Money Market Fund—0.4%
83,934	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $83,934)	83,934
	Total Investments (Cost $18,190,228)—100.4%	19,850,568
	Liabilities in excess of other assets—(0.4)%	(82,247)
	Net Assets—100.0%	$19,768,321

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.5%
15,375	Coach, Inc.	$904,973
11,057	Discovery Communications, Inc., Class A(a)	871,513
24,391	Dollar General Corp.(a)	1,270,527
13,416	Jarden Corp.(a)	603,854
14,776	Las Vegas Sands Corp.	831,150
12,612	Lear Corp.	728,721
7,525	O'Reilly Automotive, Inc.(a)	807,583
3,880	PVH Corp.	447,791
3,240	Ralph Lauren Corp.	588,319
14,562	Ross Stores, Inc.	962,111
10,367	Wynn Resorts Ltd.	1,423,389
		9,439,931
	Consumer Staples—4.9%
7,930	Church & Dwight Co., Inc.	506,648
9,895	Estee Lauder Cos., Inc. (The), Class A	686,218
6,282	Ingredion, Inc.	452,367
7,941	J.M. Smucker Co. (The)	819,749
8,341	Mead Johnson Nutrition Co.	676,372
10,315	Whole Foods Market, Inc.	911,021
		4,052,375
	Energy—13.2%
18,332	Cameron International Corp.(a)	1,128,335
5,296	Concho Resources, Inc.(a)	456,144
45,284	Denbury Resources, Inc.(a)	810,131
11,409	EQT Corp.	857,044
12,236	FMC Technologies, Inc.(a)	664,415
8,911	Helmerich & Payne, Inc.	522,363
18,318	HollyFrontier Corp.	905,825
12,012	Noble Energy, Inc.	1,360,839
6,223	Pioneer Natural Resources Co.	760,637
15,375	Plains Exploration & Production Co.(a)	694,950
22,221	QEP Resources, Inc.	637,965
5,194	Range Resources Corp.	381,863
24,885	Southwestern Energy Co.(a)	931,197
11,973	Whiting Petroleum Corp.(a)	532,799
4,751	World Fuel Services Corp.	192,653
		10,837,160
	Financials—21.1%
2,664	Affiliated Managers Group, Inc.(a)	414,732
6,756	Alexandria Real Estate Equities, Inc. REIT	491,634
25,243	American Capital Agency Corp. REIT	840,844
7,910	AvalonBay Communities, Inc. REIT	1,052,346
14,328	BioMed Realty Trust, Inc. REIT	322,523
180,781	Chimera Investment Corp. REIT	596,577
7,876	Digital Realty Trust, Inc. REIT	555,416
2,626	Essex Property Trust, Inc. REIT	412,413
32,647	HCP, Inc. REIT	1,740,085
15,788	Health Care REIT, Inc.	1,183,626
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,394	IntercontinentalExchange, Inc.(a)	$552,985
19,842	Leucadia National Corp.	612,919
47,366	MFA Financial, Inc. REIT	439,083
41,186	Prologis, Inc. REIT	1,727,753
8,347	Public Storage REIT	1,377,255
8,941	Realty Income Corp. REIT	455,723
16,779	Senior Housing Properties Trust REIT	477,027
8,530	SL Green Realty Corp. REIT	773,671
15,209	T. Rowe Price Group, Inc.	1,102,653
24,914	UDR, Inc. REIT	612,386
19,651	Ventas, Inc. REIT	1,564,809
		17,306,460
	Health Care—9.4%
8,973	Actavis, Inc.(a)	948,715
4,807	Cerner Corp.(a)	465,174
16,449	Endo Health Solutions, Inc.(a)	602,691
25,742	Hologic, Inc.(a)	524,365
977	Intuitive Surgical, Inc.(a)	480,967
14,956	Life Technologies Corp.(a)	1,102,108
25,646	Mylan, Inc.(a)	746,555
24,674	St. Jude Medical, Inc.	1,017,062
21,464	Stryker Corp.	1,407,609
6,185	Varian Medical Systems, Inc.(a)	402,891
		7,698,137
	Industrials—15.8%
10,936	AMETEK, Inc.	445,205
8,070	BE Aerospace, Inc.(a)	506,312
14,957	Cummins, Inc.	1,591,275
7,475	Equifax, Inc.	457,470
17,923	Expeditors International of Washington, Inc.	643,973
10,999	Fastenal Co.	539,501
4,000	Flowserve Corp.	632,480
10,467	Joy Global, Inc.	591,595
5,730	Kansas City Southern	624,971
7,204	Pall Corp.	480,579
7,535	Precision Castparts Corp.	1,441,370
23,364	Quanta Services, Inc.(a)	642,043
26,865	Republic Services, Inc.	915,559
4,554	Roper Industries, Inc.	544,886
17,606	Stanley Black & Decker, Inc.	1,317,105
3,329	TransDigm Group, Inc.	488,697
21,708	United Continental Holdings, Inc.(a)	701,168
13,812	Xylem, Inc.	383,283
		12,947,472
	Information Technology—14.4%
36,887	Activision Blizzard, Inc.	551,461
16,491	Altera Corp.	527,877
7,349	Amphenol Corp., Class A	554,997
29,085	Broadcom Corp., Class A	1,047,060
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
74,238	Brocade Communications Systems, Inc.(a)	$432,065
7,008	Citrix Systems, Inc.(a)	435,687
11,364	Cognizant Technology Solutions Corp., Class A(a)	736,387
18,397	First Solar, Inc.(a)	856,564
11,710	Intuit, Inc.	698,384
13,102	KLA-Tencor Corp.	710,784
13,729	Lam Research Corp.(a)	634,554
27,409	NetApp, Inc.(a)	956,300
53,583	ON Semiconductor Corp.(a)	421,162
11,338	Synopsys, Inc.(a)	403,293
7,395	Teradata Corp.(a)	377,663
28,710	Western Digital Corp.	1,587,089
62,664	Western Union Co.	928,054
		11,859,381
	Materials—8.9%
5,835	Airgas, Inc.	563,953
4,767	CF Industries Holdings, Inc.	889,093
43,409	Cliffs Natural Resources, Inc.	926,348
15,002	Ecolab, Inc.	1,269,469
7,862	FMC Corp.	477,223
27,654	Mosaic Co. (The)	1,703,210
6,405	Rock-Tenn Co., Class A	641,397
7,117	Sigma-Aldrich Corp.	560,037
12,959	Walter Energy, Inc.	232,225
		7,262,955
	Telecommunication Services—0.8%
8,892	Crown Castle International Corp.(a)	684,684
	Total Common Stocks and Other Equity Interests (Cost $73,287,841)	82,088,555
	Money Market Fund—0.2%
138,689	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $138,689)	138,689
	Total Investments (Cost $73,426,530)—100.2%	82,227,244
	Liabilities in excess of other assets—(0.2)%	(126,141)
	Net Assets—100.0%	$82,101,103

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—20.1%
1,691	Abercrombie & Fitch Co., Class A	$83,806
3,479	American Eagle Outfitters, Inc.	67,667
5,468	Apollo Group, Inc., Class A(a)	100,447
1,993	Autoliv, Inc.	152,305
2,628	AutoNation, Inc.(a)	119,600
1,982	Big Lots, Inc.(a)	72,184
6,141	Carnival Corp.(Panama)	211,926
755	Charter Communications, Inc., Class A(a)	76,059
3,777	D.R. Horton, Inc.	98,504
1,318	Domino's Pizza, Inc.	72,754
2,655	Foot Locker, Inc.	92,580
6,221	GameStop Corp., Class A	217,113
7,584	Gannett Co., Inc.	152,893
4,623	Gap, Inc. (The)	175,628
2,743	Genuine Parts Co.	209,373
4,574	H&R Block, Inc.	126,883
1,819	Hanesbrands, Inc.(a)	91,241
2,759	Harley-Davidson, Inc.	150,779
2,234	Hasbro, Inc.	105,825
5,593	International Game Technology	94,801
11,201	J.C. Penney Co., Inc.(a)	183,920
5,493	L Brands, Inc.	276,902
3,021	Leggett & Platt, Inc.	97,397
1,587	Lennar Corp., Class A	65,416
10,589	Liberty Interactive Corp., Class A(a)	225,440
2,698	Marriott International, Inc., Class A	116,176
11,591	MGM Resorts International(a)	163,665
944	Mohawk Industries, Inc.(a)	104,671
5,309	Newell Rubbermaid, Inc.	139,839
60	NVR, Inc.(a)	61,800
27,634	Office Depot, Inc.(a)	106,667
5,681	OfficeMax, Inc.	65,388
4,505	Omnicom Group, Inc.	269,264
1,175	Penn National Gaming, Inc.(a)	68,796
2,725	PulteGroup, Inc.(a)	57,198
3,501	Royal Caribbean Cruises Ltd.	127,892
4,092	Sears Holdings Corp.(a)	210,083
3,686	Service Corp. International	62,220
2,150	Starwood Hotels & Resorts Worldwide, Inc.	138,718
1,999	Tenneco, Inc.(a)	77,301
1,710	Toll Brothers, Inc.(a)	58,670
3,843	TRW Automotive Holdings Corp.(a)	230,849
137	Washington Post Co. (The), Class B	60,738
2,178	Whirlpool Corp.	248,902
		5,690,280
	Consumer Staples—7.3%
11,734	Avon Products, Inc.	271,760
2,265	Beam, Inc.	146,568
3,234	Campbell Soup Co.	150,090
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,388	Coca-Cola Enterprises, Inc.	$197,363
1,921	Constellation Brands, Inc., Class A(a)	94,801
12,200	Dean Foods Co.(a)	233,508
6,184	Hillshire Brands Co.	222,067
3,099	Molson Coors Brewing Co., Class B	159,908
71,358	Rite Aid Corp.(a)	189,099
6,414	Smithfield Foods, Inc.(a)	164,198
9,958	Tyson Foods, Inc., Class A	245,266
		2,074,628
	Energy—4.2%
18,498	Arch Coal, Inc.	89,715
1,563	Energen Corp.	74,117
2,147	Exterran Holdings, Inc.(a)	56,724
2,553	Helix Energy Solutions Group, Inc.(a)	58,821
7,861	McDermott International, Inc.(a)	83,956
5,406	Newfield Exploration Co.(a)	117,797
3,247	Patterson-UTI Energy, Inc.	68,479
2,438	Rowan Cos. PLC, Class A (United Kingdom)(a)	79,308
834	SEACOR Holdings, Inc.	60,140
3,973	Tesoro Corp.	212,158
1,333	Tidewater, Inc.	69,916
1,162	Unit Corp.(a)	48,839
11,815	WPX Energy, Inc.(a)	184,668
		1,204,638
	Financials—21.8%
4,379	American Capital Ltd.(a)	66,254
2,271	American Financial Group, Inc.	109,621
86	American National Insurance Co.	8,087
2,911	Apartment Investment & Management Co., Class A REIT	90,561
5,100	Associated Banc-Corp.	72,777
3,703	Assurant, Inc.	176,041
4,256	Brandywine Realty Trust REIT	63,542
7,773	CapitalSource, Inc.	69,568
2,613	CBL & Associates Properties, Inc. REIT	63,078
3,499	Cincinnati Financial Corp.	171,136
7,536	CNO Financial Group, Inc.	85,308
5,148	Comerica, Inc.	186,615
1,556	Commerce Bancshares, Inc.	62,411
2,492	CommonWealth REIT	55,646
1,076	Cullen/Frost Bankers, Inc.	65,001
3,659	DDR Corp. REIT	67,106
5,895	Duke Realty Corp. REIT	103,988
9,296	E*TRADE Financial Corp.(a)	95,656
2,814	Federated Investors, Inc., Class B	64,609
5,057	Fidelity National Financial, Inc., Class A	135,781
2,449	First American Financial Corp.	65,560
6,464	First Horizon National Corp.	67,226
4,785	Fulton Financial Corp.	52,922

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,375	Hanover Insurance Group, Inc. (The)	$69,341
2,094	HCC Insurance Holdings, Inc.	89,204
3,837	Hospitality Properties Trust REIT	112,846
10,725	Host Hotels & Resorts, Inc. REIT	195,946
16,632	Hudson City Bancorp, Inc.	138,212
21,158	Huntington Bancshares, Inc.	151,703
611	Kemper Corp.	19,467
3,992	Legg Mason, Inc.	127,185
2,460	Liberty Property Trust REIT	105,755
2,277	M&T Bank Corp.	228,155
2,503	Mack-Cali Realty Corp. REIT	69,508
153	Markel Corp.(a)	82,046
4,260	McGraw Hill Financial, Inc.	230,509
13,684	New York Community Bancorp, Inc.	185,418
4,098	Northern Trust Corp.	220,964
8,620	Old Republic International Corp.	116,370
4,404	PHH Corp.(a)	92,836
4,465	Piedmont Office Realty Trust, Inc., Class A REIT	91,622
2,367	Plum Creek Timber Co., Inc. REIT	121,995
7,848	Principal Financial Group, Inc.	283,313
2,596	Protective Life Corp.	98,804
8,494	SLM Corp.	175,401
1,117	StanCorp Financial Group, Inc.	48,232
26,499	Synovus Financial Corp.	71,282
4,355	TCF Financial Corp.	63,365
2,081	Torchmark Corp.	129,168
8,781	Unum Group	244,902
5,449	Valley National Bancorp	48,987
2,321	W.R. Berkley Corp.	100,778
1,998	Weingarten Realty Investors REIT	68,072
35	White Mountains Insurance Group Ltd.	20,241
7,615	XL Group PLC (Ireland)	237,131
5,093	Zions Bancorp.	125,390
		6,162,642
	Health Care—4.6%
4,137	CareFusion Corp.(a)	138,341
4,399	Community Health Systems, Inc.	200,462
4,417	Coventry Health Care, Inc.	218,862
17,030	Health Management Associates, Inc., Class A(a)	195,675
4,043	Health Net, Inc.(a)	118,864
1,612	LifePoint Hospitals, Inc.(a)	77,376
2,801	Omnicare, Inc.	122,600
2,860	Quest Diagnostics, Inc.	161,104
751	Teleflex, Inc.	58,676
		1,291,960
	Industrials—11.6%
1,303	Alaska Air Group, Inc.(a)	80,317
2,819	Avery Dennison Corp.	116,848
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,669	Avis Budget Group, Inc.(a)	$163,494
1,744	Cintas Corp.	78,253
1,628	Con-way, Inc.	55,026
5,796	Delta Air Lines, Inc.(a)	99,343
4,348	Exelis, Inc.	48,567
1,057	GATX Corp.	53,854
2,078	General Cable Corp.(a)	71,649
2,614	Harsco Corp.	57,064
8,794	Hertz Global Holdings, Inc.(a)	211,760
1,496	Huntington Ingalls Industries, Inc.(a)	79,138
4,084	ITT Corp.	112,718
10,165	JetBlue Airways Corp.(a)	70,037
3,220	L-3 Communications Holdings, Inc.	261,625
3,365	Manpowergroup, Inc.	178,883
7,124	Masco Corp.	138,491
3,407	Navistar International Corp.(a)	112,840
2,928	Owens Corning, Inc.(a)	123,152
11,930	Pitney Bowes, Inc.	163,083
13,312	R.R. Donnelley & Sons Co.	163,871
1,706	Robert Half International, Inc.	55,991
1,907	Ryder System, Inc.	110,740
1,099	SPX Corp.	81,886
2,840	Terex Corp.(a)	81,224
6,367	Textron, Inc.	163,950
1,518	Trinity Industries, Inc.	64,075
1,313	United Rentals, Inc.(a)	69,077
8,013	US Airways Group, Inc.(a)	135,420
978	WESCO International, Inc.(a)	70,113
		3,272,489
	Information Technology—10.4%
33,591	Advanced Micro Devices, Inc.(a)	94,727
2,704	Amdocs Ltd. (Guernsey)	96,533
806	Anixter International, Inc.	57,822
3,080	AOL, Inc.(a)	119,011
3,468	Arrow Electronics, Inc.(a)	136,050
5,687	Avnet, Inc.(a)	186,249
4,530	Computer Sciences Corp.	212,230
4,069	CoreLogic, Inc.(a)	111,002
1,951	Diebold, Inc.	57,145
738	Insight Enterprises, Inc.(a)	13,373
6,853	Jabil Circuit, Inc.	121,983
2,741	Lexmark International, Inc., Class A	83,080
3,091	Microchip Technology, Inc.	112,574
2,501	Molex, Inc.	68,953
3,602	Motorola Solutions, Inc.	206,034
2,538	NCR Corp.(a)	69,211
12,906	SAIC, Inc.	192,816
2,812	Sanmina Corp.(a)	35,487
5,513	Seagate Technology PLC (Ireland)	202,327
8,464	Symantec Corp.(a)	205,675

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
769	SYNNEX Corp.(a)	$26,607
1,550	Tech Data Corp.(a)	72,432
3,392	Total System Services, Inc.	80,119
2,223	Unisys Corp.(a)	42,526
4,643	Vishay Intertechnology, Inc.(a)	65,188
11,657	Yahoo!, Inc.(a)	288,278
		2,957,432
	Materials—7.2%
2,766	Allegheny Technologies, Inc.	74,627
1,525	Ashland, Inc.	129,945
2,327	Bemis Co., Inc.	91,567
1,541	Cabot Corp.	57,880
5,466	Commercial Metals Co.	79,913
3,025	Crown Holdings, Inc.(a)	129,107
749	Cytec Industries, Inc.	54,572
1,852	Eastman Chemical Co.	123,436
5,787	Huntsman Corp.	109,143
598	Martin Marietta Materials, Inc.	60,392
4,062	MeadWestvaco Corp.	140,058
5,346	Owens-Illinois, Inc.(a)	140,493
1,479	Packaging Corp. of America	70,341
1,191	Rockwood Holdings, Inc.	77,284
2,579	RPM International, Inc.	83,560
1,227	Scotts Miracle-Gro Co. (The), Class A	55,644
4,815	Sealed Air Corp.	106,508
2,097	Sonoco Products Co.	73,479
6,846	Steel Dynamics, Inc.	102,964
9,928	United States Steel Corp.	176,718
2,291	Vulcan Materials Co.	114,275
		2,051,906
	Telecommunication Services—2.0%
30,223	NII Holdings, Inc.(a)	262,940
3,481	Telephone & Data Systems, Inc.	78,114
27,353	Windstream Corp.	233,047
		574,101
	Utilities—10.7%
2,277	AGL Resources, Inc.	99,846
2,268	Alliant Energy Corp.	121,361
2,080	Atmos Energy Corp.	92,290
11,794	CenterPoint Energy, Inc.	291,076
4,050	Great Plains Energy, Inc.	97,726
1,639	Hawaiian Electric Industries, Inc.	46,384
1,753	Integrys Energy Group, Inc.	107,915
3,281	MDU Resources Group, Inc.	81,861
1,434	National Fuel Gas Co.	89,940
7,886	NiSource, Inc.	242,337
5,742	NV Energy, Inc.	124,199
1,974	OGE Energy Corp.	142,977
4,561	ONEOK, Inc.	234,253
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,765	Pepco Holdings, Inc.	$220,689
2,826	Pinnacle West Capital Corp.	172,103
2,374	PNM Resources, Inc.	57,000
2,154	Portland General Electric Co.	69,467
3,512	Questar Corp.	89,170
2,800	SCANA Corp.	151,760
6,638	TECO Energy, Inc.	126,985
3,094	UGI Corp.	126,792
1,712	Vectren Corp.	64,303
2,968	Westar Energy, Inc.	103,761
1,469	WGL Holdings, Inc.	67,897
		3,022,092
	Total Investments (Cost $24,670,485)—99.9%	28,302,168
	Other assets less liabilities—0.1%	18,522
	Net Assets—100.0%	$28,320,690

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—16.2%
2,226	American Axle & Manufacturing Holdings, Inc.(a)	$29,762
398	Arbitron, Inc.	18,583
322	Ascent Capital Group, Inc., Class A(a)	21,410
776	Bally Technologies, Inc.(a)	41,345
221	Blue Nile, Inc.(a)	7,211
588	Bravo Brio Restaurant Group, Inc.(a)	9,996
1,181	Buckle, Inc. (The)	57,338
2,393	Burger King Worldwide, Inc.	43,170
1,118	Cabela's, Inc.(a)	71,776
473	Capella Education Co.(a)	16,754
318	Carriage Services, Inc.	5,562
1,110	Carter's, Inc.(a)	72,583
152	Cavco Industries, Inc.(a)	6,934
3,580	Chico's FAS, Inc.	65,407
446	Choice Hotels International, Inc.	17,421
313	Churchill Downs, Inc.	23,932
3,592	Cinemark Holdings, Inc.	110,957
973	Coinstar, Inc.(a)	51,384
698	Core-Mark Holding Co., Inc.	36,324
464	Destination Maternity Corp.	11,020
1,950	DeVry, Inc.	54,619
2,493	Digital Generation, Inc.(a)	16,703
466	DineEquity, Inc.	33,198
2,898	DreamWorks Animation SKG, Inc., Class A(a)	55,873
1,131	Dunkin' Brands Group, Inc.	43,894
252	Einstein Noah Restaurant Group, Inc.	3,631
908	Genesco, Inc.(a)	55,887
3,751	Gentex Corp.	84,397
634	G-III Apparel Group Ltd.(a)	25,778
484	Gordmans Stores, Inc.(a)	5,459
3,094	Guess?, Inc.	85,642
404	Hibbett Sports, Inc.(a)	22,159
1,989	Hillenbrand, Inc.	49,984
700	HSN, Inc.	36,806
372	Ignite Restaurant Group, Inc.(a)	6,488
1,627	John Wiley & Sons, Inc., Class A	62,103
942	Jos. A. Bank Clothiers, Inc.(a)	41,147
889	Krispy Kreme Doughnuts, Inc.(a)	12,144
1,251	LeapFrog Enterprises, Inc.(a)	11,184
1,295	Life Time Fitness, Inc.(a)	59,803
1,333	Lions Gate Entertainment Corp. (Canada)(a)	33,072
290	Loral Space & Communications, Inc.	17,841
907	Madison Square Garden Co. (The), Class A(a)	54,665
1,339	Marriott Vacations Worldwide Corp.(a)	60,898
623	MDC Partners, Inc., Class A (Canada)	10,647
647	Overstock.com, Inc.(a)	13,458
635	PetMed Express, Inc.	7,937
1,229	Pier 1 Imports, Inc.	28,525
88	Remy International, Inc.(a)	1,544
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,652	Sally Beauty Holdings, Inc.(a)	$79,719
1,039	Select Comfort Corp.(a)	22,048
529	Six Flags Entertainment Corp.	38,548
1,257	Smith & Wesson Holding Corp.(a)	11,036
1,374	Sotheby's	48,750
776	Strayer Education, Inc.	36,751
816	Tempur-Pedic International, Inc.(a)	39,576
228	Tilly's, Inc., Class A(a)	3,292
1,148	Tupperware Brands Corp.	92,184
547	Universal Electronics, Inc.(a)	12,570
712	Vail Resorts, Inc.	42,934
2,429	Valassis Communications, Inc.	62,255
1,849	Weight Watchers International, Inc.	77,972
13,290	Wendy's Co. (The)	75,620
1,945	WMS Industries, Inc.(a)	49,364
1,071	Wolverine World Wide, Inc.	51,162
626	Zumiez, Inc.(a)	18,135
		2,476,271
	Consumer Staples—5.5%
73	Alico, Inc.	3,052
1,142	Andersons, Inc. (The)	62,262
333	Calavo Growers, Inc.	9,444
619	Cal-Maine Foods, Inc.	26,419
1,726	Casey's General Stores, Inc.	99,953
1,175	Diamond Foods, Inc.(a)	17,719
2,873	Flowers Foods, Inc.	94,637
688	Hain Celestial Group, Inc. (The)(a)	44,892
374	Inter Parfums, Inc.	10,835
299	J & J Snack Foods Corp.	22,431
1,157	Nu Skin Enterprises, Inc., Class A	58,694
727	Sanderson Farms, Inc.	44,536
8	Seaboard Corp.(a)	21,968
767	Spectrum Brands Holdings, Inc.	42,952
1,371	Susser Holdings Corp.(a)	72,896
1,174	TreeHouse Foods, Inc.(a)	74,795
1,766	United Natural Foods, Inc.(a)	88,194
176	USANA Health Sciences, Inc.(a)	9,930
347	WD-40 Co.	18,714
573	WhiteWave Foods Co., Class A(a)	9,689
		834,012
	Energy—6.1%
2,244	Abraxas Petroleum Corp.(a)	5,027
1,048	Berry Petroleum Co., Class A	50,210
1,048	Bristow Group, Inc.	66,234
875	Carrizo Oil & Gas, Inc.(a)	21,192
296	Clayton Williams Energy, Inc.(a)	11,426
1,516	Dresser-Rand Group, Inc.(a)	84,305
504	Dril-Quip, Inc.(a)	42,190
768	Goodrich Petroleum Corp.(a)	10,015
1,627	Green Plains Renewable Energy, Inc.(a)	20,354

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
487	Lufkin Industries, Inc.	$42,997
1,115	Matrix Service Co.(a)	16,758
481	Mitcham Industries, Inc.(a)	7,143
108	Panhandle Oil And Gas, Inc., Class A	3,076
746	PDC Energy, Inc.(a)	32,302
787	Rosetta Resources, Inc.(a)	33,770
1,304	SemGroup Corp., Class A(a)	67,612
1,328	SM Energy Co.	81,008
1,429	Targa Resources Corp.	93,971
5,495	Ultra Petroleum Corp.(a)	117,593
1,785	VAALCO Energy, Inc.(a)	11,995
3,294	Warren Resources, Inc.(a)	8,663
2,567	Western Refining, Inc.	79,346
3,211	Willbros Group, Inc.(a)	30,504
		937,691
	Financials—22.6%
1,037	Acadia Realty Trust REIT	29,606
201	American Capital Mortgage Investment Corp. REIT	5,339
10,804	Anworth Mortgage Asset Corp. REIT	68,173
199	Apollo Residential Mortgage, Inc. REIT	4,430
755	Bancorp, Inc. (The)(a)	9,815
150	Bank of Kentucky Financial Corp. (The)	3,933
137	Bank of Marin Bancorp	5,425
1,079	BankUnited, Inc.	27,353
1,461	BBCN Bancorp, Inc.	18,818
769	Berkshire Hills Bancorp, Inc.	19,886
202	BNC Bancorp	2,050
1,945	BRE Properties, Inc. REIT	98,184
160	Bridge Bancorp, Inc.	3,230
2,410	Brown & Brown, Inc.	74,686
365	Bryn Mawr Bank Corp.	8,479
6,282	Capitol Federal Financial, Inc.	74,379
6,276	Capstead Mortgage Corp. REIT	83,345
904	Cash America International, Inc.	39,442
266	Center Bancorp, Inc.	3,099
634	Centerstate Banks, Inc.	5,275
920	Citizens, Inc.(a)	6,017
156	CNB Financial Corp.	2,526
425	Cohen & Steers, Inc.	16,792
1,237	Columbia Banking System, Inc.	26,558
1,330	Community Bank System, Inc.	38,091
3,280	Corporate Office Properties Trust REIT	95,087
2,542	Corrections Corp. of America REIT	92,020
2,330	CubeSmart REIT	40,938
1,813	DFC Global Corp.(a)	24,475
99	Diamond Hill Investment Group	7,473
3,384	Douglas Emmett, Inc. REIT	88,559
3,494	East West Bancorp, Inc.	85,009
703	EastGroup Properties, Inc. REIT	44,338
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,086	Eaton Vance Corp.	$83,190
2,169	Education Realty Trust, Inc. REIT	23,837
607	Encore Capital Group, Inc.(a)	17,293
363	Enterprise Financial Services Corp.	5,220
1,535	EPR Properties REIT	86,789
1,700	Equity One, Inc. REIT	43,333
540	Erie Indemnity Co., Class A	42,968
688	First California Financial Group, Inc.(a)	5,552
2,471	First Financial Bancorp	37,979
670	First Financial Bankshares, Inc.	33,105
1,994	First Industrial Realty Trust, Inc. REIT	35,772
148	First of Long Island Corp. (The)	4,471
2,223	First Potomac Realty Trust REIT	35,568
1,109	Flushing Financial Corp.	16,835
130	GAMCO Investors, Inc., Class A	6,825
268	German American Bancorp, Inc.	5,714
890	Getty Realty Corp. REIT	19,055
849	Gladstone Investment Corp.	6,317
3,134	Glimcher Realty Trust REIT	39,300
639	Greenhill & Co., Inc.	29,515
293	Heritage Financial Corp.	4,087
5,096	Hersha Hospitality Trust REIT	30,474
298	Home Federal Bancorp, Inc.	3,630
1,336	Home Properties, Inc. REIT	86,119
710	Independent Bank Corp.	22,038
1,332	Kilroy Realty Corp. REIT	75,378
561	Lakeland Financial Corp.	15,035
2,556	LaSalle Hotel Properties REIT	66,277
5,500	Lexington Realty Trust REIT	70,455
1,885	LPL Financial Holdings, Inc.	65,146
577	LTC Properties, Inc. REIT	26,830
514	Manning & Napier, Inc.	9,000
232	Marlin Business Services Corp.	5,621
3,364	Meadowbrook Insurance Group, Inc.	26,172
459	Medley Capital Corp.	7,151
974	Mid-America Apartment Communities, Inc. REIT	66,943
147	MidWestOne Financial Group, Inc.	3,513
936	Monmouth Real Estate Investment Corp., Class A REIT	9,959
259	National Health Investors, Inc. REIT	17,156
184	National Interstate Corp.	5,345
762	New York Mortgage Trust, Inc. REIT	5,441
525	NewStar Financial, Inc.(a)	6,274
318	Nicholas Financial, Inc. (Canada)	4,649
5,823	NorthStar Realty Finance Corp. REIT	58,055
231	OmniAmerican Bancorp, Inc.(a)	5,752
311	Pacific Premier Bancorp, Inc.(a)	3,779
884	Park Sterling Corp.(a)	5,065
1,026	Pinnacle Financial Partners, Inc.(a)	24,901
1,141	Post Properties, Inc. REIT	56,400

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,838	PrivateBancorp, Inc.	$35,253
1,512	ProAssurance Corp.	74,073
446	PS Business Parks, Inc. REIT	35,591
4,807	Resource Capital Corp. REIT	31,678
763	Rockville Financial, Inc.	9,919
1,205	Ryman Hospitality Properties, Inc. REIT	53,574
588	Safeguard Scientifics, Inc.(a)	9,490
324	Saul Centers, Inc. REIT	14,515
330	SCBT Financial Corp.	15,764
2,512	SEI Investments Co.	71,994
371	Select Income REIT	10,585
749	Southside Bancshares, Inc.	16,014
705	Sovran Self Storage, Inc. REIT	48,363
756	Spirit Realty Capital, Inc. REIT	16,277
605	St. Joe Co. (The)(a)	11,840
1,343	Summit Hotel Properties, Inc. REIT	13,417
639	Sun Communities, Inc. REIT	32,685
883	Taubman Centers, Inc. REIT	75,505
4,181	TD Ameritrade Holding Corp.	83,244
1,325	TFS Financial Corp.(a)	14,403
600	Thomas Properties Group, Inc.	3,054
2,632	Tower Group International Ltd. (Bermuda)	49,797
1,147	UMB Financial Corp.	57,740
479	United Financial Bancorp, Inc.	7,094
153	Universal Health Realty Income Trust REIT	8,221
2,493	Washington REIT	71,200
256	Washington Banking Co.	3,533
1,604	Western Alliance Bancorp(a)	23,595
369	Whitestone REIT	6,089
370	World Acceptance Corp.(a)	32,878
		3,455,498
	Health Care—8.6%
4,058	Alere, Inc.(a)	104,209
545	Almost Family, Inc.	10,758
243	Analogic Corp.	19,314
1,099	AngioDynamics, Inc.(a)	11,133
498	ArthroCare Corp.(a)	17,256
597	Bio-Rad Laboratories, Inc., Class A(a)	71,491
2,213	BioScrip, Inc.(a)	30,672
2,617	Brookdale Senior Living, Inc.(a)	67,492
385	Capital Senior Living Corp.(a)	9,340
478	Chemed Corp.	39,014
317	Chindex International, Inc.(a)	4,343
229	Computer Programs & Systems, Inc.	12,013
650	Cooper Cos., Inc. (The)	71,760
148	CorVel Corp.(a)	7,026
1,399	Covance, Inc.(a)	104,309
816	CryoLife, Inc.	4,896
157	Cynosure, Inc., Class A(a)	4,060
998	Emergent Biosolutions, Inc.(a)	15,309
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
337	Exactech, Inc.(a)	$6,235
1,011	Greatbatch, Inc.(a)	28,247
984	Haemonetics Corp.(a)	37,884
1,078	Hanger, Inc.(a)	32,760
2,647	HealthSouth Corp.(a)	72,793
258	ICU Medical, Inc.(a)	15,545
582	Integra LifeSciences Holdings(a)	20,388
269	Landauer, Inc.	15,029
736	LHC Group, Inc.(a)	15,986
931	Meridian Bioscience, Inc.	18,890
1,339	Merit Medical Systems, Inc.(a)	12,948
1,727	Molina Healthcare, Inc.(a)	57,336
833	Natus Medical, Inc.(a)	10,421
710	Nektar Therapeutics(a)	7,696
655	OraSure Technologies, Inc.(a)	2,921
2,671	Patterson Cos., Inc.	101,364
9,033	PDL BioPharma, Inc.	69,915
893	Rigel Pharmaceuticals, Inc.(a)	4,278
3,609	Select Medical Holdings Corp.	29,774
1,027	Targacept, Inc.(a)	4,735
3,205	VCA Antech, Inc.(a)	77,241
783	West Pharmaceutical Services, Inc.	50,002
1,042	Wright Medical Group, Inc.(a)	24,425
		1,321,208
	Industrials—16.6%
768	A.O. Smith Corp.	57,930
342	AAON, Inc.	9,716
2,637	AAR Corp.	47,097
1,500	Actuant Corp., Class A	46,950
1,359	Aegion Corp.(a)	28,621
682	Aerovironment, Inc.(a)	13,204
802	Altra Holdings, Inc.	21,373
250	American Science & Engineering, Inc.	16,120
1,109	API Technologies Corp.(a)	3,061
1,208	Applied Industrial Technologies, Inc.	51,038
3,410	Babcock & Wilcox Co. (The)	92,752
153	Barrett Business Services, Inc.	8,100
1,325	Beacon Roofing Supply, Inc.(a)	50,522
1,529	Blount International, Inc.(a)	21,238
443	Chart Industries, Inc.(a)	37,571
937	CLARCOR, Inc.	48,443
1,438	Copart, Inc.(a)	50,689
483	Cubic Corp.	20,755
2,177	Donaldson Co., Inc.	79,199
1,117	Douglas Dynamics, Inc.	15,627
1,133	Dun & Bradstreet Corp. (The)	100,214
446	Dynamic Materials Corp.	7,082
1,799	EnerSys(a)	82,466
652	ESCO Technologies, Inc.	23,452
1,080	Esterline Technologies Corp.(a)	81,043

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
232	Exponent, Inc.(a)	$12,226
1,756	Flow International Corp.(a)	6,427
530	Forward Air Corp.	19,552
740	Franklin Electric Co., Inc.	23,954
1,504	Furmanite Corp.(a)	9,550
991	Gardner Denver, Inc.	74,414
1,507	GenCorp, Inc.(a)	19,696
850	Generac Holdings, Inc.	30,541
360	Gorman-Rupp Co. (The)	10,170
326	GP Strategies Corp.(a)	7,188
930	Graco, Inc.	56,293
1,885	Great Lakes Dredge & Dock Corp.	13,044
1,264	Healthcare Services Group, Inc.	28,175
2,016	Hexcel Corp.(a)	61,488
1,204	Hub Group, Inc., Class A(a)	44,127
730	Huron Consulting Group, Inc.(a)	30,499
101	Hyster-Yale Materials Handling, Inc.	5,271
995	ICF International, Inc.(a)	26,974
1,741	IDEX Corp.	90,584
1,495	Interface, Inc.	25,026
1,001	Kaman Corp.	33,824
1,748	KAR Auction Services, Inc.	39,103
3,135	Kratos Defense & Security Solutions, Inc.(a)	15,957
910	Landstar System, Inc.	49,741
1,631	Lincoln Electric Holdings, Inc.	86,052
370	LMI Aerospace, Inc.(a)	7,914
990	Macquarie Infrastructure Co. LLC	57,697
624	Marten Transport Ltd.	12,711
727	Nordson Corp.	50,519
1,407	Old Dominion Freight Line, Inc.(a)	54,170
73	Preformed Line Products Co.	5,877
425	RBC Bearings, Inc.(a)	20,443
1,015	Regal-Beloit Corp.	79,799
3,387	Swift Transportation Co.(a)	47,486
1,026	TAL International Group, Inc.	42,476
527	Taser International, Inc.(a)	4,643
911	Teledyne Technologies, Inc.(a)	68,380
445	Tennant Co.	21,280
1,915	Tetra Tech, Inc.(a)	50,345
228	TRC Cos., Inc.(a)	1,377
351	UniFirst Corp.	31,959
472	US Ecology, Inc.	12,838
909	WABCO Holdings, Inc.(a)	65,657
755	Watsco, Inc.	63,707
		2,533,417
	Information Technology—13.1%
433	ACI Worldwide, Inc.(a)	20,355
1,039	Actuate Corp.(a)	6,379
1,873	ADTRAN, Inc.	39,333
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
606	Alpha & Omega Semiconductor Ltd. (Bermuda)(a)	$4,387
11,007	Atmel Corp.(a)	71,215
244	Badger Meter, Inc.	10,658
691	Blackbaud, Inc.	20,253
694	Blucora, Inc.(a)	10,250
1,654	Booz Allen Hamilton Holding Corp.	25,124
1,837	Brooks Automation, Inc.	17,856
747	Cabot Microelectronics Corp.(a)	25,032
182	Cass Information Systems, Inc.	7,608
550	Cognex Corp.	21,835
512	Coherent, Inc.	28,636
311	Computer Task Group, Inc.	6,382
1,077	Comtech Telecommunications Corp.	26,505
455	Cray, Inc.(a)	9,628
347	Cymer, Inc.(a)	36,352
932	Dice Holdings, Inc.(a)	7,866
1,275	Diodes, Inc.(a)	25,831
807	DST Systems, Inc.	55,804
334	DTS, Inc.(a)	5,604
918	EPIQ Systems, Inc.	12,824
1,606	Euronet Worldwide, Inc.(a)	49,031
670	Exar Corp.(a)	7,223
406	Forrester Research, Inc.	14,555
1,529	Global Payments, Inc.	70,946
528	GSI Technology, Inc.(a)	3,295
12,168	GT Advanced Technologies, Inc.(a)	47,820
1,196	Heartland Payment Systems, Inc.	39,336
1,412	IAC/InterActiveCorp.	66,463
1,224	Integrated Silicon Solution, Inc.(a)	11,224
507	InterDigital, Inc.	22,516
1,224	Internap Network Services Corp.(a)	9,768
2,481	IntraLinks Holdings, Inc.(a)	14,191
1,704	Itron, Inc.(a)	67,564
3,999	JDSU(a)	53,986
1,842	Kopin Corp.(a)	6,097
2,287	Kulicke & Soffa Industries, Inc.(a)	26,438
273	KVH Industries, Inc.(a)	3,606
3,556	Lattice Semiconductor Corp.(a)	16,535
2,376	Limelight Networks, Inc.(a)	4,586
1,718	LTX-Credence Corp.(a)	10,136
1,443	Magnachip Semiconductor Corp.(a)	23,146
184	Manhattan Associates, Inc.(a)	12,919
1,603	ManTech International Corp., Class A	42,784
353	MAXIMUS, Inc.	28,131
343	Measurement Specialties, Inc.(a)	14,670
2,679	Mentor Graphics Corp.	48,919
1,037	Micrel, Inc.	10,432
126	MicroStrategy, Inc., Class A(a)	11,364
1,379	MKS Instruments, Inc.	37,054
616	Move, Inc.(a)	7,029

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
340	MTS Systems Corp.	$20,723
1,070	NETGEAR, Inc.(a)	31,875
2,819	OmniVision Technologies, Inc.(a)	37,803
640	Oplink Communications, Inc.(a)	10,509
353	OSI Systems, Inc.(a)	20,227
392	PC Connection, Inc.	6,052
816	Perficient, Inc.(a)	8,552
757	Plantronics, Inc.	33,172
7,027	PMC - Sierra, Inc.(a)	40,476
7,127	Polycom, Inc.(a)	74,833
7,014	Power-One, Inc.(a)	44,328
1,416	Progress Software Corp.(a)	31,959
2,030	PTC, Inc.(a)	48,740
1,693	QuinStreet, Inc.(a)	11,072
2,329	Rambus, Inc.(a)	16,210
388	Rosetta Stone, Inc.(a)	6,569
698	SeaChange International, Inc.(a)	7,580
617	Silicon Graphics International Corp.(a)	8,021
634	Silicon Laboratories, Inc.(a)	25,176
801	SS&C Technologies Holdings, Inc.(a)	24,583
162	Stamps.com, Inc.(a)	5,482
2,156	Sykes Enterprises, Inc.(a)	33,181
321	Tessco Technologies, Inc.	6,561
9,559	TriQuint Semiconductor, Inc.(a)	55,825
3,890	TTM Technologies, Inc.(a)	28,125
175	Tyler Technologies, Inc.(a)	11,067
841	ViaSat, Inc.(a)	40,763
1,125	WebMD Health Corp.(a)	27,169
758	Websense, Inc.(a)	13,523
		2,007,637
	Materials—6.7%
1,725	AptarGroup, Inc.	96,772
439	Arabian American Development Co.(a)	3,341
1,023	Axiall Corp.	53,656
1,238	Berry Plastics Group, Inc.(a)	23,522
1,068	Buckeye Technologies, Inc.	40,146
144	Chase Corp.	2,794
922	Clearwater Paper Corp.(a)	42,430
849	Compass Minerals International, Inc.	73,472
119	Deltic Timber Corp.	7,435
432	Eagle Materials, Inc.	29,268
3,378	Golden Minerals Co.(a)	6,148
13,533	Golden Star Resources Ltd. (Canada)(a)	14,616
8,121	Graphic Packaging Holding Co.(a)	61,070
258	Handy & Harman Ltd.(a)	3,968
254	Hawkins, Inc.	9,446
330	Haynes International, Inc.	16,041
471	Innospec, Inc.	20,729
736	Kaiser Aluminum Corp.	46,368
821	Koppers Holdings, Inc.	36,050
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,687	Kraton Performance Polymers, Inc.(a)	$38,312
740	Kronos Worldwide, Inc.	13,083
800	Landec Corp.(a)	10,728
2,474	Omnova Solutions, Inc.(a)	16,502
2,062	PolyOne Corp.	46,457
326	Quaker Chemical Corp.	20,121
841	Schweitzer-Mauduit International, Inc.	33,884
1,507	Silgan Holdings, Inc.	72,140
478	Stepan Co.	27,217
3,160	Stillwater Mining Co.(a)	39,310
19,618	Thompson Creek Metals Co., Inc. (Canada)(a)	58,658
160	US Silica Holdings, Inc.	3,269
342	Westlake Chemical Corp.	28,434
878	Zep, Inc.	13,346
841	Zoltek Cos., Inc.(a)	11,110
		1,019,843
	Telecommunication Services—1.5%
286	Atlantic Tele-Network, Inc.	14,520
924	IDT Corp., Class B	13,666
3,751	Level 3 Communications, Inc.(a)	75,508
756	Lumos Networks Corp.	10,198
778	Shenandoah Telecommunications Co.	12,751
3,231	tw telecom, inc.(a)	87,496
7,354	Vonage Holdings Corp.(a)	22,430
		236,569
	Utilities—3.0%
520	American States Water Co.	28,850
3,145	Aqua America, Inc.	99,791
252	Artesian Resources Corp., Class A	5,940
11,114	Atlantic Power Corp. (Canada)	52,236
350	Chesapeake Utilities Corp.	18,676
2,028	Cleco Corp.	100,426
291	Connecticut Water Service, Inc.	8,288
1,336	El Paso Electric Co.	50,047
575	Ormat Technologies, Inc.	12,500
1,933	UIL Holdings Corp.	80,490
351	York Water Co. (The)	6,581
		463,825
	Total Common Stocks and Other Equity Interests (Cost $13,986,568)	15,285,971
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.4%
55,442	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $55,442)	$55,442
	Total Investments (Cost $14,042,010)—100.3%	15,341,413
	Liabilities in excess of other assets—(0.3)%	(51,777)
	Net Assets—100.0%	$15,289,636

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.5%
557	AFC Enterprises, Inc.(a)	$17,757
1,665	AMC Networks, Inc., Class A(a)	104,912
768	American Public Education, Inc.(a)	25,751
503	America's Car-Mart, Inc.(a)	23,274
9,209	Ascena Retail Group, Inc.(a)	170,366
1,519	BJ's Restaurants, Inc.(a)	52,102
1,294	Black Diamond, Inc.(a)	12,681
1,647	Bloomin' Brands, Inc.(a)	35,822
2,578	Bridgepoint Education, Inc.(a)	27,791
739	Buffalo Wild Wings, Inc.(a)	66,510
5,490	Crocs, Inc.(a)	87,950
2,771	Deckers Outdoor Corp.(a)	152,738
4,508	Dick's Sporting Goods, Inc.	216,835
1,143	Dorman Products, Inc.	43,137
1,609	DSW, Inc., Class A	106,387
641	Five Below, Inc.(a)	23,070
1,866	Fossil, Inc.(a)	183,092
1,075	Francesca's Holdings Corp.(a)	30,702
784	Gentherm, Inc.(a)	11,940
4,677	GNC Holdings, Inc., Class A	212,008
1,590	Grand Canyon Education, Inc.(a)	40,656
5,162	Groupon, Inc.(a)	31,488
646	HomeAway, Inc.(a)	19,735
5,123	Iconix Brand Group, Inc.(a)	146,774
1,473	iRobot Corp.(a)	42,850
3,993	Jamba, Inc.(a)	10,621
1,670	K12, Inc.(a)	42,535
703	Lumber Liquidators Holdings, Inc.(a)	57,618
687	Mattress Firm Holding Corp.(a)	26,326
1,461	Monro Muffler Brake, Inc.	60,427
609	Morningstar, Inc.	40,200
5,303	National CineMedia, Inc.	86,121
900	Panera Bread Co., Class A(a)	159,507
2,218	Polaris Industries, Inc.	191,169
1,046	Rue21, Inc.(a)	33,367
2,865	Scripps Networks Interactive, Inc., Class A	190,752
2,345	SHFL entertainment, Inc.(a)	37,051
1,330	Shutterfly, Inc.(a)	59,225
1,617	Skullcandy, Inc.(a)	8,311
1,608	Steven Madden Ltd.(a)	78,197
473	Sturm Ruger & Co., Inc.	24,251
273	Tesla Motors, Inc.(a)	14,739
3,604	Texas Roadhouse, Inc.	84,694
1,425	TripAdvisor, Inc.(a)	74,926
1,725	True Religion Apparel, Inc.	46,679
462	Tumi Holdings, Inc.(a)	10,640
1,696	Under Armour, Inc., Class A(a)	96,808
4,790	Urban Outfitters, Inc.(a)	198,498
790	Vera Bradley, Inc.(a)	18,028
1,248	Vitamin Shoppe, Inc.(a)	61,339
1,269	Zagg, Inc.(a)	8,591
		3,606,948
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Consumer Staples—2.9%
2,988	B&G Foods, Inc.	$92,210
201	Boston Beer Co., Inc. (The), Class A(a)	34,033
3,616	Boulder Brands, Inc.(a)	32,580
601	Chefs' Warehouse, Inc. (The)(a)	11,052
8,264	Darling International, Inc.(a)	152,967
1,641	Fresh Market, Inc. (The)(a)	67,166
3,411	Green Mountain Coffee Roasters, Inc.(a)	195,791
2,828	Harbinger Group, Inc.(a)	25,565
669	Medifast, Inc.(a)	17,528
698	PriceSmart, Inc.	62,283
3,331	Snyders-Lance, Inc.	83,875
		775,050
	Energy—6.2%
1,540	Approach Resources, Inc.(a)	36,529
3,609	Atwood Oceanics, Inc.(a)	177,022
441	Bonanza Creek Energy, Inc.(a)	15,148
5,921	BPZ Resources, Inc.(a)	12,671
2,023	C&J Energy Services, Inc.(a)	40,035
885	CARBO Ceramics, Inc.	62,525
416	Cheniere Energy, Inc.(a)	11,848
2,340	Clean Energy Fuels Corp.(a)	30,865
2,979	Cobalt International Energy, Inc.(a)	83,233
1,135	Contango Oil & Gas Co.	42,699
626	Continental Resources, Inc.(a)	50,030
732	CVR Energy, Inc.	36,066
2,463	Delek US Holdings, Inc.	88,890
2,021	Forum Energy Technologies, Inc.(a)	56,204
217	Geospace Technologies Corp.(a)	18,308
1,511	Gulfport Energy Corp.(a)	78,859
1,421	Halcon Resources Corp.(a)	9,293
4,012	Heckmann Corp.(a)	14,804
6,397	Kodiak Oil & Gas Corp. (Canada)(a)	50,089
1,194	Laredo Petroleum Holdings, Inc.(a)	20,537
6,681	Magnum Hunter Resources Corp.(a)	18,172
1,752	Matador Resources Co.(a)	17,292
6,344	McMoRan Exploration Co.(a)	104,993
3,238	Midstates Petroleum Co., Inc.(a)	18,683
3,505	Miller Energy Resources, Inc.(a)	13,319
2,519	Northern Oil and Gas, Inc.(a)	32,470
1,426	Oasis Petroleum, Inc.(a)	48,812
1,887	PBF Energy, Inc.	57,459
3,267	Renewable Energy Group, Inc.(a)	32,115
3,983	Resolute Energy Corp.(a)	36,723
1,781	Rex Energy Corp.(a)	28,621
446	RigNet, Inc.(a)	10,793
2,861	RPC, Inc.	37,880
665	Sanchez Energy Corp.(a)	12,043
36,522	SandRidge Energy, Inc.(a)	187,723
954	Solazyme, Inc.(a)	8,681

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,005	Triangle Petroleum Corp.(a)	$11,007
23,438	Vantage Drilling Co. (Cayman Islands)(a)	39,610
		1,652,051
	Financials—22.6%
1,138	1st United Bancorp, Inc.	7,545
92	Alexander's, Inc. REIT	28,335
1,876	American Assets Trust, Inc. REIT	63,334
3,975	American Campus Communities, Inc. REIT	177,444
1,428	AmTrust Financial Services, Inc.	45,210
2,077	Apollo Commercial Real Estate Finance, Inc. REIT	36,846
4,969	ARMOUR Residential REIT, Inc.	32,249
2,518	Associated Estates Realty Corp. REIT	44,997
1,205	Bank of the Ozarks, Inc.	49,321
1,304	Beneficial Mutual Bancorp, Inc.(a)	11,149
446	BofI Holding, Inc.(a)	18,188
1,889	Campus Crest Communities, Inc. REIT	25,804
629	Capital Bank Financial Corp., Class A(a)	11,240
1,357	Cardinal Financial Corp.	20,694
2,909	CBOE Holdings, Inc.	109,175
1,198	Chatham Lodging Trust REIT	21,935
2,289	Chesapeake Lodging Trust REIT	54,158
1,494	Colony Financial, Inc. REIT	33,316
702	Coresite Realty Corp. REIT	25,398
210	Credit Acceptance Corp.(a)	21,069
14,280	CYS Investments, Inc. REIT	177,500
3,038	DuPont Fabros Technology, Inc. REIT	76,375
3,760	Dynex Capital, Inc. REIT	40,420
751	Eagle Bancorp, Inc.(a)	17,371
1,216	eHealth, Inc.(a)	25,463
1,477	Equity Lifestyle Properties, Inc. REIT	120,006
4,422	EverBank Financial Corp.	70,752
735	Evercore Partners, Inc., Class A	27,746
1,535	Excel Trust, Inc. REIT	23,378
3,519	Extra Space Storage, Inc. REIT	153,358
4,016	EZCORP, Inc., Class A(a)	67,870
521	Fidus Investment Corp.	9,795
640	Financial Engines, Inc.	23,277
965	First Cash Financial Services, Inc.(a)	49,669
890	First Connecticut Bancorp, Inc.	13,208
386	Fox Chase Bancorp, Inc.	6,527
566	Franklin Financial Corp.	10,290
4,558	Geo Group, Inc. (The) REIT	170,697
2,720	Government Properties Income Trust REIT	70,856
1,967	Green Dot Corp., Class A(a)	30,902
7,252	Hancock Holding Co.	197,762
9,890	Hatteras Financial Corp. REIT	270,294
5,386	Healthcare Trust of America, Inc., Class A REIT	67,217
3,943	Hercules Technology Growth Capital, Inc.	52,442
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
996	HFF, Inc., Class A	$20,866
1,099	Home BancShares, Inc.	43,652
1,592	Howard Hughes Corp. (The)(a)	150,253
1,395	Hudson Pacific Properties, Inc. REIT	31,820
2,684	IBERIABANK Corp.	122,444
1,464	ICG Group, Inc.(a)	17,378
984	INTL FCStone, Inc.(a)	16,846
10,118	Invesco Mortgage Capital, Inc. REIT(b)	216,525
2,313	Investors Bancorp, Inc.	45,797
963	Kennedy-Wilson Holdings, Inc.	16,015
823	MarketAxess Holdings, Inc.	34,829
6,740	Medical Properties Trust, Inc. REIT	108,447
235	Meridian Interstate Bancorp, Inc.(a)	4,298
6,073	National Retail Properties, Inc. REIT	240,977
1,346	Netspend Holdings, Inc.(a)	21,482
869	Northfield Bancorp, Inc.	10,219
2,938	Ocwen Financial Corp.(a)	107,472
5,609	OMEGA Healthcare Investors, Inc. REIT	184,368
2,626	Oritani Financial Corp.	40,624
3,347	Pebblebrook Hotel Trust REIT	90,905
2,558	PennyMac Mortgage Investment Trust REIT	64,590
523	Portfolio Recovery Associates, Inc.(a)	64,198
3,299	Prosperity Bancshares, Inc.	151,556
1,422	Realogy Holdings Corp.(a)	68,256
2,594	Retail Opportunity Investments Corp. REIT	38,417
7,761	RLJ Lodging Trust REIT	178,813
2,049	Signature Bank(a)	146,729
745	STAG Industrial, Inc. REIT	16,420
6,112	Starwood Property Trust, Inc. REIT	168,019
4,225	Stifel Financial Corp.(a)	136,130
2,957	SVB Financial Group(a)	210,272
3,546	Tanger Factory Outlet Centers, Inc. REIT	131,628
566	Tejon Ranch Co.(a)	16,516
589	Terreno Realty Corp. REIT	11,085
467	Territorial Bancorp, Inc.	10,918
1,765	Texas Capital Bancshares, Inc.(a)	73,530
7,862	Two Harbors Investment Corp. REIT	94,187
1,495	ViewPoint Financial Group, Inc.	27,837
91	Virtus Investment Partners, Inc.(a)	17,381
4,492	Waddell & Reed Financial, Inc., Class A	192,572
616	Walker & Dunlop, Inc.(a)	10,971
1,142	Walter Investment Management Corp.(a)	38,326
346	Westwood Holdings Group, Inc.	15,120
		6,019,270
	Health Care—13.8%
478	Abaxis, Inc.	20,406
615	Abiomed, Inc.(a)	11,359
2,034	Accretive Health, Inc.(a)	21,438
4,967	Accuray, Inc.(a)	21,855
611	Acorda Therapeutics, Inc.(a)	24,177

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,302	Affymax, Inc.(a)	$2,072
1,219	Air Methods Corp.	44,603
741	Akorn, Inc.(a)	11,152
1,548	Align Technology, Inc.(a)	51,270
11,588	Allscripts Healthcare Solutions, Inc.(a)	160,378
395	Alnylam Pharmaceuticals, Inc.(a)	9,460
2,919	Alphatec Holdings, Inc.(a)	5,517
704	AMAG Pharmaceuticals, Inc.(a)	15,523
759	ARIAD Pharmaceuticals, Inc.(a)	13,563
3,909	Astex Pharmaceuticals(a)	26,894
309	athenahealth, Inc.(a)	29,744
49	Atrion Corp.	9,819
714	Auxilium Pharmaceuticals, Inc.(a)	10,660
2,419	Aveo Pharmaceuticals, Inc.(a)	12,361
1,331	Bio-Reference Labs, Inc.(a)	33,940
3,767	Bruker Corp.(a)	66,940
648	Cantel Medical Corp.	20,483
5,539	Centene Corp.(a)	255,902
589	Cepheid, Inc.(a)	22,459
721	Conceptus, Inc.(a)	22,358
2,375	Cubist Pharmaceuticals, Inc.(a)	109,060
548	Cyberonics, Inc.(a)	23,794
4,243	Dendreon Corp.(a)	19,985
1,697	DepoMed, Inc.(a)	9,350
529	DexCom, Inc.(a)	8,681
1,992	Emeritus Corp.(a)	51,194
1,298	Ensign Group, Inc. (The)	45,261
1,482	ExamWorks Group, Inc.(a)	26,824
2,560	Exelixis, Inc.(a)	13,286
2,816	Globus Medical, Inc., Class A(a)	42,860
477	HealthStream, Inc.(a)	10,952
103	HeartWare International, Inc.(a)	10,012
722	Hi-Tech Pharmacal Co., Inc.	23,869
1,690	HMS Holdings Corp.(a)	42,605
1,489	IDEXX Laboratories, Inc.(a)	130,972
659	Immunogen, Inc.(a)	10,557
6,133	Impax Laboratories, Inc.(a)	107,328
1,803	InterMune, Inc.(a)	16,822
783	IPC The Hospitalist Co., Inc.(a)	35,720
831	Isis Pharmaceuticals, Inc.(a)	18,606
4,312	Lexicon Pharmaceuticals, Inc.(a)	8,538
1,363	Luminex Corp.(a)	22,667
3,731	Masimo Corp.	74,844
3,201	MedAssets, Inc.(a)	59,955
1,681	Medicines Co. (The)(a)	56,751
272	Medidata Solutions, Inc.(a)	18,050
2,783	MEDNAX, Inc.(a)	246,936
3,498	Merge Healthcare, Inc.(a)	10,914
1,995	Momenta Pharmaceuticals, Inc.(a)	24,578
535	MWI Veterinary Supply, Inc.(a)	62,975
2,932	Myriad Genetics, Inc.(a)	81,656
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
583	Neogen Corp.(a)	$29,634
1,058	NPS Pharmaceuticals, Inc.(a)	14,209
2,894	NuVasive, Inc.(a)	60,687
1,377	NxStage Medical, Inc.(a)	15,381
1,740	Omnicell, Inc.(a)	31,355
791	Onyx Pharmaceuticals, Inc.(a)	74,987
830	Optimer Pharmaceuticals, Inc.(a)	12,815
3,274	PAREXEL International Corp.(a)	134,070
1,813	Pozen, Inc.(a)	8,938
3,622	Quality Systems, Inc.	64,725
1,003	Questcor Pharmaceuticals, Inc.	30,832
887	Quidel Corp.(a)	19,798
5,291	RTI Biologics, Inc.(a)	21,058
1,119	Salix Pharmaceuticals Ltd.(a)	58,513
2,787	SciClone Pharmaceuticals, Inc.(a)	13,183
461	Seattle Genetics, Inc.(a)	17,034
1,938	Sirona Dental Systems, Inc.(a)	142,521
3,434	Solta Medical, Inc.(a)	6,696
618	Spectranetics Corp.(a)	11,526
1,160	Spectrum Pharmaceuticals, Inc.	8,596
2,439	Team Health Holdings, Inc.(a)	90,926
1,268	Techne Corp.	81,330
1,990	Thoratec Corp.(a)	72,038
1,530	United Therapeutics Corp.(a)	102,173
789	US Physical Therapy, Inc.	18,826
585	Vascular Solutions, Inc.(a)	9,307
4,527	ViroPharma, Inc.(a)	123,361
952	VIVUS, Inc.(a)	12,652
1,870	Volcano Corp.(a)	37,942
		3,675,048
	Industrials—13.2%
981	Acacia Research Corp.(a)	23,367
683	Advisory Board Co. (The)(a)	33,569
4,738	Air Lease Corp.	130,342
562	Allegiant Travel Co.	50,524
1,816	Ameresco, Inc., Class A(a)	13,384
601	Argan, Inc.	10,638
649	Astronics Corp.(a)	18,042
1,012	AZZ, Inc.	42,797
771	CAI International, Inc.(a)	19,653
2,873	Clean Harbors, Inc.(a)	163,675
986	Colfax Corp.(a)	46,017
491	DXP Enterprises, Inc.(a)	32,838
789	Echo Global Logistics, Inc.(a)	13,689
2,160	Edgen Group, Inc.(a)	14,796
1,167	EnerNOC, Inc.(a)	20,446
1,361	Genesee & Wyoming, Inc., Class A(a)	115,957
455	Graham Corp.	11,057
1,370	HEICO Corp.	60,294
3,458	II-VI, Inc.(a)	53,495

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,889	InnerWorkings, Inc.(a)	$19,022
910	KEYW Holding Corp. (The)(a)	12,367
2,812	Kirby Corp.(a)	210,591
786	L.B. Foster Co., Class A	34,702
441	Lindsay Corp.	33,878
4,385	MasTec, Inc.(a)	121,903
619	Middleby Corp. (The)(a)	92,590
871	Mistras Group, Inc.(a)	16,505
2,163	MSC Industrial Direct Co., Inc., Class A	170,444
619	Multi-Color Corp.	16,007
1,726	On Assignment, Inc.(a)	41,890
6,027	Pendrell Corp.(a)	10,186
1,483	PMFG, Inc.(a)	8,542
2,575	Polypore International, Inc.(a)	107,970
1,848	Primoris Services Corp.	40,730
1,740	Raven Industries, Inc.	58,377
1,269	Roadrunner Transportation Systems, Inc.(a)	28,565
2,156	Rollins, Inc.	52,434
1,164	RPX Corp.(a)	15,609
3,770	Sensata Technologies Holding NV (Netherlands)(a)	126,107
3,197	Spirit Airlines, Inc.(a)	85,360
806	Sun Hydraulics Corp.	26,397
1,044	Team, Inc.(a)	40,465
1,202	Thermon Group Holdings, Inc.(a)	23,559
2,921	Titan International, Inc.	65,168
2,059	Titan Machinery, Inc.(a)	46,451
3,236	Towers Watson & Co., Class A	235,969
2,893	Triumph Group, Inc.	231,151
1,059	Valmont Industries, Inc.	154,328
1,470	Wabtec Corp.	154,262
5,181	Waste Connections, Inc.	196,619
2,132	Wesco Aircraft Holdings, Inc.(a)	35,199
3,589	Woodward, Inc.	129,168
578	XPO Logistics, Inc.(a)	9,427
		3,526,522
	Information Technology—21.2%
742	3D Systems Corp.(a)	28,374
2,290	Accelrys, Inc.(a)	22,556
4,941	Active Network, Inc. (The)(a)	24,853
1,442	Advent Software, Inc.(a)	41,876
1,226	Aruba Networks, Inc.(a)	27,573
703	Aspen Technology, Inc.(a)	21,427
2,606	Bankrate, Inc.(a)	35,129
990	Bottomline Technologies, Inc.(a)	25,938
547	BroadSoft, Inc.(a)	13,981
2,371	Calix, Inc.(a)	20,225
1,966	Cardtronics, Inc.(a)	55,068
772	Cavium, Inc.(a)	24,279
1,071	CEVA, Inc.(a)	16,343
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,705	Ciena Corp.(a)	$40,467
2,200	Cirrus Logic, Inc.(a)	42,482
436	CommVault Systems, Inc.(a)	32,063
1,203	comScore, Inc.(a)	19,453
1,242	Comverse, Inc.(a)	32,950
791	Concur Technologies, Inc.(a)	57,830
1,308	Constant Contact, Inc.(a)	19,110
586	CoStar Group, Inc.(a)	63,528
4,140	Cree, Inc.(a)	234,200
1,292	Datalink Corp.(a)	14,457
1,885	Dealertrack Technologies, Inc.(a)	52,497
2,725	Demand Media, Inc.(a)	23,598
3,189	Dolby Laboratories, Inc., Class A	104,759
1,947	Ebix, Inc.	36,234
2,785	EchoStar Corp., Class A(a)	109,367
6,265	Entropic Communications, Inc.(a)	26,564
593	Envestnet, Inc.(a)	10,804
1,085	Exlservice Holdings, Inc.(a)	35,393
1,247	FactSet Research Systems, Inc.	117,305
650	FARO Technologies, Inc.(a)	25,213
1,469	FEI Co.	93,840
6,088	Finisar Corp.(a)	78,170
1,223	FleetCor Technologies, Inc.(a)	94,049
7,107	FLIR Systems, Inc.	172,771
1,432	Fortinet, Inc.(a)	25,719
943	Fusion-io, Inc.(a)	17,710
2,130	Gartner, Inc.(a)	123,220
10,284	Genpact Ltd.	191,282
1,951	Globecomm Systems, Inc.(a)	23,900
10,738	Harmonic, Inc.(a)	60,992
1,193	Higher One Holdings, Inc.(a)	11,763
861	Hittite Microwave Corp.(a)	48,311
5,495	Infinera Corp.(a)	46,268
3,294	Informatica Corp.(a)	108,471
858	Inphi Corp.(a)	8,074
335	Interactive Intelligence Group, Inc.(a)	13,879
892	InvenSense, Inc.(a)	8,313
666	IPG Photonics Corp.	42,411
1,468	Ixia(a)	24,178
2,003	j2 Global, Inc.	81,522
3,310	Jack Henry & Associates, Inc.	153,584
1,005	Keynote Systems, Inc.	11,266
673	Liquidity Services, Inc.(a)	22,142
943	Littelfuse, Inc.	65,840
1,074	LivePerson, Inc.(a)	13,769
825	LogMeIn, Inc.(a)	18,628
1,142	Maxwell Technologies, Inc.(a)	6,966
3,537	MICROS Systems, Inc.(a)	150,004
4,884	Microsemi Corp.(a)	101,587
2,703	Mindspeed Technologies, Inc.(a)	6,190
1,151	Monolithic Power Systems, Inc.	27,762

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,233	Monotype Imaging Holdings, Inc.	$28,593
1,476	Nanometrics, Inc.(a)	20,708
3,747	National Instruments Corp.	102,406
1,132	NeoPhotonics Corp.(a)	6,237
1,526	NetScout Systems, Inc.(a)	34,808
2,364	NeuStar, Inc., Class A(a)	103,709
1,863	NIC, Inc.	31,373
178	NVE Corp.(a)	9,446
13,651	OCZ Technology Group, Inc.(a)	17,883
217	OpenTable, Inc.(a)	12,020
476	Pegasystems, Inc.	12,048
924	Power Integrations, Inc.	38,263
310	PROS Holdings, Inc.(a)	8,035
797	QLIK Technologies, Inc.(a)	20,730
1,486	RealD, Inc.(a)	22,245
689	RealPage, Inc.(a)	14,056
1,395	Responsys, Inc.(a)	10,839
4,732	Riverbed Technology, Inc.(a)	70,318
8,608	Rovi Corp.(a)	201,341
3,227	Rubicon Technology, Inc.(a)	23,912
7,010	Sapient Corp.(a)	81,877
2,227	Semtech Corp.(a)	71,420
2,012	ServiceSource International, Inc.(a)	12,877
3,065	ShoreTel, Inc.(a)	11,065
9,353	Skyworks Solutions, Inc.(a)	206,421
535	Solarwinds, Inc.(a)	27,205
1,879	Solera Holdings, Inc.	108,193
328	Sourcefire, Inc.(a)	15,665
3,670	Super Micro Computer, Inc.(a)	35,305
1,574	Synaptics, Inc.(a)	64,896
881	Synchronoss Technologies, Inc.(a)	24,968
555	Syntel, Inc.	35,059
1,843	Telenav, Inc.(a)	9,657
1,125	Telular Corp.	14,366
4,936	TIBCO Software, Inc.(a)	95,808
2,413	TiVo, Inc.(a)	28,280
173	Ultimate Software Group, Inc. (The)(a)	16,710
700	Ultratech, Inc.(a)	20,629
638	Universal Display Corp.(a)	20,059
2,069	Vantiv, Inc., Class A(a)	46,615
1,732	VASCO Data Security International, Inc.(a)	14,739
3,276	Veeco Instruments, Inc.(a)	124,717
7,173	VeriFone Systems, Inc.(a)	154,076
969	Verint Systems, Inc.(a)	32,016
1,109	Virtusa Corp.(a)	24,631
782	Vocus, Inc.(a)	6,577
1,361	Volterra Semiconductor Corp.(a)	17,707
1,174	Web.com Group, Inc.(a)	20,428
1,431	Wex, Inc.(a)	108,441
27,302	Zynga, Inc., Class A(a)	87,093
		5,634,947
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—5.1%
2,159	Allied Nevada Gold Corp.(a)	$23,101
696	American Vanguard Corp.	20,073
759	Balchem Corp.	32,895
3,370	Calgon Carbon Corp.(a)	57,425
10,836	Coeur d'Alene Mines Corp.(a)	165,141
1,368	Flotek Industries, Inc.(a)	21,943
1,690	FutureFuel Corp.	20,702
3,205	Globe Specialty Metals, Inc.	41,857
725	Gold Resource Corp.	7,424
22,706	Hecla Mining Co.	77,200
1,898	Innophos Holdings, Inc.	97,386
4,017	Intrepid Potash, Inc.	73,953
2,851	KapStone Paper and Packaging Corp.	84,333
399	KMG Chemicals, Inc.	7,326
1,412	LSB Industries, Inc.(a)	46,116
8,717	Molycorp, Inc.(a)	50,907
473	NewMarket Corp.	127,095
755	PetroLogistics LP	10,381
1,730	Royal Gold, Inc.	96,153
3,885	Tronox Ltd., Class A (Australia)	79,798
2,916	W.R. Grace & Co.(a)	224,853
		1,366,062
	Telecommunication Services—0.6%
1,487	8x8, Inc.(a)	10,751
9,154	Clearwire Corp., Class A(a)	30,758
1,285	Cogent Communications Group, Inc.	36,802
8,456	Iridium Communications, Inc.(a)	56,740
2,217	ORBCOMM, Inc.(a)	10,486
		145,537
	Utilities—0.9%
2,583	ITC Holdings Corp.	238,204
	Total Common Stocks and Other Equity Interests (Cost $25,381,991)	26,639,639
	Money Market Fund—0.3%
87,760	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $87,760)	87,760
	Total Investments (Cost $25,469,751)—100.3%	26,727,399
	Liabilities in excess of other assets—(0.3)%	(81,311)
	Net Assets—100.0%	$26,646,088

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2013

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Affiliated company. The Fund's Adviser and Invesco Mortgage Capital, Inc. REIT are subsidiaries of Invesco, Ltd. and therefore, are considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—21.7%
2,821	1-800-FLOWERS.COM, Inc., Class A(a)	$16,729
10,059	Aeropostale, Inc.(a)	147,465
1,472	Allison Transmission Holdings, Inc.	33,576
6,236	American Apparel, Inc.(a)	12,036
5,638	American Greetings Corp., Class A	103,965
3,277	Ameristar Casinos, Inc.	86,480
3,974	ANN, Inc.(a)	117,392
543	Arctic Cat, Inc.(a)	24,430
2,972	Asbury Automotive Group, Inc.(a)	119,147
5,749	Barnes & Noble, Inc.(a)(b)	104,229
1,194	Bassett Furniture Industries, Inc.	16,752
2,781	Beazer Homes USA, Inc.(a)(b)	44,941
7,024	bebe Stores, Inc.	39,756
7,548	Belo Corp., Class A	80,915
2,300	Big 5 Sporting Goods Corp.	38,640
97	Biglari Holdings, Inc.(a)	37,566
2,078	Blyth, Inc.(b)	34,245
2,607	Bob Evans Farms, Inc.	112,987
4,701	Bon-Ton Stores, Inc. (The)(b)	72,113
14,493	Boyd Gaming Corp.(a)(b)	173,916
5,327	Brinker International, Inc.	207,220
5,210	Brown Shoe Co., Inc.	88,101
3,676	Brunswick Corp.	116,382
8,659	Callaway Golf Co.	58,015
38,455	Career Education Corp.(a)	84,216
1,372	Carmike Cinemas, Inc.(a)	24,092
2,430	Cato Corp. (The), Class A	58,344
1,510	CEC Entertainment, Inc.	50,389
2,817	Cheesecake Factory, Inc. (The)	112,173
2,294	Children's Place Retail Stores, Inc. (The)(a)	112,222
3,118	Christopher & Banks Corp.(a)	21,670
3,072	Citi Trends, Inc.(a)	36,157
5,020	Clear Channel Outdoor Holdings, Inc., Class A(a)	36,295
842	Columbia Sportswear Co.	49,341
987	Conn's, Inc.(a)	42,747
5,594	Cooper Tire & Rubber Co.	139,235
42,594	Corinthian Colleges, Inc.(a)(b)	85,188
1,396	Cracker Barrel Old Country Store, Inc.	115,505
1,018	CSS Industries, Inc.	29,176
522	Culp, Inc.	8,477
5,606	Cumulus Media, Inc., Class A(a)	17,883
5,933	Denny's Corp.(a)	33,640
4,523	Destination XL Group, Inc.(a)	22,525
2,216	Dillard's, Inc., Class A	182,621
1,027	Drew Industries, Inc.	37,075
3,909	E.W. Scripps Co. (The), Class A(a)	54,296
6,675	Education Management Corp.(a)(b)	37,847
2,644	Entercom Communications Corp., Class A(a)	20,914
5,361	Entravision Communications Corp., Class A	20,693
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,748	Ethan Allen Interiors, Inc.	$51,181
21,244	Exide Technologies(a)	17,996
5,224	Express, Inc.(a)	95,129
8,783	Federal-Mogul Corp.(a)	65,697
888	Fiesta Restaurant Group, Inc.(a)	24,207
4,228	Fifth & Pacific Cos., Inc.(a)	87,181
3,585	Finish Line, Inc. (The), Class A	69,513
461	Fisher Communications, Inc.	19,095
558	Flexsteel Industries, Inc.	11,489
4,859	Fred's, Inc., Class A	69,144
1,712	Fuel Systems Solutions, Inc.(a)	26,896
5,388	Gray Television, Inc.(a)	34,214
2,923	Group 1 Automotive, Inc.	176,783
3,921	Harman International Industries, Inc.	175,308
8,193	Harte-Hanks, Inc.	64,971
1,293	Haverty Furniture Cos., Inc.	30,748
3,746	hhgregg, Inc.(a)(b)	50,608
842	Hooker Furniture Corp.	14,558
2,825	Hot Topic, Inc.	39,409
10,043	Hovnanian Enterprises, Inc., Class A(a)(b)	54,734
2,810	Hyatt Hotels Corp., Class A(a)	119,931
1,969	International Speedway Corp., Class A	64,721
1,537	Interval Leisure Group, Inc.	29,295
4,226	Isle of Capri Casinos, Inc.(a)	32,371
9,846	ITT Educational Services, Inc.(a)(b)	180,280
3,900	Jack in the Box, Inc.(a)	139,815
3,627	JAKKS Pacific, Inc.	39,571
477	Johnson Outdoors, Inc., Class A(a)	11,190
14,594	Jones Group, Inc. (The)	204,316
4,195	Journal Communications, Inc., Class A(a)	28,568
6,031	KB Home	135,939
1,650	Kirkland's, Inc.(a)	19,899
3,557	Lamar Advertising Co., Class A(a)	166,539
2,875	La-Z-Boy, Inc.	51,923
1,665	Libbey, Inc.(a)	32,251
1,570	LIN TV Corp., Class A(a)	19,327
1,587	Lithia Motors, Inc., Class A	78,588
14,984	Live Nation Entertainment, Inc.(a)	189,248
982	Luby's, Inc.(a)	6,687
847	M/I Homes, Inc.(a)	20,836
493	Mac-Gray Corp.	6,384
2,171	Maidenform Brands, Inc.(a)	39,078
2,227	Marcus Corp.	28,595
2,318	MarineMax, Inc.(a)	26,866
2,498	Martha Stewart Living Omnimedia, Inc., Class A(a)	6,170
1,814	Matthews International Corp., Class A	66,773
14,491	McClatchy Co. (The), Class A(a)(b)	33,474
2,229	MDC Holdings, Inc.	83,810
4,523	Men's Wearhouse, Inc. (The)	151,521
2,810	Meredith Corp.(b)	109,084

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,436	Meritage Homes Corp.(a)	$70,062
6,941	Modine Manufacturing Co.(a)	63,441
967	Monarch Casino & Resort, Inc.(a)	12,445
2,620	Morgans Hotel Group Co.(a)	16,061
579	Movado Group, Inc.	17,509
845	Multimedia Games Holding Co., Inc.(a)	20,838
1,296	NACCO Industries, Inc., Class A	75,194
1,162	Nautilus, Inc.(a)	7,995
3,265	New York & Co., Inc.(a)	14,562
16,086	New York Times Co. (The), Class A(a)	142,522
852	Nexstar Broadcasting Group, Inc., Class A	20,746
4,861	Nutrisystem, Inc.	39,374
4,817	Orbitz Worldwide, Inc.(a)	28,806
663	Oxford Industries, Inc.	39,203
794	Papa John's International, Inc.(a)	50,022
5,145	Penske Automotive Group, Inc.	159,083
7,202	Pep Boys-Manny, Moe & Jack (The)	83,543
2,500	Perry Ellis International, Inc.	43,925
5,811	Pinnacle Entertainment, Inc.(a)	110,758
1,831	Pool Corp.	89,756
13,964	Quiksilver, Inc.(a)	93,978
1,102	Red Robin Gourmet Burgers, Inc.(a)	53,304
12,571	Regal Entertainment Group, Class A(b)	225,524
6,130	Regis Corp.	114,938
8,720	Ruby Tuesday, Inc.(a)	84,061
2,391	Ruth's Hospitality Group, Inc.	23,695
1,750	Ryland Group, Inc. (The)	78,855
254	Saga Communications, Inc., Class A	11,694
10,636	Saks, Inc.(a)(b)	122,846
2,997	Scholastic Corp.	82,268
5,883	Scientific Games Corp., Class A(a)	52,241
968	Sears Hometown and Outlet Stores, Inc.(a)	43,182
242	Shiloh Industries, Inc.	2,384
1,446	Shoe Carnival, Inc.	30,120
3,125	Sinclair Broadcast Group, Inc., Class A	83,750
3,674	Skechers U.S.A., Inc., Class A(a)	76,346
6,694	Sonic Automotive, Inc., Class A	147,201
4,330	Sonic Corp.(a)	54,255
4,617	Spartan Motors, Inc.	24,562
899	Speedway Motorsports, Inc.	16,209
2,689	Stage Stores, Inc.	74,458
1,240	Standard Motor Products, Inc.	37,994
2,246	Standard Pacific Corp.(a)(b)	20,326
7,067	Starz - Liberty Capital(a)	165,226
3,427	Stein Mart, Inc.	27,108
609	Steinway Musical Instruments, Inc.(a)	15,188
4,835	Stewart Enterprises, Inc., Class A	43,080
4,248	Stoneridge, Inc.(a)	32,157
2,593	Superior Industries International, Inc.	47,607
995	Systemax, Inc.	9,114
3,522	Thor Industries, Inc.	130,631
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
889	Tower International, Inc.(a)	$14,304
2,886	Town Sports International Holdings, Inc.	29,062
8,251	TravelCenters of America LLC(a)	95,052
4,745	Tuesday Morning Corp.(a)	38,482
1,001	Unifi, Inc.(a)	19,520
2,059	Universal Technical Institute, Inc.	24,440
3,315	VOXX International Corp.(a)	31,592
1,309	West Marine, Inc.(a)	15,485
11,150	Wet Seal, Inc. (The), Class A(a)	36,349
505	Weyco Group, Inc.	12,120
4,197	Williams-Sonoma, Inc.	225,295
1,113	Winnebago Industries, Inc.(a)	20,390
4,532	World Wrestling Entertainment, Inc., Class A	41,604
17,449	Zale Corp.(a)	77,474
		10,432,946
	Consumer Staples—3.8%
8,103	Alliance One International, Inc.(a)	30,386
37	Arden Group, Inc., Class A	3,659
9,196	Central Garden & Pet Co., Class A(a)	80,925
23,056	Chiquita Brands International, Inc.(a)	198,973
544	Coca-Cola Bottling Co. Consolidated	33,456
12,249	Dole Food Co., Inc.(a)	131,799
1,497	Elizabeth Arden, Inc.(a)	61,302
470	Farmer Brothers Co.(a)	7,121
4,175	Fresh Del Monte Produce, Inc.	106,087
3,849	Harris Teeter Supermarkets, Inc.	160,850
1,843	Ingles Markets, Inc., Class A	39,293
929	John B. Sanfilippo & Son, Inc.	19,490
953	Lancaster Colony Corp.	75,220
2,479	Nash Finch Co.	50,943
1,180	National Beverage Corp.	17,381
692	Nature's Sunshine Products, Inc.	10,124
849	Nutraceutical International Corp.	15,681
354	Oil-Dri Corp. of America	9,739
4,378	Pilgrim's Pride Corp.(a)	42,861
3,460	Post Holdings, Inc.(a)	151,513
1,930	Prestige Brands Holdings, Inc.(a)	52,014
799	Revlon, Inc., Class A(a)	15,461
14,119	Roundy's, Inc.(b)	101,092
969	Seneca Foods Corp., Class A(a)	31,580
2,602	Spartan Stores, Inc.	43,662
740	Tootsie Roll Industries, Inc.(b)	23,110
2,975	Universal Corp.	171,211
6,239	Vector Group Ltd.(b)	101,758
592	Village Super Market, Inc., Class A	20,838
1,117	Weis Markets, Inc.	46,724
		1,854,253
	Energy—4.7%
314	Adams Resources & Energy, Inc.	15,603
2,379	Alon USA Energy, Inc.	39,491

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,240	Basic Energy Services, Inc.(a)	$71,945
6,752	Bill Barrett Corp.(a)(b)	134,095
35,883	Cal Dive International, Inc.(a)(b)	59,925
4,550	Callon Petroleum Co.(a)	16,289
7,608	Cloud Peak Energy, Inc.(a)	148,660
5,719	Comstock Resources, Inc.(a)	89,560
5,286	Crosstex Energy, Inc.	97,315
789	Dawson Geophysical Co.(a)	24,254
4,727	Endeavour International Corp.(a)(b)	12,952
1,582	EPL Oil & Gas, Inc.(a)	51,684
31,847	Forest Oil Corp.(a)	133,439
1,034	Gulf Island Fabrication, Inc.	21,259
2,278	Gulfmark Offshore, Inc., Class A	94,810
3,012	Harvest Natural Resources, Inc.(a)	9,879
12,966	Hercules Offshore, Inc.(a)	95,559
2,020	Hornbeck Offshore Services, Inc.(a)	90,738
6,848	ION Geophysical Corp.(a)	42,732
17,930	Key Energy Services, Inc.(a)	106,504
835	Natural Gas Services Group, Inc.(a)	16,859
6,812	Newpark Resources, Inc.(a)	71,526
18,021	Parker Drilling Co.(a)	74,247
18,682	Penn Virginia Corp.	75,288
7,862	PetroQuest Energy, Inc.(a)	33,649
1,258	PHI, Inc.(a)	34,935
7,781	Pioneer Energy Services Corp.(a)	54,856
59,195	Quicksilver Resources, Inc.(a)(b)	149,171
765	REX American Resources Corp.(a)	14,298
5,571	Stone Energy Corp.(a)	109,916
7,741	Swift Energy Co.(a)	100,169
2,816	Tesco Corp. (Canada)(a)	34,355
9,635	TETRA Technologies, Inc.(a)	87,968
2,586	W&T Offshore, Inc.	30,204
		2,244,134
	Financials—23.4%
1,008	1st Source Corp.	23,718
642	Agree Realty Corp. REIT	19,305
7,559	American Equity Investment Life Holding Co.	115,199
486	American National Bankshares, Inc.	10,561
1,319	Ameris Bancorp(a)	18,295
1,038	AMERISAFE, Inc.	33,901
497	Ames National Corp.	9,766
2,686	Arbor Realty Trust, Inc. REIT	20,736
805	Arlington Asset Investment Corp., Class A	21,807
924	Arrow Financial Corp.	22,352
8,416	Ashford Hospitality Trust, Inc. REIT	108,398
938	Asset Acceptance Capital Corp.(a)	6,069
14,017	Astoria Financial Corp.	134,423
704	AV Homes, Inc.(a)	9,089
622	Baldwin & Lyons, Inc., Class B	15,115
469	BancFirst Corp.	19,623
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,893	BancorpSouth, Inc.	$142,288
4,492	Bank Mutual Corp.	23,269
3,598	Bank of Hawaii Corp.	171,589
771	BankFinancial Corp.	6,083
1,071	Banner Corp.	34,990
15,199	BGC Partners, Inc., Class A	86,938
1,347	BOK Financial Corp.	84,174
4,728	Boston Private Financial Holdings, Inc.	45,578
6,158	Brookline Bancorp, Inc.	51,727
3,744	Calamos Asset Management, Inc., Class A	42,494
656	Camden National Corp.	21,904
922	Capital City Bank Group, Inc.(a)	11,525
6,551	CapLease, Inc. REIT	45,988
4,518	Cathay General Bancorp	89,050
6,672	Cedar Realty Trust, Inc. REIT	42,768
2,394	Central Pacific Financial Corp.(a)	40,315
129	Century Bancorp, Inc., Class A	4,383
588	Charter Financial Corp.	5,980
1,859	Chemical Financial Corp.	46,103
684	Citizens & Northern Corp.	13,242
1,189	City Holding Co.	45,396
3,114	City National Corp.	178,214
2,470	CNA Financial Corp.	83,264
2,133	CoBiz Financial, Inc.	18,258
7,267	Colonial Properties Trust REIT	168,667
1,071	Community Trust Bancorp, Inc.	37,078
6,415	Cousins Properties, Inc. REIT	70,052
7,867	Cowen Group, Inc., Class A(a)	20,140
2,311	Crawford & Co., Class B	17,540
6,573	CVB Financial Corp.	71,449
18,372	DCT Industrial Trust, Inc. REIT	143,853
15,079	DiamondRock Hospitality Co. REIT	150,488
2,542	Dime Community Bancshares, Inc.	36,274
710	Donegal Group, Inc., Class A	10,394
528	EMC Insurance Group, Inc.	14,905
2,266	Employers Holdings, Inc.	51,325
387	Enterprise Bancorp, Inc.	6,238
369	ESB Financial Corp.	5,166
11,452	F.N.B. Corp.	130,438
1,084	FBL Financial Group, Inc., Class A	42,612
799	FBR & Co.(a)	16,643
548	Federal Agricultural Mortgage Corp., Class C	17,415
10,400	FelCor Lodging Trust, Inc. REIT(a)	62,192
752	Fidelity Southern Corp.	8,941
941	Financial Institutions, Inc.	18,001
1,725	First Bancorp	22,442
734	First Bancorp, Inc.	12,544
6,270	First Busey Corp.	26,961
440	First Citizens BancShares, Inc., Class A	82,025
9,624	First Commonwealth Financial Corp.	68,812
1,353	First Community Bancshares, Inc.	20,985

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
796	First Defiance Financial Corp.	$18,021
874	First Financial Corp.	26,998
1,385	First Financial Holdings, Inc.	27,755
881	First Financial Northwest, Inc.(a)	7,136
1,451	First Interstate BancSystem, Inc.	29,484
2,377	First Merchants Corp.	38,579
6,659	First Midwest Bancorp, Inc.	83,570
17,186	FirstMerit Corp.	294,396
1,640	Flagstar Bancorp, Inc.(a)	20,352
659	FNB United Corp.(a)	4,942
5,631	Forest City Enterprises, Inc., Class A(a)	105,131
1,592	Forestar Group, Inc.(a)	34,292
5,191	Franklin Street Properties Corp. REIT	79,267
3,215	FXCM, Inc., Class A	43,563
1,501	Gain Capital Holdings, Inc.	7,400
7,251	GFI Group, Inc.	29,077
4,953	Glacier Bancorp, Inc.	91,383
959	Gladstone Commercial Corp. REIT	18,355
10,242	Gramercy Property Trust, Inc. REIT(a)	48,649
888	Great Southern Bancorp, Inc.	23,417
5,037	Guaranty Bancorp(a)	10,678
933	Hallmark Financial Services, Inc.(a)	8,444
1,620	Hanmi Financial Corp.(a)	24,997
4,529	Healthcare Realty Trust, Inc. REIT	135,961
1,066	Heartland Financial USA, Inc.	27,087
1,020	Heritage Commerce Corp.(a)	6,701
4,565	Highwoods Properties, Inc. REIT	187,302
1,785	Hilltop Holdings, Inc.(a)	23,901
320	HomeStreet, Inc.	6,880
879	HomeTrust Bancshares, Inc.(a)	14,020
4,324	Horace Mann Educators Corp.	97,506
505	Horizon Bancorp	9,746
1,206	Hudson Valley Holding Corp.	18,548
255	Independence Holding Co.	2,677
1,187	Infinity Property & Casualty Corp.	67,350
6,822	Inland Real Estate Corp. REIT	77,225
11,507	Interactive Brokers Group, Inc., Class A	173,295
5,384	International Bancshares Corp.	104,450
6,396	Investment Technology Group, Inc.(a)	69,652
7,337	Investors Real Estate Trust REIT	71,389
17,466	iStar Financial, Inc. REIT(a)	204,003
9,967	Janus Capital Group, Inc.	88,906
357	Kansas City Life Insurance Co.	12,888
5,487	Kite Realty Group Trust REIT	36,214
36,729	Knight Capital Group, Inc., Class A(a)	130,021
1,622	Lakeland Bancorp, Inc.	15,506
1,226	MainSource Financial Group, Inc.	15,533
3,821	MB Financial, Inc.	94,608
4,897	MBIA, Inc.(a)	46,326
419	Merchants Bancshares, Inc.	12,712
3,823	Mercury General Corp.	174,749
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
978	Metro Bancorp, Inc.(a)	$17,359
737	MetroCorp Bancshares, Inc.(a)	7,407
18,667	MGIC Investment Corp.(a)	100,802
338	MidSouth Bancorp, Inc.	5,310
6,483	MPG Office Trust, Inc. REIT(a)	20,227
196	NASB Financial, Inc.(a)	4,469
342	National Bankshares, Inc.	11,201
3,271	National Financial Partners Corp.(a)	82,887
7,554	National Penn Bancshares, Inc.	73,954
156	National Western Life Insurance Co., Class A	28,489
1,115	Navigators Group, Inc. (The)(a)	64,536
3,206	NBT Bancorp, Inc.	64,922
2,229	Nelnet, Inc., Class A	75,786
6,590	Newcastle Investment Corp. REIT	74,665
7,435	Northwest Bancshares, Inc.	91,079
1,323	OceanFirst Financial Corp.	18,800
7,343	Old National Bancorp	89,438
813	One Liberty Properties, Inc. REIT	18,650
3,408	OneBeacon Insurance Group Ltd., Class A	46,315
935	Oppenheimer Holdings, Inc., Class A	17,298
1,240	Pacific Continental Corp.	13,863
1,879	PacWest Bancorp	52,105
1,060	Park National Corp.(b)	72,483
1,397	Parkway Properties, Inc. REIT	25,467
257	Penns Woods Bancorp, Inc.	10,516
4,968	Pennsylvania REIT	102,987
850	Peoples Bancorp, Inc.	17,323
1,359	Phoenix Cos., Inc. (The)(a)	39,560
1,175	PICO Holdings, Inc.(a)	25,498
1,319	Piper Jaffray Cos., Inc.(a)	44,529
2,424	Potlatch Corp. REIT	114,776
666	Preferred Bank(a)	10,989
5,290	Primerica, Inc.	179,648
591	Provident Financial Holdings, Inc.	9,574
4,556	Provident Financial Services, Inc.	69,843
2,893	Provident New York Bancorp	26,153
7,465	Radian Group, Inc.	89,207
13,480	RAIT Financial Trust REIT	115,119
3,080	Ramco-Gershenson Properties Trust REIT	53,808
7,104	Redwood Trust, Inc. REIT	162,113
1,685	Renasant Corp.	38,452
954	Republic Bancorp, Inc., Class A	21,179
715	Resource America, Inc., Class A	6,592
6,272	Retail Properties of America, Inc., Class A REIT	96,024
1,805	RLI Corp.	129,689
589	Rouse Properties, Inc. REIT	11,162
2,707	S&T Bancorp, Inc.	51,081
952	S.Y. Bancorp, Inc.	21,858
2,649	Sabra Health Care REIT, Inc.	78,993

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,263	Safety Insurance Group, Inc.	$62,733
1,501	Sandy Spring Bancorp, Inc.	30,740
5,120	Seacoast Banking Corp. of Florida(a)	10,957
5,308	Selective Insurance Group, Inc.	124,366
763	Sierra Bancorp	9,858
1,328	Simmons First National Corp., Class A	32,563
1,542	Southwest Bancorp, Inc.(a)	20,385
1,254	State Auto Financial Corp.	21,795
2,328	State Bank Financial Corp.	34,245
1,838	StellarOne Corp.	27,552
2,522	Sterling Bancorp	28,448
1,955	Sterling Financial Corp.	42,619
2,148	Stewart Information Services Corp.	58,146
5,747	Strategic Hotels & Resorts, Inc. REIT(a)	46,378
1,004	Suffolk Bancorp(a)	15,703
8,943	Sunstone Hotel Investors, Inc. REIT(a)	110,983
13,325	Susquehanna Bancshares, Inc.	155,503
5,028	SWS Group, Inc.(a)	28,609
12,393	Symetra Financial Corp.	168,917
672	Taylor Capital Group, Inc.(a)	9,845
669	Tompkins Financial Corp.	27,964
1,859	TowneBank	26,602
1,184	TriCo Bancshares	20,684
9,972	TrustCo Bank Corp. NY	53,450
4,894	Trustmark Corp.	120,148
1,110	UMH Properties, Inc. REIT	12,266
9,537	Umpqua Holdings Corp.	114,444
1,379	Union First Market Bankshares Corp.	26,077
4,061	United Bankshares, Inc.	102,784
2,735	United Community Banks, Inc.(a)	29,948
1,649	United Fire Group, Inc.	46,106
4,214	Universal Insurance Holdings, Inc.	25,200
1,435	Univest Corp. of Pennsylvania	25,156
1,328	Urstadt Biddle Properties, Inc., Class A REIT	29,575
1,264	Virginia Commerce Bancorp, Inc.(a)	16,988
9,315	Washington Federal, Inc.	159,939
955	Washington Trust Bancorp, Inc.	25,546
6,345	Webster Financial Corp.	148,283
2,423	WesBanco, Inc.	60,648
870	West Bancorporation, Inc.	9,379
1,840	Westamerica Bancorp.	79,838
2,856	Westfield Financial, Inc.	21,506
3,458	Wilshire Bancorp, Inc.(a)	22,097
2,214	Winthrop Realty Trust REIT	28,140
2,615	Wintrust Financial Corp.	93,774
528	WSFS Financial Corp.	25,840
		11,255,411
	Health Care—3.7%
6,902	Affymetrix, Inc.(a)	25,123
1,525	Albany Molecular Research, Inc.(a)	18,193
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,108	Amedisys, Inc.(a)	$81,404
3,035	AMN Healthcare Services, Inc.(a)	41,671
3,003	AmSurg Corp.(a)	100,781
1,812	Assisted Living Concepts, Inc., Class A	21,599
7,003	Cambrex Corp.(a)	87,467
2,634	Charles River Laboratories International, Inc.(a)	114,553
2,127	CONMED Corp.	66,639
4,584	Cross Country Healthcare, Inc.(a)	22,920
488	Cutera, Inc.(a)	5,422
2,716	Enzon Pharmaceuticals, Inc.	8,963
7,313	Five Star Quality Care, Inc.(a)	34,591
5,921	Gentiva Health Services, Inc.(a)	62,111
4,818	Geron Corp.(a)	5,637
4,302	Healthways, Inc.(a)	59,755
4,183	Hill-Rom Holdings, Inc.	142,515
5,050	Invacare Corp.	67,923
2,987	Magellan Health Services, Inc.(a)	152,815
565	National Healthcare Corp.	26,233
806	Palomar Medical Technologies, Inc.(a)	10,921
4,851	PerkinElmer, Inc.	148,683
6,049	PharMerica Corp.(a)	77,972
1,987	Providence Service Corp. (The)(a)	34,792
3,958	Skilled Healthcare Group, Inc., Class A(a)	27,864
3,404	STERIS Corp.	141,572
574	SurModics, Inc.(a)	15,182
3,133	Symmetry Medical, Inc.(a)	37,345
7,187	Universal American Corp.	61,449
4,303	Vanguard Health Systems, Inc.(a)	62,953
		1,765,048
	Industrials—19.7%
5,831	ABM Industries, Inc.	131,489
9,220	ACCO Brands Corp.(a)	62,235
8,909	Accuride Corp.(a)	45,792
1,726	Aceto Corp.	17,950
1,715	Acuity Brands, Inc.	125,126
5,058	Air Transport Services Group, Inc.(a)	29,185
11,496	Aircastle Ltd. (Bermuda)	160,484
459	Alamo Group, Inc.	18,392
2,025	Albany International Corp., Class A	58,826
328	AMERCO	52,710
311	American Railcar Industries, Inc.	11,106
466	American Woodmark Corp.(a)	15,681
746	Ampco-Pittsburgh Corp.	13,980
1,601	Apogee Enterprises, Inc.	40,793
5,935	Arkansas Best Corp.	62,377
3,104	Armstrong World Industries, Inc.(a)	158,428
1,511	Astec Industries, Inc.	49,606
674	AT Cross Co., Class A(a)	8,506
2,854	Atlas Air Worldwide Holdings, Inc.(a)	106,740
3,169	Barnes Group, Inc.	88,003

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,961	Belden, Inc.	$96,913
3,197	BlueLinx Holdings, Inc.(a)	9,303
3,627	Brady Corp., Class A	122,883
5,100	Briggs & Stratton Corp.	114,699
5,437	Brink's Co. (The)	144,135
2,547	Builders FirstSource, Inc.(a)	15,766
7,951	Casella Waste Systems, Inc., Class A(a)	34,666
5,808	CBIZ, Inc.(a)	37,694
1,640	CDI Corp.	25,699
1,558	Celadon Group, Inc.	26,159
27,295	Cenveo, Inc.(a)(b)	55,682
969	CIRCOR International, Inc.	45,863
949	Coleman Cable, Inc.	14,235
1,620	Columbus McKinnon Corp.(a)	30,424
3,996	Comfort Systems USA, Inc.	51,269
2,629	Commercial Vehicle Group, Inc.(a)	18,429
1,432	Consolidated Graphics, Inc.(a)	51,079
1,174	Corporate Executive Board Co. (The)	66,167
8,504	Covanta Holding Corp.	170,080
1,220	CRA International, Inc.(a)	22,497
2,716	Crane Co.	146,202
3,576	Curtiss-Wright Corp.	117,436
3,531	Deluxe Corp.	134,672
1,922	DigitalGlobe, Inc.(a)	56,103
1,458	Ducommun, Inc.(a)	35,706
3,190	Dycom Industries, Inc.(a)	61,631
1,365	Encore Wire Corp.	44,704
16,880	EnergySolutions, Inc.(a)	69,714
3,052	Ennis, Inc.	46,909
1,382	EnPro Industries, Inc.(a)	68,105
5,274	Federal Signal Corp.(a)	40,926
593	Franklin Covey Co.(a)	8,349
1,060	FreightCar America, Inc.	22,133
4,066	FTI Consulting, Inc.(a)	134,666
1,374	G&K Services, Inc., Class A	64,564
2,665	Gibraltar Industries, Inc.(a)	49,835
1,935	Global Power Equipment Group, Inc.	31,927
18,075	GrafTech International Ltd.(a)(b)	129,779
3,677	Granite Construction, Inc.	101,743
2,266	Greenbrier Cos., Inc.(a)	51,121
5,525	Griffon Corp.	56,908
2,768	H&E Equipment Services, Inc.	56,356
11,515	Hawaiian Holdings, Inc.(a)	63,217
4,288	Heartland Express, Inc.	58,188
2,310	Heidrick & Struggles International, Inc.	30,538
3,122	Herman Miller, Inc.	78,331
3,626	HNI Corp.	124,843
1,592	Houston Wire & Cable Co.	21,683
1,840	Hudson Global, Inc.(a)	6,072
502	Hurco Cos., Inc.(a)	13,469
2,176	Insperity, Inc.	60,123
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,127	Insteel Industries, Inc.	$18,686
1,057	Intersections, Inc.	10,105
2,040	John Bean Technologies Corp.	42,310
967	Kadant, Inc.	26,757
2,465	Kaydon Corp.	58,766
6,436	Kelly Services, Inc., Class A	109,541
4,630	Kennametal, Inc.	185,154
2,646	Kforce, Inc.	40,008
5,252	Kimball International, Inc., Class B	48,266
3,973	Knight Transportation, Inc.	62,058
3,146	Knoll, Inc.	48,952
3,658	Korn/Ferry International(a)	60,540
3,132	Layne Christensen Co.(a)	63,987
2,390	Lennox International, Inc.	148,180
1,819	LSI Industries, Inc.	12,806
1,224	Lydall, Inc.(a)	17,552
8,882	Manitowoc Co., Inc. (The)	166,626
6,066	Matson, Inc.	142,794
1,764	McGrath RentCorp	54,790
31,765	Meritor, Inc.(a)	184,237
964	Met-Pro Corp.	12,918
1,121	Michael Baker Corp.	27,296
1,001	Miller Industries, Inc.	15,125
1,639	Mine Safety Appliances Co.	78,672
2,251	Mobile Mini, Inc.(a)	63,321
3,385	Moog, Inc., Class A(a)	156,421
4,181	MRC Global, Inc.(a)	125,221
2,142	Mueller Industries, Inc.	110,913
13,323	Mueller Water Products, Inc., Class A	78,872
1,583	MYR Group, Inc.(a)	36,092
724	National Presto Industries, Inc.(b)	54,300
5,058	Navigant Consulting, Inc.(a)	62,365
3,053	NCI Building Systems, Inc.(a)	52,267
469	NL Industries, Inc.	5,286
1,838	NN, Inc.(a)	16,560
834	Nortek, Inc.(a)	59,931
1,149	Northwest Pipe Co.(a)	31,356
5,516	Orbital Sciences Corp.(a)	99,398
2,572	Orion Marine Group, Inc.(a)	23,560
1,162	Park-Ohio Holdings Corp.(a)	42,738
410	Patriot Transportation Holding, Inc.(a)	11,870
1,601	Pike Electric Corp.	25,024
533	Powell Industries, Inc.(a)	26,245
952	PowerSecure International, Inc.(a)	13,042
3,340	Quad/Graphics, Inc.(b)	69,806
3,668	Quality Distribution, Inc.(a)	29,197
2,791	Quanex Building Products Corp.	45,410
12,862	Republic Airways Holdings, Inc.(a)	143,926
3,741	Resources Connection, Inc.	42,498
1,640	Rexnord Corp.(a)	29,881
3,519	Rush Enterprises, Inc., Class A(a)	80,550

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,530	Saia, Inc.(a)	$62,608
1,065	Schawk, Inc.	10,842
2,143	Simpson Manufacturing Co., Inc.	61,590
12,084	SkyWest, Inc.	172,922
14,470	Southwest Airlines Co.	198,239
542	Sparton Corp.(a)	7,528
1,015	Standard Parking Corp.(a)	21,812
679	Standex International Corp.	35,919
8,240	Steelcase, Inc., Class A	104,648
1,617	Sterling Construction Co., Inc.(a)	16,364
2,276	TMS International Corp., Class A	32,865
2,132	Toro Co. (The)	95,961
287	Trex Co., Inc.(a)	13,971
1,810	Trimas Corp.(a)	55,205
3,024	TrueBlue, Inc.(a)	62,657
10,862	Tutor Perini Corp.(a)	178,571
697	Twin Disc, Inc.	14,860
4,401	United Stationers, Inc.	142,900
1,799	Universal Forest Products, Inc.	69,441
4,145	USG Corp.(a)	107,729
10,194	UTi Worldwide, Inc. (British Virgin Islands)	149,750
1,636	Viad Corp.	42,618
2,122	Vicor Corp.(a)	11,395
2,731	Wabash National Corp.(a)	25,753
1,601	Watts Water Technologies, Inc., Class A	75,343
5,460	Werner Enterprises, Inc.	125,362
		9,466,033
	Information Technology—11.2%
4,640	Acxiom Corp.(a)	92,290
1,786	Advanced Energy Industries, Inc.(a)	30,326
1,504	Aeroflex Holding Corp.(a)	11,190
1,183	Agilysys, Inc.(a)	13,817
1,657	American Software, Inc., Class A	13,770
22,231	Amkor Technology, Inc.(a)(b)	94,037
7,058	ANADIGICS, Inc.(a)	14,822
834	Anaren, Inc.(a)	19,524
1,827	Applied Micro Circuits Corp.(a)	13,629
5,803	ARRIS Group, Inc.(a)	95,808
1,727	ATMI, Inc.(a)	37,562
7,536	Aviat Networks, Inc.(a)	24,115
5,362	Avid Technology, Inc.(a)	35,336
4,146	AVX Corp.	46,891
1,024	Bel Fuse, Inc., Class B	15,073
8,293	Benchmark Electronics, Inc.(a)	147,947
2,152	Black Box Corp.	46,741
7,446	Broadridge Financial Solutions, Inc.	187,490
3,495	CACI International, Inc., Class A(a)	204,423
5,279	Cadence Design Systems, Inc.(a)	72,850
4,826	Checkpoint Systems, Inc.(a)	55,837
7,353	CIBER, Inc.(a)	31,324
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,119	Cohu, Inc.	$20,279
9,697	Compuware Corp.(a)	116,364
10,443	Convergys Corp.	177,740
2,597	CSG Systems International, Inc.(a)	56,121
3,229	CTS Corp.	34,389
2,455	Cypress Semiconductor Corp.(a)	24,771
2,757	Daktronics, Inc.	27,542
2,225	Digi International, Inc.(a)	20,292
3,228	Digital River, Inc.(a)	46,741
18,141	EarthLink, Inc.	103,222
1,511	Electro Rent Corp.	25,037
2,120	Electro Scientific Industries, Inc.	22,854
2,016	Electronics for Imaging, Inc.(a)	53,868
1,592	EMCORE Corp.(a)	6,957
7,993	Emulex Corp.(a)	47,958
5,774	Entegris, Inc.(a)	54,738
423	ePlus, Inc.	19,238
4,425	Extreme Networks, Inc.(a)	14,735
1,285	Fair Isaac Corp.	59,855
10,899	Fairchild Semiconductor International, Inc.(a)	140,597
4,739	FormFactor, Inc.(a)	23,458
3,721	Freescale Semiconductor Ltd. (Bermuda)(a)	57,601
4,971	Global Cash Access Holdings, Inc.(a)	35,443
2,264	GSI Group, Inc. (Canada)(a)	19,335
8,774	Integrated Device Technology, Inc.(a)	62,383
5,059	Intermec, Inc.(a)	49,781
5,269	International Rectifier Corp.(a)	111,756
15,777	Intersil Corp., Class A	122,430
1,688	IXYS Corp.	15,293
7,351	Kemet Corp.(a)	45,797
6,687	Lender Processing Services, Inc.	185,497
4,347	Lionbridge Technologies, Inc.(a)	14,867
23,917	LSI Corp.(a)	156,417
29,716	MEMC Electronic Materials, Inc.(a)	160,466
3,061	Mercury Systems, Inc.(a)	23,662
2,469	Methode Electronics, Inc.	35,504
522	MoneyGram International, Inc.(a)	8,618
22,090	Monster Worldwide, Inc.(a)	96,754
1,411	Multi-Fineline Electronix, Inc.(a)	21,504
2,359	Newport Corp.(a)	35,739
1,458	Park Electrochemical Corp.	34,802
2,473	Pericom Semiconductor Corp.(a)	15,976
8,909	Photronics, Inc.(a)	70,292
4,314	Plexus Corp.(a)	116,349
1,245	PLX Technology, Inc.(a)	5,814
1,877	PRGX Global, Inc.(a)	10,492
7,431	QLogic Corp.(a)	80,701
28,544	Quantum Corp.(a)	40,818
2,289	RealNetworks, Inc.(a)	17,625
16,514	RF Micro Devices, Inc.(a)	92,644
1,117	Richardson Electronics Ltd.	13,102

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,788	Rofin-Sinar Technologies, Inc.(a)	$44,521
723	Rogers Corp.(a)	30,829
1,404	Rudolph Technologies, Inc.(a)	16,385
3,605	ScanSource, Inc.(a)	104,437
4,507	Sigma Designs, Inc.(a)	21,453
3,996	Silicon Image, Inc.(a)	19,700
11,588	Sonus Networks, Inc.(a)	24,335
5,689	Spansion, Inc., Class A(a)	73,900
4,920	STEC, Inc.(a)	17,860
3,657	SunPower Corp.(a)(b)	49,699
507	Supertex, Inc.	10,688
3,943	Symmetricom, Inc.(a)	20,504
4,501	Take-Two Interactive Software, Inc.(a)	68,685
1,788	TeleTech Holdings, Inc.(a)	38,067
51,664	Tellabs, Inc.	106,944
8,651	Teradyne, Inc.(a)	142,222
3,504	Tessera Technologies, Inc.	71,376
2,276	Ultra Clean Holdings, Inc.(a)	14,248
16,051	United Online, Inc.	109,147
10,851	Unwired Planet, Inc.(a)	21,485
2,193	ValueClick, Inc.(a)	67,676
290	Viasystems Group, Inc.(a)	3,689
955	Vishay Precision Group, Inc.(a)	13,685
1,286	XO Group, Inc.(a)	14,480
2,112	Zebra Technologies Corp., Class A(a)	98,525
664	Zygo Corp.(a)	9,933
		5,373,493
	Materials—5.2%
2,771	A. Schulman, Inc.	71,963
2,423	A.M. Castle & Co.(a)	41,966
364	AEP Industries, Inc.(a)	28,064
1,745	AMCOL International Corp.	53,694
489	American Pacific Corp.(a)	11,985
11,732	Boise, Inc.	93,739
2,460	Carpenter Technology Corp.	110,602
8,945	Century Aluminum Co.(a)	72,991
7,757	Chemtura Corp.(a)	164,914
14,642	Ferro Corp.(a)	103,080
2,914	Greif, Inc., Class A	140,367
2,226	H.B. Fuller Co.	84,365
4,807	Headwaters, Inc.(a)	52,204
3,854	Horsehead Holding Corp.(a)	41,238
3,917	Louisiana-Pacific Corp.(a)	70,976
2,304	Materion Corp.	61,033
1,828	Minerals Technologies, Inc.	74,272
2,772	Myers Industries, Inc.	41,081
1,290	Neenah Paper, Inc.	37,100
8,660	Noranda Aluminum Holding Corp.	32,995
6,995	Olin Corp.	169,069
1,555	Olympic Steel, Inc.	31,100
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,087	OM Group, Inc.(a)	$124,479
4,477	P.H. Glatfelter Co.	107,448
1,992	RTI International Metals, Inc.(a)	57,808
4,132	Schnitzer Steel Industries, Inc., Class A	101,358
3,475	Sensient Technologies Corp.	136,741
5,853	SunCoke Energy, Inc.(a)	88,556
687	Texas Industries, Inc.(a)(b)	43,748
1,499	Tredegar Corp.	44,370
531	Universal Stainless & Alloy Products, Inc.(a)	18,564
1,872	US Concrete, Inc.(a)	29,091
4,732	Wausau Paper Corp.	48,172
3,571	Worthington Industries, Inc.	114,915
		2,504,048
	Telecommunication Services—1.5%
3,769	Cbeyond, Inc.(a)	33,092
40,712	Cincinnati Bell, Inc.(a)	143,306
4,178	Consolidated Communications Holdings, Inc.	77,001
5,687	Fairpoint Communications, Inc.(a)(b)	46,292
4,198	General Communication, Inc., Class A(a)	40,763
667	Hawaiian Telcom Holdco, Inc.(a)	16,121
22,289	Leap Wireless International, Inc.(a)(b)	127,493
4,304	NTELOS Holdings Corp.	63,355
3,715	Premiere Global Services, Inc.(a)	41,719
2,095	United States Cellular Corp.(a)	80,532
5,133	USA Mobility, Inc.	69,655
		739,329
	Utilities—5.1%
2,882	ALLETE, Inc.	147,991
6,168	Avista Corp.	173,012
3,517	Black Hills Corp.	164,912
3,035	California Water Service Group	60,852
1,411	CH Energy Group, Inc.	91,673
4,656	Empire District Electric Co. (The)	107,414
3,733	IDACORP, Inc.	183,701
2,662	Laclede Group, Inc. (The)	124,342
1,518	MGE Energy, Inc.	84,780
1,130	Middlesex Water Co.	22,159
3,768	New Jersey Resources Corp.	177,850
2,685	Northwest Natural Gas Co.	119,402
3,516	NorthWestern Corp.	151,258
3,061	Otter Tail Corp.	95,503
5,747	Piedmont Natural Gas Co., Inc.	197,869
1,125	SJW Corp.	28,530
1,844	South Jersey Industries, Inc.	113,775
3,952	Southwest Gas Corp.	200,248
1,143	Unitil Corp.	34,644
3,226	UNS Energy Corp.	164,397
		2,444,312
	Total Common Stocks and Other Equity Interests (Cost $44,761,185)	48,079,007

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2013

Number of Shares		Value
	Money Market Fund—0.2%
102,943	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $102,943)	$102,943
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $44,864,128)—100.2%	48,181,950
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—3.9%
1,866,896	Invesco Liquid Assets Portfolio—Institutional Class (Cost $1,866,896)(c)(d)	1,866,896
	Total Investments (Cost $46,731,024)—104.1%	50,048,846
	Liabilities in excess of other assets—(4.1)%	(1,964,801)
	Net Assets—100.0%	$48,084,045

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.4%
17,917	AH Belo Corp., Class A	$103,919
6,558	Bassett Furniture Industries, Inc.	92,009
6,609	Beazer Homes USA, Inc.(a)(b)	106,801
6,702	Big 5 Sporting Goods Corp.	112,594
8,050	Bon-Ton Stores, Inc. (The)	123,487
6,536	Brown Shoe Co., Inc.	110,524
15,806	Callaway Golf Co.	105,900
5,773	Carmike Cinemas, Inc.(b)	101,374
2,040	Core-Mark Holding Co., Inc.	106,162
49,828	Corinthian Colleges, Inc.(a)(b)	99,656
4,029	CSS Industries, Inc.	115,471
20,560	Destination XL Group, Inc.(b)	102,389
16,269	Digital Generation, Inc.(b)	109,002
8,696	E.W. Scripps Co. (The), Class A(b)	120,787
14,065	Entercom Communications Corp., Class A(b)	111,254
38,752	Exide Technologies(b)	32,827
4,228	Flexsteel Industries, Inc.	87,054
7,646	Fred's, Inc., Class A	108,803
2,608	G-III Apparel Group Ltd.(b)	106,041
22,198	Gray Television, Inc.(b)	140,957
5,064	Haverty Furniture Cos., Inc.	120,422
9,420	hhgregg, Inc.(b)	127,264
6,565	Hooker Furniture Corp.	113,509
4,390	Johnson Outdoors, Inc., Class A(b)	102,989
12,222	LeapFrog Enterprises, Inc.(a)(b)	109,265
13,991	Luby's, Inc.(b)	95,279
4,279	M/I Homes, Inc.(b)	105,263
8,376	Marcus Corp.	107,548
11,495	Modine Manufacturing Co.(b)	105,064
3,119	Movado Group, Inc.	94,319
4,997	Multimedia Games Holding Co., Inc.(b)	123,226
8,493	Overstock.com, Inc.(b)	176,654
5,754	Perry Ellis International, Inc.	101,098
6,995	ReachLocal, Inc.(b)	116,607
18,682	Reading International, Inc., Class A(b)	108,729
2,284	Red Robin Gourmet Burgers, Inc.(b)	110,477
7,688	Rocky Brands, Inc.(b)	113,782
14,126	Ruby Tuesday, Inc.(b)	136,175
10,968	Ruth's Hospitality Group, Inc.(b)	108,693
5,122	Shoe Carnival, Inc.	106,691
11,629	Smith & Wesson Holding Corp.(a)(b)	102,103
27,245	SORL Auto Parts, Inc.(a)(b)	78,466
5,817	Speedway Motorsports, Inc.	104,880
4,022	Stage Stores, Inc.	111,369
3,775	Standard Motor Products, Inc.	115,666
11,265	Stewart Enterprises, Inc., Class A	100,371
5,599	Superior Industries International, Inc.	102,798
10,911	TravelCenters of America LLC(b)	125,695
13,480	Tuesday Morning Corp.(b)	109,323
5,451	Unifi, Inc.(b)	106,294
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,071	Winnebago Industries, Inc.(b)	$92,901
26,621	Zale Corp.(b)	118,197
		5,648,128
	Consumer Staples—2.9%
11,652	Boulder Brands, Inc.(b)	104,984
12,661	Central Garden & Pet Co., Class A(b)	111,417
13,480	Chiquita Brands International, Inc.(b)	116,332
10,341	Cott Corp. (Canada)	113,234
5,208	John B. Sanfilippo & Son, Inc.	109,264
6,029	Nutraceutical International Corp.	111,356
9,733	Omega Protein Corp.(b)	90,614
8,388	Pantry, Inc. (The)(b)	122,549
15,927	Roundy's, Inc.	114,037
3,168	Seneca Foods Corp., Class A(b)	103,245
5,961	Spartan Stores, Inc.	100,026
		1,197,058
	Energy—5.7%
2,043	Adams Resources & Energy, Inc.	101,517
28,278	Callon Petroleum Co.(b)	101,235
12,638	Capital Product Partners LP (Marshall Islands)	112,478
5,285	Compressco Partners, LP	125,255
6,440	Comstock Resources, Inc.(b)	100,851
5,435	Crosstex Energy, Inc.	100,058
9,104	Green Plains Renewable Energy, Inc.(b)	113,891
29,811	Harvest Natural Resources, Inc.(b)	97,780
12,761	Knightsbridge Tankers Ltd. (Bermuda)	87,413
7,020	Matrix Service Co.(b)	105,511
5,259	Memorial Production Partners LP	101,288
9,058	Nordic American Tankers Ltd. (Bermuda)	80,707
24,445	Parker Drilling Co.(b)	100,713
25,901	Penn Virginia Corp.	104,381
3,056	PHI, Inc.(b)	84,865
12,686	Pioneer Energy Services Corp.(b)	89,436
2,642	Rose Rock Midstream LP	104,042
8,728	StealthGas, Inc. (Greece)(b)	90,248
7,065	Swift Energy Co.(b)	91,421
15,252	Synergy Resources Corp.(b)	102,951
36,712	Teekay Tankers Ltd., Class A (Marshall Islands)(a)	92,881
7,814	Tesco Corp. (Canada)(b)	95,331
2,060	TransMontaigne Partners LP	98,674
10,608	Willbros Group, Inc.(b)	100,776
		2,383,703
	Financials—34.9%
4,106	AG Mortgage Investment Trust, Inc. REIT	106,222
3,459	Agree Realty Corp. REIT	104,012
14,695	America First Tax Exempt Investors LP	105,069
7,025	American Equity Investment Life Holding Co.	107,061

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,168	American Safety Insurance Holdings Ltd. (Bermuda)(b)	$100,365
2,927	AMERISAFE, Inc.	95,596
5,949	Apollo Commercial Real Estate Finance, Inc. REIT	105,535
4,696	Apollo Residential Mortgage, Inc. REIT	104,533
13,344	Arbor Realty Trust, Inc. REIT	103,016
4,051	Arlington Asset Investment Corp., Class A	109,742
8,469	Ashford Hospitality Trust, Inc. REIT	109,081
10,901	ASTA Funding, Inc.	102,360
7,852	AV Homes, Inc.(b)	101,369
4,207	Banco Latinoamericano de Comercio Exterior SA (Supranational)	95,457
7,556	Bancorp, Inc. (The)(b)	98,228
18,920	Bank Mutual Corp.	98,006
12,936	BankFinancial Corp.	102,065
3,287	Banner Corp.	107,386
12,686	BBX Capital Corp., Class A(b)	152,232
4,096	Berkshire Hills Bancorp, Inc.	105,923
10,465	BlackRock Kelso Capital Corp.	104,127
2,900	BofI Holding, Inc.(b)	118,262
10,592	Boston Private Financial Holdings, Inc.	102,107
11,450	Brookline Bancorp, Inc.	96,180
7,575	BSB Bancorp, Inc.(b)	104,156
8,887	Calamos Asset Management, Inc., Class A	100,867
7,489	Campus Crest Communities, Inc. REIT	102,300
912	Capital Southwest Corp.	107,333
16,426	CapLease, Inc. REIT	115,311
5,757	Cardinal Financial Corp.	87,794
17,123	Cedar Realty Trust, Inc. REIT	109,758
5,943	Chatham Lodging Trust REIT	108,816
3,947	Chemical Financial Corp.	97,886
12,951	CoBiz Financial, Inc.	110,861
4,762	Columbia Banking System, Inc.	102,240
3,056	Community Trust Bancorp, Inc.	105,799
6,560	Compass Diversified Holdings	110,930
2,974	Coresite Realty Corp. REIT	107,599
37,101	Cowen Group, Inc., Class A(b)	94,979
7,290	Dime Community Bancshares, Inc.	104,028
9,797	Dynex Capital, Inc. REIT	105,318
4,779	Eagle Bancorp, Inc.(b)	110,538
4,226	Ellington Financial LLC	109,369
3,973	EMC Insurance Group, Inc.	112,158
4,462	Employers Holdings, Inc.	101,064
3,459	Encore Capital Group, Inc.(b)	98,547
7,668	Excel Trust, Inc. REIT	116,784
5,526	FBR & Co.(b)	115,107
3,383	Federal Agricultural Mortgage Corp., Class C	107,512
5,463	Fidus Investment Corp.	102,704
7,711	First BanCorp	100,320
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
14,024	First Commonwealth Financial Corp.	$100,272
6,598	First Community Bancshares, Inc.	102,335
4,484	First Defiance Financial Corp.	101,518
5,531	First Interstate BancSystem, Inc.	112,390
6,763	First Merchants Corp.	109,763
6,179	Flushing Financial Corp.	93,797
4,785	Forestar Group, Inc.(b)	103,069
5,730	Franklin Financial Corp.	104,171
7,646	FXCM, Inc., Class A	103,603
4,512	Global Indemnity PLC (Ireland)(b)	100,572
6,336	Golub Capital BDC, Inc.	111,704
4,279	Greenlight Capital Re Ltd., Class A (Cayman Islands)(b)	105,306
6,536	Hanmi Financial Corp.(b)	100,850
4,142	Heartland Financial USA, Inc.	105,248
8,543	Hercules Technology Growth Capital, Inc.	113,622
8,176	Home Federal Bancorp, Inc.	99,584
3,840	Homeowners Choice, Inc.	101,914
4,658	HomeStreet, Inc.	100,147
4,995	Horace Mann Educators Corp.	112,637
5,149	Horizon Bancorp	99,376
7,165	Horizon Technology Finance Corp.	105,254
8,382	ICG Group, Inc.(b)	99,494
10,207	Impac Mortgage Holdings, Inc. REIT(a)(b)	105,949
3,212	Independent Bank Corp.	99,700
1,853	Infinity Property & Casualty Corp.	105,139
7,016	Interactive Brokers Group, Inc., Class A	105,661
9,426	Investment Technology Group, Inc.(b)	102,649
1,505	Investors Title Co.	104,372
9,623	iStar Financial, Inc. REIT(b)	112,397
2,673	Kansas City Life Insurance Co.	96,495
9,717	Kcap Financial, Inc.	105,138
15,521	Kite Realty Group Trust REIT	102,439
9,878	Maiden Holdings Ltd. (Bermuda)	102,040
7,451	MainSource Financial Group, Inc.	94,404
21,889	MCG Capital Corp.	112,509
14,764	Meadowbrook Insurance Group, Inc.	114,864
6,225	Mercantile Bank Corp.	104,020
6,339	Metro Bancorp, Inc.(b)	112,517
4,395	MidWestOne Financial Group, Inc.	105,040
4,663	National Financial Partners Corp.(b)	118,160
597	National Western Life Insurance Co., Class A	109,024
1,774	Navigators Group, Inc. (The)(b)	102,679
13,878	New York Mortgage Trust, Inc. REIT(a)	99,089
7,912	NewStar Financial, Inc.(b)	94,548
6,747	OFG Bancorp	108,424
5,376	Oppenheimer Holdings, Inc., Class A	99,456
6,755	Oritani Financial Corp.	104,500
9,367	Pacific Continental Corp.	104,723
7,954	Pacific Premier Bancorp, Inc.(b)	96,641
18,550	Park Sterling Corp.(b)	106,291
See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,264	PennantPark Investment Corp.	$108,389
4,671	Peoples Bancorp, Inc.	95,195
4,713	PICO Holdings, Inc.(b)	102,272
4,477	Pinnacle Financial Partners, Inc.(b)	108,657
3,049	Piper Jaffray Cos., Inc.(b)	102,934
6,631	Preferred Bank(b)	109,412
6,150	Provident Financial Holdings, Inc.	99,630
11,536	Provident New York Bancorp	104,285
13,068	RAIT Financial Trust REIT	111,601
4,672	Renasant Corp.	106,615
15,827	Resource Capital Corp. REIT	104,300
7,465	Retail Opportunity Investments Corp. REIT	110,557
5,643	S&T Bancorp, Inc.	106,483
6,586	Safeguard Scientifics, Inc.(b)	106,298
2,126	Safety Insurance Group, Inc.	105,598
14,505	Security National Financial Corp., Class A(b)	115,025
8,328	Southwest Bancorp, Inc.(b)	110,096
6,007	State Auto Financial Corp.	104,402
6,391	State Bank Financial Corp.	94,012
6,475	StellarOne Corp.	97,060
4,106	Stewart Information Services Corp.	111,149
7,351	Suffolk Bancorp(b)	114,970
9,992	Summit Hotel Properties, Inc. REIT	99,820
17,295	SWS Group, Inc.(b)	98,409
6,547	Taylor Capital Group, Inc.(b)	95,914
6,987	THL Credit, Inc.	107,460
20,396	Thomas Properties Group, Inc.	103,816
6,991	TowneBank	100,041
3,736	Triangle Capital Corp.	104,496
18,748	TrustCo Bank Corp. NY	100,489
5,347	Union First Market Bankshares Corp.	101,112
9,228	United Community Banks, Inc.(b)	101,047
4,106	United Fire Group, Inc.	114,804
5,204	ViewPoint Financial Group, Inc.	96,898
5,823	Walker & Dunlop, Inc.(b)	103,708
4,344	WesBanco, Inc.	108,730
6,875	Whitestone REIT	113,438
15,433	Wilshire Bancorp, Inc.(b)	98,617
2,153	WSFS Financial Corp.	105,368
		14,682,613
	Health Care—11.7%
13,181	ACADIA Pharmaceuticals, Inc.(a)(b)	169,903
7,890	Addus HomeCare Corp.(b)	93,418
22,171	Affymetrix, Inc.(b)	80,702
9,915	Albany Molecular Research, Inc.(b)	118,286
5,124	Almost Family, Inc.	101,148
49,590	Alphatec Holdings, Inc.(b)	93,725
4,389	AMAG Pharmaceuticals, Inc.(b)	96,778
9,411	Amedisys, Inc.(b)	94,486
23,373	Astex Pharmaceuticals(b)	160,806
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,234	BioScrip, Inc.(b)	$114,123
8,181	Cambrex Corp.(b)	102,181
3,480	Cantel Medical Corp.	110,003
5,106	Cardiovascular Systems, Inc.(b)	87,619
3,995	Cynosure, Inc., Class A(b)	103,311
7,486	Emergent Biosolutions, Inc.(b)	114,835
8,407	Endocyte, Inc.(b)	116,773
6,038	ExamWorks Group, Inc.(b)	109,288
15,638	Five Star Quality Care, Inc.(b)	73,968
8,057	GenMark Diagnostics, Inc.(b)	125,286
9,670	Gentiva Health Services, Inc.(b)	101,438
3,499	Greatbatch, Inc.(b)	97,762
8,543	Healthways, Inc.(b)	118,662
13,967	Insmed, Inc.(b)	127,938
8,016	Invacare Corp.	107,815
14,865	Keryx Biopharmaceuticals, Inc.(a)(b)	121,150
9,935	Kindred Healthcare, Inc.(b)	104,218
4,872	LHC Group, Inc.(b)	105,820
12,127	MEI Pharma, Inc.(b)	108,173
8,537	Merit Medical Systems, Inc.(b)	82,553
2,289	National Healthcare Corp.	106,278
7,788	Natus Medical, Inc.(b)	97,428
45,653	Novavax, Inc.(b)	107,285
4,885	NuVasive, Inc.(b)	102,438
5,539	Omnicell, Inc.(b)	99,813
7,477	PharMerica Corp.(b)	96,379
6,504	PhotoMedex, Inc.(b)	106,015
33,905	Pluristem Therapeutics, Inc.(a)(b)	107,818
15,063	Repligen Corp.(b)	134,965
6,500	Repros Therapeutics, Inc.(b)	132,210
28,129	Sinovac Biotech Ltd. (China)(b)	100,139
19,132	Sunesis Pharmaceuticals, Inc.(b)	107,713
3,840	SurModics, Inc.(b)	101,568
9,135	Symmetry Medical, Inc.(b)	108,889
3,898	US Physical Therapy, Inc.	93,006
14,634	XenoPort, Inc.(b)	90,877
29,984	XOMA Corp.(b)	104,944
		4,939,933
	Industrials—13.0%
5,691	AAR Corp.	101,641
9,449	Aceto Corp.	98,270
7,646	Aircastle Ltd. (Bermuda)	106,738
3,078	American Woodmark Corp.(b)	103,575
3,612	Apogee Enterprises, Inc.	92,034
8,955	Arkansas Best Corp.	94,117
1,977	Barrett Business Services, Inc.	104,662
17,855	Builders FirstSource, Inc.(b)	110,522
3,609	CAI International, Inc.(b)	91,993
5,017	Celadon Group, Inc.	84,235
2,464	CIRCOR International, Inc.	116,621

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,260	Courier Corp.	$104,544
19,633	Diana Containerships, Inc. (Marshall Islands)(a)	111,712
9,813	Diana Shipping, Inc. (Greece)(b)	93,125
5,285	Ducommun, Inc.(b)	129,430
2,986	Encore Wire Corp.	97,792
5,994	EnerNOC, Inc.(b)	105,015
12,852	Federal Signal Corp.(b)	99,732
36,331	Genco Shipping & Trading Ltd.(a)(b)	62,126
5,730	Gibraltar Industries, Inc.(b)	107,151
4,387	GP Strategies Corp.(b)	96,733
8,781	Griffon Corp.	90,444
7,678	Hardinge, Inc.	103,653
18,165	Hawaiian Holdings, Inc.(b)	99,726
3,846	ICF International, Inc.(b)	104,265
5,599	Kelly Services, Inc., Class A	95,295
6,489	KEYW Holding Corp. (The)(b)	88,186
11,547	Kimball International, Inc., Class B	106,117
20,805	Kratos Defense & Security Solutions, Inc.(b)	105,897
4,894	Layne Christensen Co.(b)	99,984
2,350	LB Foster Co., Class A	103,753
6,817	Lydall, Inc.(b)	97,756
11,547	MFC Industrial Ltd. (Canada)	93,415
4,262	MYR Group, Inc.(b)	97,174
7,960	Navigant Consulting, Inc.(b)	98,147
22,894	Navios Maritime Holdings, Inc. (Greece)	103,710
11,058	NN, Inc.(b)	99,633
10,528	Orion Marine Group, Inc.(b)	96,436
6,639	Patrick Industries, Inc.(b)	134,506
7,322	Pike Electric Corp.	114,443
1,980	Powell Industries, Inc.(b)	97,495
9,027	Republic Airways Holdings, Inc.(b)	101,012
4,525	Roadrunner Transportation Systems, Inc.(b)	101,858
21,094	Safe Bulkers, Inc. (Marshall Islands)(a)	105,892
2,875	Saia, Inc.(b)	117,645
6,518	SkyWest, Inc.	93,273
1,898	Standex International Corp.	100,404
13,159	Taser International, Inc.(b)	115,931
3,772	Titan Machinery, Inc.(b)	85,096
7,884	TMS International Corp., Class A(b)	113,845
5,418	Tutor Perini Corp.(b)	89,072
2,613	Universal Forest Products, Inc.	100,862
3,783	Viad Corp.	98,547
6,182	XPO Logistics, Inc.(b)	100,828
		5,466,068
	Information Technology—11.7%
5,716	Advanced Energy Industries, Inc.(b)	97,058
26,159	Amkor Technology, Inc.(a)(b)	110,653
5,396	Anaren, Inc.(b)	126,320
16,604	Avid Technology, Inc.(b)	109,420
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,772	Black Box Corp.	$103,648
6,759	Blucora, Inc.(b)	99,830
10,280	Brooks Automation, Inc.	99,922
9,539	CalAmp Corp.(b)	106,169
30,242	Canadian Solar, Inc. (China)(a)(b)	170,262
8,010	Checkpoint Systems, Inc.(b)	92,676
7,857	ChipMOS TECHNOLOGIES Bermuda Ltd. (Bermuda)	115,734
4,485	Cray, Inc.(b)	94,903
19,302	EarthLink, Inc.	109,828
9,471	Electro Scientific Industries, Inc.	102,097
4,349	Ellie Mae, Inc.(b)	113,161
18,392	Gilat Satellite Networks Ltd. (Israel)(b)	102,076
15,877	GSI Technology, Inc.(b)	99,073
8,580	Hollysys Automation Technologies Ltd. (British Virgin Islands)(b)	103,303
38,050	Hutchinson Technology, Inc.(b)	106,540
16,449	IntraLinks Holdings, Inc.(b)	94,088
9,051	Kulicke & Soffa Industries, Inc.(b)	104,630
50,791	Limelight Networks, Inc.(b)	98,027
20,639	Monster Worldwide, Inc.(b)	90,399
7,693	Nam Tai Electronics, Inc. (Hong Kong)	58,159
20,474	NeoPhotonics Corp.(b)	112,812
7,944	Netsol Technologies, Inc.(b)	100,253
6,381	Oplink Communications, Inc.(b)	104,776
10,377	Orbotech Ltd. (Israel)(b)	106,364
6,398	PC Connection, Inc.	98,785
6,529	PDF Solutions, Inc.(b)	111,711
10,554	Perion Network Ltd. (Israel)(b)	126,120
15,666	Photronics, Inc.(b)	123,605
25,215	Power-One, Inc.(b)	159,359
15,856	Rubicon Technology, Inc.(b)	117,493
8,880	Rudolph Technologies, Inc.(b)	103,630
9,214	Sanmina Corp.(b)	116,281
8,800	SeaChange International, Inc.(b)	95,568
9,831	Sierra Wireless, Inc. (Canada)(b)	109,124
2,455	SPS Commerce, Inc.(b)	115,704
46,922	TeleCommunication Systems, Inc., Class A(b)	90,559
16,225	Telenav, Inc.(b)	85,019
3,413	Uni-Pixel, Inc.(a)(b)	121,332
17,353	United Online, Inc.	118,000
4,383	Virtusa Corp.(b)	97,346
33,005	Vringo, Inc.(a)(b)	93,074
10,518	Xyratex Ltd. (Bermuda)	112,332
		4,927,223
	Materials—3.5%
5,976	A.M. Castle & Co.(b)	103,504
1,447	AEP Industries, Inc.(b)	111,564
3,424	American Vanguard Corp.	98,748
12,083	Boise, Inc.	96,543

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
32,529	China Green Agriculture, Inc.(a)(b)	$98,888
43,963	Golden Minerals Co.(a)(b)	80,013
9,616	Horsehead Holding Corp.(b)	102,891
7,245	Landec Corp.(b)	97,156
3,670	Materion Corp.	97,218
36,584	McEwen Mining, Inc.(a)(b)	85,241
15,141	Mercer International, Inc.(b)	95,237
4,457	OM Group, Inc.(b)	109,063
34,881	Thompson Creek Metals Co., Inc. (Canada)(a)(b)	104,294
14,103	Yongye International, Inc.(b)	75,028
8,721	Zoltek Cos., Inc.(b)	115,204
		1,470,592
	Telecommunication Services—2.1%
15,272	8x8, Inc.(b)	110,417
14,081	Cbeyond, Inc.(b)	123,631
4,534	Hawaiian Telcom Holdco, Inc.(b)	109,587
17,378	Iridium Communications, Inc.(b)	116,606
20,084	ORBCOMM, Inc.(b)	94,997
9,524	Premiere Global Services, Inc.(b)	106,955
7,884	USA Mobility, Inc.	106,986
36,205	Vonage Holdings Corp.(b)	110,425
		879,604
	Utilities—1.1%
2,130	Chesapeake Utilities Corp.	113,657
10,566	Consolidated Water Co. Ltd. (Cayman Islands)	105,343
5,069	Ormat Technologies, Inc.	110,200
3,702	Unitil Corp.	112,208
		441,408
	Total Common Stocks and Other Equity Interests (Cost $38,724,365)	42,036,330
	Money Market Fund—0.2%
78,714	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $78,714)	78,714
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $38,803,079)—100.2%	42,115,044
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—3.4%
1,447,325	Invesco Liquid Assets Portfolio—Institutional Class (Cost $1,447,325)(c)(d)	$1,447,325
	Total Investments (Cost $40,250,404)—103.6%	43,562,369
	Liabilities in excess of other assets—(3.6)%	(1,507,565)
	Net Assets—100.0%	$42,054,804

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  Non-income producing security.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Statements of Assets and Liabilities

April 30, 2013

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
ASSETS:
Unaffiliated investments, at value(a)	$213,026,826	$574,892,959	$27,929,587	$82,838,527	$7,599,098	$19,600,012
Affiliated investments, at value	—	—	—	—	—	250,556
Total investments, at value	213,026,826	574,892,959	27,929,587	82,838,527	7,599,098	19,850,568
Foreign currencies, at value	—	—	—	—	—	—
Receivables:
Dividends	120,207	617,305	31,771	61,323	8,791	7,708
Shares sold	—	2,521,165	—	—	—	—
Investments sold	—	—	—	—	—	461
Security lending	—	—	—	—	—	—
Expense waivers	—	—	5,862	9,284	3,670	6,365
Prepaid expense	—	—	8,246	2,689	4,944	9,858
Total Assets	213,147,033	578,031,429	27,975,466	82,911,823	7,616,503	19,874,960
LIABILITIES:
Due to custodian	—	149,798	—	—	—	—
Payables:
Investments purchased	—	2,515,208	—	—	—	10,890
Collateral upon return of securities loaned	—	—	—	—	—	—
Accrued advisory fees	86,229	227,995	6,126	19,290	1,493	4,628
Accrued trustees fees	20,741	21,572	8,373	3,142	3,090	7,937
Accrued expenses	143,148	291,624	87,426	72,980	63,010	83,184
Total Liabilities	250,118	3,206,197	101,925	95,412	67,593	106,639
NET ASSETS	$212,896,915	$574,825,232	$27,873,541	$82,816,411	$7,548,910	$19,768,321
NET ASSETS CONSIST OF:
Shares of beneficial interest	$432,865,953	$613,215,309	$35,543,143	$78,967,958	$6,826,673	$28,632,137
Undistributed net investment income	234,500	1,368,728	15,035	233,801	11,501	37,042
Undistributed net realized gain (loss)	(261,043,971)	(136,708,219)	(10,832,927)	299,397	(6,367)	(10,561,198)
Net unrealized appreciation	40,840,433	96,949,414	3,148,290	3,315,255	717,103	1,660,340
Net Assets	$212,896,915	$574,825,232	$27,873,541	$82,816,411	$7,548,910	$19,768,321
Shares outstanding (unlimited amount authorized, $0.01 par value)	10,000,000	22,800,000	900,000	3,300,001	300,001	650,000
Net asset value	$21.29	$25.21	$30.97	$25.10	$25.16	$30.41
Market price	$21.28	$25.22	$30.98	$25.08	$25.16	$30.39
Unaffiliated investments, at cost	$172,186,393	$477,943,545	$24,781,297	$79,523,272	$6,881,995	$17,960,197
Affiliated investments, at cost	$—	$—	$—	$—	$—	$230,031
Total investments, at cost	$172,186,393	$477,943,545	$24,781,297	$79,523,272	$6,881,995	$18,190,228
Foreign currencies, at cost	$—	$—	$—	$—	$—	$—
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)
ASSETS:
Unaffiliated investments, at value(a)	$82,227,244	$28,302,168	$15,341,413	$26,510,874	$48,181,950	$42,115,044
Affiliated investments, at value	—	—	—	216,525	1,866,896	1,447,325
Total investments, at value	82,227,244	28,302,168	15,341,413	26,727,399	50,048,846	43,562,369
Foreign currencies, at value	—	143,192	—	—	—	25,452
Receivables:
Dividends	24,846	18,800	24,036	9,236	18,926	10,873
Shares sold	—	—	—	—	—	—
Investments sold	—	—	—	—	22,533	6,260
Security lending	—	—	—	—	3,242	6,338
Expense waivers	6,369	9,588	7,645	11,183	10,970	4,820
Prepaid expense	7,483	3,475	1,616	11,860	4,709	—
Total Assets	82,265,942	28,477,223	15,374,710	26,759,678	50,109,226	43,616,112
LIABILITIES:
Due to custodian	—	51,792	—	—	—	—
Payables:
Investments purchased	—	—	—	—	24,483	—
Collateral upon return of securities loaned	—	—	—	—	1,866,896	1,447,325
Accrued advisory fees	19,168	6,590	3,572	6,264	11,205	16,380
Accrued trustees fees	14,640	9,176	7,708	8,910	10,078	9,934
Accrued expenses	131,031	88,975	73,794	98,416	112,519	87,669
Total Liabilities	164,839	156,533	85,074	113,590	2,025,181	1,561,308
NET ASSETS	$82,101,103	$28,320,690	$15,289,636	$26,646,088	$48,084,045	$42,054,804
NET ASSETS CONSIST OF:
Shares of beneficial interest	$244,845,665	$69,991,257	$23,792,397	$75,968,977	$90,948,241	$131,780,630
Undistributed net investment income	346,402	37,009	53,467	189,920	59,627	128,568
Undistributed net realized gain (loss)	(171,891,678)	(45,345,536)	(9,855,631)	(50,770,457)	(46,241,645)	(93,165,359)
Net unrealized appreciation	8,800,714	3,637,960	1,299,403	1,257,648	3,317,822	3,310,965
Net Assets	$82,101,103	$28,320,690	$15,289,636	$26,646,088	$48,084,045	$42,054,804
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,150,000	1,350,000	550,000	1,350,000	2,450,000	3,100,000
Net asset value	$26.06	$20.98	$27.80	$19.74	$19.63	$13.57
Market price	$26.04	$20.98	$27.76	$19.72	$19.61	$13.54
Unaffiliated investments, at cost	$73,426,530	$24,670,485	$14,042,010	$25,269,599	$44,864,128	$38,803,079
Affiliated investments, at cost	$—	$—	$—	$200,152	$1,866,896	$1,447,325
Total investments, at cost	$73,426,530	$24,670,485	$14,042,010	$25,469,751	$46,731,024	$40,250,404
Foreign currencies, at cost	$—	$136,915	$—	$—	$—	$26,452
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$1,813,578	$1,327,711

Statements of Operations

Year Ended April 30, 2013

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
INVESTMENT INCOME:
Unaffiliated dividend income	$3,132,939	$13,605,114	$708,117	$476,114	$163,843	$353,737
Affiliated dividend income	—	—	—	—	—	—
Securities lending income	—	—	—	—	—	—
Foreign withholding tax	—	—	—	—	—	—
Total Income	3,132,939	13,605,114	708,117	476,114	163,843	353,737
EXPENSES:
Advisory fees	939,769	2,304,431	74,260	68,433	16,862	52,082
Accounting & administration fees	60,717	105,194	57,844	52,333	52,333	57,844
Sub-licensing	56,386	138,266	19,976	12,371	4,356	13,765
Professional fees	19,122	26,608	28,401	28,471	27,721	28,263
Trustees fees	10,007	16,172	5,842	5,473	5,486	5,642
Custodian & transfer agent fees	8,846	30,401	2,699	5,534	6,627	8,996
Listing fee and expenses	5,026	5,026	5,261	10,025	10,026	5,191
Other expenses	8,609	84,783	10,848	3,401	(1,593)	7,850
Total Expenses	1,108,482	2,710,881	205,131	186,041	121,818	179,633
Waivers	—	—	(105,264)	(94,097)	(99,141)	(109,592)
Net Expenses	1,108,482	2,710,881	99,867	91,944	22,677	70,041
Net Investment Income	2,024,457	10,894,233	608,250	384,170	141,166	283,696
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(3,059,137)	(8,236,957)	240,657	310,083	(4,530)	(56,207)
In-kind redemptions	24,920,372	45,468,712	2,120,857	1,524,732	887,088	997,295
Foreign currencies	—	—	—	—	—	—
Net realized gain	21,861,235	37,231,755	2,361,514	1,834,815	882,558	941,088
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,739,360	57,544,945	1,527,836	3,127,962	211,524	1,551,100
Foreign currencies	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	2,739,360	57,544,945	1,527,836	3,127,962	211,524	1,551,100
Net realized and unrealized gain	24,600,595	94,776,700	3,889,350	4,962,777	1,094,082	2,492,188
Net increase in net assets resulting from operations	$26,625,052	$105,670,933	$4,497,600	$5,346,947	$1,235,248	$2,775,884

See Notes to Financial Statements.

	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,193,064	$722,498	$313,715	$285,167	$999,223	$723,277
Affiliated dividend income	21,236	—	—	16,885	—	—
Securities lending income	—	—	—	—	56,174	25,043
Foreign withholding tax	—	(987)	(698)	(56)	—	(1,070)
Total Income	1,214,300	721,511	313,017	301,996	1,055,397	747,250
EXPENSES:
Advisory fees	229,160	84,658	39,910	78,657	135,177	154,248
Accounting & administration fees	57,844	57,844	57,844	57,844	57,844	57,844
Sub-licensing	60,540	23,032	10,675	19,746	35,720	30,850
Professional fees	31,574	26,910	29,038	32,843	35,891	33,674
Trustees fees	7,190	5,897	5,529	5,531	6,333	5,802
Custodian & transfer agent fees	10,810	25,353	13,825	37,285	36,402	16,273
Listing fee and expenses	5,874	5,267	5,149	5,430	5,511	5,026
Other expenses	24,825	10,466	6,202	11,342	14,024	(1,448)
Total Expenses	427,817	239,427	168,172	248,678	326,902	302,269
Waivers	(117,856)	(125,577)	(114,500)	(142,898)	(145,112)	(86,324)
Net Expenses	309,961	113,850	53,672	105,780	181,790	215,945
Net Investment Income	904,339	607,661	259,345	196,216	873,607	531,305
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(1,171,007)	92,104	(167,674)	(569,086)	541,785	(1,908,225)
In-kind redemptions	4,814,378	2,796,988	978,256	1,793,901	4,892,743	6,264,708
Foreign currencies	—	1,982	—	—	—	—
Net realized gain	3,643,371	2,891,074	810,582	1,224,815	5,434,528	4,356,483
Change in net unrealized appreciation (depreciation) on:
Investment securities	7,042,985	2,880,901	1,020,540	1,497,396	2,795,165	1,125,975
Foreign currencies	—	6,277	—	—	—	(99)
Net change in unrealized appreciation (depreciation)	7,042,985	2,887,178	1,020,540	1,497,396	2,795,165	1,125,876
Net realized and unrealized gain	10,686,356	5,778,252	1,831,122	2,722,211	8,229,693	5,482,359
Net increase in net assets resulting from operations	$11,590,695	$6,385,913	$2,090,467	$2,918,427	$9,103,300	$6,013,664

Statements of Changes in Net Assets

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)		PowerShares Dynamic Large Cap Value Portfolio (PWV)		PowerShares Fundamental Pure Large Core Portfolio (PXLC)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$2,024,457	$1,571,412	$10,894,233	$9,564,757	$608,250	$597,262
Net realized gain	21,861,235	10,889,630	37,231,755	17,942,068	2,361,514	3,937,339
Net change in unrealized appreciation (depreciation)	2,739,360	(1,693,924)	57,544,945	(13,184,103)	1,527,836	(4,636,615)
Net increase (decrease) in net assets resulting from operations	26,625,052	10,767,118	105,670,933	14,322,722	4,497,600	(102,014)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,990,554)	(1,510,509)	(10,900,743)	(9,491,440)	(662,935)	(670,286)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	166,875,738	121,004,823	450,245,291	352,632,765	10,362,143	26,748,290
Value of shares repurchased	(169,626,504)	(135,822,460)	(389,930,643)	(360,043,032)	(11,649,294)	(36,322,756)
Net increase (decrease) in net assets resulting from shares transactions	(2,750,766)	(14,817,637)	60,314,648	(7,410,267)	(1,287,151)	(9,574,466)
Increase (Decrease) in Net Assets	21,883,732	(5,561,028)	155,084,838	(2,578,985)	2,547,514	(10,346,766)
NET ASSETS:
Beginning of year	191,013,183	196,574,211	419,740,394	422,319,379	25,326,027	35,672,793
End of year	$212,896,915	$191,013,183	$574,825,232	$419,740,394	$27,873,541	$25,326,027
Undistributed net investment income at end of year	$234,500	$288,421	$1,368,728	$1,375,238	$15,035	$69,720
CHANGES IN SHARES OUTSTANDING:
Shares sold	8,950,000	7,150,000	20,750,000	18,050,000	350,000	1,050,000
Shares repurchased	(9,150,000)	(8,100,000)	(18,200,000)	(18,550,000)	(400,000)	(1,450,000)
Shares outstanding, beginning of year	10,200,000	11,150,000	20,250,000	20,750,000	950,000	1,350,000
Shares outstanding, end of year	10,000,000	10,200,000	22,800,000	20,250,000	900,000	950,000

(a) Commencement of Investment Operations.

See Notes to Financial Statements.

	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)		PowerShares Fundamental Pure Large Value Portfolio (PXLV)		PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
	Year Ended April 30, 2013	For the Period June 13, 2011(a) to April 30, 2012	Year Ended April 30, 2013	For the Period June 13, 2011(a) to April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$384,170	$33,215	$141,166	$150,154	$283,696	$240,667
Net realized gain	1,834,815	122,350	882,558	108,242	941,088	3,028,451
Net change in unrealized appreciation (depreciation)	3,127,962	187,293	211,524	505,579	1,551,100	(3,515,009)
Net increase (decrease) in net assets resulting from operations	5,346,947	342,858	1,235,248	763,975	2,775,884	(245,891)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(166,518)	(17,066)	(147,580)	(132,239)	(280,344)	(227,420)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	97,586,544	6,164,439	2,477,129	14,853,954	2,985,502	26,425,945
Value of shares repurchased	(24,390,578)	(2,050,215)	(4,164,302)	(7,337,275)	(4,335,466)	(30,410,631)
Net increase (decrease) in net assets resulting from shares transactions	73,195,966	4,114,224	(1,687,173)	7,516,679	(1,349,964)	(3,984,686)
Increase (Decrease) in Net Assets	78,376,395	4,440,016	(599,505)	8,148,415	1,145,576	(4,457,997)
NET ASSETS:
Beginning of year	4,440,016	—	8,148,415	—	18,622,745	23,080,742
End of year	$82,816,411	$4,440,016	$7,548,910	$8,148,415	$19,768,321	$18,622,745
Undistributed net investment income at end of year	$233,801	$16,149	$11,501	$17,915	$37,042	$33,461
CHANGES IN SHARES OUTSTANDING:
Shares sold	4,100,000	300,001	100,000	800,001	100,000	1,000,000
Shares repurchased	(1,000,000)	(100,000)	(200,000)	(400,000)	(150,000)	(1,150,000)
Shares outstanding, beginning of year	200,001	—	400,001	—	700,000	850,000
Shares outstanding, end of year	3,300,001	200,001	300,001	400,001	650,000	700,000

Statements of Changes in Net Assets (Continued)

	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)		PowerShares Fundamental Pure Mid Value Portfolio (PXMV)		PowerShares Fundamental Pure Small Core Portfolio (PXSC)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$904,339	$598,664	$607,661	$506,266	$259,345	$148,645
Net realized gain (loss)	3,643,371	10,381,870	2,891,074	4,472,553	810,582	1,790,583
Net increase from payment by affiliate (see Note 3)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	7,042,985	(20,861,947)	2,887,178	(4,388,098)	1,020,540	(2,831,971)
Net increase (decrease) in net assets resulting from operations	11,590,695	(9,881,413)	6,385,913	590,721	2,090,467	(892,743)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(795,069)	(355,610)	(648,717)	(458,896)	(259,833)	(102,977)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	16,376,600	120,745,104	4,102,250	37,524,414	2,734,348	16,742,065
Value of shares repurchased	(32,274,525)	(153,595,166)	(13,926,465)	(46,219,014)	(5,010,393)	(19,002,641)
Net increase (decrease) in net assets resulting from shares transactions	(15,897,925)	(32,850,062)	(9,824,215)	(8,694,600)	(2,276,045)	(2,260,576)
Increase (Decrease) in Net Assets	(5,102,299)	(43,087,085)	(4,087,019)	(8,562,775)	(445,411)	(3,256,296)
NET ASSETS:
Beginning of year	87,203,402	130,290,487	32,407,709	40,970,484	15,735,047	18,991,343
End of year	$82,101,103	$87,203,402	$28,320,690	$32,407,709	$15,289,636	$15,735,047
Undistributed net investment income at end of year	$346,402	$234,876	$37,009	$74,376	$53,467	$42,632
CHANGES IN SHARES OUTSTANDING:
Shares sold	650,000	5,350,000	200,000	2,250,000	100,000	700,000
Shares repurchased	(1,350,000)	(6,900,000)	(750,000)	(2,750,000)	(200,000)	(800,000)
Shares outstanding, beginning of year	3,850,000	5,400,000	1,900,000	2,400,000	650,000	750,000
Shares outstanding, end of year	3,150,000	3,850,000	1,350,000	1,900,000	550,000	650,000
See Notes to Financial Statements.

	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)		PowerShares Fundamental Pure Small Value Portfolio (PXSV)		PowerShares Zacks Micro Cap Portfolio (PZI)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$196,216	$217,586	$873,607	$725,992	$531,305	$433,381
Net realized gain (loss)	1,224,815	(2,919,524)	5,434,528	6,460,920	4,356,483	(1,747,389)
Net increase from payment by affiliate (see Note 3)	—	12,745	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,497,396	(12,685,170)	2,795,165	(10,394,660)	1,125,876	(6,132,212)
Net increase (decrease) in net assets resulting from operations	2,918,427	(15,374,363)	9,103,300	(3,207,748)	6,013,664	(7,446,220)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(218,960)	—	(957,949)	(687,907)	(557,741)	(599,475)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,953,667	131,768,597	9,762,249	54,373,664	34,331,596	26,907,134
Value of shares repurchased	(11,919,697)	(194,932,390)	(22,135,140)	(70,706,299)	(31,751,422)	(83,806,961)
Net increase (decrease) in net assets resulting from shares transactions	(6,966,030)	(63,163,793)	(12,372,891)	(16,332,635)	2,580,174	(56,899,827)
Increase (Decrease) in Net Assets	(4,266,563)	(78,538,156)	(4,227,540)	(20,228,290)	8,036,097	(64,945,522)
NET ASSETS:
Beginning of year	30,912,651	109,450,807	52,311,585	72,539,875	34,018,707	98,964,229
End of year	$26,646,088	$30,912,651	$48,084,045	$52,311,585	$42,054,804	$34,018,707
Undistributed net investment income at end of year	$189,920	$212,664	$59,627	$138,629	$128,568	$59,046
CHANGES IN SHARES OUTSTANDING:
Shares sold	250,000	7,200,000	500,000	3,350,000	2,700,000	2,450,000
Shares repurchased	(650,000)	(11,200,000)	(1,250,000)	(4,400,000)	(2,600,000)	(7,350,000)
Shares outstanding, beginning of year	1,750,000	5,750,000	3,200,000	4,250,000	3,000,000	7,900,000
Shares outstanding, end of year	1,350,000	1,750,000	2,450,000	3,200,000	3,100,000	3,000,000

Financial Highlights

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$18.73	$17.63	$14.91	$11.03	$17.33
Net investment income(a)	0.21	0.15	0.11	0.06	0.08
Net realized and unrealized gain (loss) on investments	2.55	1.09	2.72	3.91	(6.30)
Total from investment operations	2.76	1.24	2.83	3.97	(6.22)
Distributions to shareholders from:
Net investment income	(0.20)	(0.14)	(0.11)	(0.09)	(0.08)
Net asset value at end of year	$21.29	$18.73	$17.63	$14.91	$11.03
Market price at end of year(b)	$21.28	$18.72	$17.63	$14.91	$11.03
NET ASSET VALUE, TOTAL RETURN(c)	14.91%	7.18%	19.08%	36.15%	(35.93)%
MARKET PRICE TOTAL RETURN(c)	14.92%	7.12%	19.08%	36.15%	(35.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$212,897	$191,013	$196,574	$230,334	$281,172
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.61%	0.63%	0.61%	0.61%
Expenses, prior to Waivers	0.59%	0.62%	0.64%	0.61%	0.60%
Net investment income, after Waivers	1.08%	0.89%	0.73%	0.45%	0.60%
Portfolio turnover rate(d)	47%	64%	45%	67%	88%

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$20.73	$20.35	$18.05	$13.54	$19.27
Net investment income(a)	0.52	0.46	0.40	0.39	0.41
Net realized and unrealized gain (loss) on investments	4.48	0.38	2.33	4.52	(5.81)
Total from investment operations	5.00	0.84	2.73	4.91	(5.40)
Distributions to shareholders from:
Net investment income	(0.52)	(0.46)	(0.43)	(0.40)	(0.33)
Net asset value at end of year	$25.21	$20.73	$20.35	$18.05	$13.54
Market price at end of year(b)	$25.22	$20.71	$20.36	$18.05	$13.55
NET ASSET VALUE, TOTAL RETURN(c)	24.55%	4.34%	15.50%	36.69%	(28.30)%
MARKET PRICE TOTAL RETURN(c)	24.72%	4.20%	15.49%	36.67%	(28.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$574,825	$419,740	$422,319	$349,265	$262,699
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.59%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.59%	0.59%	0.61%	0.60%	0.61%
Net investment income, after Waivers	2.36%	2.39%	2.22%	2.46%	2.71%
Portfolio turnover rate(d)	58%	41%	40%	47%	77%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$26.66	$26.42	$23.26	$17.56	$25.92
Net investment income(a)	0.65	0.57	0.37	0.27	0.34
Net realized and unrealized gain (loss) on investments	4.35	0.32	3.16	5.74	(8.44)
Total from investment operations	5.00	0.89	3.53	6.01	(8.10)
Distributions to shareholders from:
Net investment income	(0.69)	(0.65)	(0.37)	(0.31)	(0.26)
Net asset value at end of year	$30.97	$26.66	$26.42	$23.26	$17.56
Market price at end of year(b)	$30.98	$26.66	$26.42	$23.26	$17.55
NET ASSET VALUE, TOTAL RETURN(c)	19.10%	3.64%	15.40%	34.56%	(31.47)%
MARKET PRICE TOTAL RETURN(c)	19.15%	3.64%	15.40%	34.64%	(31.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$27,874	$25,326	$35,673	$38,376	$33,355
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.80%	0.90%	0.99%	0.88%	0.93%
Net investment income, after Waivers	2.38%	2.32%	1.61%	1.32%	1.71%
Portfolio turnover rate(d)	43%	58%	41%	62%	57%

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

	Year Ended April 30, 2013	For the Period June 13, 2011(e) Through April 30, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$22.20	$20.00
Net investment income(a)	0.39	0.28
Net realized and unrealized gain on investments	2.87	2.09
Total from investment operations	3.26	2.37
Distributions to shareholders from:
Net investment income	(0.36)	(0.17)
Net asset value at end of year	$25.10	$22.20
Market price at end of year(b)	$25.08	$22.19
NET ASSET VALUE, TOTAL RETURN(c)	14.87%	11.99	%(f)
MARKET PRICE TOTAL RETURN(c)	14.83%	11.94	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$82,816	$4,440
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(g)
Expenses, prior to Waivers	0.79%	7.69	%(g)
Net investment income, after Waivers	1.63%	1.54	%(g)
Portfolio turnover rate(d)	90%	3%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Commencement of Investment Operations.

(f)  The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.

(g)  Annualized.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

	Year Ended April 30, 2013	For the Period June 13, 2011(a) Through April 30, 2012
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$20.37	$20.00
Net investment income(b)	0.52	0.39
Net realized and unrealized gain on investments	4.77	0.33
Total from investment operations	5.29	0.72
Distributions to shareholders from:
Net investment income	(0.50)	(0.35)
Net asset value at end of year	$25.16	$20.37
Market price at end of year(c)	$25.16	$20.35
NET ASSET VALUE, TOTAL RETURN(d)	26.41%	3.80	%(e)
MARKET PRICE TOTAL RETURN(d)	26.53%	3.70	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$7,549	$8,148
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(f)
Expenses, prior to Waivers	2.10%	2.87	%(f)
Net investment income, after Waivers	2.43%	2.38	%(f)
Portfolio turnover rate(g)	9%	2%

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$26.60	$27.15	$23.05	$16.30	$25.47
Net investment income(b)	0.43	0.29	0.21	0.18	0.13
Net realized and unrealized gain (loss) on investments	3.80	(0.57)	4.10	6.73	(9.17)
Total from investment operations	4.23	(0.28)	4.31	6.91	(9.04)
Distributions to shareholders from:
Net investment income	(0.42)	(0.27)	(0.21)	(0.16)	(0.13)
Net asset value at end of year	$30.41	$26.60	$27.15	$23.05	$16.30
Market price at end of year(c)	$30.39	$26.62	$27.15	$23.04	$16.29
NET ASSET VALUE, TOTAL RETURN(d)	16.16%	(0.93)%	18.84%	42.59%	(35.57)%
MARKET PRICE TOTAL RETURN(d)	16.00%	(0.85)%	18.89%	42.62%	(35.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$19,768	$18,623	$23,081	$25,353	$17,929
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.00%	1.01%	1.20%	1.11%	1.17%
Net investment income, after Waivers	1.58%	1.16%	0.88%	0.92%	0.67%
Portfolio turnover rate(g)	38%	83%	47%	76%	79%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$22.65	$24.13	$19.11	$13.87		$22.29
Net investment income (loss)(a)	0.26	0.13	(0.01)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	3.38	(1.53)	5.09	5.25		(8.41)
Total from investment operations	3.64	(1.40)	5.08	5.25		(8.42)
Distributions to shareholders from:
Net investment income	(0.23)	(0.08)	—	(0.00	)(b)	—
Return of capital	—	—	(0.06)	(0.01)		—
Total distributions	(0.23)	(0.08)	(0.06)	(0.01)		—
Net asset value at end of year	$26.06	$22.65	$24.13	$19.11		$13.87
Market price at end of year(c)	$26.04	$22.63	$24.13	$19.10		$13.85
NET ASSET VALUE, TOTAL RETURN(d)	16.23%	(5.74)%	26.61%	37.89%		(37.78)%
MARKET PRICE TOTAL RETURN(d)	16.25%	(5.83)%	26.67%	38.02%		(37.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$82,101	$87,203	$130,290	$128,044		$140,038
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.54%	0.55%	0.69%	0.66%		0.61%
Net investment income (loss), after Waivers	1.14%	0.61%	(0.06)%	0.03%		(0.07)%
Portfolio turnover rate(e)	33%	75%	49%	75%		81%

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$17.06	$17.07	$15.37	$11.16	$16.89
Net investment income(a)	0.37	0.25	0.15	0.23	0.26
Net realized and unrealized gain (loss) on investments	3.94	(0.03)	1.70	4.24	(5.75)
Total from investment operations	4.31	0.22	1.85	4.47	(5.49)
Distributions to shareholders from:
Net investment income	(0.39)	(0.23)	(0.15)	(0.26)	(0.24)
Net asset value at end of year	$20.98	$17.06	$17.07	$15.37	$11.16
Market price at end of year(c)	$20.98	$17.04	$17.07	$15.36	$11.13
NET ASSET VALUE, TOTAL RETURN(d)	25.74%	1.42%	12.16%	40.58%	(32.71)%
MARKET PRICE TOTAL RETURN(d)	25.89%	1.30%	12.24%	40.88%	(32.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$28,321	$32,408	$40,970	$43,818	$39,056
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.82%	0.79%	0.91%	0.84%	0.78%
Net investment income, after Waivers	2.08%	1.57%	0.99%	1.76%	1.95%
Portfolio turnover rate(e)	25%	83%	65%	86%	94%

(a)  Based on average shares outstanding.

(b)  Amount represents less than $0.005.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$24.21	$25.32	$21.07	$15.03	$23.31
Net investment income(a)	0.46	0.22	0.09	0.11	0.08
Net realized and unrealized gain (loss) on investments	3.60	(1.18)	4.25	6.08	(8.31)
Total from investment operations	4.06	(0.96)	4.34	6.19	(8.23)
Distributions to shareholders from:
Net investment income	(0.47)	(0.15)	(0.09)	(0.14)	(0.05)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.47)	(0.15)	(0.09)	(0.15)	(0.05)
Net asset value at end of year	$27.80	$24.21	$25.32	$21.07	$15.03
Market price at end of year(b)	$27.76	$24.18	$25.33	$21.05	$15.00
NET ASSET VALUE, TOTAL RETURN(c)	17.05%	(3.70)%	20.64%	41.37%	(35.34)%
MARKET PRICE TOTAL RETURN(c)	17.03%	(3.85)%	20.80%	41.52%	(35.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$15,290	$15,735	$18,991	$18,960	$13,530
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.22%	1.25%	1.41%	1.26%	1.35%
Net investment income, after Waivers	1.88%	0.97%	0.42%	0.59%	0.47%
Portfolio turnover rate(d)	45%	97%	68%	93%	81%

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$17.66	$19.03	$14.12	$10.49	$15.71
Net investment income (loss)(a)	0.13	0.07	(0.05)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.08	(1.44)	4.96	3.67	(5.23)
Total from investment operations	2.21	(1.37)	4.91	3.72	(5.22)
Distributions to shareholders from:
Net investment income	(0.13)	—	—	(0.07)	—
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.13)	—	—	(0.09)	—
Net asset value at end of year	$19.74	$17.66	$19.03	$14.12	$10.49
Market price at end of year(b)	$19.72	$17.64	$19.05	$14.10	$10.48
NET ASSET VALUE, TOTAL RETURN(c)	12.63%	(7.20)%	34.77%	35.60%	(33.23)%
MARKET PRICE TOTAL RETURN(c)	12.65%	(7.40)%	35.11%	35.54%	(33.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$26,646	$30,913	$109,451	$32,473	$31,484
Ratio to average net assets of:
Expenses, after Waivers(e)	0.39%	0.48%	0.63%	0.63%	0.63%
Expenses, prior to Waivers(e)	0.92%	0.69%	0.93%	0.94%	0.86%
Net investment income (loss), after Waivers	0.72%	0.41%	(0.37)%	0.41%	0.11%
Portfolio turnover rate(d)	39%	189%	57%	113%	109%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund's total return.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$16.35	$17.07	$14.64	$10.38	$15.80
Net investment income(a)	0.32	0.19	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	3.31	(0.72)	2.45	4.25	(5.43)
Total from investment operations	3.63	(0.53)	2.61	4.34	(5.31)
Distributions to shareholders from:
Net investment income	(0.35)	(0.19)	(0.18)	(0.08)	(0.11)
Net asset value at end of year	$19.63	$16.35	$17.07	$14.64	$10.38
Market price at end of year(b)	$19.61	$16.33	$17.08	$14.62	$10.36
NET ASSET VALUE, TOTAL RETURN(c)	22.56%	(3.01)%	18.03%	42.03%	(33.69)%
MARKET PRICE TOTAL RETURN(c)	22.58%	(3.18)%	18.26%	42.11%	(33.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$48,084	$52,312	$72,540	$72,453	$62,253
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.70%	0.64%	0.80%	0.74%	0.73%
Net investment income, after Waivers	1.87%	1.28%	1.14%	0.73%	1.00%
Portfolio turnover rate(d)	31%	109%	90%	116%	98%

PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$11.34	$12.53	$11.69	$8.10	$13.63
Net investment income(a)	0.20	0.10	0.04	0.04	0.12
Net realized and unrealized gain (loss) on investments	2.25	(1.16)	0.88	3.62	(5.48)
Total from investment operations	2.45	(1.06)	0.92	3.66	(5.36)
Distributions to shareholders from:
Net investment income	(0.22)	(0.13)	(0.08)	(0.07)	(0.17)
Net asset value at end of year	$13.57	$11.34	$12.53	$11.69	$8.10
Market price at end of year(b)	$13.54	$11.32	$12.52	$11.68	$8.10
NET ASSET VALUE, TOTAL RETURN(c)	21.95%	(8.34)%	7.97%	45.49%	(39.70)%
MARKET PRICE TOTAL RETURN(c)	21.90%	(8.42)%	7.97%	45.37%	(39.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$42,055	$34,019	$98,964	$53,758	$46,960
Ratio to average net assets of:
Expenses, after Waivers(e)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(e)	0.98%	0.92%	0.85%	0.93%	0.86%
Net investment income, after Waivers	1.72%	0.92%	0.39%	0.38%	1.11%
Portfolio turnover rate(d)	96%	67%	61%	78%	51%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund's total return.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	"Dynamic Large Cap Growth Portfolio"
PowerShares Dynamic Large Cap Value Portfolio (PWV)	"Dynamic Large Cap Value Portfolio"
PowerShares Fundamental Pure Large Core Portfolio (PXLC)	"Fundamental Pure Large Core Portfolio"
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	"Fundamental Pure Large Growth Portfolio"
PowerShares Fundamental Pure Large Value Portfolio (PXLV)	"Fundamental Pure Large Value Portfolio"
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	"Fundamental Pure Mid Core Portfolio"
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	"Fundamental Pure Mid Growth Portfolio"
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	"Fundamental Pure Mid Value Portfolio"
PowerShares Fundamental Pure Small Core Portfolio (PXSC)	"Fundamental Pure Small Core Portfolio"
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	"Fundamental Pure Small Growth Portfolio"
PowerShares Fundamental Pure Small Value Portfolio (PXSV)	"Fundamental Pure Small Value Portfolio"
PowerShares Zacks Micro Cap Portfolio (PZI)	"Zacks Micro Cap Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
Fundamental Pure Large Growth Portfolio	RAFI® Fundamental Large Growth Index
Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index
Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index
Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Diversified Fund Risk. Fundamental Pure Large Growth Portfolio and Fundamental Pure Large Value Portfolio are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Core Risk. For Fundamental Pure Large Core Portfolio, Fundamental Pure Mid Core Portfolio and Fundamental Pure Small Core Portfolio, the returns on "core" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

"Fundamentally Large" Company Risk. For Fundamental Pure Large Core Portfolio, Fundamental Pure Large Growth Portfolio and Fundamental Pure Large Value Portfolio, returns on investments in common stocks of "fundamentally large" U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

"Fundamentally Mid-Sized" Company Risk. For Fundamental Pure Mid Core Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Mid Value Portfolio, investing in common stocks of "fundamentally mid-sized" companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally mid-sized" companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

"Fundamentally Small" Company Risk. For Fundamental Pure Small Core Portfolio, Fundamental Pure Small Growth Portfolio and Fundamental Pure Small Value Portfolio, investing in common stocks of "fundamentally small" companies involves greater risk than customarily in associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally small" companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth Portfolio, Fundamental Pure Large Growth Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Small Growth Portfolio, the market values of "growth" securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk. The Zacks Micro Cap Portfolio's investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Value Risk. For Dynamic Large Cap Value Portfolio, Fundamental Pure Large Value Portfolio, Fundamental Pure Mid Value Portfolio and Fundamental Pure Small Value Portfolio, "Value" securities are subject to the risk that the valuations never improve or that the returns on "value" securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies' expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	Year ended April 30, 2013	Year ended April 30, 2012
Dynamic Large Cap Growth Portfolio	$27,464	$5,376
Dynamic Large Cap Value Portfolio	(247,087)	69,378
Fundamental Pure Large Core Portfolio	(17,857)	50,168
Fundamental Pure Large Growth Portfolio	—	—
Fundamental Pure Large Value Portfolio	—	—
Fundamental Pure Mid Core Portfolio	3,791	5,615
Fundamental Pure Mid Growth Portfolio	51,729	17,731
Fundamental Pure Mid Value Portfolio	4,330	13,610
Fundamental Pure Small Core Portfolio	9,054	5,457
Fundamental Pure Small Growth Portfolio	5,291	(285,373)
Fundamental Pure Small Value Portfolio	(1,318)	(4,399)
Zacks Micro Cap Portfolio	(14,808)	(255,399)

*  An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	Year Ended April 30,
	2013	2012	2011	2010	2009
Dynamic Large Cap Growth Portfolio	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$(0.02)
Dynamic Large Cap Value Portfolio	0.01	(0.00)	0.00	0.01	0.02
Fundamental Pure Large Core Portfolio	0.02	(0.05)	(0.03)	(0.01)	0.04
Fundamental Pure Large Growth Portfolio	—	— (a)	—	—	—
Fundamental Pure Large Value Portfolio	—	— (a)	—	—	—
Fundamental Pure Mid Core Portfolio	(0.01)	(0.01)	(0.00)	(0.00)	0.01
Fundamental Pure Mid Growth Portfolio	(0.01)	(0.00)	0.00	(0.00)	0.01
Fundamental Pure Mid Value Portfolio	(0.00)	(0.01)	(0.00)	(0.00)	(0.01)
Fundamental Pure Small Core Portfolio	(0.02)	(0.01)	(0.00)	0.00	0.01

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

	Financial Highlights
	Year Ended April 30,
	2013	2012	2011	2010	2009
Fundamental Pure Small Growth Portfolio	$(0.00)	$0.09	$(0.10)	$0.01	$0.00
Fundamental Pure Small Value Portfolio	0.00	0.00	(0.00)	0.00	0.00
Zacks Micro Cap Portfolio	0.01	0.06	(0.03)	0.01	0.00

(a) Period June 13, 2011 (commencement of Investment Operations) through April 30, 2012.

H. Securities Lending

Fundamental Pure Small Value Portfolio and Zacks Micro Cap Portfolio may lend portfolio securities having a market value up to one-third of each Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for the Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) has agreed to pay the Adviser an annual fee of 0.29% of the Fund's average daily net assets. Each of the Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap"), through at least August 31, 2014. The Expense Cap for each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Portfolio is 0.60% of the Fund's average daily net assets per year, through at least August 31, 2014, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Offering costs excluded from each Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amount	04/30/14	04/30/15	04/30/16
Fundamental Pure Large Core Portfolio	$337,190	$112,727	$119,199	$105,264
Fundamental Pure Large Growth Portfolio	224,053	—	129,956	94,097
Fundamental Pure Large Value Portfolio	232,337	—	133,196	99,141
Fundamental Pure Mid Core Portfolio	351,512	120,297	121,623	109,592
Fundamental Pure Mid Growth Portfolio	306,355	67,548	120,951	117,856
Fundamental Pure Mid Value Portfolio	353,338	110,527	117,234	125,577
Fundamental Pure Small Core Portfolio	368,381	128,503	125,378	114,500
Fundamental Pure Small Growth Portfolio	370,427	112,773	114,756	142,898
Fundamental Pure Small Value Portfolio	372,145	106,105	120,928	145,112
Zacks Micro Cap Portfolio	303,962	115,423	102,215	86,324

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a "Licensor"):

Fund	Licensor
Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.
Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.
Fundamental Pure Large Core Portfolio	Research Affiliates, LLC
Fundamental Pure Large Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Large Value Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Core Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Value Portfolio	Research Affiliates, LLC
Fundamental Pure Small Core Portfolio	Research Affiliates, LLC
Fundamental Pure Small Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Small Value Portfolio	Research Affiliates, LLC
Zacks Micro Cap Portfolio	Zacks Investment Research

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Invesco Mortgage Capital, Inc. REIT and the Adviser for Fundamental Pure Mid Core Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Small Growth Portfolio are subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows each Fund's transactions in, and earnings from, its respective investment in Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT for the fiscal year ended April 30, 2013.

Fundamental Pure Mid Core Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2013	Dividend Income
Invesco Ltd.	$—	$231,226	$(1,191)	$20,525	$(4)	$250,556	$—

Fundamental Pure Mid Growth Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2013	Dividend Income
Invesco Ltd.	$817,932	$203,774	$(1,149,877)	$42,806	$85,365	$—	$21,236

Fundamental Pure Small Growth Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2013	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$118,629	$108,943	$(36,187)	$20,321	$4,819	$216,525	$16,885

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Zacks Mirco Cap Portfolio
Equity Securities	$41,961,302	$75,028	$—	$42,036,330
Money Market Fund	1,526,039	—	—	1,526,039
Total	$43,487,341	$75,028	$—	$43,562,369

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013	2012
	Ordinary Income	Ordinary Income
Dynamic Large Cap Growth Portfolio	$1,990,554	$1,510,509
Dynamic Large Cap Value Portfolio	10,900,743	9,491,440
Fundamental Pure Large Core Portfolio	662,935	670,286
Fundamental Pure Large Growth Portfolio	166,518	17,066
Fundamental Pure Large Value Portfolio	147,580	132,239
Fundamental Pure Mid Core Portfolio	280,344	227,420
Fundamental Pure Mid Growth Portfolio	795,069	355,610
Fundamental Pure Mid Value Portfolio	648,717	458,896
Fundamental Pure Small Core Portfolio	259,833	102,977
Fundamental Pure Small Growth Portfolio	218,960	—
Fundamental Pure Small Value Portfolio	957,949	687,907
Zacks Micro Cap Portfolio	557,741	599,475

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation) – Investment Securities	Net Unrealized Appreciation (Depreciation) – Other Investments	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth Portfolio	$254,269	$—	$(19,769)	$40,746,749	$—	$(259,663,548)	$(1,286,739)	$432,865,953	$212,896,915
Dynamic Large Cap Value Portfolio	1,388,977	—	(20,249)	95,193,740	—	(134,611,386)	(341,159)	613,215,309	574,825,232
Fundamental Pure Large Core Portfolio	22,624	—	(7,589)	3,074,656	—	(10,759,293)	—	35,543,143	27,873,541
Fundamental Pure Large Growth Portfolio	577,761	60,346	(2,451)	3,212,797	—	—	—	78,967,958	82,816,411
Fundamental Pure Large Value Portfolio	13,960	938	(2,402)	709,741	—	—	—	6,826,673	7,548,910
Fundamental Pure Mid Core Portfolio	44,209	—	(7,167)	1,634,804	—	(10,439,675)	(95,987)	28,632,137	19,768,321
Fundamental Pure Mid Growth Portfolio	360,194	—	(13,792)	8,718,816	—	(170,214,188)	(1,595,592)	244,845,665	82,101,103
Fundamental Pure Mid Value Portfolio	45,398	—	(8,389)	3,564,020	6,277	(45,270,921)	(6,952)	69,991,257	28,320,690
Fundamental Pure Small Core Portfolio	60,644	—	(6,943)	1,273,263	—	(9,674,421)	(155,304)	23,792,397	15,289,636
Fundamental Pure Small Growth Portfolio	197,960	—	(8,040)	1,172,393	—	(50,187,995)	(497,207)	75,968,977	26,646,088
Fundamental Pure Small Value Portfolio	68,883	—	(9,256)	3,008,817	—	(45,932,640)	—	90,948,241	48,084,045
Zacks Micro Cap Portfolio	167,044	—	(9,099)	3,058,135	(1,000)	(92,608,092)	(332,814)	131,780,630	42,054,804

*  The Funds will elect to defer net capital losses incurred after October 31 ("Post-October Capital Losses") within the taxable year that are deemed to arise on the first business day of each Fund's next taxable year.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of April 30, 2013, which expires as follows:

							Post-effective no expiration
	2014	2015	2016	2017	2018	2019	Short-term	Long-term	Total*
Dynamic Large Cap Growth Portfolio	$191,864	$10,916,066	$14,024,455	$68,715,641	$131,638,879	$15,986,258	$17,002,918	$1,187,467	$259,663,548
Dynamic Large Cap Value Portfolio	70,814	1,378,743	2,783,761	22,558,581	56,819,182	17,964,198	25,618,203	7,417,904	134,611,386
Fundamental Pure Large Core Portfolio**	—	—	87,112	2,328,337	5,621,834	1,626,267	1,095,743	—	10,759,293
Fundamental Pure Large Growth Portfolio**	—	—	—	—	—	—	—	—	—
Fundamental Pure Large Value Portfolio**	—	—	—	—	—	—	—	—	—
Fundamental Pure Mid Core Portfolio	—	—	628,828	3,815,763	3,611,366	741,893	1,573,847	67,978	10,439,675
Fundamental Pure Mid Growth Portfolio	422,220	8,055,857	5,112,579	54,769,394	82,364,246	12,021,724	7,467,612	556	170,214,188
Fundamental Pure Mid Value Portfolio	237,806	2,384,765	5,347,255	12,697,113	18,996,863	2,751,107	2,697,084	158,928	45,270,921
Fundamental Pure Small Core Portfolio	—	—	1,028,299	2,738,120	2,009,294	2,491,519	1,228,681	178,508	9,674,421
Fundamental Pure Small Growth Portfolio	823,782	13,094,039	6,666,558	9,888,431	10,392,627	4,547,805	4,774,753	—	50,187,995
Fundamental Pure Small Value Portfolio	703,862	3,929,009	8,615,687	16,547,947	9,588,502	5,376,983	1,170,650	—	45,932,640
Zacks Micro Cap Portfolio	1,951,245	15,172,527	14,330,930	28,782,755	12,380,833	7,234,973	11,560,691	1,194,138	92,608,092

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

**  During the fiscal year ended April 30, 2013, the Fundamental Pure Large Core , Fundamental Pure Large Growth and Fundamental Pure Large Value Portfolios utilized capital loss carryforwards of $270,367, $288 and $888, respectively, to offset realized gains.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 7. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Large Cap Growth Portfolio	$88,288,111	$88,656,360
Dynamic Large Cap Value Portfolio	270,932,048	272,204,142
Fundamental Pure Large Core Portfolio	13,333,666	11,002,431
Fundamental Pure Large Growth Portfolio	26,712,145	25,209,073
Fundamental Pure Large Value Portfolio	1,110,058	536,605
Fundamental Pure Mid Core Portfolio	7,493,550	6,881,381
Fundamental Pure Mid Growth Portfolio	26,733,816	26,589,085
Fundamental Pure Mid Value Portfolio	7,998,764	7,439,817
Fundamental Pure Small Core Portfolio	6,862,355	6,330,931
Fundamental Pure Small Growth Portfolio	10,978,567	10,666,798
Fundamental Pure Small Value Portfolio	14,863,379	14,696,699
Zacks Micro Cap Portfolio	30,248,666	30,214,170

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic Large Cap Growth Portfolio	$167,685,360	$170,017,094
Dynamic Large Cap Value Portfolio	453,426,887	391,671,838
Fundamental Pure Large Core Portfolio	7,014,001	10,682,614
Fundamental Pure Large Growth Portfolio	96,570,107	24,674,024
Fundamental Pure Large Value Portfolio	2,446,500	4,714,057
Fundamental Pure Mid Core Portfolio	2,984,802	4,894,265
Fundamental Pure Mid Growth Portfolio	16,375,299	32,244,021
Fundamental Pure Mid Value Portfolio	4,087,354	14,446,465
Fundamental Pure Small Core Portfolio	2,709,980	5,475,332
Fundamental Pure Small Growth Portfolio	4,854,935	12,098,712
Fundamental Pure Small Value Portfolio	9,619,352	22,114,664
Zacks Micro Cap Portfolio	34,917,477	32,251,186

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

At April 30, 2013, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic Large Cap Growth Portfolio	$172,280,077	$40,746,749	$41,076,138	$(329,389)
Dynamic Large Cap Value Portfolio	479,699,219	95,193,740	95,848,189	(654,449)
Fundamental Pure Large Core Portfolio	24,854,931	3,074,656	3,226,414	(151,758)
Fundamental Pure Large Growth Portfolio	79,625,730	3,212,797	4,725,283	(1,512,486)
Fundamental Pure Large Value Portfolio	6,889,357	709,741	783,639	(73,898)
Fundamental Pure Mid Core Portfolio	18,215,764	1,634,804	2,099,017	(464,213)
Fundamental Pure Mid Growth Portfolio	73,508,428	8,718,816	11,816,548	(3,097,732)
Fundamental Pure Mid Value Portfolio	24,738,148	3,564,020	4,537,017	(972,997)
Fundamental Pure Small Core Portfolio	14,068,150	1,273,263	1,816,058	(542,795)
Fundamental Pure Small Growth Portfolio	25,555,006	1,172,393	3,084,853	(1,912,460)
Fundamental Pure Small Value Portfolio	47,040,029	3,008,817	6,190,468	(3,181,651)
Zacks Micro Cap Portfolio	40,504,234	3,058,135	4,351,185	(1,293,050)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth Portfolio	$(87,824)	$(24,879,672)	$24,967,496
Dynamic Large Cap Value Portfolio	—	(44,970,336)	44,970,336
Fundamental Pure Large Core Portfolio	—	(2,091,623)	2,091,623
Fundamental Pure Large Growth Portfolio	—	(1,524,072)	1,524,072
Fundamental Pure Large Value Portfolio	—	(878,840)	878,840
Fundamental Pure Mid Core Portfolio	229	(963,154)	962,925
Fundamental Pure Mid Growth Portfolio	2,256	(4,759,447)	4,757,191
Fundamental Pure Mid Value Portfolio	3,689	(2,745,331)	2,741,642
Fundamental Pure Small Core Portfolio	11,323	(982,396)	971,073
Fundamental Pure Small Growth Portfolio	—	(1,739,163)	1,739,163
Fundamental Pure Small Value Portfolio	5,340	(4,815,905)	4,810,565
Zacks Micro Cap Portfolio	95,958	(6,238,044)	6,142,086

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 9. Trustees' Fees

The Funds compensate each Independent Trustee. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares Zacks Micro Cap Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified dividend income*	Dividends-received deduction*
Dynamic Large Cap Growth Portfolio	100%	100%
Dynamic Large Cap Value Portfolio	100%	100%
Fundamental Pure Large Core Portfolio	100%	100%
Fundamental Pure Large Growth Portfolio	100%	94%
Fundamental Pure Large Value Portfolio	100%	100%
Fundamental Pure Mid Core Portfolio	100%	100%
Fundamental Pure Mid Growth Portfolio	100%	99%
Fundamental Pure Mid Value Portfolio	100%	100%
Fundamental Pure Small Core Portfolio	100%	93%
Fundamental Pure Small Growth Portfolio	100%	100%
Fundamental Pure Small Value Portfolio	90%	90%
Zacks Micro Cap Portfolio	100%	97%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC
(2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator
(2003-2005).
David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

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VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-5

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Dynamic MagniQuant Portfolio (PIQ)

PowerShares Dynamic Market Portfolio (PWC)

PowerShares Dynamic OTC Portfolio (PWO)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	23
Broad Market Portfolios
Schedules of Investments
PowerShares Dynamic MagniQuant Portfolio (PIQ)	25
PowerShares Dynamic Market Portfolio (PWC)	28
PowerShares Dynamic OTC Portfolio (PWO)	30
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	32
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	43
Statements of Assets and Liabilities	60
Statements of Operations	61
Statements of Changes in Net Assets	62
Financial Highlights	64
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	80
Tax Information	81
Trustees and Officers	82
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	91

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

2

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Manager's Analysis

PowerShares Dynamic MagniQuant Portfolio (ticker: PIQ)

As an index fund, the PowerShares Dynamic MagniQuant Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Top 200 IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The methodology the Index objectively identifies those stocks from the 2,000 largest U.S. stocks traded on the NYSE, NYSE MKT and the NASDAQ that have the greatest potential for capital appreciation as determined by the Index provider, NYSE Arca, Inc., pursuant to a proprietary NYSE Arca Intellidex model. The Index includes 200 equally-weighted stocks selected by NYSE Arca.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.56%. On a net asset value ("NAV") basis, the Fund returned 21.70%. During the same time period, the Index returned 22.89%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Equal Weight Index returned 20.33%, the Russell 3000® Index returned 17.21%, and the S&P 500® Index returned 16.89%. The S&P 500® Equal Weight Index, Russell 3000® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices based on the average performance of approximately 500, 2,945 and 500 securities, respectively. The S&P 500® Equal Weight Index is equally weighted and the Russell 3000® Index and S&P 500® Index are market capitalization weighted.

The adviser selected the S&P 500® Equal Weight Index, Russell 3000® Index and S&P 500® Index as comparative indices to the Fund because of their recognition in the marketplace and their exposure to the broad equity market. The S&P 500® Equal Weight Index selects the largest 500 domestic securities by market capitalization then gives each of the 500 securities an equal weighting. Similarly, the Fund gives an equal weight to each of its 200 securities as selected from a starting universe consisting of the 2,000 largest and most liquid U.S. companies. Although the Russell 3000® and S&P 500® indexes are not equal weighted, their underlying securities represent the largest and most liquid U.S. securities. These reasons make their performance relevant when comparing to the Fund's performance.

The performance of the Fund differed from the Benchmark Indices because the Fund employs a quantitative model driven stock selection methodology followed by an equal weighting approach to portfolio construction, whereas the benchmark indices select and weight stocks based solely on market capitalization. The Benchmark Indices select the largest U.S. companies by market capitalization, the S&P 500® Equal Weight Index then equal weights each security and the Russell 3000 Index does not. The Fund on the other hand starts with the 2000 largest and most liquid U.S. companies then selects the top 200 companies as ranked by the Index's stock selection model. Consequently, the Fund may have a mix of Small, Mid, and Large Cap companies, whereas the Benchmark Indices consist of predominantly Large Cap companies. In addition, the Fund benefited from superior stock selection within the Energy and Financials Sectors. The majority of the Fund's outperformance relative to the S&P 500 Equal Weight Index and the Russell 3000 Indexes during the period can be attributed to positive stock selection within these two sectors.

Relative to the S&P 500® Index, the Fund was similarly exposed to the Energy, Financials and Information Technology sectors but benefited from positive stock selection in these sectors during the

4

Manager's Analysis (Continued)

PowerShares Dynamic MagniQuant Portfolio (ticker: PIQ)

fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during the period can be attributed positive stock selection.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Consumer Discretionary and Energy sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Tesoro Corp., an energy company (portfolio average weight of 0.49%); and Delek US Holdings, Inc., an energy company (portfolio average weight of 0.49%). Positions that detracted most significantly from the Fund's return included ITT Educational Services Inc., a consumer discretionary company (no longer held at April 30, 2013); and Apollo Group, Inc. Class A, a consumer discretionary company (portfolio average weight of 0.45%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Consumer Discretionary	22.3
Financials	18.6
Industrials	14.3
Information Technology	13.5
Health Care	9.3
Energy	8.2
Consumer Staples	6.9
Materials	4.3
Utilities	1.5
Telecommunication Services	1.1
Money Market Fund	0.4
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
GameStop Corp., Class A	0.7
Lumber Liquidators Holdings, Inc.	0.7
Saia, Inc.	0.7
Multimedia Games Holding Co., Inc.	0.7
Hanesbrands, Inc.	0.6
EPL Oil & Gas, Inc.	0.6
Ryland Group, Inc. (The)	0.6
Moody's Corp.	0.6
USANA Health Sciences, Inc.	0.6
Sanmina Corp.	0.6
Total	6.4

5

Manager's Analysis (Continued)

PowerShares Dynamic MagniQuant Portfolio (ticker: PIQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Top 200 IntellidexSM Index	22.89%	14.01%	48.21%	6.49%	36.93%	5.05%	38.11%
S&P 500® Equal Weight Index	20.33%	13.80%	47.37%	8.47%	50.15%	7.10%	57.04%
Russell 3000® Index	17.21%	12.78%	43.44%	5.63%	31.48%	5.32%	40.69%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.78%
Fund
NAV Return	21.70%	13.09%	44.63%	5.64%	31.55%	4.25%	31.30%
Market Price Return	21.56%	13.03%	44.40%	5.61%	31.40%	4.24%	31.24%

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.22%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

6

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Manager's Analysis

PowerShares Dynamic Market Portfolio (ticker: PWC)

As an index fund, the PowerShares Dynamic Market Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The methodology of the Index objectively identifies those stocks from the 2,000 (by market capitalization) and most liquid U.S. stocks traded on the NYSE, NYSE MKT and the NASDAQ. Using a proprietary NYSE Arca Intellidex model, the Index provider, NYSE Arca, Inc. selects for inclusion in the Index 100 U.S. stocks that have superior risk-return profiles. The Index includes 100 stocks that NYSE Arca identifies from the broad market universe and sector constrains them. The number of companies selected from each sector is pre-determined, but the percentage weighting for the sector relative to the entire portfolio gets adjusted quarterly to reflect the broad market. The top-ranked relatively larger stocks within each sector receive 70% of the Index weighting and the top-ranked relatively smaller stocks receive 30% of the Index weighting. The Index provider equally weights stock within their size groups.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 22.40%. On a net asset value ("NAV") basis, the Fund returned 22.39%. During the same time period, the Index returned 23.29%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Index returned 17.21%, and the S&P 500® Index returned 16.89%. The Russell 3000® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 2,945 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other broad-based market benchmarks.

The S&P 500® Index and Russell 3000® Index were selected as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the broad equity market. These reasons make their performance relevant when comparing to the Fund's performance.

The performance of the Fund differed from these Benchmark Indices because the Fund employs a modified equal weighting and stock selection methodology whereas the Benchmark Indices select and weight stocks based on market capitalization. In addition, relative to the Russell 3000® Index, the Fund was overweight in the Energy and Information Technology sectors during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to this index during the period can be attributed to this sector allocation.

Relative to the S&P 500® Index, the Fund's sector allocation was constrained to closely match the sector weightings within the S&P 500® Index during the fiscal year that ended April 30, 2013. The Fund's outperformance relative to the S&P 500® Index during the period can be attributed to positive stock selection within the Energy and Information Technology sectors.

8

Manager's Analysis (Continued)

PowerShares Dynamic Market Portfolio (ticker: PWC)

For the fiscal year ended April 30, 2013, the Energy sector contributed most significantly to the Fund's return, followed by the Information Technology and Financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Valero Energy Corp., an energy company (no longer held at April 30, 2013); and Marathon Petroleum Corp., an energy company (portfolio average weight of 3.46%). Positions that detracted most significantly from the Fund's return included VeriSign Inc., an information technology company (no longer held at April 30, 2013); and Dell Inc., an information technology company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Information Technology	18.0
Financials	14.6
Consumer Discretionary	13.3
Health Care	11.8
Industrials	11.8
Energy	10.7
Consumer Staples	10.4
Materials	3.5
Utilities	3.4
Telecommunication Services	2.6
Money Market Fund	0.1
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Marathon Petroleum Corp.	3.8
CVS Caremark Corp.	3.8
Phillips 66	3.7
Costco Wholesale Corp.	3.6
Southwest Airlines Co.	2.9
Northrop Grumman Corp.	2.8
Seagate Technology PLC	2.8
Fiserv, Inc.	2.8
L-3 Communications Holdings, Inc.	2.6
Biogen Idec, Inc.	2.5
Total	31.3

9

Manager's Analysis (Continued)

PowerShares Dynamic Market Portfolio (ticker: PWC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Market IntellidexSM Index	23.29%	14.05%	48.33%	5.21%	28.88%	9.36%	144.68%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	7.88%	113.56%
Russell 3000® Index	17.21%	12.78%	43.44%	5.63%	31.48%	8.48%	125.61%
Fund
NAV Return	22.39%	13.27%	45.34%	4.52%	24.73%	8.69%	130.17%
Market Price Return	22.40%	13.25%	45.26%	4.52%	24.75%	8.69%	130.01%

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

10

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Manager's Analysis

PowerShares Dynamic OTC Portfolio (ticker: PWO)

As an index fund, the PowerShares Dynamic OTC Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic OTC IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. If the composition of the Index changes, the Fund will continue to invest at least 80% of its total assets in over-the-counter ("OTC") securities.

The methodology of the Index objectively identifies those stocks from the 2,000 largest U.S. OTC stocks (by market capitalization) traded on the NASDAQ. NYSE Arca, Inc., the index provider, using a proprietary NYSE Arca Intellidex model, selects for inclusion in the Index 100 OTC securities with superior risk-return profiles. The index provider divides eligible stocks by sector and then ranks stocks within each sector according to a proprietary model score. The number of companies selected from each sector is pre-determined, but the percentage weighting for the sector relative to the entire portfolio gets adjusted quarterly to reflect the broad market. The top-ranked relatively larger stocks within each sector receive 70% of the Index weighting and the top-ranked relatively smaller stocks receive 30% of the Index weighting. The index provider equally weights stocks within their size groups.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 9.63%. On a net asset value ("NAV") basis, the Fund returned 9.75%. During the same time period, the Index returned 10.84%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the fund incurred during the period.

During this same time period, the NASDAQ Composite Index returned 9.27%, the NASDAQ-100® Index returned 7.48%, and the S&P 500® Index returned 16.89%. The NASDAQ Composite Index, NASDAQ-100® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 2,439, 100 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the investment results of a number of broad-based market benchmarks.

The NASDAQ Composite Index, NASDAQ-100® Index, and S&P 500® Index were selected as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the broad equity market. These reasons make their performance relevant when comparing to the Fund's performance.

The performance of the Fund differed from these Benchmark Indices because the Fund employs a modified equal weighting and stock selection methodology whereas the indexes select and weight stocks based on market capitalization. More specifically, relative to the NASDAQ Composite Index, and NASDAQ-100® Index, the Fund experienced strong stock selection within the Information Technology sector during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to these indexes during the period can be attributed to stock selection within the Information Technology sector.

Relative to the S&P 500® Index, the Fund was overweight in the Information Technology sector during the fiscal year that ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation. While the Fund benefitted from its selection of stocks within the Information Technology Sector relative to that of the NASDAQ

12

Manager's Analysis (Continued)

PowerShares Dynamic OTC Portfolio (ticker: PWO)

Composite Index and NASDAQ-100 Index, the Fund was hurt by its overweighting of Information Technology securities relative to the S&P 500® Index. The Information Technology sector had an average weight of 53.75% within the Fund, while the S&P 500 Index had an average weight of 19.20% to the Information Technology sector during the period. Information Technology was the worst performing sector within the S&P 500® Index, thus underweighting this sector relative to the Fund benefitted the S&P 500® Index.

For the fiscal year ended April 30, 2013, the Information Technology sector contributed most significantly to the Fund's return, followed by Industrials and Energy sectors, respectively.

Positions that contributed most significantly to the Fund's return included Starz – Liberty Capital Series A, a consumer discretionary company (portfolio average weight of 0.94%); and Equinix, Inc., an information technology company (portfolio average weight of 2.98%). Positions that detracted most significantly from the Fund's return included Questcor Pharmaceuticals, Inc., a health care company (portfolio average weight of 0.53%); and Dell Inc., an information technology company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Information Technology	50.2
Consumer Discretionary	19.6
Health Care	13.4
Financials	5.9
Industrials	4.4
Consumer Staples	4.1
Energy	1.1
Telecommunication Services	0.7
Materials	0.6
Money Market Fund	0.4
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Cree, Inc.	3.5
DISH Network Corp., Class A	3.5
Icahn Enterprises LP	3.4
Western Digital Corp.	3.4
Comcast Corp., Class A	3.3
Seagate Technology PLC	3.2
Fiserv, Inc.	3.2
Staples, Inc.	3.1
Flextronics International Ltd.	3.0
Symantec Corp.	3.0
Total	32.6

13

Manager's Analysis (Continued)

PowerShares Dynamic OTC Portfolio (ticker: PWO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic OTC IntellidexSM Index	10.84%	8.58%	28.00%	4.55%	24.94%	7.79%	111.76%
NASDAQ Composite Index	9.27%	10.59%	35.25%	6.65%	37.96%	8.56%	127.33%
NASDAQ-100® Index	7.48%	14.21%	48.96%	9.50%	57.43%	10.77%	178.23%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	7.88%	113.56%
Fund
NAV Return	9.75%	7.76%	25.13%	3.82%	20.59%	7.10%	98.53%
Market Price Return	9.63%	7.71%	24.95%	3.78%	20.37%	7.07%	98.01%

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.93%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

14

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Manager's Analysis

PowerShares FTSE RAFI US 1000 Portfolio (ticker: PRF)

As an index fund, the PowerShares FTSE RAFI US 1000 Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index selects its components from the universe of stocks which are incorporated in the United States. The Index is designed to track the performance of the largest U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. It then selects 1,000 stocks with the highest fundamental weight and assigns a weight equal to its fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 22.09%. On a net asset value ("NAV") basis, the Fund returned 22.06%. During the same time period, the Index returned 22.52%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the fund incurred during the period.

During this same time period, the Russell 1000® Index returned 17.17%, and the S&P 500® Index returned 16.89%. The Russell 1000® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 992 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the investment results of a number of broad-based market benchmarks.

The Russell 1000® Index was selected as a comparative benchmark because of the similar number of securities as the Fund and because it is a well-known large cap benchmark index. The S&P 500® Index only contains half the number of securities as the Fund, but its status as a well-known benchmark index and its similar exposure to large cap stocks still makes its comparison relevant.

The performance of the Fund differed from these comparative indexes in large part because the Fund employs a fundamental weighting and stock selection methodology whereas the Benchmark Indices select and weight stocks based on market capitalization.

Relative to both the Russell 1000® Index and the S&P 500® Index, the Fund was underweight in the Information Technology sector and overweight in the Financials sector and benefited from positive stock selection in these sectors during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to the Russell 1000® Index and the S&P 500® Index during that period can be attributed to these sector allocations and stock selections.

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Consumer Discretionary and Health Care sectors, respectively. There were no detracting sectors.

16

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (ticker: PRF)

Positions that contributed most significantly to the Fund's return included Bank of America Corp., a financials company (portfolio average weight of 2.58%); and Citigroup, Inc., a financials company (portfolio average weight of 1.74%). Positions that detracted most significantly from the Fund's return included Hewlett-Packard Co., an information technology company (portfolio average weight of 0.51%); and Apple, Inc., an information technology company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	21.3
Energy	12.2
Information Technology	10.9
Consumer Discretionary	10.8
Health Care	10.5
Industrials	10.4
Consumer Staples	10.3
Utilities	5.4
Telecommunication Services	4.5
Materials	3.7
Money Market Fund	1.3
Liabilities in excess of other assets	(1.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Exxon Mobil Corp.	2.9
Bank of America Corp.	2.1
AT&T, Inc.	2.1
Chevron Corp.	2.0
General Electric Co.	1.8
JPMorgan Chase & Co.	1.7
Citigroup, Inc.	1.6
Verizon Communications, Inc.	1.5
Pfizer, Inc.	1.4
Wells Fargo & Co.	1.4
Total	18.5

17

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (ticker: PRF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
FTSE RAFI US 1000 Index	22.52%	13.10%	44.68%	7.80%	45.59%	7.37%	68.78%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	5.64%	49.55%
Russell 1000® Index	17.17%	12.91%	43.96%	5.49%	30.61%	5.85%	51.70%
Fund
NAV Return	22.06%	12.67%	43.05%	7.44%	43.14%	6.88%	63.24%
Market Price Return	22.09%	12.65%	42.96%	7.46%	43.28%	6.92%	63.66%

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.43%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

18

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Manager's Analysis

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (ticker: PRFZ)

As an index fund, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index provider selects the components from the universe of stocks which are incorporated in the United States. The Index is designed to track the performance of small and medium-sized U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index provider then excludes the securities with a fundamental weight ranking of 1 through 1,000 and instead includes the securities with a fundamental weight ranking of 1,001 through 2,500. Finally, The Index provider assigns a weight to each of these 1,500 stocks equal to its fundamental weight.

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 18.41%. On a net asset value ("NAV") basis, the Fund returned 18.56%. During the same time period, the Index returned 18.80% During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index returned 17.32%, the Russell 2000® Index returned 17.69%, and the S&P 500® Index returned 16.89%. The S&P SmallCap 600® Index, Russell 2000® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 600, 1,953 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the investment results of a number of broad-based market benchmarks.

The S&P SmallCap 600® Index was selected because of the similar exposure it shares with the Fund to small cap stocks. The Russell 2000® Index also was selected as a comparative benchmark because of the similar exposure it has with the Fund to small cap stocks and additionally because of the roughly similar number of securities as the Fund. The S&P 500® Index does not have the same specific small cap relevance as the other indices do; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices because the Fund employs a fundamental weighting and stock selection methodology whereas the comparative indexes select and weight stocks based on market capitalization. Relative to the S&P Smallcap 600® Index, the Fund was similarly exposed to the Financials, Consumer Discretionary, and Health Care sectors but benefited from positive stock selection in these sectors during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P Smallcap 600® Index during that period can be attributed to positive stock selection. Relative to the Russell 2000® Index, the Fund was overweight in the Consumer Discretionary sector and similarly exposed to the Financials and Materials sectors, but the Fund benefited from positive stock selection in these sectors during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to the Russell 2000® Index during that period can be attributed to these sector allocations and positive stock selection.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary and Financials sectors and benefited from positive stock selection in these sectors during the fiscal year that ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and positive stock selection.

20

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (ticker: PRFZ)

For the fiscal year ended April 30, 2013, the Financials sector contributed most significantly to the Fund's return, followed by the Consumer Discretionary and Industrials sectors, respectively. The Energy sector detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Louisiana-Pacific Corp., a materials company (portfolio average weight of 0.27%); and Hovnanian Enterprises, Inc. Class A, a consumer discretionary company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund's return included ITT Educational Services Inc., a consumer discretionary company (no longer held at April 30, 2013); and Patriot Coal Corp., an energy company (no longer held at April 30, 2013).

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Financials	21.6
Consumer Discretionary	18.7
Information Technology	16.8
Industrials	16.6
Health Care	7.3
Energy	6.8
Materials	5.6
Consumer Staples	3.6
Utilities	1.5
Telecommunication Services	1.5
Money Market Fund	7.0
Liabilities in excess of other assets	(7.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Boyd Gaming Corp.	0.3
MGIC Investment Corp.	0.3
Quicksilver Resources, Inc.	0.2
Deckers Outdoor Corp.	0.2
Cabela's, Inc.	0.2
Ferro Corp.	0.2
Illumina, Inc.	0.2
Howard Hughes Corp. (The)	0.2
Men's Wearhouse, Inc. (The)	0.2
American National Insurance Co.	0.2
Total	2.2

21

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (ticker: PRFZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
FTSE RAFI US 1500 Small-Mid Index	18.80%	10.67%	35.54%	10.37%	63.76%	8.08%	67.08%
S&P SmallCap 600® Index	17.32%	12.92%	43.97%	8.28%	48.84%	6.78%	54.04%
Russell 2000® Index	17.69%	11.25%	37.70%	7.27%	42.06%	5.58%	42.96%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	4.99%	37.78%
Fund
NAV Return	18.56%	10.43%	34.66%	10.26%	62.97%	7.80%	64.31%
Market Price Return	18.41%	10.40%	34.57%	10.26%	62.95%	7.79%	64.13%

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.44%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

22

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic MagniQuant Portfolio (PIQ) Actual	$1,000.00	$1,205.70	0.65%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Market Portfolio (PWC) Actual	$1,000.00	$1,208.24	0.60%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Dynamic OTC Portfolio (PWO) Actual	$1,000.00	$1,186.34	0.60%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

23

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares FTSE RAFI US 1000 Portfolio (PRF) Actual	$1,000.00	$1,176.64	0.39%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) Actual	$1,000.00	$1,174.80	0.39%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

24

Schedule of Investments

PowerShares Dynamic MagniQuant Portfolio (PIQ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—22.3%
2,856	AFC Enterprises, Inc.(a)	$91,049
3,277	ANN, Inc.(a)	96,803
4,819	Apollo Group, Inc., Class A(a)	88,525
5,358	Brown Shoe Co., Inc.	90,604
2,244	Comcast Corp., Class A	92,677
3,527	Cooper Tire & Rubber Co.	87,787
16,221	Denny's Corp.(a)	91,973
1,060	Dillard's, Inc., Class A	87,355
7,882	E.W. Scripps Co. (The), Class A(a)	109,481
7,175	Ford Motor Co.	98,369
3,607	GameStop Corp., Class A	125,884
2,811	Gap, Inc. (The)	106,790
3,303	General Motors Co.(a)	101,865
3,535	Grand Canyon Education, Inc.(a)	90,390
2,312	Hanesbrands, Inc.(a)	115,970
1,371	Home Depot, Inc. (The)	100,563
1,670	HSN, Inc.	87,809
2,251	Jarden Corp.(a)	101,317
1,938	Kohl's Corp.	91,202
6,973	Krispy Kreme Doughnuts, Inc.(a)	95,251
2,059	L Brands, Inc.	103,794
1,531	Lumber Liquidators Holdings, Inc.(a)	125,481
2,291	Macy's, Inc.	102,179
1,601	Madison Square Garden Co. (The), Class A(a)	96,492
2,242	Marriott Vacations Worldwide Corp.(a)	101,966
4,991	Multimedia Games Holding Co., Inc.(a)	123,078
90	NVR, Inc.(a)	92,700
1,589	Papa John's International, Inc.(a)	100,107
2,937	Penske Automotive Group, Inc.	90,812
4,737	PulteGroup, Inc.(a)	99,430
2,518	Ryland Group, Inc. (The)	113,461
5,714	Service Corp. International	96,452
3,764	Stage Stores, Inc.	104,225
6,747	Staples, Inc.	89,330
4,644	Starz - Liberty Capital, Series A(a)	108,577
1,676	Sturm Ruger & Co., Inc.	85,929
4,107	Superior Industries International, Inc.	75,405
2,370	Thor Industries, Inc.	87,903
2,025	TJX Cos., Inc. (The)	98,759
2,264	Urban Outfitters, Inc.(a)	93,820
16,309	Wendy's Co. (The)	92,798
817	Whirlpool Corp.	93,367
1,534	Wyndham Worldwide Corp.	92,163
		4,219,892
	Consumer Staples—6.9%
889	Costco Wholesale Corp.	96,394
1,744	CVS Caremark Corp.	101,466
3,359	Fresh Del Monte Produce, Inc. (Cayman Islands)	85,352
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,792	Inter Parfums, Inc.	$109,854
1,298	J & J Snack Foods Corp.	97,376
951	Kimberly-Clark Corp.	98,134
3,110	Kroger Co. (The)	106,922
2,176	Lorillard, Inc.	93,329
3,946	Safeway, Inc.	88,864
1,725	Sanderson Farms, Inc.	105,673
2,042	Susser Holdings Corp.(a)	108,573
3,762	Tyson Foods, Inc., Class A	92,658
1,990	USANA Health Sciences, Inc.(a)	112,276
		1,296,871
	Energy—8.2%
4,463	Alon USA Energy, Inc.	74,086
772	Chevron Corp.	94,192
1,608	CVR Energy, Inc.(a)	79,226
2,410	Delek US Holdings, Inc.	86,977
3,479	EPL Oil & Gas, Inc.(a)	113,659
3,891	Exterran Partners LP	110,115
1,008	Exxon Mobil Corp.	89,702
1,366	Helmerich & Payne, Inc.	80,075
1,603	HollyFrontier Corp.	79,268
1,094	Marathon Petroleum Corp.	85,726
3,136	Northern Tier Energy LP(a)	82,728
3,843	Patterson-UTI Energy, Inc.	81,049
1,397	Phillips 66	85,147
5,568	RPC, Inc.	73,720
1,918	SemGroup Corp., Class A(a)	99,448
1,632	Tesoro Corp.	87,149
1,934	Valero Energy Corp.	77,979
2,535	Western Refining, Inc.	78,357
		1,558,603
	Financials—18.6%
1,916	Allstate Corp. (The)	94,382
2,012	American Financial Group, Inc.	97,119
2,329	American International Group, Inc.(a)	96,467
1,094	American National Insurance Co.	102,869
1,850	Arch Capital Group Ltd. (Bermuda)(a)	98,161
2,338	Argo Group International Holdings Ltd. (Bermuda)	96,910
2,476	Aspen Insurance Holdings Ltd. (Bermuda)	94,558
2,150	Assurant, Inc.	102,211
10,198	CapitalSource, Inc.	91,272
5,575	Cardinal Financial Corp.	85,019
2,519	CBOE Holdings, Inc.	94,538
1,059	Chubb Corp. (The)	93,266
1,990	Cincinnati Financial Corp.	97,331
1,463	Cullen/Frost Bankers, Inc.	88,380
4,141	Employers Holdings, Inc.	93,794
722	Everest Re Group Ltd. (Bermuda)	97,463
3,461	Fidelity National Financial, Inc., Class A	92,928

See Notes to Financial Statements.

25

Schedule of Investments (Continued)

PowerShares Dynamic MagniQuant Portfolio (PIQ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,677	First American Financial Corp.	$98,433
6,108	Green Dot Corp., Class A(a)	95,957
5,276	Hanmi Financial Corp.(a)	81,409
2,247	HCC Insurance Holdings, Inc.	95,722
2,583	Home BancShares, Inc.	102,597
1,855	Moody's Corp.	112,877
1,573	Navigators Group, Inc. (The)(a)	91,045
5,614	Netspend Holdings, Inc.(a)	89,599
2,386	Ocwen Financial Corp.(a)	87,280
7,468	Old Republic International Corp.	100,818
1,015	PartnerRe Ltd. (Bermuda)	95,755
4,258	PHH Corp.(a)	89,759
2,833	Principal Financial Group, Inc.	102,271
1,597	Prudential Financial, Inc.	96,491
1,993	Raymond James Financial, Inc.	82,550
3,817	Stewart Information Services Corp.	103,326
4,575	TD Ameritrade Holding Corp.	91,088
1,105	Travelers Cos., Inc. (The)	94,378
3,563	United Fire Group, Inc.	99,622
3,089	XL Group PLC (Ireland)	96,191
		3,523,836
	Health Care—9.3%
1,907	AmerisourceBergen Corp.	103,207
1,031	Amgen, Inc.	107,440
7,167	AMN Healthcare Services, Inc.(a)	98,403
1,979	Centene Corp.(a)	91,430
1,525	Cigna Corp.	100,909
1,346	Covance, Inc.(a)	100,358
1,965	Coventry Health Care, Inc.	97,366
1,650	Eli Lilly & Co.	91,377
3,495	Health Net, Inc.(a)	102,753
1,268	Humana, Inc.	93,971
1,773	Magellan Health Services, Inc.(a)	90,707
2,726	Molina Healthcare, Inc.(a)	90,503
2,626	PAREXEL International Corp.(a)	107,535
12,737	PDL BioPharma, Inc.	98,584
2,898	Questcor Pharmaceuticals, Inc.	89,085
2,085	ResMed, Inc.	100,122
1,446	WellPoint, Inc.	105,442
3,957	Wright Medical Group, Inc.(a)	92,752
		1,761,944
	Industrials—14.3%
1,366	Alliant Techsystems, Inc.	101,576
593	AMERCO	95,295
3,581	Apogee Enterprises, Inc.	91,244
2,261	Avery Dennison Corp.	93,718
2,153	AZZ, Inc.	91,050
1,173	Boeing Co. (The)	107,224
3,603	Briggs & Stratton Corp.	81,032
2,258	Deluxe Corp.	86,120
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,623	Fortune Brands Home & Security, Inc.(a)	$95,451
3,119	Insperity, Inc.	86,178
3,529	Kaydon Corp.	84,131
5,087	Kelly Services, Inc., Class A	86,581
1,165	L-3 Communications Holdings, Inc.	94,656
1,539	Lennox International, Inc.	95,418
1,626	Manpowergroup, Inc.	86,438
1,185	National Presto Industries, Inc.	88,875
1,239	Nortek, Inc.(a)	89,035
1,363	Northrop Grumman Corp.	103,234
2,286	Oshkosh Corp.(a)	89,748
4,311	Quad/Graphics, Inc.	90,100
1,604	Ryder System, Inc.	93,144
3,050	Saia, Inc.(a)	124,806
6,460	SkyWest, Inc.	92,443
1,136	Snap-On, Inc.	97,923
7,719	Southwest Airlines Co.	105,750
1,996	Toro Co. (The)	89,840
1,060	UniFirst Corp.	96,513
576	Valmont Industries, Inc.	83,941
3,286	Viad Corp.	85,600
		2,707,064
	Information Technology—13.5%
2,369	AOL, Inc.(a)	91,538
6,598	Applied Materials, Inc.	95,737
2,913	Aspen Technology, Inc.(a)	88,788
15,626	Brocade Communications Systems, Inc.(a)	90,943
1,887	Computer Sciences Corp.	88,406
5,423	Convergys Corp.	92,300
3,612	CoreLogic, Inc.(a)	98,535
4,753	Cray, Inc.(a)	100,574
4,452	CSG Systems International, Inc.(a)	96,208
1,627	eBay, Inc.(a)	85,239
1,116	Fiserv, Inc.(a)	101,679
2,797	Heartland Payment Systems, Inc.	91,993
4,625	Ingram Micro, Inc., Class A(a)	82,371
2,015	InterDigital, Inc.	89,486
2,050	Jack Henry & Associates, Inc.	95,120
8,140	Kulicke & Soffa Industries, Inc.(a)	94,099
5,537	Magnachip Semiconductor Corp.(a)	88,814
1,305	Manhattan Associates, Inc.(a)	91,624
1,244	MAXIMUS, Inc.	99,134
1,447	Motorola Solutions, Inc.	82,768
8,804	Sanmina Corp.(a)	111,107
2,812	Seagate Technology PLC (Ireland)	103,200
7,910	Spansion, Inc., Class A(a)	102,751
6,598	Ubiquiti Networks, Inc.	101,939
3,818	Unisys Corp.(a)	73,038
4,381	WebMD Health Corp.(a)	105,801
1,951	Western Digital Corp.	107,851
		2,551,043

See Notes to Financial Statements.

26

Schedule of Investments (Continued)

PowerShares Dynamic MagniQuant Portfolio (PIQ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—4.3%
1,616	Axiall Corp.	$84,759
446	CF Industries Holdings, Inc.	83,183
12,182	Graphic Packaging Holding Co.(a)	91,609
2,279	Innospec, Inc.	100,299
1,451	Kaiser Aluminum Corp.	91,413
4,208	Louisiana-Pacific Corp.(a)	76,249
679	PPG Industries, Inc.	99,908
2,373	Rentech Nitrogen Partners LP	86,496
567	Sherwin-Williams Co. (The)	103,823
		817,739
	Telecommunication Services—1.1%
1,841	Atlantic Tele-Network, Inc.	93,467
34,175	Vonage Holdings Corp.(a)	104,234
		197,701
	Utilities—1.5%
1,365	DTE Energy Co.	99,481
1,646	MGE Energy, Inc.	91,929
3,125	Otter Tail Corp.	97,500
		288,910
	Total Common Stocks and Other Equity Interests (Cost $16,153,573)	18,923,603
	Money Market Fund—0.4%
72,718	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $72,718)	72,718
	Total Investments (Cost $16,226,291)—100.4%	18,996,321
	Liabilities in excess of other assets—(0.4)%	(81,572)
	Net Assets—100.0%	$18,914,749

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

27

Schedule of Investments

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—13.3%
16,748	AFC Enterprises, Inc.(a)	$533,926
14,464	Brunswick Corp.	457,930
76,817	Comcast Corp., Class A	3,172,542
20,680	Cooper Tire & Rubber Co.	514,725
95,119	Denny's Corp.(a)	539,325
87,368	DISH Network Corp., Class A	3,423,952
245,654	Ford Motor Co.	3,367,916
44,867	Icahn Enterprises LP	3,343,489
40,893	Krispy Kreme Doughnuts, Inc.(a)	558,599
47,951	LIN TV Corp., Class A(a)	590,277
27,781	PulteGroup, Inc.(a)	583,123
27,234	Starz - Liberty Capital, Series A(a)	636,731
24,241	Superior Industries International, Inc.	445,065
95,638	Wendy's Co. (The)	544,180
		18,711,780
	Consumer Staples—10.4%
13,753	Andersons, Inc. (The)	749,814
46,174	Costco Wholesale Corp.	5,006,647
90,964	CVS Caremark Corp.	5,292,285
25,005	Fresh Del Monte Produce, Inc. (Cayman Islands)	635,377
28,236	Inter Parfums, Inc.	817,997
12,842	Sanderson Farms, Inc.	786,701
12,327	Spectrum Brands Holdings, Inc.	690,312
11,797	Universal Corp.	678,917
		14,658,050
	Energy—10.7%
18,020	Helmerich & Payne, Inc.	1,056,332
67,602	Marathon Petroleum Corp.	5,297,293
41,368	Northern Tier Energy LP	1,091,288
85,971	Phillips 66	5,239,932
42,256	Susser Petroleum Partners LP	1,306,133
33,658	Western Refining, Inc.	1,040,369
		15,031,347
	Financials—14.6%
47,473	Allstate Corp. (The)	2,338,520
10,675	American Financial Group, Inc.	515,282
5,779	American National Insurance Co.	543,399
13,137	Aspen Insurance Holdings Ltd. (Bermuda)	501,702
15,755	Banner Corp.	514,716
54,103	CapitalSource, Inc.	484,222
26,238	Chubb Corp. (The)	2,310,781
18,397	Ellington Financial LLC	476,114
3,832	Everest Re Group Ltd. (Bermuda)	517,282
19,508	First American Financial Corp.	522,229
26,538	First Interstate BancSystem, Inc.	539,252
27,993	Hanmi Financial Corp.(a)	431,932
74,636	Lincoln National Corp.	2,538,370
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,363	PartnerRe Ltd. (Bermuda)	$505,946
70,196	Principal Financial Group, Inc.	2,534,076
27,391	Travelers Cos., Inc. (The)	2,339,465
18,903	United Fire Group, Inc.	528,528
76,541	XL Group PLC (Ireland)	2,383,487
		20,525,303
	Health Care—11.8%
33,012	AMN Healthcare Services, Inc.(a)	453,255
12,987	AmSurg Corp.(a)	435,844
30,221	Becton, Dickinson and Co.	2,849,840
16,160	Biogen Idec, Inc.(a)	3,537,909
13,082	Cantel Medical Corp.	413,522
18,590	Capital Senior Living Corp.(a)	450,993
9,107	Centene Corp.(a)	420,743
6,191	Covance, Inc.(a)	461,601
48,954	Eli Lilly & Co.	2,711,073
26,313	Emergent Biosolutions, Inc.(a)	403,641
37,626	Humana, Inc.	2,788,463
12,595	Molina Healthcare, Inc.(a)	418,154
12,087	PAREXEL International Corp.(a)	494,963
13,386	Questcor Pharmaceuticals, Inc.	411,486
29,630	Warner Chilcott PLC, Class A (Ireland)	426,079
		16,677,566
	Industrials—11.8%
8,462	Alliant Techsystems, Inc.	629,234
23,464	Avis Budget Group, Inc.(a)	676,702
44,937	L-3 Communications Holdings, Inc.	3,651,131
7,340	National Presto Industries, Inc.	550,500
52,368	Northrop Grumman Corp.	3,966,352
26,706	Quad/Graphics, Inc.	558,155
57,421	Republic Airways Holdings, Inc.(a)	642,541
40,021	SkyWest, Inc.	572,701
297,821	Southwest Airlines Co.	4,080,148
40,877	US Airways Group, Inc.(a)	690,821
20,355	Viad Corp.	530,248
		16,548,533
	Information Technology—18.0%
21,741	Aspen Technology, Inc.(a)	662,666
72,055	Computer Sciences Corp.	3,375,777
40,482	Convergys Corp.	689,004
26,960	CoreLogic, Inc.(a)	735,469
35,475	Cray, Inc.(a)	750,651
62,417	eBay, Inc.(a)	3,270,026
42,798	Fiserv, Inc.(a)	3,899,326
15,039	InterDigital, Inc.	667,882
15,305	Jack Henry & Associates, Inc.	710,152
41,333	Magnachip Semiconductor Corp.(a)	662,981
9,738	Manhattan Associates, Inc.(a)	683,705
9,283	MAXIMUS, Inc.	739,762

See Notes to Financial Statements.

28

Schedule of Investments (Continued)

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
55,479	Motorola Solutions, Inc.	$3,173,399
107,856	Seagate Technology PLC (Ireland)	3,958,315
59,042	Spansion, Inc., Class A(a)	766,955
28,685	Unisys Corp.(a)	548,744
		25,294,814
	Materials—3.5%
18,106	CF Industries Holdings, Inc.	3,376,950
30,189	Kronos Worldwide, Inc.	533,742
13,890	Rentech Nitrogen Partners LP	506,290
8,332	Stepan Co.	474,424
		4,891,406
	Telecommunication Services—2.6%
31,480	AT&T, Inc.	1,179,241
6,593	Atlantic Tele-Network, Inc.	334,727
32,426	CenturyLink, Inc.	1,218,245
49,212	T-Mobile US, Inc.(a)	582,670
122,372	Vonage Holdings Corp.(a)	373,234
		3,688,117
	Utilities—3.4%
65,796	American Electric Power Co., Inc.	3,383,888
12,416	American States Water Co.	688,840
18,297	UGI Corp.	749,811
		4,822,539
	Total Common Stocks and Other Equity Interests (Cost $126,973,575)	140,849,455
	Money Market Fund—0.1%
146,383	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $146,383)	146,383
	Total Investments (Cost $127,119,958)—100.2%	140,995,838
	Liabilities in excess of other assets—(0.2)%	(338,274)
	Net Assets—100.0%	$140,657,564

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

29

Schedule of Investments

PowerShares Dynamic OTC Portfolio (PWO)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—19.6%
4,754	AFC Enterprises, Inc.(a)	$151,557
17,426	Comcast Corp., Class A	719,694
26,999	Denny's Corp.(a)	153,084
19,820	DISH Network Corp., Class A	776,746
7,404	Fiesta Restaurant Group, Inc.(a)	201,833
2,779	HSN, Inc.	146,120
10,178	Icahn Enterprises LP	758,465
3,410	Lamar Advertising Co., Class A(a)	159,656
1,594	Loral Space & Communications, Inc.	98,063
3,579	Shutterfly, Inc.(a)	159,373
52,410	Staples, Inc.	693,908
7,730	Starz - Liberty Capital, Series A(a)	180,727
27,146	Wendy's Co. (The)	154,461
		4,353,687
	Consumer Staples—4.1%
5,680	Costco Wholesale Corp.	615,883
4,732	Sanderson Farms, Inc.	289,882
		905,765
	Energy—1.1%
2,050	Calumet Specialty Products Partners LP	77,408
7,598	Patterson-UTI Energy, Inc.	160,242
		237,650
	Financials—5.9%
2,731	American National Insurance Co.	256,796
6,707	AmTrust Financial Services, Inc.	212,344
4,596	Apollo Investment Corp.	40,491
4,637	Arch Capital Group Ltd. (Bermuda)(a)	246,039
1,280	Banner Corp.	41,818
1,750	Eagle Bancorp, Inc.(a)	40,477
9,061	East West Bancorp, Inc.	220,454
2,157	First Interstate BancSystem, Inc.	43,830
2,276	Hanmi Financial Corp.(a)	35,119
2,420	Netspend Holdings, Inc.(a)	38,623
1,748	Sterling Financial Corp.	38,106
1,537	United Fire Group, Inc.	42,975
236	Virtus Investment Partners, Inc.(a)	45,076
		1,302,148
	Health Care—13.4%
2,930	Acorda Therapeutics, Inc.(a)	115,940
5,310	Amgen, Inc.	553,355
2,760	AmSurg Corp.(a)	92,626
2,804	Biogen Idec, Inc.(a)	613,880
2,684	Ensign Group, Inc. (The)	93,591
5,000	IDEXX Laboratories, Inc.(a)	439,800
707	MWI Veterinary Supply, Inc.(a)	83,221
3,514	Myriad Genetics, Inc.(a)	97,865
2,569	PAREXEL International Corp.(a)	105,201
12,504	PDL BioPharma, Inc.	96,781
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,845	Questcor Pharmaceuticals, Inc.	$87,455
6,650	Santarus, Inc.(a)	122,160
33,025	Warner Chilcott PLC, Class A (Ireland)	474,899
		2,976,774
	Industrials—4.4%
1,985	AMERCO	318,989
12,688	Avis Budget Group, Inc.(a)	365,922
2,932	Kelly Services, Inc., Class A	49,903
714	Nortek, Inc.(a)	51,308
5,342	Republic Airways Holdings, Inc.(a)	59,777
1,752	Saia, Inc.(a)	71,692
3,723	SkyWest, Inc.	53,276
		970,867
	Information Technology—50.2%
5,191	Acxiom Corp.(a)	103,249
5,229	Advanced Energy Industries, Inc.(a)	88,788
5,482	ARRIS Group, Inc.(a)	90,508
3,055	Aspen Technology, Inc.(a)	93,116
16,389	Brocade Communications Systems, Inc.(a)	95,384
2,215	Cass Information Systems, Inc.	92,587
29,676	Cisco Systems, Inc.	620,822
1,244	CommVault Systems, Inc.(a)	91,484
4,980	Cray, Inc.(a)	105,377
13,860	Cree, Inc.(a)	784,060
4,670	CSG Systems International, Inc.(a)	100,919
9,308	Daktronics, Inc.	92,987
6,410	Digital River, Inc.(a)	92,817
11,273	eBay, Inc.(a)	590,592
4,017	Electronics for Imaging, Inc.(a)	107,334
2,895	Equinix, Inc.(a)	619,820
8,166	Exar Corp.(a)	88,029
2,779	First Solar, Inc.(a)	129,390
7,730	Fiserv, Inc.(a)	704,280
94,117	Flextronics International Ltd. (Singapore)(a)	672,937
7,263	Hollysys Automation Technologies Ltd. (British Virgin Islands)(a)	87,447
4,787	Insight Enterprises, Inc.(a)	86,740
2,113	InterDigital, Inc.	93,838
2,150	Jack Henry & Associates, Inc.	99,760
8,537	Kulicke & Soffa Industries, Inc.(a)	98,688
1,369	Manhattan Associates, Inc.(a)	96,117
3,684	ManTech International Corp., Class A	98,326
18,040	NetApp, Inc.(a)	629,416
3,571	NetScout Systems, Inc.(a)	81,455
17,848	Oracle Corp.	585,057
5,825	PDF Solutions, Inc.(a)	99,666
9,234	Sanmina Corp.(a)	116,533
19,480	Seagate Technology PLC (Ireland)	714,916
6,183	Silicon Graphics International Corp.(a)	80,379
7,531	SunPower Corp.(a)	102,346

See Notes to Financial Statements.

30

Schedule of Investments (Continued)

PowerShares Dynamic OTC Portfolio (PWO)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
27,049	Symantec Corp.(a)	$657,291
1,589	Syntel, Inc.	100,377
5,138	TeleTech Holdings, Inc.(a)	109,388
2,323	Ultratech, Inc.(a)	68,459
15,917	United Online, Inc.	108,236
13,542	Verisign, Inc.(a)	623,880
4,368	Virtusa Corp.(a)	97,013
5,415	Web.com Group, Inc.(a)	94,221
13,513	Western Digital Corp.	746,999
2,077	Zebra Technologies Corp., Class A(a)	96,892
		11,137,920
	Materials—0.6%
878	Innospec, Inc.(a)	38,641
1,866	Silgan Holdings, Inc.	89,325
		127,966
	Telecommunication Services—0.7%
843	Atlantic Tele-Network, Inc.	42,799
1,367	SBA Communications Corp., Class A(a)	107,980
		150,779
	Total Common Stocks and Other Equity Interests (Cost $19,280,972)	22,163,556
	Money Market Fund—0.4%
74,295	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $74,295)	74,295
	Total Investments (Cost $19,355,267)—100.4%	22,237,851
	Liabilities in excess of other assets—(0.4)%	(77,903)
	Net Assets—100.0%	$22,159,948

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

31

Schedule of Investments

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.8%
10,516	Abercrombie & Fitch Co., Class A	$521,173
6,091	Advance Auto Parts, Inc.	510,913
15,976	Aeropostale, Inc.(a)	234,208
7,958	Amazon.com, Inc.(a)	2,019,820
22,003	American Eagle Outfitters, Inc.	427,958
7,362	ANN, Inc.(a)	217,474
35,186	Apollo Group, Inc., Class A(a)	646,367
12,479	Ascena Retail Group, Inc.(a)	230,862
12,613	Autoliv, Inc.(b)	963,885
6,848	AutoNation, Inc.(a)	311,653
2,183	AutoZone, Inc.(a)	893,043
19,544	Barnes & Noble, Inc.(a)(b)	354,333
20,234	Bed Bath & Beyond, Inc.(a)	1,392,099
155,300	Best Buy Co., Inc.	4,036,247
13,367	Big Lots, Inc.(a)	486,826
7,553	BorgWarner, Inc.(a)	590,418
9,839	Brinker International, Inc.	382,737
6,297	Brunswick Corp.	199,363
47,374	Cablevision Systems Corp., Class A	703,978
21,516	Caesars Entertainment Corp.(a)(b)	342,320
79,022	Career Education Corp.(a)	173,058
21,310	CarMax, Inc.(a)	981,112
36,940	Carnival Corp.	1,274,799
789	CBS Corp., Class A	36,168
51,136	CBS Corp., Class B	2,341,006
7,562	Charter Communications, Inc., Class A(a)	761,796
826	Chipotle Mexican Grill, Inc.(a)	299,995
10,354	Cinemark Holdings, Inc.	319,835
13,189	Coach, Inc.	776,305
184,472	Comcast Corp., Class A	7,618,694
46,199	Comcast Corp. Special, Class A	1,815,159
10,360	Cooper Tire & Rubber Co.	257,860
23,602	D.R. Horton, Inc.	615,540
35,989	Dana Holding Corp.	620,810
18,792	Darden Restaurants, Inc.	970,231
23,525	Delphi Automotive PLC (Jersey Islands)	1,087,090
6,769	DeVry, Inc.	189,600
5,242	Dick's Sporting Goods, Inc.	252,140
3,932	Dillard's, Inc., Class A	324,036
61,464	DIRECTV(a)	3,476,404
6,528	Discovery Communications, Inc., Class A(a)	514,537
3,917	Discovery Communications, Inc., Class C(a)	277,676
22,849	DISH Network Corp., Class A	895,452
19,312	Dollar General Corp.(a)	1,005,962
13,599	Dollar Tree, Inc.(a)	646,768
7,212	Domino's Pizza, Inc.	398,102
75,566	Exide Technologies(a)	64,012
5,937	Expedia, Inc.	331,522
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,195	Family Dollar Stores, Inc.	$564,297
16,340	Foot Locker, Inc.	569,776
931,927	Ford Motor Co.	12,776,719
2,543	Fossil, Inc.(a)	249,519
38,555	GameStop Corp., Class A(b)	1,345,570
48,678	Gannett Co., Inc.	981,349
28,686	Gap, Inc. (The)	1,089,781
13,869	Garmin Ltd. (Switzerland)(b)	486,525
229,249	General Motors Co.(a)	7,070,039
12,419	Gentex Corp.	279,428
17,253	Genuine Parts Co.	1,316,922
6,333	GNC Holdings, Inc., Class A	287,075
116,188	Goodyear Tire & Rubber Co. (The)(a)	1,451,769
4,554	Group 1 Automotive, Inc.	275,426
10,745	Guess?, Inc.	297,422
27,394	H&R Block, Inc.	759,910
11,330	Hanesbrands, Inc.(a)	568,313
17,272	Harley-Davidson, Inc.	943,915
7,064	Harman International Industries, Inc.	315,831
13,711	Hasbro, Inc.(b)	649,490
119,796	Home Depot, Inc. (The)	8,787,037
4,936	Hyatt Hotels Corp., Class A(a)	210,668
35,318	International Game Technology	598,640
47,602	Interpublic Group of Cos., Inc. (The)	658,812
16,063	ITT Educational Services, Inc.(a)(b)	294,114
55,643	J.C. Penney Co., Inc.(b)	913,658
6,945	Jack in the Box, Inc.(a)	248,978
10,156	Jarden Corp.(a)	457,122
5,382	John Wiley & Sons, Inc., Class A	205,431
166	John Wiley & Sons, Inc., Class B	5,976
99,105	Johnson Controls, Inc.	3,469,666
25,835	Jones Group, Inc. (The)	361,690
36,043	Kohl's Corp.	1,696,184
28,524	L Brands, Inc.	1,437,895
6,859	Lamar Advertising Co., Class A(a)	321,138
13,511	Las Vegas Sands Corp.	759,994
14,958	Lear Corp.	864,273
18,513	Leggett & Platt, Inc.	596,859
9,771	Lennar Corp., Class A	402,761
609	Lennar Corp., Class B	19,860
14,183	Liberty Global, Inc., Class A(a)(b)	1,026,424
156	Liberty Global, Inc., Class B(a)	11,249
12,054	Liberty Global, Inc., Class C(a)(b)	815,453
68,477	Liberty Interactive Corp., Class A(a)	1,457,875
243	Liberty Interactive Corp., Class B(a)	5,127
2,802	Liberty Media Corp., Class A(a)	321,894
16	Liberty Media Corp., Class B(a)	1,823
34,315	Live Nation Entertainment, Inc.(a)	433,398
14,529	LKQ Corp.(a)	349,858
132,460	Lowe's Cos., Inc.	5,089,113
57,584	Macy's, Inc.	2,568,246

See Notes to Financial Statements.

32

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
17,444	Marriott International, Inc., Class A	$751,139
26,095	Mattel, Inc.	1,191,498
75,129	McDonald's Corp.	7,673,676
74,419	MGM Resorts International(a)	1,050,796
6,485	Mohawk Industries, Inc.(a)	719,057
1,172	Netflix, Inc.(a)	253,234
24,286	New York Times Co. (The), Class A(a)	215,174
33,130	Newell Rubbermaid, Inc.	872,644
113,397	News Corp., Class A	3,511,905
31,690	News Corp., Class B	986,193
36,154	NIKE, Inc., Class B	2,299,394
14,841	Nordstrom, Inc.	839,852
391	NVR, Inc.(a)	402,730
166,854	Office Depot, Inc.(a)	644,056
34,207	OfficeMax, Inc.	393,723
27,593	Omnicom Group, Inc.	1,649,234
6,755	O'Reilly Automotive, Inc.(a)	724,947
1,229	Panera Bread Co., Class A(a)	217,816
7,476	Penn National Gaming, Inc.(a)	437,720
10,333	Penske Automotive Group, Inc.	319,496
7,601	PetSmart, Inc.	518,692
2,735	Polaris Industries, Inc.	235,730
819	priceline.com, Inc.(a)	570,016
15,687	PulteGroup, Inc.(a)	329,270
3,185	PVH Corp.	367,581
122,990	RadioShack Corp.(b)	389,878
2,818	Ralph Lauren Corp.	511,692
32,638	Regal Entertainment Group, Class A(b)	585,526
11,851	Regis Corp.	222,206
11,879	Rent-A-Center, Inc.	414,933
12,013	Ross Stores, Inc.	793,699
23,791	Royal Caribbean Cruises Ltd.	869,085
18,116	Saks, Inc.(a)(b)	209,240
9,142	Sally Beauty Holdings, Inc.(a)	274,809
3,783	Scripps Networks Interactive, Inc., Class A	251,872
24,790	Sears Holdings Corp.(a)(b)	1,272,719
22,000	Service Corp. International	371,360
7,555	Signet Jewelers Ltd. (United Kingdom)	519,255
13,504	Sonic Automotive, Inc., Class A	296,953
168,489	Staples, Inc.	2,230,794
22,386	Starbucks Corp.	1,361,964
13,114	Starwood Hotels & Resorts Worldwide, Inc.	846,115
12,709	Starz - Liberty Capital, Series A(a)	297,131
98,082	Target Corp.	6,920,666
13,040	Tenneco, Inc.(a)	504,257
8,052	Tiffany & Co.	593,271
36,277	Time Warner Cable, Inc.	3,406,048
124,528	Time Warner, Inc.	7,444,284
42,703	TJX Cos., Inc. (The)	2,082,625
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,079	Toll Brothers, Inc.(a)	$345,811
2,043	Tractor Supply Co.	218,948
44,148	TravelCenters of America LLC(a)	508,585
20,447	TRW Automotive Holdings Corp.(a)	1,228,251
3,384	Tupperware Brands Corp.	271,735
5,981	Urban Outfitters, Inc.(a)	247,853
8,369	Valassis Communications, Inc.(b)	214,497
6,231	VF Corp.	1,110,489
704	Viacom, Inc., Class A	45,563
30,974	Viacom, Inc., Class B	1,982,026
21,532	Virgin Media, Inc.	1,050,331
12,064	Visteon Corp.(a)	709,243
126,279	Walt Disney Co. (The)	7,935,372
980	Washington Post Co. (The), Class B	434,473
45,502	Wendy's Co. (The)	258,906
13,788	Whirlpool Corp.	1,575,693
6,766	Williams-Sonoma, Inc.	363,199
9,924	Wyndham Worldwide Corp.	596,234
8,404	Wynn Resorts Ltd.	1,153,869
25,995	Yum! Brands, Inc.	1,770,779
		192,329,450
	Consumer Staples—10.3%
263,271	Altria Group, Inc.	9,612,024
4,142	Andersons, Inc. (The)	225,822
158,717	Archer-Daniels-Midland Co.	5,386,855
70,692	Avon Products, Inc.	1,637,227
13,591	Beam, Inc.	879,474
2,987	Brown-Forman Corp., Class A	210,195
6,709	Brown-Forman Corp., Class B	472,984
41,792	Bunge Ltd.	3,017,800
18,206	Campbell Soup Co.	844,940
5,093	Casey's General Stores, Inc.	294,936
43,044	Chiquita Brands International, Inc.(a)	371,470
6,506	Church & Dwight Co., Inc.	415,668
10,474	Clorox Co. (The)	903,382
282,859	Coca-Cola Co. (The)	11,973,421
35,634	Coca-Cola Enterprises, Inc.	1,305,273
27,216	Colgate-Palmolive Co.	3,249,863
48,981	ConAgra Foods, Inc.	1,732,458
11,519	Constellation Brands, Inc., Class A(a)	568,463
106	Constellation Brands, Inc., Class B(a)	5,190
47,879	Costco Wholesale Corp.	5,191,520
165,935	CVS Caremark Corp.	9,654,098
72,352	Dean Foods Co.(a)	1,384,817
18,637	Dr Pepper Snapple Group, Inc.	910,045
6,934	Energizer Holdings, Inc.	669,755
8,284	Estee Lauder Cos., Inc. (The), Class A	574,495
9,045	Flowers Foods, Inc.	297,942
7,643	Fresh Del Monte Produce, Inc.	194,209
59,881	General Mills, Inc.	3,019,200

See Notes to Financial Statements.

33

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,022	Green Mountain Coffee Roasters, Inc.(a)(b)	$288,263
25,943	H.J. Heinz Co.	1,878,792
5,126	Harris Teeter Supermarkets, Inc.	214,216
8,301	Herbalife Ltd. (Cayman Islands)(b)	329,633
8,351	Hershey Co. (The)	744,575
40,732	Hillshire Brands Co.	1,462,686
10,700	Hormel Foods Corp.	441,589
6,895	Ingredion, Inc.	496,509
10,246	J.M. Smucker Co. (The)	1,057,695
22,656	Kellogg Co.	1,473,546
37,350	Kimberly-Clark Corp.	3,854,146
66,827	Kraft Foods Group, Inc.	3,440,922
151,002	Kroger Co. (The)	5,191,449
45,908	Lorillard, Inc.	1,968,994
481	McCormick & Co., Inc.	34,454
7,507	McCormick & Co., Inc.	540,054
6,869	Mead Johnson Nutrition Co.	557,007
17,844	Molson Coors Brewing Co., Class B	920,750
300,093	Mondelez International, Inc., Class A	9,437,925
3,997	Monster Beverage Corp.(a)	225,431
12,255	Nash Finch Co.	251,840
24,873	Pantry, Inc. (The)(a)	363,395
131,432	PepsiCo, Inc.	10,839,197
99,950	Philip Morris International, Inc.	9,554,221
5,287	Post Holdings, Inc.(a)	231,518
252,445	Procter & Gamble Co. (The)	19,380,203
39,600	Reynolds American, Inc.	1,877,832
696,626	Rite Aid Corp.(a)	1,846,059
116,249	Safeway, Inc.	2,617,927
45,980	Smithfield Foods, Inc.(a)	1,177,088
583,735	SUPERVALU, Inc.(b)	3,409,012
97,871	Sysco Corp.	3,411,783
3,989	TreeHouse Foods, Inc.(a)	254,139
65,771	Tyson Foods, Inc., Class A	1,619,940
5,266	United Natural Foods, Inc.(a)	262,984
5,258	Universal Corp.	302,598
119,050	Walgreen Co.	5,894,166
245,862	Wal-Mart Stores, Inc.	19,108,395
8,062	Whole Foods Market, Inc.	712,036
		182,676,495
	Energy—12.2%
117,745	Alpha Natural Resources, Inc.(a)	873,668
40,881	Anadarko Petroleum Corp.	3,465,074
53,098	Apache Corp.	3,922,880
111,555	Arch Coal, Inc.(b)	541,042
4,967	Atwood Oceanics, Inc.(a)	243,631
54,205	Baker Hughes, Inc.	2,460,365
12,801	Bill Barrett Corp.(a)(b)	254,228
4,641	Cabot Oil & Gas Corp.	315,820
15,850	Cameron International Corp.(a)	975,567
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
133,704	Chesapeake Energy Corp.	$2,612,576
286,139	Chevron Corp.	34,911,819
7,107	Cimarex Energy Co.	520,090
13,435	Cloud Peak Energy, Inc.(a)	262,520
4,589	Concho Resources, Inc.(a)	395,251
389,622	ConocoPhillips	23,552,650
24,718	CONSOL Energy, Inc.	831,514
16,335	Cosan Ltd., Class A (Brazil)	338,951
38,896	Denbury Resources, Inc.(a)	695,849
63,904	Devon Energy Corp.	3,518,554
14,484	Diamond Offshore Drilling, Inc.	1,000,844
4,695	Dresser-Rand Group, Inc.(a)	261,089
8,309	Energen Corp.	394,013
19,150	Ensco PLC, Class A (United Kingdom)	1,104,572
15,604	EOG Resources, Inc.	1,890,581
9,799	EQT Corp.	736,101
23,815	EXCO Resources, Inc.(b)	172,897
15,015	Exterran Holdings, Inc.(a)	396,696
580,666	Exxon Mobil Corp.	51,673,467
10,405	FMC Technologies, Inc.(a)	564,991
47,106	Forest Oil Corp.(a)	197,374
74,286	Halliburton Co.	3,177,212
15,361	Helix Energy Solutions Group, Inc.(a)	353,917
7,356	Helmerich & Payne, Inc.	431,209
54,789	Hess Corp.	3,954,670
15,721	HollyFrontier Corp.	777,403
31,129	Key Energy Services, Inc.(a)	184,906
30,977	Kinder Morgan, Inc.	1,211,201
160,487	Marathon Oil Corp.	5,243,110
44,636	Marathon Petroleum Corp.	3,497,677
41,108	McDermott International, Inc.(a)	439,033
36,262	Murphy Oil Corp.	2,251,508
68,083	Nabors Industries Ltd. (Bermuda)	1,006,948
37,335	National Oilwell Varco, Inc.	2,434,989
34,345	Newfield Exploration Co.(a)	748,378
32,495	Noble Corp. (Switzerland)	1,218,563
10,273	Noble Energy, Inc.	1,163,828
88,175	Occidental Petroleum Corp.	7,870,501
4,320	Oceaneering International, Inc.	303,134
5,896	Oil States International, Inc.(a)	526,867
18,803	Patterson-UTI Energy, Inc.	396,555
50,173	Peabody Energy Corp.	1,006,470
163,861	Phillips 66	9,987,328
5,359	Pioneer Natural Resources Co.	655,031
13,978	Plains Exploration & Production Co.(a)	631,806
19,443	QEP Resources, Inc.	558,209
4,574	Range Resources Corp.	336,280
14,607	Rowan Cos. PLC, Class A(a)	475,166
48,959	SandRidge Energy, Inc.(a)(b)	251,649
85,402	Schlumberger Ltd.	6,356,471
4,984	SEACOR Holdings, Inc.	359,396

See Notes to Financial Statements.

34

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,413	SM Energy Co.	$269,193
23,510	Southwestern Energy Co.(a)	879,744
75,213	Spectra Energy Corp.	2,371,466
13,955	Superior Energy Services, Inc.(a)	385,018
4,255	Targa Resources Corp.	279,809
8,042	Teekay Corp. (Bahamas)	286,295
24,304	Tesoro Corp.	1,297,834
6,998	Tidewater, Inc.	367,045
19,328	Ultra Petroleum Corp.(a)	413,619
7,894	Unit Corp.(a)	331,785
139,216	Valero Energy Corp.	5,613,189
150,764	Weatherford International Ltd. (Switzerland)(a)	1,928,272
8,146	Western Refining, Inc.	251,793
10,518	Whiting Petroleum Corp.(a)	468,051
45,946	Williams Cos., Inc. (The)	1,751,921
20,293	World Fuel Services Corp.	822,881
81,738	WPX Energy, Inc.(a)	1,277,565
		215,889,569
	Financials—21.3%
39,620	ACE Ltd.	3,531,727
2,183	Affiliated Managers Group, Inc.(a)	339,849
57,121	Aflac, Inc.	3,109,667
5,559	Alexandria Real Estate Equities, Inc. REIT	404,528
812	Alleghany Corp.(a)	319,717
4,984	Allied World Assurance Co. Holdings AG (Switzerland)	452,597
82,301	Allstate Corp. (The)	4,054,147
13,174	Alterra Capital Holdings Ltd. (Bermuda)	428,814
4,669	American Campus Communities, Inc. REIT	208,424
17,109	American Capital Agency Corp. REIT	569,901
84,136	American Express Co.	5,755,744
15,157	American Financial Group, Inc.	731,628
309,605	American International Group, Inc.(a)	12,823,839
6,944	American Tower Corp. REIT	583,227
21,751	Ameriprise Financial, Inc.	1,621,102
184,998	Annaly Capital Management, Inc. REIT	2,948,868
32,956	Anworth Mortgage Asset Corp. REIT	207,952
23,911	Aon PLC (United Kingdom)	1,443,029
16,796	Apartment Investment & Management Co., Class A REIT	522,524
13,956	Arch Capital Group Ltd.(a)	740,505
11,067	Arthur J. Gallagher & Co.	469,794
11,460	Aspen Insurance Holdings Ltd. (Bermuda)	437,657
29,702	Associated Banc-Corp.	423,848
23,284	Assurant, Inc.	1,106,921
16,748	Assured Guaranty Ltd. (Bermuda)	345,511
24,174	Astoria Financial Corp.	231,829
6,269	AvalonBay Communities, Inc. REIT	834,028
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
16,111	Axis Capital Holdings Ltd. (Bermuda)	$719,034
14,775	BancorpSouth, Inc.	236,400
3,067,336	Bank of America Corp.	37,758,906
5,919	Bank of Hawaii Corp.	282,277
165,124	Bank of New York Mellon Corp. (The)	4,659,799
113,713	BB&T Corp.	3,498,949
189,376	Berkshire Hathaway, Inc., Class B(a)	20,134,456
15,614	BioMed Realty Trust, Inc. REIT	351,471
10,131	BlackRock, Inc.	2,699,912
11,466	Boston Properties, Inc. REIT	1,254,724
25,397	Brandywine Realty Trust REIT	379,177
6,102	BRE Properties, Inc. REIT	308,029
8,060	Brown & Brown, Inc.	249,779
5,767	Camden Property Trust REIT	417,185
81,893	Capital One Financial Corp.	4,731,778
45,052	CapitalSource, Inc.	403,215
21,857	Capitol Federal Financial, Inc.	258,787
19,439	Capstead Mortgage Corp. REIT	258,150
15,704	CBL & Associates Properties, Inc. REIT	379,095
19,230	CBRE Group, Inc., Class A(a)	465,751
98,801	Charles Schwab Corp. (The)	1,675,665
145,425	Chimera Investment Corp. REIT	479,903
35,368	Chubb Corp. (The)	3,114,860
19,710	Cincinnati Financial Corp.	964,016
23,150	CIT Group, Inc.(a)	984,107
619,509	Citigroup, Inc.	28,906,290
5,166	City National Corp.	295,650
35,949	CME Group, Inc.	2,187,856
72,017	CNO Financial Group, Inc.	815,232
11,872	Colonial Properties Trust REIT	275,549
31,741	Comerica, Inc.	1,150,611
10,106	Commerce Bancshares, Inc.	405,352
18,484	CommonWealth REIT	412,748
9,804	Corporate Office Properties Trust REIT	284,218
8,264	Corrections Corp. of America REIT	299,157
6,917	Cullen/Frost Bankers, Inc.(b)	417,856
16,981	CYS Investments, Inc. REIT	211,074
30,341	DCT Industrial Trust, Inc. REIT	237,570
21,398	DDR Corp. REIT	392,439
25,750	DiamondRock Hospitality Co. REIT	256,985
6,373	Digital Realty Trust, Inc. REIT	449,424
45,009	Discover Financial Services	1,968,694
10,902	Douglas Emmett, Inc. REIT	285,305
33,885	Duke Realty Corp. REIT	597,731
58,989	E*TRADE Financial Corp.(a)	606,997
11,234	East West Bancorp, Inc.	273,323
5,498	Eaton Vance Corp.	219,260
8,002	Endurance Specialty Holdings Ltd. (Bermuda)	391,858
4,913	EPR Properties REIT	277,781
23,602	Equity Residential REIT	1,370,332

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,966	Erie Indemnity Co., Class A	$236,005
2,107	Essex Property Trust, Inc. REIT	330,904
6,768	Everest Re Group Ltd.	913,612
18,648	F.N.B. Corp.	212,401
3,668	Federal Realty Investment Trust REIT	429,193
16,320	Federated Investors, Inc., Class B(b)	374,707
31,861	Fidelity National Financial, Inc., Class A	855,468
142,526	Fifth Third Bancorp	2,427,218
15,346	First American Financial Corp.	410,812
41,093	First Horizon National Corp.	427,367
63,385	First Niagara Financial Group, Inc.	602,791
6,961	First Republic Bank	264,379
18,598	FirstMerit Corp.	318,584
8,457	Franklin Resources, Inc.	1,307,960
28,795	Fulton Financial Corp.	318,473
34,892	General Growth Properties, Inc. REIT	792,746
213,478	Genworth Financial, Inc., Class A(a)	2,141,184
5,733	Geo Group, Inc. (The) REIT	214,701
66,862	Goldman Sachs Group, Inc. (The)	9,766,532
8,781	Hancock Holding Co.	239,458
9,170	Hanover Insurance Group, Inc. (The)	462,443
161,087	Hartford Financial Services Group, Inc. (The)	4,524,934
11,749	Hatteras Financial Corp. REIT	321,100
12,108	HCC Insurance Holdings, Inc.	515,801
26,580	HCP, Inc. REIT	1,416,714
12,755	Health Care REIT, Inc. REIT	956,242
7,565	Healthcare Realty Trust, Inc. REIT	227,101
7,810	Highwoods Properties, Inc. REIT	320,444
4,296	Home Properties, Inc. REIT	276,920
23,749	Hospitality Properties Trust REIT	698,458
63,849	Host Hotels & Resorts, Inc. REIT	1,166,521
92,860	Hudson City Bancorp, Inc.	771,667
134,062	Huntington Bancshares, Inc.	961,225
21,387	Interactive Brokers Group, Inc., Class A	322,088
2,973	IntercontinentalExchange, Inc.(a)	484,391
42,617	Invesco Ltd.(c)	1,352,664
10,090	Invesco Mortgage Capital, Inc. REIT(d)	215,926
33,925	iStar Financial, Inc. REIT(a)	396,244
22,351	Janus Capital Group, Inc.	199,371
3,290	Jones Lang LaSalle, Inc.	325,776
623,220	JPMorgan Chase & Co.	30,544,012
10,829	Kemper Corp.	345,012
174,752	KeyCorp	1,742,277
4,297	Kilroy Realty Corp. REIT	243,167
34,746	Kimco Realty Corp. REIT	826,260
8,113	LaSalle Hotel Properties REIT	210,370
23,412	Legg Mason, Inc.	745,906
16,461	Leucadia National Corp.	508,480
23,942	Lexington Realty Trust REIT	306,697
14,162	Liberty Property Trust REIT	608,824
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
61,293	Lincoln National Corp.	$2,084,575
50,890	Loews Corp.	2,273,256
13,213	M&T Bank Corp.	1,323,943
8,995	Macerich Co. (The) REIT	630,100
15,924	Mack-Cali Realty Corp. REIT	442,210
1,030	Markel Corp.(a)(b)	552,338
48,087	Marsh & McLennan Cos., Inc.	1,827,787
26,582	McGraw-Hill Cos., Inc. (The)	1,438,352
6,062	Mercury General Corp.	277,094
182,743	MetLife, Inc.	7,125,150
44,938	MFA Financial, Inc. REIT	416,575
2,990	Mid-America Apartment Communities, Inc. REIT	205,503
9,679	Moody's Corp.	588,967
248,981	Morgan Stanley	5,514,929
12,658	MSCI, Inc., Class A(a)	431,638
19,857	NASDAQ OMX Group, Inc. (The)	585,384
7,444	National Retail Properties, Inc. REIT(b)	295,378
82,193	New York Community Bancorp, Inc.	1,113,715
25,555	Northern Trust Corp.	1,377,926
34,893	NYSE Euronext	1,354,197
48,982	Old Republic International Corp.	661,257
10,076	PartnerRe Ltd.	950,570
56,493	People's United Financial, Inc.(b)	743,448
29,289	PHH Corp.(a)	617,412
26,570	Piedmont Office Realty Trust, Inc., Class A REIT	545,216
4,315	Platinum Underwriters Holdings Ltd. (Bermuda)	244,876
13,811	Plum Creek Timber Co., Inc. REIT	711,819
77,946	PNC Financial Services Group, Inc.	5,290,974
23,202	Popular, Inc.(a)	661,025
9,344	Primerica, Inc.	317,322
48,766	Principal Financial Group, Inc.	1,760,453
4,677	ProAssurance Corp.	229,126
81,038	Progressive Corp. (The)	2,049,451
33,442	Prologis, Inc. REIT	1,402,892
20,064	Protective Life Corp.	763,636
99,866	Prudential Financial, Inc.	6,033,904
6,676	Public Storage REIT	1,101,540
8,766	Raymond James Financial, Inc.	363,088
8,629	Rayonier, Inc. REIT	512,735
7,214	Realty Income Corp. REIT	367,698
10,035	Redwood Trust, Inc. REIT	228,999
7,339	Regency Centers Corp. REIT	412,892
303,611	Regions Financial Corp.	2,577,657
15,174	Reinsurance Group of America, Inc.	949,134
5,135	RenaissanceRe Holdings Ltd. (Bermuda)	482,125
9,569	RLJ Lodging Trust REIT	220,470
6,996	SEI Investments Co.	200,505
9,173	Selective Insurance Group, Inc.	214,923

See Notes to Financial Statements.

36

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,618	Senior Housing Properties Trust REIT	$358,730
2,671	Signature Bank(a)	191,270
12,072	Simon Property Group, Inc. REIT	2,149,661
7,221	SL Green Realty Corp. REIT	654,945
53,855	SLM Corp.	1,112,106
9,929	StanCorp Financial Group, Inc.	428,734
7,272	Starwood Property Trust, Inc. REIT	199,907
48,152	State Street Corp.	2,815,447
112,087	SunTrust Banks, Inc.	3,278,545
22,270	Susquehanna Bancshares, Inc.	259,891
3,634	SVB Financial Group(a)	258,414
27,147	Symetra Financial Corp.	370,014
171,535	Synovus Financial Corp.	461,429
12,802	T. Rowe Price Group, Inc.	928,145
2,860	Taubman Centers, Inc. REIT	244,559
26,678	TCF Financial Corp.	388,165
13,882	TD Ameritrade Holding Corp.	276,391
12,777	Torchmark Corp.	793,068
71,911	Travelers Cos., Inc. (The)	6,141,919
210,480	U.S. Bancorp	7,004,774
20,348	UDR, Inc. REIT	500,154
56,878	Unum Group	1,586,327
10,966	Validus Holdings Ltd.	423,397
30,602	Valley National Bancorp(b)	275,112
17,147	Ventas, Inc. REIT	1,365,416
16,340	Vornado Realty Trust REIT	1,430,730
14,178	W.R. Berkley Corp.	615,609
5,310	Waddell & Reed Financial, Inc., Class A	227,640
7,843	Washington REIT	223,996
15,720	Washington Federal, Inc.	269,912
10,541	Webster Financial Corp.	246,343
11,019	Weingarten Realty Investors REIT	375,417
660,673	Wells Fargo & Co.	25,092,361
130,901	Weyerhaeuser Co. REIT	3,993,790
725	White Mountains Insurance Group Ltd.	419,275
18,602	Willis Group Holdings PLC (Ireland)	738,127
46,675	XL Group PLC (Ireland)	1,453,460
33,060	Zions Bancorp.	813,937
		377,724,905
	Health Care—10.5%
257,290	Abbott Laboratories	9,499,147
101,233	AbbVie, Inc.	4,661,780
7,861	Actavis, Inc.(a)	831,144
58,642	Aetna, Inc.	3,368,396
21,804	Agilent Technologies, Inc.	903,558
12,255	Alere, Inc.(a)	314,708
8,539	Allergan, Inc.	969,603
72,907	AmerisourceBergen Corp.	3,945,727
37,440	Amgen, Inc.	3,901,622
39,038	Baxter International, Inc.	2,727,585
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
17,565	Becton, Dickinson and Co.	$1,656,379
8,070	Biogen Idec, Inc.(a)	1,766,765
1,708	Bio-Rad Laboratories, Inc., Class A(a)	204,533
52	Bio-Rad Laboratories, Inc., Class B(a)	5,919
267,118	Boston Scientific Corp.(a)	2,000,714
181,741	Bristol-Myers Squibb Co.	7,218,753
7,867	Brookdale Senior Living, Inc.(a)	202,890
4,346	C.R. Bard, Inc.	431,819
107,101	Cardinal Health, Inc.	4,736,006
25,858	CareFusion Corp.(a)	864,692
8,944	Celgene Corp.(a)	1,056,018
7,197	Centene Corp.(a)	332,501
4,365	Cerner Corp.(a)	422,401
29,821	Cigna Corp.	1,973,256
28,447	Community Health Systems, Inc.	1,296,330
4,774	Covance, Inc.(a)	355,949
28,112	Coventry Health Care, Inc.	1,392,950
33,140	Covidien PLC (Ireland)	2,115,658
7,368	DaVita HealthCare Partners, Inc.(a)	874,213
8,475	DENTSPLY International, Inc.	358,916
3,200	Edwards Lifesciences Corp.(a)	204,128
108,997	Eli Lilly & Co.	6,036,254
12,583	Endo Health Solutions, Inc.(a)	461,041
43,482	Express Scripts Holding Co.(a)	2,581,526
28,619	Forest Laboratories, Inc.(a)	1,070,637
45,986	Gilead Sciences, Inc.(a)	2,328,731
75,261	HCA Holdings, Inc.	3,002,161
96,948	Health Management Associates, Inc., Class A(a)	1,113,933
37,588	Health Net, Inc.(a)	1,105,087
9,385	HealthSouth Corp.(a)	258,088
8,413	Henry Schein, Inc.(a)	760,535
6,053	Hill-Rom Holdings, Inc.	206,226
22,016	Hologic, Inc.(a)	448,466
23,208	Hospira, Inc.(a)	768,649
32,399	Humana, Inc.	2,401,090
837	Intuitive Surgical, Inc.(a)	412,047
248,674	Johnson & Johnson	21,194,485
37,171	Kindred Healthcare, Inc.(a)	389,924
9,276	Laboratory Corp. of America Holdings(a)	866,007
13,251	Life Technologies Corp.(a)	976,466
9,502	LifePoint Hospitals, Inc.(a)	456,096
5,433	Magellan Health Services, Inc.(a)	277,952
52,835	McKesson Corp.	5,591,000
3,151	MEDNAX, Inc.(a)	279,588
95,139	Medtronic, Inc.	4,441,089
308,687	Merck & Co., Inc.	14,508,289
1,150	Mettler-Toledo International, Inc.(a)	240,304
22,855	Mylan, Inc.(a)	665,309
17,373	Omnicare, Inc.	760,416
14,630	Owens & Minor, Inc.	476,499

See Notes to Financial Statements.

37

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,678	Patterson Cos., Inc.	$291,380
7,598	PerkinElmer, Inc.	232,879
2,406	Perrigo Co.	287,300
867,113	Pfizer, Inc.	25,206,975
17,456	Quest Diagnostics, Inc.	983,296
6,148	ResMed, Inc.(b)	295,227
21,614	St. Jude Medical, Inc.	890,929
5,951	STERIS Corp.	247,502
17,943	Stryker Corp.	1,176,702
3,907	Teleflex, Inc.	305,254
20,984	Tenet Healthcare Corp.(a)	951,834
32,677	Thermo Fisher Scientific, Inc.	2,636,380
141,744	UnitedHealth Group, Inc.	8,494,718
24,974	Universal American Corp.	213,528
8,835	Universal Health Services, Inc., Class B	588,323
5,434	Varian Medical Systems, Inc.(a)	353,971
9,697	VCA Antech, Inc.(a)	233,698
70,635	Warner Chilcott PLC, Class A (Ireland)	1,015,731
3,500	Waters Corp.(a)	323,400
8,295	WellCare Health Plans, Inc.(a)	483,681
87,125	WellPoint, Inc.	6,353,155
11,823	Zimmer Holdings, Inc.	903,868
		187,141,686
	Industrials—10.4%
56,171	3M Co.	5,881,665
11,021	ABM Industries, Inc.	248,524
2,987	Acuity Brands, Inc.	217,932
20,722	ADT Corp. (The)	904,308
19,140	AECOM Technology Corp.(a)	556,400
15,258	AerCap Holdings NV (Netherlands)(a)	242,144
16,082	AGCO Corp.	856,367
19,890	Aircastle Ltd. (Bermuda)	277,664
8,784	Alaska Air Group, Inc.(a)	541,446
6,274	Alliant Techsystems, Inc.	466,535
9,423	AMETEK, Inc.	383,610
5,372	Armstrong World Industries, Inc.(a)	274,187
17,410	Avery Dennison Corp.	721,645
41,161	Avis Budget Group, Inc.(a)	1,187,083
11,910	Babcock & Wilcox Co. (The)	323,952
7,243	BE Aerospace, Inc.(a)	454,426
73,361	Boeing Co. (The)	6,705,929
8,089	Briggs & Stratton Corp.	181,922
9,806	Brink's Co. (The)	259,957
14,436	C.H. Robinson Worldwide, Inc.	857,354
4,581	Carlisle Cos., Inc.	297,169
62,763	Caterpillar, Inc.	5,314,143
6,337	Chicago Bridge & Iron Co. NV (Netherlands)	340,867
10,615	Cintas Corp.	476,295
4,874	CNH Global NV (Netherlands)(b)	200,468
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,800	Con-way, Inc.	$331,240
1,910	Copa Holdings SA, Class A (Panama)	239,858
11,136	Covanta Holding Corp.	222,720
4,493	Crane Co.	241,858
103,056	CSX Corp.	2,534,147
12,866	Cummins, Inc.	1,368,814
6,683	Curtiss-Wright Corp.	219,470
29,783	Danaher Corp.	1,814,976
32,783	Deere & Co.	2,927,522
40,412	Delta Air Lines, Inc.(a)	692,662
6,098	Deluxe Corp.	232,578
6,955	Donaldson Co., Inc.	253,023
15,882	Dover Corp.	1,095,540
167,509	DryShips, Inc. (Greece)(a)(b)	311,567
3,708	Dun & Bradstreet Corp. (The)(b)	327,973
31,452	Eaton Corp. PLC (Ireland)	1,931,467
8,905	EMCOR Group, Inc.	333,047
72,141	Emerson Electric Co.	4,004,547
5,168	EnerSys(a)	236,901
6,886	Equifax, Inc.	421,423
4,034	Esterline Technologies Corp.(a)	302,711
50,084	Exelis, Inc.	559,438
15,128	Expeditors International of Washington, Inc.	543,549
8,861	Fastenal Co.	434,632
33,210	FedEx Corp.	3,122,072
3,439	Flowserve Corp.	543,775
22,985	Fluor Corp.	1,309,685
12,869	Fortune Brands Home & Security, Inc.(a)	468,303
19,881	Foster Wheeler AG (Switzerland)(a)	419,489
7,150	FTI Consulting, Inc.(a)	236,808
3,440	Gardner Denver, Inc.	258,310
5,563	GATX Corp.	283,435
15,505	General Cable Corp.(a)	534,612
55,039	General Dynamics Corp.	4,070,684
1,443,787	General Electric Co.	32,182,012
32,637	GrafTech International Ltd.(a)(b)	234,334
18,470	Harsco Corp.	403,200
60,263	Hertz Global Holdings, Inc.(a)	1,451,133
62,348	Honeywell International, Inc.	4,585,072
280	Hubbell, Inc., Class A	23,842
4,017	Hubbell, Inc., Class B	385,471
11,501	Huntington Ingalls Industries, Inc.	608,403
5,796	IDEX Corp.	301,566
1,983	IHS, Inc., Class A(a)	193,204
42,320	Illinois Tool Works, Inc.	2,732,179
29,446	Ingersoll-Rand PLC (Ireland)	1,584,195
12,229	Iron Mountain, Inc.	462,990
29,734	ITT Corp.	820,658
4,590	J.B. Hunt Transport Services, Inc.	326,211
20,623	Jacobs Engineering Group, Inc.(a)	1,041,049

See Notes to Financial Statements.

38

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
79,294	JetBlue Airways Corp.(a)(b)	$546,336
8,579	Joy Global, Inc.	484,885
4,957	Kansas City Southern	540,660
24,232	KBR, Inc.	728,899
11,785	Kelly Services, Inc., Class A	200,581
7,941	Kennametal, Inc.	317,561
3,075	Kirby Corp.(a)	230,287
22,221	L-3 Communications Holdings, Inc.	1,805,456
3,853	Lennox International, Inc.	238,886
4,287	Lincoln Electric Holdings, Inc.	226,182
50,958	Lockheed Martin Corp.	5,049,428
15,336	Manitowoc Co., Inc. (The)	287,703
21,414	Manpowergroup, Inc.	1,138,368
45,320	Masco Corp.	881,021
9,607	Matson, Inc.	226,149
60,978	Meritor, Inc.(a)	353,672
87	Moog, Inc., Class B(a)	3,989
4,815	Moog, Inc., Class A(a)	222,501
6,616	MRC Global, Inc.(a)	198,149
2,627	MSC Industrial Direct Co., Inc., Class A	207,008
36,365	Navistar International Corp.(a)	1,204,409
10,116	Nielsen Holdings NV (Netherlands)	350,216
35,529	Norfolk Southern Corp.	2,750,655
53,662	Northrop Grumman Corp.	4,064,360
6,186	Old Dominion Freight Line, Inc.(a)	238,161
14,157	Oshkosh Corp.(a)	555,804
17,438	Owens Corning(a)	733,442
38,432	PACCAR, Inc.	1,913,145
5,927	Pall Corp.	395,390
14,581	Parker Hannifin Corp.	1,291,439
8,523	Pentair Ltd. (Switzerland)	463,225
76,211	Pitney Bowes, Inc.(b)	1,041,804
6,468	Precision Castparts Corp.	1,237,264
9,145	Quad/Graphics, Inc.(b)	191,131
17,183	Quanta Services, Inc.(a)	472,189
113,268	R.R. Donnelley & Sons Co.(b)	1,394,329
54,617	Raytheon Co.	3,352,391
3,193	Regal-Beloit Corp.	251,034
28,020	Republic Airways Holdings, Inc.(a)	313,544
39,323	Republic Services, Inc.	1,340,128
10,383	Robert Half International, Inc.	340,770
8,970	Rockwell Automation, Inc.	760,477
12,151	Rockwell Collins, Inc.	764,541
3,889	Roper Industries, Inc.	465,319
12,443	Ryder System, Inc.	722,565
23,386	SkyWest, Inc.	334,654
4,961	Snap-On, Inc.	427,638
25,993	Southwest Airlines Co.	356,104
25,479	Spirit Aerosystems Holdings, Inc., Class A(a)	509,325
6,862	SPX Corp.	511,288
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
14,585	Stanley Black & Decker, Inc.	$1,091,104
16,770	Steelcase, Inc., Class A	212,979
2,810	Stericycle, Inc.(a)	304,379
3,184	Teledyne Technologies, Inc.(a)	238,991
18,417	Terex Corp.(a)	526,726
40,361	Textron, Inc.	1,039,296
8,297	Timken Co. (The)	436,173
3,833	Towers Watson & Co., Class A	279,502
2,638	TransDigm Group, Inc.	387,258
7,621	Trinity Industries, Inc.	321,682
3,699	Triumph Group, Inc.	295,550
17,159	Tutor Perini Corp.(a)	282,094
89,030	Tyco International Ltd. (Switzerland)	2,859,644
30,164	Union Pacific Corp.	4,463,065
20,916	United Continental Holdings, Inc.(a)	675,587
62,367	United Parcel Service, Inc., Class B	5,353,583
7,571	United Rentals, Inc.(a)	398,310
8,276	United Stationers, Inc.	268,722
86,165	United Technologies Corp.	7,866,003
17,688	URS Corp.	776,857
58,737	US Airways Group, Inc.(a)(b)	992,655
17,547	UTi Worldwide, Inc. (British Virgin Islands)	257,765
3,351	W.W. Grainger, Inc.	825,921
3,110	WABCO Holdings, Inc.(a)	224,635
6,579	Waste Connections, Inc.	249,673
68,726	Waste Management, Inc.	2,816,392
8,884	Werner Enterprises, Inc.	203,977
5,483	WESCO International, Inc.(a)	393,076
13,515	Xylem, Inc.	375,041
		185,387,449
	Information Technology—10.9%
34,005	Accenture PLC, Class A (Ireland)	2,769,367
31,400	Activision Blizzard, Inc.	469,430
27,018	Adobe Systems, Inc.(a)	1,217,971
187,852	Advanced Micro Devices, Inc.(a)(b)	529,743
8,665	Akamai Technologies, Inc.(a)	380,480
2,317	Alliance Data Systems Corp.(a)	397,991
13,533	Altera Corp.	433,191
16,231	Amdocs Ltd. (Guernsey)	579,447
52,445	Amkor Technology, Inc.(a)(b)	221,842
6,413	Amphenol Corp., Class A	484,310
20,181	Analog Devices, Inc.	887,762
5,060	Anixter International, Inc.	363,004
3,100	ANSYS, Inc.(a)	250,666
19,659	AOL, Inc.(a)	759,624
32,618	Apple, Inc.	14,441,619
132,960	Applied Materials, Inc.	1,929,250
36,791	Arrow Electronics, Inc.(a)	1,443,311
31,946	Atmel Corp.(a)	206,691

See Notes to Financial Statements.

39

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,860	Autodesk, Inc.(a)	$427,667
35,415	Automatic Data Processing, Inc.	2,384,846
9,298	Avago Technologies Ltd., Class A (Singapore)	297,164
45,043	Avnet, Inc.(a)	1,475,158
13,742	Benchmark Electronics, Inc.(a)	245,157
10,824	BMC Software, Inc.(a)	492,276
23,522	Broadcom Corp., Class A	846,792
13,021	Broadridge Financial Solutions, Inc.	327,869
54,447	Brocade Communications Systems, Inc.(a)	316,882
31,833	CA, Inc.	858,536
6,008	CACI International, Inc., Class A(a)	351,408
6,487	Check Point Software Technologies Ltd. (Israel)(a)	302,424
344,315	Cisco Systems, Inc.	7,203,070
6,219	Citrix Systems, Inc.(a)	386,635
10,108	Cognizant Technology Solutions Corp., Class A(a)	654,998
29,493	Computer Sciences Corp.	1,381,747
19,240	Convergys Corp.	327,465
26,280	CoreLogic, Inc.(a)	716,918
195,735	Corning, Inc.	2,838,157
5,615	Cree, Inc.(a)	317,641
322,755	Dell, Inc.	4,324,917
11,617	Diebold, Inc.	340,262
2,976	DST Systems, Inc.	205,790
46,567	eBay, Inc.(a)	2,439,645
5,257	EchoStar Corp., Class A(a)	206,442
21,925	Electronic Arts, Inc.(a)	386,099
151,047	EMC Corp.(a)	3,387,984
1,547	Equinix, Inc.(a)	331,213
10,231	Facebook, Inc., Class A(a)	284,013
19,144	Fairchild Semiconductor International, Inc.(a)	246,958
20,881	Fidelity National Information Services, Inc.	878,046
15,825	First Solar, Inc.(a)(b)	736,812
10,787	Fiserv, Inc.(a)	982,804
308,100	Flextronics International Ltd. (Singapore)(a)	2,202,915
7,633	FLIR Systems, Inc.	185,558
4,179	Global Payments, Inc.	193,906
9,342	Google, Inc., Class A(a)	7,703,133
15,204	Harris Corp.	702,425
594,652	Hewlett-Packard Co.	12,249,831
115,253	Ingram Micro, Inc., Class A(a)	2,052,656
16,400	Insight Enterprises, Inc.(a)	297,168
650,229	Intel Corp.	15,572,985
74,816	International Business Machines Corp.	15,153,233
10,289	Intuit, Inc.	613,636
6,216	Itron, Inc.(a)	246,464
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
40,647	Jabil Circuit, Inc.	$723,517
49,166	Juniper Networks, Inc.(a)	813,697
10,765	KLA-Tencor Corp.	584,001
11,859	Lam Research Corp.(a)	548,123
12,049	Lender Processing Services, Inc.	334,239
18,273	Lexmark International, Inc., Class A(b)	553,855
13,735	Linear Technology Corp.	501,327
40,999	LSI Corp.(a)	268,133
61,759	Marvell Technology Group Ltd. (Bermuda)	664,527
2,228	MasterCard, Inc., Class A	1,231,928
23,375	Maxim Integrated Products, Inc.	722,989
62,430	MEMC Electronic Materials, Inc.(a)	337,122
18,198	Microchip Technology, Inc.	662,771
204,282	Micron Technology, Inc.(a)	1,924,336
611,725	Microsoft Corp.	20,248,098
8,140	Molex, Inc.	224,420
9,160	Molex, Inc., Class A	213,520
23,157	Motorola Solutions, Inc.	1,324,580
15,623	NCR Corp.(a)	426,039
23,601	NetApp, Inc.(a)	823,439
13,766	Nuance Communications, Inc.(a)	262,105
52,049	NVIDIA Corp.	716,715
7,484	NXP Semiconductor NV (Netherlands)(a)	206,184
46,868	ON Semiconductor Corp.(a)	368,382
181,216	Oracle Corp.	5,940,260
29,886	Paychex, Inc.	1,088,149
24,682	Polycom, Inc.(a)	259,161
73,327	QUALCOMM, Inc.	4,518,410
4,091	Red Hat, Inc.(a)	196,082
11,867	Rovi Corp.(a)	277,569
68,989	SAIC, Inc.	1,030,696
5,828	Salesforce.com, Inc.(a)	239,589
21,119	SanDisk Corp.(a)	1,107,480
47,514	Sanmina Corp.(a)	599,627
34,556	Seagate Technology PLC (Ireland)	1,268,205
11,589	Skyworks Solutions, Inc.(a)	255,769
55,772	Symantec Corp.(a)	1,355,260
11,052	SYNNEX Corp.(a)	382,399
9,635	Synopsys, Inc.(a)	342,717
46,244	TE Connectivity Ltd. (Switzerland)	2,013,926
27,275	Tech Data Corp.(a)	1,274,561
6,283	Teradata Corp.(a)	320,873
15,287	Teradyne, Inc.(a)	251,318
89,027	Texas Instruments, Inc.	3,223,668
19,375	Total System Services, Inc.	457,638
8,700	Trimble Navigation Ltd.(a)	250,038
18,473	Unisys Corp.(a)	353,388
15,696	Visa, Inc., Class A	2,644,148
28,620	Vishay Intertechnology, Inc.(a)	401,825
27,470	Western Digital Corp.	1,518,542
54,592	Western Union Co.	808,508

See Notes to Financial Statements.

40

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
282,212	Xerox Corp.	$2,421,379
17,497	Xilinx, Inc.	663,311
75,140	Yahoo!, Inc.(a)	1,858,212
		193,850,159
	Materials—3.7%
21,623	Air Products & Chemicals, Inc.	1,880,336
4,108	Airgas, Inc.	397,038
99,528	AK Steel Holding Corp.(b)	333,419
5,909	Albemarle Corp.	361,926
351,057	Alcoa, Inc.	2,983,985
19,848	Allegheny Technologies, Inc.	535,499
5,366	AptarGroup, Inc.	301,033
9,278	Ashland, Inc.	790,578
15,246	Ball Corp.	672,654
14,393	Bemis Co., Inc.	566,365
8,956	Cabot Corp.	336,387
12,618	Celanese Corp., Series A	623,455
4,091	CF Industries Holdings, Inc.	763,012
14,680	Chemtura Corp.(a)	312,097
35,766	Cliffs Natural Resources, Inc.(b)	763,246
13,306	Coeur d'Alene Mines Corp.(a)	202,783
29,862	Commercial Metals Co.	436,582
2,850	Compass Minerals International, Inc.	246,639
17,634	Crown Holdings, Inc.(a)	752,619
4,302	Cytec Industries, Inc.	313,444
8,260	Domtar Corp.	574,153
198,285	Dow Chemical Co. (The)	6,723,844
105,080	E.I. du Pont de Nemours & Co.	5,727,911
11,653	Eastman Chemical Co.	776,672
12,607	Ecolab, Inc.	1,066,804
6,766	FMC Corp.	410,696
150,247	Freeport-McMoRan Copper & Gold, Inc.	4,572,016
26,951	Graphic Packaging Holding Co.(a)	202,672
4,145	Greif, Inc., Class A	199,665
1,147	Greif, Inc., Class B	59,403
32,278	Huntsman Corp.	608,763
5,558	International Flavors & Fragrances, Inc.	429,022
61,180	International Paper Co.	2,874,236
45,018	LyondellBasell Industries NV, Class A (Netherlands)	2,732,593
3,792	Martin Marietta Materials, Inc.	382,954
25,105	MeadWestvaco Corp.	865,620
26,142	Monsanto Co.	2,792,488
24,991	Mosaic Co. (The)	1,539,196
59,504	Newmont Mining Corp.	1,927,930
54,793	Nucor Corp.	2,390,071
11,642	Olin Corp.	281,387
8,557	OM Group, Inc.(a)	209,390
34,912	Owens-Illinois, Inc.(a)	917,487
9,167	Packaging Corp. of America	435,983
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,787	PPG Industries, Inc.	$1,881,479
19,676	Praxair, Inc.	2,248,967
9,503	Reliance Steel & Aluminum Co.	618,360
35,620	Resolute Forest Products(a)	521,121
5,523	Rock-Tenn Co., Class A	553,073
7,012	Rockwood Holdings, Inc.	455,009
15,541	RPM International, Inc.	503,528
8,156	Schnitzer Steel Industries, Inc., Class A	200,067
6,073	Scotts Miracle-Gro Co. (The), Class A	275,411
29,585	Sealed Air Corp.	654,420
6,013	Sensient Technologies Corp.	236,612
4,473	Sherwin-Williams Co. (The)	819,051
6,340	Sigma-Aldrich Corp.	498,895
15,868	Sonoco Products Co.	556,015
18,249	Southern Copper Corp.	608,239
41,647	Steel Dynamics, Inc.	626,371
61,173	United States Steel Corp.(b)	1,088,879
6,478	Valspar Corp. (The)	413,426
14,391	Vulcan Materials Co.	717,823
4,282	W.R. Grace & Co.(a)	330,185
10,855	Walter Energy, Inc.	194,522
		66,275,506
	Telecommunication Services—4.5%
995,956	AT&T, Inc.	37,308,512
92,483	CenturyLink, Inc.	3,474,586
71,947	Cincinnati Bell, Inc.(a)	253,254
8,011	Crown Castle International Corp.(a)	616,847
354,357	Frontier Communications Corp.(b)	1,474,125
44,777	Leap Wireless International, Inc.(a)(b)	256,124
23,716	Level 3 Communications, Inc.(a)	477,403
189,362	NII Holdings, Inc.(a)(b)	1,647,449
668,859	Sprint Nextel Corp.(a)	4,715,456
29,923	Telephone & Data Systems, Inc.	671,472
62,986	T-Mobile US, Inc.(a)	745,754
10,474	tw telecom, inc.(a)	283,636
508,121	Verizon Communications, Inc.	27,392,803
160,101	Windstream Corp.(b)	1,364,061
		80,681,482
	Utilities—5.4%
194,494	AES Corp. (The)	2,695,687
15,487	AGL Resources, Inc.	679,105
4,933	ALLETE, Inc.	253,310
16,234	Alliant Energy Corp.	868,681
58,271	Ameren Corp.	2,112,324
78,215	American Electric Power Co., Inc.	4,022,597
19,183	American Water Works Co., Inc.	803,384
8,384	Aqua America, Inc.	266,024
18,237	Atmos Energy Corp.	809,176
10,611	Avista Corp.	297,639
6,389	Black Hills Corp.	299,580

See Notes to Financial Statements.

41

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
55,403	Calpine Corp.(a)	$1,203,907
71,928	CenterPoint Energy, Inc.	1,775,183
6,615	Cleco Corp.	327,575
34,580	CMS Energy Corp.	1,035,325
49,051	Consolidated Edison, Inc.	3,122,096
69,454	Dominion Resources, Inc.	4,283,923
27,763	DTE Energy Co.	2,023,367
71,257	Duke Energy Corp.	5,358,526
54,385	Edison International	2,925,913
44,293	Entergy Corp.	3,154,990
176,782	Exelon Corp.	6,631,093
88,314	FirstEnergy Corp.	4,115,432
26,556	Great Plains Energy, Inc.	640,796
17,375	Hawaiian Electric Industries, Inc.	491,712
6,431	IDACORP, Inc.	316,470
17,221	Integrys Energy Group, Inc.	1,060,125
2,921	ITC Holdings Corp.	269,375
29,621	MDU Resources Group, Inc.	739,044
7,907	National Fuel Gas Co.	495,927
6,468	New Jersey Resources Corp.	305,290
53,624	NextEra Energy, Inc.	4,398,777
48,113	NiSource, Inc.	1,478,512
24,158	Northeast Utilities	1,095,082
4,391	Northwest Natural Gas Co.	195,268
6,044	NorthWestern Corp.	260,013
75,188	NRG Energy, Inc.	2,095,490
35,433	NV Energy, Inc.	766,416
12,146	OGE Energy Corp.	879,735
27,880	ONEOK, Inc.	1,431,917
59,213	Pepco Holdings, Inc.	1,338,214
76,321	PG&E Corp.	3,696,989
9,382	Piedmont Natural Gas Co., Inc.	323,022
17,188	Pinnacle West Capital Corp.	1,046,749
14,585	PNM Resources, Inc.	350,186
13,234	Portland General Electric Co.	426,797
83,045	PPL Corp.	2,772,042
94,017	Public Service Enterprise Group, Inc.	3,441,962
21,335	Questar Corp.	541,696
19,082	SCANA Corp.	1,034,244
27,440	Sempra Energy	2,273,404
115,848	Southern Co. (The)	5,587,349
7,070	Southwest Gas Corp.	358,237
42,458	TECO Energy, Inc.	812,222
19,027	UGI Corp.	779,726
5,904	UIL Holdings Corp.	245,843
5,846	UNS Energy Corp.	297,912
14,147	Vectren Corp.	531,362
19,394	Westar Energy, Inc.	678,014
8,814	WGL Holdings, Inc.	407,383
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
21,325	Wisconsin Energy Corp.	$958,346
76,931	Xcel Energy, Inc.	2,445,636
		96,332,121
	Total Common Stocks and Other Equity Interests (Cost $1,475,989,322)	1,778,288,822
	Money Market Fund—0.0%
204,698	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $204,698)	204,698
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,476,194,020)—100.0%	1,778,493,520
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—1.3%
22,469,535	Invesco Liquid Assets Portfolio - Institutional Class (Cost $22,469,535)(e)(f)	22,469,535
	Total Investments (Cost $1,498,663,555)—101.3%	1,800,963,055
	Liabilities in excess of other assets—(1.3)%	(22,513,004)
	Net Assets—100.0%	$1,778,450,051

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013.

(c)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated with the Fund. See Note 4.

(e)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(f)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.7%
27,641	1-800-FLOWERS.COM, Inc., Class A(a)	$163,911
32,484	AH Belo Corp., Class A	188,407
14,491	Allison Transmission Holdings, Inc.	330,540
21,121	Ambassadors Group, Inc.	70,755
11,256	AMC Networks, Inc., Class A(a)	709,241
73,279	American Apparel, Inc.(a)(b)	141,428
37,422	American Axle & Manufacturing Holdings, Inc.(a)	500,332
51,413	American Greetings Corp., Class A	948,056
3,836	American Public Education, Inc.(a)(b)	128,621
3,505	America's Car-Mart, Inc.(a)	162,176
28,815	Ameristar Casinos, Inc.	760,428
6,041	Arbitron, Inc.	282,054
61,138	Arcos Dorados Holdings, Inc., Class A (British Virgin Islands)(b)	832,700
4,959	Arctic Cat, Inc.(a)	223,105
27,076	Asbury Automotive Group, Inc.(a)	1,085,477
5,476	Ascent Capital Group, Inc., Class A(a)	364,099
12,022	Bally Technologies, Inc.(a)	640,532
9,881	Bassett Furniture Industries, Inc.	138,630
23,425	Beazer Homes USA, Inc.(a)(b)	378,548
41,873	bebe Stores, Inc.	237,001
56,862	Belo Corp., Class A	609,561
16,803	Big 5 Sporting Goods Corp.	282,290
836	Biglari Holdings, Inc.(a)	323,766
8,830	BJ's Restaurants, Inc.(a)	302,869
10,148	Bloomin' Brands, Inc.(a)	220,719
3,796	Blue Nile, Inc.(a)	123,863
22,946	Blyth, Inc.(b)	378,150
22,045	Bob Evans Farms, Inc.	955,430
40,124	Bon-Ton Stores, Inc. (The)(b)	615,502
135,748	Boyd Gaming Corp.(b)	1,628,976
9,900	Bravo Brio Restaurant Group, Inc.(a)	168,300
16,199	Bridgepoint Education, Inc.(a)	174,625
49,354	Brown Shoe Co., Inc.	834,576
15,285	Buckle, Inc. (The)(b)	742,087
4,911	Buffalo Wild Wings, Inc.(a)	441,990
31,970	Build-A-Bear Workshop, Inc.(a)	162,088
40,749	Burger King Worldwide, Inc.(b)	735,112
18,564	Cabela's, Inc.(a)	1,191,809
59,555	Callaway Golf Co.	399,019
7,802	Capella Education Co.(a)	276,347
10,815	Carmike Cinemas, Inc.(a)	189,911
6,555	Carriage Services, Inc.	114,647
39,541	Carrols Restaurant Group, Inc.(a)	187,820
16,283	Carter's, Inc.(a)	1,064,745
16,776	Cato Corp. (The), Class A	402,792
2,739	Cavco Industries, Inc.(a)	124,953
14,281	CEC Entertainment, Inc.	476,557
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
117,207	Central European Media Enterprises Ltd., Class A (Bermuda)(a)(b)	$433,666
24,241	Cheesecake Factory, Inc. (The)	965,277
7,387	Cherokee, Inc.	96,253
52,715	Chico's FAS, Inc.	963,103
16,066	Children's Place Retail Stores, Inc. (The)(a)	785,949
8,466	Choice Hotels International, Inc.	330,682
27,079	Christopher & Banks Corp.(a)	188,199
4,764	Churchill Downs, Inc.	364,255
18,257	Citi Trends, Inc.(a)	214,885
40,125	Clear Channel Outdoor Holdings, Inc., Class A	290,104
14,568	Coinstar, Inc.(a)(b)	769,336
66,457	Coldwater Creek, Inc.(a)(b)	237,251
6,319	Columbia Sportswear Co.(b)	370,293
9,084	Conn's, Inc.(a)	393,428
16,299	Core-Mark Holding Co., Inc.	848,200
355,014	Corinthian Colleges, Inc.(a)(b)	710,028
11,642	Cracker Barrel Old Country Store, Inc.	963,259
35,049	Crocs, Inc.(a)	561,485
6,191	CSS Industries, Inc.	177,434
21,824	CTC Media, Inc.	272,582
47,135	Cumulus Media, Inc., Class A(a)	150,361
21,708	Deckers Outdoor Corp.(a)(b)	1,196,545
7,333	Delta Apparel, Inc.(a)	98,116
55,203	Denny's Corp.(a)	313,001
7,516	Destination Maternity Corp.	178,505
44,926	Destination XL Group, Inc.(a)	223,731
41,312	Digital Generation, Inc.(a)(b)	276,790
8,565	DineEquity, Inc.(a)	610,171
6,428	Dorman Products, Inc.	242,593
49,560	DreamWorks Animation SKG, Inc., Class A(a)(b)	955,517
6,534	Drew Industries, Inc.(a)	235,877
9,428	DSW, Inc., Class A	623,379
17,268	Dunkin' Brands Group, Inc.	670,171
32,108	E.W. Scripps Co. (The), Class A(a)	445,980
117,979	Education Management Corp.(a)(b)	668,941
67,246	Emmis Communications Corp., Class A(a)	102,886
30,830	Entercom Communications Corp., Class A(a)	243,865
47,186	Entravision Communications Corp., Class A(a)	182,138
13,977	Ethan Allen Interiors, Inc.	409,247
48,259	Express, Inc.(a)	878,796
79,853	Federal-Mogul Corp.(a)	597,300
8,443	Fiesta Restaurant Group, Inc.	230,156
37,582	Fifth & Pacific Cos., Inc.(a)	774,941
32,270	Finish Line, Inc. (The), Class A	625,715
3,340	Fisher Communications, Inc.	138,343
6,136	Flexsteel Industries, Inc.	126,340

See Notes to Financial Statements.

43

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,814	Francesca's Holdings Corp.(a)	$166,048
37,170	Fred's, Inc., Class A	528,929
18,781	Fuel Systems Solutions, Inc.(a)	295,050
362,976	Furniture Brands International, Inc.(a)(b)	399,274
15,977	Genesco, Inc.(a)	983,384
10,247	G-III Apparel Group Ltd.(a)	416,643
8,416	Gordmans Stores, Inc.(a)	94,932
6,796	Grand Canyon Education, Inc.(a)	173,774
50,392	Gray Television, Inc.(a)	319,989
55,292	Harte-Hanks, Inc.	438,466
11,044	Haverty Furniture Cos., Inc.	262,626
557	Haverty Furniture Cos., Inc., Class A	13,201
18,709	Helen of Troy Ltd.(a)	652,570
31,756	hhgregg, Inc.(a)(b)	429,024
6,715	Hibbett Sports, Inc.(a)	368,318
31,749	Hillenbrand, Inc.	797,852
9,005	Hooker Furniture Corp.	155,696
32,689	Hot Topic, Inc.	456,012
78,408	Hovnanian Enterprises, Inc., Class A(a)(b)	427,324
12,339	HSN, Inc.	648,785
25,344	Iconix Brand Group, Inc.(a)	726,106
14,743	International Speedway Corp., Class A	484,602
14,084	Interval Leisure Group, Inc.	268,441
9,936	iRobot Corp.(a)	289,038
43,702	Isle of Capri Casinos, Inc.(a)	334,757
27,030	JAKKS Pacific, Inc.	294,897
3,923	Johnson Outdoors, Inc., Class A(a)	92,034
15,775	Jos. A. Bank Clothiers, Inc.(a)(b)	689,052
40,150	Journal Communications, Inc., Class A(a)	273,422
10,882	K12, Inc.(a)(b)	277,165
41,120	KB Home	926,845
89,120	Kingold Jewelry, Inc.(a)(b)	113,182
11,783	Kirkland's, Inc.(a)	142,103
13,565	Krispy Kreme Doughnuts, Inc.(a)	185,298
24,915	La-Z-Boy, Inc.	449,965
21,330	LeapFrog Enterprises, Inc.(a)	190,690
94,815	Lee Enterprises, Inc.(a)	136,534
13,952	Libbey, Inc.(a)	270,250
21,266	Life Time Fitness, Inc.(a)	982,064
10,427	Lifetime Brands, Inc.	140,765
14,178	LIN TV Corp., Class A(a)	174,531
51,754	Lincoln Educational Services Corp.	288,270
27,148	Lions Gate Entertainment Corp. (Canada)(a)(b)	673,542
13,639	Lithia Motors, Inc., Class A	675,403
4,454	Loral Space & Communications, Inc.	274,010
14,412	Luby's, Inc.(a)	98,146
6,359	Lululemon Athletica, Inc.(a)(b)	484,111
4,865	Lumber Liquidators Holdings, Inc.(a)	398,735
7,685	M/I Homes, Inc.(a)	189,051
7,244	Mac-Gray Corp.	93,810
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
14,975	Madison Square Garden Co. (The), Class A(a)	$902,543
15,685	Maidenform Brands, Inc.(a)	282,330
20,120	Marcus Corp.	258,341
20,143	MarineMax, Inc.(a)	233,457
16,293	Marriott Vacations Worldwide Corp.(a)	741,006
14,940	Matthews International Corp., Class A	549,941
3,865	Mattress Firm Holding Corp.(a)(b)	148,107
274,169	McClatchy Co. (The), Class A(a)(b)	633,330
17,205	MDC Holdings, Inc.	646,908
45,949	Media General, Inc., Class A(a)	376,782
33,005	Men's Wearhouse, Inc. (The)	1,105,668
21,708	Meredith Corp.(b)	842,705
13,205	Meritage Homes Corp.(a)	644,272
5,785	Michael Kors Holdings Ltd. (Virgin Islands (BR))(a)	329,398
52,370	Modine Manufacturing Co.(a)	478,662
8,743	Monro Muffler Brake, Inc.(b)	361,610
21,693	Morgans Hotel Group Co.(a)	132,978
3,741	Morningstar, Inc.	246,943
17,697	Motorcar Parts of America, Inc.(a)(b)	105,828
4,969	Movado Group, Inc.	150,263
38,144	MTR Gaming Group, Inc.(a)	131,597
6,981	Multimedia Games Holding Co., Inc.(a)	172,151
12,484	NACCO Industries, Inc., Class A	724,322
34,558	National CineMedia, Inc.	561,222
32,026	New York & Co., Inc.(a)	142,836
6,114	Nexstar Broadcasting Group, Inc., Class A	148,876
33,731	Nutrisystem, Inc.	273,221
48,138	Orbitz Worldwide, Inc.(a)	287,865
37,676	Orient-Express Hotels Ltd., Class A(a)	380,528
9,489	Overstock.com, Inc.(a)(b)	197,371
6,887	Oxford Industries, Inc.	407,228
145,405	Pacific Sunwear of California, Inc.(a)	399,864
7,773	Papa John's International, Inc.(a)	489,699
59,761	Pep Boys - Manny, Moe & Jack (The)(a)	693,228
22,255	Perry Ellis International, Inc.	391,020
27,803	Pier 1 Imports, Inc.	645,308
50,858	Pinnacle Entertainment, Inc.(a)	969,353
15,452	Pool Corp.	757,457
117,520	Quiksilver, Inc.(a)	790,910
69,672	Radio One, Inc., Class D(a)	106,598
23,975	Reading International, Inc., Class A(a)	139,535
20,247	Red Lion Hotels Corp.(a)	132,213
8,224	Red Robin Gourmet Burgers, Inc.(a)	397,795
10,148	Rocky Brands, Inc.(a)	150,190
81,324	Ruby Tuesday, Inc.(a)	783,963
6,428	Rue21, Inc.(a)	205,053
19,251	Ruth's Hospitality Group, Inc.(a)	190,777
14,651	Ryland Group, Inc. (The)	660,174
2,267	Saga Communications, Inc., Class A(a)	104,373

See Notes to Financial Statements.

44

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
27,406	Scholastic Corp.	$752,295
55,665	Scientific Games Corp., Class A(a)	494,305
8,446	Sears Hometown And Outlet Stores, Inc.(a)	376,776
14,683	Select Comfort Corp.(a)	311,573
13,515	SHFL entertainment, Inc.(a)	213,537
10,544	Shoe Carnival, Inc.	219,632
8,526	Shutterfly, Inc.(a)	379,663
32,163	Sinclair Broadcast Group, Inc., Class A	861,968
229,252	Sirius XM Radio, Inc.	745,069
12,382	Six Flags Entertainment Corp.	902,276
32,954	Skechers U.S.A., Inc., Class A(a)	684,784
17,804	Smith & Wesson Holding Corp.(a)(b)	156,319
2,128	SodaStream International Ltd. (Israel)(a)(b)	114,572
37,401	Sonic Corp.(a)	468,635
18,646	Sotheby's	661,560
40,724	Spartan Motors, Inc.	216,652
14,483	Speedway Motorsports, Inc.	261,128
20,688	Stage Stores, Inc.	572,851
11,423	Standard Motor Products, Inc.	350,001
18,973	Standard Pacific Corp.(a)(b)	171,706
27,493	Stein Mart, Inc.	217,470
6,533	Steiner Leisure Ltd.(a)	316,393
5,400	Steinway Musical Instruments, Inc.(a)	134,676
11,397	Steven Madden Ltd.(a)	554,236
40,976	Stewart Enterprises, Inc., Class A	365,096
42,630	Stoneridge, Inc.(a)	322,709
11,455	Strayer Education, Inc.(b)	542,509
3,018	Sturm Ruger & Co., Inc.(b)	154,733
17,083	Superior Industries International, Inc.	313,644
17,020	Systemax, Inc.	155,903
14,506	Tempur-Pedic International, Inc.(a)	703,541
19,109	Texas Roadhouse, Inc.	449,062
21,481	Thor Industries, Inc.	796,730
17,033	Tower International, Inc.(a)	274,061
26,761	Town Sports International Holdings, Inc.(a)	269,483
8,953	TripAdvisor, Inc.(a)	470,749
10,990	True Religion Apparel, Inc.	297,389
28,566	Tuesday Morning Corp.(a)	231,670
8,720	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	764,308
11,282	Under Armour, Inc., Class A(a)	643,977
18,799	Unifi, Inc.(a)	366,581
10,541	Universal Electronics, Inc.(a)	242,232
11,366	Universal Technical Institute, Inc.	134,914
12,821	Vail Resorts, Inc.	773,106
54,705	ValueVision Media, Inc., Class A(a)	235,232
4,664	Vera Bradley, Inc.(a)(b)	106,432
6,693	Vitamin Shoppe, Inc.(a)	328,961
30,981	VOXX International Corp.(a)	295,249
14,656	Weight Watchers International, Inc.	618,044
13,732	West Marine, Inc.(a)	162,450
96,226	Wet Seal, Inc. (The), Class A(a)	313,697
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,667	Weyco Group, Inc.	$112,008
9,724	Winnebago Industries, Inc.(a)	178,144
30,598	WMS Industries, Inc.(a)	776,577
17,999	Wolverine World Wide, Inc.	859,812
38,118	World Wrestling Entertainment, Inc., Class A	349,923
150,262	Zale Corp.(a)	667,163
7,522	Zumiez, Inc.(a)	217,912
		105,432,212
	Consumer Staples—3.6%
34,720	Adecoagro S.A. (Luxembourg)(a)	259,011
150,431	Alliance One International, Inc.(a)	564,116
18,247	B&G Foods, Inc.	563,102
1,001	Boston Beer Co., Inc. (The), Class A(a)(b)	169,489
21,713	Boulder Brands, Inc.(a)(b)	195,634
6,259	Calavo Growers, Inc.	177,505
8,927	Cal-Maine Foods, Inc.	381,004
21,227	Central Garden & Pet Co.(a)	185,736
69,296	Central Garden & Pet Co., Class A(a)	609,805
3,459	Coca-Cola Bottling Co. Consolidated	212,729
51,560	Darling International, Inc.(a)	954,376
21,723	Diamond Foods, Inc.(a)(b)	327,583
75,138	Dole Food Co., Inc.(a)	808,485
13,463	Elizabeth Arden, Inc.(a)	551,310
7,964	Fresh Market, Inc. (The)(a)	325,967
11,231	Hain Celestial Group, Inc. (The)(a)	732,823
35,894	Harbinger Group, Inc.(a)	324,482
12,303	Ingles Markets, Inc., Class A	262,300
4,391	Inter Parfums, Inc.	127,207
4,468	J & J Snack Foods Corp.	335,189
10,332	John B. Sanfilippo & Son, Inc.	216,765
8,004	Lancaster Colony Corp.	631,756
4,833	Medifast, Inc.(a)	126,625
9,824	National Beverage Corp.	144,708
18,755	Nu Skin Enterprises, Inc., Class A	951,441
8,383	Nutraceutical International Corp.	154,834
21,066	Omega Protein Corp.(a)	196,124
62,624	Pilgrim's Pride Corp.(a)	613,089
16,516	Prestige Brands Holdings, Inc.(a)	445,106
4,917	PriceSmart, Inc.	438,744
6,952	Revlon, Inc., Class A(a)	134,521
146,746	Roundy's, Inc.(b)	1,050,701
12,169	Sanderson Farms, Inc.	745,473
156	Seaboard Corp.	428,373
14,478	Seneca Foods Corp., Class A(a)	471,838
2,336	Seneca Foods Corp., Class B(a)	74,682
24,318	Snyders-Lance, Inc.	612,327
44,883	Spartan Stores, Inc.	753,137
13,675	Spectrum Brands Holdings, Inc.	765,800
17,863	Susser Holdings Corp.(a)	949,776

See Notes to Financial Statements.

45

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,604	Tootsie Roll Industries, Inc.(b)	$237,473
2,898	USANA Health Sciences, Inc.(a)(b)	163,505
46,651	Vector Group Ltd.(b)	760,878
6,827	Village Super Market, Inc., Class A	240,310
4,979	WD-40 Co.	268,518
9,025	Weis Markets, Inc.	377,516
9,277	Whitewave Foods Co., Class A(a)(b)	156,874
22,464	Zhongpin, Inc.(a)	291,133
		20,469,880
	Energy—6.8%
44,639	Abraxas Petroleum Corp.(a)(b)	99,991
5,650	Adams Resources & Energy, Inc.	280,748
14,372	Alon USA Energy, Inc.	238,575
8,225	Approach Resources, Inc.(a)(b)	195,097
40,276	Basic Energy Services, Inc.(a)	552,989
15,476	Berry Petroleum Co., Class A	741,455
3,214	Bonanza Creek Energy, Inc.(a)	110,401
14,324	Bristow Group, Inc.	905,277
12,036	C&J Energy Services, Inc.(a)	238,192
300,481	Cal Dive International, Inc.(a)(b)	501,803
40,092	Callon Petroleum Co.(a)	143,529
3,201	CARBO Ceramics, Inc.(b)	226,151
16,063	Carrizo Oil & Gas, Inc.(a)	389,046
6,582	Clayton Williams Energy, Inc.(a)	254,065
15,074	Clean Energy Fuels Corp.(a)(b)	198,826
20,189	Cobalt International Energy, Inc.(a)	564,081
51,054	Comstock Resources, Inc.(a)	799,506
6,629	Contango Oil & Gas Co.	249,383
4,077	Continental Resources, Inc.(a)	325,834
5,024	Core Laboratories NV (Netherlands)	727,375
29,423	Crimson Exploration, Inc.(a)	90,329
41,394	Crosstex Energy, Inc.	762,064
5,409	CVR Energy, Inc.	266,501
6,116	Dawson Geophysical Co.(a)	188,006
8,085	Delek US Holdings, Inc.	291,788
56,408	DHT Holdings, Inc. (Marshall Islands)	242,554
8,403	Dril-Quip, Inc.(a)	703,415
54,297	Endeavour International Corp.(a)(b)	148,774
23,234	Energy XXI Bermuda Ltd. (Bermuda)	528,341
18,806	EPL Oil & Gas, Inc.(a)	614,392
10,118	Forum Energy Technologies, Inc.(a)	281,382
86,667	Gastar Exploration Ltd. (Canada)(a)	242,668
1,503	Geospace Technologies Corp.(a)	126,808
63,041	Global Geophysical Services, Inc.(a)	229,469
12,659	Goodrich Petroleum Corp.(a)	165,073
124,424	Gran Tierra Energy, Inc. (Canada)(a)	688,065
57,553	Green Plains Renewable Energy, Inc.(a)	719,988
7,964	Gulf Island Fabrication, Inc.	163,740
17,529	Gulfmark Offshore, Inc., Class A(a)	729,557
8,024	Gulfport Energy Corp.(a)	418,773
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
26,046	Harvest Natural Resources, Inc.(a)	$85,431
121,173	Hercules Offshore, Inc.(a)	893,045
19,156	Hornbeck Offshore Services, Inc.(a)	860,487
5,841	InterOil Corp. (Canada)(a)(b)	462,140
57,717	ION Geophysical Corp.(a)	360,154
180,227	James River Coal Co.(a)(b)	297,375
51,629	Knightsbridge Tankers Ltd. (Bermuda)(b)	353,659
40,432	Kodiak Oil & Gas Corp. (Canada)(a)	316,583
9,665	Kosmos Energy Ltd. (Bermuda)(a)	106,218
7,385	Laredo Petroleum Holdings, Inc.(a)	127,022
357,722	Lone Pine Resources, Inc.(a)	350,568
8,100	Lufkin Industries, Inc.	715,149
41,307	Magnum Hunter Resources Corp.(a)(b)	112,355
17,035	Matrix Service Co.(a)	256,036
42,198	McMoRan Exploration Co.(a)(b)	698,377
12,739	Midstates Petroleum Co., Inc.(a)	73,504
8,174	Mitcham Industries, Inc.(a)	121,384
7,123	Natural Gas Services Group, Inc.(a)	143,813
38,790	Navios Maritime Acquisition Corp. (Marshall Islands)(a)	130,334
57,737	Newpark Resources, Inc.(a)	606,238
80,176	Nordic American Tankers Ltd. (Bermuda)(b)	714,368
15,778	Northern Oil And Gas, Inc.(a)	203,378
6,772	Oasis Petroleum, Inc.(a)	231,806
24,124	Ocean Rig UDW, Inc. (Marshall Islands)(a)	395,151
29,573	Pacific Drilling SA (Luxembourg)(a)	295,139
371,699	Pacific Ethanol, Inc.(a)	100,359
147,417	Parker Drilling Co.(a)	607,358
10,992	PBF Energy, Inc.(b)	334,706
13,187	PDC Energy, Inc.(a)	570,997
158,613	Penn Virginia Corp.	639,210
83,722	PetroQuest Energy, Inc.(a)	358,330
1,001	PHI, Inc.(a)	27,027
10,785	PHI, Inc. - Non-Voting(a)	299,499
64,837	Pioneer Energy Services Corp.(a)	457,101
490,734	Quicksilver Resources, Inc.(a)(b)	1,236,650
18,172	Renewable Energy Group, Inc.(a)	178,631
19,603	Resolute Energy Corp.(a)	180,740
5,471	REX American Resources Corp.(a)	102,253
10,747	Rex Energy Corp.(a)	172,704
13,407	Rosetta Resources, Inc.(a)	575,294
24,339	RPC, Inc.(b)	322,248
20,080	SemGroup Corp., Class A(a)	1,041,148
50,267	Ship Finance International Ltd. (Bermuda)(b)	828,400
15,039	StealthGas, Inc. (Greece)(a)	155,503
41,344	Stone Energy Corp.(a)	815,717
69,755	Swift Energy Co.(a)	902,630
199,738	Teekay Tankers Ltd., Class A (Marshall Islands)(b)	505,337
29,822	Tesco Corp. (Canada)(a)	363,828
77,012	TETRA Technologies, Inc.(a)	703,120

See Notes to Financial Statements.

46

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
166,587	Tsakos Energy Navigation Ltd. (Bermuda)	$629,699
802,064	USEC, Inc.(a)	256,660
30,208	VAALCO Energy, Inc.(a)	202,998
131,488	Vantage Drilling Co. (Cayman Islands)(a)	222,215
16,560	W&T Offshore, Inc.	193,421
58,998	Warren Resources, Inc.(a)	155,165
17,326	Westmoreland Coal Co.(a)	209,125
82,976	Willbros Group, Inc.(a)	788,272
		38,390,070
	Financials—21.6%
10,540	1st Source Corp.	248,006
15,306	1st United Bancorp, Inc.	101,479
16,056	Acadia Realty Trust REIT	458,399
5,373	Agree Realty Corp. REIT	161,566
573	Alexander's, Inc. REIT	176,478
3,086	Altisource Portfolio Solutions SA (Luxembourg)(a)	254,718
11,147	American Assets Trust, Inc. REIT	376,323
63,937	American Equity Investment Life Holding Co.	974,400
5,779	American National Bankshares, Inc.	125,578
11,612	American National Insurance Co.	1,091,876
9,421	American Safety Insurance Holdings Ltd. (Bermuda)(a)	226,858
11,597	Ameris Bancorp(a)	160,850
9,153	AMERISAFE, Inc.	298,937
9,325	AmTrust Financial Services, Inc.(b)	295,230
12,593	Apollo Commercial Real Estate Finance, Inc. REIT	223,400
21,605	Arbor Realty Trust, Inc. REIT	166,791
25,256	Argo Group International Holdings Ltd. (Bermuda)	1,046,861
6,154	Arlington Asset Investment Corp., Class A	166,712
29,008	ARMOUR Residential REIT, Inc. REIT	188,262
6,305	Arrow Financial Corp.	152,518
95,092	Artio Global Investors, Inc.	260,552
59,820	Ashford Hospitality Trust, Inc. REIT	770,482
20,586	Asset Acceptance Capital Corp.(a)	133,191
15,655	Associated Estates Realty Corp. REIT	279,755
9,993	Asta Funding, Inc.	93,834
6,122	AV Homes, Inc.(a)	79,035
776	Baldwin & Lyons, Inc., Class A	18,275
6,552	Baldwin & Lyons, Inc., Class B	159,214
3,200	BancFirst Corp.	133,888
14,023	Bancorp, Inc. (The)(a)	182,299
34,771	Bank Mutual Corp.	180,114
2,852	Bank of Marin Bancorp	112,939
5,757	Bank of the Ozarks, Inc.	235,634
14,149	BankFinancial Corp.	111,636
14,121	BankUnited, Inc.	357,967
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,396	Banner Corp.	$274,297
2,556	Bar Harbor Bankshares	92,016
23,119	BBCN Bancorp, Inc.	297,773
11,588	Beneficial Mutual Bancorp, Inc.(a)	99,077
11,389	Berkshire Hills Bancorp, Inc.	294,520
122,720	BGC Partners, Inc., Class A	701,958
2,954	BofI Holding, Inc.(a)	120,464
11,026	BOK Financial Corp.	689,015
41,227	Boston Private Financial Holdings, Inc.	397,428
4,838	Bridge Bancorp, Inc.	97,679
50,789	Brookline Bancorp, Inc.	426,628
5,403	Bryn Mawr Bank Corp.	125,512
2,585	C&F Financial Corp.	103,917
33,274	Calamos Asset Management, Inc., Class A	377,660
5,304	Camden National Corp.	177,101
11,431	Campus Crest Communities, Inc. REIT	156,147
14,078	Capital City Bank Group, Inc.(a)	175,975
91,517	Capital Trust, Inc., Class A REIT(a)	220,556
55,680	CapLease, Inc. REIT	390,874
9,122	Cardinal Financial Corp.	139,111
13,892	Cash America International, Inc.(b)	606,108
33,018	Cathay General Bancorp	650,785
17,500	CBOE Holdings, Inc.	656,775
66,074	Cedar Realty Trust, Inc. REIT	423,534
11,065	Centerstate Banks, Inc.	92,061
17,781	Central Pacific Financial Corp.(a)	299,432
9,206	Charter Financial Corp.	93,625
6,767	Chatham Lodging Trust REIT	123,904
19,522	Chemical Financial Corp.	484,146
13,673	Chesapeake Lodging Trust REIT	323,503
7,418	Citizens & Northern Corp.	143,613
14,614	Citizens, Inc., Class A(a)	95,576
9,002	City Holding Co.(b)	343,696
20,940	CNA Financial Corp.	705,887
7,238	CNB Financial Corp.	117,183
17,796	CoBiz Financial, Inc.	152,334
7,290	Cohen & Steers, Inc.(b)	288,028
8,324	Colony Financial, Inc. REIT	185,625
20,143	Columbia Banking System, Inc.	432,470
19,802	Community Bank System, Inc.	567,129
8,394	Community Trust Bancorp, Inc.	290,600
20,874	Consumer Portfolio Services, Inc.(a)	192,458
4,424	Coresite Realty Corp. REIT	160,060
53,646	Cousins Properties, Inc. REIT	585,814
55,422	Cowen Group, Inc., Class A(a)	141,880
15,008	Crawford & Co., Class A	79,242
18,074	Crawford & Co., Class B	137,182
1,147	Credit Acceptance Corp.(a)	115,079
27,086	CreXus Investment Corp. REIT(b)	352,931
41,292	CubeSmart REIT	725,500
49,104	CVB Financial Corp.	533,761

See Notes to Financial Statements.

47

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
30,054	DFC Global Corp.(a)	$405,729
1,721	Diamond Hill Investment Group, Inc.	129,910
20,252	Dime Community Bancshares, Inc.	288,996
8,503	Donegal Group, Inc., Class A	124,484
904	Donegal Group, Inc., Class B	22,681
390,663	Doral Financial Corp.(a)	294,247
18,280	DuPont Fabros Technology, Inc. REIT	459,559
22,784	Dynex Capital, Inc. REIT	244,928
5,458	Eagle Bancorp, Inc.(a)	126,244
10,934	EastGroup Properties, Inc. REIT	689,607
32,116	Education Realty Trust, Inc. REIT	352,955
8,379	eHealth, Inc.(a)	175,456
19,974	Employers Holdings, Inc.	452,411
10,872	Encore Capital Group, Inc.(a)	309,743
2,490	Enstar Group Ltd. (Bermuda)(a)	316,454
10,158	Enterprise Financial Services Corp.	146,072
8,323	Equity Lifestyle Properties, Inc. REIT	676,244
24,370	Equity One, Inc. REIT	621,191
28,725	Everbank Financial Corp.	459,600
5,137	Evercore Partners, Inc., Class A	193,922
9,863	Excel Trust, Inc. REIT	150,214
20,911	Extra Space Storage, Inc. REIT	911,301
27,243	EZCORP, Inc., Class A(a)	460,407
6,504	Farmers Capital Bank Corp.(a)	120,324
10,523	FBL Financial Group, Inc., Class A	413,659
6,893	FBR & Co.(a)	143,581
3,582	Federal Agricultural Mortgage Corp., Class C	113,836
99,765	FelCor Lodging Trust, Inc. REIT(a)	596,595
3,475	Financial Engines, Inc.	126,386
6,784	Financial Institutions, Inc.	129,778
12,547	First BanCorp	163,236
7,405	First Bancorp, Inc.	126,551
111,452	First BanCorp.(a)	658,681
71,002	First Busey Corp.	305,309
14,508	First California Financial Group, Inc.(a)	117,080
6,607	First Cash Financial Services, Inc.(a)	340,062
2,997	First Citizens BancShares, Inc., Class A	558,701
73,368	First Commonwealth Financial Corp.	524,581
14,457	First Community Bancshares, Inc.	224,228
6,750	First Connecticut Bancorp, Inc.	100,170
7,265	First Defiance Financial Corp.	164,480
36,745	First Financial Bancorp	564,771
10,145	First Financial Bankshares, Inc.(b)	501,264
6,900	First Financial Corp.	213,141
11,501	First Financial Holdings, Inc.	230,480
12,457	First Financial Northwest, Inc.(a)	100,902
33,299	First Industrial Realty Trust, Inc. REIT	597,384
12,335	First Interstate BancSystem, Inc.	250,647
19,516	First Merchants Corp.	316,745
54,568	First Midwest Bancorp, Inc.	684,828
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,496	First of Long Island Corp. (The)	$105,614
34,584	First Potomac Realty Trust REIT	553,344
13,971	Flagstar Bancorp, Inc.(a)	173,380
20,656	Flushing Financial Corp.	313,558
37,680	Forest City Enterprises, Inc., Class A(a)	703,486
1,009	Forest City Enterprises, Inc., Class B(a)	18,737
15,735	Forestar Group, Inc.(a)	338,932
6,767	Franklin Financial Corp.	123,024
42,059	Franklin Street Properties Corp. REIT	642,241
31,138	FXCM, Inc., Class A	421,920
1,988	GAMCO Investors, Inc., Class A	104,370
6,660	German American Bancorp, Inc.	141,991
14,186	Getty Realty Corp. REIT	303,722
87,385	GFI Group, Inc.	350,414
42,287	Glacier Bancorp, Inc.	780,195
7,619	Gladstone Commercial Corp. REIT	145,828
49,547	Glimcher Realty Trust REIT	621,319
9,002	Global Indemnity PLC (Ireland)(a)	200,655
19,210	Government Properties Income Trust REIT	500,421
131,198	Gramercy Property Trust, Inc. REIT(a)	623,191
7,678	Great Southern Bancorp, Inc.	202,469
14,485	Green Dot Corp., Class A(a)(b)	227,559
7,394	Greenhill & Co., Inc.	341,529
15,375	Greenlight Capital Re Ltd., Class A (Cayman Islands)(a)	378,379
44,318	Guaranty Bancorp(a)	93,954
16,624	Hallmark Financial Services, Inc.(a)	150,447
13,408	Hanmi Financial Corp.(a)	206,885
13,965	Healthcare Trust of America, Inc., Class A REIT	174,283
10,604	Heartland Financial USA, Inc.	269,448
8,725	Heritage Financial Corp.	121,714
73,262	Hersha Hospitality Trust REIT	438,107
7,340	HFF, Inc., Class A(a)	153,773
17,139	Hilltop Holdings, Inc.(a)	229,491
5,167	Home BancShares, Inc.	205,233
7,992	Hometrust Bancshares, Inc.(a)	127,472
36,223	Horace Mann Educators Corp.	816,829
11,823	Howard Hughes Corp. (The)(a)	1,115,855
7,875	Hudson Pacific Properties, Inc. REIT	179,629
14,366	Hudson Valley Holding Corp.	220,949
13,247	IBERIABANK Corp.	604,328
9,089	ICG Group, Inc.(a)	107,886
24,608	IMPAC Mortgage Holdings, Inc. REIT(a)(b)	255,431
10,277	Independent Bank Corp.	318,998
20,112	Independent Bank Corp./Mi(a)	142,192
10,343	Infinity Property & Casualty Corp.	586,862
54,061	Inland Real Estate Corp. REIT	611,971
35,093	International Bancshares Corp.	680,804
21,523	Intervest Bancshares Corp., Class A(a)	126,555
9,332	INTL FCStone, Inc.(a)	159,764

See Notes to Financial Statements.

48

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
55,774	Investment Technology Group, Inc.(a)	$607,379
16,410	Investors Bancorp, Inc.(b)	324,918
61,163	Investors Real Estate Trust REIT	595,116
3,923	Kansas City Life Insurance Co.(b)	141,620
5,942	Kennedy-Wilson Holdings, Inc.	98,815
42,025	Kite Realty Group Trust REIT	277,365
144,393	Knight Capital Group, Inc., Class A(a)	511,151
17,577	Lakeland Bancorp, Inc.	168,036
9,322	Lakeland Financial Corp.	249,830
26,590	LPL Financial Holdings, Inc.	918,950
8,999	LTC Properties, Inc. REIT	418,454
41,584	Maiden Holdings Ltd. (Bermuda)	429,563
14,381	MainSource Financial Group, Inc.	182,207
9,741	Manning & Napier, Inc.	170,565
4,472	MarketAxess Holdings, Inc.	189,255
26,416	MB Financial, Inc.	654,060
44,078	MBIA, Inc.(a)	416,978
58,560	Meadowbrook Insurance Group, Inc.	455,597
40,803	Medical Properties Trust, Inc. REIT	656,520
6,182	Mercantile Bank Corp.	103,301
8,080	Metro Bancorp, Inc.(a)	143,420
257,660	MGIC Investment Corp.(a)	1,391,364
4,510	MidWestOne Financial Group, Inc.	107,789
20,638	Mission West Properties, Inc. REIT(a)(c)	—
13,634	Monmouth Real Estate Investment Corp., Class A REIT	145,066
31,602	Montpelier Re Holdings Ltd. (Bermuda)	814,068
55,679	MPG Office Trust, Inc. REIT(a)(b)	173,719
3,647	National Bankshares, Inc.	119,439
28,366	National Financial Partners Corp.(a)	718,794
4,543	National Health Investors, Inc. REIT	300,928
2,996	National Interstate Corp.	87,034
65,868	National Penn Bancshares, Inc.	644,848
2,207	National Western Life Insurance Co., Class A	403,042
8,671	Navigators Group, Inc. (The)(a)	501,878
24,444	NBT Bancorp, Inc.	494,991
11,524	Nelnet, Inc., Class A	391,816
48,156	Newcastle Investment Corp. REIT	545,607
17,390	NewStar Financial, Inc.(a)	207,811
6,625	Nicholas Financial, Inc. (Canada)	96,858
4,555	Northrim Bancorp, Inc.	99,208
86,443	NorthStar Realty Finance Corp. REIT	861,837
61,353	Northwest Bancshares, Inc.	751,574
7,561	OceanFirst Financial Corp.	107,442
22,034	Ocwen Financial Corp.(a)	806,004
21,863	OFG Bancorp	351,338
62,238	Old National Bancorp	758,059
33,073	OMEGA Healthcare Investors, Inc. REIT(b)	1,087,110
4,274	OmniAmerican Bancorp, Inc.(a)	106,423
6,690	One Liberty Properties, Inc. REIT	153,469
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
41,522	OneBeacon Insurance Group Ltd., Class A	$564,284
17,502	Oppenheimer Holdings, Inc., Class A	323,787
18,438	Oritani Financial Corp.	285,236
6,437	Orrstown Financial Services, Inc.(a)	95,525
10,289	Pacific Continental Corp.	115,031
14,597	PacWest Bancorp	404,775
10,791	Park National Corp.(b)	737,889
11,789	Parkway Properties, Inc. REIT	214,913
19,283	Pebblebrook Hotel Trust REIT	523,726
2,437	Penns Woods Bancorp, Inc.	99,722
40,082	Pennsylvania Real Estate Investment Trust REIT	830,900
16,395	PennyMac Mortgage Investment Trust REIT	413,974
7,439	Peoples Bancorp, Inc.	151,607
23,995	Phoenix Cos., Inc. (The)(a)	698,494
10,047	PICO Holdings, Inc.(a)	218,020
18,029	Pinnacle Financial Partners, Inc.(a)	437,564
11,783	Piper Jaffray Cos., Inc.(a)	397,794
3,157	Portfolio Recovery Associates, Inc.(a)	387,522
17,330	Post Properties, Inc. REIT	856,622
17,984	Potlatch Corp. REIT	851,542
33,861	PrivateBancorp, Inc.	649,454
19,910	Prosperity Bancshares, Inc.	914,665
6,320	Provident Financial Holdings, Inc.	102,384
41,230	Provident Financial Services, Inc.	632,056
28,729	Provident New York Bancorp	259,710
7,008	PS Business Parks, Inc. REIT	559,238
65,457	Radian Group, Inc.	782,211
92,178	RAIT Financial Trust REIT	787,200
21,911	Ramco-Gershenson Properties Trust REIT	382,785
8,772	Realogy Holdings Corp.(a)	421,056
16,492	Renasant Corp.	376,347
15,612	Republic Bancorp, Inc., Class A	346,586
12,820	Resource America, Inc., Class A	118,200
69,911	Resource Capital Corp. REIT	460,714
15,355	Retail Opportunity Investments Corp. REIT	227,408
50,800	Retail Properties of America, Inc., Class A REIT	777,748
13,710	RLI Corp.	985,064
13,118	Rockville Financial, Inc.	170,534
5,682	Rouse Properties, Inc. REIT	107,674
18,738	Ryman Hospitality Properties, Inc. REIT(b)	833,091
23,235	S&T Bancorp, Inc.	438,444
7,010	S.Y. Bancorp, Inc.	160,950
23,059	Sabra Health Care REIT, Inc. REIT	687,619
9,366	Safeguard Scientifics, Inc.(a)	151,167
13,166	Safety Insurance Group, Inc.	653,955
15,286	Sandy Spring Bancorp, Inc.	313,057
5,674	Saul Centers, Inc. REIT	254,195
5,280	SCBT Financial Corp.	252,226

See Notes to Financial Statements.

49

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
48,809	Seacoast Banking Corp. of Florida(a)	$104,451
5,416	Select Income REIT REIT(a)	154,518
9,319	Sierra Bancorp	120,401
10,578	Simmons First National Corp., Class A	259,373
12,632	Southside Bancshares, Inc.	270,072
12,817	Southwest Bancorp, Inc.(a)	169,441
11,198	Sovran Self Storage, Inc. REIT	768,183
10,063	Spirit Realty Capital, Inc. REIT	216,656
11,510	St. Joe Co. (The)(a)(b)	225,251
4,253	STAG Industrial, Inc. REIT	93,736
15,541	State Auto Financial Corp.	270,103
18,985	State Bank Financial Corp.	279,269
15,704	StellarOne Corp.	235,403
17,952	Sterling Bancorp	202,499
14,327	Sterling Financial Corp.	312,329
13,420	Stewart Information Services Corp.	363,279
24,596	Stifel Financial Corp.(a)	792,483
50,673	Strategic Hotels & Resorts, Inc. REIT(a)	408,931
10,196	Suffolk Bancorp(a)	159,465
20,190	Summit Hotel Properties, Inc. REIT	201,698
9,797	Sun Communities, Inc. REIT	501,117
63,165	Sunstone Hotel Investors, Inc. REIT(a)	783,878
48,985	SWS Group, Inc.(a)	278,725
20,879	Tanger Factory Outlet Centers, Inc. REIT	775,028
6,511	Taylor Capital Group, Inc.(a)	95,386
3,086	Tejon Ranch Co.(a)	90,049
4,491	Territorial Bancorp, Inc.	105,000
11,147	Texas Capital Bancshares, Inc.(a)	464,384
25,325	TFS Financial Corp.(a)	275,283
4,849	Tompkins Financial Corp.	202,688
47,407	Tower Group International Ltd. (Bermuda)	896,940
19,579	TowneBank	280,176
11,937	TriCo Bancshares	208,539
77,154	TrustCo Bank Corp. NY	413,545
41,467	Trustmark Corp.	1,018,015
44,670	Two Harbors Investment Corp. REIT	535,147
13,377	UMB Financial Corp.	673,398
75,040	Umpqua Holdings Corp.	900,480
15,200	Union First Market Bankshares Corp.	287,432
30,539	United Bankshares, Inc.(b)	772,942
19,164	United Community Banks, Inc.(a)	209,846
8,644	United Financial Bancorp, Inc.	128,018
15,816	United Fire Group, Inc.	442,215
2,506	Universal Health Realty Income Trust REIT	134,647
29,886	Universal Insurance Holdings, Inc.	178,718
14,463	Univest Corp. of Pennsylvania	253,536
1,381	Urstadt Biddle Properties, Inc. REIT	26,971
9,822	Urstadt Biddle Properties, Inc., Class A REIT	218,736
9,708	ViewPoint Financial Group, Inc.	180,763
14,635	Virginia Commerce Bancorp, Inc.(a)	196,694
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
782	Virtus Investment Partners, Inc.(a)	$149,362
4,588	Walker & Dunlop, Inc.(a)	81,712
6,838	Walter Investment Management Corp.(a)	229,483
8,234	Washington Banking Co.	113,629
8,391	Washington Trust Bancorp, Inc.	224,459
20,884	WesBanco, Inc.	522,727
10,837	West Bancorporation, Inc.	116,823
14,676	Westamerica Bancorp.(b)	636,792
26,313	Western Alliance Bancorp(a)	387,064
23,070	Westfield Financial, Inc.	173,717
3,153	Westwood Holdings Group, Inc.	137,786
32,532	Wilshire Bancorp, Inc.(a)	207,879
17,448	Winthrop Realty Trust REIT	221,764
19,394	Wintrust Financial Corp.	695,469
6,053	World Acceptance Corp.(a)(b)	537,870
3,937	WSFS Financial Corp.	192,677
		121,396,910
	Health Care—7.3%
3,109	Abaxis, Inc.	132,723
26,027	Accuray, Inc.(a)(b)	114,519
3,574	Acorda Therapeutics, Inc.(a)	141,423
52,499	Affymetrix, Inc.(a)(b)	191,096
7,504	Air Methods Corp.	274,571
12,972	Albany Molecular Research, Inc.(a)	154,756
8,043	Alexion Pharmaceuticals, Inc.(a)	788,214
9,399	Align Technology, Inc.(a)	311,295
9,138	Alkermes PLC (Ireland)(a)	279,714
69,734	Allscripts Healthcare Solutions, Inc.(a)	965,119
8,278	Almost Family, Inc.	163,408
73,817	Amedisys, Inc.(a)	741,123
25,552	AMN Healthcare Services, Inc.(a)	350,829
24,571	AmSurg Corp.(a)	824,603
3,775	Analogic Corp.	300,037
17,656	AngioDynamics, Inc.(a)	178,855
8,242	ArthroCare Corp.(a)	285,585
15,346	Assisted Living Concepts, Inc., Class A	182,924
30,573	Astex Pharmaceuticals(a)	210,342
1,878	athenahealth, Inc.(a)	180,776
587	Atrion Corp.	117,629
13,555	Aveo Pharmaceuticals, Inc.(a)	69,266
6,245	BioMarin Pharmaceutical, Inc.(a)	409,672
9,452	Bio-Reference Labs, Inc.(a)(b)	241,026
31,595	BioScrip, Inc.(a)	437,907
19,009	Bruker Corp.(a)	337,790
51,469	Cambrex Corp.(a)	642,848
3,756	Cantel Medical Corp.	118,727
6,875	Capital Senior Living Corp.(a)	166,787
3,603	Cepheid, Inc.(a)	137,382
23,534	Charles River Laboratories International, Inc.(a)	1,023,494

See Notes to Financial Statements.

50

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,676	Chemed Corp.	$544,895
3,663	Computer Programs & Systems, Inc.	192,161
16,747	CONMED Corp.	524,684
8,523	Cooper Cos., Inc. (The)	940,939
2,733	CorVel Corp.(a)	129,736
51,450	Cross Country Healthcare, Inc.(a)	257,250
16,439	CryoLife, Inc.	98,634
16,233	Cubist Pharmaceuticals, Inc.(a)	745,419
3,509	Cyberonics, Inc.(a)	152,361
26,851	Dendreon Corp.(a)(b)	126,468
10,977	Emergent Biosolutions, Inc.(a)	168,387
14,598	Emeritus Corp.(a)	375,169
7,900	Ensign Group, Inc. (The)	275,473
26,274	Enzon Pharmaceuticals, Inc.	86,704
9,096	ExamWorks Group, Inc.(a)	164,638
71,957	Five Star Quality Care, Inc.(a)	340,357
53,287	Gentiva Health Services, Inc.(a)	558,981
16,707	Greatbatch, Inc.(a)	466,794
15,929	Haemonetics Corp.(a)	613,266
11,910	Hanger, Inc.(a)	361,945
32,758	Healthways, Inc.(a)	455,009
3,475	Hi-Tech Pharmacal Co., Inc.	114,884
11,014	HMS Holdings Corp.(a)	277,663
3,268	ICU Medical, Inc.(a)	196,897
9,245	IDEXX Laboratories, Inc.(a)	813,190
17,975	Illumina, Inc.(a)	1,162,803
32,268	Impax Laboratories, Inc.(a)	564,690
8,016	Integra LifeSciences Holdings Corp.(a)	280,800
11,162	InterMune, Inc.(a)	104,141
43,137	Invacare Corp.	580,193
5,114	IPC The Hospitalist Co., Inc.(a)	233,301
3,847	Landauer, Inc.	214,932
10,267	LHC Group, Inc.(a)	222,999
8,439	Luminex Corp.(a)	140,341
19,542	Masimo Corp.	392,013
15,496	MedAssets, Inc.(a)	290,240
30,506	Medical Action Industries, Inc.(a)	248,014
10,073	Medicines Co. (The)(a)	340,064
14,438	Meridian Bioscience, Inc.	292,947
22,069	Merit Medical Systems, Inc.(a)	213,407
29,776	Molina Healthcare, Inc.(a)	988,563
14,798	Momenta Pharmaceuticals, Inc.(a)	182,311
3,219	MWI Veterinary Supply, Inc.(a)	378,908
15,111	Myriad Genetics, Inc.(a)	420,841
6,454	National Healthcare Corp.	299,659
14,447	Natus Medical, Inc.(a)	180,732
11,846	Nektar Therapeutics(a)	128,411
3,641	Neogen Corp.(a)	185,072
18,393	NuVasive, Inc.(a)	385,701
11,112	Omnicell, Inc.(a)	200,238
4,769	Onyx Pharmaceuticals, Inc.(a)	452,101
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,339	Orthofix International NV (Curacao)(a)	$302,584
21,478	PAREXEL International Corp.(a)	879,524
124,892	PDL BioPharma, Inc.(b)	966,664
52,652	PharMerica Corp.(a)	678,684
17,610	Providence Service Corp. (The)(a)	308,351
17,863	QLT, Inc. (Canada)(a)(b)	143,440
15,930	Quality Systems, Inc.	284,669
5,771	Questcor Pharmaceuticals, Inc.(b)	177,401
5,134	Quidel Corp.(a)	114,591
34,750	RadNet, Inc.(a)	95,215
1,165	Regeneron Pharmaceuticals, Inc.(a)	250,638
14,603	Rigel Pharmaceuticals, Inc.(a)	69,948
33,895	RTI Biologics, Inc.(a)	134,902
6,964	Salix Pharmaceuticals Ltd.(a)	364,148
44,793	Select Medical Holdings Corp.	369,542
9,821	Sirona Dental Systems, Inc.(a)	722,236
39,857	Skilled Healthcare Group, Inc., Class A(a)	280,593
7,853	Spectrum Pharmaceuticals, Inc.(b)	58,191
5,000	SurModics, Inc.(a)	132,250
27,167	Symmetry Medical, Inc.(a)	323,831
9,770	Syneron Medical Ltd. (Israel)(a)	87,246
15,443	Team Health Holdings, Inc.(a)	575,715
7,093	Techne Corp.	454,945
10,366	Thoratec Corp.(a)	375,249
26,054	Triple-S Management Corp., Class B(a)	469,754
10,830	United Therapeutics Corp.(a)	723,227
4,639	US Physical Therapy, Inc.	110,687
37,804	Vanguard Health Systems, Inc.(a)	553,073
8,796	Vertex Pharmaceuticals, Inc.(a)	675,709
23,403	ViroPharma, Inc.(a)	637,732
11,728	Volcano Corp.(a)	237,961
12,805	West Pharmaceutical Services, Inc.	817,727
17,148	Wright Medical Group, Inc.(a)	401,949
		41,318,142
	Industrials—16.6%
11,744	A.O. Smith Corp.	885,850
5,701	AAON, Inc.	161,965
44,892	AAR Corp.	801,771
6,026	Acacia Research Corp.(a)	143,539
64,475	ACCO Brands Corp.(a)	435,206
95,932	Accuride Corp.(a)	493,090
16,522	Aceto Corp.	171,829
25,318	Actuant Corp., Class A	792,453
4,219	Advisory Board Co. (The)(a)	207,364
82,674	Aegean Marine Petroleum Network, Inc. (Greece)	487,777
21,115	Aegion Corp.(a)	444,682
7,379	Aerovironment, Inc.(a)	142,857
30,101	Air Lease Corp.	828,079
88,159	Air Transport Services Group, Inc.(a)	508,677

See Notes to Financial Statements.

51

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,134	Alamo Group, Inc.	$205,719
13,690	Albany International Corp., Class A	397,694
4,529	Allegiant Travel Co.	407,157
13,116	Altra Holdings, Inc.	349,541
5,199	AMERCO	835,479
16,293	Ameresco, Inc., Class A(a)	120,079
2,604	American Railcar Industries, Inc.	92,989
3,851	American Science & Engineering, Inc.	248,312
3,648	American Woodmark Corp.(a)	122,755
9,723	Ampco-Pittsburgh Corp.	182,209
40,397	API Technologies Corp.(a)	111,496
12,198	Apogee Enterprises, Inc.	310,805
17,639	Applied Industrial Technologies, Inc.	745,248
112,701	ARC Document Solutions, Inc.(a)	361,770
47,642	Arkansas Best Corp.	500,717
11,996	Astec Industries, Inc.	393,829
19,850	Atlas Air Worldwide Holdings, Inc.(a)	742,390
6,567	AZZ, Inc.	277,718
35,472	Baltic Trading Ltd. (Marshall Islands)	123,088
16,946	Barnes Group, Inc.	470,590
2,581	Barrett Business Services, Inc.	136,638
21,674	Beacon Roofing Supply, Inc.(a)	826,430
15,009	Belden, Inc.	741,745
19,461	Blount International, Inc.(a)	270,313
53,011	BlueLinx Holdings, Inc.(a)	154,262
27,475	Brady Corp., Class A	930,853
18,259	Builders FirstSource, Inc.(a)	113,023
3,556	CAI International, Inc.(a)	90,642
60,544	Casella Waste Systems, Inc., Class A(a)	263,972
52,804	CBIZ, Inc.(a)	342,698
14,134	CDI Corp.	221,480
14,649	Celadon Group, Inc.	245,957
345,224	Cenveo, Inc.(a)(b)	704,257
8,170	Chart Industries, Inc.(a)	692,898
72,708	China Ceramics Co. Ltd. (British Virgin Islands)(a)(b)	155,595
40,670	China Yuchai International Ltd. (Bermuda)	580,768
8,549	CIRCOR International, Inc.	404,624
14,097	CLARCOR, Inc.	728,815
17,789	Clean Harbors, Inc.(a)	1,013,439
12,840	Coleman Cable, Inc.	192,600
6,306	Colfax Corp.(a)	294,301
14,836	Columbus McKinnon Corp.(a)	278,620
33,870	Comfort Systems USA, Inc.	434,552
27,745	Commercial Vehicle Group, Inc.(a)	194,492
13,020	Consolidated Graphics, Inc.(a)	464,423
20,365	Copart, Inc.(a)	717,866
9,334	Corporate Executive Board Co. (The)	526,064
9,767	Costamare, Inc. (Marshall Islands)(b)	156,663
17,343	Courier Corp.	249,739
16,641	Covenant Transport Group, Inc., Class A(a)	92,358
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,822	CRA International, Inc.(a)	$199,558
7,291	Cubic Corp.	313,294
99,412	Diana Shipping, Inc. (Greece)(a)(b)	943,420
14,796	DigitalGlobe, Inc.(a)	431,895
84,639	Dolan Co. (The)(a)	146,425
15,430	Douglas Dynamics, Inc.	215,866
13,132	Ducommun, Inc.(a)	321,603
3,029	DXP Enterprises, Inc.(a)	202,580
28,564	Dycom Industries, Inc.(a)	551,856
7,007	Dynamic Materials Corp.	111,271
262,884	Eagle Bulk Shipping, Inc. (Marshall Islands)(a)(b)	925,352
4,788	Echo Global Logistics, Inc.(a)	83,072
23,673	Edgen Group, Inc.(a)	162,160
12,378	Encore Wire Corp.	405,380
130,940	EnergySolutions, Inc.(a)	540,782
6,473	EnerNOC, Inc.(a)	113,407
26,585	Ennis, Inc.	408,611
12,257	EnPro Industries, Inc.(a)	604,025
10,711	ESCO Technologies, Inc.	385,275
667,572	Excel Maritime Carriers Ltd. (Liberia)(a)	273,705
3,988	Exponent, Inc.	210,168
42,376	Federal Signal Corp.(a)	328,838
28,825	Flow International Corp.(a)	105,500
6,747	Forward Air Corp.	248,897
7,531	Franklin Covey Co.(a)	106,036
7,632	Franklin Electric Co., Inc.	247,048
8,137	FreightCar America, Inc.	169,901
26,336	Furmanite Corp.(a)	167,234
12,024	G&K Services, Inc., Class A	565,008
315,817	Genco Shipping & Trading Ltd.(a)(b)	540,047
23,973	GenCorp, Inc.(a)(b)	313,327
10,581	Generac Holdings, Inc.	380,175
7,329	Genesee & Wyoming, Inc., Class A(a)	624,431
17,833	Gibraltar Industries, Inc.(a)	333,477
17,071	Global Power Equipment Group, Inc.	281,672
7,829	Gorman-Rupp Co. (The)	221,169
6,272	GP Strategies Corp.(a)	138,298
13,527	Graco, Inc.	818,789
25,333	Granite Construction, Inc.	700,964
29,830	Great Lakes Dredge & Dock Corp.	206,424
22,095	Greenbrier Cos., Inc.(a)	498,463
48,992	Griffon Corp.	504,618
23,059	H&E Equipment Services, Inc.	469,481
9,037	Hardinge, Inc.	122,000
109,313	Hawaiian Holdings, Inc.(a)(b)	600,128
20,313	Healthcare Services Group, Inc.	452,777
36,479	Heartland Express, Inc.	495,020
3,332	HEICO Corp.	146,641
6,820	HEICO Corp., Class A	230,652
19,586	Heidrick & Struggles International, Inc.	258,927
See Notes to Financial Statements.

52

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
27,849	Herman Miller, Inc.	$698,731
33,949	Hexcel Corp.(a)	1,035,445
35,047	Hill International, Inc.(a)	96,379
30,160	HNI Corp.	1,038,409
11,954	Houston Wire & Cable Co.	162,813
21,467	Hub Group, Inc., Class A(a)	786,766
35,352	Hudson Global, Inc.(a)	116,662
3,303	Hurco Cos., Inc.(a)	88,619
11,726	Huron Consulting Group, Inc.(a)	489,912
3,136	Hyster-Yale Materials Handling, Inc.	163,668
12,007	ICF International, Inc.(a)	325,510
23,972	II-VI, Inc.(a)	370,847
9,017	InnerWorkings, Inc.(a)	90,801
15,633	Insperity, Inc.	431,940
10,214	Insteel Industries, Inc.	169,348
24,639	Interface, Inc.	412,457
13,392	International Shipholding Corp.	241,860
9,481	Intersections, Inc.	90,638
19,192	John Bean Technologies Corp.	398,042
8,804	Kadant, Inc.	243,607
16,206	Kaman Corp.	547,601
33,294	KAR Auction Services, Inc.	744,787
23,295	Kaydon Corp.	555,353
22,475	Kforce, Inc.	339,822
41,085	Kimball International, Inc., Class B	377,571
28,359	Knight Transportation, Inc.	442,968
25,198	Knoll, Inc.	392,081
25,064	Korn/Ferry International(a)	414,809
57,080	Kratos Defense & Security Solutions, Inc.(a)	290,537
14,901	Landstar System, Inc.	814,489
26,261	Layne Christensen Co.(a)	536,512
4,529	LB Foster Co., Class A	199,955
2,587	Lindsay Corp.	198,733
5,854	LMI Aerospace, Inc.(a)	125,217
26,691	LSI Industries, Inc.	187,905
11,435	Lydall, Inc.(a)	163,978
16,038	Macquarie Infrastructure Co. LLC	934,695
9,438	Marten Transport Ltd.	192,252
20,792	MasTec, Inc.(a)	578,018
12,771	McGrath RentCorp	396,667
134,721	Metalico, Inc.(a)	200,734
23,861	MFC Industrial Ltd. (Canada)	193,035
11,427	Michael Baker Corp.	278,247
3,289	Middleby Corp. (The)(a)	491,969
9,101	Miller Industries, Inc.	137,516
9,719	Mine Safety Appliances Co.	466,512
7,064	Mistras Group, Inc.(a)	133,863
23,035	Mobile Mini, Inc.(a)	647,975
14,837	Mueller Industries, Inc.	768,260
107,184	Mueller Water Products, Inc., Class A	634,529
7,822	Multi-Color Corp.	202,277
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,558	MYR Group, Inc.(a)	$309,122
5,798	National Presto Industries, Inc.(b)	434,850
43,138	Navigant Consulting, Inc.(a)	531,892
167,523	Navios Maritime Holdings, Inc. (Greece)(b)	758,879
24,815	NCI Building Systems, Inc.(a)	424,833
13,445	NN, Inc.(a)	121,139
8,321	Nordson Corp.	578,226
8,075	Nortek, Inc.(a)	580,270
10,380	Northwest Pipe Co.(a)	283,270
11,510	On Assignment, Inc.(a)	279,348
48,071	Orbital Sciences Corp.(a)	866,239
22,978	Orion Marine Group, Inc.(a)	210,478
86,606	Pacer International, Inc.(a)	492,788
50,368	Paragon Shipping, Inc., Class A (Marshall Islands)(a)	226,656
10,961	Park-Ohio Holdings Corp.(a)	403,146
11,422	Pike Electric Corp.	178,526
14,392	Polypore International, Inc.(a)(b)	603,457
3,232	Powell Industries, Inc.(a)	159,144
10,515	Primoris Services Corp.	231,751
28,927	Quality Distribution, Inc.(a)	230,259
21,751	Quanex Building Products Corp.	353,889
11,435	Raven Industries, Inc.	383,644
6,346	RBC Bearings, Inc.(a)	305,243
29,240	Resources Connection, Inc.	332,166
13,739	Rexnord Corp.(a)	250,325
5,751	Roadrunner Transportation Systems, Inc.(a)	129,455
14,538	Rollins, Inc.	353,564
25,870	Rush Enterprises, Inc., Class A(a)	592,164
5,128	Rush Enterprises, Inc., Class B(a)	101,534
46,333	Safe Bulkers, Inc. (Marshall Islands)(b)	232,592
13,167	Saia, Inc.(a)	538,794
10,493	Schawk, Inc.	106,819
42,210	Seaspan Corp. (Hong Kong)(b)	925,665
21,080	Sensata Technologies Holding NV (Netherlands)(a)	705,126
14,701	Simpson Manufacturing Co., Inc.	422,507
16,660	Spirit Airlines, Inc.(a)	444,822
12,378	Standard Parking Corp.(a)	266,003
5,384	Standex International Corp.	284,814
22,323	Sterling Construction Co., Inc.(a)	225,909
4,120	Sun Hydraulics Corp.	134,930
57,828	Swift Transportation Co.(a)	810,749
13,725	TAL International Group, Inc.	568,215
5,983	Team, Inc.(a)	231,901
29,207	Tecumseh Products Co., Class A(a)	259,942
8,700	Tecumseh Products Co., Class B(a)	69,948
7,211	Tennant Co.	344,830
30,303	Tetra Tech, Inc.(a)	796,666
4,892	Textainer Group Holdings Ltd.(b)	189,174
7,863	Thermon Group Holdings, Inc.(a)	154,115

See Notes to Financial Statements.

53

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
17,266	Titan International, Inc.	$385,204
11,866	Titan Machinery, Inc.(a)(b)	267,697
22,643	TMS International Corp., Class A(a)	326,965
18,101	Toro Co. (The)	814,726
2,891	Trex Co., Inc.(a)	140,734
15,702	Trimas Corp.(a)	478,911
27,989	TrueBlue, Inc.(a)	579,932
5,334	Twin Disc, Inc.	113,721
5,987	UniFirst Corp.	545,116
17,036	Universal Forest Products, Inc.	657,590
4,630	US Ecology, Inc.	125,936
31,615	USG Corp.(a)	821,674
4,559	Valmont Industries, Inc.	664,383
12,519	Verisk Analytics, Inc., Class A(a)	767,290
13,924	Viad Corp.	362,720
6,863	VSE Corp.	209,253
22,766	Wabash National Corp.(a)	214,683
7,486	Wabtec Corp.	785,581
12,242	Watsco, Inc.	1,032,980
12,216	Watts Water Technologies, Inc., Class A	574,885
9,599	Wesco Aircraft Holdings, Inc.(a)	158,479
10,607	Willis Lease Finance Corp.(a)	150,513
23,666	Woodward, Inc.	851,739
63,884	YRC Worldwide, Inc.(a)(b)	479,130
		93,521,399
	Information Technology—16.8%
3,634	3D Systems Corp.(a)(b)	138,964
13,076	Accelrys, Inc.(a)	128,799
7,068	ACI Worldwide, Inc.(a)	332,267
21,205	Active Network, Inc. (The)(a)	106,661
17,135	Actuate Corp.(a)	105,209
37,271	Acxiom Corp.(a)	741,320
24,016	ADTRAN, Inc.	504,336
15,939	Advanced Energy Industries, Inc.(a)	270,644
8,518	Advent Software, Inc.(a)	247,363
11,181	Aeroflex Holding Corp.(a)	83,187
15,324	Agilysys, Inc.(a)	178,984
17,620	Alpha & Omega Semiconductor Ltd.(a)	127,569
13,619	American Software, Inc., Class A	113,174
23,875	Amtech Systems, Inc.(a)	88,576
48,908	ANADIGICS, Inc.(a)	102,707
7,921	Anaren, Inc.(a)	185,431
12,289	Applied Micro Circuits Corp.(a)	91,676
51,028	ARRIS Group, Inc.(a)	842,472
6,478	Aruba Networks, Inc.(a)	145,690
33,427	AsiaInfo-Linkage, Inc.(a)	383,742
4,394	Aspen Technology, Inc.(a)	133,929
14,932	ATMI, Inc.(a)	324,771
66,646	Aviat Networks, Inc.(a)	213,267
40,792	Avid Technology, Inc.(a)	268,819
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
37,288	AVX Corp.	$421,727
134,039	Axcelis Technologies, Inc.(a)	174,251
32,264	AXT, Inc.(a)	92,598
3,766	Badger Meter, Inc.	164,499
16,543	Bankrate, Inc.(a)	223,000
1,802	Bel Fuse, Inc., Class A	22,867
8,088	Bel Fuse, Inc., Class B	119,055
18,470	Black Box Corp.	401,168
11,058	Blackbaud, Inc.	324,110
12,021	Blucora, Inc.(a)	177,550
17,864	Booz Allen Hamilton Holding Corp.	271,354
5,715	Bottomline Technologies, Inc.(a)	149,733
27,896	Brooks Automation, Inc.	271,149
12,734	Cabot Microelectronics Corp.	426,716
47,676	Cadence Design Systems, Inc.(a)	657,929
16,982	Calix, Inc.(a)	144,856
77,973	Canadian Solar, Inc. (China)(a)(b)	438,988
10,340	Cardtronics, Inc.(a)	289,623
2,492	Cass Information Systems, Inc.(b)	104,166
4,738	Cavium, Inc.(a)	149,010
6,603	CEVA, Inc.(a)	100,762
47,273	Checkpoint Systems, Inc.(a)	546,949
31,419	ChipMOS TECHNOLOGIES Bermuda Ltd. (Bermuda)	462,802
93,156	CIBER, Inc.(a)	396,845
18,623	Ciena Corp.(a)	278,600
13,393	Cirrus Logic, Inc.(a)	258,619
8,074	Cognex Corp.	320,538
8,644	Coherent, Inc.	483,459
17,208	Cohu, Inc.	164,681
2,736	CommVault Systems, Inc.(a)	201,205
5,010	Computer Task Group, Inc.	102,805
78,375	Compuware Corp.(a)	940,500
8,024	comScore, Inc.(a)	129,748
17,860	Comtech Telecommunications Corp.	439,535
7,468	Comverse, Inc.(a)	198,126
4,289	Concur Technologies, Inc.(a)(b)	313,569
7,975	Constant Contact, Inc.(a)	116,515
3,178	CoStar Group, Inc.(a)	344,527
7,557	Cray, Inc.(a)	159,906
21,404	CSG Systems International, Inc.(a)	462,540
28,464	CTS Corp.	303,142
5,600	Cymer, Inc.(a)	586,656
23,391	Cypress Semiconductor Corp.(b)	236,015
28,055	Daktronics, Inc.	280,269
10,219	Datalink Corp.(a)	114,351
11,359	Dealertrack Technologies, Inc.(a)	316,348
16,036	Dice Holdings, Inc.(a)	135,344
18,652	Digi International, Inc.(a)	170,106
27,687	Digital River, Inc.(a)	400,908
18,531	Diodes, Inc.(a)	375,438

See Notes to Financial Statements.

54

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
19,968	Dolby Laboratories, Inc., Class A(b)	$655,949
21,867	DSP Group, Inc.(a)	176,467
5,662	DTS, Inc.(a)	95,008
122,271	EarthLink, Inc.	695,722
8,873	Ebix, Inc.(b)	165,127
14,186	Electro Rent Corp.	235,062
19,328	Electro Scientific Industries, Inc.	208,356
16,878	Electronics for Imaging, Inc.(a)	450,980
67,073	Emulex Corp.(a)	402,438
45,446	Entegris, Inc.(a)	430,828
38,201	Entropic Communications, Inc.(a)	161,972
14,607	EPIQ Systems, Inc.	204,060
3,863	ePlus, Inc.	175,689
28,174	Euronet Worldwide, Inc.(a)	860,152
8,276	Exar Corp.(a)	89,215
5,719	ExlService Holdings, Inc.(a)	186,554
37,359	Extreme Networks, Inc.(a)	124,405
10,150	F5 Networks, Inc.(a)	775,764
11,018	Fabrinet (Cayman Islands)(a)	151,277
7,665	FactSet Research Systems, Inc.	721,047
9,803	Fair Isaac Corp.	456,624
4,218	FARO Technologies, Inc.(a)	163,616
9,114	FEI Co.(b)	582,202
34,709	Finisar Corp.(a)	445,664
6,965	FleetCor Technologies, Inc.(a)	535,608
34,130	FormFactor, Inc.(a)	168,943
10,103	Forrester Research, Inc.(b)	362,193
8,747	Fortinet, Inc.(a)	157,096
31,596	Freescale Semiconductor Ltd. (Bermuda)(a)(b)	489,106
12,234	Gartner, Inc.(a)	707,737
52,647	Genpact Ltd.	979,234
25,186	Global Cash Access Holdings, Inc.(a)	179,576
11,844	Globecomm Systems, Inc.(a)	145,089
18,261	GSI Group, Inc. (Canada)(a)	155,949
202,005	GT Advanced Technologies, Inc.(a)(b)	793,880
25,910	Hackett Group, Inc. (The)(a)	126,441
65,762	Harmonic, Inc.(a)	373,528
18,437	Heartland Payment Systems, Inc.	606,393
5,947	Hittite Microwave Corp.(a)	333,686
8,471	Hollysys Automation Technologies Ltd. (British Virgin Islands)(a)	101,991
63,502	Hutchinson Technology, Inc.(a)	177,806
21,788	IAC/InterActiveCorp.	1,025,561
4,938	iGATE Corp.(a)	82,415
106,823	Imation Corp.(a)	393,109
35,063	Infinera Corp.(a)(b)	295,230
18,382	Informatica Corp.(a)	605,319
80,281	Integrated Device Technology, Inc.(a)	570,798
20,521	Integrated Silicon Solution, Inc.(a)	188,178
8,251	InterDigital, Inc.	366,427
34,279	Intermec, Inc.(a)	337,305
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
21,009	Internap Network Services Corp.(a)	$167,652
30,085	International Rectifier Corp.(a)	638,103
104,799	Intersil Corp., Class A	813,240
6,484	InterXion Holding NV (Netherlands)(a)	162,295
23,895	Intevac, Inc.(a)	108,244
23,813	IntraLinks Holdings, Inc.(a)	136,210
3,827	IPG Photonics Corp.(b)	243,703
8,538	Ixia(a)	140,621
11,236	IXYS Corp.	101,798
11,366	j2 Global, Inc.	462,596
16,196	Jack Henry & Associates, Inc.	751,494
62,716	JDS Uniphase Corp.(a)	846,666
77,499	Kemet Corp.(a)	482,819
8,546	Key Tronic Corp.(a)	96,570
30,884	Kopin Corp.(a)	102,226
36,174	Kulicke & Soffa Industries, Inc.(a)	418,171
52,393	Lattice Semiconductor Corp.(a)	243,627
1,587	Linkedin Corp., Class A(a)	304,847
42,022	Lionbridge Technologies, Inc.(a)	143,715
3,782	Liquidity Services, Inc.(a)(b)	124,428
5,487	Littelfuse, Inc.	383,102
27,563	LTX-Credence Corp.(a)	162,622
21,996	Magnachip Semiconductor Corp.(a)	352,816
3,183	Manhattan Associates, Inc.(a)	223,478
26,009	ManTech International Corp., Class A(b)	694,180
5,252	MAXIMUS, Inc.	418,532
5,289	Measurement Specialties, Inc.(a)	226,211
39,995	Mentor Graphics Corp.	730,309
1,271	MercadoLibre, Inc. (Argentina)(b)	127,850
27,973	Mercury Systems, Inc.(a)	216,231
21,748	Methode Electronics, Inc.	312,736
18,528	Micrel, Inc.	186,392
21,344	MICROS Systems, Inc.(a)	905,199
31,038	Microsemi Corp.(a)	645,590
2,239	MicroStrategy, Inc., Class A(a)	201,935
20,802	MKS Instruments, Inc.	558,950
108,183	ModusLink Global Solutions, Inc.(a)	302,912
6,967	Monolithic Power Systems, Inc.	168,044
4,652	Monotype Imaging Holdings, Inc.	107,880
153,411	Monster Worldwide, Inc.(a)	671,940
11,071	Move, Inc.(a)	126,320
4,860	MTS Systems Corp.	296,217
10,565	Multi-Fineline Electronix, Inc.(a)	161,011
16,442	Nam Tai Electronics, Inc. (Hong Kong)	124,302
7,192	Nanometrics, Inc.(a)	100,904
15,131	National Instruments Corp.	413,530
29,985	NCI, Inc., Class A(a)	126,537
53,253	Net 1 UEPS Technologies, Inc.(a)	399,930
17,919	NETGEAR, Inc.(a)	533,807
10,944	NetScout Systems, Inc.(a)	249,633
15,653	NeuStar, Inc., Class A(a)	686,697

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,393	Newport Corp.(a)	$308,954
6,571	NIC, Inc.	110,656
80,986	Novatel Wireless, Inc.(a)	212,183
111,577	Oclaro, Inc.(a)(b)	151,745
78,387	OCZ Technology Group, Inc.(a)(b)	102,687
34,443	OmniVision Technologies, Inc.(a)	461,881
1,647	OpenTable, Inc.(a)(b)	91,227
11,227	Oplink Communications, Inc.(a)	184,347
30,273	Orbotech Ltd. (Israel)(a)	310,298
5,816	OSI Systems, Inc.(a)	333,257
11,262	Park Electrochemical Corp.	268,824
10,258	PC Connection, Inc.	158,384
13,449	PCM, Inc.(a)	97,505
14,624	Perficient, Inc.(a)	153,260
20,166	Pericom Semiconductor Corp.(a)	130,272
64,259	Photronics, Inc.(a)	507,004
11,568	Plantronics, Inc.	506,910
34,818	Plexus Corp.(a)	939,041
115,412	PMC - Sierra, Inc.(a)	664,773
5,017	Power Integrations, Inc.	207,754
119,078	Power-One, Inc.(a)	752,573
15,707	PRGX Global, Inc.(a)	87,802
21,189	Progress Software Corp.(a)	478,236
35,884	PTC, Inc.(a)	861,575
5,149	QLIK Technologies, Inc.(a)	133,925
64,040	QLogic Corp.(a)	695,474
245,000	Quantum Corp.(a)	350,350
31,325	QuinStreet, Inc.(a)	204,865
9,759	Rackspace Hosting, Inc.(a)	470,384
39,417	RadiSys Corp.(a)	195,508
6,500	RADWARE Ltd. (Israel)(a)	97,435
32,724	Rambus, Inc.(a)	227,759
8,450	RealD, Inc.(a)(b)	126,497
20,868	RealNetworks, Inc.(a)	160,684
139,202	RF Micro Devices, Inc.(a)	780,923
9,643	Richardson Electronics Ltd.	113,112
27,478	Riverbed Technology, Inc.(a)	408,323
16,009	Rofin-Sinar Technologies, Inc.(a)	398,624
6,223	Rogers Corp.(a)	265,349
20,042	Rubicon Technology, Inc.(a)(b)	148,511
12,007	Rudolph Technologies, Inc.(a)	140,122
32,898	Sapient Corp.(a)	384,249
24,537	ScanSource, Inc.(a)	710,837
13,609	SeaChange International, Inc.(a)	147,794
13,129	Semtech Corp.(a)	421,047
40,497	Sigma Designs, Inc.(a)	192,766
8,981	Silicon Graphics International Corp.(a)	116,753
27,935	Silicon Image, Inc.(a)	137,720
10,303	Silicon Laboratories, Inc.(a)	409,132
12,261	SINA Corp. (China)(a)	690,540
14,867	Sohu.com, Inc.(a)	764,758
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,165	SolarWinds, Inc.(a)	$110,090
11,122	Solera Holdings, Inc.	640,405
93,601	Sonus Networks, Inc.(a)	196,562
2,102	Sourcefire, Inc.(a)	100,392
61,472	Spansion, Inc., Class A(a)	798,521
9,862	SS&C Technologies Holdings, Inc.(a)	302,665
44,924	STEC, Inc.(a)(b)	163,074
90,957	STR Holdings, Inc.(a)	204,653
31,009	SunPower Corp.(a)(b)	421,412
21,542	Super Micro Computer, Inc.(a)	207,234
4,939	Supertex, Inc.	104,114
27,867	Sykes Enterprises, Inc.(a)	428,873
32,407	Symmetricom, Inc.(a)	168,516
9,858	Synaptics, Inc.(a)	406,445
5,278	Synchronoss Technologies, Inc.(a)	149,579
3,402	Syntel, Inc.	214,904
46,812	Take-Two Interactive Software, Inc.(a)	714,351
89,918	TeleCommunication Systems, Inc., Class A(a)	173,542
21,861	TeleTech Holdings, Inc.(a)	465,421
455,554	Tellabs, Inc.	942,997
5,143	Tessco Technologies, Inc.	105,123
29,952	Tessera Technologies, Inc.	610,122
34,712	TIBCO Software, Inc.(a)	673,760
12,352	TiVo, Inc.(a)	144,765
134,788	TriQuint Semiconductor, Inc.(a)	787,162
60,774	TTM Technologies, Inc.(a)	439,396
2,996	Tyler Technologies, Inc.(a)	189,467
1,121	Ultimate Software Group, Inc. (The)(a)	108,277
18,501	Ultra Clean Holdings, Inc.(a)	115,816
4,333	Ultratech, Inc.(a)	127,694
136,191	United Online, Inc.	926,099
3,880	Universal Display Corp.(a)(b)	121,987
77,339	Unwired Planet, Inc.(a)	153,131
71,312	UTStarcom Holdings Corp (Cayman Islands)(a)	197,534
20,501	ValueClick, Inc.(a)	632,661
8,929	Vantiv, Inc., Class A(a)	201,170
20,922	Veeco Instruments, Inc.(a)	796,501
35,832	Velti PLC (Jersey Islands)(a)(b)	71,664
47,385	VeriFone Systems, Inc.(a)	1,017,830
5,396	Verint Systems, Inc.(a)	178,284
15,457	Verisign, Inc.(a)	712,104
14,676	ViaSat, Inc.(a)	711,346
4,400	Virtusa Corp.(a)	97,724
11,238	Vishay Precision Group, Inc.(a)	161,041
12,474	VistaPrint NV (Netherlands)(a)(b)	508,939
8,083	VMware, Inc., Class A(a)	569,852
8,002	Volterra Semiconductor Corp.(a)	104,106
22,674	WebMD Health Corp.(a)	547,577
12,549	Websense, Inc.(a)	223,874
49,673	Westell Technologies, Inc., Class A(a)	97,359

See Notes to Financial Statements.

56

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,095	Wex, Inc.(a)	$689,219
9,834	XO Group, Inc.(a)	110,731
43,766	Xyratex Ltd. (Bermuda)	467,421
13,919	Yandex NV, Class A (Netherlands)(a)	358,275
18,127	Zebra Technologies Corp., Class A(a)	845,625
6,683	Zygo Corp.(a)	99,978
177,336	Zynga, Inc., Class A(a)(b)	565,702
		94,759,967
	Materials—5.6%
23,888	A. Schulman, Inc.	620,371
14,079	A.M. Castle & Co.(a)(b)	243,848
3,185	AEP Industries, Inc.(a)	245,564
11,292	Allied Nevada Gold Corp.(a)	120,824
14,261	AMCOL International Corp.	438,811
6,187	American Pacific Corp.(a)	151,643
3,284	American Vanguard Corp.	94,711
7,025	Axiall Corp.	368,461
4,795	Balchem Corp.	207,815
23,370	Berry Plastics Group, Inc.(a)	444,030
100,379	Boise, Inc.(a)	802,028
18,388	Buckeye Technologies, Inc.	691,205
19,982	Calgon Carbon Corp.(a)	340,493
18,431	Carpenter Technology Corp.	828,658
83,545	Century Aluminum Co.(a)	681,727
46,012	China Gerui Advanced Materials Group Ltd. (British Virgin Islands)(a)(b)	77,300
15,886	Clearwater Paper Corp.(a)	731,074
1,728	Deltic Timber Corp.	107,965
7,876	Eagle Materials, Inc.	533,599
166,703	Ferro Corp.(a)	1,173,589
7,352	Flotek Industries, Inc.(a)	117,926
8,764	FutureFuel Corp.	107,359
18,980	Globe Specialty Metals, Inc.	247,879
38,171	Golden Minerals Co.(a)(b)	69,471
76,516	Gulf Resources, Inc.(a)(b)	78,812
18,941	H.B. Fuller Co.	717,864
6,467	Handy & Harman Ltd.(a)	99,463
4,754	Hawkins, Inc.	176,801
4,913	Haynes International, Inc.	238,821
42,026	Headwaters, Inc.(a)	456,402
110,013	Hecla Mining Co.(b)	374,044
30,874	Horsehead Holding Corp.(a)	330,352
12,367	Innophos Holdings, Inc.	634,551
6,750	Innospec, Inc.	297,068
17,935	Intrepid Potash, Inc.	330,183
12,077	Kaiser Aluminum Corp.	760,851
13,981	KapStone Paper and Packaging Corp.	413,558
12,153	Koppers Holdings, Inc.	533,638
29,593	Kraton Performance Polymers, Inc.(a)	672,057
13,081	Kronos Worldwide, Inc.(b)	231,272
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,759	Landec Corp.(a)	$184,508
29,801	Louisiana-Pacific Corp.(a)	539,994
7,490	LSB Industries, Inc.(a)	244,623
20,406	Materion Corp.	540,555
57,689	Mercer International, Inc.(a)	362,864
15,223	Minerals Technologies, Inc.	618,511
30,562	Molycorp, Inc.(a)(b)	178,482
18,890	Myers Industries, Inc.	279,950
10,853	Neenah Paper, Inc.	312,132
3,044	NewMarket Corp.	817,923
46,323	Noranda Aluminum Holding Corp.	176,491
16,067	Olympic Steel, Inc.	321,340
45,338	Omnova Solutions, Inc.(a)	302,404
32,847	P.H. Glatfelter Co.	788,328
10,428	Penford Corp.(a)	114,708
36,439	PolyOne Corp.	820,971
5,463	Quaker Chemical Corp.	337,176
9,704	Royal Gold, Inc.	539,348
17,599	RTI International Metals, Inc.(a)	510,723
13,426	Schweitzer-Mauduit International, Inc.	540,934
20,438	Silgan Holdings, Inc.	978,367
7,904	Stepan Co.	450,054
52,172	Stillwater Mining Co.(a)	649,020
48,984	SunCoke Energy, Inc.(a)	741,128
7,692	Texas Industries, Inc.(a)(b)	489,827
10,890	Tredegar Corp.	322,344
24,596	Tronox Ltd., Class A (Australia)(b)	505,202
4,524	Universal Stainless & Alloy Products, Inc.(a)	158,159
21,150	US Concrete, Inc.(a)	328,671
36,148	Wausau Paper Corp.	367,987
5,641	Westlake Chemical Corp.	468,993
32,119	Worthington Industries, Inc.	1,033,589
34,950	Yongye International, Inc.(a)(b)	185,934
14,636	Zep, Inc.	222,467
15,779	Zoltek Cos., Inc.(a)	208,441
		31,434,236
	Telecommunication Services—1.5%
280,367	Alaska Communications Systems Group, Inc.(b)	454,194
5,381	Atlantic Tele-Network, Inc.	273,193
33,515	Cbeyond, Inc.(a)	294,262
65,940	Clearwire Corp., Class A(a)	221,558
8,199	Cogent Communications Group, Inc.	234,819
36,147	Consolidated Communications Holdings, Inc.(b)	666,189
55,587	Fairpoint Communications, Inc.(a)(b)	452,478
41,205	General Communication, Inc., Class A(a)	400,101
12,233	Hawaiian Telcom Holdco, Inc.(a)	295,672
15,054	HickoryTech Corp.	154,755
25,213	IDT Corp., Class B	372,900

See Notes to Financial Statements.

57

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
41,285	Iridium Communications, Inc.(a)(b)	$277,022
11,585	Lumos Networks Corp.	156,282
64,801	Neutral Tandem, Inc.	193,107
34,507	NTELOS Holdings Corp.	507,943
30,359	Premiere Global Services, Inc.(a)	340,932
28,130	Primus Telecommunications Group, Inc.	353,594
7,818	SBA Communications Corp., Class A(a)	617,544
16,266	Shenandoah Telecommunications Co.	266,600
19,601	United States Cellular Corp.(a)	753,462
54,354	USA Mobility, Inc.	737,584
91,374	Vonage Holdings Corp.(a)	278,691
		8,302,882
	Utilities—1.5%
8,461	American States Water Co.	469,416
4,371	Artesian Resources Corp., Class A	103,024
23,963	California Water Service Group	480,458
11,545	CH Energy Group, Inc.	750,079
5,721	Chesapeake Utilities Corp.	305,272
4,469	Connecticut Water Service, Inc.	127,277
10,713	Consolidated Water Co. Ltd. (Cayman Islands)	106,809
4,594	Delta Natural Gas Co., Inc.	99,598
22,271	El Paso Electric Co.	834,272
37,951	Empire District Electric Co. (The)	875,530
22,091	Laclede Group, Inc. (The)	1,031,871
11,915	MGE Energy, Inc.	665,453
9,349	Middlesex Water Co.	183,334
10,649	Ormat Technologies, Inc.(b)	231,509
25,168	Otter Tail Corp.	785,242
7,496	SJW Corp.	190,099
15,067	South Jersey Industries, Inc.	929,634
9,914	Unitil Corp.	300,493
5,436	York Water Co. (The)	101,925
		8,571,295
	Total Common Stocks and Other Equity Interests (Cost $514,817,580)	563,596,993
	Money Market Fund—0.0%
198,819	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $198,819)	198,819
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $515,016,399)—100.0%	563,795,812
Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—7.0%
39,195,769	Invesco Liquid Assets Portfolio - Institutional Class (Cost $39,195,769)(d)(e)	$39,195,769
	Total Investments (Cost $554,212,168)—107.0%	602,991,581
	Liabilities in excess of other assets—(7.0)%	(39,228,865)
	Net Assets—100.0%	$563,762,716

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at April 30, 2013.

(c)  Represents escrow units of beneficial interest in liquidating trust.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(e)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

58

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Statements of Assets and Liabilities

April 30, 2013

	PowerShares Dynamic MagniQuant Portfolio (PIQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares Dynamic OTC Portfolio (PWO)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
ASSETS:
Unaffiliated investments, at value(a)	$18,996,321	$140,995,838	$22,237,851	$1,776,924,930	$563,795,812
Affiliated investments, at value (Note 4)	—	—	—	24,038,125	39,195,769
Total investments, at value	18,996,321	140,995,838	22,237,851	1,800,963,055	602,991,581
Foreign currencies, at value	—	—	—	—	25,192
Receivables:
Expense waivers	4,810	404	5,882	65,681	27,537
Dividends	2,658	53,535	1,363	1,787,981	198,900
Investments sold	—	—	—	3,532,191	346,475
Foreign tax reclaims	—	—	—	392	—
Security lending	—	—	—	36,093	125,228
Shares sold	—	—	—	7,142,370	—
Total Assets	19,003,789	141,049,777	22,245,096	1,813,527,763	603,714,913
LIABILITIES:
Payables:
Shares repurchased	—	—	—	3,538,467	—
Investments purchased	—	201,331	—	7,108,089	99,639
Collateral upon return of securities loaned	—	—	—	22,469,535	39,195,769
Accrued advisory fees	7,626	56,957	8,928	413,650	131,544
Accrued trustees fees	8,623	20,833	9,394	46,463	18,250
Accrued expenses	72,791	113,092	66,826	1,501,508	506,995
Total Liabilities	89,040	392,213	85,148	35,077,712	39,952,197
NET ASSETS	$18,914,749	$140,657,564	$22,159,948	$1,778,450,051	$563,762,716
NET ASSETS CONSIST OF:
Shares of beneficial interest	$48,142,323	$499,275,548	$101,577,628	$1,659,657,464	$542,640,371
Undistributed net investment income	1,066	151,975	1,634	4,084,962	1,093,435
Undistributed net realized gain (loss)	(31,998,670)	(372,645,839)	(82,301,898)	(187,591,875)	(28,750,139)
Net unrealized appreciation	2,770,030	13,875,880	2,882,584	302,299,500	48,779,049
Net Assets	$18,914,749	$140,657,564	$22,159,948	$1,778,450,051	$563,762,716
Shares outstanding (unlimited amount authorized, $0.01 par value)	600,000	2,500,000	400,000	24,900,000	7,250,000
Net asset value	$31.52	$56.26	$55.40	$71.42	$77.76
Market price	$31.47	$56.23	$55.32	$71.42	$77.67
Unaffiliated investments, at cost	$16,226,291	$127,119,958	$19,355,267	$1,474,842,323	$515,016,399
Affiliated investments, at cost	$—	$—	$—	$23,821,232	$39,195,769
Total investments, at cost	$16,226,291	$127,119,958	$19,355,267	$1,498,663,555	$554,212,168
Foreign currencies, at cost	$—	$—	$—	$—	$25,556
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$21,784,926	$38,195,943

See Notes to Financial Statements.

60

Statement of Operations

Year Ended April 30, 2013

	PowerShares Dynamic MagniQuant Portfolio (PIQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares Dynamic OTC Portfolio (PWO)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
INVESTMENT INCOME:
Unaffiliated dividend income	$419,411	$2,973,165	$488,890	$36,399,522	$8,739,578
Affiliated dividend income	—	—	—	20,757	45,079
Securities lending income	—	—	—	495,322	908,911
Foreign withholding tax	—	—	—	(34,784)	(32,428)
Total Income	419,411	2,973,165	488,890	36,880,817	9,661,140
EXPENSES:
Advisory fees	86,482	650,801	120,954	4,294,300	1,380,337
Accounting & administration fees	57,844	57,844	57,844	342,143	110,175
Professional fees	21,190	16,945	21,919	83,904	32,255
Custodian & transfer agent fees	20,447	20,369	14,132	83,278	57,050
Sub-licensing	8,648	42,047	7,253	1,332,592	428,341
Trustees fees	5,680	8,119	5,792	39,815	16,548
Other expenses	4,809	(11,568)	2,844	133,907	43,347
Total Expenses	205,100	784,557	230,738	6,309,939	2,068,053
Waivers	(92,649)	(2,910)	(85,598)	(519,689)	(211,738)
Net Expenses	112,451	781,647	145,140	5,790,250	1,856,315
Net Investment Income	306,960	2,191,518	343,750	31,090,567	7,804,825
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(1,636,032)	(9,005,989)	(3,022,015)	(6,704,110)	(338,652)
In-kind redemptions	3,335,728	28,921,292	4,203,848	70,564,107	34,257,434
Foreign currencies	—	—	—	(13,292)	(36)
Net realized gain	1,699,696	19,915,303	1,181,833	63,846,705	33,918,746
Change in net unrealized appreciation on:
Investment securities	1,413,674	5,567,136	302,308	215,084,872	44,373,721
Foreign currencies	—	—	—	—	282
Net change in unrealized appreciation	1,413,674	5,567,136	302,308	215,084,872	44,374,003
Net realized and unrealized gain	3,113,370	25,482,439	1,484,141	278,931,577	78,292,749
Net increase in net assets resulting from operations	$3,420,330	$27,673,957	$1,827,891	$310,022,144	$86,097,574

See Notes to Financial Statements.

61

Statements of Changes in Net Assets

	PowerShares Dynamic MagniQuant Portfolio (PIQ)		PowerShares Dynamic Market Portfolio (PWC)		PowerShares Dynamic OTC Portfolio (PWO)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$306,960	$138,735	$2,191,518	$1,471,419	$343,750	$65,769
Net realized gain (loss)	1,699,696	1,237,656	19,915,303	(1,287,554)	1,181,833	1,225,226
Net change in unrealized appreciation (depreciation)	1,413,674	(2,345,790)	5,567,136	(7,880,233)	302,308	(3,319,406)
Net increase (decrease) in net assets resulting from operations	3,420,330	(969,399)	27,673,957	(7,696,368)	1,827,891	(2,028,411)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(330,631)	(131,104)	(2,277,011)	(1,361,510)	(376,429)	(21,198)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	20,180,567	26,804,052	188,278,816	201,665,339	22,456,458	42,152,256
Value of shares repurchased	(22,839,404)	(34,244,116)	(201,661,797)	(252,171,146)	(29,971,505)	(52,199,792)
Net increase (decrease) in net assets resulting from shares transactions	(2,658,837)	(7,440,064)	(13,382,981)	(50,505,807)	(7,515,047)	(10,047,536)
Increase (Decrease) in Net Assets	430,862	(8,540,567)	12,013,965	(59,563,685)	(6,063,585)	(12,097,145)
NET ASSETS:
Beginning of year	18,483,887	27,024,454	128,643,599	188,207,284	28,223,533	40,320,678
End of year	$18,914,749	$18,483,887	$140,657,564	$128,643,599	$22,159,948	$28,223,533
Undistributed net investment income at end of year	$1,066	$34,875	$151,975	$164,192	$1,634	$38,896
CHANGES IN SHARES OUTSTANDING:
Shares sold	750,000	1,050,000	3,900,000	4,450,000	450,000	850,000
Shares repurchased	(850,000)	(1,350,000)	(4,150,000)	(5,600,000)	(600,000)	(1,050,000)
Shares outstanding, beginning of year	700,000	1,000,000	2,750,000	3,900,000	550,000	750,000
Shares outstanding, end of year	600,000	700,000	2,500,000	2,750,000	400,000	550,000
See Notes to Financial Statements.

62

	PowerShares FTSE RAFI US 1000 Portfolio (PRF)		PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income	$31,090,567	$23,878,068	$7,804,825	$4,361,493
Net realized gain (loss)	63,846,705	36,528,515	33,918,746	26,484,496
Net change in unrealized appreciation (depreciation)	215,084,872	(51,057,800)	44,374,003	(49,174,165)
Net increase (decrease) in net assets resulting from operations	310,022,144	9,348,783	86,097,574	(18,328,176)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(30,575,583)	(23,834,366)	(7,992,111)	(3,690,489)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	319,681,049	338,194,606	130,742,268	179,108,809
Value of shares repurchased	(209,338,770)	(143,294,034)	(108,729,552)	(103,271,648)
Net increase (decrease) in net assets resulting from shares transactions	110,342,279	194,900,572	22,012,716	75,837,161
Increase (Decrease) in Net Assets	389,788,840	180,414,989	100,118,179	53,818,496
NET ASSETS:
Beginning of year	1,388,661,211	1,208,246,222	463,644,537	409,826,041
End of year	$1,778,450,051	$1,388,661,211	$563,762,716	$463,644,537
Undistributed net investment income at end of year	$4,084,962	$3,564,429	$1,093,435	$1,048,738
CHANGES IN SHARES OUTSTANDING:
Shares sold	4,900,000	5,800,000	1,800,000	2,750,000
Shares repurchased	(3,250,000)	(2,450,000)	(1,500,000)	(1,600,000)
Shares outstanding, beginning of year	23,250,000	19,900,000	6,950,000	5,800,000
Shares outstanding, end of year	24,900,000	23,250,000	7,250,000	6,950,000

63

Financial Highlights

PowerShares Dynamic MagniQuant Portfolio (PIQ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$26.41	$27.02	$22.56	$16.85	$25.08
Net investment income(a)	0.48	0.18	0.19	0.09	0.14
Net realized and unrealized gain (loss) on investments	5.16	(0.62)	4.45	5.71	(8.24)
Total from investment operations	5.64	(0.44)	4.64	5.80	(8.10)
Distributions to shareholders from:
Net investment income	(0.53)	(0.17)	(0.18)	(0.09)	(0.13)
Net asset value at end of year	$31.52	$26.41	$27.02	$22.56	$16.85
Market price at end of year(b)	$31.47	$26.40	$27.03	$22.56	$16.84
NET ASSET VALUE TOTAL RETURN(c)	21.70%	(1.55)%	20.72%	34.54%	(32.40)%
MARKET PRICE TOTAL RETURN(c)	21.56%	(1.63)%	20.76%	34.62%	(32.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$18,915	$18,484	$27,024	$27,073	$28,651
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.19%	1.22%	1.08%	0.98%	0.87%
Net investment income, after Waivers	1.77%	0.73%	0.83%	0.45%	0.70%
Portfolio turnover rate(d)	118%	110%	93%	98%	102%

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$46.78	$48.26	$40.38	$31.42	$48.12
Net investment income(a)	0.82	0.44	0.57	0.33	0.50
Net realized and unrealized gain (loss) on investments	9.51	(1.52)	7.94	8.97	(16.72)
Total from investment operations	10.33	(1.08)	8.51	9.30	(16.22)
Distributions to shareholders from:
Net investment income	(0.85)	(0.40)	(0.63)	(0.34)	(0.48)
Net asset value at end of year	$56.26	$46.78	$48.26	$40.38	$31.42
Market price at end of year(b)	$56.23	$46.75	$48.24	$40.38	$31.41
NET ASSET VALUE TOTAL RETURN(c)	22.39%	(2.12)%	21.34%	29.75%	(33.86)%
MARKET PRICE TOTAL RETURN(c)	22.40%	(2.14)%	21.29%	29.80%	(33.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$140,658	$128,644	$188,207	$230,151	$260,779
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.62%	0.64%	0.60%	0.60%
Net investment income, after Waivers	1.68%	1.00%	1.38%	0.92%	1.28%
Portfolio turnover rate(d)	166%	133%	107%	98%	113%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

64

Financial Highlights (Continued)

PowerShares Dynamic OTC Portfolio (PWO)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$51.32		$53.76	$45.15	$32.83	$46.92
Net investment income(a)	0.71	(b)	0.10	0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	4.18		(2.50)	8.65	12.36	(14.12)
Total from investment operations	4.89		(2.40)	8.72	12.37	(14.09)
Distributions to shareholders from:
Net investment income	(0.81)		(0.04)	(0.11)	(0.05)	—
Net asset value at end of year	$55.40		$51.32	$53.76	$45.15	$32.83
Market price at end of year(c)	$55.32		$51.30	$53.75	$45.15	$32.83
NET ASSET VALUE TOTAL RETURN(d)	9.75%		(4.46)%	19.34%	37.73%	(30.03)%
MARKET PRICE TOTAL RETURN(d)	9.63%		(4.48)%	19.31%	37.73%	(30.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$22,160		$28,224	$40,321	$40,635	$39,393
Ratio to average net assets of:
Expenses, after Waivers	0.60%		0.60%	0.60%	0.60%	0.59%
Expenses, prior to Waivers	0.95%		0.93%	0.91%	0.85%	0.74%
Net investment income, after Waivers	1.42	%(b)	0.22%	0.15%	0.01%	0.08%
Portfolio turnover rate(e)	118%		99%	75%	90%	77%

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$59.73	$60.72	$52.93	$34.78	$55.15
Net investment income(a)	1.31	1.12	1.07	0.62	0.97
Net realized and unrealized gain (loss) on investments	11.66	(0.99)	7.63	18.21	(20.26)
Total from investment operations	12.97	0.13	8.70	18.83	(19.29)
Distributions to shareholders from:
Net investment income	(1.28)	(1.12)	(0.91)	(0.68)	(1.08)
Net asset value at end of year	$71.42	$59.73	$60.72	$52.93	$34.78
Market price at end of year(c)	$71.42	$59.72	$60.71	$52.96	$34.78
NET ASSET VALUE TOTAL RETURN(d)	22.06%	0.41%	16.72%	54.57%	(35.26)%
MARKET PRICE TOTAL RETURN(d)	22.09%	0.41%	16.63%	54.66%	(35.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$1,778,450	$1,388,661	$1,208,246	$648,428	$396,443
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.58%
Expenses, prior to Waivers	0.43%	0.43%	0.44%	0.45%	0.60%
Net investment income, after Waivers	2.10%	2.00%	2.01%	1.38%	2.34%
Portfolio turnover rate(e)	13%	6%	9%	24%	15%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

65

Financial Highlights (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$66.71	$70.66	$59.82	$34.96		$50.36
Net investment income(a)	1.13	0.73	0.50	0.32		0.46
Net realized and unrealized gain (loss) on investments	11.08	(4.04)	10.80	24.88		(15.42)
Total from investment operations	12.21	(3.31)	11.30	25.20		(14.96)
Distributions to shareholders from:
Net investment income	(1.16)	(0.64)	(0.46)	(0.34)		(0.44)
Net asset value at end of year	$77.76	$66.71	$70.66	$59.82		$34.96
Market price at end of year(b)	$77.67	$66.72	$70.64	$59.79		$34.90
NET ASSET VALUE TOTAL RETURN(c)	18.56%	(4.60)%	19.04%	72.38	%(d)	(29.79)%
MARKET PRICE TOTAL RETURN(c)	18.41%	(4.56)%	19.06%	72.59%		(29.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$563,763	$463,645	$409,826	$284,135		$94,399
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%		0.58%
Expenses, prior to Waivers	0.43%	0.44%	0.46%	0.51%		0.79%
Net investment income, after Waivers	1.64%	1.17%	0.82%	0.67%		1.22%
Portfolio turnover rate(e)	30%	15%	19%	16%		15%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.17 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 71.89%.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

66

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic MagniQuant Portfolio (PIQ)	"Dynamic MagniQuant Portfolio"
PowerShares Dynamic Market Portfolio (PWC)	"Dynamic Market Portfolio"
PowerShares Dynamic OTC Portfolio (PWO)	"Dynamic OTC Portfolio"
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	"FTSE RAFI US 1000 Portfolio"
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	"FTSE RAFI US 1500 Small-Mid Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca"), except for Shares of FTSE RAFI US 1500 Small-Mid Portfolio, which is listed and traded on The NASDAQ Stock Market LLC.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Dynamic MagniQuant Portfolio	Dynamic Top 200 IntellidexSM Index
Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index
FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

67

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

68

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities a Fund holds; the price of securities of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

69

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Over-the Counter Risk. For Dynamic OTC Portfolio, over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

70

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	For the year ended April 30, 2013	For the year ended April 30, 2012
Dynamic MagniQuant Portfolio	$4,694	$13,776
Dynamic Market Portfolio	(10,907)	(27,567)
Dynamic OTC Portfolio	21,191	(405)
FTSE RAFI US 1000 Portfolio	(797,967)	(1,086,347)
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	(122,254)	(168,937)

*  An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

71

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the Year Ended April 30,
	2013	2012		2011	2010		2009
Dynamic MagniQuant Portfolio	$(0.01)	$(0.02)		$(0.01)	$(0.00	)(a)	$(0.01)
Dynamic Market Portfolio	0.00 (a)	0.01		0.00 (a)	0.00	(a)	(0.01)
Dynamic OTC Portfolio	(0.04)	0.00	(a)	(0.02)	(0.01)		(0.02)
FTSE RAFI US 1000 Portfolio	0.03	0.05		0.14	0.01		(0.07)
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	0.02	0.03		0.03	0.08		0.00 (a)

(a)  Amount represents less than $0.005.

H. Securities Lending

FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio may lend portfolio securities having a market value up to one-third of each Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. Each of the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust. For the Dynamic MagniQuant Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of the Fund from exceeding 0.60% of

72

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

the Fund's average daily net assets per year (the "Expense Cap"), through at least August 31, 2014. The Expense Cap for the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio is 0.39% of each Fund's average daily net assets per year, through at least August 31, 2014, and sub-licensing fees are included in the expenses subject to the Expense Cap. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. For the Dynamic Market Portfolio and the Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year, through at least August 31, 2014.

For the Dynamic MagniQuant Portfolio, the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For the Dynamic Market Portfolio and the Dynamic OTC Portfolio, the expenses borne by the Adviser are not subject to recapture.

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/14	04/30/15	4/30/16
Dynamic MagniQuant Portfolio	$322,019	$121,412	$107,958	$92,649
FTSE RAFI US 1000 Portfolio	1,380,445	439,944	420,812	519,689
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	638,785	240,876	186,171	211,738

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each a "Licensor"):

Fund	Licensor
Dynamic MagniQuant Portfolio	NYSE Arca, Inc.
Dynamic Market Portfolio	NYSE Arca, Inc.
Dynamic OTC Portfolio	NYSE Arca, Inc.
FTSE RAFI US 1000 Portfolio	FTSE International Ltd.
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant

73

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

to the Trust's sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser of the Funds is a subsidiary of Invesco Ltd. and therefore Invesco Ltd. is considered to be affiliated with the FTSE RAFI US 1000 Portfolio. Invesco Mortgage Capital, Inc. REIT, FTSE RAFI 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio are affiliated by each having an investment adviser that is a wholly owned subsidiary of Invesco Ltd. The table below shows each Fund's transactions in and earnings from its respective investment in Invesco Ltd. or Invesco Mortgage Capital, Inc. REIT for the fiscal year end April 30, 2013.

FTSE RAFI US 1000 Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2013	Dividend Income
Invesco Ltd.	$500,526	$713,755	$(66,260)	$197,442	$7,201	$1,352,664	$14,329
Invesco Mortgage Capital Inc. REIT	—	218,454	(1,277)	(1,259)	8	215,926	6,428

FTSE RAFI US 1500 Small-Mid Portfolio

	Value April 30, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2013	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$476,351	$160,413	$(750,576)	$26,267	$87,545	$—	$45,079

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

74

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1500 Small-Mid Portfolio
Equity Securities	$563,411,059	$185,934	$0	$563,596,993
Money Market Fund	39,394,588	—	—	39,394,588
Total Investments	$602,805,647	$185,934	$0	$602,991,581

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013	2012
	Ordinary Income	Ordinary Income
Dynamic MagniQuant Portfolio	$330,631	$131,104
Dynamic Market Portfolio	2,277,011	1,361,510
Dynamic OTC Portfolio	376,429	21,198
FTSE RAFI US 1000 Portfolio	30,575,583	23,834,366
FTSE RAFI US 1500 Small-Mid Portfolio	7,992,111	3,690,489

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation – Investment Securities	Net Unrealized Appreciation (Depreciation) – Other Investments	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic MagniQuant Portfolio	$8,932	$(7,866)	$2,716,259	$—	$(31,597,562)	$(347,337)	$48,142,323	$18,914,749
Dynamic Market Portfolio	171,760	(19,785)	13,413,533	—	(371,025,294)	(1,158,198)	499,275,548	140,657,564
Dynamic OTC Portfolio	10,248	(8,614)	2,772,472	—	(81,138,870)	(1,052,916)	101,577,628	22,159,948

75

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation – Investment Securities	Net Unrealized Appreciation (Depreciation) – Other Investments	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
FTSE RAFI US 1000 Portfolio	$4,128,662	$(43,658)	$259,784,614	$—	$(139,728,679)	$(5,348,352)	$1,659,657,464	$1,778,450,051
FTSE RAFI US 1500 Small-Mid Portfolio	1,256,585	(16,785)	38,114,541	(364)	(17,702,538)	(529,094)	542,640,371	563,762,716

*  The Funds will elect to defer net capital losses incurred after October 31 ("Post-October Capital Losses") within the taxable year, that are deemed to arise on the first business day of each Fund's next taxable year.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of April 30, 2013, which expires as follows:

							Post-effective no expiration
	2014	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
Dynamic MagniQuant Portfolio	$—	$—	$5,211,608	$10,595,808	$7,191,135	$3,524,581	$2,624,138	$2,450,292	$31,597,562	$—	$—
Dynamic Market Portfolio	13,686,812	65,552,628	39,899,556	96,635,542	104,214,879	15,461,574	35,337,138	237,165	371,025,294	—	5,021,729
Dynamic OTC Portfolio	5,449,844	21,767,708	11,353,752	15,764,010	14,947,690	3,683,431	8,046,056	126,379	81,138,870	—	5,297,385
FTSE RAFI US 1000 Portfolio	—	44,432	1,148,192	44,806,580	49,808,238	38,490,195	—	5,431,042	139,728,679	—	—
FTSE RAFI US 1500 Small-Mid Portfolio	—	5,818	128,460	8,229,508	5,168,127	2,475,894	—	1,694,731	17,702,538	—	—

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

76

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 7. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic MagniQuant Portfolio	$20,772,385	$20,691,219
Dynamic Market Portfolio	218,016,104	216,531,438
Dynamic OTC Portfolio	28,719,389	29,978,346
FTSE RAFI US 1000 Portfolio	198,982,662	195,000,875
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	147,006,271	144,038,856

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic MagniQuant Portfolio	$22,646,292	$25,326,273
Dynamic Market Portfolio	189,198,779	203,560,197
Dynamic OTC Portfolio	27,121,224	33,347,059
FTSE RAFI US 1000 Portfolio	317,451,025	209,714,173
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	129,514,548	109,629,043

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic MagniQuant Portfolio	$16,280,062	$2,716,259	$2,940,322	$(224,063)
Dynamic Market Portfolio	127,582,305	13,413,533	14,751,005	(1,337,472)
Dynamic OTC Portfolio	19,465,379	2,772,472	2,991,164	(218,692)
FTSE RAFI US 1000 Portfolio	1,541,178,441	259,784,614	333,626,685	(73,842,071)
FTSE RAFI US 1500 Small-Mid Portfolio	564,877,040	38,114,541	85,971,511	(47,856,970)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss)

77

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic MagniQuant Portfolio	$(10,138)	$(3,324,287)	$3,334,425
Dynamic Market Portfolio	73,276	(23,921,559)	23,848,283
Dynamic OTC Portfolio	(4,583)	1,117,570	(1,112,987)
FTSE RAFI US 1000 Portfolio	5,549	(62,209,133)	62,203,584
FTSE RAFI US 1500 Small-Mid Portfolio	231,983	(32,982,387)	32,750,404

Note 9. Trustees' Fees

The Funds compensate each Independent Trustee. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

78

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchanged-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the change in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

80

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
Dynamic MagniQuant Portfolio	100%	100%
Dynamic Market Portfolio	100%	100%
Dynamic OTC Portfolio	100%	92%
FTSE RAFI US 1000 Portfolio	100%	100%
FTSE RAFI US 1500 Small-Mid Portfolio	80%	73%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

81

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

82

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

83

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

84

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

85

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

86

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC
(2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator
(2003-2005).
David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

87

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

90

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

91

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental

92

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares

93

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio which, was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio,

94

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its

95

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

96

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-2

2013 Annual Report to Shareholders

April 30, 2013

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

PowerShares Dynamic Building & Construction Portfolio (PKB)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

PowerShares Dynamic Media Portfolio (PBS)

PowerShares Dynamic Networking Portfolio (PXQ)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

PowerShares Dynamic Retail Portfolio (PMR)

PowerShares Dynamic Semiconductors Portfolio (PSI)

PowerShares Dynamic Software Portfolio (PSJ)

The Market Environment	2
Manager's Analysis	4
Fees and Expenses	51
Industry Portfolios
Schedules of Investments
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	53
PowerShares Dynamic Building & Construction Portfolio (PKB)	54
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	55
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	56
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	57
PowerShares Dynamic Media Portfolio (PBS)	58
PowerShares Dynamic Networking Portfolio (PXQ)	59
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	60
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	61
PowerShares Dynamic Retail Portfolio (PMR)	62
PowerShares Dynamic Semiconductors Portfolio (PSI)	63
PowerShares Dynamic Software Portfolio (PSJ)	64
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	74
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	94
Tax Information	95
Trustees and Officers	96
Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement	105

The Market Environment

Domestic Equity:

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the U.S., where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

In early fall, as the European Central Bank implemented new measures to support member economies and the U.S. Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding U.S. election results, "fiscal cliff" negotiations and sequestration spending cuts in early 2013. However, for the first time in years, U.S. markets appeared willing to look past national headline events. U.S. equity markets were generally strong in the final five months of the reporting period, with major market indexes setting multi-year or even all-time highs.

2

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Manager's Analysis

PowerShares Dynamic Biotechnology & Genome Portfolio (ticker: PBE)

As an index fund, the PowerShares Dynamic Biotechnology & Genome Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotechnology & Genome IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 27.29%. On a net asset value ("NAV") basis, the Fund returned 26.96%. During the same time period, the Index returned 27.90%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Biotech Index returned 59.75%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Biotech Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 14 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Biotech Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Biotech industry. It is important to note, however, that the Index includes stocks from its Biotechnology & Genome Group Universe of which approximately 90% are considered Pharmaceuticals, Biotechnology & Life Sciences, while the remaining 10% of the index contains stocks in other industry groups including Materials, Health Care Equipment & Services and Technology Hardware & Equipment. The S&P Composite 1500 Biotech Index contains 100% Biotechnology companies. This benchmark is relevant as a comparison, but the disparity in pure biotechnology exposure may produce some differences in performance when compared to the Fund. The S&P 500® Index does not have the same specific Biotechnology industry relevance as the S&P Composite 1500 Biotech Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

In addition, the performance of the Fund differed from the Benchmark Indices, in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to

4

Manager's Analysis (Continued)

PowerShares Dynamic Biotechnology & Genome Portfolio (ticker: PBE)

the S&P Composite 1500 Biotech Index, the Fund primarily underperformed during the fiscal year ended April 30, 2013, due to poor performance of specific stocks in the Biotechnology industry. Underperformance also came from the Fund's allocations to the Life Sciences Tools & Services, Pharmaceuticals and Specialty Chemicals industries, each of which underperformed the Biotechnology industry.

Relative to the S&P 500® Index, the Fund was overweight in the Health Care sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

For the fiscal year ended April 30, 2013, the Biotechnology industry contributed most significantly to the Fund's return, followed by the Pharmaceuticals and Electronics industries, respectively. The Healthcare-Products industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Pharmacyclics, Inc., a pharmaceuticals company (portfolio average weight of 3.51%); and Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 3.98%). Positions that detracted most significantly from the Fund's return included Progenics Pharmaceuticals Inc., a pharmaceuticals company (no longer held at April 30, 2013); and Luminex Corp., a healthcare-products company (portfolio average weight of 2.53%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Biotechnology	57.0
Pharmaceuticals	24.5
Healthcare-Products	7.0
Electronics	6.9
Chemicals	4.6
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Regeneron Pharmaceuticals, Inc.	6.0
Biogen Idec, Inc.	5.9
Life Technologies Corp.	5.6
Amgen, Inc.	5.3
Gilead Sciences, Inc.	5.3
Sigma-Aldrich Corp.	4.6
Waters Corp.	4.4
NPS Pharmaceuticals, Inc.	4.2
Pharmacyclics, Inc.	4.0
Isis Pharmaceuticals, Inc.	3.7
Total	49.0

5

Manager's Analysis (Continued)

PowerShares Dynamic Biotechnology & Genome Portfolio (ticker: PBE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)     As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Biotechnology & Genome IntellidexSM Index	27.90%	13.67%	46.86%	10.82%	67.11%	9.29%	100.84%
S&P Composite 1500 Biotech Index	59.75%	32.25%	131.29%	18.53%	133.93%	14.82%	195.19%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	26.96%	12.84%	43.67%	9.83%	59.78%	8.74%	93.01%
Market Price Return	27.29%	12.83%	43.65%	9.82%	59.74%	8.73%	92.95%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

6

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Manager's Analysis

PowerShares Dynamic Building & Construction Portfolio (ticker: PKB)

As an index fund, the PowerShares Dynamic Building & Construction Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the index provider selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and, ranks them according to their model score. The index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 39.01%. On a net asset value ("NAV") basis, the Fund returned 38.85%. During the same time period, the Index returned 40.47%. After fees and operating expenses that the Fund incurred during the period, the Fund underperformed its Index primarily due to timing of the sale of Class B shares of Nacco-Hyster-Yale received in a spinoff transaction in October 2012.

During this same time period, the S&P Composite 1500 Construction & Engineering Index returned 11.30%, the S&P Composite 1500 Homebuilders Index returned 61.63%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Construction & Engineering Index, S&P Composite 1500 Homebuilders Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 12, 11 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Construction & Engineering Index and the S&P Composite 1500 Homebuilders Index as comparative indices to the Fund because of their recognition in the marketplace and their shared exposure to the Construction and Homebuilding industries. These reasons make their performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific industry relevance as the S&P Composite 1500 Construction & Engineering Index and the S&P Composite 1500 Homebuilders Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices, in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the indexes select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Construction & Engineering Index, the Fund's outperformance can be primarily attributed to its smaller allocation to the Construction & Engineering industry during the fiscal year ended April 30, 2013. Compared to the S&P Composite 1500 Homebuilders Index, the Fund's underperformance can be

8

Manager's Analysis (Continued)

PowerShares Dynamic Building & Construction Portfolio (ticker: PKB)

primarily attributed to its smaller allocation to the Homebuilding industry during the fiscal year ended April 30, 2013.

Relative to the S&P 500® Index, the Fund from a broad perspective was overweight in the Consumer Discretionary, Materials, and Industrials sectors and also benefited from superior performance of specific stocks within the Index in these three sectors during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations and positive stock selections within the Index.

For the fiscal year ended April 30, 2013, the Home Builders industry contributed most significantly to the Fund's return, followed by the Building Materials and Retail industries, respectively. The Real Estate industry detracted most from the Fund's return, followed by the Holding Companies-Diversified and Environmental Control industries, respectively.

Positions that contributed most significantly to the Fund's return included Lumber Liquidators Holdings, Inc., a retail company (portfolio average weight of 2.69%); and PulteGroup, Inc., a home builders company (portfolio average weight of 4.52%). Positions that detracted most significantly from the Fund's return included Jacobs Engineering Group, Inc., an engineering & construction company (portfolio average weight of 1.27%); and Forest City Enterprises Inc. Class A, a real estate company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Home Builders	22.0
Building Materials	21.9
Engineering & Construction	14.8
Retail	13.8
Miscellaneous Manufacturing	7.6
Distribution/Wholesale	5.5
Textiles	5.0
Auto Manufacturers	2.6
Environmental Control	2.3
Machinery-Construction & Mining	2.3
Forest Products & Paper	2.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Home Depot, Inc. (The)	5.3
PulteGroup, Inc.	5.3
Lennar Corp., Class A	5.2
Mohawk Industries, Inc.	5.0
NVR, Inc.	4.9
Jacobs Engineering Group, Inc.	4.9
Ingersoll-Rand PLC	4.9
Lowe's Cos., Inc.	4.9
Lumber Liquidators Holdings, Inc.	3.6
Ryland Group, Inc. (The)	3.3
Total	47.3

9

Manager's Analysis (Continued)

PowerShares Dynamic Building & Construction Portfolio (ticker: PKB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Building & Construction IntellidexSM Index	40.47%	15.67%	54.76%	4.91%	27.07%	5.33%	47.72%
S&P Composite 1500 Construction & Engineering Index	11.30%	3.86%	12.03%	-3.15%	-14.81%	7.64%	73.68%
S&P Composite 1500 Homebuilders Index	61.63%	18.48%	66.30%	9.12%	54.74%	-5.16%	-32.80%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	38.85%	14.66%	50.73%	4.05%	21.96%	4.39%	38.10%
Market Price Return	39.01%	14.62%	50.58%	4.04%	21.91%	4.37%	37.86%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.01%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

10

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Manager's Analysis

PowerShares Dynamic Energy Exploration & Production Portfolio (ticker: PXE)

As an index fund, the PowerShares Dynamic Energy Exploration & Production Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 26.03%. On a net asset value ("NAV") basis, the Fund returned 26.14%. During the same time period, the Index returned 27.31%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Oil & Gas Exploration & Production Index returned 6.43%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Oil & Gas Exploration & Production Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 36 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another similar to the Index as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Oil & Gas Exploration & Production Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the oil & gas exploration & production industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific oil and gas exploration and production relevance as the S&P Composite 1500 Oil & Gas Exploration & Production Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the indexes select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Oil & Gas Exploration & Production Index, the Fund benefited from a higher allocation to the Oil & Gas Refining & Marketing sub-industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the index during the period can be attributed to this industry allocation.

12

Manager's Analysis (Continued)

PowerShares Dynamic Energy Exploration & Production Portfolio (ticker: PXE)

Relative to the S&P 500® Index, the Fund was overweight in the Energy sector and benefited from the positive performance of specific stocks included within the Index from that sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation and specific stock performance.

For the fiscal year ended April 30, 2013, the Oil Refining & Marketing sub-industry contributed most significantly to the Fund's return, followed by the Oil Companies-Integrated and Gas-Distribution sub-industries, respectively. The Oil Companies-Exploration & Production sub-industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Marathon Petroleum Corp., an oil refining & marketing company (portfolio average weight of 5.55%); and Valero Energy Corp., an oil refining & marketing company (portfolio average weight of 5.33%). Positions that detracted most significantly from the Fund's return included Clayton Williams Energy Inc., an oil companies-exploration & production company (no longer held at April 30, 2013); and W&T Offshore, Inc., an oil companies-exploration & production company (portfolio average weight of 1.92%).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Oil Companies-Exploration & Production	47.4
Oil Refining & Marketing	32.3
Oil Companies-Integrated	17.3
Gas-Distribution	3.0
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Southwestern Energy Co.	5.8
Occidental Petroleum Corp.	5.5
ConocoPhillips	5.3
Murphy Oil Corp.	5.2
Marathon Petroleum Corp.	4.9
Phillips 66	4.9
Marathon Oil Corp.	4.8
Valero Energy Corp.	4.5
EPL Oil & Gas, Inc.	3.6
EQT Corp.	3.5
Total	48.0

13

Manager's Analysis (Continued)

PowerShares Dynamic Energy Exploration & Production Portfolio (ticker: PXE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Energy Exploration & Production IntellidexSM Index	27.31%	20.65%	75.61%	4.42%	24.17%	10.44%	110.80%
S&P Composite 1500 Oil/Gas Exploration & Production Index	6.43%	4.13%	12.91%	-3.30%	-15.45%	6.97%	65.71%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	26.14%	19.69%	71.47%	3.67%	19.76%	9.73%	100.80%
Market Price Return	26.03%	19.64%	71.24%	3.67%	19.74%	9.69%	100.29%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.73%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

14

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Manager's Analysis

PowerShares Dynamic Food & Beverage Portfolio (ticker: PBJ)

As an index fund, the PowerShares Dynamic Food & Beverage Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 21.40%. On a net asset value ("NAV") basis, the Fund returned 21.45%. During the same time period, the Index returned 22.23%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Food Beverage & Tobacco Index returned 20.24%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Food Beverage & Tobacco Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 50 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Food Beverage & Tobacco Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Food & Beverage industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific Food & Beverage industry relevance as the S&P Composite 1500 Food Beverage & Tobacco Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Food Beverage & Tobacco Index, the Fund benefited from exposure to the Restaurant sub-industry and being overweight in the Distillers & Vintners sub-industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to that index during the period can be attributed to these sub-industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Staples sector and underweight the Information Technology sector during the fiscal year ended April 30, 2013. The majority

16

Manager's Analysis (Continued)

PowerShares Dynamic Food & Beverage Portfolio (ticker: PBJ)

of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2013, the Food-Miscellaneous/Diversified sub-industry contributed most significantly to the Fund's return, followed by the Retail-Restaurants and Beverages-Wine/Spirits sub-industries, respectively. The Food-Wholesale/Distribution sub-industry detracted most from the Fund's return, followed by the Vitamins & Nutrition Products and Agricultural Operations sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Constellation Brands Inc. Class A, a beverages-wine/spirits company (no longer held at April 30, 2013); and AFC Enterprises Inc., a retail-restaurants company (portfolio average weight of 2.87%). Positions that detracted most significantly from the Fund's return included Mead Johnson Nutrition Co., a vitamins & nutrition products company (no longer held at April 30, 2013); and Pilgrim's Pride Corp., a null-poultry company (portfolio average weight of 1.02%).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Food-Miscellaneous/Diversified	30.9
Retail-Restaurants	11.2
Food-Confectionery	10.7
Food-Retail	10.2
Agricultural Operations	7.7
Beverages-Non-alcoholic	7.5
Poultry	5.7
Agricultural Chemicals	4.9
Food-Dairy Products	3.0
Food-Baking	3.0
Food-Meat Products	2.8
Food-Wholesale/Distribution	2.4
Money Market Fund	0.0
Liabilities in excess of other assets	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Mondelez International, Inc., Class A	5.4
General Mills, Inc.	5.1
Hershey Co. (The)	5.0
PepsiCo, Inc.	5.0
Kellogg Co.	5.0
Monsanto Co.	4.9
Archer-Daniels-Midland Co.	4.8
Whole Foods Market, Inc.	4.7
Fiesta Restaurant Group, Inc.	3.4
Dean Foods Co.	3.0
Total	46.3

17

Manager's Analysis (Continued)

PowerShares Dynamic Food & Beverage Portfolio (ticker: PBJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Food & Beverage IntellidexSM Index	22.23%	16.11%	56.54%	9.39%	56.62%	8.42%	88.68%
S&P Composite 1500 Food Beverage & Tobacco Index	20.24%	20.59%	75.38%	13.99%	92.47%	13.48%	169.30%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	21.45%	15.32%	53.36%	8.63%	51.26%	7.70%	79.04%
Market Price Return	21.40%	15.28%	53.19%	8.63%	51.29%	7.69%	78.97%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

18

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Manager's Analysis

PowerShares Dynamic Leisure and Entertainment Portfolio (ticker: PEJ)

As an index fund, the PowerShares Dynamic Leisure and Entertainment Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure and Entertainment IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 23.47%. On a net asset value ("NAV") basis, the Fund returned 23.67%. During the same time period, the Index returned 24.69%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Hotels Restaurants & Leisure Index returned 8.30%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Hotels Restaurants & Leisure Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 42 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Hotels Restaurants & Leisure Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Leisure industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific industry relevance as the S&P Composite 1500 Hotels Restaurants & Leisure Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Hotels Restaurants & Leisure Index, the Fund benefited from the positive performance of specific stocks that were included in the Index from the Restaurants and Hotels industries during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P Composite 1500 Hotels Restaurants & Leisure Index during the period can be attributed to these specific stock performances.

20

Manager's Analysis (Continued)

PowerShares Dynamic Leisure and Entertainment Portfolio (ticker: PEJ)

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

For the fiscal year ended April 30, 2013, the Media industry contributed most significantly to the Fund's return, followed by the Retail and Entertainment industries, respectively. The Internet industry detracted most from the Fund's return industry, followed by the Food industry.

Positions that contributed most significantly to the Fund's return included Time Warner, Inc., a media company (portfolio average weight of 4.83%); and Starz-Liberty Capital Series A, a media company (portfolio average weight of 3.03%). Positions that detracted most significantly from the Fund's return included Chefs Warehouse Inc., a food company (no longer held at April 30, 2013); and priceline.com Inc., an internet company (no longer held at April 30, 2013).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Retail	32.2
Media	26.0
Entertainment	22.8
Lodging	12.4
Internet	3.9
Leisure Time	2.7
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Walt Disney Co. (The)	5.3
Time Warner, Inc.	5.1
Starbucks Corp.	5.1
Discovery Communications, Inc., Class A	5.1
Marriott International, Inc., Class A	5.0
Starwood Hotels & Resorts Worldwide, Inc.	4.9
Scripps Networks Interactive, Inc., Class A	4.8
Expedia, Inc.	3.9
Multimedia Games Holding Co., Inc.	3.4
Fiesta Restaurant Group, Inc.	3.4
Total	46.0
21

Manager's Analysis (Continued)

PowerShares Dynamic Leisure and Entertainment Portfolio (ticker: PEJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Leisure & Entertainment IntellidexSM Index	24.69%	19.93%	72.51%	14.23%	94.49%	9.78%	108.01%
S&P Composite 1500 Hotels Restaurants & Leisure Index	8.30%	16.46%	57.96%	13.04%	84.59%	11.17%	129.14%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	23.67%	19.01%	68.57%	13.30%	86.72%	9.16%	99.03%
Market Price Return	23.47%	18.94%	68.25%	13.27%	86.46%	9.16%	98.94%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.80%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

22

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Manager's Analysis

PowerShares Dynamic Media Portfolio (ticker: PBS)

As an index fund, the PowerShares Dynamic Media Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 36.55%. On a net asset value ("NAV") basis, the Fund returned 36.62%. During the same time period, the Index returned 37.78%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Media Index returned 40.32%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Media Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 29 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Media Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the Media industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific Media industry relevance as the S&P Composite 1500 Media Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Media Index, the Fund was underweight in the Internet Software and Movies & Entertainment industries during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to that index during the period can be attributed to these industry allocations.

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

24

Manager's Analysis (Continued)

PowerShares Dynamic Media Portfolio (ticker: PBS)

For the fiscal year ended April 30, 2013, the Multimedia sub-industry contributed most significantly to the Fund's return, followed by the Web Portals/ISP and Television sub-industries, respectively. The Internet Application Software sub-industry detracted most from the Fund's return, followed by the Internet Content-Information/News and Advertising Sales sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Time Warner, Inc., a multimedia company (portfolio average weight of 5.20%); and News Corp. Class A, a multimedia company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included Bazaarvoice Inc., an Internet application software company (no longer held at April 30, 2013); and Bankrate Inc., an Internet content-information/news company (no longer held at April 30, 2013).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Television	17.7
Multimedia	15.5
Cable/Satellite TV	15.1
Web Portals/ISP	14.6
Broadcast Services/Program	8.0
Internet Content-Entertainment	3.1
E-Commerce/Services	2.9
Motion Pictures & Services	2.9
E-Marketing/Information	2.8
Commercial Services-Finance	2.7
Advertising Sales	2.6
Advertising Agencies	2.6
Publishing-Newspapers	2.5
Retail-Discount	2.4
Diversified Operations/Commercial Services	2.3
Printing-Commercial	2.3
Money Market Fund	11.4
Liabilities in excess of other assets	(11.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Yahoo!, Inc.	5.2
Walt Disney Co. (The)	5.2
Time Warner, Inc.	5.1
Discovery Communications, Inc., Class A	5.0
Time Warner Cable, Inc.	4.9
CBS Corp., Class B	4.7
Comcast Corp., Class A	4.6
Google, Inc., Class A	4.6
Sinclair Broadcast Group, Inc., Class A	4.6
Shutterstock, Inc.	3.1
Total	47.0

25

Manager's Analysis (Continued)

PowerShares Dynamic Media Portfolio (ticker: PBS)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Media IntellidexSM Index	37.78%	15.32%	53.38%	10.00%	61.08%	5.14%	48.22%
S&P Composite 1500 Media Index	40.32%	23.10%	86.54%	14.18%	94.09%	8.92%	95.23%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	36.62%	14.44%	49.89%	9.03%	54.04%	4.55%	41.85%
Market Price Return	36.55%	14.37%	49.60%	8.98%	53.74%	4.55%	41.78%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

26

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Manager's Analysis

PowerShares Dynamic Networking Portfolio (ticker: PXQ)

As an index fund, the PowerShares Dynamic Networking Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned (9.58)%. On a net asset value ("NAV") basis, the Fund returned (9.57)%. During the same time period, the Index returned (8.85)%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Communications Equipment Index returned 0.32%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Communications Equipment Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 27 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Communications Equipment Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the communications equipment industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific industry relevance as the S&P Composite 1500 Communications Equipment Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Communications Equipment Index, the Fund suffered from specific stock performance in the Communications Equipment industry during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to that index during the period can be attributed to this specific stock performance.

Relative to the S&P 500® Index, the Fund was overweight in the Information Technology sector and also experienced the relatively poorer performance of specific stocks included within the Index from this sector

28

Manager's Analysis (Continued)

PowerShares Dynamic Networking Portfolio (ticker: PXQ)

during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation and specific stock performance.

For the fiscal year ended April 30, 2013, the Electrical Components & Equipment industry contributed most significantly to the Fund's return, followed by the Electronics industry. The Telecommunications industry detracted most from the Fund's return, followed by the Internet and Semiconductors industries, respectively.

Positions that contributed most significantly to the Fund's return included Amphenol Corp. Class A, an electronics company (portfolio average weight of 5.35%); and OPNET Technologies Inc., a software company (no longer held at April 30, 2013). Positions that detracted most significantly from the Fund's return included F5 Networks, Inc., an internet company (portfolio average weight of 4.88%); and VMware, Inc., a software company (portfolio average weight of 5.16%).

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2013

Telecommunications	45.9
Software	19.3
Semiconductors	10.6
Internet	7.0
Electrical Components & Equipment	5.8
Electronics	5.8
Computers	5.6
Money Market Fund	0.3
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Amphenol Corp., Class A	5.8
Cisco Systems, Inc.	5.4
VMware, Inc., Class A	5.3
QUALCOMM, Inc.	5.2
Motorola Solutions, Inc.	5.0
Citrix Systems, Inc.	4.6
Juniper Networks, Inc.	4.2
F5 Networks, Inc.	4.1
Infinera Corp.	3.8
Proofpoint, Inc.	3.7
Total	47.1

29

Manager's Analysis (Continued)

PowerShares Dynamic Networking Portfolio (ticker: PXQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Networking IntellidexSM Index	-8.85%	6.86%	22.02%	10.25%	62.85%	7.55%	77.05%
S&P Composite 1500 Communications Equipment Index	0.32%	1.98%	6.07%	0.69%	3.48%	2.91%	25.18%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	-9.57%	6.08%	19.36%	9.42%	56.87%	6.85%	68.19%
Market Price Return	-9.58%	5.98%	19.05%	9.41%	56.78%	6.83%	67.99%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.67%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

30

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Manager's Analysis

PowerShares Dynamic Oil & Gas Services Portfolio (ticker: PXJ)

As an index fund, the PowerShares Dynamic Oil & Gas Services Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. These companies are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 9.95%. On a net asset value ("NAV") basis, the Fund returned 9.95%. During the same time period, the Index returned 10.71%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Energy Equipment & Services Index returned 6.37%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Energy Equipment & Services Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 37 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Energy Equipment & Services Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the energy equipment & services industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific industry relevance as the S&P Composite 1500 Energy Equipment & Services Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Energy Equipment & Services Index, the Fund benefited from the positive performance of specific stocks that were included in the Index from the Oil & Gas Equipment & Services industry during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to that index during the period can be attributed to these specific stock performances.

32

Manager's Analysis (Continued)

PowerShares Dynamic Oil & Gas Services Portfolio (ticker: PXJ)

Relative to the S&P 500® Index, the Fund was overweight in the Energy sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

For the fiscal year ended April 30, 2013, the Oil-Field Services sub-industry contributed most significantly to the Fund's return, followed by the Seismic Data Collection and Transport-Services sub-industries, respectively. The Oil Field Machinery & Equipment sub-industry detracted most from the Fund's return, followed by the Transportation-Marine sub-industry.

Positions that contributed most significantly to the Fund's return included Exterran Holdings, Inc., an oil-field services company (portfolio average weight of 2.78%); and Newpark Resources, Inc., an oil-field services company (portfolio average weight of 2.78%). Positions that detracted most significantly from the Fund's return included Weatherford International Ltd., an oil-field services company (no longer held at April 30, 2013); and Flotek Industries Inc., an oil field machinery & equipment company (no longer held at April 30, 2013).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Oil-Field Services	48.7
Oil Field Machinery & Equipment	18.4
Oil & Gas Drilling	16.8
Seismic Data Collection	5.0
Transportation-Marine	3.2
Transportation-Services	3.0
Oil Companies-Exploration & Production	2.6
Engineering/R&D Services	2.3
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Oceaneering International, Inc.	5.8
Core Laboratories NV	5.5
Halliburton Co.	5.4
Cameron International Corp.	5.0
National Oilwell Varco, Inc.	5.0
Schlumberger Ltd.	5.0
Nabors Industries Ltd.	4.7
Helmerich & Payne, Inc.	4.6
Newpark Resources, Inc.	3.4
Oil States International, Inc.	3.2
Total	47.6

33

Manager's Analysis (Continued)

PowerShares Dynamic Oil & Gas Services Portfolio (ticker: PXJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Oil Services IntellidexSM Index	10.71%	8.60%	28.07%	-4.17%	-19.16%	5.07%	45.02%
S&P Composite 1500 Energy Equipment & Services Index	6.37%	7.15%	23.02%	-3.28%	-15.35%	6.32%	58.35%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	9.95%	7.83%	25.37%	-4.84%	-21.98%	4.46%	38.80%
Market Price Return	9.95%	7.85%	25.44%	-4.82%	-21.90%	4.46%	38.79%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

34

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Manager's Analysis

PowerShares Dynamic Pharmaceuticals Portfolio (ticker: PJP)

As an index fund, the PowerShares Dynamic Pharmaceuticals Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceuticals IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index Provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 29.29%. On a net asset value ("NAV") basis, the Fund returned 29.25%. During the same time period, the Index returned 30.16%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Pharmaceuticals Index returned 30.66%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Pharmaceuticals Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 19 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Pharmaceuticals Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the pharmaceutical industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific Pharmaceuticals industry relevance as the S&P Composite 1500 Pharmaceuticals Index; however, its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Pharmaceuticals Index, the Fund suffered from the poor performance of specific stocks included in the Index from the Pharmaceuticals industry during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to that benchmark index during the period can be attributed to these specific stock performances.

Relative to the S&P 500® Index, the Fund was overweight in the Health Care sector during the fiscal year ended April 30, 2013. The majority of the Fund's outperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

36

Manager's Analysis (Continued)

PowerShares Dynamic Pharmaceuticals Portfolio (ticker: PJP)

For the fiscal year ended April 30, 2013, the Medical-Drugs sub-industry contributed most significantly to the Fund's return, followed by the Medical-Biomedical/Genetics and Medical-Generic Drugs sub-industries, respectively. The Therapeutics sub-industry detracted most from the Fund's return.

Positions that contributed most significantly to the Fund's return included Gilead Sciences, Inc., a medical-biomedical/genetics company (portfolio average weight of 5.32%); and Santarus, Inc., a medical-drugs company (portfolio average weight of 3.06%). Positions that detracted most significantly from the Fund's return included Impax Laboratories, Inc., a medical-generic drugs company (portfolio average weight of 2.57%); and Questcor Pharmaceuticals, Inc., a therapeutics company (portfolio average weight of 2.50%).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Medical-Drugs	54.4
Medical-Biomedical/Genetics	21.6
Medical-Generic Drugs	10.6
Medical Products	5.4
Therapeutics	5.1
Consumer Products-Miscellaneous	2.9
Money Market Fund	0.0
Liabilities in excess of other assets	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Amgen, Inc.	5.5
Gilead Sciences, Inc.	5.5
Johnson & Johnson	5.1
Merck & Co., Inc.	5.0
Bristol-Myers Squibb Co.	5.0
Abbott Laboratories	4.9
Pfizer, Inc.	4.9
Eli Lilly & Co.	4.7
Santarus, Inc.	3.5
Biogen Idec, Inc.	3.3
Total	47.4

37

Manager's Analysis (Continued)

PowerShares Dynamic Pharmaceuticals Portfolio (ticker: PJP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Pharmaceuticals IntellidexSM Index	30.16%	29.82%	118.79%	20.89%	158.21%	15.36%	207.12%
S&P Composite 1500 Pharmaceuticals Index	30.66%	18.92%	68.19%	12.55%	80.57%	8.12%	84.38%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	29.25%	28.95%	114.42%	20.05%	149.30%	14.63%	192.24%
Market Price Return	29.29%	28.97%	114.53%	20.06%	149.45%	14.64%	192.43%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

38

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Manager's Analysis

PowerShares Dynamic Retail Portfolio (ticker: PMR)

As an index fund, the PowerShares Dynamic Retail Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 14.83%. On a net asset value ("NAV") basis, the Fund returned 14.87%. During the same time period, the Index returned 15.84%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Retailing Index returned 16.67%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Retailing Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 90 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Retailing Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the retail industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific retail industry relevance as the S&P Composite 1500 Retailing Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Retailing Index, the Fund suffered from the poor performance of specific stocks included in the Index from the General Merchandise Stores and Automotive Retail sub-industries during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to that benchmark index during the period can be attributed to these specific stock performances.

40

Manager's Analysis (Continued)

PowerShares Dynamic Retail Portfolio (ticker: PMR)

Relative to the S&P 500® Index, the Fund was overweight in the Consumer Discretionary sector and also experienced the poor performance of specific stocks included in the Index from within that sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation and those specific stock performances.

For the fiscal year ended April 30, 2013, the Retail-Drug Store sub-industry contributed most significantly to the Fund's return, followed by the Food-Retail and Retail-Discount sub-industries, respectively. The Retail-Auto Parts sub-industry detracted most from the Fund's return, followed by the E-Commerce/Products and Retail-Video Rental sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Walgreen Co., a retail-drug store company (portfolio average weight of 2.22%); and Kroger Co., a food-retail company (portfolio average weight of 4.05%). Positions that detracted most significantly from the Fund's return included O'Reilly Automotive Inc., a retail-auto parts company (no longer held at April 30, 2013); and Fresh Market Inc., a food-retail company (portfolio average weight of 2.52%).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Food-Retail	25.8
Retail-Drug Store	14.4
Retail-Apparel/Shoe	10.3
Retail-Discount	9.8
Retail-Building Products	8.0
Distribution/Wholesale	5.2
Retail-Office Supplies	4.8
Rental Auto/Equipment	3.0
Retail-Miscellaneous/Diversified	2.9
E-Commerce/Services	2.8
Retail-Jewelry	2.8
Transportation-Equipment & Leasing	2.6
Retail-Home Furnishings	2.6
Retail-Automobile	2.5
Retail-Regional Department Store	2.4
Money Market Fund	0.4
Liabilities in excess of other assets	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Kroger Co. (The)	5.4
Walgreen Co.	5.3
L Brands, Inc.	5.2
CVS Caremark Corp.	5.1
Wal-Mart Stores, Inc.	5.0
Costco Wholesale Corp.	4.8
Whole Foods Market, Inc.	4.6
Lowe's Cos., Inc.	4.6
Rite Aid Corp.	4.0
SUPERVALU, Inc.	3.7
Total	47.7

41

Manager's Analysis (Continued)

PowerShares Dynamic Retail Portfolio (ticker: PMR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Retail IntellidexSM Index	15.84%	18.49%	66.37%	14.81%	99.51%	10.80%	116.08%
S&P Composite 1500 Retailing Index	16.67%	18.34%	65.71%	15.43%	104.89%	9.17%	93.14%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.04%	55.26%
Fund
NAV Return	14.87%	17.74%	63.21%	14.02%	92.70%	10.11%	106.13%
Market Price Return	14.83%	17.70%	63.07%	14.01%	92.64%	10.10%	105.92%

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.87%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

42

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Manager's Analysis

PowerShares Dynamic Semiconductors Portfolio (ticker: PSI)

As an index fund, the PowerShares Dynamic Semiconductors Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductors IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are engaged principally in the manufacture of semiconductors.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these industries and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned (2.50)%. On a net asset value ("NAV") basis, the Fund returned (2.56)%. During the same time period, the Index returned (1.81)%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Semiconductor Index returned (2.27)%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Semiconductor Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 62 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index, as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Semiconductor Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the semiconductor industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific semiconductor industry relevance as the S&P Composite 1500 Semiconductor Index, however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. Relative to the S&P Composite 1500 Semiconductor Index, the Fund performed mostly in line with the Index during the fiscal year ended April 30, 2013, with fees contributing to the Fund's slight underperformance.

Relative to the S&P 500® Index, the Fund was overweight in the Information Technology sector and also experienced the poor performance of specific stocks that were included in the Index from that sector during the fiscal year ended April 30th, 2013. The majority of the Fund's underperformance relative to the

44

Manager's Analysis (Continued)

PowerShares Dynamic Semiconductors Portfolio (ticker: PSI)

S&P 500® Index during that period can be attributed to this sector allocation and those specific stock performances.

For the fiscal year ended April 30, 2013, the Lasers-Systems/Components sub-industry contributed most significantly to the Fund's return, followed by the Wireless Equipment and Electronic Components-Miscellaneous sub-industries, respectively. The Electronic Components-Semiconductors sub-industry detracted most from the Fund's return, followed by the Semiconductor Components-Integrated Circuits and Semiconductor Equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Cymer, Inc., a lasers-systems/components company (portfolio average weight of 1.33%); and Cree, Inc., an electronic components-semiconductors company (portfolio average weight of 1.25%). Positions that detracted most significantly from the Fund's return included Advanced Micro Devices Inc., an electronic components-semiconductors company (no longer held at April 30, 2013); and Cirrus Logic, Inc., a semiconductor components-integrated circuits company (portfolio average weight of 1.86%).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Electronic Components-Semiconductors	29.7
Semiconductor Components-Integrated Circuits	28.8
Semiconductor Equipment	26.9
Wireless Equipment	6.0
Computers-Memory Devices	3.1
Lasers-Systems/Components	2.9
Power Conversion/Supply Equipment	2.6
Money Market Fund	0.4
Liabilities in excess of other assets	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Micron Technology, Inc.	5.8
Applied Materials, Inc.	5.3
Texas Instruments, Inc.	5.3
Xilinx, Inc.	5.0
Maxim Integrated Products, Inc.	4.9
Analog Devices, Inc.	4.8
Linear Technology Corp.	4.8
QUALCOMM, Inc.	4.7
Veeco Instruments, Inc.	3.5
Cree, Inc.	3.4
Total	47.5

45

Manager's Analysis (Continued)

PowerShares Dynamic Semiconductors Portfolio (ticker: PSI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Semiconductors IntellidexSM Index	-1.81%	3.29%	10.20%	-0.22%	-1.11%	1.24%	10.18%
S&P Composite 1500 Semiconductor Index	-2.27%	5.04%	15.88%	4.36%	23.76%	2.11%	17.73%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	-2.56%	2.57%	7.90%	-0.94%	-4.61%	0.53%	4.27%
Market Price Return	-2.50%	2.50%	7.69%	-0.98%	-4.80%	0.50%	3.99%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.02%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

46

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Manager's Analysis

PowerShares Dynamic Software Portfolio (ticker: PSJ)

As an index fund, the PowerShares Dynamic Software Portfolio (the "Fund") is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the "Index"). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These companies are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services.

The Index includes stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., the Index provider, selects and ranks companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index includes 30 stocks that NYSE Arca, Inc. identifies as having significant operations in these sectors and ranks them according to their model score. The Index provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each receives on average a 2.73% weighting).

For the fiscal year ended April 30, 2013, on a market price basis, the Fund returned 12.09%. On a net asset value ("NAV") basis, the Fund returned 12.24%. During the same time period, the Index returned 12.96%. During the fiscal year, the Fund fully replicated the components of the Index, therefore, the Fund's performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Software & Services Index returned 14.15%, and the S&P 500® Index returned 16.89%. The S&P Composite 1500 Software & Services Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices weighted by market capitalization based on the average performance of approximately 113 and 500 securities, respectively. The adviser provided these additional comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of another index similar to the Index as well as to that of a broad-based market benchmark.

The adviser selected the S&P Composite 1500 Software & Services Index as a comparative index to the Fund because of its recognition in the marketplace and its shared exposure to the software industry. These reasons make its performance relevant when comparing to the Fund's performance. The S&P 500® Index does not have the same specific software industry relevance as the S&P Composite 1500 Software & Services Index; however, it was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from these Benchmark Indices in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Indices select and weight stocks based on market capitalization. More specifically, relative to the S&P Composite 1500 Software & Services Index, the Fund suffered from being underweight in the Internet Software and Data Processing sub-industries during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to that index during the period can be attributed to these sub-industry allocations.

48

Manager's Analysis (Continued)

PowerShares Dynamic Software Portfolio (ticker: PSJ)

Relative to the S&P 500® Index, the Fund was overweight in the Information Technology sector during the fiscal year ended April 30, 2013. The majority of the Fund's underperformance relative to the S&P 500® Index during that period can be attributed to this sector allocation.

For the fiscal year ended April 30, 2013, the Medical Information Systems sub-industry contributed most significantly to the Fund's return, followed by the Computer Services and Computer Aided Design sub-industries, respectively. The Internet Infrastructure Software sub-industry detracted most from the Fund's return, followed by the Entertainment Software and Motion Pictures & Services sub-industries, respectively.

Positions that contributed most significantly to the Fund's return included Symantec Corp., a Internet security company (portfolio average weight of 2.05%); and Aspen Technology, Inc., a computer aided design company (portfolio average weight of 2.82%). Positions that detracted most significantly from the Fund's return included Pros Holdings Inc., an enterprise software/services company (portfolio average weight of 0.68%); and Teradata Corp., a computers-integrated systems company (no longer held at April 30, 2013).

Sub-Industry Breakdown (% of the

Fund's Net Assets) as of April 30, 2013

Enterprise Software/Services	17.8
Medical Information Systems	11.7
Applications Software	9.9
Computer Aided Design	7.7
Telecommunication Services	7.6
Electronic Forms	5.6
Data Processing/Management	5.3
Computer Services	5.3
Electronic Design Automation	5.1
Internet Security	5.1
Computers-Integrated Systems	5.0
Finance-Mortgage Loan/Banker	3.5
Electric-Distribution	2.7
Transactional Software	2.7
Computer Software	2.6
Communications Software	2.4
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2013

Security
Adobe Systems, Inc.	5.6
Cerner Corp.	5.3
CA, Inc.	5.2
Symantec Corp.	5.1
ANSYS, Inc.	5.1
Amdocs Ltd.	4.8
Intuit, Inc.	4.5
Oracle Corp.	4.5
Ellie Mae, Inc.	3.5
Medidata Solutions, Inc.	3.4
Total	47.0

49

Manager's Analysis (Continued)

PowerShares Dynamic Software Portfolio (ticker: PSJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of April 30, 2013

		3 Years	3 Years	5 Years	5 Years	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative	Avg. Ann.††	Cumulative
Index
Dynamic Software IntellidexSM Index	12.96%	10.90%	36.41%	12.20%	77.84%	9.98%	110.99%
S&P Composite 1500 Software & Services Index	14.15%	14.06%	48.38%	8.74%	52.01%	8.02%	82.94%
S&P 500® Index	16.89%	12.80%	43.54%	5.21%	28.92%	6.03%	58.18%
Fund
NAV Return	12.24%	10.19%	33.81%	11.46%	72.05%	9.32%	101.34%
Market Price Return	12.09%	10.13%	33.57%	11.42%	71.72%	9.29%	100.93%

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund ("Fund Shares"), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2014. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.78%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

50

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2013.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) Actual	$1,000.00	$1,266.13	0.63%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Building & Construction Portfolio (PKB) Actual	$1,000.00	$1,200.18	0.63%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE) Actual	$1,000.00	$1,184.22	0.65%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

51

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Food & Beverage Portfolio (PBJ) Actual	$1,000.00	$1,207.34	0.63%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) Actual	$1,000.00	$1,224.37	0.63%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Media Portfolio (PBS) Actual	$1,000.00	$1,239.66	0.63%	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Networking Portfolio (PXQ) Actual	$1,000.00	$1,084.80	0.65%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) Actual	$1,000.00	$1,169.19	0.60%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Dynamic Pharmaceuticals Portfolio (PJP) Actual	$1,000.00	$1,219.03	0.63%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Retail Portfolio (PMR) Actual	$1,000.00	$1,172.28	0.63%	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Semiconductors Portfolio (PSI) Actual	$1,000.00	$1,128.44	0.63%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Software Portfolio (PSJ) Actual	$1,000.00	$1,112.90	0.63%	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2013. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value of the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

52

Schedule of Investments

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—57.0%
125,634	Acorda Therapeutics, Inc.(a)	$4,971,337
228,148	Affymax, Inc.(a)	205,356
160,793	Alnylam Pharmaceuticals, Inc.(a)	3,850,992
79,588	Amgen, Inc.	8,293,865
42,031	Biogen Idec, Inc.(a)	9,201,847
88,474	Cubist Pharmaceuticals, Inc.(a)	4,062,726
239,759	Emergent Biosolutions, Inc.(a)	3,677,903
162,776	Gilead Sciences, Inc.(a)	8,242,977
76,872	Illumina, Inc.(a)	4,972,850
179,135	Incyte Corp.(a)	3,967,840
118,746	Life Technologies Corp.(a)	8,750,393
150,701	Myriad Genetics, Inc.(a)	4,197,023
481,970	NPS Pharmaceuticals, Inc.(a)	6,472,857
536,132	PDL BioPharma, Inc.	4,149,662
43,085	Regeneron Pharmaceuticals, Inc.(a)	9,269,307
65,264	United Therapeutics Corp.(a)	4,358,330
		88,645,265
	Chemicals—4.6%
90,514	Sigma-Aldrich Corp.	7,122,547
	Electronics—6.9%
59,121	FEI Co.	3,776,649
74,580	Waters Corp.(a)	6,891,192
		10,667,841
	Healthcare - Products—7.0%
212,458	Bruker Corp.(a)	3,775,378
217,736	Luminex Corp.(a)	3,620,950
55,150	Techne Corp.	3,537,321
		10,933,649
	Pharmaceuticals—24.5%
257,974	Isis Pharmaceuticals, Inc.(a)	5,776,038
562,538	Keryx Biopharmaceuticals, Inc.(a)	4,584,685
79,869	Neogen Corp.(a)	4,059,741
48,129	Onyx Pharmaceuticals, Inc.(a)	4,562,629
536,132	OPKO Health, Inc.(a)	3,570,639
342,326	Optimer Pharmaceuticals, Inc.(a)	5,285,514
76,462	Pharmacyclics, Inc.(a)	6,231,653
149,268	ViroPharma, Inc.(a)	4,067,553
		38,138,452
	Total Common Stocks (Cost $116,070,707)	155,507,754
Number of Shares		Value
	Money Market Fund—0.1%
147,827	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $147,827)	$147,827
	Total Investments (Cost $116,218,534)—100.1%	155,655,581
	Liabilities in excess of other assets—(0.1)%	(202,198)
	Net Assets—100.0%	$155,453,383

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

53

Schedule of Investments

PowerShares Dynamic Building & Construction Portfolio (PKB)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Auto Manufacturers—2.6%
69,089	Oshkosh Corp.(a)	$2,712,434
	Building Materials—21.9%
111,274	AAON, Inc.	3,161,295
107,861	Apogee Enterprises, Inc.	2,748,298
100,978	Boise Cascade Co.(a)	3,234,325
149,430	Gibraltar Industries, Inc.(a)	2,794,341
293,506	Headwaters, Inc.(a)	3,187,475
46,515	Lennox International, Inc.	2,883,930
127,170	Louisiana-Pacific Corp.(a)	2,304,321
97,308	USG Corp.(a)	2,529,035
		22,843,020
	Distribution/Wholesale—5.5%
73,694	Beacon Roofing Supply, Inc.(a)	2,809,952
58,841	Pool Corp.	2,884,386
		5,694,338
	Engineering & Construction—14.8%
87,950	AECOM Technology Corp.(a)	2,556,706
70,431	EMCOR Group, Inc.	2,634,119
101,041	Jacobs Engineering Group, Inc.(a)	5,100,550
88,406	MasTec, Inc.(a)	2,457,687
115,151	MYR Group, Inc.(a)	2,625,443
		15,374,505
	Environmental Control—2.3%
91,578	Tetra Tech, Inc.(a)	2,407,586
	Forest Products & Paper—2.2%
37,240	Deltic Timber Corp.	2,326,755
	Home Builders—22.0%
151,092	KB Home	3,405,614
130,976	Lennar Corp., Class A	5,398,831
4,970	NVR, Inc.(a)	5,119,100
262,495	PulteGroup, Inc.(a)	5,509,770
76,101	Ryland Group, Inc. (The)	3,429,111
		22,862,426
	Machinery - Construction & Mining—2.3%
83,340	Terex Corp.(a)	2,383,524
	Miscellaneous Manufacturing—7.6%
38,310	A.O. Smith Corp.	2,889,723
94,305	Ingersoll-Rand PLC (Ireland)	5,073,609
		7,963,332
	Retail—13.8%
75,654	Home Depot, Inc. (The)	5,549,221
131,698	Lowe's Cos., Inc.	5,059,837
46,123	Lumber Liquidators Holdings, Inc.(a)	3,780,241
		14,389,299
Number of Shares		Value
	Common Stocks (Continued)
	Textiles—5.0%
46,475	Mohawk Industries, Inc.(a)	$5,153,148
	Total Common Stocks (Cost $91,464,367)	104,110,367
	Money Market Fund—0.1%
104,516	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $104,516)	104,516
	Total Investments (Cost $91,568,883)—100.1%	104,214,883
	Liabilities in excess of other assets—(0.1)%	(94,058)
	Net Assets—100.0%	$104,120,825

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

54

Schedule of Investments

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Gas - Distribution—3.0%
124,857	Questar Corp.	$3,170,119
	Oil Companies - Exploration & Production—47.4%
48,932	Cabot Oil & Gas Corp.	3,329,823
42,513	Cimarex Energy Co.	3,111,101
92,191	ConocoPhillips	5,572,946
158,111	Denbury Resources, Inc.(a)	2,828,606
113,699	EPL Oil & Gas, Inc.(a)	3,714,546
48,326	EQT Corp.	3,630,249
117,441	Newfield Exploration Co.(a)	2,559,039
64,173	Occidental Petroleum Corp.	5,728,082
120,388	Pioneer Southwest Energy Partners LP	3,154,166
160,884	Southwestern Energy Co.(a)	6,020,279
138,178	Stone Energy Corp.(a)	2,726,252
354,313	VAALCO Energy, Inc.(a)	2,380,983
178,773	W&T Offshore, Inc.	2,088,069
58,981	Whiting Petroleum Corp.(a)	2,624,655
		49,468,796
	Oil Companies - Integrated—17.3%
103,014	Alon USA Partners LP(a)	2,554,747
154,581	Marathon Oil Corp.	5,050,161
86,989	Murphy Oil Corp.	5,401,147
83,692	Phillips 66	5,101,028
		18,107,083
	Oil Refining & Marketing—32.3%
146,846	Alon USA Energy, Inc.	2,437,644
78,991	Calumet Specialty Products Partners LP	2,982,700
52,846	CVR Energy, Inc.	2,603,722
79,205	Delek US Holdings, Inc.	2,858,509
52,732	HollyFrontier Corp.	2,607,597
65,810	Marathon Petroleum Corp.	5,156,872
102,508	Northern Tier Energy LP	2,704,161
72,856	PBF Energy, Inc.	2,218,465
53,601	Tesoro Corp.	2,862,293
116,464	Valero Energy Corp.	4,695,829
83,403	Western Refining, Inc.	2,577,987
		33,705,779
Total Common Stocks and Other Equity Interests	(Cost $93,282,977)	104,451,777
Number of Shares		Value
	Money Market Fund—0.1%
124,038	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $124,038)	$124,038
	Total Investments (Cost $93,407,015)—100.1%	104,575,815
	Liabilities in excess of other assets—(0.1)%	(148,838)
	Net Assets—100.0%	$104,426,977

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

55

Schedule of Investments

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Chemicals—4.9%
108,405	Monsanto Co.	$11,579,822
	Agricultural Operations—7.7%
121,965	Andersons, Inc. (The)	6,649,532
337,639	Archer-Daniels-Midland Co.	11,459,467
		18,108,999
	Beverages - Non-alcoholic—7.5%
164,446	Coca-Cola Enterprises, Inc.	6,023,657
143,421	PepsiCo, Inc.	11,827,930
		17,851,587
	Food - Baking—3.0%
213,573	Flowers Foods, Inc.	7,035,095
	Food - Confectionery—10.7%
133,427	Hershey Co. (The)	11,896,351
63,580	J.M. Smucker Co. (The)	6,563,363
216,615	Tootsie Roll Industries, Inc.	6,764,887
		25,224,601
	Food - Dairy Products—3.0%
373,216	Dean Foods Co.(a)	7,143,354
	Food - Meat Products—2.8%
159,219	Hormel Foods Corp.	6,570,968
	Food - Miscellaneous/Diversified—30.9%
147,095	Cal-Maine Foods, Inc.	6,278,015
174,287	ConAgra Foods, Inc.	6,164,531
508,755	Dole Food Co., Inc.(a)	5,474,204
237,317	General Mills, Inc.	11,965,523
85,714	J & J Snack Foods Corp.	6,430,264
180,604	Kellogg Co.	11,746,484
80,321	Lancaster Colony Corp.	6,339,737
404,863	Mondelez International, Inc., Class A	12,732,941
2,126	Seaboard Corp.	5,837,954
		72,969,653
	Food - Retail—10.2%
205,345	Kroger Co. (The)	7,059,761
260,545	Safeway, Inc.	5,867,473
126,274	Whole Foods Market, Inc.	11,152,520
		24,079,754
	Food - Wholesale/Distribution—2.4%
221,750	Fresh Del Monte Produce, Inc.	5,634,668
	Poultry—5.7%
668,750	Pilgrim's Pride Corp.(a)	6,547,062
113,884	Sanderson Farms, Inc.	6,976,534
		13,523,596
Number of Shares		Value
	Common Stocks (Continued)
	Retail - Restaurants—11.2%
188,571	AFC Enterprises, Inc.(a)	$6,011,643
293,679	Fiesta Restaurant Group, Inc.(a)	8,005,690
460,422	Krispy Kreme Doughnuts, Inc.(a)	6,289,364
1,076,827	Wendy's Co. (The)	6,127,146
		26,433,843
	Total Common Stocks (Cost $216,836,009)	236,155,940
	Money Market Fund—0.0%
91,438	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $91,438)	91,438
	Total Investments (Cost $216,927,447)—100.0%	236,247,378
	Liabilities in excess of other assets—(0.0)%	(21,056)
	Net Assets—100.0%	$236,226,322

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

56

Schedule of Investments

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Entertainment—22.8%
43,433	Bally Technologies, Inc.(a)	$2,314,110
75,303	Cinemark Holdings, Inc.	2,326,110
133,878	International Game Technology	2,269,232
102,670	Lions Gate Entertainment Corp. (Canada)(a)	2,547,243
38,028	Madison Square Garden Co. (The), Class A(a)	2,291,948
53,276	Marriott Vacations Worldwide Corp.(a)	2,422,992
118,580	Multimedia Games Holding Co., Inc.(a)	2,924,183
136,192	Regal Entertainment Group, Class A	2,443,284
		19,539,102
	Internet—3.9%
60,476	Expedia, Inc.	3,376,980
	Leisure Time—2.7%
63,069	Royal Caribbean Cruises Ltd.	2,303,910
	Lodging—12.4%
98,762	Marriott International, Inc., Class A	4,252,692
64,947	Starwood Hotels & Resorts Worldwide, Inc.	4,190,380
36,439	Wyndham Worldwide Corp.	2,189,255
		10,632,327
	Media—26.0%
36,032	AMC Networks, Inc., Class A(a)	2,270,376
55,344	Discovery Communications, Inc., Class A(a)	4,362,214
62,342	Scripps Networks Interactive, Inc., Class A	4,150,730
110,338	Starz - Liberty Capital, Series A(a)	2,579,703
73,600	Time Warner, Inc.	4,399,808
71,891	Walt Disney Co. (The)	4,517,631
		22,280,462
	Retail—32.2%
67,857	AFC Enterprises, Inc.(a)	2,163,281
124,042	Bloomin' Brands, Inc.(a)	2,697,914
385,384	Denny's Corp.(a)	2,185,127
28,543	DineEquity, Inc.	2,033,403
105,679	Fiesta Restaurant Group, Inc.(a)	2,880,810
39,666	HSN, Inc.	2,085,638
165,679	Krispy Kreme Doughnuts, Inc.(a)	2,263,175
37,605	Papa John's International, Inc.(a)	2,369,115
189,770	Sonic Corp.(a)	2,377,818
71,997	Starbucks Corp.	4,380,298
387,490	Wendy's Co. (The)	2,204,818
		27,641,397
	Total Common Stocks (Cost $72,029,824)	85,774,178
Number of Shares		Value
	Money Market Fund—0.1%
114,461	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $114,461)	$114,461
	Total Investments (Cost $72,144,285)—100.1%	85,888,639
	Liabilities in excess of other assets—(0.1)%	(123,297)
	Net Assets—100.0%	$85,765,342

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

57

Schedule of Investments

PowerShares Dynamic Media Portfolio (PBS)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Advertising Agencies—2.6%
64,463	Omnicom Group, Inc.(a)	$3,852,953
	Advertising Sales—2.6%
84,358	Lamar Advertising Co., Class A(b)	3,949,642
	Broadcast Services/Program—8.0%
95,907	Discovery Communications, Inc., Class A(a)(b)	7,559,390
191,234	Starz - Liberty Capital, Series A(b)	4,471,051
		12,030,441
	Cable/Satellite TV—15.1%
43,362	Charter Communications, Inc., Class A(b)	4,368,288
169,362	Comcast Corp., Class A	6,994,651
105,060	DISH Network Corp., Class A	4,117,301
78,254	Time Warner Cable, Inc.	7,347,268
		22,827,508
	Commercial Services - Finance—2.7%
23,948	Alliance Data Systems Corp.(b)	4,113,548
	Diversified Operations/Commercial Services—2.3%
135,299	Viad Corp.	3,524,539
	E-Commerce/Services—2.9%
20,507	Netflix, Inc.(b)	4,430,947
	E-Marketing/Information—2.8%
133,968	ValueClick, Inc.(a)(b)	4,134,252
	Internet Content - Entertainment—3.1%
112,200	Shutterstock, Inc.(b)	4,678,740
	Motion Pictures & Services—2.9%
177,932	Lions Gate Entertainment Corp. (Canada)(a)(b)	4,414,493
	Multimedia—15.5%
324,549	E.W. Scripps Co. (The), Class A(b)	4,507,986
86,245	Meredith Corp.(a)	3,348,031
127,549	Time Warner, Inc.	7,624,879
124,595	Walt Disney Co. (The)	7,829,550
		23,310,446
	Printing - Commercial—2.3%
136,764	Valassis Communications, Inc.(a)	3,505,261
	Publishing - Newspapers—2.5%
185,643	Gannett Co., Inc.	3,742,563
	Retail - Discount—2.4%
68,739	HSN, Inc.	3,614,297
	Television—17.7%
62,440	AMC Networks, Inc., Class A(b)	3,934,344
423,777	Belo Corp., Class A(a)	4,542,889
155,852	CBS Corp., Class B	7,134,905
Number of Shares		Value
	Common Stocks (Continued)
336,700	LIN TV Corp., Class A(b)	$4,144,777
259,456	Sinclair Broadcast Group, Inc., Class A(a)	6,953,421
		26,710,336
	Web Portals/ISP—14.6%
97,553	AOL, Inc.	3,769,448
230,137	Blucora, Inc.(a)(b)	3,399,124
8,443	Google, Inc., Class A(b)	6,961,845
318,532	Yahoo!, Inc.(b)	7,877,296
		22,007,713
	Total Common Stocks (Cost $128,979,789)	150,847,679
	Money Market Fund—0.1%
123,160	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $123,160)	123,160
	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $129,102,949)—100.1%	150,970,839
	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Fund—11.3%
17,021,368	Invesco Liquid Assets Portfolio - Institutional Class (Cost $17,021,368)(c)(d)	17,021,368
	Total Investments (Cost $146,124,317)—111.4%	167,992,207
	Liabilities in excess of other assets—(11.4)%	(17,203,807)
	Net Assets—100.0%	$150,788,400

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at April 30, 2013.

(b)  Non-income producing security.

(c)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2H.

(d)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

58

Schedule of Investments

PowerShares Dynamic Networking Portfolio (PXQ)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Computers—5.6%
155,094	Brocade Communications Systems, Inc.(a)	$902,647
33,792	NetScout Systems, Inc.(a)	770,796
		1,673,443
	Electrical Components & Equipment—5.8%
17,686	Belden, Inc.	874,042
31,819	Molex, Inc.	877,250
		1,751,292
	Electronics—5.8%
23,013	Amphenol Corp., Class A	1,737,942
	Internet—7.0%
16,122	F5 Networks, Inc.(a)	1,232,204
18,354	Sourcefire, Inc.(a)	876,587
		2,108,791
	Semiconductors—10.6%
134,447	Emulex Corp.(a)	806,682
76,217	QLogic Corp.(a)	827,717
25,089	QUALCOMM, Inc.	1,545,984
		3,180,383
	Software—19.3%
22,348	Citrix Systems, Inc.(a)	1,389,375
39,306	Infoblox, Inc.(a)	869,056
60,209	Proofpoint, Inc.(a)	1,103,029
16,183	SolarWinds, Inc.(a)	822,906
22,511	VMware, Inc., Class A(a)	1,587,025
		5,771,391
	Telecommunications—45.9%
51,880	ARRIS Group, Inc.(a)	856,539
34,989	Aruba Networks, Inc.(a)	786,903
56,913	Ciena Corp.(a)	851,419
77,957	Cisco Systems, Inc.	1,630,860
58,622	Finisar Corp.(a)	752,707
156,459	Harmonic, Inc.(a)	888,687
136,722	Infinera Corp.(a)	1,151,199
75,957	Juniper Networks, Inc.(a)	1,257,088
26,321	Motorola Solutions, Inc.	1,505,561
26,371	NETGEAR, Inc.(a)	785,592
15,511	Palo Alto Networks, Inc.(a)	839,145
45,249	Ruckus Wireless, Inc.(a)	873,306
344,454	Sonus Networks, Inc.(a)	723,353
423,189	Tellabs, Inc.	876,001
		13,778,360
	Total Common Stocks (Cost $30,136,520)	30,001,602
Number of Shares		Value
	Money Market Fund—0.3%
97,299	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $97,299)	$97,299
	Total Investments (Cost $30,233,819)—100.3%	30,098,901
	Liabilities in excess of other assets—(0.3)%	(99,285)
	Net Assets—100.0%	$29,999,616

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

59

Schedule of Investments

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

April 30, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Engineering/R&D Services—2.3%
255,901	McDermott International, Inc.(a)	$2,733,023
	Oil & Gas Drilling—16.8%
63,229	Atwood Oceanics, Inc.(a)	3,101,383
92,622	Helmerich & Payne, Inc.	5,429,502
371,528	Nabors Industries Ltd. (Bermuda)	5,494,899
624,774	Parker Drilling Co.(a)	2,574,069
142,116	Patterson-UTI Energy, Inc.	2,997,226
		19,597,079
	Oil Companies - Exploration & Production—2.6%
72,437	Unit Corp.(a)	3,044,527
	Oil Field Machinery & Equipment—18.4%
94,927	Cameron International Corp.(a)	5,842,757
54,628	Dresser-Rand Group, Inc.(a)	3,037,863
40,439	Dril-Quip, Inc.(a)	3,385,149
121,960	Forum Energy Technologies, Inc.(a)	3,391,707
89,149	National Oilwell Varco, Inc.	5,814,298
		21,471,774
	Oil - Field Services—48.7%
225,107	Basic Energy Services, Inc.(a)	3,090,719
135,546	C&J Energy Services, Inc.(a)	2,682,455
44,554	Core Laboratories NV (Netherlands)	6,450,528
139,420	Exterran Holdings, Inc.(a)	3,683,476
147,670	Halliburton Co.	6,315,846
137,567	Helix Energy Solutions Group, Inc.(a)	3,169,544
388,646	Key Energy Services, Inc.(a)	2,308,557
379,739	Newpark Resources, Inc.(a)	3,987,259
97,057	Oceaneering International, Inc.	6,810,490
42,291	Oil States International, Inc.(a)	3,779,124
382,810	Pioneer Energy Services Corp.(a)	2,698,811
205,928	RPC, Inc.	2,726,487
78,044	Schlumberger Ltd. (Curacao)	5,808,815
126,388	Superior Energy Services, Inc.(a)	3,487,045
		56,999,156
	Seismic Data Collection—5.0%
32,553	Geospace Technologies Corp.(a)	2,746,496
499,441	ION Geophysical Corp.(a)	3,116,512
		5,863,008
	Transportation - Marine—3.2%
120,852	Teekay Offshore Partners LP (Marshall Islands)	3,671,484
	Transportation - Services—3.0%
56,197	Bristow Group, Inc.	3,551,650
Total Common Stocks and Other Equity Interests	(Cost $118,370,656)	116,931,701
Number of Shares		Value
	Money Market Fund—0.1%
140,951	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $140,951)	$140,951
	Total Investments (Cost $118,511,607)—100.1%	117,072,652
	Liabilities in excess of other assets—(0.1)%	(99,944)
	Net Assets—100.0%	$116,972,708

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

60

Schedule of Investments

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Products - Miscellaneous—2.9%
495,697	Prestige Brands Holdings, Inc.(a)	$13,359,034
	Medical Products—5.4%
175,486	Baxter International, Inc.	12,261,207
395,496	Hospira, Inc.(a)	13,098,827
		25,360,034
	Medical - Biomedical/Genetics—21.6%
248,279	Amgen, Inc.	25,873,155
71,528	Biogen Idec, Inc.(a)	15,659,625
115,662	Celgene Corp.(a)	13,656,212
507,807	Gilead Sciences, Inc.(a)	25,715,347
372,685	Medicines Co. (The)(a)	12,581,846
1,046,079	Spectrum Pharmaceuticals, Inc.	7,751,445
		101,237,630
	Medical - Drugs—54.4%
623,916	Abbott Laboratories	23,034,979
920,744	Akorn, Inc.(a)	13,857,197
108,945	Allergan, Inc.	12,370,705
705,757	Auxilium Pharmaceuticals, Inc.(a)	10,536,952
584,173	Bristol-Myers Squibb Co.	23,203,351
397,198	Eli Lilly & Co.	21,996,825
419,319	Endo Health Solutions, Inc.(a)	15,363,848
320,649	Forest Laboratories, Inc.(a)	11,995,479
322,394	Hi-Tech Pharmacal Co., Inc.(a)	10,658,346
282,708	Johnson & Johnson	24,095,203
501,661	Merck & Co., Inc.	23,578,067
787,298	Pfizer, Inc.	22,886,753
238,151	Salix Pharmaceuticals Ltd.(a)	12,452,916
889,405	Santarus, Inc.(a)	16,338,370
934,652	VIVUS, Inc.(a)	12,421,525
		254,790,516
	Medical - Generic Drugs—10.6%
140,914	Actavis, Inc.(a)	14,898,837
602,047	Impax Laboratories, Inc.(a)	10,535,823
405,720	Mylan, Inc.(a)	11,810,509
103,776	Perrigo Co.	12,391,892
		49,637,061
	Therapeutics—5.1%
380,522	Questcor Pharmaceuticals, Inc.	11,697,246
842,254	Warner Chilcott PLC, Class A (Ireland)	12,111,613
		23,808,859
	Total Common Stocks (Cost $381,829,751)	468,193,134
Number of Shares		Value
	Money Market Fund—0.0%
249,380	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $249,380)	$249,380
	Total Investments (Cost $382,079,131)—100.0%	468,442,514
	Liabilities in excess of other assets—(0.0)%	(137,181)
	Net Assets—100.0%	$468,305,333

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

61

Schedule of Investments

PowerShares Dynamic Retail Portfolio (PMR)

April 30, 2013

Number of Shares		Value
	Common Stocks—99.9%
	Distribution/Wholesale—5.2%
16,565	Beacon Roofing Supply, Inc.(a)	$631,623
13,226	Pool Corp.	648,339
		1,279,962
	E-Commerce/Services—2.8%
103,098	United Online, Inc.	701,066
	Food - Retail—25.8%
12,565	Fresh Market, Inc. (The)(a)	514,285
14,269	Harris Teeter Supermarkets, Inc.	596,302
31,035	Ingles Markets, Inc., Class A	661,666
38,735	Kroger Co. (The)	1,331,709
26,808	Safeway, Inc.	603,716
157,994	SUPERVALU, Inc.	922,685
14,650	Weis Markets, Inc.	612,810
12,993	Whole Foods Market, Inc.	1,147,542
		6,390,715
	Rental Auto/Equipment—3.0%
25,731	Avis Budget Group, Inc.(a)	742,082
	Retail - Apparel/Shoe—10.3%
36,402	Brown Shoe Co., Inc.	615,558
25,648	L Brands, Inc.	1,292,916
15,384	Urban Outfitters, Inc.(a)	637,513
		2,545,987
	Retail - Automobile—2.5%
19,950	Penske Automotive Group, Inc.	616,854
	Retail - Building Products—8.0%
29,604	Lowe's Cos., Inc.	1,137,386
10,368	Lumber Liquidators Holdings, Inc.(a)	849,761
		1,987,147
	Retail - Discount—9.8%
11,024	Costco Wholesale Corp.	1,195,332
15,841	Wal-Mart Stores, Inc.	1,231,163
		2,426,495
	Retail - Drug Store—14.4%
21,717	CVS Caremark Corp.	1,263,495
373,176	Rite Aid Corp.(a)	988,917
26,673	Walgreen Co.	1,320,580
		3,572,992
	Retail - Home Furnishings—2.6%
27,240	Pier 1 Imports, Inc.	632,240
	Retail - Jewelry—2.8%
10,148	Signet Jewelers Ltd. (United Kingdom)	697,472
	Retail - Miscellaneous/Diversified—2.9%
8,191	PriceSmart, Inc.	730,883
Number of Shares		Value
	Common Stocks (Continued)
	Retail - Office Supplies—4.8%
49,574	OfficeMax, Inc.	$570,597
45,839	Staples, Inc.	606,908
		1,177,505
	Retail - Regional Department Store—2.4%
7,163	Dillard's, Inc., Class A	590,303
	Transportation - Equipment & Leasing—2.6%
4,026	AMERCO	646,978
	Total Common Stocks (Cost $21,241,215)	24,738,681
	Money Market Fund—0.4%
89,758	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $89,758)	89,758
	Total Investments (Cost $21,330,973)—100.3%	24,828,439
	Liabilities in excess of other assets—(0.3)%	(78,119)
	Net Assets—100.0%	$24,750,320

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

62

Schedule of Investments

PowerShares Dynamic Semiconductors Portfolio (PSI)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Computers - Memory Devices—3.1%
40,162	Spansion, Inc., Class A(a)	$521,704
	Electronic Components - Semiconductors—29.7%
53,803	Applied Micro Circuits Corp.(a)	401,370
10,160	Cree, Inc.(a)	574,751
29,773	Freescale Semiconductor Ltd. (Bermuda)(a)	460,886
12,331	Microchip Technology, Inc.	449,095
103,928	Micron Technology, Inc.(a)	979,002
69,410	PMC - Sierra, Inc.(a)	399,802
24,386	Texas Instruments, Inc.	883,017
21,957	Xilinx, Inc.	832,390
		4,980,313
	Lasers - Systems/Components—2.9%
4,573	Cymer, Inc.(a)	479,068
	Power Conversion/Supply Equipment—2.6%
25,342	Advanced Energy Industries, Inc.(a)	430,307
	Semiconductor Components - Integrated Circuits—28.8%
18,311	Analog Devices, Inc.	805,501
17,906	Cirrus Logic, Inc.(a)	345,765
39,534	Exar Corp.(a)	426,176
6,896	Hittite Microwave Corp.(a)	386,935
21,989	Linear Technology Corp.	802,598
26,578	Maxim Integrated Products, Inc.	822,057
10,677	Power Integrations, Inc.	442,135
12,835	QUALCOMM, Inc.	790,893
		4,822,060
	Semiconductor Equipment—26.9%
61,422	Applied Materials, Inc.	891,233
20,665	ATMI, Inc.(a)	449,464
44,616	Brooks Automation, Inc.	433,668
47,162	Entegris, Inc.(a)	447,096
41,331	Kulicke & Soffa Industries, Inc.(a)	477,786
28,116	Magnachip Semiconductor Corp.(a)	450,981
16,366	MKS Instruments, Inc.	439,754
11,256	Ultratech, Inc.(a)	331,714
15,333	Veeco Instruments, Inc.(a)	583,727
		4,505,423
	Wireless Equipment—6.0%
10,230	InterDigital, Inc.	454,314
98,834	RF Micro Devices, Inc.(a)	554,459
		1,008,773
	Total Common Stocks (Cost $15,565,216)	16,747,648
Number of Shares		Value
	Money Market Fund—0.4%
65,162	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $65,162)	$65,162
	Total Investments (Cost $15,630,378)—100.4%	16,812,810
	Liabilities in excess of other assets—(0.4)%	(68,440)
	Net Assets—100.0%	$16,744,370

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

63

Schedule of Investments

PowerShares Dynamic Software Portfolio (PSJ)

April 30, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Applications Software—9.9%
55,651	Infoblox, Inc.(a)	$1,230,444
36,744	Intuit, Inc.	2,191,412
78,056	PDF Solutions, Inc.(a)	1,335,538
		4,757,394
	Communications Software—2.4%
22,911	SolarWinds, Inc.(a)	1,165,024
	Computer Aided Design—7.7%
30,202	ANSYS, Inc.(a)	2,442,134
40,932	Aspen Technology, Inc.(a)	1,247,607
		3,689,741
	Computer Services—5.3%
18,616	DST Systems, Inc.	1,287,297
18,334	Manhattan Associates, Inc.(a)	1,287,230
		2,574,527
	Computer Software—2.6%
127,872	Accelrys, Inc.(a)	1,259,539
	Computers - Integrated Systems—5.0%
28,813	Jack Henry & Associates, Inc.	1,336,923
47,843	NetScout Systems, Inc.(a)	1,091,299
		2,428,222
	Data Processing/Management—5.3%
16,670	CommVault Systems, Inc.(a)	1,225,912
62,569	CSG Systems International, Inc.(a)	1,352,116
		2,578,028
	Electric - Distribution—2.7%
75,165	EnerNOC, Inc.(a)	1,316,891
	Electronic Design Automation—5.1%
87,623	Cadence Design Systems, Inc.(a)	1,209,197
35,807	Synopsys, Inc.(a)	1,273,655
		2,482,852
	Electronic Forms—5.6%
59,840	Adobe Systems, Inc.(a)	2,697,587
	Enterprise Software/Services—17.8%
93,926	CA, Inc.	2,533,184
66,383	Oracle Corp.	2,176,035
47,571	PROS Holdings, Inc.(a)	1,233,040
22,341	Tyler Technologies, Inc.(a)	1,412,845
12,996	Ultimate Software Group, Inc. (The)(a)	1,255,284
		8,610,388
	Finance - Mortgage Loan/Banker—3.5%
64,427	Ellie Mae, Inc.(a)	1,676,391
	Internet Security—5.1%
100,602	Symantec Corp.(a)	2,444,629
Number of Shares		Value
	Common Stocks (Continued)
	Medical Information Systems—11.7%
103,903	Allscripts Healthcare Solutions, Inc.(a)	$1,438,018
26,346	Cerner Corp.(a)	2,549,502
25,010	Medidata Solutions, Inc.(a)	1,659,664
		5,647,184
	Telecommunication Services—7.6%
64,310	Amdocs Ltd. (Guernsey)	2,295,867
120,523	Premiere Global Services, Inc.(a)	1,353,473
		3,649,340
	Transactional Software—2.7%
22,306	Solera Holdings, Inc.	1,284,379
	Total Common Stocks (Cost $40,634,320)	48,262,116
	Money Market Fund—0.2%
98,229	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $98,229)	98,229
	Total Investments (Cost $40,732,549)—100.2%	48,360,345
	Liabilities in excess of other assets—(0.2)%	(103,138)
	Net Assets—100.0%	$48,257,207

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

64

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Statements of Assets and Liabilities

April 30, 2013

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	PowerShares Dynamic Media Portfolio (PBS)
ASSETS:
Unaffiliated investments, at value(a)	$155,655,581	$104,214,883	$104,575,815	$236,247,378	$85,888,639	$150,970,839
Affiliated investments, at value	—	—	—	—	—	17,021,368
Total investments, at value	155,655,581	104,214,883	104,575,815	236,247,378	85,888,639	167,992,207
Receivables:
Shares sold	1,413,212	—	—	—	—	—
Investments sold	—	—	1,501,360	—	—	—
Dividends	11	39,290	10,309	198,429	5	7
Security lending	—	—	—	—	—	3,589
Expense waivers	—	—	—	—	—	—
Total Assets	157,068,804	104,254,173	106,087,484	236,445,807	85,888,644	167,995,803
LIABILITIES:
Payables:
Shares repurchased	—	—	1,501,226	—	—	—
Expenses recaptured	9,610	512	1,580	9,645	598	6,311
Investments purchased	1,413,324	—	—	—	—	—
Collateral upon return of securities loaned	—	—	—	—	—	17,021,368
Accrued advisory fees	60,839	42,794	44,301	89,317	33,930	61,460
Accrued trustees fees	14,841	8,834	10,814	11,201	8,661	9,893
Accrued expenses	116,807	81,208	102,586	109,322	80,113	108,371
Total Liabilities	1,615,421	133,348	1,660,507	219,485	123,302	17,207,403
NET ASSETS	$155,453,383	$104,120,825	$104,426,977	$236,226,322	$85,765,342	$150,788,400
NET ASSETS CONSIST OF:
Shares of beneficial interest	$281,432,624	$110,195,676	$139,367,965	$263,046,789	$92,406,852	$173,501,840
Undistributed net investment income (loss)	(143,843)	(72,549)	264,270	211,330	(7,801)	59,351
Undistributed net realized gain (loss)	(165,272,445)	(18,648,302)	(46,374,058)	(46,351,728)	(20,378,063)	(44,640,681)
Net unrealized appreciation (depreciation)	39,437,047	12,646,000	11,168,800	19,319,931	13,744,354	21,867,890
Net Assets	$155,453,383	$104,120,825	$104,426,977	$236,226,322	$85,765,342	$150,788,400
Shares outstanding (unlimited amount authorized, $0.01 par value)	5,500,000	5,300,000	3,450,000	10,000,000	3,150,000	7,500,000
Net asset value	$28.26	$19.65	$30.27	$23.62	$27.23	$20.11
Market price	$28.27	$19.63	$30.23	$23.61	$27.21	$20.10
Unaffiliated investments, at cost	$116,218,534	$91,568,883	$93,407,015	$216,927,447	$72,144,285	$129,102,949
Affiliated investments, at cost	$—	$—	$—	$—	$—	$17,021,368
Total investments, at cost	$116,218,534	$91,568,883	$93,407,015	$216,927,447	$72,144,285	$146,124,317
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—	$16,642,915

See Notes to Financial Statements.

66

	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)
ASSETS:
Unaffiliated investments, at value(a)	$30,098,901	$117,072,652	$468,442,514	$24,828,439	$16,812,810	$48,360,345
Affiliated investments, at value	—	—	—	—	—	—
Total investments, at value	30,098,901	117,072,652	468,442,514	24,828,439	16,812,810	48,360,345
Receivables:
Shares sold	—	2,219,772	—	—	—	—
Investments sold	—	8,968,899	—	—	—	—
Dividends	16	12,828	287,511	11,348	6,832	4
Security lending	—	—	—	—	—	—
Expense waivers	1,474	2,101	—	4,970	3,050	1,275
Total Assets	30,100,391	128,276,252	468,730,025	24,844,757	16,822,692	48,361,624
LIABILITIES:
Payables:
Shares repurchased	—	8,903,461	—	—	—	—
Expenses recaptured	—	—	7,634	—	—	—
Investments purchased	—	2,220,034	—	—	—	—
Collateral upon return of securities loaned	—	—	—	—	—	—
Accrued advisory fees	13,416	50,883	188,446	9,843	6,791	19,273
Accrued trustees fees	9,154	16,623	13,320	8,359	8,975	9,210
Accrued expenses	78,205	112,543	215,292	76,235	62,556	75,934
Total Liabilities	100,775	11,303,544	424,692	94,437	78,322	104,417
NET ASSETS	$29,999,616	$116,972,708	$468,305,333	$24,750,320	$16,744,370	$48,257,207
NET ASSETS CONSIST OF:
Shares of beneficial interest	$63,488,922	$318,527,853	$410,543,719	$39,065,790	$69,720,923	$65,790,527
Undistributed net investment income (loss)	222,354	71,156	535,069	37,901	44,467	(8,388)
Undistributed net realized gain (loss)	(33,576,742)	(200,187,346)	(29,136,838)	(17,850,837)	(54,203,452)	(25,152,728)
Net unrealized appreciation (depreciation)	(134,918)	(1,438,955)	86,363,383	3,497,466	1,182,432	7,627,796
Net Assets	$29,999,616	$116,972,708	$468,305,333	$24,750,320	$16,744,370	$48,257,207
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,000	5,200,000	11,500,000	850,000	1,100,000	1,600,000
Net asset value	$25.00	$22.49	$40.72	$29.12	$15.22	$30.16
Market price	$24.97	$22.49	$40.72	$29.11	$15.19	$30.12
Unaffiliated investments, at cost	$30,233,819	$118,511,607	$382,079,131	$21,330,973	$15,630,378	$40,732,549
Affiliated investments, at cost	$—	$—	$—	$—	$—	$—
Total investments, at cost	$30,233,819	$118,511,607	$382,079,131	$21,330,973	$15,630,378	$40,732,549
(a)Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—	$—

67

Statements of Operations

Year Ended April 30, 2013

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	PowerShares Dynamic Media Portfolio (PBS)
INVESTMENT INCOME:
Unaffiliated dividend income	$587,816	$592,079	$1,962,934	$2,529,483	$712,322	$1,620,431
Securities lending income	—	—	—	—	—	40,921
Foreign withholding tax	—	—	—	—	—	—
Total Income	587,816	592,079	1,962,934	2,529,483	712,322	1,661,352
EXPENSES:
Advisory fees	677,140	277,853	375,171	663,173	310,067	619,290
Accounting & administration fees	57,844	57,844	57,844	57,844	57,844	57,844
Sub-licensing	40,625	16,671	22,510	39,790	18,604	37,158
Recapture (Note 3)	37,721	—	—	2,504	—	—
Professional fees	18,567	21,489	23,832	28,608	22,495	24,922
Trustees fees	8,596	6,316	6,544	9,404	6,658	7,833
Custodian & transfer agent fees	1,024	—	3,459	—	1,778	5,334
Other expenses	11,668	4,926	27,724	34,274	13,014	30,366
Total Expenses	853,185	385,099	517,084	835,597	430,460	782,747
Waivers	—	(35,007)	(31,709)	—	(39,775)	(2,439)
Net Expenses	853,185	350,092	485,375	835,597	390,685	780,308
Net Investment Income (Loss)	(265,369)	241,987	1,477,559	1,693,886	321,637	881,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(9,936,056)	(329,238)	(7,920,405)	(7,890,409)	(1,639,355)	(7,951,424)
In-kind redemptions	22,063,208	9,233,209	10,371,896	17,770,060	9,240,848	30,066,331
Net realized gain (loss)	12,127,152	8,903,971	2,451,491	9,879,651	7,601,493	22,114,907
Net change in unrealized appreciation (depreciation) on investment securities	21,227,732	8,901,943	11,077,590	12,783,411	5,981,019	11,226,828
Net realized and unrealized gain (loss)	33,354,884	17,805,914	13,529,081	22,663,062	13,582,512	33,341,735
Net increase (decrease) in net assets resulting from operations	$33,089,515	$18,047,901	$15,006,640	$24,356,948	$13,904,149	$34,222,779

See Notes to Financial Statements.

68

	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)
INVESTMENT INCOME:
Unaffiliated dividend income	$688,399	$1,020,675	$7,070,176	$1,582,269	$246,774	$288,407
Securities lending income	—	—	—	—	—	—
Foreign withholding tax	—	(7,890)	—	—	—	—
Total Income	688,399	1,012,785	7,070,176	1,582,269	246,774	288,407
EXPENSES:
Advisory fees	238,234	635,119	1,642,043	245,451	88,062	238,692
Accounting & administration fees	57,844	57,399	75,348	57,844	57,844	57,844
Sub-licensing	14,294	38,107	98,522	14,728	5,282	14,322
Recapture (Note 3)	—	—	121,217	—	—	—
Professional fees	25,043	23,095	35,999	25,829	22,092	21,573
Trustees fees	6,138	7,465	12,948	6,756	5,557	6,275
Custodian & transfer agent fees	—	2,832	13,967	5,247	1,617	3,201
Other expenses	13,958	20,652	68,931	9,534	3,774	10,544
Total Expenses	355,511	784,669	2,068,975	365,389	184,228	352,451
Waivers	(52,287)	—	—	(55,726)	(73,270)	(51,699)
Net Expenses	303,224	784,669	2,068,975	309,663	110,958	300,752
Net Investment Income (Loss)	385,175	228,116	5,001,201	1,272,606	135,816	(12,345)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	(11,276,564)	(19,093,879)	(124,410)	(4,970,729)	(2,773,118)	(3,256,805)
In-kind redemptions	4,249,413	13,008,093	24,885,572	8,463,589	2,030,639	5,749,559
Net realized gain (loss)	(7,027,151)	(6,085,786)	24,761,162	3,492,860	(742,479)	2,492,754
Net change in unrealized appreciation (depreciation) on investment securities	(2,041,654)	14,972,383	57,938,799	(2,243,383)	(64,085)	2,706,450
Net realized and unrealized gain (loss)	(9,068,805)	8,886,597	82,699,961	1,249,477	(806,564)	5,199,204
Net increase (decrease) in net assets resulting from operations	$(8,683,630)	$9,114,713	$87,701,162	$2,522,083	$(670,748)	$5,186,859

69

Statements of Changes in Net Assets

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)		PowerShares Dynamic Building & Construction Portfolio (PKB)		PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$(265,369)	$(342,468)	$241,987	$35,289	$1,477,559	$627,416
Net realized gain (loss)	12,127,152	7,311,922	8,903,971	1,884,261	2,451,491	10,819,779
Net change in unrealized appreciation (depreciation)	21,227,732	(24,826,945)	8,901,943	(2,989,304)	11,077,590	(23,953,564)
Net increase (decrease) in net assets resulting from operations	33,089,515	(17,857,491)	18,047,901	(1,069,754)	15,006,640	(12,506,369)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(322,061)	(32,808)	(1,748,096)	(1,050,119)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	79,409,291	69,294,542	117,839,052	29,766,601	85,567,201	59,036,092
Value of shares repurchased	(93,948,251)	(132,087,390)	(62,044,425)	(38,267,870)	(61,990,794)	(96,863,044)
Net increase (decrease) in net assets resulting from shares transactions	(14,538,960)	(62,792,848)	55,794,627	(8,501,269)	23,576,407	(37,826,952)
Increase (Decrease) in Net Assets	18,550,555	(80,650,339)	73,520,467	(9,603,831)	36,834,951	(51,383,440)
NET ASSETS:
Beginning of year	136,902,828	217,553,167	30,600,358	40,204,189	67,592,026	118,975,466
End of year	$155,453,383	$136,902,828	$104,120,825	$30,600,358	$104,426,977	$67,592,026
Undistributed net investment income (loss) at end of year	$(143,843)	$(141,891)	$(72,549)	$(2,284)	$264,270	$37,865
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,450,000	3,200,000	6,850,000	2,300,000	3,000,000	2,450,000
Shares repurchased	(4,100,000)	(6,450,000)	(3,700,000)	(3,000,000)	(2,300,000)	(4,000,000)
Shares outstanding, beginning of year	6,150,000	9,400,000	2,150,000	2,850,000	2,750,000	4,300,000
Shares outstanding, end of year	5,500,000	6,150,000	5,300,000	2,150,000	3,450,000	2,750,000

See Notes to Financial Statements.

70

	PowerShares Dynamic Food & Beverage Portfolio (PBJ)		PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)		PowerShares Dynamic Media Portfolio (PBS)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$1,693,886	$2,342,865	$321,637	$399,365	$881,044	$796,986
Net realized gain (loss)	9,879,651	(9,088,202)	7,601,493	331,116	22,114,907	(2,214,168)
Net change in unrealized appreciation (depreciation)	12,783,411	(3,120,021)	5,981,019	1,597,276	11,226,828	(8,907,435)
Net increase (decrease) in net assets resulting from operations	24,356,948	(9,865,358)	13,904,149	2,327,757	34,222,779	(10,324,617)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,927,726)	(2,109,710)	(444,843)	(312,008)	(917,905)	(855,476)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	213,982,354	464,466,696	98,219,830	72,272,447	167,843,900	112,819,604
Value of shares repurchased	(169,224,165)	(375,333,878)	(83,592,336)	(77,542,805)	(188,335,046)	(120,546,328)
Net increase (decrease) in net assets resulting from shares transactions	44,758,189	89,132,818	14,627,494	(5,270,358)	(20,491,146)	(7,726,724)
Increase (Decrease) in Net Assets	67,187,411	77,157,750	28,086,800	(3,254,609)	12,813,728	(18,906,817)
NET ASSETS:
Beginning of year	169,038,911	91,881,161	57,678,542	60,933,151	137,974,672	156,881,489
End of year	$236,226,322	$169,038,911	$85,765,342	$57,678,542	$150,788,400	$137,974,672
Undistributed net investment income (loss) at end of year	$211,330	$445,170	$(7,801)	$152,569	$59,351	$96,212
CHANGES IN SHARES OUTSTANDING:
Shares sold	9,800,000	23,600,000	4,300,000	3,650,000	9,950,000	7,900,000
Shares repurchased	(8,350,000)	(19,700,000)	(3,750,000)	(4,200,000)	(11,750,000)	(8,650,000)
Shares outstanding, beginning of year	8,550,000	4,650,000	2,600,000	3,150,000	9,300,000	10,050,000
Shares outstanding, end of year	10,000,000	8,550,000	3,150,000	2,600,000	7,500,000	9,300,000

71

Statements of Changes in Net Assets (Continued)

	PowerShares Dynamic Networking Portfolio (PXQ)		PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)		PowerShares Dynamic Pharmaceuticals Portfolio (PJP)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$385,175	$(248,164)	$228,116	$(55,412)	$5,001,201	$1,421,705
Net realized gain (loss)	(7,027,151)	(2,942,344)	(6,085,786)	23,744,693	24,761,162	15,225,649
Net change in unrealized appreciation (depreciation)	(2,041,654)	(16,251,583)	14,972,383	(87,288,071)	57,938,799	18,639,753
Net increase (decrease) in net assets resulting from operations	(8,683,630)	(19,442,091)	9,114,713	(63,598,790)	87,701,162	35,287,107
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(93,171)	—	(143,856)	(18,614)	(4,861,110)	(1,193,747)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	11,278,766	31,046,696	149,307,907	172,404,147	215,166,666	296,418,279
Value of shares repurchased	(54,241,007)	(102,157,431)	(188,790,791)	(271,274,105)	(100,086,731)	(147,732,745)
Net increase (decrease) in net assets resulting from shares transactions	(42,962,241)	(71,110,735)	(39,482,884)	(98,869,958)	115,079,935	148,685,534
Increase (Decrease) in Net Assets	(51,739,042)	(90,552,826)	(30,512,027)	(162,487,362)	197,919,987	182,778,894
NET ASSETS:
Beginning of year	81,738,658	172,291,484	147,484,735	309,972,097	270,385,346	87,606,452
End of year	$29,999,616	$81,738,658	$116,972,708	$147,484,735	$468,305,333	$270,385,346
Undistributed net investment income (loss) at end of year	$222,354	$(72,698)	$71,156	$(13,104)	$535,069	$394,978
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	1,150,000	7,200,000	8,100,000	6,050,000	10,800,000
Shares repurchased	(2,200,000)	(4,100,000)	(9,200,000)	(12,650,000)	(3,000,000)	(5,700,000)
Shares outstanding, beginning of year	2,950,000	5,900,000	7,200,000	11,750,000	8,450,000	3,350,000
Shares outstanding, end of year	1,200,000	2,950,000	5,200,000	7,200,000	11,500,000	8,450,000

See Notes to Financial Statements.

72

	PowerShares Dynamic Retail Portfolio (PMR)		PowerShares Dynamic Semiconductors Portfolio (PSI)		PowerShares Dynamic Software Portfolio (PSJ)
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
OPERATIONS:
Net investment income (loss)	$1,272,606	$273,269	$135,816	$108,227	$(12,345)	$(163,090)
Net realized gain (loss)	3,492,860	2,401,127	(742,479)	(244,857)	2,492,754	1,322,942
Net change in unrealized appreciation (depreciation)	(2,243,383)	4,319,623	(64,085)	(5,838,142)	2,706,450	(6,796,711)
Net increase (decrease) in net assets resulting from operations	2,522,083	6,994,019	(670,748)	(5,974,772)	5,186,859	(5,636,859)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,304,529)	(208,592)	(140,761)	(53,536)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	63,080,768	170,377,995	10,919,661	37,543,382	36,626,496	62,313,336
Value of shares repurchased	(116,191,131)	(113,650,528)	(14,625,193)	(53,002,564)	(43,265,846)	(90,740,602)
Net increase (decrease) in net assets resulting from shares transactions	(53,110,363)	56,727,467	(3,705,532)	(15,459,182)	(6,639,350)	(28,427,266)
Increase (Decrease) in Net Assets	(51,892,809)	63,512,894	(4,517,041)	(21,487,490)	(1,452,491)	(34,064,125)
NET ASSETS:
Beginning of year	76,643,129	13,130,235	21,261,411	42,748,901	49,709,698	83,773,823
End of year	$24,750,320	$76,643,129	$16,744,370	$21,261,411	$48,257,207	$49,709,698
Undistributed net investment income (loss) at end of year	$37,901	$69,645	$44,467	$49,412	$(8,388)	$(57,902)
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,500,000	7,600,000	750,000	2,300,000	1,350,000	2,550,000
Shares repurchased	(4,600,000)	(5,250,000)	(1,000,000)	(3,300,000)	(1,600,000)	(3,750,000)
Shares outstanding, beginning of year	2,950,000	600,000	1,350,000	2,350,000	1,850,000	3,050,000
Shares outstanding, end of year	850,000	2,950,000	1,100,000	1,350,000	1,600,000	1,850,000

73

Financial Highlights

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$22.26	$23.14	$19.67	$12.90		$17.77
Net investment income (loss)(a)	(0.05)	(0.04)	(0.05)	0.06	(e)	(0.06)
Net realized and unrealized gain (loss) on investments	6.05	(0.84)	3.52	6.79		(4.81)
Total from investment operations	6.00	(0.88)	3.47	6.85		(4.87)
Distributions to shareholders from:
Net investment income	—	—	—	(0.06)		—
Return of capital	—	—	—	(0.02)		—
Total distributions	—	—	—	(0.08)		—
Net asset value at end of year	$28.26	$22.26	$23.14	$19.67		$12.90
Market price at end of year(b)	$28.27	$22.21	$23.18	$19.68		$12.87
NET ASSET VALUE, TOTAL RETURN:(c)	26.96%	(3.80)%	17.64%	53.19%		(27.41)%
MARKET PRICE TOTAL RETURN(c)	27.29%	(4.18)%	17.78%	53.63%		(27.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$155,453	$136,903	$217,553	$214,391		$139,297
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.63%	0.64%	0.65%	0.61%		0.62%
Net investment income (loss), after Waivers	(0.20)%	(0.21)%	(0.23)%	0.36	%(e)	(0.38)%
Portfolio turnover rate(d)	53%	53%	81%	80%		93%

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2013	2012	2011		2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$14.23	$14.11	$13.92		$10.92	$17.25
Net investment income(a)	0.07	0.02	0.68	(f)	0.01	0.02
Net realized and unrealized gain (loss) on investments	5.44	0.12	0.29	(g)	3.01	(6.33)
Total from investment operations	5.51	0.14	0.97		3.02	(6.31)
Distributions to shareholders from:
Net investment income	(0.09)	(0.02)	(0.66)		(0.02)	(0.02)
Return of capital	—	—	(0.12)		—	—
Total distributions	(0.09)	(0.02)	(0.78)		(0.02)	(0.02)
Net asset value at end of year	$19.65	$14.23	$14.11		$13.92	$10.92
Market price at end of year(b)	$19.63	$14.20	$14.09		$13.92	$10.94
NET ASSET VALUE, TOTAL RETURN:(c)	38.85%	0.99%	7.49%		27.65%	(36.61)%
MARKET PRICE TOTAL RETURN(c)	39.01%	0.92%	7.34%		27.42%	(36.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$104,121	$30,600	$40,204		$50,114	$49,142
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.69%	1.01%	0.91%		0.76%	1.06%
Net investment income (loss), after Waivers	0.44%	0.12%	5.25	%(f)	0.07%	0.19%
Portfolio turnover rate(d)	95%	72%	75%		59%	50%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.41 per share owned of PDL BioPharma, Inc. on December 15, 2009. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.03) and (0.18)%, respectively.

(f)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.26%, respectively.

(g)  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
See Notes to Financial Statements.

74

Financial Highlights (Continued)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$24.58	$27.67	$18.46	$13.17	$26.69
Net investment income(a)	0.53	0.19	0.12	0.10	0.06
Net realized and unrealized gain (loss) on investments	5.81	(2.94)	9.21	5.27	(13.50)
Total from investment operations	6.34	(2.75)	9.33	5.37	(13.44)
Distributions to shareholders from:
Net investment income	(0.65)	(0.34)	(0.12)	(0.07)	(0.08)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.65)	(0.34)	(0.12)	(0.08)	(0.08)
Net asset value at end of year	$30.27	$24.58	$27.67	$18.46	$13.17
Market price at end of year(b)	$30.23	$24.57	$27.65	$18.46	$13.15
NET ASSET VALUE, TOTAL RETURN:(c)	26.14%	(9.86)%	50.80%	40.87%	(50.42)%
MARKET PRICE TOTAL RETURN(c)	26.03%	(9.83)%	50.69%	41.08%	(50.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$104,427	$67,592	$118,975	$59,983	$51,344

Ratio to average net assets of:

Expenses, after Waivers	0.65%	0.65%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.69%	0.73%	0.76%	0.76%	0.69%
Net investment income, after Waivers	1.97%	0.81%	0.57%	0.62%	0.30%
Portfolio turnover rate(d)	80%	94%	57%	68%	68%

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$19.77	$19.76	$16.00	$12.73	$16.73
Net investment income(a)	0.26	0.22	0.24	0.20	0.25
Net realized and unrealized gain (loss) on investments	3.92	(0.03)	3.73	3.33	(4.08)
Total from investment operations	4.18	0.19	3.97	3.53	(3.83)
Distributions to shareholders from:
Net investment income	(0.33)	(0.18)	(0.21)	(0.26)	(0.17)
Net asset value at end of year	$23.62	$19.77	$19.76	$16.00	$12.73
Market price at end of year(b)	$23.61	$19.77	$19.81	$16.01	$12.74
NET ASSET VALUE, TOTAL RETURN:(c)	21.45%	1.02%	24.99%	28.08%	(22.99)%
MARKET PRICE TOTAL RETURN(c)	21.40%	0.77%	25.23%	28.06%	(22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$236,226	$169,039	$91,881	$72,795	$86,592

Ratio to average net assets of:

Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.64%	0.71%	0.74%	0.71%
Net investment income, after Waivers	1.28%	1.13%	1.39%	1.41%	1.80%
Portfolio turnover rate(d)	92%	134%	73%	65%	65%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

75

Financial Highlights (Continued)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$22.18	$19.34	$16.52	$10.65	$15.11
Net investment income(a)	0.12	0.15	0.16	0.05	0.10
Net realized and unrealized gain (loss) on investments	5.09	2.82	2.81	5.88	(4.46)
Total from investment operations	5.21	2.97	2.97	5.93	(4.36)
Distributions to shareholders from:
Net investment income	(0.16)	(0.13)	(0.15)	(0.06)	(0.10)
Net asset value at end of year	$27.23	$22.18	$19.34	$16.52	$10.65
Market price at end of year(b)	$27.21	$22.20	$19.34	$16.54	$10.63
NET ASSET VALUE, TOTAL RETURN:(c)	23.67%	15.49%	18.03%	55.81%	(28.91)%
MARKET PRICE TOTAL RETURN(c)	23.47%	15.59%	17.89%	56.29%	(29.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$85,765	$57,679	$60,933	$62,794	$12,776

Ratio to average net assets of:

Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.69%	0.80%	0.78%	1.06%	1.65%
Net investment income, after Waivers	0.52%	0.80%	0.92%	0.41%	0.96%
Portfolio turnover rate(d)	93%	90%	58%	68%	50%

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$14.84	$15.61	$13.68	$8.25		$13.44
Net investment income(a)	0.12	0.08	0.07	0.06		0.05
Net realized and unrealized gain (loss) on investments	5.28	(0.76)	1.93	5.42		(5.18)
Total from investment operations	5.40	(0.68)	2.00	5.48		(5.13)
Distributions to shareholders from:
Net investment income	(0.13)	(0.09)	(0.07)	(0.05)		(0.04)
Return of capital	—	—	—	(0.00	)(e)	(0.02)
Total distributions	(0.13)	(0.09)	(0.07)	(0.05)		(0.06)
Net asset value at end of year	$20.11	$14.84	$15.61	$13.68		$8.25
Market price at end of year(b)	$20.10	$14.84	$15.61	$13.70		$8.26
NET ASSET VALUE, TOTAL RETURN:(c)	36.62%	(4.33)%	14.68%	66.55%		(38.30)%
MARKET PRICE TOTAL RETURN(c)	36.55%	(4.33)%	14.51%	66.59%		(38.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$150,788	$137,975	$156,881	$125,875		$8,254
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.63%	0.65%	0.69%	0.77%		1.22%
Net investment income, after Waivers	0.71%	0.60%	0.57%	0.51%		0.52%
Portfolio turnover rate(d)	70%	89%	53%	50%		69%

(a)  Based on average shares outstanding.

(b)  The mean between the last bid and ask prices.

(c)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)  Amount represents less than $0.005.

See Notes to Financial Statements.

76

Financial Highlights (Continued)

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$27.71	$29.20	$21.08	$13.56	$16.04
Net investment income (loss)(a)	0.20 (b)	(0.06)	(0.10)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.85)	(1.43)	8.33	7.61	(2.42)
Total from investment operations	(2.65)	(1.49)	8.23	7.52	(2.48)
Distributions to shareholders from:
Net investment income	(0.06)	—	—	—	—
Return of capital	—	—	(0.11)	—	—
Total distributions	(0.06)	—	(0.11)	—	—
Net asset value at end of year	$25.00	$27.71	$29.20	$21.08	$13.56
Market price at end of year(c)	$24.97	$27.68	$29.20	$21.11	$13.58
NET ASSET VALUE, TOTAL RETURN:(d)	(9.57)%	(5.10)%	39.08%	55.46%	(15.46)%
MARKET PRICE TOTAL RETURN(d)	(9.58)%	(5.20)%	38.89%	55.45%	(15.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$30,000	$81,739	$172,291	$47,437	$16,276

Ratio to average net assets of:

Expenses, after Waivers	0.64%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.75%		0.67%	0.70%	0.95%	1.92%
Net investment income (loss), after Waivers	0.81	%(b)	(0.22)%	(0.38)%	(0.50)%	(0.49)%
Portfolio turnover rate(e)	68%		84%	61%	29%	23%

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2013	2012		2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$20.48	$26.38		$18.03	$13.09	$29.23
Net investment income (loss)(a)	0.04	(0.01)		0.07	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.00	(5.89)		8.36	4.98	(16.16)
Total from investment operations	2.04	(5.90)		8.43	5.02	(16.10)
Distributions to shareholders from:
Net investment income	(0.03)	(0.00	)(f)	(0.08)	(0.06)	(0.04)
Return of capital	—	—		—	(0.02)	—
Total distributions	(0.03)	—		(0.08)	(0.08)	(0.04)
Net asset value at end of year	$22.49	$20.48		$26.38	$18.03	$13.09
Market price at end of year(c)	$22.49	$20.48		$26.38	$18.02	$13.11
NET ASSET VALUE, TOTAL RETURN:(d)	9.95%	(22.36)%		46.84%	38.41%	(55.04)%
MARKET PRICE TOTAL RETURN(d)	9.95%	(22.36)%		46.93%	38.13%	(54.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$116,973	$147,485		$309,972	$170,358	$155,716

Ratio to average net assets of:

Expenses, after Waivers	0.62%	0.63%	0.63%	0.63%	0.62%
Expenses, prior to Waivers	0.62%	0.63%	0.64%	0.63%	0.61%
Net investment income (loss), after Waivers	0.18%	(0.03)%	0.36%	0.24%	0.29%
Portfolio turnover rate(e)	68%	70%	39%	56%	48%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(f)  Amount represents less than $0.005.

See Notes to Financial Statements.

77

Financial Highlights (Continued)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$32.00	$26.15	$19.55	$13.91	$17.20
Net investment income(a)	0.54 (b)	0.22	0.17	0.14	0.15
Net realized and unrealized gain (loss) on investments	8.72	5.83	6.56	5.76	(3.32)
Total from investment operations	9.26	6.05	6.73	5.90	(3.17)
Distributions to shareholders from:
Net investment income	(0.54)	(0.20)	(0.13)	(0.26)	(0.12)
Net asset value at end of year	$40.72	$32.00	$26.15	$19.55	$13.91
Market price at end of year(c)	$40.72	$31.99	$26.17	$19.54	$13.92
NET ASSET VALUE, TOTAL RETURN:(d)	29.25%	23.29%	34.55%	42.69%	(18.52)%
MARKET PRICE TOTAL RETURN(d)	29.29%	23.16%	34.73%	42.51%	(18.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$468,305	$270,385	$87,606	$57,662	$104,349

Ratio to average net assets of:

Expenses, after Waivers	0.63%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%		0.64%	0.76%	0.74%	0.66%
Net investment income, after Waivers	1.52	%(b)	0.77%	0.78%	0.83%	0.95%
Portfolio turnover rate(e)	24%		23%	9%	35%	31%

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$25.98	$21.88	$18.67	$14.64	$15.99
Net investment income(a)	0.66	0.16	0.18	0.06	0.05
Net realized and unrealized gain (loss) on investments	3.11	4.17	3.21	4.08	(1.36)
Total from investment operations	3.77	4.33	3.39	4.14	(1.31)
Distributions to shareholders from:
Net investment income	(0.63)	(0.23)	(0.18)	(0.11)	(0.04)
Net asset value at end of year	$29.12	$25.98	$21.88	$18.67	$14.64
Market price at end of year(c)	$29.11	$25.98	$21.90	$18.68	$14.64
NET ASSET VALUE, TOTAL RETURN:(d)	14.87%	20.06%	18.35%	28.49%	(8.11)%
MARKET PRICE TOTAL RETURN(d)	14.83%	19.95%	18.39%	28.56%	(8.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$24,750	$76,643	$13,130	$24,273	$77,607

Ratio to average net assets of:

Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.87%	1.63%	0.89%	1.08%
Net investment income, after Waivers	2.59%	0.75%	1.01%	0.44%	0.45%
Portfolio turnover rate(e)	83%	111%	102%	52%	53%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

78

Financial Highlights (Continued)

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$15.75	$18.19	$14.29	$10.39		$16.32
Net investment income(a)	0.11	0.06	0.01	0.05		0.04
Net realized and unrealized gain (loss) on investments	(0.52)	(2.47)	3.92	3.91		(5.92)
Total from investment operations	(0.41)	(2.41)	3.93	3.96		(5.88)
Distribution to shareholder from:
Net investment income	(0.12)	(0.03)	(0.01)	(0.06)		(0.05)
Return of capital	—	—	(0.02)	(0.00	)(b)	—
Total distributions	(0.12)	(0.03)	(0.03)	(0.06)		(0.05)
Net asset value at end of year	$15.22	$15.75	$18.19	$14.29		$10.39
Market price at end of year(c)	$15.19	$15.71	$18.20	$14.29		$10.39
NET ASSET VALUE, TOTAL RETURN:(d)	(2.56)%	(13.20)%	27.57%	38.16%		(36.01)%
MARKET PRICE TOTAL RETURN(d)	(2.50)%	(13.47)%	27.64%	38.16%		(36.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$16,744	$21,261	$42,749	$28,573		$36,373

Ratio to average net assets of:

Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	1.05%	1.02%	0.97%	0.90%	0.82%
Net investment income, after Waivers	0.77%	0.42%	0.04%	0.39%	0.32%
Portfolio turnover rate(e)	91%	57%	64%	68%	65%

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$26.87	$27.47	$22.54	$15.37	$17.53
Net investment income (loss)(a)	(0.01)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.30	(0.53)	5.00	7.24	(2.10)
Total from investment operations	3.29	(0.60)	4.93	7.17	(2.16)
Net asset value at end of year	$30.16	$26.87	$27.47	$22.54	$15.37
Market price at end of year(c)	$30.12	$26.87	$27.48	$22.55	$15.37
NET ASSET VALUE, TOTAL RETURN:(d)	12.24%	(2.19)%	21.87%	46.65%	(12.32)%
MARKET PRICE TOTAL RETURN(d)	12.09%	(2.22)%	21.86%	46.71%	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)	$48,257	$49,710	$83,774	$67,626	$36,896

Ratio to average net assets of:

Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.78%	0.77%	0.75%	0.97%
Net investment income (loss), after Waivers	(0.03)%	(0.29)%	(0.29)%	(0.38)%	(0.42)%
Portfolio turnover rate(e)	95%	100%	46%	33%	53%

(a)  Based on average shares outstanding.

(b)  Amount represents less than $0.005.

(c)  The mean between the last bid and ask prices.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

79

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of April 30, 2013, the Trust offered fifty-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	"Dynamic Biotechnology & Genome Portfolio"
PowerShares Dynamic Building & Construction Portfolio (PKB)	"Dynamic Building & Construction Portfolio"
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	"Dynamic Energy Exploration & Production Portfolio"
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	"Dynamic Food & Beverage Portfolio"
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	"Dynamic Leisure and Entertainment Portfolio"
PowerShares Dynamic Media Portfolio (PBS)	"Dynamic Media Portfolio"
PowerShares Dynamic Networking Portfolio (PXQ)	"Dynamic Networking Portfolio"
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	"Dynamic Oil & Gas Services Portfolio"
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	"Dynamic Pharmaceuticals Portfolio"
PowerShares Dynamic Retail Portfolio (PMR)	"Dynamic Retail Portfolio"
PowerShares Dynamic Semiconductors Portfolio (PSI)	"Dynamic Semiconductors Portfolio"
PowerShares Dynamic Software Portfolio (PSJ)	"Dynamic Software Portfolio"

Each portfolio (each, a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in each Fund's relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an "Underlying Index"):

Fund	Index
Dynamic Biotechnology & Genome Portfolio	Dynamic Biotechnology & Genome IntellidexSM Index
Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index

80

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Fund	Index
Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure and Entertainment IntellidexSM Index
Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceuticals IntellidexSM Index
Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors Portfolio	Dynamic Semiconductors IntellidexSM Index
Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations

81

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the

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April 30, 2013

stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund's Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees") or Invesco PowerShares Capital Management LLC (the "Adviser"), expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the fiscal year ended April 30, 2013, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Fund's distributions to shareholders or net asset value total return.

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Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net increase (decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net increase (decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets
	Net income (loss) equalization*
	For the year ended April 30, 2013	For the year ended April 30, 2012
Dynamic Biotechnology & Genome Portfolio	$(12,963)	$(116,365)
Dynamic Building & Construction Portfolio	(927,450)	(57,393)
Dynamic Energy Exploration & Production Portfolio	67,239	(1,590)
Dynamic Food & Beverage Portfolio	(6,728)	(372,016)
Dynamic Leisure and Entertainment Portfolio	141,861	(155,093)
Dynamic Media Portfolio	(143,014)	(56,706)
Dynamic Networking Portfolio	213,389	(332,128)
Dynamic Oil & Gas Services Portfolio	68,763	39,495
Dynamic Pharmaceuticals Portfolio	62,352	266,249
Dynamic Retail Portfolio	(360,412)	486,643
Dynamic Semiconductors Portfolio	20,234	833
Dynamic Software Portfolio	26,593	(17,484)

*  An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
	For the Year Ended April 30,
	2013	2012		2011		2010		2009
Dynamic Biotechnology & Genome Portfolio	$0.00 (a)	$0.01		$0.00	(a)	$(0.01)		$(0.01)
Dynamic Building & Construction Portfolio	0.28	0.02		0.03		(0.00	)(a)	0.05
Dynamic Energy Exploration & Production Portfolio	(0.02)	0.00	(a)	(0.00	)(a)	(0.00	)(a)	0.00 (a)
Dynamic Food & Beverage Portfolio	0.00 (a)	0.04		0.02		(0.06)		0.04
Dynamic Leisure and Entertainment Portfolio	(0.05)	0.06		0.05		(0.44)		(0.04)
Dynamic Media Portfolio	0.02	0.01		(0.01)		(0.12)		0.05
Dynamic Networking Portfolio	(0.11)	0.08		0.02		0.02		0.11
Dynamic Oil & Gas Services Portfolio	(0.01)	(0.00	)(a)	0.01		(0.00	)(a)	0.00 (a)
Dynamic Pharmaceuticals Portfolio	(0.01)	(0.04)		(0.01)		(0.04)		0.00 (a)
Dynamic Retail Portfolio	0.19	(0.29)		0.13		0.10		(0.17)
Dynamic Semiconductors Portfolio	(0.02)	(0.00	)(a)	0.00	(a)	(0.01)		(0.01)
Dynamic Software Portfolio	(0.02)	0.01		0.01		0.00	(a)	0.02

(a) Amount represents less than $0.005.

85

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

H. Securities Lending

Dynamic Media Portfolio may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund, if and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), through at least August 31, 2014. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds' Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

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Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2013 are as follows:

	Total Potential Recapture Amounts	04/30/14	04/30/15	04/30/16
Dynamic Biotechnology & Genome Portfolio	$17,548	$—	$17,548	$—
Dynamic Building & Construction Portfolio	255,727	113,361	107,359	35,007
Dynamic Energy Exploration & Production Portfolio	185,251	92,366	61,176	31,709
Dynamic Food & Beverage Portfolio	86,186	75,694	10,492	—
Dynamic Leisure and Entertainment Portfolio	217,066	89,979	87,312	39,775
Dynamic Media Portfolio	89,828	63,137	24,252	2,439
Dynamic Networking Portfolio	172,179	71,940	47,952	52,287
Dynamic Oil & Gas Services Portfolio	118	—	118	—
Dynamic Pharmaceuticals Portfolio	18,411	7,946	10,465	—
Dynamic Retail Portfolio	267,390	123,788	87,876	55,726
Dynamic Semiconductors Portfolio	286,400	113,566	99,564	73,270
Dynamic Software Portfolio	222,017	88,386	81,932	51,699

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with NYSE Arca, Inc. (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other

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Notes to Financial Statements (Continued)

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April 30, 2013

investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2013 and 2012:

	2013	2012
	Ordinary Income	Ordinary Income
Dynamic Biotechnology & Genome Portfolio	$—	$—
Dynamic Building & Construction Portfolio	322,061	32,808
Dynamic Energy Exploration & Production Portfolio	1,748,096	1,050,119
Dynamic Food & Beverage Portfolio	1,927,726	2,109,710
Dynamic Leisure and Entertainment Portfolio	444,843	312,008
Dynamic Media Portfolio	917,905	855,476
Dynamic Networking Portfolio	93,171	—
Dynamic Oil & Gas Services Portfolio	143,856	18,614
Dynamic Pharmaceuticals Portfolio	4,861,110	1,193,747
Dynamic Retail Portfolio	1,304,529	208,592
Dynamic Semiconductors Portfolio	140,761	53,536
Dynamic Software Portfolio	—	—

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Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation) – Investment Securities	Capital Loss Carryforward	Late-Year Ordinary/ Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome Portfolio**	$—	$(13,958)	$38,928,274	$(162,640,426)	$(2,253,131)	$281,432,624	$155,453,383
Dynamic Building & Construction Portfolio**	—	(7,950)	12,480,029	(18,482,331)	(64,599)	110,195,676	104,120,825
Dynamic Energy Exploration & Production Portfolio	274,195	(9,925)	10,445,982	(42,997,791)	(2,653,449)	139,367,965	104,426,977
Dynamic Food & Beverage Portfolio	221,879	(10,549)	19,161,863	(43,968,001)	(2,225,659)	263,046,789	236,226,322
Dynamic Leisure and Entertainment Portfolio	—	(7,801)	13,566,787	(20,200,496)	—	92,406,852	85,765,342
Dynamic Media Portfolio	68,500	(9,149)	21,621,590	(42,254,256)	(2,140,125)	173,501,840	150,788,400
Dynamic Networking Portfolio	230,614	(8,260)	(325,992)	(31,061,926)	(2,323,742)	63,488,922	29,999,616
Dynamic Oil & Gas Services Portfolio	86,715	(15,559)	(2,647,504)	(194,452,182)	(4,526,615)	318,527,853	116,972,708
Dynamic Pharmaceuticals Portfolio	547,385	(12,316)	82,622,315	(25,395,770)	—	410,543,719	468,305,333
Dynamic Retail Portfolio	45,479	(7,578)	3,447,799	(16,361,545)	(1,439,625)	39,065,790	24,750,320
Dynamic Semiconductors Portfolio	52,648	(8,181)	1,143,306	(52,914,793)	(1,249,533)	69,720,923	16,744,370
Dynamic Software Portfolio	—	(8,388)	7,608,391	(23,654,779)	(1,478,544)	65,790,527	48,257,207

*  Includes net capital losses incurred after October 31("Post-October Capital Losses") and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year ("Late-Year Ordinary Losses"), that are deemed to arise on the first business day of each Fund's next taxable year.

**  The Dynamic Biotechnology & Genome Portfolio and Dynamic Building & Construction Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $129,885 and $64,599 and Post-October Capital Losses of $2,123,246 and $0, respectively.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

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Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

The following Funds have a capital loss carryforward as of April 30, 2013, which expires as follows:

								Post-effective no expiration
	2013	2014	2015	2016	2017	2018	2019	Short-term	Long-term	Total*
Dynamic Biotechnology & Genome Portfolio	$—	$321,497	$19,612,223	$15,818,255	$34,286,844	$50,397,332	$12,898,182	$29,306,093	$—	$162,640,426
Dynamic Building & Construction Portfolio	—	—	2,263,182	742,893	2,843,349	3,001,058	6,653,613	2,700,915	277,321	18,482,331
Dynamic Energy Exploration & Production Portfolio	—	—	285,311	3,232,521	7,646,917	21,471,013	1,361,799	7,985,637	1,014,593	42,997,791
Dynamic Food & Beverage Portfolio	—	—	239,185	1,260,041	7,585,250	10,245,302	—	23,852,022	786,201	43,968,001
Dynamic Leisure and Entertainment Portfolio	—	751,908	1,611,839	2,111,801	2,895,936	2,889,449	2,356,106	7,583,457	—	20,200,496
Dynamic Media Portfolio	—	545,973	3,187,134	2,505,039	4,930,761	5,161,647	6,294,489	18,655,535	973,678	42,254,256
Dynamic Networking Portfolio	—	383,187	1,939,441	1,064,275	1,975,581	512,618	730,670	18,934,345	5,521,809	31,061,926
Dynamic Oil & Gas Services Portfolio	—	—	15,026,862	7,909,602	24,680,663	85,028,926	35,877,910	18,344,489	7,583,730	194,452,182
Dynamic Pharmaceuticals Portfolio	164,751	66,659	644,797	1,727,610	2,128,715	15,494,879	1,618,918	2,355,738	1,193,703	25,395,770
Dynamic Retail Portfolio	—	—	937,070	1,908,967	2,427,604	1,816,180	2,176,015	6,951,511	144,198	16,361,545
Dynamic Semiconductors Portfolio	—	271,588	9,158,832	10,196,415	14,001,359	10,902,954	2,120,823	5,209,256	1,053,566	52,914,793
Dynamic Software Portfolio	—	108,427	3,017,278	1,542,190	7,095,351	2,938,722	3,242,208	5,710,603	—	23,654,779

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 6. Investment Transactions

For the fiscal year ended April 30, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome Portfolio	$72,427,327	$71,491,675
Dynamic Building & Construction Portfolio	54,780,535	54,885,740
Dynamic Energy Exploration & Production Portfolio	62,212,428	60,757,220
Dynamic Food & Beverage Portfolio	127,502,963	127,385,735
Dynamic Leisure and Entertainment Portfolio	58,945,660	58,255,789
Dynamic Media Portfolio	87,683,583	86,770,710
Dynamic Networking Portfolio	33,723,404	32,980,013
Dynamic Oil & Gas Services Portfolio	87,683,314	87,160,696
Dynamic Pharmaceuticals Portfolio	83,150,065	79,572,799
Dynamic Retail Portfolio	40,929,512	41,265,863
Dynamic Semiconductors Portfolio	16,358,568	16,070,722
Dynamic Software Portfolio	45,973,115	45,668,241

90

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

For the fiscal year ended April 30, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic Biotechnology & Genome Portfolio	$79,873,432	$95,616,559
Dynamic Building & Construction Portfolio	118,837,587	62,986,034
Dynamic Energy Exploration & Production Portfolio	88,494,163	66,004,341
Dynamic Food & Beverage Portfolio	214,856,253	170,399,923
Dynamic Leisure and Entertainment Portfolio	99,604,920	85,655,729
Dynamic Media Portfolio	169,026,720	190,008,085
Dynamic Networking Portfolio	13,058,391	56,464,722
Dynamic Oil & Gas Services Portfolio	149,760,376	189,402,442
Dynamic Pharmaceuticals Portfolio	213,470,129	101,902,219
Dynamic Retail Portfolio	66,135,018	118,949,413
Dynamic Semiconductors Portfolio	11,531,661	15,519,322
Dynamic Software Portfolio	37,235,560	44,198,110

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic Biotechnology & Genome Portfolio	$116,727,307	$38,928,274	$42,030,651	$(3,102,377)
Dynamic Building & Construction Portfolio	91,734,854	12,480,029	13,400,898	(920,869)
Dynamic Energy Exploration & Production Portfolio	94,129,833	10,445,982	14,455,437	(4,009,455)
Dynamic Food & Beverage Portfolio	217,085,515	19,161,863	19,880,346	(718,483)
Dynamic Leisure and Entertainment Portfolio	72,321,852	13,566,787	13,741,610	(174,823)
Dynamic Media Portfolio	146,370,617	21,621,590	22,176,183	(554,593)
Dynamic Networking Portfolio	30,424,893	(325,992)	3,095,085	(3,421,077)
Dynamic Oil & Gas Services Portfolio	119,720,156	(2,647,504)	7,093,949	(9,741,453)
Dynamic Pharmaceuticals Portfolio	385,820,199	82,622,315	93,769,557	(11,147,242)
Dynamic Retail Portfolio	21,380,640	3,447,799	3,698,652	(250,853)
Dynamic Semiconductors Portfolio	15,669,504	1,143,306	1,629,109	(485,803)
Dynamic Software Portfolio	40,751,954	7,608,391	7,759,829	(151,438)

91

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome Portfolio	$263,417	$(21,836,351)	$21,572,934
Dynamic Building & Construction Portfolio	9,809	(9,174,473)	9,164,664
Dynamic Energy Exploration & Production Portfolio	496,942	(10,368,285)	9,871,343
Dynamic Food & Beverage Portfolio	—	(17,630,044)	17,630,044
Dynamic Leisure and Entertainment Portfolio	(37,164)	(9,128,646)	9,165,810
Dynamic Media Portfolio	—	(29,803,018)	29,803,018
Dynamic Networking Portfolio	3,048	(3,997,033)	3,993,985
Dynamic Oil & Gas Services Portfolio	—	(10,853,184)	10,853,184
Dynamic Pharmaceuticals Portfolio	—	(23,914,760)	23,914,760
Dynamic Retail Portfolio	179	(8,250,521)	8,250,342
Dynamic Semiconductors Portfolio	—	(1,984,926)	1,984,926
Dynamic Software Portfolio	61,859	(5,747,540)	5,685,681

Note 8. Trustees' Fees

The Funds compensate each Independent Trustee. The Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities ("Deposit Securities") subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund's Participant
92

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2013

Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the change in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in note 2G of the Notes to the Financial Statements, the Funds changed their accounting policy to discontinue the use of equalization accounting for book purposes.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
June 25, 2013

94

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-received Deduction*
Dynamic Biotechnology & Genome Portfolio	0%	0%
Dynamic Building & Construction Portfolio	100%	100%
Dynamic Energy Exploration & Production Portfolio	100%	100%
Dynamic Food & Beverage Portfolio	100%	100%
Dynamic Leisure and Entertainment Portfolio	100%	100%
Dynamic Media Portfolio	100%	100%
Dynamic Networking Portfolio	100%	100%
Dynamic Oil & Gas Services Portfolio	100%	100%
Dynamic Pharmaceuticals Portfolio	100%	98%
Dynamic Retail Portfolio	100%	100%
Dynamic Semiconductors Portfolio	100%	100%
Dynamic Software Portfolio	0%	0%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

95

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2013.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None
Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

96

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None
Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	58	None
Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

97

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	58	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

98

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

99

Trustees and Officers (Continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At May 9, 2013, the Fund Complex consisted of the Trust's 55 portfolios and three other exchange-traded fund trusts with 58 portfolios advised by the Adviser.

100

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC
(2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator
(2003-2005).
David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; Director, Invesco Canada Holdings Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

101

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2012-2013); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

102

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President and Treasurer	Since 2012 Since 2013

Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

103

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

104

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 53 series (each, a "Fund" and together, the "Funds"):

PowerShares Aerospace & Defense Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

105

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund's performance and the performance of its underlying index, as well as the Adviser's analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid

106

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

•  0.40% of the Fund's average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio (for PowerShares S&P 500® High Quality Portfolio, the Trustees noted that the advisory fee was reduced to 0.29% effective December 18, 2012). In approving the advisory fee reduction for the Funds at the December 18, 2012 meeting, the Trustees considered the Adviser's representation that there would be no diminution in the quantity or quality of services provided in connection with the amendment to the Investment Advisory Agreement.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2014, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

•  0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio (the Trustees noted that the Expense Cap for the Fund was reduced to 0.29% effective November 21, 2012); and

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Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser's explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio and PowerShares Fundamental Pure Small Value Portfolio which, was equal to or lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core

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Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

•  higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Energy Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Sector Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio or PowerShares International Dividend AchieversTM Portfolio); but

•  lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds' Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

109

Board Considerations Regarding Approval of Continuation of Investment Advisory Agreement (Continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

110

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800)983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800)983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of each Fund's shares was greater than the Fund's net asset value, and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund's website at www.invescopowershares.com.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2013 Invesco PowerShares Capital Management LLC  P-PS-AR-7

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2013.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Services Approved for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2012	(e)(2) Percentage of Services Approved for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$789,800	N/A	$814,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$419,580	0%	$394,488	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,209,380	0%	$1,208,488	0%

PwC billed the Registrant aggregate fees of $419,580 for the fiscal year ended April 30, 2013 and $394,488 for the fiscal year ended April 30, 2012, for non-audit services rendered to the Registrant.

(1)                                 For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement,

(ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                 Tax fees for the fiscal year ended April 30, 2013 include fees billed for reviewing tax returns, 2012 excise tax returns and excise tax distribution calculations.  Tax fees for the fiscal year ended April 30, 2012 included fees billed for reviewing tax returns, 2011 excise tax returns and excise tax distribution calculations in addition to preparing the final tax returns for the six liquidated portfolios of the Trust.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)           Not applicable.

(g)          PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any Sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended April 30, 2013 and April 30, 2012

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Yung Bong Lim, Philip M. Nussbaum, Gary R. Wicker and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                             Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics.

(a)(2)                  Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)                  Not applicable.

(b)                                 Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	July 2, 2013

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	July 2, 2013